Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2000

(2_fidelity_logos)

Contents

Market Environment	3	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy, and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Independent Auditors' Report	22	The auditors' opinion.
Distributions	23

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

It used to be that there were few parallels between international equity market performance relative to stock markets in the United States. In recent years, however, e-commerce and other technological advances have made trade between nations that are oceans apart easier and more efficient than ever. Thus, with the U.S. being one of the world's favorite trading partners, the performance of international markets has become that much more sensitive to fluctuations in the U.S. At no time was this more apparent than during 2000. As U.S. equities skyrocketed in the first quarter of the year, so too did most worldwide markets. And when rising interest rates, a slowing economy and near record-high oil prices hammered U.S. stocks for the remainder of the year, international issues fell in sync. Fixed-income markets generally demonstrated similar parallels, as investors worldwide - including the U.S. - retreated to the safety and relatively high returns of bonds.

U.S. Stock Markets

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000® Index - a barometer of small-cap stock performance - dropped 3.02%.

Foreign Stock Markets

Asian equity markets were among the poorest-performing stock markets in 2000, as several countries in the region struggled to overcome bad loans and less-than-effective financial restructuring programs. South Korea posted one of the worst numbers, as the Korea Composite Stock Price Index (KOSPI) declined 55.88% during the year. The TOPIX Index, a benchmark of the Japanese stock market, fell 32.79%. Although Hong Kong was among the more resilient markets in the region, concerns about a slowdown in the U.S. dragged the Hang Seng Index down 9.51% during the period. Many European stock markets also floundered in 2000, thanks to the sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and significant capital outlays for third-generation mobile-phone licenses took their toll on corporate earnings, causing the Morgan Stanley Capital International Europe Index to decline 8.19% in 2000. The Canadian equity market was one of the only foreign players to enjoy positive performance. Heavily weighted in oil, gas and financial services - three of the year's best performing sectors - the Toronto Stock Exchange (TSE) 300 returned 3.78% for the 12-month period.

U.S. Bond Markets

Strong technical factors in the market propelled investment-grade bonds past stocks during the 12-month period that ended December 31, 2000. In its strongest showing since 1995, the Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 11.63% during this time frame. Early in 2000, Treasuries assumed market leadership from the spread sectors - corporate, mortgage and agency bonds - a position it never relinquished. A growing federal budget surplus spurred the U.S. government in January to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices soaring and yields plummeting. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights to safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 13.52% during the period. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 12.18% and 11.16%, respectively. Agencies rallied later in the period behind reduced political risk surrounding government-sponsored enterprises, while discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. Corporates lagged behind, hurt somewhat by deteriorating credit conditions and growing supply pressures. Still, the Lehman Brothers Credit Bond Index closed out the period up a respectable 9.39%.

Foreign Bond Markets

For the most part, foreign bonds - like those in the U.S. - outperformed their equity counterparts, but absolute returns varied among nations and regions. International government debt, for instance, struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. Conversely, emerging-markets bonds performed solidly throughout the year. The J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period. During the past year, emerging-markets credit upgrades outnumbered downgrades by more than three to one.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-6.58%	17.82%	21.23%
S&P 500 ®	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $31,721 - a 217.21% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Exxon Mobil Corp.	2.5
McDonald's Corp.	2.2
Pfizer, Inc.	2.1
American International Group, Inc.	2.1
Berkshire Hathaway, Inc. Class A	1.8
10.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	24.3
Technology	12.8
Health	11.6
Nondurables	7.3
Energy	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	87.8%
Bonds	2.5%
Short-Term Investments and Net Other Assets	9.7%

* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class	-6.71%	17.75%	21.16%
S&P 500	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $31,624 - a 216.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Exxon Mobil Corp.	2.5
McDonald's Corp.	2.2
Pfizer, Inc.	2.1
American International Group, Inc.	2.1
Berkshire Hathaway, Inc. Class A	1.8
10.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	24.3
Technology	12.8
Health	11.6
Nondurables	7.3
Energy	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	87.8%
Bonds	2.5%
Short-Term Investments and Net Other Assets	9.7%

* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class 2	-6.83%	17.72%	21.14%
S&P 500	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $31,584 - a 215.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Exxon Mobil Corp.	2.5
McDonald's Corp.	2.2
Pfizer, Inc.	2.1
American International Group, Inc.	2.1
Berkshire Hathaway, Inc. Class A	1.8
10.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	24.3
Technology	12.8
Health	11.6
Nondurables	7.3
Energy	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	87.8%
Bonds	2.5%
Short-Term Investments and Net Other Assets	9.7%

* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Will Danoff,
Portfolio Manager
of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2000, the fund outperformed the Standard & Poor's 500 Index, which returned -9.10%.

Q. What factors influenced the fund's performance during the period?

A. Two critical factors were the reversal of the euphoric Internet-stock bubble and the slowing of the global economy. A combination of excessive valuations and weaker demand crushed the technology sector, which had accounted for 35% of the S&P 500 in the early spring. The fund's underweighting in technology relative to both the S&P 500 and its peers worked out well as the fund avoided most of this carnage. As the economy slowed, stocks of economically sensitive companies, such as those in the technology sector, generally performed poorly, while stocks in defensive areas, such as health care, finance and utilities, performed well. The fund was positioned advantageously in finance stocks, but could have benefited further from owning more health care companies.

Q. What was your technology strategy during the period?

A. The fund participated only moderately during the technology rally of late 1999 and early 2000 because I couldn't justify the valuations of most technology stocks. The very best technology companies were selling at extremely high price-to-earnings ratios, often more than 100 times earnings. Then, as the slowing economy hurt profit growth and investors realized that many of the Internet and emerging telecommunications companies had unsustainable or uncompetitive business models, the bubble burst. Overall, the fund's conservative positioning was the major reason for its outperformance relative to the S&P 500.

Q. Why did health stocks fall into favor, and why were you slow to increase the fund's exposure?

A. Health stocks benefited from steady earnings growth from large pharmaceutical companies, improving industry fundamentals in the HMO and hospital industries, and exciting new advances in biotechnology. Also, investors were looking for stable-growth stocks as the economy slowed and technology profits and share prices weakened. I added to the fund's positions in leading drug companies Pfizer and Schering-Plough, both of which enhanced their earnings growth rates during the year. In hindsight, I should have bought more health care stocks, but I found that most of the leading drug companies had major drugs that were losing their patent protection and I wasn't seeing accelerated earnings growth. I should have realized that in a slowing economy, the market would reward companies in industries such as health care, particularly those that were meeting their estimates despite a lack of accelerated earnings growth.

Q. You doubled the fund's exposure to finance stocks during the second half of 2000, from around 12% to just over 24%. Why?

A. Lower interest rates, spurred on by the slowing economy, produced a very favorable environment for finance stocks. Also, the commercial property and casualty insurance industry raised its prices for the first time in 14 years, resulting in an environment of steady demand and decreased capacity for that particular group. As a result, the fund's positions in American International Group, MetLife, Citigroup and Berkshire Hathaway performed well during the period. Other large financial holdings at the end of 2000 were mortgage insurer Fannie Mae, consumer finance leader Household International and super-regional bank Bank One.

Q. Which other stocks performed well? Which were disappointing?

A. The fund's best performer during the period was Waters Corp., a company that sells analytical instruments to biotechnology, pharmaceutical and government laboratories. Disappointments included McDonald's and AT&T, both of which fell short of earnings expectations.

Q. What's your outlook?

A. Continued global economic weakness could very well put a damper on both corporate earnings growth and market appreciation. The Federal Reserve Board was poised to lower interest rates in early 2001 and, while this is a positive sign, it may take a while to see momentum. I remain skeptical of a quick rebound for technology stocks, as valuations are still high and earnings growth will likely remain sluggish until 2002. I'll be looking for companies that are growing, both inside and outside the tech sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2000, more than $9.8 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 87.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.4%
Aerospace & Defense - 1.3%
Boeing Co.	729,700	$ 48,160,200
Bombardier, Inc. Class B (sub. vtg.)	1,014,100	15,659,295
Lockheed Martin Corp.	1,256,340	42,652,743
United Technologies Corp.	231,201	18,178,179
		124,650,417
Ship Building & Repair - 0.1%
General Dynamics Corp.	205,000	15,990,000
TOTAL AEROSPACE & DEFENSE		140,640,417
BASIC INDUSTRIES - 1.5%
Chemicals & Plastics - 1.0%
Hercules, Inc.	343,000	6,538,438
Pharmacia Corp.	1,214,600	74,090,600
Potash Corp. of Saskatchewan	233,800	18,292,916
Spartech Corp.	61,300	1,260,481
		100,182,435
Metals & Mining - 0.1%
Alcoa, Inc.	118,300	3,963,050
Rio Tinto PLC (Reg. D)	273,100	4,802,514
		8,765,564
Paper & Forest Products - 0.4%
Bowater, Inc.	112,400	6,336,550
International Paper Co.	124,500	5,081,156
Kimberly-Clark Corp.	212,500	15,021,625
Pactiv Corp. (a)	66,700	825,413
Weyerhaeuser Co.	185,800	9,429,350
		36,694,094
TOTAL BASIC INDUSTRIES		145,642,093
CONSTRUCTION & REAL ESTATE - 1.1%
Construction - 0.3%
Centex Corp.	56,900	2,137,306
Jacobs Engineering Group, Inc. (a)	278,030	12,841,511
Kaufman & Broad Home Corp.	149,800	5,046,388
Lennar Corp.	218,800	7,931,500
		27,956,705
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	1,176,613
Real Estate Investment Trusts - 0.8%
AMB Property Corp.	207,400	5,353,513
Apartment Investment & Management Co. Class A	181,900	9,083,631
Archstone Communities Trust	74,500	1,918,375
Arden Realty Group, Inc.	31,600	793,950
Avalonbay Communities, Inc.	39,100	1,959,888
Equity Office Properties Trust	893,200	29,140,650

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	400,700	$ 22,163,719
Glenborough Realty Trust, Inc.	213,600	3,711,300
		74,125,026
TOTAL CONSTRUCTION & REAL ESTATE		103,258,344
DURABLES - 2.6%
Autos, Tires, & Accessories - 1.5%
Danaher Corp.	955,722	65,347,492
Midas, Inc.	246,400	2,941,400
SPX Corp. (a)	737,131	79,748,360
		148,037,252
Consumer Durables - 0.6%
Blyth, Inc.	69,000	1,664,625
Minnesota Mining & Manufacturing Co.	436,100	52,550,050
		54,214,675
Consumer Electronics - 0.2%
Harman International Industries, Inc.	669,200	24,425,800
Home Furnishings - 0.0%
The Bombay Company, Inc. (a)	159,800	309,613
Textiles & Apparel - 0.3%
Coach, Inc.	45,700	1,313,875
Delta Apparel, Inc.	8,870	119,191
Delta Woodside Industries	88,700	105,331
Duck Head Apparel Co., Inc. (a)	8,870	12,751
Jones Apparel Group, Inc. (a)	248,100	7,985,719
Mohawk Industries, Inc. (a)	148,620	4,068,473
Reebok International Ltd. (a)	407,500	11,141,050
		24,746,390
TOTAL DURABLES		251,733,730
ENERGY - 7.1%
Energy Services - 0.3%
Baker Hughes, Inc.	109,800	4,563,563
Global Marine, Inc. (a)	13,700	388,738
Hanover Compressor Co. (a)	156,800	6,987,400
Noble Drilling Corp. (a)	62,600	2,719,188
Schlumberger Ltd. (NY Shares)	229,700	18,361,644
Smith International, Inc. (a)	4,300	320,619
		33,341,152
Oil & Gas - 6.8%
Alberta Energy Co. Ltd.	2,040,590	97,728,363
BP Amoco PLC sponsored ADR	2,826,432	135,315,432
Burlington Resources, Inc.	769,090	38,839,045
Canadian Natural Resources Ltd. (a)	511,370	14,155,453
Conoco, Inc. Class B	411,700	11,913,569
EOG Resources, Inc.	140,540	7,685,781
Exxon Mobil Corp.	2,879,171	250,307,896
Nexen, Inc.	373,120	9,208,538
Noble Affiliates, Inc.	356,600	16,403,600
Royal Dutch Petroleum Co. (NY Shares)	288,000	17,442,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Suncor Energy, Inc.	1,519,940	$ 38,829,844
Tosco Corp.	385,600	13,086,300
TotalFinaElf SA sponsored ADR	148,023	10,759,422
Westport Resources Corp. (a)	306,700	6,728,231
		668,403,474
TOTAL ENERGY		701,744,626
FINANCE - 24.3%
Banks - 4.6%
Australia & New Zealand Banking Group Ltd.	973,561	7,820,992
Bank of New York Co., Inc.	363,000	20,033,063
Bank One Corp.	3,040,600	111,361,975
Capital One Financial Corp.	523,800	34,472,588
Commerce Bancorp, Inc.	223,100	15,254,463
Compass Bancshares, Inc.	54,600	1,303,575
Fifth Third Bancorp	655,580	39,170,905
Firstar Corp.	1,454,600	33,819,450
M&T Bank Corp.	596,700	40,575,600
Mellon Financial Corp.	392,380	19,300,191
Mercantile Bankshares Corp.	29,200	1,261,075
North Fork Bancorp, Inc.	83,300	2,046,056
Northern Trust Corp.	132,100	10,774,406
Royal Bank of Scotland Group PLC	1,324,573	31,281,243
SouthTrust Corp.	247,100	10,053,881
Synovus Finanical Corp.	71,200	1,917,950
U.S. Bancorp	471,200	13,753,150
Wells Fargo & Co.	1,089,700	60,682,669
Zions Bancorp	15,900	992,756
		455,875,988
Credit & Other Finance - 3.6%
American Express Co.	1,515,200	83,241,300
Citigroup, Inc.	2,951,515	150,711,735
Concord EFS, Inc. (a)	299,000	13,137,313
Household International, Inc.	1,520,300	83,616,500
Indymac Bancorp, Inc.	19,600	578,200
MBNA Corp.	717,700	26,510,044
		357,795,092
Federal Sponsored Credit - 2.4%
Fannie Mae	1,932,100	167,609,675
Freddie Mac	511,500	35,229,563
USA Education, Inc.	422,800	28,750,400
		231,589,638
Insurance - 11.6%
ACE Ltd.	253,200	10,745,175
Aetna, Inc. (a)	307,500	12,626,719
AFLAC, Inc.	348,400	25,150,125
Allstate Corp.	1,191,400	51,900,363
AMBAC Financial Group, Inc.	208,300	12,146,494

	Shares	Value (Note 1)
American International Group, Inc.	2,115,384	$ 208,497,536
Berkshire Hathaway, Inc. Class A (a)	2,455	174,305,000
Canada Life Financial Corp.	293,400	8,190,228
CIGNA Corp.	468,670	62,005,041
Conseco, Inc.	391,400	5,161,588
Everest Re Group Ltd.	386,880	27,710,280
Hartford Financial Services Group, Inc.	512,300	36,181,188
Jefferson-Pilot Corp.	293,100	21,909,225
John Hancock Financial Services, Inc.	611,300	23,000,163
Manulife Financial Corp.	672,400	21,057,351
Marsh & McLennan Companies, Inc.	220,775	25,830,675
MBIA, Inc.	72,900	5,403,713
MetLife, Inc.	3,458,700	121,054,500
MGIC Investment Corp.	60,700	4,093,456
Old Republic International Corp.	281,100	8,995,200
PartnerRe Ltd.	182,900	11,156,900
Progressive Corp.	81,700	8,466,163
RenaissanceRe Holdings Ltd.	187,030	14,646,787
SAFECO Corp.	40,900	1,344,588
Sun Life Financial Services Canada, Inc.	1,138,900	30,386,873
The Chubb Corp.	805,114	69,642,361
The St. Paul Companies, Inc.	1,283,700	69,720,956
Torchmark Corp.	45,200	1,737,375
XL Capital Ltd. Class A	722,000	63,084,750
Zenith National Insurance Corp.	127,700	3,751,188
		1,139,901,961
Savings & Loans - 0.8%
Astoria Financial Corp.	127,300	6,913,981
Golden West Financial Corp.	953,300	64,347,750
TCF Financial Corp.	39,900	1,778,044
Washington Mutual, Inc.	87,700	4,653,581
		77,693,356
Securities Industry - 1.3%
Daiwa Securities Group, Inc.	4,615,000	48,139,331
Franco Nevada Mining Corp. Ltd.	1,888,564	21,541,118
Nikko Securities Co. Ltd.	3,637,000	28,143,264
Nomura Securities Co. Ltd.	1,913,000	34,372,783
		132,196,496
TOTAL FINANCE		2,395,052,531
HEALTH - 11.6%
Drugs & Pharmaceuticals - 7.2%
Adolor Corp.	19,300	424,600
Allergan, Inc.	180,800	17,503,700
ALZA Corp. (a)	172,900	7,348,250
AstraZeneca PLC sponsored ADR	960,000	49,440,000
Elan Corp. PLC sponsored ADR (a)	1,406,200	65,827,738
Eli Lilly & Co.	599,782	55,817,212
Forest Laboratories, Inc. (a)	65,400	8,690,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Glaxo Wellcome PLC sponsored ADR	109,930	$ 6,156,080
Immunex Corp. (a)	1,129,170	45,872,531
Merck & Co., Inc.	582,400	54,527,200
Novartis AG sponsored ADR	238,700	10,681,825
OSI Pharmaceuticals, Inc. (a)	77,500	6,209,688
Pfizer, Inc.	4,581,675	210,757,050
Schering-Plough Corp.	2,556,300	145,070,025
Serono SA sponsored ADR (a)	818,700	19,597,631
Sigma-Aldrich Corp.	9,700	381,331
Titan Pharmaceuticals, Inc. (a)	3,000	106,110
		704,410,996
Medical Equipment & Supplies - 2.2%
AmeriSource Health Corp. Class A (a)	218,700	11,044,350
Apogent Technologies, Inc.	52,800	1,082,400
Becton, Dickinson & Co.	175,600	6,080,150
Biomet, Inc.	199,000	7,897,813
Cardinal Health, Inc.	252,100	25,115,463
Disetronic Holding AG	5,155	4,620,092
Guidant Corp. (a)	53,000	2,858,688
Johnson & Johnson	30,500	3,204,406
McKesson HBOC, Inc.	346,600	12,439,474
Medtronic, Inc.	1,301,800	78,596,175
MiniMed, Inc. (a)	331,600	13,937,562
Patterson Dental Co. (a)	1,069,200	36,219,150
Stryker Corp.	20,100	1,016,859
Sybron Dental Specialties, Inc. (a)	133,633	2,255,057
Varian Medical Systems, Inc. (a)	164,300	11,162,131
		217,529,770
Medical Facilities Management - 2.2%
Community Health Systems, Inc. (a)	436,600	15,281,000
HCA - The Healthcare Co.	848,916	37,360,793
Health Management Associates, Inc. Class A (a)	1,375,500	28,541,625
HEALTHSOUTH Corp. (a)	1,221,400	19,924,088
Manor Care, Inc. (a)	173,600	3,580,500
Oxford Health Plans, Inc. (a)	476,700	18,829,650
Specialty Laboratories, Inc. (a)	3,900	129,188
Tenet Healthcare Corp.	576,500	25,618,219
UnitedHealth Group, Inc.	783,800	48,105,725
Wellpoint Health Networks, Inc. (a)	178,320	20,551,380
		217,922,168
TOTAL HEALTH		1,139,862,934

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Electrical Equipment - 0.1%
Allen Telecom, Inc. (a)	89,600	$ 1,607,200
Emerson Electric Co.	141,500	11,151,969
		12,759,169
Industrial Machinery & Equipment - 0.4%
Exide Corp.	100	763
Graco, Inc.	3,100	128,263
Mettler-Toledo International, Inc. (a)	164,500	8,944,688
Tyco International Ltd.	497,400	27,605,700
		36,679,414
Pollution Control - 0.1%
Waste Management, Inc.	433,500	12,029,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		61,468,208
MEDIA & LEISURE - 6.3%
Broadcasting - 0.3%
E.W. Scripps Co. Class A	25,800	1,622,175
Infinity Broadcasting Corp. Class A (a)	973,360	27,193,245
		28,815,420
Entertainment - 2.2%
Bally Total Fitness Holding Corp. (a)	13,000	440,375
MGM Mirage, Inc.	789,100	22,242,756
Park Place Entertainment Corp. (a)	1,165,300	13,910,769
Six Flags, Inc. (a)	397,500	6,832,031
Viacom, Inc.:
Class A (a)	189,150	8,890,050
Class B (non-vtg.) (a)	3,466,781	162,072,012
Walt Disney Co.	127,610	3,692,714
		218,080,707
Leisure Durables & Toys - 0.4%
Brunswick Corp.	298,200	4,901,663
Callaway Golf Co.	279,100	5,198,238
Harley-Davidson, Inc.	316,300	12,572,925
Mattel, Inc.	764,100	11,033,604
		33,706,430
Lodging & Gaming - 0.2%
International Game Technology (a)	80,900	3,883,200
Marriott International, Inc. Class A	9,700	409,825
Starwood Hotels & Resorts Worldwide, Inc. unit	553,400	19,507,350
		23,800,375
Publishing - 0.5%
McGraw-Hill Companies, Inc.	110,600	6,483,925
Reader's Digest Association, Inc. Class A (non-vtg.)	787,040	30,792,940
Scholastic Corp. (a)	167,700	14,862,413
		52,139,278
Restaurants - 2.7%
Brinker International, Inc. (a)	194,000	8,196,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
CBRL Group, Inc.	315,100	$ 5,730,881
CEC Entertainment, Inc. (a)	159,900	5,456,588
Cheesecake Factory, Inc. (a)	57,100	2,191,213
Darden Restaurants, Inc.	108,800	2,488,800
McDonald's Corp.	6,256,900	212,734,600
P.F. Chang's China Bistro, Inc. (a)	183,800	5,778,213
PJ America, Inc. (a)(c)	581,700	3,235,706
Ryan's Family Steak Houses, Inc. (a)	188,500	1,778,969
Starbucks Corp. (a)	111,500	4,933,875
Wendy's International, Inc.	289,000	7,586,250
		260,111,595
TOTAL MEDIA & LEISURE		616,653,805
NONDURABLES - 7.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	791,100	35,995,050
Diageo PLC	2,075,123	23,233,077
Pepsi Bottling Group, Inc.	341,000	13,618,688
The Coca-Cola Co.	780,910	47,586,703
		120,433,518
Foods - 2.5%
Earthgrains Co.	725,600	13,423,600
Keebler Foods Co.	68,500	2,838,469
Nestle SA (Reg.)	14,411	33,786,256
Numico NV	375,938	18,980,553
PepsiCo, Inc.	1,611,100	79,850,144
Quaker Oats Co.	585,800	57,042,275
Sysco Corp.	723,200	21,696,000
Wm. Wrigley Jr. Co.	207,200	19,852,350
		247,469,647
Household Products - 3.6%
Avon Products, Inc.	1,922,140	92,022,453
Colgate-Palmolive Co.	2,052,300	132,475,965
Estee Lauder Companies, Inc. Class A	231,100	10,125,069
Gillette Co.	1,018,600	36,796,925
Procter & Gamble Co.	963,400	75,566,688
		346,987,100
TOTAL NONDURABLES		714,890,265
PRECIOUS METALS - 0.0%
Stillwater Mining Co. (a)	60,270	2,371,625
RETAIL & WHOLESALE - 5.0%
Apparel Stores - 1.2%
Charming Shoppes, Inc. (a)	1,965,800	11,794,800
Footstar, Inc. (a)	196,600	9,731,700
Gap, Inc.	523,700	13,354,350
Gymboree Corp. (a)	379,500	5,265,563

	Shares	Value (Note 1)
Talbots, Inc.	831,800	$ 37,950,875
The Limited, Inc.	476,300	8,126,869
TJX Companies, Inc.	1,259,600	34,953,900
		121,178,057
Drug Stores - 2.3%
CVS Corp.	2,630,402	157,659,720
Walgreen Co.	1,661,900	69,488,194
		227,147,914
General Merchandise Stores - 0.4%
Dollar Tree Stores, Inc. (a)	41,650	1,020,425
Kohls Corp. (a)	552,800	33,720,800
Stein Mart, Inc. (a)	613,900	7,136,588
		41,877,813
Grocery Stores - 0.4%
Fleming Companies, Inc.	188,711	2,229,149
Iceland Group PLC	1,701,940	8,176,847
Krispy Kreme Doughnuts, Inc.	16,200	1,344,600
Loblaw Companies Ltd.	125,740	4,235,506
Safeway PLC	1,682,914	7,511,640
Tesco PLC	2,888,600	11,761,258
		35,259,000
Retail & Wholesale, Miscellaneous - 0.7%
Bed Bath & Beyond, Inc. (a)	1,799,000	40,252,625
Home Depot, Inc.	500,840	22,882,128
		63,134,753
TOTAL RETAIL & WHOLESALE		488,597,537
SERVICES - 0.6%
Advertising - 0.0%
Getty Images, Inc. (a)	14,200	454,400
Educational Services - 0.1%
Career Education Corp. (a)	9,800	383,425
Corinthian Colleges, Inc. (a)	94,200	3,573,713
Devry, Inc. (a)	123,400	4,658,350
University of Phoenix Online Class A (a)	45,600	2,242,950
		10,858,438
Leasing & Rental - 0.1%
GATX Corp.	196,100	9,780,488
Services - 0.4%
Administaff, Inc. (a)	38,100	1,036,320
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	1,438,500
DigitalThink, Inc.	25,900	441,919
Dun & Bradstreet Corp. (a)	34,800	900,450
Ecolab, Inc.	242,200	10,460,013
Moody's Corp.	7,100	182,381
National Processing, Inc. (a)	47,500	807,500
Professional Detailing, Inc. (a)	9,500	1,004,773
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Robert Half International, Inc. (a)	838,100	$ 22,209,650
Watson Wyatt & Co. Holdings	4,900	115,150
		38,596,656
TOTAL SERVICES		59,689,982
TECHNOLOGY - 12.8%
Communications Equipment - 3.1%
American Tower Corp. Class A (a)	2,725,750	103,237,781
CIENA Corp. (a)	521,500	42,371,875
Cisco Systems, Inc. (a)	3,970,828	151,884,171
Comverse Technology, Inc. (a)	19,500	2,118,188
Nokia AB sponsored ADR	68,100	2,962,350
Plantronics, Inc. (a)	142,600	6,702,200
		309,276,565
Computer Services & Software - 5.8%
Acxiom Corp. (a)	163,700	6,374,069
Adobe Systems, Inc.	1,991,300	115,868,769
Aether Systems, Inc. (a)	20,600	805,975
Affiliated Computer Services, Inc. Class A (a)	196,800	11,943,300
Ariba, Inc. (a)	373,800	20,045,025
Automatic Data Processing, Inc.	1,730,500	109,562,281
BEA Systems, Inc. (a)	706,394	47,549,146
Check Point Software Technologies Ltd. (a)	38,900	5,195,581
Documentum, Inc. (a)	107,500	5,341,406
First Data Corp.	493,800	26,017,088
i2 Technologies, Inc. (a)	46,100	2,506,688
IMS Health, Inc.	310,000	8,370,000
Informatica Corp. (a)	157,200	6,219,225
J.D. Edwards & Co. (a)	162,350	2,891,859
Keane, Inc. (a)	21,300	207,675
Manugistics Group, Inc. (a)	921,100	52,502,700
Mentor Graphics Corp. (a)	160,800	4,411,950
National Data Corp.	7,800	285,675
Netegrity, Inc. (a)	321,900	17,503,313
NetIQ Corp. (a)	233,200	20,375,850
Oracle Corp. (a)	139,810	4,063,228
Peregrine Systems, Inc. (a)	50,000	987,500
Polycom, Inc. (a)	186,900	6,015,844
Rational Software Corp. (a)	996,300	38,793,431
Siebel Systems, Inc. (a)	83,900	5,673,738
SmartForce PLC sponsored ADR (a)	29,400	1,104,338
Sonus Networks, Inc.	200,497	5,062,549
SunGard Data Systems, Inc. (a)	349,200	16,456,050
The BISYS Group, Inc. (a)	241,800	12,603,825

	Shares	Value (Note 1)
VeriSign, Inc. (a)	80	$ 5,935
VERITAS Software Corp. (a)	145,262	12,710,425
		567,454,438
Computers & Office Equipment - 2.8%
Brocade Communications Systems, Inc. (a)	1,325,300	121,679,106
Computer Network Technology Corp. (a)	137,200	3,953,075
Diebold, Inc.	140,200	4,679,175
EMC Corp. (a)	48,300	3,211,950
Juniper Networks, Inc. (a)	366,000	46,138,875
Network Appliance, Inc. (a)	4,900	314,519
Sun Microsystems, Inc. (a)	2,470,400	68,862,400
Symbol Technologies, Inc.	824,760	29,691,360
		278,530,460
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	75,020	4,107,345
Ixia (a)	12,700	290,513
Novellus Systems, Inc. (a)	136,800	4,916,250
Teradyne, Inc. (a)	103,100	3,840,475
Thermo Electron Corp. (a)	1,192,932	35,489,727
TriPath Imaging, Inc. (a)	9,700	84,875
Waters Corp. (a)	498,000	41,583,000
		90,312,185
Electronics - 0.2%
Cirrus Logic, Inc. (a)	473,800	8,883,750
Elantec Semiconductor, Inc. (a)	56,400	1,565,100
Integrated Device Technology, Inc. (a)	14,200	470,375
Intersil Holding Corp. Class A	150,900	3,461,269
Solectron Corp. (a)	28,900	979,710
		15,360,204
TOTAL TECHNOLOGY		1,260,933,852
TRANSPORTATION - 2.2%
Air Transportation - 1.0%
Continental Airlines, Inc. Class B (a)	331,700	17,124,013
Ryanair Holdings PLC sponsored ADR (a)	521,110	29,019,313
Southwest Airlines Co.	1,715,587	57,523,632
		103,666,958
Railroads - 0.2%
Canadian National Railway Co.	93,500	2,765,959
Canadian Pacific Ltd.	256,500	7,314,151
CSX Corp.	16,200	420,188
Union Pacific Corp.	118,400	6,008,800
		16,509,098
Trucking & Freight - 1.0%
C.H. Robinson Worldwide, Inc.	910,100	28,611,269
Exel PLC	1,855,280	26,310,839
Expeditors International of Washington, Inc.	431,650	23,174,209
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - continued
M.S. Carriers, Inc. (a)	3,800	$ 124,450
Swift Transportation Co., Inc. (a)	1,010,400	20,018,550
		98,239,317
TOTAL TRANSPORTATION		218,415,373
UTILITIES - 2.8%
Cellular - 0.3%
AT&T Corp. - Wireless Group	746,700	12,927,244
Nextel Communications, Inc. Class A (a)	102,200	2,529,450
NTT DoCoMo, Inc.	933	16,070,736
Sonera Corp.	238,900	4,343,115
		35,870,545
Electric Utility - 2.0%
AES Corp. (a)	430,560	23,842,260
Ameren Corp.	39,000	1,806,188
American Electric Power Co., Inc.	453,120	21,070,080
Cinergy Corp.	54,500	1,914,313
Dominion Resources, Inc.	500	33,500
Duke Energy Corp.	295,500	25,191,375
Entergy Corp.	140,270	5,935,174
Exelon Corp.	486,700	34,171,207
FPL Group, Inc.	303,200	21,754,600
GPU, Inc.	140,300	5,164,794
National Grid Group PLC	1,159,900	10,536,170
NiSource, Inc.	147,300	4,529,475
Progress Energy, Inc.	143,600	7,063,325
Public Service Enterprise Group, Inc.	34,200	1,662,975
Southern Co.	784,590	26,087,618
Utilicorp United, Inc.	171,200	5,307,200
Wisconsin Energy Corp.	13,200	297,825
		196,368,079
Gas - 0.3%
Dynegy, Inc. Class A	294,442	16,507,155
Enron Corp.	89,200	7,414,750
Sempra Energy	60,500	1,406,625
Westcoast Energy, Inc.	32,300	779,923
		26,108,453
Telephone Services - 0.2%
BellSouth Corp.	212,700	8,707,406
KPNQwest NV (a)	288,000	5,454,000
Qwest Communications International, Inc. (a)	189,439	7,766,999
		21,928,405
TOTAL UTILITIES		280,275,482
TOTAL COMMON STOCKS (Cost $7,095,091,997)		8,581,230,804
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (f)	Value (Note 1)
FINANCE - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (d) (Cost $798,761)	-	GBP	704,573	$ 872,983
U.S. Treasury Obligations - 2.6%

U.S. Treasury Bills, yield at date of purchase 5.97% to 6.2% 1/11/01 to 3/1/01 (e)	-		5,200,000	5,174,202
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa		22,500,000	22,310,100
6.125% 11/15/27	Aaa		63,000,000	67,735,080
6.375% 8/15/27	Aaa		66,000,000	73,095,000
6.5% 11/15/26	Aaa		20,000,000	22,462,400
6.75% 8/15/26	Aaa		9,900,000	11,456,181
6.875% 8/15/25	Aaa		36,500,000	42,699,160
7.625% 2/15/25	Aaa		9,500,000	12,042,770
TOTAL U.S. TREASURY OBLIGATIONS (Cost $239,068,582)				256,974,893
Cash Equivalents - 10.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	962,133,447	962,133,447
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	60,116,350	60,116,350
TOTAL CASH EQUIVALENTS (Cost $1,022,249,797)		1,022,249,797
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $8,357,209,137)		9,861,328,477
NET OTHER ASSETS - (0.2)%		(17,223,328)
NET ASSETS - 100%		$ 9,844,105,149
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
177 S&P 500 Stock Index Contracts	March 2001	$ 59,073,750	$ (458,688)

The face value of futures purchased as a percentage of net assets - 0.6%
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ 14,233,121	$ -	$ -
PJ America, Inc.	-	-	-	3,235,706
TOTALS	$ -	$ 14,233,121	$ -	$ 3,235,706
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $2,977,123.
(f) Principal amounts are stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $16,356,927,770 and $16,251,368,358, respectively, of which long-term U.S. government and government obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,066,432,211 and $1,022,745,140, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $776,911 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $57,623,819. The fund received cash collateral of $60,116,350 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
United Kingdom	3.2
Canada	3.0
Japan	1.3
Ireland	1.0
Others (individually less than 1%)	2.4
100.0%
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $8,451,680,345. Net unrealized appreciation aggregated $1,409,648,132, of which $1,737,634,466 related to appreciated investment securities and $327,986,334 related to depreciated investment securities.

The fund hereby designates approximately $893,502,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $8,357,209,137) - See accompanying schedule		$ 9,861,328,477
Cash		1,570,305
Foreign currency held at value (cost $466,283)		481,634
Receivable for investments sold		70,818,949
Receivable for fund shares sold		4,091,178
Dividends receivable		4,554,019
Interest receivable		9,965,096
Other receivables		957,321
Total assets		9,953,766,979
Liabilities
Payable for investments purchased	$ 35,043,513
Payable for fund shares redeemed	9,148,016
Accrued management fee	4,655,164
Distribution fees payable	116,793
Payable for daily variation on futures contracts	702,159
Other payables and accrued expenses	349,514
Collateral on securities loaned, at value	60,116,350
Total liabilities		110,131,509
Net Assets		$ 9,843,635,470
Net Assets consist of:
Paid in capital		$ 8,146,007,632
Undistributed net investment income		67,012,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		126,987,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,503,627,659
Net Assets		$ 9,843,635,470
Initial Class: Net Asset Value, offering price and redemption price per share ($8,516,463,560 ÷ 358,659,377 shares)		$23.75
Service Class: Net Asset Value, offering price and redemption price per share ($1,245,221,785 ÷ 52,598,283 shares)		$23.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($81,950,125 ÷ 3,466,103 shares)		$23.64

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 57,763,028
Interest		73,495,950
Security lending		2,129,917
Total income		133,388,895
Expenses
Management fee	$ 57,891,721
Transfer agent fees	6,603,056
Distribution fees	1,153,036
Accounting and security lending fees	898,738
Non-interested trustees' compensation	33,997
Custodian fees and expenses	549,586
Registration fees	43,475
Audit	57,874
Legal	78,894
Miscellaneous	297,080
Total expenses before reductions	67,607,457
Expense reductions	(2,536,189)	65,071,268
Net investment income		68,317,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($6,736,275) on sales of investments in affiliated issuers)	209,183,963
Foreign currency transactions	(152,560)
Futures contracts	(4,181,856)	204,849,547
Change in net unrealized appreciation (depreciation) on:
Investment securities	(961,770,464)
Assets and liabilities in foreign currencies	(31,647)
Futures contracts	(468,165)	(962,270,276)
Net gain (loss)		(757,420,729)
Net increase (decrease) in net assets resulting from operations		$ (689,103,102)
Other Information Expense reductions Directed brokerage arrangements		$ 2,524,248
Custodian credits		11,941
		$ 2,536,189

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 68,317,627	$ 37,064,074
Net realized gain (loss)	204,849,547	1,238,554,251
Change in net unrealized appreciation (depreciation)	(962,270,276)	533,893,873
Net increase (decrease) in net assets resulting from operations	(689,103,102)	1,809,512,198
Distributions to shareholders From net investment income	(35,814,293)	(32,779,255)
From net realized gain	(1,235,476,968)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	2,023,685,153	1,702,847,259
Total increase (decrease) in net assets	63,290,790	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $67,012,238 and $34,775,260, respectively)	$ 9,843,635,470	$ 9,780,344,680

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	53,448,851	$ 1,355,965,735	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(49,325,329)	(1,240,820,402)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	49,776,856	$ 1,277,022,677	47,451,606	$ 1,182,789,864
Service Class Sold	24,126,050	$ 612,579,539	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,237	291,308	6,968,091
Redeemed	(2,471,479)	(61,156,455)	(669,866)	(17,161,230)
Net increase (decrease)	25,960,446	$ 660,792,321	20,390,180	$ 520,057,395
Service Class 2 A Sold	3,591,561	$ 88,871,209
Reinvested	1,759	44,679
Redeemed	(127,217)	(3,045,733)
Net increase (decrease)	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 32,731,929		$ 31,943,084
Service Class		3,081,105		836,171
Service Class 2 A		1,259		-
Total		$ 35,814,293		$ 32,779,255
From net realized gain Initial Class		$ 1,129,145,416		$ 234,249,282
Service Class		106,288,132		6,131,920
Service Class 2 A		43,420		-
Total		$ 1,235,476,968		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Income from Investment Operations
Net investment income	.17 D	.12 D	.13 D	.16 D	.14
Net realized and unrealized gain (loss)	(1.84)	5.59	5.54	3.73	2.76
Total from investment operations	(1.67)	5.71	5.67	3.89	2.90
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	(.37)	(.13)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)
Net asset value, end of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Total Return B, C	(6.58)%	24.25%	29.98%	24.14%	21.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103
Ratio of expenses to average net assets	.66%	.67%	.70%	.71%	.74%
Ratio of expenses to average net assets after expense reductions	.63% F	.65% F	.66% F	.68% F	.71% F
Ratio of net investment income to average net assets	.69%	.48%	.62%	.90%	1.33%
Portfolio turnover rate	177%	172%	201%	142%	178%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income D	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C	(6.71)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76%	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.59%	.37%	.53%	1.14% A
Portfolio turnover rate	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.93)
Total from investment operations	(.83)
Less Distributions
From net investment income	(.11) G
From net realized gain	(3.62) G
Total distributions	(3.73)
Net asset value, end of period	$ 23.64
Total Return B, C	(3.86)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 81,950
Ratio of expenses to average net assets	.92% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income to average net assets	.43% A
Portfolio turnover rate	177%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Contrafund Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 1,071,117
Service Class 2	81,919
$ 1,153,036

Contrafund Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives asset-based fees with respect to each account in a fund. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 5,860,577
Service Class	717,389
Service Class 2	25,090
$ 6,603,056

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 19% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owners of more than 10% of the total outstanding shares of the fund totaling 33%.

8. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under "Legend" at the end of the fund's schedule of investments.

Contrafund Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II (the Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Distributions

The Board of Trustees of Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/2/01	2/2/01	$.17	$.60
Service Class	2/2/01	2/2/01	$.15	$.60
Service Class 2	2/2/01	2/2/01	$.16	$.60

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 8% of the dividends distributed by the Initial Class, Service Class and Service Class 2 during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

William Danoff, Vice President

Jason L. Weiner, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0201 125148
1.540131.103

Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

Annual Report

December 31, 2000

(2_fidelity_logos)

Contents

Market Environment	3	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	18	Notes to the financial statements.
Independent Auditors' Report	21	The auditors' opinion.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

It used to be that there were few parallels between international equity market performance relative to stock markets in the United States. In recent years, however, e-commerce and other technological advances have made trade between nations that are oceans apart easier and more efficient than ever. Thus, with the U.S. being one of the world's favorite trading partners, the performance of international markets has become that much more sensitive to fluctuations in the U.S. At no time was this more apparent than during 2000. As U.S. equities skyrocketed in the first quarter of the year, so too did most worldwide markets. And when rising interest rates, a slowing economy and near record-high oil prices hammered U.S. stocks for the remainder of the year, international issues fell in sync. Fixed-income markets generally demonstrated similar parallels, as investors worldwide - including the U.S. - retreated to the safety and relatively high returns of bonds.

U.S. Stock Markets

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000® Index - a barometer of small-cap stock performance - dropped 3.02%.

Foreign Stock Markets

Asian equity markets were among the poorest-performing stock markets in 2000, as several countries in the region struggled to overcome bad loans and less-than-effective financial restructuring programs. South Korea posted one of the worst numbers, as the Korea Composite Stock Price Index (KOSPI) declined 55.88% during the year. The TOPIX Index, a benchmark of the Japanese stock market, fell 32.79%. Although Hong Kong was among the more resilient markets in the region, concerns about a slowdown in the U.S. dragged the Hang Seng Index down 9.51% during the period. Many European stock markets also floundered in 2000, thanks to the sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and significant capital outlays for third-generation mobile-phone licenses took their toll on corporate earnings, causing the Morgan Stanley Capital International Europe Index to decline 8.19% in 2000. The Canadian equity market was one of the only foreign players to enjoy positive performance. Heavily weighted in oil, gas and financial services - three of the year's best performing sectors - the Toronto Stock Exchange (TSE) 300 returned 3.78% for the 12-month period.

U.S. Bond Markets

Strong technical factors in the market propelled investment-grade bonds past stocks during the 12-month period that ended December 31, 2000. In its strongest showing since 1995, the Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 11.63% during this time frame. Early in 2000, Treasuries assumed market leadership from the spread sectors - corporate, mortgage and agency bonds - a position it never relinquished. A growing federal budget surplus spurred the U.S. government in January to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices soaring and yields plummeting. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights to safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 13.52% during the period. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 12.18% and 11.16%, respectively. Agencies rallied later in the period behind reduced political risk surrounding government-sponsored enterprises, while discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. Corporates lagged behind, hurt somewhat by deteriorating credit conditions and growing supply pressures. Still, the Lehman Brothers Credit Bond Index closed out the period up a respectable 9.39%.

Foreign Bond Markets

For the most part, foreign bonds - like those in the U.S. - outperformed their equity counterparts, but absolute returns varied among nations and regions. International government debt, for instance, struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. Conversely, emerging-markets bonds performed solidly throughout the year. The J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period. During the past year, emerging-markets credit upgrades outnumbered downgrades by more than three to one.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Initial Class	11.22%	6.15%	7.68%
LB Aggregate Bond	11.63%	6.46%	7.96%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $20,964 - a 109.64% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,504 - a 115.04% increase.

Investment Summary

Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa	59.9
Aa	3.9
A	12.6
Baa	16.3
Ba and Below	0.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2000
Years	9.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	12.8
Utilities	5.8
Construction & Real Estate	3.1
Media & Leisure	2.4
Energy	1.4

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class	11.13%	6.14%	7.67%
LB Aggregate Bond	11.63%	6.46%	7.96%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $20,948 - a 109.48% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,504 - a 115.04% increase.

Investment Summary

Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa	59.9
Aa	3.9
A	12.6
Baa	16.3
Ba and Below	0.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2000
Years	9.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	12.8
Utilities	5.8
Construction & Real Estate	3.1
Media & Leisure	2.4
Energy	1.4

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class 2	10.77%	6.07%	7.64%
LB Aggregate Bond	11.63%	6.46%	7.96%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $20,880 - a 108.80% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,504 - a 115.04% increase.

Investment Summary

Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa	59.9
Aa	3.9
A	12.6
Baa	16.3
Ba and Below	0.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2000
Years	9.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	12.8
Utilities	5.8
Construction & Real Estate	3.1
Media & Leisure	2.4
Energy	1.4

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Kevin?

A. For the 12 months that ended December 31, 2000, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 11.63%.

Q. How would you recap the investment-grade bond market in 2000?

A. In short, the more risk a security had, the worse it performed. So, it's no surprise that Treasuries, one of the few securities without credit risk, outperformed nearly all spread sectors - namely corporate, mortgage and agency securities - and most equities, for that matter, during the period. Early in the year, the U.S. government announced its intent to use federal government surplus funds to pay down the national debt by repurchasing outstanding long-term Treasury securities. The scarcity premium created by a dwindling supply of long-dated Treasuries sent prices soaring and yields plummeting. A series of interest-rate hikes levied by a highly restrictive Federal Reserve Board during the first half of the period aimed at taming inflationary pressures, coupled with persistent flights to safety from nervous equity investors, further bolstered the long bond. By mid-year, Treasuries continued to outperform, as it became increasingly clear that the economy was slowing. However, later in the period, most spread sectors attempted a comeback, which, along with the prospect of smaller government surpluses under a new presidential administration, helped narrow the performance gap relative to Treasuries. All told, investment-grade bonds had their best year since 1995.

Q. What drove fund performance during this time frame?

A. The fund's positioning in Treasuries had a positive impact on performance. Even though we were underweighted relative to the index at this time, we managed to gain ground by way of security selection. We benefited from adding long-term Treasuries and callable Treasuries in advance of the buybacks. We also executed some fairly successful trading strategies that capitalized on dramatic changes in the shape of the Treasury yield curve. Also, owning the right agencies helped, as these long-dated issues rebounded nicely during the period after struggling in the spring under a political cloud in Washington that threatened to strip Fannie Mae and Freddie Mac of their implicit government backing. Finally, the fund's seasoned discount mortgages - those created in 1996 and 1997 - benefited from strong housing turnover fueled by a robust economy. A red-hot housing market meant higher-than-normal prepayment activity, which resulted in a steady windfall for us as we got prepaid at par, or face value, while market prices were at discounts. However, late in the period when mortgage prices were above par, I scaled back modestly on the position due to higher prepayment risk as a result of falling mortgage rates.

Q. How about the fund's corporate bond holdings?

A. Although they posted positive returns, corporate bonds were plagued during the year by deteriorating credit conditions, a slumping stock market and growing supply pressures. While we held corporate bonds, we managed to curb the effects by maintaining a shorter duration early in the period when yield spreads widened the most. Anticipating a slowdown in the U.S. economy earlier in the year, I became much more defensive in terms of our corporate holdings, reducing our risk exposure through increased diversification. Although we weren't immune to a handful of bonds that performed poorly during the period, our positions were quite small, and this helped limit our downside. Despite the fact that most corporates lagged the rest of the market, tactical allocations to high-quality issuers within various subsectors, such as energy and media, aided relative performance. Moreover, by investing in corporate substitutes, including commercial mortgage-backed securities and Yankee bonds - dollar-denominated securities issued by foreign entities - we were able to further diversify the portfolio while increasing its return potential.

Q. What's your outlook?

A. I feel that investment-grade bonds should continue to produce reasonably attractive absolute returns in the coming months. I think there's a lot of value in the non-Treasury markets, especially in the corporate segment where prices haven't been this low in over a decade. By historical standards, investors are currently paid handsomely for taking on additional risk. Since it seems like it will be tougher to make money on Treasuries going forward and given the current credit environment, I plan to maintain a modest overweighting in corporate bonds - focusing on the more defensive sectors and adding to the fund's positions while valuations appear attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2000, more than $740 million

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.8%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	$ 705,000	$ 722,928
BASIC INDUSTRIES - 0.3%
Paper & Forest Products - 0.3%
Fort James Corp.:
6.5% 9/15/02	Baa3	2,000,000	1,934,220
6.625% 9/15/04	Baa3	350,000	325,997
			2,260,217
CONSTRUCTION & REAL ESTATE - 3.1%
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,314,930
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,519,650
			2,834,580
Real Estate Investment Trusts - 2.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	498,857
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	2,885,000	2,847,351
6.625% 2/15/05	Baa1	4,500,000	4,431,645
6.75% 2/15/08	Baa1	4,020,000	3,895,983
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	562,746
Spieker Properties LP:
6.75% 1/15/08	Baa2	7,000,000	6,779,010
6.8% 5/1/04	Baa2	705,000	704,161
			19,719,753
TOTAL CONSTRUCTION & REAL ESTATE			22,554,333
ENERGY - 1.4%
Oil & Gas - 1.4%
Anadarko Petroleum Corp.:
7% 11/15/27	Baa1	1,400,000	1,326,458
7.2% 3/15/29	Baa1	2,490,000	2,450,683
Apache Corp. 7.7% 3/15/26	A3	550,000	566,451
Apache Finance Property Ltd. 6.5% 12/15/07	A3	940,000	931,596
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,135,400
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,900,000	1,866,902
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,321,702
			10,599,192

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - 12.8%
Banks - 4.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	$ 1,000,000	$ 1,003,780
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,014,310
Bank of America Corp. 7.8% 2/15/10	Aa3	4,500,000	4,688,775
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	2,927,520
Bank One Capital III 8.75% 9/1/30	Aa3	1,200,000	1,173,228
Bank One Corp. 7.875% 8/1/10	A1	2,550,000	2,656,667
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	2,150,000	2,146,517
8.55% 9/29/49 (b)(c)	Aa2	2,360,000	2,464,194
Capital One Bank 6.375% 2/15/03	Baa2	930,000	908,182
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,177,951
FleetBoston Financial Corp. 7.25% 9/15/05	A2	1,695,000	1,753,393
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	254,958
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	271,393
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,605,243
7.125% 4/22/04	Baa2	250,000	249,268
7.375% 9/17/04	Baa2	1,320,000	1,320,304
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	342,506
6.875% 11/15/02	Baa2	1,750,000	1,751,068
Providian National Bank 6.75% 3/15/02	Baa3	3,000,000	2,966,490
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,100,000	1,196,712
Union Planters Corp. 6.75% 11/1/05	Baa2	400,000	397,616
Union Planters National Bank 6.81% 8/20/01	A3	500,000	500,110
			32,770,185
Credit & Other Finance - 7.7%
Abbey National Capital Trust I 8.963% 12/29/49 (b)	Aa3	2,205,000	2,274,766
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,051,515
Associates Corp. of North America:
6% 4/15/03	Aa3	1,150,000	1,146,447
6% 7/15/05	Aa3	2,500,000	2,464,150
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	$ 1,100,000	$ 1,133,781
CIT Group, Inc. 5.5% 2/15/04	A1	500,000	476,140
Citigroup, Inc. 7.25% 10/1/10	Aa3	2,900,000	2,996,077
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	250,000	248,583
ERP Operating LP:
6.55% 11/15/01	A3	1,150,000	1,148,620
7.1% 6/23/04	A3	1,000,000	1,004,950
First Security Capital I 8.41% 12/15/26	A3	235,000	218,668
Ford Motor Credit Co.:
7.5% 3/15/05	A2	7,000,000	7,174,090
7.875% 6/15/10	A2	370,000	380,608
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	500,000	513,440
7.625% 6/15/04	A2	2,000,000	2,055,740
7.75% 1/19/10	A2	1,300,000	1,341,626
GS Escrow Corp. 7.125% 8/1/05	Ba1	1,145,000	1,074,479
HSBC Capital Funding LP:
9.547% 12/31/49 (b)(c)	A1	2,600,000	2,852,330
10.176% 12/31/49 (b)(c)	A1	485,000	556,892
ING Capital Funding Trust III 8.439% 12/31/49 (e)	Aa3	2,550,000	2,588,531
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	970,000	955,935
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (c)	Baa1	1,300,000	1,349,504
7.9% 8/15/10 (c)	Baa1	1,100,000	1,152,008
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	1,480,000	1,418,240
5.875% 5/1/04	Baa1	1,080,000	1,037,113
6.875% 11/15/28	Baa1	5,100,000	4,123,809
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	805,950
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,900,000	2,852,875
6.75% 5/15/09	Baa1	785,000	736,683
U.S. West Capital Funding, Inc.:
6.5% 11/15/18	Baa1	660,000	582,839
6.875% 7/15/28	Baa1	205,000	181,052
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,684,160

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (b)(c)	A1	$ 900,000	$ 919,269
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,548,900
Verizon Global Funding Corp.:
6.75% 12/1/05 (c)	A1	3,055,000	3,064,165
7.75% 12/1/30 (c)	A1	2,020,000	2,072,480
			57,186,415
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	724,523
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	750,000	746,918
Securities Industry - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	A2	2,900,000	2,842,261
TOTAL FINANCE			94,270,302
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500,000	1,388,505
MEDIA & LEISURE - 2.4%
Broadcasting - 1.9%
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	2,100,000	1,975,995
Continental Cablevision, Inc. 8.3% 5/15/06	A3	810,000	841,266
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,874,836
TCI Communications, Inc. 9.8% 2/1/12	A3	1,915,000	2,178,236
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,619,985
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,337,538
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	3,000,000	2,993,550
			13,821,406
Entertainment - 0.3%
Viacom, Inc. 7.875% 7/30/30	A3	2,100,000	2,152,786
Publishing - 0.2%
News America, Inc. 7.3% 4/30/28	Baa3	2,310,000	1,861,467
TOTAL MEDIA & LEISURE			17,835,659
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	$ 1,270,000	$ 1,275,067
Tobacco - 0.2%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	1,800,000	1,752,426
TOTAL NONDURABLES			3,027,493
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,735,802
TECHNOLOGY - 1.2%
Computers & Office Equipment - 1.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	3,000,000	2,310,000
6.375% 11/30/01	Baa2	3,200,000	2,944,000
7.23% 8/16/01	Baa2	3,000,000	2,746,650
7.25% 9/1/02	Baa2	1,000,000	770,000
			8,770,650
TRANSPORTATION - 0.9%
Air Transportation - 0.3%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	200,754	198,687
Class C2, 7.434% 3/15/06	Baa1	550,000	549,211
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	352,386	350,818
7.57% 11/18/10	Aa2	465,000	494,165
7.92% 11/18/10	Aa3	500,000	531,960
			2,124,841
Railroads - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	2,992,890
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	1,700,000	1,727,030
			4,719,920
TOTAL TRANSPORTATION			6,844,761
UTILITIES - 5.8%
Electric Utility - 2.1%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,405,560
7.05% 12/11/07 (c)	Baa2	3,000,000	2,909,940

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	$ 1,010,000	$ 1,035,250
8.125% 6/15/10	Baa1	445,000	481,005
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	1,500,000	1,504,965
Florida Power & Light Co. 6.875% 12/1/05	Aa3	2,160,000	2,212,877
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,675,382
Nisource Finance Corp.:
7.625% 11/15/05 (c)	Baa2	1,800,000	1,870,303
7.875% 11/15/10 (c)	Baa2	2,120,000	2,231,669
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	194,094
			15,521,045
Gas - 0.7%
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,306,204
7.625% 11/15/10	A3	925,000	984,570
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	1,000,000	1,040,110
Sempra Energy 7.95% 3/1/10	A2	610,000	603,595
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,038,790
			4,973,269
Telephone Services - 3.0%
AT&T Corp. 6.5% 3/15/29	A2	2,845,000	2,273,923
British Telecommunications PLC:
7.625% 12/15/05	A2	3,000,000	3,029,760
8.625% 12/15/30	A2	3,600,000	3,627,036
Cable & Wireless Optus Ltd.:
8% 6/22/10 (c)	Baa1	1,000,000	1,096,360
8.125% 6/15/09 (c)	Baa1	3,000,000	3,289,680
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,730,000	1,685,262
Telefonica Europe BV 8.25% 9/15/30	A2	1,060,000	1,066,858
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,273,000	3,242,757
7.7% 7/20/29	Baa1	2,091,000	2,081,653
WorldCom, Inc. 6.95% 8/15/28	A3	1,175,000	986,189
			22,379,478
TOTAL UTILITIES			42,873,792
TOTAL NONCONVERTIBLE BONDS (Cost $212,838,859)			212,883,634
U.S. Government and Government Agency Obligations - 26.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 6.8%
Fannie Mae:
6% 12/15/05	Aaa	$ 2,405,000	$ 2,433,379
6.5% 4/29/09	Aaa	3,075,000	3,054,797
7% 7/15/05	Aaa	2,760,000	2,896,703
7.125% 6/15/10	Aaa	2,600,000	2,810,444
7.25% 1/15/10	Aaa	7,765,000	8,432,324
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,458
Federal Home Loan Bank 6.75% 2/1/02	Aaa	3,490,000	3,526,540
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,240,187
6.45% 4/29/09	Aaa	3,000,000	2,968,590
6.75% 3/15/31	Aaa	8,000,000	8,573,760
6.77% 9/15/02	Aaa	150,000	152,649
6.875% 1/15/05	Aaa	2,045,000	2,128,068
7% 7/15/05	Aaa	5,575,000	5,850,238
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	Aaa	1,419,994	1,515,191
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	295,017	300,395
Class 2-E, 9.4% 5/15/02	Aaa	105,439	107,347
Class 3-T, 9.625% 5/15/02	Aaa	7,267	7,414
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	3,556	3,511
Series 1993-D, 5.23% 5/15/05	Aaa	7,660	7,553
Series 1994-A, 7.12% 4/15/06	Aaa	5,631	5,825
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	5,628	5,849

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	$ 5,882	$ 5,895
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	89,425	90,327
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	101,250	100,337
6.86% 4/30/04	Aaa	802,142	814,659
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			50,042,440
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	14,170,000	15,412,142
6.625% 2/15/27	Aaa	2,500,000	2,855,475
8% 11/15/21	Aaa	9,150,000	11,840,649
8.875% 8/15/17	Aaa	1,305,000	1,773,782
12% 8/15/13	Aaa	20,280,000	28,651,787
14% 11/15/11	Aaa	1,465,000	2,097,235
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	510,000	495,893
5.5% 2/15/08	Aaa	1,400,000	1,425,368
5.625% 9/30/01	Aaa	3,750,000	3,748,238
5.75% 8/15/10	Aaa	900,000	943,173
6.5% 5/31/02	Aaa	31,140,000	31,607,100
7% 7/15/06	Aaa	35,250,000	38,367,510
U.S. Treasury Notes - Principal Strips 0% 5/15/02	Aaa	5,020,000	4,669,755
TOTAL U.S. TREASURY OBLIGATIONS			143,888,107
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $188,604,250)			193,930,547
U.S. Government Agency - Mortgage Securities - 31.9%

Fannie Mae - 26.5%
6% 2/1/13 to 2/1/29	Aaa	12,455,600	12,129,972
6.5% 2/1/10 to 10/1/30	Aaa	83,277,257	82,216,220
6.5% 1/1/31 (d)	Aaa	76,000	74,931
7% 12/1/24 to 3/1/29	Aaa	27,930,225	28,010,573
7.5% 7/1/07 to 11/1/29	Aaa	34,692,822	35,238,691
7.5% 1/1/31 (d)	Aaa	18,846,000	19,128,690
8% 3/1/23 to 6/1/30	Aaa	1,507,372	1,553,499
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
8% 1/1/31 (d)	Aaa	$ 17,820,000	$ 18,265,500
8.5% 3/1/25 to 6/1/25	Aaa	17,416	17,982
TOTAL FANNIE MAE			196,636,058
Freddie Mac - 1.1%
7.5% 10/1/30	Aaa	5,965,031	6,056,356
8.5% 3/1/20 to 1/1/28	Aaa	1,909,325	1,975,473
TOTAL FREDDIE MAC			8,031,829
Government National Mortgage Association - 4.3%
6% 8/15/08 to 5/15/09	Aaa	2,504,685	2,505,068
6.5% 10/15/27 to 12/15/28	Aaa	20,736,863	20,513,705
7.5% 3/15/06 to 10/15/28	Aaa	8,304,855	8,461,164
8% 2/15/17	Aaa	118,481	122,998
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			31,602,935
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $235,519,998)			236,270,822
Asset-Backed Securities - 3.4%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,496,715
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	872,988
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	3,990,625
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	830,000	832,464
6.4% 12/15/02	Aa2	480,000	481,950
7.03% 11/15/03	Aaa	209,000	211,874
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	6,912,500
Key Auto Finance Trust:
6.3% 10/15/03	A2	75,844	75,607
6.65% 10/15/03	Baa3	49,531	49,515
Premier Auto Trust 5.59% 2/9/04	Aaa	6,000,000	5,966,220
Railcar Trust 7.75% 6/1/04	Aaa	452,610	466,188

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	$ 2,255,000	$ 2,314,898
7.5% 11/15/07	A2	1,300,000	1,332,500
TOTAL ASSET-BACKED SECURITIES (Cost $24,961,370)			25,004,044
Commercial Mortgage Securities - 2.3%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1:
Class D, 7.12% 1/10/13 (c)	Aa1	2,100,000	2,099,836
Class E, 7.47% 1/10/13 (c)(e)	Baa1	2,650,000	2,649,793
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,062,229
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,170,902
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,000,000	3,206,361
Equitable Life Assurance Society of the United States:
Series 174 Class C1, 7.52% 5/15/06 (c)	A2	500,000	518,594
Series 961 Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	521,016
Fannie Mae sequential pay Series 1996-M5 Class A1, 7.141% 7/25/10 ACES	Aaa	58,822	59,824
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	2,000,000	2,057,500
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (c)(e)	Baa3	1,000,000	945,313
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,510,547
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $16,444,111)			16,801,915
Foreign Government and Government Agency Obligations (f) - 3.0%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
British Columbia Province yankee 7% 1/15/03	Aa2	$ 500,000	$ 510,025
Korean Republic yankee 8.75% 4/15/03	Baa2	775,000	805,605
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	510,615
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	255,145
7.5% 7/15/23	A2	8,550,000	9,104,981
7% 1/30/07	A2	1,000,000	1,038,310
7.5% 9/15/29	A2	6,480,000	6,915,456
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,212,000
9.875% 2/1/10	Baa3	2,290,000	2,464,040
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,486,078)			22,816,177
Supranational Obligations - 0.6%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	4,073,840
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.49%, dated 12/29/00 due 1/2/01 (Cost $54,751,000)	$ 54,790,464	54,751,000
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $759,580,506)		766,531,979
NET OTHER ASSETS - (3.6)%		(26,285,730)
NET ASSETS - 100%		$ 740,246,249
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,873,285 or 5.9% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	76.2%	AAA, AA, A	68.5%
Baa	16.3%	BBB	15.8%
Ba	0.1%	BB	1.1%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $984,514,096 and $957,050,571, respectively, of which long-term U.S. government and government agency obligations aggregated $777,713,796 and $740,822,478, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $17,520,200. The weighted average interest rate was 6.05%. Interest earned from the interfund lending program amounted to $29,446 and is included in interest income on the Statement of Operations.

The fund participated in the security lending program. At period end, there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $759,893,269. Net unrealized appreciation aggregated $6,638,710, of which $13,123,675 related to appreciated investment securities and $6,484,965 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $22,612,000 of which $11,269,000 and $11,343,000 will expire on December 31, 2007 and 2008, respectively.

A total of 12.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $54,751,000) (cost $759,580,506) - See accompanying schedule		$ 766,531,979
Cash		135
Receivable for investments sold		2,230,353
Receivable for fund shares sold		3,005,762
Interest receivable		10,154,295
Total assets		781,922,524
Liabilities
Payable for investments purchased Regular delivery	$ 1,865,134
Delayed delivery	37,396,411
Payable for fund shares redeemed	2,075,043
Accrued management fee	254,043
Distribution fees payable	55
Other payables and accrued expenses	85,589
Total liabilities		41,676,275
Net Assets		$ 740,246,249
Net Assets consist of:
Paid in capital		$ 714,497,239
Undistributed net investment income		41,328,235
Accumulated undistributed net realized gain (loss) on investments		(22,530,698)
Net unrealized appreciation (depreciation) on investments		6,951,473
Net Assets		$ 740,246,249
Initial Class: Net Asset Value, offering price and redemption price per share ($739,910,712 ÷ 58,766,801 shares)		$12.59
Service Class: Net Asset Value, offering price and redemption price per share ($106,585 ÷ 8,474 shares)		$12.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($228,952 ÷ 18,264 shares)		$12.54

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 45,027,059
Security lending		65,411
Total income		45,092,470
Expenses
Management fee	$ 2,726,435
Transfer agent fees	430,368
Distribution fees	372
Accounting and security lending fees	176,638
Non-interested trustees' compensation	2,189
Custodian fees and expenses	43,392
Audit	31,222
Legal	4,619
Miscellaneous	27,847
Total expenses before reductions	3,443,082
Expense reductions	(5,296)	3,437,786
Net investment income		41,654,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(10,492,303)
Change in net unrealized appreciation (depreciation) on investment securities		37,499,798
Net gain (loss)		27,007,495
Net increase (decrease) in net assets resulting from operations		$ 68,662,179
Other Information Expense reductions FMR Reimbursement, Service Class 2		$ 910
Custodian credits		4,386
		$ 5,296

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 41,654,684	$ 43,183,071
Net realized gain (loss)	(10,492,303)	(11,737,244)
Change in net unrealized appreciation (depreciation)	37,499,798	(38,771,648)
Net increase (decrease) in net assets resulting from operations	68,662,179	(7,325,821)
Distributions to shareholders From net investment income	(43,339,425)	(28,513,399)
From net realized gain	-	(8,945,380)
Total distributions	(43,339,425)	(37,458,779)
Share transactions - net increase (decrease)	56,071,728	28,823,589
Total increase (decrease) in net assets	81,394,482	(15,961,011)
Net Assets
Beginning of period	658,851,767	674,812,778
End of period (including undistributed net investment income of $41,328,235 and $42,809,963, respectively)	$ 740,246,249	$ 658,851,767
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,063,685	$ 241,746,618	20,833,388	$ 258,967,451
Reinvested	3,827,956	43,332,459	3,052,875	37,458,779
Redeemed	(19,290,975)	(229,327,088)	(21,798,580)	(267,602,641)
Net increase (decrease)	4,600,666	$ 55,751,989	2,087,683	$ 28,823,589
Service Class A Sold	8,474	$ 100,000	-	$ -
Reinvested	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	8,474	$ 100,000	-	$ -
Service Class 2 B Sold	17,796	$ 214,552	-	$ -
Reinvested	615	6,965	-	-
Redeemed	(147)	(1,778)	-	-
Net increase (decrease)	18,264	$ 219,739	-	$ -
Distributions From net investment income Initial Class		$ 43,332,459		$ 28,513,399
Service Class A		-		-
Service Class 2 B		6,966		-
Total		$ 43,339,425		$ 28,513,399
From net realized gain Initial Class		$ -		$ 8,945,380
Service Class A		-		-
Service Class 2 B		-		-
Total		$ -		$ 8,945,380
		$ 43,339,425		$ 37,458,779

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Income from Investment Operations
Net investment income	.771 C	.743 C	.725 C	.759 C	.670
Net realized and unrealized gain (loss)	.499	(.873)	.335	.291	(.290)
Total from investment operations	1.270	(.130)	1.060	1.050	.380
Less Distributions
From net investment income	(.840)	(.510)	(.590)	(.730)	(.620)
From net realized gain	-	(.160)	(.070)	-	-
Total distributions	(.840)	(.670)	(.660)	(.730)	(.620)
Net asset value, end of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Total Return B	11.22%	(1.05)%	8.85%	9.06%	3.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 739,911	$ 658,852	$ 674,813	$ 324,525	$ 228,594
Ratio of expenses to average net assets	.54%	.54%	.57%	.58%	.58%
Ratio of net investment income to average net assets	6.50%	6.07%	5.85%	6.34%	6.49%
Portfolio turnover rate	154%	87%	239%	191%	81%

Financial Highlights - Service Class

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 11.800
Income from Investment Operations
Net investment income C	.377
Net realized and unrealized gain (loss)	.403
Total from investment operations	.780
Net asset value, end of period	$ 12.580
Total Return B	6.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Ratio of expenses to average net assets	.64% A
Ratio of net investment income to average net assets	6.40% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Year ended December 31,	2000 E

Selected Per-Share Data
Net asset value, beginning of period	$ 12.060
Income from Investment Operations
Net investment income D	.686
Net realized and unrealized gain (loss)	.634
Total from investment operations	1.320
Less Distributions
From net investment income	(.840)
Net asset value, end of period	$ 12.540
Total Return B, C	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229
Ratio of expenses to average net assets	1.05% A, F
Ratio of net investment income to average net assets	5.99% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Investment Grade Bond Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class shares on July 7, 2000 and Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes accretion of original issue discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.

Delayed Delivery Transactions. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

Sub-Adviser Fee. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 49
Service Class 2	323
$ 372

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives asset-based fees with respect to each account in a fund. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 428,996
Service Class	34
Service Class 2	1,338
$ 430,368

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Investment Grade Bond Portfolio

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for the following class:

	FMR Expense Limitations	Reimbursement
Service Class 2	1.05%	$ 910

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. For the period, the reductions under this arrangement are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 38% of the outstanding shares of the fund.

Investment Grade Bond Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Bond Portfolio (the Fund), one of the funds of Variable Insurance Products Fund II (the Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Bond Portfolio as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Annual Report

Investment Grade Bond Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

Kevin E. Grant, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPIGB-ANN-0201 124647
1.540025.103

Fidelity® Variable Insurance Products
Initial Class

Asset Manager SM Portfolio

Asset Manager: Growth® Portfolio

Balanced Portfolio

Contrafund® Portfolio

Dynamic Capital Appreciation Portfolio

Equity-Income Portfolio

Growth Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

High Income Portfolio

Index 500 Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Overseas Portfolio

Annual Report

December 31, 2000

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Manager's Overview
	7	Investments
	24	Financial Statements
Asset Manager: Growth Portfolio	28	Performance and Investment Summary
	29	Fund Talk: The Manager's Overview
	30	Investments
	45	Financial Statements
Balanced Portfolio	49	Performance and Investment Summary
	50	Fund Talk: The Manager's Overview
	51	Investments
	62	Financial Statements
Contrafund Portfolio	66	Performance and Investment Summary
	67	Fund Talk: The Manager's Overview
	68	Investments
	75	Financial Statements
Dynamic Capital Appreciation Portfolio	79	Performance and Investment Summary
	80	Fund Talk: The Manager's Overview
	81	Investments
	83	Financial Statements
Equity-Income Portfolio	87	Performance and Investment Summary
	88	Fund Talk: The Manager's Overview
	89	Investments
	96	Financial Statements
Growth Portfolio	100	Performance and Investment Summary
	101	Fund Talk: The Manager's Overview
	102	Investments
	107	Financial Statements
Growth & Income Portfolio	111	Performance and Investment Summary
	112	Fund Talk: The Manager's Overview
	113	Investments
	116	Financial Statements
Growth Opportunities Portfolio	120	Performance and Investment Summary
	121	Fund Talk: The Manager's Overview
	122	Investments
	126	Financial Statements

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

High Income Portfolio	130	Performance and Investment Summary
	131	Fund Talk: The Manager's Overview
	132	Investments
	141	Financial Statements
Index 500 Portfolio	145	Performance and Investment Summary
	146	Fund Talk: The Manager's Overview
	147	Investments
	155	Financial Statements
Investment Grade Bond Portfolio	159	Performance and Investment Summary
	160	Fund Talk: The Manager's Overview
	161	Investments
	167	Financial Statements
Mid Cap Portfolio	171	Performance and Investment Summary
	172	Fund Talk: The Manager's Overview
	173	Investments
	180	Financial Statements
Money Market Portfolio	184	Performance
	185	Fund Talk: The Manager's Overview
	186	Investments
	190	Financial Statements
Overseas Portfolio	194	Performance and Investment Summary
	195	Fund Talk: The Manager's Overview
	196	Investments
	199	Financial Statements
Notes to Financial Statements	203	Notes to the Financial Statements
Independent Auditors' Report	211	The auditors' opinion.
Independent Auditors' Report	212	The auditors' opinion.
Independent Auditors' Report	213	The auditors' opinion.
Report of Independent Accountants	214	The auditors' opinion.
Distributions	215

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

It used to be that there were few parallels between international equity market performance relative to stock markets in the United States. In recent years, however, e-commerce and other technological advances have made trade between nations that are oceans apart easier and more efficient than ever. Thus, with the U.S. being one of the world's favorite trading partners, the performance of international markets has become that much more sensitive to fluctuations in the U.S. At no time was this more apparent than during 2000. As U.S. equities skyrocketed in the first quarter of the year, so too did most worldwide markets. And when rising interest rates, a slowing economy and near record-high oil prices hammered U.S. stocks for the remainder of the year, international issues fell in sync. Fixed-income markets generally demonstrated similar parallels, as investors worldwide - including the U.S. - retreated to the safety and relatively high returns of bonds.

U.S. Stock Markets

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000® Index - a barometer of small-cap stock performance - dropped 3.02%.

Foreign Stock Markets

Asian equity markets were among the poorest-performing stock markets in 2000, as several countries in the region struggled to overcome bad loans and less-than-effective financial restructuring programs. South Korea posted one of the worst numbers, as the Korea Composite Stock Price Index (KOSPI) declined 55.88% during the year. The TOPIX Index, a benchmark of the Japanese stock market, fell 32.79%. Although Hong Kong was among the more resilient markets in the region, concerns about a slowdown in the U.S. dragged the Hang Seng Index down 9.51% during the period. Many European stock markets also floundered in 2000, thanks to the sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and significant capital outlays for third-generation mobile-phone licenses took their toll on corporate earnings, causing the Morgan Stanley Capital International Europe Index to decline 8.19% in 2000. The Canadian equity market was one of the only foreign players to enjoy positive performance. Heavily weighted in oil, gas and financial services - three of the year's best performing sectors - the Toronto Stock Exchange (TSE) 300 returned 3.78% for the 12-month period.

U.S. Bond Markets

Strong technical factors in the market propelled investment-grade bonds past stocks during the 12-month period that ended December 31, 2000. In its strongest showing since 1995, the Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 11.63% during this time frame. Early in 2000, Treasuries assumed market leadership from the spread sectors - corporate, mortgage and agency bonds - a position it never relinquished. A growing federal budget surplus spurred the U.S. government in January to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices soaring and yields plummeting. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights to safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 13.52% during the period. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 12.18% and 11.16%, respectively. Agencies rallied later in the period behind reduced political risk surrounding government-sponsored enterprises, while discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. Corporates lagged behind, hurt somewhat by deteriorating credit conditions and growing supply pressures. Still, the Lehman Brothers Credit Bond Index closed out the period up a respectable 9.39%.

Foreign Bond Markets

For the most part, foreign bonds - like those in the U.S. - outperformed their equity counterparts, but absolute returns varied among nations and regions. International government debt, for instance, struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. Conversely, emerging-markets bonds performed solidly throughout the year. The J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period. During the past year, emerging-markets credit upgrades outnumbered downgrades by more than three to one.

Annual Report

Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Initial Class	-3.87%	11.18%	11.97%
Fidelity Asset Manager Composite	0.58%	12.07%	11.47%
S&P 500 ®	-9.10%	18.33%	17.46%
LB Aggregate Bond	11.63%	6.46%	7.96%
LB 3 Month T-Bill	6.20%	5.47%	5.00%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $30,971 - a 209.71% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $49,995 over the same period - a 399.95% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,504 - a 115.04% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $29,625 - a 196.25% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	2.3
Exxon Mobil Corp.	1.8
Pfizer, Inc.	1.7
Citigroup, Inc.	1.6
Anheuser-Busch Companies, Inc.	1.3
8.7
Top Five Bond Issuers as of December 31, 2000
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	9.8
U.S. Treasury Obligations	4.0
Government National Mortgage Association	1.7
Federal Home Loan Bank	1.2
Freddie Mac	0.9
17.6
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks class	55.2%
Bond class	41.1%
Short-Term class	3.7%

* Foreign investments	4.8%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus.
Financial statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bart Grenier, Portfolio Manager of Asset
Manager Portfolio

Q. How did the fund perform, Bart?

A. For the 12 months that ended December 31, 2000, the fund lagged the Fidelity Asset Manager Composite Index, which returned 0.58%.

Q. How did your asset allocation strategies influence performance?

A. I maintained the fund's emphasis on equities, allocating just over 54% of net assets to stocks on average during the period. The fund's neutral allocation mix typically calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Although this strategy was successful early in the period when the bulls were running, it failed later in the year when market conditions took a turn for the worse. The other side to this strategy was our positioning in bonds, which further hampered relative performance. We lost ground by making an out-of-benchmark allocation to high-yield bonds, while underweighting investment-grade debt - the top-performing asset class during the year.

Q. What factors drove the fund's equity holdings?

A. It was a challenging period for us given the unusually high levels of volatility in the market, spawned by sectors and styles that frequently rotated in and out of favor. The quantitative approach followed by Steve Snider kept the fund generally sector neutral relative to the Standard & Poor's 500 Index. The models Steve used emphasized fundamental data, such as earnings growth, as the driving force behind individual security selection. As such, given the market's disregard for fundamentals early in the period, we missed out on many stocks that soared despite having no earnings. On the other hand, several stocks we owned were punished late in the year when the economy turned and earnings growth failed to materialize. Since this approach did not account for momentum factors that reflect market trends, the fund ended up on the wrong side of some big moves during the period. Large-cap technology stocks performed poorly, with names such as Microsoft and Motorola doing the most damage. Retailers, such as Wal-Mart, also weighed on performance. Conversely, our defensive holdings fared quite well, but it wasn't enough to stem the tide. The health sector provided its share of winners, particularly drug stocks such as Merck. Growth-oriented financials, including Lehman Brothers, and consumer nondurables, such as Anheuser-Busch, also were meaningful contributors.

Q. How did the fund's bond subportfolio fare?

A. Poor liquidity and declining credit quality sent the prices of high-yield securities lower during the period, with yield spreads widening to levels not seen since the 1990 recession. The fund's exposure to the telecommunications sector weighed on performance. Mark Notkin, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. On the investment-grade side, Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a strong rally in the fund's long-term Treasury holdings. Security selection among agency and mortgage securities further aided performance, as did our positioning in corporate bonds.

Q. And the fund's short-term/money market investments?

A. Early in 2000, the yield curve flattened out dramatically. In response, John Todd let the average maturity of the fund's money market subportfolio roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Federal Reserve Board tightening. Entering the fourth quarter, we extended the subportfolio's average maturity in anticipation of slower economic growth and a more accommodative Fed. It's important for shareholders to note that, in July, the fund began to invest nearly all of its money market investments in a Fidelity-managed money market mutual fund in lieu of investing directly in individual money market securities.

Q. What's your outlook?

A. Given the rate of economic deceleration, the markets are anticipating the Fed to cut interest rates early in 2001. Historically, financial assets have performed quite well in the year following the start of a Fed easing campaign. I'm generally positive overall on the markets in that environment, particularly high-yield, where there's plenty of upside potential. I'm optimistic about equities as well, but not overly so, as there are still some fairly highly valued securities out there despite the stunning recent declines in the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2000, more than $4.1 billion

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 49.4%
		Value (Note 1)
AEROSPACE & DEFENSE - 1.6%
Aerospace & Defense - 1.2%
Boeing Co.	309,600	$ 20,433,600
United Technologies Corp.	362,406	28,494,172
		48,927,772
Ship Building & Repair - 0.4%
General Dynamics Corp.	250,000	19,500,000
TOTAL AEROSPACE & DEFENSE		68,427,772
BASIC INDUSTRIES - 0.7%
Chemicals & Plastics - 0.5%
Eastman Chemical Co.	150,000	7,312,500
Pharmacia Corp.	200,000	12,200,000
		19,512,500
Paper & Forest Products - 0.2%
Kimberly-Clark Corp.	130,000	9,189,700
TOTAL BASIC INDUSTRIES		28,702,200
DURABLES - 0.5%
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	100,200	12,074,100
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B (a)	8,445	211,125
Liz Claiborne, Inc.	180,000	7,492,500
		7,703,625
TOTAL DURABLES		19,777,725
ENERGY - 3.7%
Energy Services - 0.3%
BJ Services Co. (a)	173,000	11,915,375
Oil & Gas - 3.4%
Amerada Hess Corp.	55,000	4,018,438
Apache Corp.	151,900	10,642,494
Chevron Corp.	188,200	15,891,138
EOG Resources, Inc.	130,000	7,109,375
Exxon Mobil Corp.	869,875	75,624,758
Royal Dutch Petroleum Co. (NY Shares)	450,000	27,253,125
Valero Energy Corp.	80,000	2,975,000
		143,514,328
TOTAL ENERGY		155,429,703
FINANCE - 9.1%
Banks - 0.9%
Bank of America Corp.	270,000	12,386,250
Chase Manhattan Corp.	268,050	12,179,522
J.P. Morgan & Co., Inc.	71,000	11,750,500
		36,316,272

	Shares	Value (Note 1)
Credit & Other Finance - 2.4%
American Express Co.	292,500	$ 16,069,219
Citigroup, Inc.	1,301,066	66,435,683
MBNA Corp.	200,000	7,387,500
Providian Financial Corp.	171,900	9,884,250
		99,776,652
Federal Sponsored Credit - 0.5%
Fannie Mae	180,000	15,615,000
USA Education, Inc.	100,000	6,800,000
		22,415,000
Insurance - 2.7%
AFLAC, Inc.	180,000	12,993,750
American International Group, Inc.	350,000	34,496,875
CIGNA Corp.	260,600	34,477,380
Marsh & McLennan Companies, Inc.	173,600	20,311,200
MGIC Investment Corp.	95,800	6,460,513
PMI Group, Inc.	65,000	4,399,688
		113,139,406
Savings & Loans - 0.7%
Golden West Financial Corp.	428,700	28,937,250
Securities Industry - 1.9%
Goldman Sachs Group, Inc.	50,000	5,346,875
Lehman Brothers Holdings, Inc.	303,200	20,503,900
Merrill Lynch & Co., Inc.	359,600	24,520,225
Morgan Stanley Dean Witter & Co.	346,800	27,483,900
		77,854,900
TOTAL FINANCE		378,439,480
HEALTH - 7.1%
Drugs & Pharmaceuticals - 4.8%
Allergan, Inc.	85,000	8,229,063
Amgen, Inc. (a)	260,700	16,668,506
Bristol-Myers Squibb Co.	380,000	28,096,250
Eli Lilly & Co.	200,000	18,612,500
Forest Laboratories, Inc. (a)	80,000	10,630,000
IVAX Corp. (a)	240,000	9,192,000
Merck & Co., Inc.	406,000	38,011,750
Pfizer, Inc.	1,577,200	72,551,200
		201,991,269
Medical Equipment & Supplies - 0.9%
Cardinal Health, Inc.	25,000	2,490,625
Johnson & Johnson	296,300	31,130,019
Millipore Corp.	34,700	2,186,100
		35,806,744
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	370,000	16,283,700
Tenet Healthcare Corp.	80,000	3,555,000
UnitedHealth Group, Inc.	433,600	26,612,200
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
Universal Health Services, Inc. Class B (a)	35,000	$ 3,911,250
Wellpoint Health Networks, Inc. (a)	70,000	8,067,500
		58,429,650
TOTAL HEALTH		296,227,663
INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%
Electrical Equipment - 2.5%
Anaren Microwave, Inc. (a)	60,000	4,031,250
General Electric Co.	2,048,100	98,180,794
Scientific-Atlanta, Inc.	80,000	2,605,000
		104,817,044
Industrial Machinery & Equipment - 0.6%
Dover Corp.	90,000	3,650,625
Tyco International Ltd.	360,000	19,980,000
		23,630,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		128,447,669
MEDIA & LEISURE - 1.3%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	3,742	71,098
Entertainment - 0.3%
Walt Disney Co.	459,600	13,299,675
Leisure Durables & Toys - 0.1%
Harley-Davidson, Inc.	100,000	3,975,000
Lodging & Gaming - 0.2%
International Game Technology (a)	75,000	3,600,000
Marriott International, Inc. Class A	150,000	6,337,500
		9,937,500
Publishing - 0.6%
Dow Jones & Co., Inc.	77,100	4,365,788
Knight-Ridder, Inc.	128,700	7,319,813
McGraw-Hill Companies, Inc.	56,000	3,283,000
The New York Times Co. Class A	219,200	8,781,700
		23,750,301
Restaurants - 0.1%
Darden Restaurants, Inc.	151,600	3,467,850
TOTAL MEDIA & LEISURE		54,501,424
NONDURABLES - 4.1%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	1,128,400	51,342,200
Pepsi Bottling Group, Inc.	389,800	15,567,638
The Coca-Cola Co.	425,000	25,898,438
		92,808,276
Foods - 1.4%
PepsiCo, Inc.	450,000	22,303,125

	Shares	Value (Note 1)
Quaker Oats Co.	284,000	$ 27,654,500
Sysco Corp.	280,000	8,400,000
		58,357,625
Household Products - 0.4%
Colgate-Palmolive Co.	270,000	17,428,500
TOTAL NONDURABLES		168,594,401
RETAIL & WHOLESALE - 2.2%
Apparel Stores - 0.2%
Talbots, Inc.	55,000	2,509,375
Venator Group, Inc. (a)	500,000	7,750,000
		10,259,375
General Merchandise Stores - 1.2%
Kohls Corp. (a)	45,000	2,745,000
Sears, Roebuck & Co.	334,600	11,627,350
The May Department Stores Co.	275,000	9,006,250
Wal-Mart Stores, Inc.	466,600	24,788,125
		48,166,725
Grocery Stores - 0.3%
Pathmark Stores, Inc. (a)	248,622	4,102,263
Safeway, Inc. (a)	150,000	9,375,000
		13,477,263
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	324,300	14,816,456
Tiffany & Co., Inc.	155,800	4,927,175
		19,743,631
TOTAL RETAIL & WHOLESALE		91,646,994
SERVICES - 0.1%
Robert Half International, Inc. (a)	135,000	3,577,500
TECHNOLOGY - 11.7%
Communications Equipment - 3.2%
ADC Telecommunications, Inc. (a)	866,000	15,696,250
Cisco Systems, Inc. (a)	1,174,000	44,905,500
Comverse Technology, Inc. (a)	312,400	33,934,450
Corning, Inc.	360,000	19,012,500
Nortel Networks Corp.	590,000	18,916,875
		132,465,575
Computer Services & Software - 3.5%
Adobe Systems, Inc.	780,800	45,432,800
First Data Corp.	302,900	15,959,044
Microsoft Corp. (a)	897,700	38,937,738
Oracle Corp. (a)	1,010,800	29,376,375
Rational Software Corp. (a)	100,000	3,893,750
Sybase, Inc. (a)	200,000	3,962,500
VERITAS Software Corp. (a)	120,000	10,500,000
		148,062,207
Computers & Office Equipment - 2.1%
EMC Corp. (a)	386,400	25,695,600
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Hewlett-Packard Co.	340,000	$ 10,731,250
International Business Machines Corp.	319,400	27,149,000
Sun Microsystems, Inc. (a)	812,200	22,640,075
		86,215,925
Electronic Instruments - 0.1%
KLA-Tencor Corp. (a)	80,000	2,695,000
LAM Research Corp. (a)	75,300	1,091,850
		3,786,850
Electronics - 2.8%
Advanced Micro Devices, Inc. (a)	400,000	5,525,000
Analog Devices, Inc. (a)	49,200	2,518,425
AVX Corp.	150,000	2,456,250
Exar Corp. (a)	52,000	1,611,188
Integrated Device Technology, Inc. (a)	100,000	3,312,500
Intel Corp.	1,203,200	36,171,200
Motorola, Inc.	571,051	11,563,783
National Semiconductor Corp. (a)	173,000	3,481,625
PMC-Sierra, Inc. (a)	30,000	2,358,750
Sanmina Corp. (a)	50,000	3,831,250
Texas Instruments, Inc.	840,800	39,832,900
Vishay Intertechnology, Inc. (a)	194,700	2,944,838
		115,607,709
TOTAL TECHNOLOGY		486,138,266
TRANSPORTATION - 0.3%
Air Transportation - 0.3%
AMR Corp.	100,000	3,918,750
Delta Air Lines, Inc.	150,000	7,528,125
		11,446,875
UTILITIES - 3.9%
Cellular - 0.0%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	500	1,000
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	81,500
Sprint Corp. - PCS Group Series 1 (a)	100,000	2,043,750
		2,126,250
Electric Utility - 1.6%
Duke Energy Corp.	40,000	3,410,000
Energy East Corp.	408,100	8,034,469
Entergy Corp.	150,000	6,346,875
FPL Group, Inc.	250,000	17,937,500
PG&E Corp.	170,000	3,400,000
Pinnacle West Capital Corp.	112,500	5,357,813
PPL Corp.	128,500	5,806,594

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	170,100	$ 8,271,113
Reliant Energy, Inc.	190,000	8,229,375
		66,793,739
Gas - 0.9%
Dynegy, Inc. Class A	180,000	10,091,250
Enron Corp.	319,800	26,583,375
		36,674,625
Telephone Services - 1.4%
BellSouth Corp.	502,300	20,562,906
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	10,440
Qwest Communications International, Inc. (a)	558,495	22,898,295
Sprint Corp. - FON Group	314,900	6,396,406
Verizon Communications	175,000	8,771,846
		58,639,893
TOTAL UTILITIES		164,234,507
TOTAL COMMON STOCKS (Cost $1,739,116,154)		2,055,592,179
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. Series C $0.2975 (g)	111,200	27,800
Radio One, Inc. $65.00 (g)	5,700	4,517,250
		4,545,050
Nonconvertible Preferred Stocks - 1.3%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,488,984
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	653	628,166
MEDIA & LEISURE - 0.5%
Broadcasting - 0.4%
Adelphia Communications Corp. Series B, $13.00	7,763	621,040
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	29,312	2,462,208
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	97,878	10,179,312
Pegasus Communications Corp. $127.50 pay-in-kind	366	346,328
		13,608,888
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
MEDIA & LEISURE - continued
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	37,775	$ 2,946,450
Series D, $10.00	19,485	1,597,770
		4,544,220
TOTAL MEDIA & LEISURE		18,153,108
UTILITIES - 0.8%
Cellular - 0.5%
Crown Castle International Corp. $127.50 pay-in-kind	5,790	5,558,400
Dobson Communications Corp. $130.00 pay-in-kind	683	607,870
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	15,498	12,863,340
		19,029,610
Telephone Services - 0.3%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	7,991,830
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	5,500	2,750,000
XO Communications, Inc. $7.00 pay-in-kind	122,390	3,916,480
		14,658,310
TOTAL UTILITIES		33,687,920
TOTAL NONCONVERTIBLE PREFERRED STOCKS		53,958,178
TOTAL PREFERRED STOCKS (Cost $66,892,662)		58,503,228
Corporate Bonds - 17.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.3%
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 4,710,000	4,097,700
Total Renal Care Holdings, Inc.:
7% 5/15/09 (g)	B3	2,940,000	2,440,200
7% 5/15/09	B3	3,460,000	2,871,800
			9,409,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2	$ 3,440,000	$ 2,571,400
TOTAL CONVERTIBLE BONDS			11,981,100
Nonconvertible Bonds - 16.8%
BASIC INDUSTRIES - 0.6%
Chemicals & Plastics - 0.4%
Avecia Group PLC 11% 7/1/09	B2	3,955,000	3,915,450
Huntsman Corp. 9.5% 7/1/07 (g)	B2	4,485,000	2,646,150
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	775,000	744,000
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3	2,000,000	1,940,000
Series B, 9.875% 5/1/07	Ba3	5,300,000	5,114,500
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	1,655,000	1,601,213
Sterling Chemicals, Inc. 12.375% 7/15/06	B3	2,005,000	1,824,550
			17,785,863
Packaging & Containers - 0.1%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,825,000	1,751,500
9.75% 6/15/07	Caa1	3,675,000	2,315,250
			4,066,750
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	3,320,000	3,271,395
TOTAL BASIC INDUSTRIES			25,124,008
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2	1,120,000	1,080,800
American Standard, Inc. 7.375% 4/15/05	Ba2	165,000	159,638
Numatics, Inc. 9.625% 4/1/08	B3	170,000	105,400
			1,345,838
Real Estate - 0.1%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,947,552
Real Estate Investment Trusts - 0.3%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,555,259
7.125% 3/15/04	Baa2	4,200,000	4,183,074
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	$ 3,600,000	$ 3,570,984
6.75% 2/15/08	Baa1	1,590,000	1,540,949
7.75% 11/15/07	Baa1	3,220,000	3,310,740
			14,161,006
TOTAL CONSTRUCTION & REAL ESTATE			18,454,396
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
TRW, Inc. 8.75% 5/15/06	Baa1	3,830,000	3,815,446
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	290,000	279,125
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	5,070,000	4,828,110
TOTAL DURABLES			8,922,681
ENERGY - 0.7%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	1,590,000	1,582,050
Energy Services - 0.1%
R&B Falcon Corp. Series B, 6.5% 4/15/03	Ba3	1,785,000	1,709,138
RBF Finance Co. 11% 3/15/06	Ba3	1,260,000	1,458,450
			3,167,588
Oil & Gas - 0.6%
Apache Corp. 7.625% 7/1/19	A3	2,970,000	3,072,584
Chesapeake Energy Corp. Series B:
7.875% 3/15/04	B2	890,000	863,300
9.625% 5/1/05	B2	2,510,000	2,572,750
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	2,700,000	2,706,750
9.25% 4/1/07	B2	290,000	293,625
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,165,927
8.125% 10/15/05	Baa1	4,935,000	5,220,737
8.375% 7/15/04	Baa1	2,335,000	2,461,020
Petro-Canada 7% 11/15/28	A3	1,290,000	1,213,181

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 1,880,000	$ 2,151,171
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2	245,000	243,775
			23,964,820
TOTAL ENERGY			28,714,458
FINANCE - 4.1%
Banks - 1.5%
Bank of America Corp. 7.8% 2/15/10	Aa3	2,870,000	2,990,397
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	2,820,000	3,004,061
Bank One Capital III 8.75% 9/1/30	Aa3	2,400,000	2,346,456
Bank One Corp. 7.875% 8/1/10	A1	7,050,000	7,344,902
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,708,721
Capital One Bank:
6.26% 5/7/01	Baa2	3,160,000	3,153,775
6.375% 2/15/03	Baa2	2,870,000	2,802,670
6.48% 6/28/02	Baa2	1,740,000	1,701,720
6.65% 3/15/04	Baa3	2,320,000	2,239,983
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,602,226
Commonwealth Bank of Australia 8.5% 6/1/10	Aa3	1,700,000	1,874,403
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	8,340,000	8,204,475
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	509,915
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,089,197
7.125% 4/22/04	Baa2	675,000	673,022
7.375% 9/17/04	Baa2	615,000	615,141
Popular, Inc. 6.2% 4/30/01	A3	1,840,000	1,835,786
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	3,230,000	3,293,243
9.118% 3/31/49	A1	2,655,000	2,888,428
Summit Bancorp 8.625% 12/10/02	A3	1,730,000	1,791,502
Union Planters National Bank 6.81% 8/20/01	A3	3,500,000	3,500,770
			61,170,793
Credit & Other Finance - 2.1%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	3,265,000	3,368,305
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	3,972,390
Associates Corp. of North America 5.8% 4/20/04	Aa3	4,880,000	4,797,089
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
CIT Group, Inc. 5.5% 2/15/04	A1	$ 680,000	$ 647,550
Citigroup, Inc. 7.25% 10/1/10	Aa3	8,200,000	8,471,666
Countrywide Funding Corp. 6.45% 2/27/03	A3	3,950,000	3,946,485
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	900,000	894,897
Details Capital Corp. 0% 11/15/07 (e)	Caa1	505,000	393,900
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	747,450
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,498,200
7.1% 6/23/04	A3	3,980,000	3,999,701
First Security Capital I 8.41% 12/15/26	A3	775,000	721,138
Ford Motor Credit Co.:
7.5% 3/15/05	A2	3,850,000	3,945,750
7.875% 6/15/10	A2	1,690,000	1,738,452
GS Escrow Corp.:
7% 8/1/03	Ba1	1,100,000	1,055,571
7.125% 8/1/05	Ba1	1,175,000	1,102,632
HSBC Capital Funding LP:
9.547% 12/31/49 (f)(g)	A1	1,600,000	1,755,280
10.176% 12/31/49 (f)(g)	A1	2,600,000	2,985,398
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	1,315,000	1,295,933
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	2,025,474
PTC International Finance BV 0% 7/1/07 (e)	B2	5,950,000	4,373,250
PTC International Finance II SA 11.25% 12/1/09	B2	440,000	418,000
Qwest Capital Funding, Inc. 7.75% 8/15/06 (g)	Baa1	5,000,000	5,190,400
Sprint Capital Corp. 6.875% 11/15/28	Baa1	6,880,000	5,563,099
The Money Store, Inc. 7.3% 12/1/02	A2	2,550,000	2,586,287
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,510,000	2,469,213
6.75% 5/15/09	Baa1	3,925,000	3,683,416
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	2,905,000	2,565,638
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	3,100,000	3,263,060
Unilever Capital Corp. 6.875% 11/1/05	A1	4,580,000	4,729,308

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Verizon Global Funding Corp.:
6.75% 12/1/05 (g)	A1	$ 2,530,000	$ 2,537,590
7.75% 12/1/30 (g)	A1	3,730,000	3,826,905
			90,569,427
Savings & Loans - 0.3%
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,812,879
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	3,770,000	3,754,505
7% 6/13/02	Baa3	3,400,000	3,372,460
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	4,300,000	4,285,380
			14,225,224
Securities Industry - 0.2%
Amvescap PLC yankee:
6.375% 5/15/03	A2	2,200,000	2,168,782
6.6% 5/15/05	A2	4,410,000	4,322,197
			6,490,979
TOTAL FINANCE			172,456,423
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2	1,185,000	1,147,969
7.15% 3/30/04	Ba2	700,000	681,625
Fountain View, Inc. 11.25% 4/15/08	Caa1	2,330,000	955,300
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1	1,065,000	1,154,194
8.125% 12/1/08	Ba3	465,000	467,325
8.625% 12/1/03	Ba1	815,000	835,375
Unilab Corp. 12.75% 10/1/09	B3	725,000	779,375
			6,021,163
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	2,140,000	2,134,650
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	3,550,000	1,952,500
Tyco International Group SA:
7% 6/15/28	Baa1	5,310,000	4,999,684
yankee 6.375% 6/15/05	Baa1	830,000	827,161
			9,913,995
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 2,345,000	$ 2,227,750
7.875% 1/1/09	Ba3	3,000,000	2,782,500
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	963,800
Envirosource, Inc. Series B, 9.75% 6/15/03	Caa3	50,000	15,000
			5,989,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			15,903,045
MEDIA & LEISURE - 4.3%
Broadcasting - 3.0%
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,752,370
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	565,000	457,650
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	6,040,000	5,683,338
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3	4,550,000	1,729,000
14% 7/15/10 (g)	B3	2,015,000	1,813,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	326,288
0% 4/1/11 (e)	B2	8,375,000	4,920,313
10% 4/1/09	B2	3,300,000	3,209,250
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	1,165,000	1,121,313
10.25% 7/1/07	B3	7,080,000	7,097,700
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	3,069,741
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	3,360,000	2,856,000
Continental Cablevision, Inc.:
8.3% 5/15/06	A3	3,275,000	3,401,415
8.625% 8/15/03	A3	2,790,000	2,892,142
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	280,000	281,400
9.875% 5/15/06	Ba3	700,000	714,000
9.875% 4/1/23	B1	370,000	384,800
10.5% 5/15/16	Ba3	1,130,000	1,231,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	$ 3,730,000	$ 2,368,550
11.75% 12/15/05	B2	2,460,000	2,152,500
Earthwatch, Inc. 0% 7/15/07 (e)	-	2,265,000	1,359,000
EchoStar DBS Corp.:
9.25% 2/1/06	B1	1,510,000	1,472,250
9.375% 2/1/09	B1	7,685,000	7,492,875
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	5,215,000	4,041,625
9.25% 11/1/07	B1	1,020,000	1,020,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	1,630,000	1,401,800
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,910,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	6,230,000	3,457,650
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	1,585,000	1,545,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,755,552
International Cabletel, Inc. Series B, 0% 2/1/06 (e)	B2	1,850,000	1,609,500
Knology Holding, Inc. 0% 10/15/07 (e)	-	1,660,000	348,600
NTL Communications Corp. 11.5% 10/1/08	B3	2,050,000	1,804,000
NTL, Inc. 0% 4/1/08 (e)	B3	9,455,000	5,200,250
Pegasus Communications Corp. 9.625% 10/15/05	B3	3,865,000	3,604,113
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	12,670,000	6,081,600
12.5% 11/15/10 (g)	B3	2,000,000	1,980,000
TCI Communications, Inc. 9.8% 2/1/12	A3	4,550,000	5,175,443
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	7,848,000	5,258,160
Telewest Communications PLC 0% 2/1/10 (e)	B1	3,335,000	1,500,750
Telewest PLC 11% 10/1/07	B1	3,665,000	3,197,713
Time Warner, Inc. 9.125% 1/15/13	Baa1	5,355,000	6,224,224
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	2,930,000	908,300
0% 2/1/10 (e)	B2	8,630,000	2,502,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
10.875% 8/1/09	B2	$ 4,723,000	$ 3,022,720
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	1,935,000	1,930,840
			124,268,010
Entertainment - 0.3%
Mandalay Resort Group:
9.5% 8/1/08	Ba2	490,000	490,000
10.25% 8/1/07	Ba3	2,020,000	1,994,750
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	170,000	171,700
Paramount Communications, Inc. 7.5% 1/15/02	A3	1,785,000	1,794,782
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	675,000	680,063
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	10,045,000	6,981,275
9.75% 6/15/07	B3	1,760,000	1,698,400
			13,810,970
Lodging & Gaming - 0.7%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	3,860,000	3,512,600
HMH Properties, Inc.:
Series A, 7.875% 8/1/05	Ba2	2,000,000	1,920,000
Series B, 7.875% 8/1/08	Ba2	5,860,000	5,552,350
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,235,000	5,077,950
International Game Technology 8.375% 5/15/09	Ba1	2,575,000	2,568,563
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,188,000
Station Casinos, Inc.:
8.875% 12/1/08	B1	1,670,000	1,636,600
9.875% 7/1/10	B1	4,740,000	4,870,350
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	2,130,000	2,119,350
			28,445,763
Publishing - 0.3%
K-III Communications Corp. 8.5% 2/1/06	Ba3	465,000	453,375
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	3,747,837
7.75% 1/20/24	Baa3	2,590,000	2,297,408

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 10/17/16	Baa3	$ 2,450,000	$ 2,214,286
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	1,550,000	1,678,526
			10,391,432
Restaurants - 0.0%
NE Restaurant, Inc. 10.75% 7/15/08	B3	2,760,000	1,656,000
TOTAL MEDIA & LEISURE			178,572,175
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,212,768
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	1,655,000	1,224,700
Nabisco, Inc. 6.85% 6/15/05	A2	3,930,000	3,916,952
			8,354,420
Tobacco - 0.2%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	3,955,000	3,949,582
7.25% 9/15/01	A2	1,450,000	1,443,475
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,407,495
			8,800,552
TOTAL NONDURABLES			17,154,972
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Dayton Hudson Corp. 7.5% 7/15/06	A2	3,500,000	3,659,495
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	2,879,250
8.5% 6/15/03	Baa1	2,580,000	2,634,335
			9,173,080
SERVICES - 0.1%
Advertising - 0.1%
Lamar Media Corp.:
9.25% 8/15/07	B1	1,950,000	1,969,500
9.625% 12/1/06	B1	2,150,000	2,230,625
			4,200,125
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	981,150
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - continued
Services - 0.0%
Medpartners, Inc. 7.375% 10/1/06	B2	$ 490,000	$ 453,250
TOTAL SERVICES			5,634,525
TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	2,046,145
Computers & Office Equipment - 0.3%
Comdisco, Inc. 6.375% 11/30/01	Baa2	8,300,000	7,636,000
Compaq Computer Corp. 7.45% 8/1/02	Baa2	3,700,000	3,690,417
Globix Corp. 12.5% 2/1/10	B-	3,270,000	1,144,500
			12,470,917
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	2,180,000	1,798,500
Details, Inc. 10% 11/15/05	B3	520,000	478,400
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3	4,425,000	4,380,750
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,460,000
			9,117,650
TOTAL TECHNOLOGY			23,634,712
TRANSPORTATION - 0.9%
Air Transportation - 0.2%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	409,992	405,769
Class C2, 7.434% 3/15/06	Baa1	1,110,000	1,108,407
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	895,000	951,134
8.3% 12/15/29	Baa3	4,000,000	3,440,600
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	4,370,000	4,498,041
			10,403,951
Railroads - 0.7%
Canadian National Railway Co. 6.9% 7/15/28	Baa2	3,390,000	3,168,531
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,282,850
6.46% 6/22/05	Baa2	5,120,000	5,093,786
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2	1,045,000	1,071,125

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 6,610,000	$ 6,715,099
TFM SA de CV:
0% 6/15/09 (e)	B1	5,450,000	4,046,625
10.25% 6/15/07	B1	3,500,000	3,237,500
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	1,810,000	1,692,115
			27,307,631
TOTAL TRANSPORTATION			37,711,582
UTILITIES - 3.7%
Cellular - 1.9%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	3,230,000	1,824,950
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1	3,855,000	1,734,750
Crown Castle International Corp. 0% 5/15/11 (e)	B3	6,330,000	4,241,100
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,210,300
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	8,175,000	8,052,375
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1	2,845,000	1,166,450
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2	500,000	290,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	7,505,000	4,503,000
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	7,300,000	5,730,500
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,987,850
0% 2/15/08 (e)	B1	840,000	602,700
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1	895,000	720,475
Nextel Partners, Inc.:
11% 3/15/10	B3	625,000	596,875
11% 3/15/10	B3	1,585,000	1,513,675
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	4,785,000	3,265,763
10.625% 7/15/10	B3	715,000	727,513
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	2,455,000	1,669,400
Triton PCS, Inc. 0% 5/1/08 (e)	B3	6,515,000	5,146,850
US Unwired, Inc. 0% 11/1/09 (e)	Caa1	3,705,000	1,593,150
Vodafone Group PLC 7.625% 2/15/05	A2	3,040,000	3,146,157
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	$ 13,420,000	$ 9,729,500
10.375% 11/15/09	B2	7,440,000	7,998,000
			77,451,333
Electric Utility - 0.7%
AES Corp. 9.375% 9/15/10	Ba1	4,480,000	4,580,800
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,710,678
6.73% 12/11/02 (g)	Baa2	4,910,000	4,872,340
CMS Energy Corp.:
8.375% 7/1/03	Ba3	1,755,000	1,746,225
9.875% 10/15/07	Ba3	660,000	686,400
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	885,000	956,605
Hydro-Quebec yankee 8.4% 3/28/25	A2	2,620,000	2,948,082
Illinois Power Co. 7.5% 6/15/09	Baa1	1,880,000	1,925,609
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,456,578
yankee 7.875% 12/15/26 (g)	A3	1,960,000	1,755,121
Nisource Finance Corp. 7.875% 11/15/10 (g)	Baa2	4,065,000	4,279,120
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	369,252
			31,286,810
Gas - 0.1%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	2,550,000	2,652,281
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,197,295
			3,849,576
Telephone Services - 1.0%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2	2,200,000	1,897,500
AT&T Corp. 6.5% 3/15/29	A2	3,685,000	2,945,310
British Telecommunications PLC:
7.625% 12/15/05	A2	3,210,000	3,241,843
8.625% 12/15/30	A2	1,205,000	1,214,050
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	3,020,000	3,311,007
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	1,050,000	630,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
0% 3/1/09 (e)	B3	$ 1,410,000	$ 564,000
8.6% 6/1/08	B2	100,000	70,000
8.875% 11/1/07	B2	50,000	35,000
Ono Finance PLC 13% 5/1/09	Caa1	1,005,000	743,700
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	5,540,000	5,396,736
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	2,777,857
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	6,886,000	6,822,373
7.7% 7/20/29	Baa1	5,110,000	5,087,158
Teligent, Inc. 11.5% 12/1/07	Caa1	4,295,000	558,350
WorldCom, Inc.:
8% 5/16/06	A3	2,140,000	2,192,516
8.875% 1/15/06	A3	3,139,000	3,242,461
			40,729,861
TOTAL UTILITIES			153,317,580
TOTAL NONCONVERTIBLE BONDS			700,794,800
TOTAL CORPORATE BONDS (Cost $747,033,297)			712,775,900
U.S. Government and Government Agency Obligations - 7.1%

U.S. Government Agency Obligations - 2.7%
Fannie Mae:
6% 12/15/05	Aaa	4,720,000	4,775,696
6% 5/15/08	Aaa	8,100,000	8,130,375
6.5% 4/29/09	Aaa	450,000	447,044
7% 7/15/05	Aaa	5,420,000	5,688,453
7.25% 1/15/10	Aaa	6,200,000	6,732,828
7.25% 5/15/30	Aaa	4,280,000	4,862,033
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,231,880
Federal Home Loan Bank:
5.195% 9/11/01	Aaa	4,500,000	4,476,780
6.75% 2/1/02	Aaa	51,240,000	51,776,483
Freddie Mac:
6.45% 4/29/09	Aaa	935,000	925,211
6.75% 8/1/05	Aaa	2,500,000	2,592,975
6.875% 1/15/05	Aaa	3,255,000	3,387,218
6.875% 9/15/10	Aaa	3,900,000	4,152,876
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
7% 7/15/05	Aaa	$ 9,850,000	$ 10,336,295
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,893,817
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			113,409,964
U.S. Treasury Obligations - 4.4%
U.S. Treasury Bills, yield at date of purchase 6.16% 1/11/01 (i)	-	11,300,000	11,284,994
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	24,235,000	26,056,503
6.125% 8/15/29	Aaa	4,315,000	4,693,253
7.625% 2/15/25	Aaa	4,990,000	6,325,623
8.125% 8/15/19	Aaa	50,610,000	65,421,523
11.75% 2/15/10 (callable)	Aaa	15,045,000	18,552,290
12% 8/15/13	Aaa	3,740,000	5,283,909
13.875% 5/15/11 (callable)	Aaa	21,150,000	29,457,932
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	150,000	145,851
6.25% 10/31/01	Aaa	820,000	824,100
6.5% 5/31/02	Aaa	7,900,000	8,018,500
6.625% 6/30/01	Aaa	2,514,000	2,524,994
7% 7/15/06	Aaa	500,000	544,220
7.25% 8/15/04	Aaa	1,404,000	1,500,960
TOTAL U.S. TREASURY OBLIGATIONS			180,634,652
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $288,427,820)			294,044,616
U.S. Government Agency - Mortgage Securities - 10.9%

Fannie Mae - 8.8%
6% 6/1/13 to 1/1/29	Aaa	52,560,940	51,451,325
6.5% 5/1/23 to 12/1/30	Aaa	85,402,303	84,288,942
6.5% 1/1/31 (h)	Aaa	950,000	936,641
7% 8/1/13 to 10/1/29	Aaa	118,219,258	118,553,575
7.5% 7/1/16 to 3/1/30	Aaa	28,545,754	28,991,167
7.5% 1/1/31 (h)	Aaa	28,438,000	28,864,570

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 1/1/26 to 6/1/30	Aaa	$ 8,421,162	$ 8,631,382
8% 1/1/31 (h)	Aaa	43,278,000	44,359,950
TOTAL FANNIE MAE			366,077,552
Freddie Mac - 0.4%
7.5% 5/1/17 to 11/1/30	Aaa	16,820,366	17,088,828
8% 7/1/17 to 5/1/27	Aaa	460,106	471,661
8.5% 7/1/22 to 6/1/23	Aaa	23,150	24,047
TOTAL FREDDIE MAC			17,584,536
Government National Mortgage Association - 1.7%
6% 12/15/08 to 6/15/09	Aaa	2,098,621	2,098,680
6.5% 6/15/08 to 8/15/27	Aaa	33,928,112	33,786,486
7% 7/15/28	Aaa	16,960,029	17,034,144
7.5% 9/15/22 to 8/15/28	Aaa	17,788,569	18,114,363
8% 5/15/25	Aaa	72,675	74,673
8.5% 12/15/16	Aaa	17,129	17,829
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			71,126,175
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $449,402,731)			454,788,263
Asset-Backed Securities - 0.8%

Airplanes pass through trust 10.875% 3/15/19	Ba2	1,684,029	1,204,080
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,723,006
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,926,492
CIT Marine Trust 5.8% 4/15/10	Aaa	5,920,000	5,894,100
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	351,349	351,459
CPS Auto Receivables Trust 6% 8/15/03	Aaa	1,524,203	1,517,772
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	4,600,000	4,614,375
DaimlerChrysler Auto Trust 6.7% 6/8/03	Aaa	4,880,000	4,896,013
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	2,680,000	2,687,956
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ford Credit Auto Owner Trust: - continued
6.4% 12/15/02	Aa2	$ 1,480,000	$ 1,486,013
7.03% 11/15/03	Aaa	704,000	713,680
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	94,330	94,330
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (g)(j)	Baa2	1,073,313	1,070,462
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,716,250
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	1,569,486	1,576,353
TOTAL ASSET-BACKED SECURITIES (Cost $35,908,560)			35,472,341
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.1745% 12/29/25 (g)(j)	Ba3	947,541	465,627
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,169,023
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,466,141
sequential pay Series 2000-49 Class A, 7.5% 1/1/30	Aaa	5,547,000	5,692,609
TOTAL U.S. GOVERNMENT AGENCY			11,327,773
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,497,843)			11,793,400
Commercial Mortgage Securities - 1.7%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,900,000	1,355,531
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 9.6815% 11/28/02 (g)(j)	Baa3	27,219	26,190

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,083,555
Class B, 7.48% 2/1/08	A	2,320,000	2,405,459
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1 Class E, 7.47% 1/10/13 (g)(j)	Baa1	5,490,000	5,489,572
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,635,713
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,135,528
Equitable Life Assurance Society of the United States:
Series 174:
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,385,531
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,261,875
Series 961 Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,647,110
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	1,600,000	1,262,427
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,754,075
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1103% 4/15/19 (g)(j)	-	500,000	200,000
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	750,000	45,000
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(j)	-	1,300,000	988,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	750,000	699,229
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	4,930,000	4,660,391
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,960,190	2,890,811
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nomura Asset Securities Corp. weighted average coupon Series 1998-D6 Class A4, 7.3622% 3/17/28 (j)	Baa2	$ 4,260,000	$ 4,212,741
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (g)(j)	-	800,000	746,750
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,016,830
Class L, 7.9% 11/15/26 (g)	-	1,133,000	632,710
Structured Asset Securities Corp. Series 1996-CFL:
Class E, 7.75% 2/25/28	AA	2,390,000	2,412,966
Class G, 7.75% 2/25/28 (g)	BB	1,000,000	955,430
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,217,719
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	3,967,914
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,337,453
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $71,367,008)			70,427,323
Foreign Government and Government Agency Obligations (d) - 0.5%

Chile Republic 6.875% 4/28/09	Baa1	1,900,000	1,847,978
Israeli State euro 6.375% 12/19/01	A2	3,350,000	3,360,151
Korean Republic yankee 8.75% 4/15/03	Baa2	1,340,000	1,392,917
Newfoundland Province yankee 11.625% 10/15/07	Baa1	2,000,000	2,533,700
Quebec Province 7.5% 9/15/29	A2	7,220,000	7,705,184
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	2,980,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $19,056,407)			19,820,450
Supranational Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	$ 4,750,000	$ 4,837,685
Floating Rate Loans - 3.8%

BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.3%
CP Kelco:
Tranche B term loan 10.0613% 3/31/08 (j)	B1	720,000	694,800
Tranche C term loan 10.3113% 9/30/08 (j)	B1	240,000	231,600
Huntsman ICI Chemicals LLC sr. secured:
Tranche B term loan 9.6403% 6/30/07 (j)	-	1,227,840	1,233,979
Tranche C term loan 9.9373% 6/30/08 (j)	-	1,766,964	1,775,799
Lyondell Chemical Co. sr. secured Tranche E term loan 10.645% 5/17/06 (j)	-	4,278,283	4,342,457
Resolution Performance Products LLC Tranche B term loan 10.47% 11/14/08 (j)	Ba3	1,800,000	1,800,000
Scotts Co. Tranche B term loan 9.1875% 12/31/07 (j)	Ba3	1,200,000	1,200,000
			11,278,635
Packaging & Containers - 0.1%
Ball Corp. Tranche B term loan 8.5% 3/10/06 (j)	Ba2	2,000,000	2,010,000
Packaging Corp. of America Tranche B term loan 8.6514% 6/29/07 (j)	-	1,121,977	1,121,977
U.S. Can Corp. Tranche B term loan 10.2581% 10/4/08 (j)	-	3,400,000	3,417,000
			6,548,977
Paper & Forest Products - 0.1%
Stone Container Corp. Tranche E term loan 10.2812% 10/1/03 (j)	B+	3,102,575	3,102,575
TOTAL BASIC INDUSTRIES			20,930,187
DURABLES - 0.1%
Consumer Durables - 0.0%
Blount, Inc. Tranche B term loan 10.763% 6/30/06 (j)	B1	2,383,136	2,359,305
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
DURABLES - continued
Home Furnishings - 0.1%
Sealy Mattress Co.:
Tranche B term loan 8.625% 12/15/04 (j)	Ba3	$ 1,321,760	$ 1,323,412
Tranche C term loan 8.875% 12/15/05 (j)	Ba3	952,622	953,813
Tranche D term loan 9.125% 12/15/06 (j)	Ba3	1,217,572	1,219,094
			3,496,319
TOTAL DURABLES			5,855,624
ENERGY - 0.1%
Coal - 0.1%
P&L Coal Holdings Corp. Tranche B term loan 8.7673% 6/30/06 (j)	-	4,446,491	4,452,049
FINANCE - 0.2%
Credit & Other Finance - 0.2%
AES New York Funding Tranche B term loan 9.5625% 5/14/02 (j)	-	5,000,000	5,000,000
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (j)	B2	1,800,000	1,602,000
			6,602,000
HEALTH - 0.3%
Medical Facilities Management - 0.3%
DaVita, Inc. term loan 10.5032% 3/31/06 (j)	Ba2	3,079,683	3,052,736
Quest Diagnostics, Inc.:
Tranche B term loan 9.808% 6/15/06 (j)	Ba3	2,864,951	2,886,438
Tranche C term loan 10.3703% 6/15/06 (j)	Ba3	2,635,049	2,654,812
Unilab Corp. Tranche B term loan 10.5625% 11/23/06 (j)	B1	3,150,000	3,173,625
			11,767,611
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Pollution Control - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (j)	Ba3	2,272,727	2,159,091
Tranche C term loan 9.6896% 7/21/07 (j)	Ba3	2,727,273	2,590,909
			4,750,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 1.0%
Broadcasting - 0.7%
American Tower L P Tranche B term loan 10.05% 12/31/07 (j)	-	$ 4,200,000	$ 4,231,500
Century Cable Holdings LLC Tranche B term loan 9.19% 6/30/09 (j)	-	900,000	891,000
Century-TCI California L.P. Tranche B term loan 9.3% 12/31/07 (j)	Ba3	2,500,000	2,468,750
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (j)	Ba3	8,750,000	8,706,250
Citadel Broadcasting Co. Tranche B term loan 9.875% 6/30/08 (j)	BB-	3,600,000	3,609,000
Entravision Communications Corp. Tranche B term loan 9.9375% 12/31/08 (j)	-	3,300,000	3,320,625
Pegasus Media & Communications, Inc. Tranche B term loan 10.1875% 4/30/05 (j)	-	4,650,000	4,650,000
Telemundo Group, Inc. Tranche B term loan 8.5631% 3/31/07 (j)	B1	2,895,753	2,881,274
			30,758,399
Entertainment - 0.1%
Six Flags Theme Park, Inc. Tranche B term loan 9.97% 9/30/05 (j)	Ba2	3,300,000	3,333,000
Lodging & Gaming - 0.1%
KSL Recreation Group, Inc. Tranche C term loan 11.25% 12/21/06 (j)	-	1,600,000	1,604,000
Starwood Hotels & Resorts Worldwide, Inc. term loan 9.4249% 2/23/03 (j)	-	850,000	854,250
			2,458,250
Publishing - 0.1%
Advanstar Communications, Inc. Tranche B term loan 10.14% 10/11/07 (j)	-	1,750,000	1,750,000
PRIMEDIA, Inc. Tranche B term loan 9.45% 7/31/04 (j)	Ba3	2,184,925	2,187,656
			3,937,656
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - 0.0%
Domino's, Inc.:
Tranche B term loan 10.3125% 12/21/06 (j)	-	$ 999,085	$ 1,009,076
Tranche C term loan 10.3125% 12/21/07 (j)	-	1,000,915	1,010,924
			2,020,000
TOTAL MEDIA & LEISURE			42,507,305
NONDURABLES - 0.1%
Foods - 0.1%
Del Monte Corp. Tranche B term loan 9.5% 3/25/05 (j)	-	3,816,295	3,849,688
Tobacco - 0.0%
UST, Inc. Tranche B term loan 9.25% 2/16/05 (j)	A2	1,695,750	1,702,109
TOTAL NONDURABLES			5,551,797
RETAIL & WHOLESALE - 0.1%
Drug Stores - 0.1%
Duane Reade, Inc.:
Tranche B term loan 9.5611% 2/15/05 (j)	-	1,000,000	1,002,500
Tranche C term loan 9.8125% 2/15/06 (j)	-	2,197,497	2,197,497
			3,199,997
SERVICES - 0.3%
Leasing & Rental - 0.1%
Crown Castle Operating Co. Tranche B term loan 9.39% 3/15/08 (j)	Ba3	4,200,000	4,231,500
Interpool, Inc. Tranche B term loan 8.8125% 10/24/02 (j)	-	1,000,000	1,002,500
			5,234,000
Services - 0.2%
Iron Mountain, Inc. Tranche B term loan 9.5339% 2/28/06 (j)	-	6,694,750	6,728,224
TOTAL SERVICES			11,962,224
TECHNOLOGY - 0.1%
Computer Services & Software - 0.0%
Exodus Communications, Inc. Tranche B term loan 10.0133% 10/31/07 (j)	B+	1,150,000	1,155,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (j)	-	$ 1,656,745	$ 1,656,745
TOTAL TECHNOLOGY			2,812,495
TRANSPORTATION - 0.0%
Railroads - 0.0%
Kansas City Southern Railway Co. Tranche B term loan 9.4488% 12/29/06 (j)	Ba1	1,200,000	1,212,000
UTILITIES - 0.9%
Cellular - 0.8%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (j)	B2	3,000,000	3,030,000
Microcell Telecommunications, Inc. Tranche E term loan 9.8613% 3/1/06 (j)	-	2,500,000	2,500,000
Nextel Finance Co.:
Tranche B term loan 10.1875% 6/30/08 (j)	Ba2	2,350,000	2,350,000
Tranche C term loan 10.4375% 12/31/08 (j)	Ba2	2,350,000	2,350,000
Powertel, Inc. Tranche A term loan 9.6875% 12/31/05 (j)	-	1,958,497	1,956,049
Tritel Holding Corp. Tranche B term loan 11.2138% 12/31/07 (j)	B2	4,250,000	4,292,500
Triton PCS, Inc. Tranche B term loan 9.6875% 2/4/07 (j)	-	5,850,000	5,893,875
VoiceStream PCS Holding LLC:
Tranche A term loan 9.62% 12/31/06 (j)	B1	2,000,000	1,965,000
Tranche B term loan 9.64% 2/25/09 (j)	B+	5,000,000	4,937,500
Western Wireless Corp.:
Tranche A term loan 8.535% 3/31/08 (j)	Ba2	2,100,000	2,079,000
Tranche B term loan 9.535% 9/30/08 (j)	Ba2	2,550,000	2,562,750
			33,916,674
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
UTILITIES - continued
Telephone Services - 0.1%
Global Crossing Holdings Ltd. Tranche B term loan 9.28% 6/30/06 (j)	-	$ 2,500,000	$ 2,512,500
McLeodUSA, Inc. Tranche B term loan 9.21% 5/31/08 (j)	Ba2	1,700,000	1,700,000
			4,212,500
TOTAL UTILITIES			38,129,174
TOTAL FLOATING RATE LOANS (Cost $160,091,773)			159,732,463
Commercial Paper - 0.2%

British Telecom PLC 6.8525% 10/9/01 (j) (Cost $6,789,655)	6,800,000	6,799,823
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01 (Cost $2,635,000)	$ 2,636,025	2,635,000
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 6.53% (c)	124,831,059	124,831,059
Fidelity Money Market Central Fund, 6.71% (c)	204,160,162	204,160,162
Fidelity Securities Lending Cash Central Fund, 6.61% (c)	29,500	29,500
TOTAL MONEY MARKET FUNDS (Cost $329,020,721)		329,020,721
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,931,959,754)		4,216,243,392
NET OTHER ASSETS - (1.3)%		(52,706,047)
NET ASSETS - 100%		$ 4,163,537,345
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
543 S&P 500 Stock Index Contracts	March 2001	$ 181,226,250	$ (8,113,538)

The face value of futures purchased as a percentage of net assets - 4.4%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $129,262,085 or 3.1% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,284,994.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.5%	AAA, AA, A	20.5%
Baa	6.2%	BBB	5.8%
Ba	2.7%	BB	2.7%
B	5.6%	B	5.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.9%. FMR has determined that unrated debt securities that are lower quality account for 1.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,140,277,170 and $3,720,590,739, respectively, of which long-term U.S. government and government agency obligations aggregated $1,128,611,406 and $1,167,789,592, respectively.

On July 25, 2000, the fund transferred substantially all of its money market investments to Fidelity Money Market Central Fund in exchange for shares of this fund.
The market value of futures contracts opened and closed during the period amounted to $1,065,761,233 and $861,049,737, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $56,940 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $2,460,000 or 0.1% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $28,313. The fund received cash collateral of $29,500 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,932,222,919. Net unrealized appreciation aggregated $284,020,473, of which $532,233,077 related to appreciated investment securities and $248,212,604 related to depreciated investment securities.

The fund hereby designates approximately $336,950,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $2,635,000) (cost $3,931,959,754) - See accompanying schedule		$ 4,216,243,392
Cash		294,011
Receivable for investments sold		13,232,828
Receivable for fund shares sold		4,082,811
Dividends receivable		1,347,885
Interest receivable		26,136,085
Other receivables		286,072
Total assets		4,261,623,084
Liabilities
Payable for investments purchased Regular delivery	$ 11,414,426
Delayed delivery	79,704,773
Payable for fund shares redeemed	1,940,076
Accrued management fee	1,828,001
Distribution fees payable	3,445
Payable for daily variation on futures contracts	2,470,650
Other payables and accrued expenses	694,868
Collateral on securities loaned, at value	29,500
Total liabilities		98,085,739
Net Assets		$ 4,163,537,345
Net Assets consist of:
Paid in capital		$ 3,640,549,785
Undistributed net investment income		177,028,055
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		69,784,035
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		276,175,470
Net Assets		$ 4,163,537,345
Initial Class: Net Asset Value, offering price and redemption price per share ($4,128,168,845 ÷ 257,911,216 shares)		$16.01
Service Class: Net Asset Value, offering price and redemption price per share ($30,583,461 ÷ 1,921,691 shares)		$15.91
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,785,039 ÷ 301,136 shares)		$15.89

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 29,325,758
Interest		168,110,468
Security lending		3,140
Total income		197,439,366
Expenses
Management fee	$ 23,914,241
Transfer agent fees	2,964,265
Distribution fees	31,339
Accounting and security lending fees	657,912
Non-interested trustees' compensation	21,992
Custodian fees and expenses	110,227
Registration fees	12,422
Audit	44,083
Legal	32,605
Miscellaneous	156,997
Total expenses before reductions	27,946,083
Expense reductions	(196,558)	27,749,525
Net investment income		169,689,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	87,310,978
Foreign currency transactions	13,196
Futures contracts	(15,371,708)	71,952,466
Change in net unrealized appreciation (depreciation) on:
Investment securities	(409,560,814)
Assets and liabilities in foreign currencies	251
Futures contracts	(8,113,538)	(417,674,101)
Net gain (loss)		(345,721,635)
Net increase (decrease) in net assets resulting from operations		$ (176,031,794)
Other Information Expense reductions Directed brokerage arrangements		$ 176,040
Custodian credits		20,518
		$ 196,558

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 169,689,841	$ 163,666,158
Net realized gain (loss)	71,952,466	365,307,199
Change in net unrealized appreciation (depreciation)	(417,674,101)	(14,691,723)
Net increase (decrease) in net assets resulting from operations	(176,031,794)	514,281,634
Distributions to shareholders From net investment income	(155,528,551)	(161,497,855)
From net realized gain	(361,637,025)	(204,563,949)
Total distributions	(517,165,576)	(366,061,804)
Share transactions - net increase (decrease)	(103,868,167)	(98,885,126)
Total increase (decrease) in net assets	(797,065,537)	49,334,704
Net Assets
Beginning of period	4,960,602,882	4,911,268,178
End of period (including undistributed net investment income of $177,028,055 and $163,666,159, respectively)	$ 4,163,537,345	$ 4,960,602,882

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	15,773,125	$ 262,419,927	18,326,496	$ 320,298,483
Reinvested	31,454,002	514,587,479	21,655,706	365,548,318
Redeemed	(53,688,174)	(896,416,716)	(45,749,338)	(801,281,286)
Net increase (decrease)	(6,461,047)	$ (119,409,310)	(5,767,136)	$ (115,434,485)
Service Class Sold	741,504	$ 12,184,248	1,054,578	$ 18,334,058
Reinvested	157,694	2,567,255	30,528	513,486
Redeemed	(251,421)	(4,163,614)	(131,705)	(2,298,185)
Net increase (decrease)	647,777	$ 10,587,889	953,401	$ 16,549,359
Service Class 2 A Sold	312,250	$ 5,136,587
Reinvested	666	10,842
Redeemed	(11,780)	(194,175)
Net increase (decrease)	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 154,762,338		$ 161,271,317
Service Class		762,991		226,538
Service Class 2 A		3,222		-
Total		$ 155,528,551		$ 161,497,855
From net realized gain Initial Class		$ 359,825,141		$ 204,277,001
Service Class		1,804,264		286,948
Service Class 2 A		7,620		-
Total		$ 361,637,025		$ 204,563,949
		$ 517,165,576		$ 366,061,804

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Income from Investment Operations
Net investment income	.62 D	.59 D	.59 D	.57 D	.63
Net realized and unrealized gain (loss)	(1.30)	1.28	1.84	2.58	1.55
Total from investment operations	(.68)	1.87	2.43	3.15	2.18
Less Distributions
From net investment income	(.60) G	(.60)	(.57)	(.59)	(.57)
From net realized gain	(1.38) G	(.76)	(1.71)	(1.48)	(.47)
Total distributions	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)
Net asset value, end of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Total Return B, C	(3.87)%	11.09%	15.05%	20.65%	14.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194
Ratio of expenses to average net assets	.61%	.63%	.64%	.65%	.74%
Ratio of expenses to average net assets after expense reductions	.61%	.62% F	.63% F	.64% F	.73% F
Ratio of net investment income to average net assets	3.73%	3.36%	3.46%	3.43%	3.60%
Portfolio turnover rate	76%	94%	113%	101%	168%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.31)	1.29	1.82	.29
Total from investment operations	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.59) G	(.60)	(.57)	-
From net realized gain	(1.38) G	(.76)	(1.71)	-
Total distributions	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(4.06)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 30,583	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.72%	.74%	.78%	.75% A
Ratio of expenses to average net assets after expense reductions	.71% F	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.62%	3.25%	3.49%	3.52% A
Portfolio turnover rate	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 18.17
Income from Investment Operations
Net investment income C	.53
Net realized and unrealized gain (loss)	(.84)
Total from investment operations	(.31)
Less Distributions
From net investment income	(.59) E
From net realized gain	(1.38) E
Total distributions	(1.97)
Net asset value, end of period	$ 15.89
Total Return B	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,785
Ratio of expenses to average net assets	.88% A
Ratio of net investment income to average net assets	3.46% A
Portfolio turnover rate	76%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Initial Class	-12.47%	12.23%	13.97%
Asset Manager: Growth Composite	-3.29%	14.64%	n/a *
S&P 500 ®	-9.10%	18.33%	21.35%
LB Aggregate Bond	11.63%	6.46%	8.40%
LB 3 Month T-Bill	6.20%	5.47%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $21,862 - a 118.62% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,108 - a 211.08% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,885 - a 58.85% increase. You can also look at how the Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $25,146 - a 151.46% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	2.9
Citigroup, Inc.	1.9
Exxon Mobil Corp.	1.8
Pfizer, Inc.	1.8
Cisco Systems, Inc.	1.7
10.1
Top Five Market Sectors as of December 31, 2000
(stocks only)	% of fund's net assets
Technology	17.3
Finance	12.6
Health	11.0
Utilities	7.6
Energy	5.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stock Class 74.9%
Bond Class 22.7%
Short-Term Class 2.4%

* Foreign investments 3.6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bart Grenier, Portfolio Manager of Asset Manager: Growth Portfolio

Q. How did the fund perform, Bart?

A. For the 12 months that ended December 31, 2000, the fund lagged the Fidelity Asset Manager: Growth Composite Index, which returned -3.29%.

Q. How did your asset allocation strategies influence performance?

A. I maintained the fund's tilt toward equities, allocating just over 74% of net assets on average to stocks during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Although this strategy was successful early in the period when the bulls were running, it failed later in the year when market conditions took a turn for the worse. The other side to this strategy was our positioning in bonds, which further hampered relative performance. We paid the price for allocating much of the bond subportfolio to high-yield securities at the expense of investment-grade debt, which had a stellar year. Pursuing growth among the more volatile asset classes, such as equities and high-yield bonds, simply proved perilous during the 12-month period.

Q. What factors drove the fund's equity holdings?

A. It was a challenging period given the unusually high levels of volatility in the market, spawned by sectors and styles that frequently rotated in and out of favor. The quantitative models Steve Snider used emphasized fundamental data, such as earnings growth, as the driving force behind individual security selection. As such, given the market's disregard for fundamentals early in the period, we missed out on many stocks that soared despite having no earnings. On the other hand, several stocks we owned were punished late in the year when the economy turned and earnings growth failed to materialize. Given the fund's overall growth mandate, the equity component was relatively aggressive throughout the year, with a consistent overweighting in technology stocks. The fund was positioned in companies with superior growth prospects and attractive valuations, while maintaining market-cap exposure comparable to the Standard & Poor's 500 Index. But these risk controls weren't sufficient to overcome the drag caused by a dramatic falloff in the tech sector. Large-cap holdings, such as Microsoft, Lucent and Intel, did most of the damage to our returns during the period, although the fund did well in semiconductor stocks, such as Texas Instruments and LSI Logic. Retailers, most notably Wal-Mart, also weighed on performance. On the plus side, many of the fund's defensive holdings fared quite well, particularly within the health sector, where drug stocks Merck and Pfizer were winners. High-growth financials, including Citigroup and American International Group, also were meaningful contributors.

Q. How did the fund's bond subportfolio fare?

A. Poor liquidity and declining credit quality hammered the prices of high-yield bonds during the period, with yield spreads widening to levels not seen since the 1990 recession. The fund's exposure to the telecommunications sector hurt the most. Mark Notkin, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. On the investment-grade side, Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a strong rally in the fund's long-term Treasury holdings. Security selection among agency and mortgage securities further aided performance, as did our positioning in corporate bonds.

Q. And the fund's short-term/money market investments?

A. Early in 2000, the yield curve flattened out dramatically. In response, John Todd let the average maturity of the fund's money market subportfolio roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Federal Reserve Board tightening. Entering the fourth quarter, we extended the subportfolio's average maturity in anticipation of slower economic growth and a more accommodative Fed. It's important for shareholders to note that, in July, the fund began to invest nearly all of its money market investments in a Fidelity-managed money market mutual fund in lieu of investing directly in individual money market securities.

Q. What's your outlook?

A. Given the rate of economic deceleration, the markets are anticipating the Fed to cut interest rates early in 2001. Historically, financial assets have performed quite well in the year following the start of a Fed easing campaign. I'm generally positive overall on the markets in that environment, particularly high-yield, where there's plenty of upside potential. I'm optimistic about equities as well, but not overly so, as there are still some fairly highly valued securities out there despite the stunning recent declines in the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2000, more than $497 million

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 69.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Aerospace & Defense - 0.8%
Boeing Co.	27,000	$ 1,782,000
Precision Castparts Corp.	52,800	2,220,900
		4,002,900
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	756,600
TOTAL AEROSPACE & DEFENSE		4,759,500
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.8%
Air Products & Chemicals, Inc.	19,000	779,000
FMC Corp. (a)	13,500	967,781
Pharmacia Corp.	39,400	2,403,400
		4,150,181
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.0%
American Standard Companies, Inc. (a)	1,500	73,969
Construction - 0.2%
Lennar Corp.	20,000	725,000
Engineering - 0.1%
Dycom Industries, Inc. (a)	18,000	646,875
Real Estate Investment Trusts - 0.2%
Crescent Real Estate Equities Co.	2,500	55,625
Host Marriott Corp.	79,600	1,029,825
		1,085,450
TOTAL CONSTRUCTION & REAL ESTATE		2,531,294
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
SPX Corp. (a)	3,300	357,019
Home Furnishings - 0.1%
Hillenbrand Industries, Inc.	9,600	494,400
Textiles & Apparel - 0.0%
Liz Claiborne, Inc.	7,400	308,025
TOTAL DURABLES		1,159,444
ENERGY - 5.1%
Energy Services - 0.5%
Schlumberger Ltd. (NY Shares)	21,100	1,686,681
Tidewater, Inc.	18,000	798,750
		2,485,431
Oil & Gas - 4.6%
Anadarko Petroleum Corp.	11,200	796,096
Apache Corp.	13,000	910,813
Devon Energy Corp.	29,000	1,768,130
EOG Resources, Inc.	40,900	2,236,719
Exxon Mobil Corp.	106,000	9,215,375

	Shares	Value (Note 1)
Noble Affiliates, Inc.	41,500	$ 1,909,000
Royal Dutch Petroleum Co. (NY Shares)	65,200	3,948,675
Valero Energy Corp.	50,100	1,863,094
		22,647,902
TOTAL ENERGY		25,133,333
FINANCE - 12.6%
Banks - 2.8%
BancWest Corp.	83,300	2,176,213
Bank of America Corp.	49,900	2,289,163
Bank of New York Co., Inc.	14,700	811,256
Chase Manhattan Corp.	39,500	1,794,781
City National Corp.	24,200	939,263
Comerica, Inc.	27,200	1,615,000
Northern Trust Corp.	10,100	823,781
Silicon Valley Bancshares (a)	22,900	791,481
Wells Fargo & Co.	51,900	2,890,181
		14,131,119
Credit & Other Finance - 3.2%
American Express Co.	40,500	2,224,969
AmeriCredit Corp. (a)	56,200	1,531,450
Citigroup, Inc.	182,200	9,303,588
Greenpoint Financial Corp.	28,600	1,170,813
MBNA Corp.	39,800	1,470,113
		15,700,933
Federal Sponsored Credit - 1.1%
Fannie Mae	40,500	3,513,375
USA Education, Inc.	29,100	1,978,800
		5,492,175
Insurance - 3.7%
AMBAC Financial Group, Inc.	31,050	1,810,603
American International Group, Inc.	70,400	6,938,800
Arthur J. Gallagher & Co.	28,300	1,800,588
CIGNA Corp.	10,400	1,375,920
Jefferson-Pilot Corp.	23,800	1,779,050
Loews Corp.	13,400	1,387,738
MGIC Investment Corp.	25,300	1,706,169
PMI Group, Inc.	11,300	764,869
Radian Group, Inc.	13,400	1,005,838
		18,569,575
Savings & Loans - 0.4%
Golden State Bancorp, Inc.	66,300	2,084,306
Securities Industry - 1.4%
Alliance Capital Management Holding LP	14,600	739,125
Federated Investors, Inc. Class B (non-vtg.)	58,900	1,715,463
Merrill Lynch & Co., Inc.	24,000	1,636,500
Morgan Stanley Dean Witter & Co.	34,200	2,710,350
		6,801,438
TOTAL FINANCE		62,779,546
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - 11.0%
Drugs & Pharmaceuticals - 7.5%
Albany Molecular Research, Inc. (a)	33,500	$ 2,064,438
American Home Products Corp.	39,600	2,516,580
Amgen, Inc. (a)	31,200	1,994,850
Bristol-Myers Squibb Co.	59,800	4,421,463
Eli Lilly & Co.	34,300	3,192,044
Forest Laboratories, Inc. (a)	13,600	1,807,100
IDEC Pharmaceuticals Corp. (a)	9,200	1,743,975
IVAX Corp. (a)	37,900	1,451,570
Merck & Co., Inc.	73,600	6,890,800
Pfizer, Inc.	192,100	8,836,600
Schering-Plough Corp.	44,500	2,525,375
		37,444,795
Medical Equipment & Supplies - 1.9%
Abbott Laboratories	47,100	2,281,406
Cardinal Health, Inc.	7,500	747,188
Johnson & Johnson	42,300	4,444,144
Medtronic, Inc.	36,500	2,203,688
		9,676,426
Medical Facilities Management - 1.6%
Tenet Healthcare Corp.	46,000	2,044,125
Trigon Healthcare, Inc. (a)	26,700	2,077,594
UnitedHealth Group, Inc.	23,400	1,436,175
Universal Health Services, Inc. Class B (a)	20,300	2,268,525
		7,826,419
TOTAL HEALTH		54,947,640
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Electrical Equipment - 4.0%
C&D Technologies, Inc.	14,000	604,625
General Electric Co.	301,400	14,448,331
Powerwave Technologies, Inc. (a)	45,500	2,661,750
Scientific-Atlanta, Inc.	30,000	976,875
Vicor Corp. (a)	44,100	1,339,538
		20,031,119
Industrial Machinery & Equipment - 0.6%
Tyco International Ltd.	53,100	2,947,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		22,978,169
MEDIA & LEISURE - 2.2%
Broadcasting - 0.5%
NTL, Inc. warrants 10/14/08 (a)	427	8,113
Time Warner, Inc.	40,200	2,100,048
Wireless Facilities, Inc.	7,800	282,750
		2,390,911
Entertainment - 0.9%
Metro-Goldwyn-Mayer, Inc. (a)	22,000	358,875

	Shares	Value (Note 1)
Viacom, Inc. Class B (non-vtg.) (a)	46,100	$ 2,155,175
Walt Disney Co.	63,400	1,834,638
		4,348,688
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	25,900	1,029,525
Lodging & Gaming - 0.3%
International Game Technology (a)	33,300	1,598,400
Restaurants - 0.3%
Brinker International, Inc. (a)	12,300	519,675
Tricon Global Restaurants, Inc. (a)	15,800	521,400
Wendy's International, Inc.	18,000	472,500
		1,513,575
TOTAL MEDIA & LEISURE		10,881,099
NONDURABLES - 3.5%
Beverages - 1.2%
Adolph Coors Co. Class B	17,200	1,381,375
The Coca-Cola Co.	75,300	4,588,594
		5,969,969
Foods - 1.1%
Campbell Soup Co.	20,000	692,500
PepsiCo, Inc.	66,800	3,310,775
Sysco Corp.	46,200	1,386,000
		5,389,275
Household Products - 0.6%
Procter & Gamble Co.	39,800	3,121,813
Tobacco - 0.6%
Philip Morris Companies, Inc.	68,500	3,014,000
TOTAL NONDURABLES		17,495,057
PRECIOUS METALS - 0.0%
Placer Dome, Inc.	8,800	84,819
RETAIL & WHOLESALE - 3.3%
Apparel Stores - 0.7%
Talbots, Inc.	46,600	2,126,125
Venator Group, Inc. (a)	78,400	1,215,200
		3,341,325
General Merchandise Stores - 1.5%
Kohls Corp. (a)	2,500	152,500
Wal-Mart Stores, Inc.	135,900	7,219,688
		7,372,188
Grocery Stores - 0.2%
Pathmark Stores, Inc. (a)	53,216	878,064
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	70,400	3,216,400
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
RadioShack Corp.	17,500	$ 749,219
Tiffany & Co., Inc.	24,800	784,300
		4,749,919
TOTAL RETAIL & WHOLESALE		16,341,496
SERVICES - 0.4%
Educational Services - 0.0%
Devry, Inc. (a)	3,600	135,900
Services - 0.4%
Caremark Rx, Inc. (a)	75,800	1,028,038
Robert Half International, Inc. (a)	31,200	826,800
		1,854,838
TOTAL SERVICES		1,990,738
TECHNOLOGY - 17.3%
Communications Equipment - 2.6%
Cabletron Systems, Inc. (a)	28,400	427,775
Cisco Systems, Inc. (a)	218,600	8,361,450
Corning, Inc.	16,800	887,250
Nortel Networks Corp.	94,000	3,013,875
		12,690,350
Computer Services & Software - 6.7%
Advent Software, Inc. (a)	30,200	1,209,888
America Online, Inc. (a)	70,200	2,442,960
BEA Systems, Inc. (a)	22,400	1,507,800
Cadence Design Systems, Inc. (a)	65,500	1,801,250
Cerner Corp. (a)	32,500	1,503,125
i2 Technologies, Inc. (a)	18,400	1,000,500
Internet Security Systems, Inc. (a)	8,500	666,719
Intuit, Inc. (a)	14,700	579,731
Jack Henry & Associates, Inc.	33,000	2,050,125
Mercury Interactive Corp. (a)	14,200	1,281,550
Microsoft Corp. (a)	162,000	7,026,750
Networks Associates, Inc. (a)	43,000	180,063
Oracle Corp. (a)	171,300	4,978,406
PurchasePro.com, Inc. (a)	53,100	929,250
Rational Software Corp. (a)	29,500	1,148,656
SEI Investments Co.	5,200	582,400
Siebel Systems, Inc. (a)	18,200	1,230,775
Sybase, Inc. (a)	80,200	1,588,963
TIBCO Software, Inc. (a)	11,100	532,106
VERITAS Software Corp. (a)	10,500	918,750
		33,159,767
Computers & Office Equipment - 3.2%
Brocade Communications Systems, Inc. (a)	7,400	679,413
Digital Lightwave, Inc. (a)	26,300	833,381
EMC Corp. (a)	66,300	4,408,950

	Shares	Value (Note 1)
Hewlett-Packard Co.	60,600	$ 1,912,688
International Business Machines Corp.	53,500	4,547,500
Juniper Networks, Inc. (a)	7,200	907,650
Sun Microsystems, Inc. (a)	98,500	2,745,688
		16,035,270
Electronic Instruments - 0.6%
Aeroflex, Inc. (a)	21,800	628,453
Newport Corp.	8,000	628,875
PerkinElmer, Inc.	9,200	966,000
Tektronix, Inc.	22,400	754,600
		2,977,928
Electronics - 4.2%
Amphenol Corp. Class A (a)	11,800	462,413
Analog Devices, Inc. (a)	10,100	516,994
Applied Micro Circuits Corp. (a)	17,200	1,290,806
Arrow Electronics, Inc. (a)	50,000	1,431,250
AVX Corp.	62,900	1,029,988
Cirrus Logic, Inc. (a)	82,000	1,537,500
Exar Corp. (a)	33,900	1,050,370
Intel Corp.	204,300	6,141,769
Linear Technology Corp.	11,900	550,375
Molex, Inc.	14,800	525,400
NVIDIA Corp. (a)	12,100	396,464
PMC-Sierra, Inc. (a)	8,700	684,038
Technitrol, Inc.	36,800	1,513,400
Texas Instruments, Inc.	52,600	2,491,925
Transwitch Corp. (a)	25,200	985,950
Vishay Intertechnology, Inc. (a)	28,500	431,063
		21,039,705
TOTAL TECHNOLOGY		85,903,020
TRANSPORTATION - 0.3%
Air Transportation - 0.2%
Southwest Airlines Co.	37,100	1,243,963
Trucking & Freight - 0.1%
Expeditors International of Washington, Inc.	5,000	268,438
TOTAL TRANSPORTATION		1,512,401
UTILITIES - 6.3%
Cellular - 0.4%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	100	200
McCaw International Ltd. warrants 4/16/07 (a)(g)	910	9,100
QUALCOMM, Inc. (a)	22,600	1,857,438
		1,866,738
Electric Utility - 1.1%
Calpine Corp. (a)	37,200	1,676,325
Entergy Corp.	18,000	761,625
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
IDACORP, Inc.	31,000	$ 1,520,938
NRG Energy, Inc.	50,100	1,393,406
		5,352,294
Gas - 2.1%
Dynegy, Inc. Class A	31,800	1,782,788
Enron Corp.	32,300	2,684,938
Equitable Resources, Inc.	24,800	1,655,400
Kinder Morgan, Inc.	35,100	1,831,781
Mitchell Energy & Development Corp. Class A	29,800	1,825,250
Questar Corp.	27,300	820,706
		10,600,863
Telephone Services - 2.7%
AT&T Corp.	114,300	1,978,819
BellSouth Corp.	57,000	2,333,438
Ono Finance PLC rights 5/31/09 (a)(g)	310	1,860
SBC Communications, Inc.	103,100	4,923,025
Verizon Communications	82,700	4,145,338
		13,382,480
TOTAL UTILITIES		31,202,375
TOTAL COMMON STOCKS (Cost $326,706,569)		343,850,112
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Earthwatch, Inc. Series C, $0.2975 (g)	18,901	4,725
Radio One, Inc. $65.00 (g)	1,100	871,750
		876,475
Nonconvertible Preferred Stocks - 1.8%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	159,891
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	186	178,926
MEDIA & LEISURE - 0.5%
Broadcasting - 0.4%
Adelphia Communications Corp. Series B, $13.00	1,033	82,640

	Shares	Value (Note 1)
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	3,971	$ 333,564
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	12,388	1,288,352
Pegasus Communications Corp. $127.50 pay-in-kind	69	65,291
		1,769,847
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	4,338	338,364
Series D, $10.00	4,544	372,608
		710,972
TOTAL MEDIA & LEISURE		2,480,819
UTILITIES - 1.3%
Cellular - 0.8%
Crown Castle International Corp. $127.50 pay-in-kind	1,068	1,025,280
Dobson Communications Corp. $130.00 pay-in-kind	136	121,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,011	2,499,130
		3,645,450
Telephone Services - 0.5%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,573	1,525,810
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	835	417,500
XO Communications, Inc. $7.00 pay-in-kind	21,769	696,608
		2,639,918
TOTAL UTILITIES		6,285,368
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,105,004
TOTAL PREFERRED STOCKS (Cost $11,390,683)		9,981,479
Corporate Bonds - 12.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.5%
HEALTH - 0.4%
Medical Facilities Management - 0.4%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 1,290,000	1,122,300
Total Renal Care Holdings, Inc.:
7% 5/15/09 (g)	B3	500,000	415,000
7% 5/15/09	B3	530,000	439,900
			1,977,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2	$ 560,000	$ 418,600
TOTAL CONVERTIBLE BONDS			2,395,800
Nonconvertible Bonds - 12.1%
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Avecia Group PLC 11% 7/1/09	B2	750,000	742,500
Huntsman Corp. 9.5% 7/1/07 (g)	B2	745,000	439,550
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	140,000	134,400
Lyondell Chemical Co. Series B, 9.875% 5/1/07	Ba3	1,140,000	1,100,100
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	305,000	295,088
Sterling Chemicals, Inc. 12.375% 7/15/06	B3	395,000	359,450
			3,071,088
Packaging & Containers - 0.2%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	560,000	347,200
9.75% 6/15/07	Caa1	660,000	415,800
			763,000
Paper & Forest Products - 0.0%
Potlatch Corp. 6.25% 3/15/02	Baa1	80,000	78,829
TOTAL BASIC INDUSTRIES			3,912,917
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.1%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2	300,000	289,500
American Standard, Inc. 7.375% 4/15/05	Ba2	40,000	38,700
Numatics, Inc. 9.625% 4/1/08	B3	30,000	18,600
			346,800
Real Estate - 0.0%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	99,917
Real Estate Investment Trusts - 0.1%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	100,000	97,815

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.125% 3/15/04	Baa2	$ 110,000	$ 109,557
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	100,000	99,194
6.75% 2/15/08	Baa1	100,000	96,915
7.75% 11/15/07	Baa1	100,000	102,818
			506,299
TOTAL CONSTRUCTION & REAL ESTATE			953,016
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.0%
TRW, Inc. 8.75% 5/15/06	Baa1	100,000	99,620
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	60,000	57,750
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	135,000	128,559
TOTAL DURABLES			285,929
ENERGY - 0.6%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	330,000	328,350
Energy Services - 0.1%
R&B Falcon Corp. Series B, 6.5% 4/15/03	Ba3	320,000	306,400
RBF Finance Co. 11% 3/15/06	Ba3	300,000	347,250
			653,650
Oil & Gas - 0.4%
Apache Corp. 7.625% 7/1/19	A3	75,000	77,591
Chesapeake Energy Corp. Series B:
7.875% 3/15/04	B2	175,000	169,750
9.625% 5/1/05	B2	495,000	507,375
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	290,000	290,725
9.25% 4/1/07	B2	55,000	55,688
Occidental Petroleum Corp. 9.75% 6/15/01	Baa3	100,000	101,284
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	98,449
8.125% 10/15/05	Baa1	140,000	148,106
8.375% 7/15/04	Baa1	195,000	205,524
Petro-Canada 7% 11/15/28	A3	50,000	47,023
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 60,000	$ 68,654
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2	45,000	44,775
			1,814,944
TOTAL ENERGY			2,796,944
FINANCE - 1.1%
Banks - 0.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	40,000	41,678
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	70,000	74,569
Bank One Capital III 8.75% 9/1/30	Aa3	100,000	97,769
Bank One Corp. 7.875% 8/1/10	A1	200,000	208,366
BankBoston Corp. 6.625% 2/1/04	A3	60,000	60,308
Capital One Bank:
6.375% 2/15/03	Baa2	130,000	126,950
6.65% 3/15/04	Baa3	260,000	251,033
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	91,314
Commonwealth Bank of Australia 8.5% 6/1/10	Aa3	100,000	110,259
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	170,000	167,238
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	93,271
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	100,000	101,958
9.118% 3/31/49	A1	60,000	65,275
			1,489,988
Credit & Other Finance - 0.7%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	80,000	82,531
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	125,000	116,835
Associates Corp. of North America 5.8% 4/20/04	Aa3	180,000	176,942
Citigroup, Inc. 7.25% 10/1/10	Aa3	200,000	206,626
Countrywide Funding Corp. 6.45% 2/27/03	A3	150,000	149,867
Details Capital Corp. 0% 11/15/07 (e)	Caa1	85,000	66,300

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	$ 140,000	$ 138,600
ERP Operating LP:
6.55% 11/15/01	A3	55,000	54,934
7.1% 6/23/04	A3	100,000	100,495
First Security Capital I 8.41% 12/15/26	A3	50,000	46,525
Ford Motor Credit Co.:
7.5% 3/15/05	A2	140,000	143,482
7.875% 6/15/10	A2	180,000	185,161
GS Escrow Corp. 7% 8/1/03	Ba1	190,000	182,326
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	80,000	78,840
PTC International Finance BV 0% 7/1/07 (e)	B2	860,000	632,100
PTC International Finance II SA 11.25% 12/1/09	B2	85,000	80,750
Qwest Capital Funding, Inc. 7.75% 8/15/06 (g)	Baa1	200,000	207,616
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	40,000	38,331
6.875% 11/15/28	Baa1	220,000	177,890
The Money Store, Inc. 7.3% 12/1/02	A2	100,000	101,423
TXU Eastern Funding:
6.15% 5/15/02	Baa1	60,000	59,025
6.75% 5/15/09	Baa1	120,000	112,614
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	90,000	79,486
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	100,000	105,260
Verizon Global Funding Corp.:
6.75% 12/1/05 (g)	A1	80,000	80,240
7.75% 12/1/30 (g)	A1	120,000	123,118
			3,527,317
Savings & Loans - 0.1%
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	89,456
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	138,866
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	100,000	99,660
			327,982
Securities Industry - 0.0%
Amvescap PLC yankee 6.375% 5/15/03	A2	200,000	197,162
TOTAL FINANCE			5,542,449
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2	$ 210,000	$ 203,438
7.15% 3/30/04	Ba2	125,000	121,719
Fountain View, Inc. 11.25% 4/15/08	Caa1	460,000	188,600
Unilab Corp. 12.75% 10/1/09	B3	150,000	161,250
			675,007
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	430,000	428,925
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	500,000	275,000
Tyco International Group SA:
7% 6/15/28	Baa1	280,000	263,637
yankee 6.375% 6/15/05	Baa1	30,000	29,897
			997,459
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	230,000	220,800
7.625% 1/1/06	Ba3	195,000	185,250
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	173,800
			579,850
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,577,309
MEDIA & LEISURE - 4.5%
Broadcasting - 3.4%
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	295,895
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	90,000	72,900
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	210,000	197,600
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3	1,050,000	399,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
14% 7/15/10 (g)	B3	$ 170,000	$ 153,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	63,525
0% 4/1/11 (e)	B2	840,000	493,500
10% 4/1/09	B2	705,000	685,613
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	610,000	587,125
10.25% 7/1/07	B3	985,000	987,463
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	320,000	284,730
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	580,000	493,000
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	55,000	55,275
9.875% 5/15/06	Ba3	140,000	142,800
9.875% 4/1/23	B1	70,000	72,800
10.5% 5/15/16	Ba3	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	645,000	409,575
11.75% 12/15/05	B2	300,000	262,500
Earthwatch, Inc. 0% 7/15/07 (e)	-	385,000	231,000
EchoStar DBS Corp.:
9.25% 2/1/06	B1	275,000	268,125
9.375% 2/1/09	B1	1,245,000	1,213,875
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	990,000	767,250
9.25% 11/1/07	B1	195,000	195,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	270,000	232,200
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	340,000	340,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	835,000	463,425
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	300,000	292,500
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	111,944
International Cabletel, Inc. Series B, 0% 2/1/06 (e)	B2	220,000	191,400
Knology Holding, Inc. 0% 10/15/07 (e)	-	285,000	59,850
NTL Communications Corp.:
0% 10/1/08 (e)	B3	875,000	490,000
11.5% 10/1/08	B3	340,000	299,200
NTL, Inc. 0% 4/1/08 (e)	B3	935,000	514,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Communications Corp. 9.625% 10/15/05	B3	$ 705,000	$ 657,413
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3	2,045,000	981,600
TCI Communications, Inc. 9.8% 2/1/12	A3	190,000	216,117
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	1,475,000	988,250
Telewest Communications PLC 0% 2/1/10 (e)	B1	615,000	276,750
Telewest PLC 11% 10/1/07	B1	520,000	453,700
Time Warner, Inc. 9.125% 1/15/13	Baa1	155,000	180,160
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	565,000	175,150
0% 11/1/09 (e)	B2	800,000	242,000
0% 2/1/10 (e)	B2	1,530,000	443,700
10.875% 8/1/09	B2	397,000	254,080
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	35,000	34,925
			16,775,165
Entertainment - 0.4%
Mandalay Resort Group:
9.5% 8/1/08	Ba2	95,000	95,000
10.25% 8/1/07	Ba3	390,000	385,125
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	35,000	35,350
Paramount Communications, Inc. 7.5% 1/15/02	A3	110,000	110,603
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	130,000	130,975
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,635,000	1,136,325
9.75% 6/15/07	B3	335,000	323,275
			2,216,653
Lodging & Gaming - 0.6%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	560,000	509,600
HMH Properties, Inc. Series B, 7.875% 8/1/08	Ba2	715,000	677,463
Horseshoe Gaming LLC 8.625% 5/15/09	B2	285,000	276,450
ITT Corp. 7.375% 11/15/15	Ba1	245,000	220,500
Station Casinos, Inc. 9.875% 7/1/10	B1	765,000	786,038
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	310,000	308,450
			2,778,501

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Publishing - 0.1%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	$ 110,000	$ 95,875
7.75% 1/20/24	Baa3	70,000	62,092
8% 10/17/16	Baa3	80,000	72,303
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	135,000	146,194
			376,464
Restaurants - 0.0%
NE Restaurant, Inc. 10.75% 7/15/08	B3	550,000	330,000
TOTAL MEDIA & LEISURE			22,476,783
NONDURABLES - 0.1%
Foods - 0.1%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	115,459
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	310,000	229,400
			344,859
Tobacco - 0.0%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	70,000	69,904
7.25% 9/15/01	A2	50,000	49,775
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	97,357
			217,036
TOTAL NONDURABLES			561,895
RETAIL & WHOLESALE - 0.1%
General Merchandise Stores - 0.1%
Dayton Hudson Corp. 7.5% 7/15/06	A2	125,000	130,696
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	95,975
8.5% 6/15/03	Baa1	50,000	51,053
			277,724
SERVICES - 0.1%
Advertising - 0.1%
Lamar Media Corp.:
9.25% 8/15/07	B1	380,000	383,800
9.625% 12/1/06	B1	30,000	31,125
			414,925
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - continued
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	$ 210,000	$ 195,300
TOTAL SERVICES			610,225
TECHNOLOGY - 0.5%
Computers & Office Equipment - 0.1%
Comdisco, Inc.:
6.375% 11/30/01	Baa2	150,000	138,000
7.25% 9/1/02	Baa2	125,000	96,250
Compaq Computer Corp. 7.45% 8/1/02	Baa2	100,000	99,741
Globix Corp. 12.5% 2/1/10	B-	570,000	199,500
			533,491
Electronics - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	B3	470,000	387,750
Details, Inc. 10% 11/15/05	B3	110,000	101,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3	545,000	539,550
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	1,000,000	820,000
			1,848,500
TOTAL TECHNOLOGY			2,381,991
TRANSPORTATION - 0.3%
Air Transportation - 0.0%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	11,310	11,194
Class C2, 7.434% 3/15/06	Baa1	30,000	29,957
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	30,000	31,882
8.3% 12/15/29	Baa3	160,000	137,624
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	110,000	113,223
			323,880
Railroads - 0.3%
Canadian National Railway Co. 6.9% 7/15/28	Baa2	150,000	140,201
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	57,430
6.46% 6/22/05	Baa2	100,000	99,488
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2	195,000	199,875

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 220,000	$ 223,498
TFM SA de CV 0% 6/15/09 (e)	B1	725,000	538,313
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	100,000	93,487
			1,352,292
TOTAL TRANSPORTATION			1,676,172
UTILITIES - 3.3%
Cellular - 2.5%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	620,000	350,300
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1	740,000	333,000
Crown Castle International Corp. 0% 5/15/11 (e)	B3	935,000	626,450
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	225,400
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	1,440,000	1,418,400
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1	545,000	223,450
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2	100,000	58,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	982,000	589,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	1,310,000	1,028,350
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	2,028,600
0% 2/15/08 (e)	B1	160,000	114,800
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1	170,000	136,850
Nextel Partners, Inc.:
11% 3/15/10	B3	120,000	114,600
11% 3/15/10	B3	300,000	286,500
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	890,000	607,425
10.625% 7/15/10	B3	135,000	137,363
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	485,000	329,800
Triton PCS, Inc. 0% 5/1/08 (e)	B3	1,140,000	900,600
US Unwired, Inc. 0% 11/1/09 (e)	Caa1	700,000	301,000
Vodafone Group PLC 7.625% 2/15/05	A2	195,000	201,809
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	$ 1,635,000	$ 1,185,375
10.375% 11/15/09	B2	1,080,000	1,161,000
			12,358,272
Electric Utility - 0.4%
AES Corp. 9.375% 9/15/10	Ba1	850,000	869,125
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	130,000	121,815
CMS Energy Corp.:
8.375% 7/1/03	Ba3	305,000	303,475
9.875% 10/15/07	Ba3	135,000	140,400
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	25,000	27,023
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	101,270
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	61,456
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	170,000	149,903
yankee 7.875% 12/15/26 (g)	A3	80,000	71,638
Nisource Finance Corp. 7.875% 11/15/10 (g)	Baa2	125,000	131,584
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,468
			1,987,157
Gas - 0.0%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	50,000	52,006
Sempra Energy 7.95% 3/1/10	A2	40,000	39,580
			91,586
Telephone Services - 0.4%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2	420,000	362,250
AT&T Corp. 6.5% 3/15/29	A2	115,000	91,916
British Telecommunications PLC:
7.625% 12/15/05	A2	100,000	100,992
8.625% 12/15/30	A2	35,000	35,263
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	100,000	109,636
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	273,000
0% 3/1/09 (e)	B3	250,000	100,000
8.6% 6/1/08	B2	15,000	10,500
8.875% 11/1/07	B2	25,000	17,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ono Finance PLC 13% 5/1/09	Caa1	$ 185,000	$ 136,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	140,000	136,380
Telefonica Europe BV 8.25% 9/15/30	A2	90,000	90,582
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	183,000	181,309
7.7% 7/20/29	Baa1	130,000	129,419
Teligent, Inc. 11.5% 12/1/07	Caa1	890,000	115,700
WorldCom, Inc.:
8% 5/16/06	A3	115,000	117,822
8.875% 1/15/06	A3	103,000	106,395
			2,115,564
TOTAL UTILITIES			16,552,579
TOTAL NONCONVERTIBLE BONDS			60,280,940
TOTAL CORPORATE BONDS (Cost $68,573,403)			62,676,740
U.S. Government and Government Agency Obligations - 2.4%

U.S. Government Agency Obligations - 0.8%
Fannie Mae:
6% 12/15/05	Aaa	85,000	86,003
6% 5/15/08	Aaa	700,000	702,625
6.5% 4/29/09	Aaa	10,000	9,934
7% 7/15/05	Aaa	100,000	104,953
7.25% 1/15/10	Aaa	200,000	217,188
7.25% 5/15/30	Aaa	105,000	119,279
Federal Home Loan Bank 6.75% 2/1/02	Aaa	830,000	838,690
Freddie Mac:
5.5% 5/15/02	Aaa	1,000,000	997,500
5.75% 3/15/09	Aaa	510,000	502,906
6.875% 1/15/05	Aaa	85,000	88,453
6.875% 9/15/10	Aaa	300,000	319,452
7% 7/15/05	Aaa	210,000	220,368
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,207,351
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bills, yield at date of purchase 6.16% 1/11/01 (i)	-	1,800,000	1,797,610
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	685,000	736,485
6.125% 8/15/29	Aaa	149,000	162,061
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
6.875% 8/15/25	Aaa	$ 25,000	$ 29,246
8.125% 8/15/19	Aaa	1,530,000	1,977,770
8.875% 2/15/19	Aaa	259,000	355,923
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	100,000	97,234
5.875% 10/31/01	Aaa	700,000	701,309
6.5% 5/31/02	Aaa	180,000	182,700
6.625% 6/30/01	Aaa	952,000	956,163
7% 7/15/06	Aaa	20,000	21,769
7.25% 8/15/04	Aaa	20,000	21,381
7.875% 11/15/04	Aaa	738,000	807,992
TOTAL U.S. TREASURY OBLIGATIONS			7,847,643
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,582,859)			12,054,994
U.S. Government Agency - Mortgage Securities - 2.8%

Fannie Mae - 2.4%
6% 4/1/13 to 1/1/29	Aaa	1,065,609	1,050,891
6.5% 2/1/26 to 12/1/30	Aaa	2,762,062	2,725,711
7% 8/1/25 to 12/1/29	Aaa	2,846,480	2,853,178
7.5% 5/1/24 to 10/1/29	Aaa	1,178,585	1,196,483
7.5% 1/1/31 (h)	Aaa	2,507,000	2,544,605
8% 1/1/31 (h)	Aaa	1,316,000	1,348,900
TOTAL FANNIE MAE			11,719,768
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	122,639	124,747

Government National Mortgage Association - 0.4%
6.5% 8/15/27	Aaa	564,010	$ 558,545
7% 7/15/28	Aaa	800,700	804,199
7.5% 1/15/26 to 8/15/28	Aaa	709,586	721,961
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,084,705
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $13,828,211)			13,929,220
Asset-Backed Securities - 0.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Airplanes pass through trust 10.875% 3/15/19	Ba2	$ 335,818	$ 240,110
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	149,719
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	99,203
CIT Marine Trust 5.8% 4/15/10	Aaa	120,000	119,475
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	11,367	11,371
CPS Auto Receivables Trust 6% 8/15/03	Aaa	51,234	51,018
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	180,000	180,563
DaimlerChrysler Auto Trust 6.7% 6/8/03	Aaa	150,000	150,492
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	90,000	90,267
6.4% 12/15/02	Aa2	50,000	50,203
7.03% 11/15/03	Aaa	24,000	24,330
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	4,965	4,965
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (g)(j)	Baa2	37,816	37,716
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	51,250
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	59,450	59,710
TOTAL ASSET-BACKED SECURITIES (Cost $1,439,588)			1,320,392
Collateralized Mortgage Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.1745% 12/29/25 (g)(j)	Ba3	$ 157,923	$ 77,605
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	100,000	96,031
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	94,852
sequential pay Series 2000-49 Class A, 7.5% 1/1/30	Aaa	174,000	178,568
TOTAL U.S. GOVERNMENT AGENCY			369,451
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $442,201)			447,056
Commercial Mortgage Securities - 0.5%
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	102,785
Class B, 7.48% 2/1/08	A	80,000	82,947
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1 Class E, 7.47% 1/10/13 (g)(j)	Baa1	220,000	219,983
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	196,709
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	135,909
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	320,000	252,485
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1103% 4/15/19 (g)(j)	-	250,000	100,000
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	100,000	6,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	$ 250,000	$ 233,076
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	180,000	170,156
LTC Commercial Mortgage pass through certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	468,594
Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	101,757	99,372
Nomura Asset Securities Corp. weighted average coupon Series 1998-D6 Class A4, 7.3622% 3/17/28 (j)	Baa2	140,000	138,447
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (g)(j)	-	125,000	116,680
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AA	80,000	80,769
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	140,000	134,832
Class E2, 7.224% 12/15/10 (g)	Baa3	100,000	95,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,896,940)			2,634,150
Foreign Government and Government Agency Obligations (d) - 0.1%
Chile Republic 6.875% 4/28/09	Baa1	50,000	48,631
Quebec Province 7.5% 9/15/29	A2	340,000	362,848
United Mexican States 9.875% 2/1/10	Baa3	80,000	86,080
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $461,995)			497,559
Supranational Obligations - 0.0%
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	152,769
Floating Rate Loans - 4.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.3%
CP Kelco:
Tranche B term loan 10.0613% 3/31/08 (j)	B1	$ 138,000	$ 133,170
Tranche C term loan 10.3113% 9/30/08 (j)	B1	46,000	44,390
Huntsman ICI Chemicals LLC sr. secured:
Tranche B term loan 9.6403% 6/30/07 (j)	-	189,353	190,299
Tranche C term loan 9.9373% 6/30/08 (j)	-	286,046	287,476
Lyondell Chemical Co. sr. secured Tranche E term loan 10.645% 5/17/06 (j)	-	696,465	706,912
			1,362,247
Packaging & Containers - 0.1%
Packaging Corp. of America Tranche B term loan 8.6514% 6/29/07 (j)	-	224,395	224,395
U.S. Can Corp. Tranche B term loan 10.2581% 10/4/08 (j)	-	400,000	402,000
			626,395
TOTAL BASIC INDUSTRIES			1,988,642
DURABLES - 0.2%
Consumer Durables - 0.1%
Blount, Inc. Tranche B term loan 10.763% 6/30/06 (j)	B1	298,816	295,828
Home Furnishings - 0.1%
Sealy Mattress Co.:
Tranche B term loan 8.625% 12/15/04 (j)	Ba3	188,825	189,061
Tranche C term loan 8.875% 12/15/05 (j)	Ba3	136,088	136,259
Tranche D term loan 9.125% 12/15/06 (j)	Ba3	173,938	174,155
			499,475
TOTAL DURABLES			795,303
ENERGY - 0.1%
Coal - 0.1%
P&L Coal Holdings Corp. Tranche B term loan 8.7673% 6/30/06 (j)	-	579,825	580,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FINANCE - 0.1%
Credit & Other Finance - 0.1%
AES New York Funding Tranche B term loan 9.5625% 5/14/02 (j)	-	$ 500,000	$ 500,000
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (j)	B2	200,000	178,000
			678,000
HEALTH - 0.3%
Medical Facilities Management - 0.3%
DaVita, Inc. term loan 10.5032% 3/31/06 (j)	Ba2	460,445	456,416
Quest Diagnostics, Inc.:
Tranche B term loan 9.808% 6/15/06 (j)	Ba3	260,450	262,403
Tranche C term loan 10.3703% 6/15/06 (j)	Ba3	239,550	241,347
Unilab Corp. Tranche B term loan 10.5625% 11/23/06 (j)	B1	587,406	591,811
			1,551,977
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Pollution Control - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (j)	Ba3	227,273	215,909
Tranche C term loan 9.6896% 7/21/07 (j)	Ba3	272,727	259,091
			475,000
MEDIA & LEISURE - 1.3%
Broadcasting - 1.0%
American Tower L P Tranche B term loan 10.05% 12/31/07 (j)	-	800,000	806,000
Century Cable Holdings LLC Tranche B term loan 9.19% 6/30/09 (j)	-	600,000	594,000
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (j)	Ba3	1,250,000	1,243,750
Citadel Broadcasting Co. Tranche B term loan 9.875% 6/30/08 (j)	BB-	700,000	701,750
Entravision Communications Corp. Tranche B term loan 9.9375% 12/31/08 (j)	-	400,000	402,500
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Media & Communications, Inc. Tranche B term loan 10.1875% 4/30/05 (j)	-	$ 850,000	$ 850,000
Telemundo Group, Inc. Tranche B term loan 8.5631% 3/31/07 (j)	B1	546,480	543,747
			5,141,747
Entertainment - 0.2%
Six Flags Theme Park, Inc. Tranche B term loan 9.97% 9/30/05 (j)	Ba2	700,000	707,000
Lodging & Gaming - 0.0%
Starwood Hotels & Resorts Worldwide, Inc. term loan 9.4249% 2/23/03 (j)	-	150,000	150,750
Publishing - 0.1%
PRIMEDIA, Inc. Tranche B term loan 9.45% 7/31/04 (j)	Ba3	546,231	546,914
TOTAL MEDIA & LEISURE			6,546,411
NONDURABLES - 0.2%
Foods - 0.1%
Del Monte Corp. Tranche B term loan 9.5% 3/25/05 (j)	-	673,464	679,357
Tobacco - 0.1%
UST, Inc. Tranche B term loan 9.25% 2/16/05 (j)	A2	299,250	300,372
TOTAL NONDURABLES			979,729
SERVICES - 0.4%
Leasing & Rental - 0.1%
Crown Castle Operating Co. Tranche B term loan 9.39% 3/15/08 (j)	Ba3	800,000	806,000
Services - 0.3%
Iron Mountain, Inc. Tranche B term loan 9.5339% 2/28/06 (j)	-	1,299,000	1,305,495
TOTAL SERVICES			2,111,495

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.1%
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (j)	-	$ 304,039	$ 304,039
UTILITIES - 1.5%
Cellular - 1.3%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (j)	B2	1,000,000	1,010,000
Microcell Telecommunications, Inc. Tranche E term loan 9.8613% 3/1/06 (j)	-	500,000	500,000
Nextel Finance Co.:
Tranche B term loan 10.1875% 6/30/08 (j)	Ba2	650,000	650,000
Tranche C term loan 10.4375% 12/31/08 (j)	Ba2	650,000	650,000
Tritel Holding Corp. Tranche B term loan 11.2138% 12/31/07 (j)	B2	750,000	757,500
Triton PCS, Inc. Tranche B term loan 9.6875% 2/4/07 (j)	-	1,150,000	1,158,625
VoiceStream PCS Holding LLC Tranche B term loan 9.64% 2/25/09 (j)	B+	1,000,000	987,500
Western Wireless Corp.:
Tranche A term loan 8.535% 3/31/08 (j)	Ba2	400,000	396,000
Tranche B term loan 9.535% 9/30/08 (j)	Ba2	450,000	452,250
			6,561,875
Telephone Services - 0.2%
Global Crossing Holdings Ltd. Tranche B term loan 9.28% 6/30/06 (j)	-	500,000	502,500
McLeodUSA, Inc. Tranche B term loan 9.21% 5/31/08 (j)	Ba2	300,000	300,000
			802,500
TOTAL UTILITIES			7,364,375
TOTAL FLOATING RATE LOANS (Cost $23,430,960)			23,375,520
Commercial Paper - 0.0%
Moody's Ratings (unaudited) (b)	Principal Amount	Value (Note 1)
British Telecom PLC 6.8525% 10/9/01 (j) (Cost $249,620)	$ 250,000	$ 249,994
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 6.53% (c)	19,713,790	19,713,790
Fidelity Money Market Central Fund, 6.71% (c)	6,797,743	6,797,743
Fidelity Securities Lending Cash Central Fund, 6.61% (c)	1,641,999	1,641,999
TOTAL MONEY MARKET FUNDS (Cost $28,153,532)		28,153,532
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $489,305,618)		499,323,517
NET OTHER ASSETS - (0.3)%		(1,618,571)
NET ASSETS - 100%		$ 497,704,946
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
56 S&P 500 Stock Index Contracts	March 2001	$ 18,690,000	$ (835,903)

The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,705,398 or 1.5% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,797,610.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	6.2%	AAA, AA, A	5.5%
Baa	1.7%	BBB	1.5%
Ba	3.2%	BB	2.9%
B	7.8%	B	7.6%
Caa	1.4%	CCC	1.1%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 2.3%. FMR has determined that unrated debt securities that are lower quality account for 2.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $757,557,256 and $778,926,390, respectively, of which long-term U.S. government and government agency obligations aggregated $39,859,962 and $50,715,388, respectively.

On July 25, 2000, the fund transferred substantially all of its money market investments to Fidelity Money Market Central Fund in exchange for shares of this fund.
The market value of futures contracts opened and closed during the period amounted to $134,978,146 and $122,401,567, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $25,866 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $820,000 or 0.2% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,501,003. The fund received cash collateral of $1,641,999 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $489,364,119. Net unrealized appreciation aggregated $9,959,398, of which $60,983,224 related to appreciated investment securities and $51,023,826 related to depreciated investment securities.

The fund hereby designates approximately $41,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $489,305,618) - See accompanying schedule		$ 499,323,517
Cash		40,327
Receivable for investments sold		2,553,337
Receivable for fund shares sold		537,581
Dividends receivable		313,911
Interest receivable		1,765,917
Other receivables		3,665
Total assets		504,538,255
Liabilities
Payable for investments purchased Regular delivery	$ 514,844
Delayed delivery	4,063,752
Payable for fund shares redeemed	62,956
Accrued management fee	240,136
Distribution fees payable	1,591
Payable for daily variation on futures contracts	254,800
Other payables and accrued expenses	53,231
Collateral on securities loaned, at value	1,641,999
Total liabilities		6,833,309
Net Assets		$ 497,704,946
Net Assets consist of:
Paid in capital		$ 456,659,883
Undistributed net investment income		15,347,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,515,667
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,182,039
Net Assets		$ 497,704,946
Initial Class: Net Asset Value, offering price and redemption price per share ($482,165,063 ÷ 33,461,979 shares)		$14.41
Service Class: Net Asset Value, offering price and redemption price per share ($12,449,087 ÷ 869,523 shares)		$14.32
Service Class 2: Net Asset Value, offering price and redemption price per share ($3,090,796 ÷ 216,184 shares)		$14.30

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 4,516,798
Interest		13,595,252
Security lending		14,759
Total income		18,126,809
Expenses
Management fee	$ 3,168,623
Transfer agent fees	361,328
Distribution fees	15,027
Accounting and security lending fees	195,107
Non-interested trustees' compensation	1,869
Custodian fees and expenses	31,840
Registration fees	247
Audit	27,096
Legal	4,175
Miscellaneous	39,184
Total expenses before reductions	3,844,496
Expense reductions	(58,334)	3,786,162
Net investment income		14,340,647
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	19,764,551
Foreign currency transactions	(1,431)
Futures contracts	(3,033,763)	16,729,357
Change in net unrealized appreciation (depreciation) on:
Investment securities	(101,807,387)
Assets and liabilities in foreign currencies	42
Futures contracts	(871,166)	(102,678,511)
Net gain (loss)		(85,949,154)
Net increase (decrease) in net assets resulting from operations		$ (71,608,507)
Other Information Expense reductions Directed brokerage arrangements		$ 47,254
Custodian credits		11,080
		$ 58,334

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 14,340,647	$ 13,100,308
Net realized gain (loss)	16,729,357	48,664,911
Change in net unrealized appreciation (depreciation)	(102,678,511)	17,820,079
Net increase (decrease) in net assets resulting from operations	(71,608,507)	79,585,298
Distributions to shareholders From net investment income	(11,727,781)	(12,766,102)
From net realized gain	(47,570,525)	(21,173,047)
Total distributions	(59,298,306)	(33,939,149)
Share transactions - net increase (decrease)	37,231,520	13,695,216
Total increase (decrease) in net assets	(93,675,293)	59,341,365
Net Assets
Beginning of period	591,380,239	532,038,874
End of period (including undistributed net investment income of $15,347,357 and $13,084,201, respectively)	$ 497,704,946	$ 591,380,239

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	3,923,103	$ 63,060,473	3,532,899	$ 59,442,839
Reinvested	3,619,549	58,129,957	2,100,108	33,706,735
Redeemed	(5,674,304)	(91,790,709)	(5,095,721)	(86,190,044)
Net increase (decrease)	1,868,348	$ 29,399,721	537,286	$ 6,959,530
Service Class Sold	313,089	$ 5,014,523	451,433	$ 7,507,627
Reinvested	72,504	1,157,887	14,544	232,414
Redeemed	(108,353)	(1,714,212)	(60,280)	(1,004,355)
Net increase (decrease)	277,240	$ 4,458,198	405,697	$ 6,735,686
Service Class 2 A Sold	230,119	$ 3,591,200
Reinvested	655	10,461
Redeemed	(14,590)	(228,060)
Net increase (decrease)	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 11,501,649		$ 12,678,680
Service Class		224,107		87,422
Service Class 2 A		2,025		-
Total		$ 11,727,781		$ 12,766,102
From net realized gain Initial Class		$ 46,628,308		$ 21,028,055
Service Class		933,781		144,992
Service Class 2 A		8,436		-
Total		$ 47,570,525		$ 21,173,047
		$ 59,298,306		$ 33,939,149

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Income from Investment Operations
Net investment income	.42 D	.40 D	.41 D	.36 D	.21
Net realized and unrealized gain (loss)	(2.52)	2.04	2.19	2.92	2.08
Total from investment operations	(2.10)	2.44	2.60	3.28	2.29
Less Distributions
From net investment income	(.37)	(.41)	(.34)	-	(.21)
From net realized gain	(1.50)	(.68)	(1.59)	(.02)	(.75)
Total distributions	(1.87)	(1.09)	(1.93)	(.02)	(.96)
Net asset value, end of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Total Return B, C	(12.47)%	15.26%	17.57%	25.07%	20.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 482,165	$ 580,555	$ 528,874	$ 483,231	$ 253,024
Ratio of expenses to average net assets	.69%	.71%	.73%	.77%	.87%
Ratio of expenses to average net assets after expense reductions	.68% F	.70% F	.72% F	.76% F	.85% F
Ratio of net investment income to average net assets	2.61%	2.38%	2.60%	2.44%	2.63%
Portfolio turnover rate	147%	92%	98%	90%	120%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(2.50)	2.03	2.14	.34
Total from investment operations	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.36)	(.41)	(.34)	-
From net realized gain	(1.50)	(.68)	(1.59)	-
Total distributions	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(12.54)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,449	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.80%	.82%	.89%	.87% A
Ratio of expenses to average net assets after expense reductions	.79% F	.81% F	.88% F	.87% A
Ratio of net investment income to average net assets	2.50%	2.27%	2.65%	2.70% A
Portfolio turnover rate	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78
Income from Investment Operations
Net investment income C	.34
Net realized and unrealized gain (loss)	(1.96)
Total from investment operations	(1.62)
Less Distributions
From net investment income	(.36)
From net realized gain	(1.50)
Total distributions	(1.86)
Net asset value, end of period	$ 14.30
Total Return B, F	(10.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,091
Ratio of expenses to average net assets	.97% A
Ratio of expenses to average net assets after expense reductions	.95% A, E
Ratio of net investment income to average net assets	2.33% A
Portfolio turnover rate	147%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The total return would have been lower had certain expenses not been reduced during the period shown.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Balanced - Initial Class	-4.30%	9.60%	10.32%
Fidelity Balanced 60/40 Composite	-1.00%	13.78%	16.31%
S&P 500 ®	-9.10%	18.33%	21.35%
LB Aggregate Bond	11.63%	6.46%	8.40%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $18,017 - an 80.17% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,921 - a 219.21% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,224 - a 62.24% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $24,741 - a 147.41% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	3.5
Exxon Mobil Corp.	1.6
American International Group, Inc.	1.6
Bristol-Myers Squibb Co.	1.5
Pfizer, Inc.	1.4
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	14.8
Technology	11.5
Health	8.9
Utilities	7.9
Media & Leisure	5.9
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	56.0%
Bonds	40.2%
Short-Term Investments and Net Other Assets	3.6%
Other Investments	0.2%

* Foreign investments 3.8%

Annual Report

Fund Talk: The Managers' Overview

Fidelity Variable Insurance Products: Balanced Portfolio

(automated graphic)   (automated graphic)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the 12-month period that ended December 31, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned -1.00%.

Q. Why did the fund fail to keep pace with its index during the past year?

J.A. Poor positioning among utility stocks hurt relative performance. We paid the price for holding sizable stakes in traditional telecommunications providers, including AT&T, and wireless stocks, such as Motorola, that experienced precipitous declines. We also missed much of the dramatic upswing in electric and gas utilities, which benefited from strong demand and volatility in the marketplace. Disappointing security selection among technology stocks and various retailers further hurt performance.

Q. What can you tell us about your asset allocation strategy during the period?

J.A. I maintained a fairly neutral equity weighting in the fund throughout the period. At times, I employed other asset classes, such as convertible securities and high-yield bonds, to gain further exposure to the movements of stocks. I used convertibles early in the period as an indirect, less volatile way to participate in some of the technology names I liked. These securities also afforded us downside protection when the equivalent stocks collapsed during the spring. Conversely, it was a mistake to include high-yield bonds in the fund during the period, as prices of these securities plunged to recession levels in response to declining credit quality and poor liquidity. By allocating part of the bond subportfolio to high yield - an asset class not represented in the index - we were left underexposed to investment-grade debt, which performed well during the period.

Q. How did some of your moves on a sector level play out for the fund?

J.A. Although our tech exposure hurt quite a bit on an absolute basis, scaling back on many of our highly valued tech stocks before they collapsed helped relative returns. Unfortunately, any advantage we gained from underweighting laggards such as Microsoft and America Online, we lost due to untimely trading of weak performers, such as Intel and Dell. Similarly, the fund's retail holdings, namely Home Depot and Wal-Mart, headed south behind a slowdown in consumer spending. On a more positive note, assuming a more defensive posture late in the period helped, as tech investors sought shelter in areas of the market that could best weather an economic downturn. Our stake in consumer nondurables, particularly Philip Morris, rebounded nicely during the period. We also were rewarded for emphasizing higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns.

Q. Turning to you, Kevin, how did the bond portion of the fund fare?

K.G. The fund's investment-grade holdings had a particularly strong period. Favorable security selection helped drive performance and ensure the success of the fund's bond subportfolio relative to the Lehman Brothers Aggregate Bond Index. Of particular note was the fund's positioning in Treasuries, which outperformed all spread sectors - corporate, mortgage and agency securities - during the period. Treasuries doubly benefited from volatility in the equity markets and the U.S. Treasury's decision to repurchase outstanding debt as a result of the growing federal surplus. Even though we were underweighted relative to the Lehman Brothers index, we gained ground by adding long-term Treasuries and callable Treasuries in advance of the buybacks. My emphasis on discount mortgage securities further benefited performance in light of strong housing turnover. Owning the right agencies also helped, as these securities rebounded from their lows earlier in the period. Finally, improving the diversification of our corporate holdings helped us avoid many of the major credit blowups that pervaded the 12-month period.

Q. John, what's your outlook?

J.A. There's still a lot of uncertainty surrounding the direction of the economy, which tells me that it's still a time to play defense rather than offense. Right now, the equity portion of the fund is defensively positioned for further slowing in the economy, a posture that has worked out well for us in recent months. In the near term, I think earnings disappointments could continue to weigh heavily on the market even if the Fed does cut interest rates. So, until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'll avoid making any big bets and continue to add value from the bottom up.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of December 31, 2000, more than $283 million

Manager: John Avery, since 1998, and Kevin Grant, since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 55.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
Aerospace & Defense - 0.4%
BFGoodrich Co.	11,100	$ 403,763
Boeing Co.	13,700	904,200
		1,307,963
Ship Building & Repair - 0.3%
General Dynamics Corp.	9,700	756,600
TOTAL AEROSPACE & DEFENSE		2,064,563
BASIC INDUSTRIES - 2.0%
Chemicals & Plastics - 1.4%
Dow Chemical Co.	27,700	1,014,513
E.I. du Pont de Nemours and Co.	24,204	1,169,356
Pharmacia Corp.	9,400	573,400
Praxair, Inc.	23,400	1,038,375
		3,795,644
Metals & Mining - 0.2%
Alcoa, Inc.	19,000	636,500
Paper & Forest Products - 0.4%
International Paper Co.	13,400	546,888
Kimberly-Clark Corp.	9,600	678,624
		1,225,512
TOTAL BASIC INDUSTRIES		5,657,656
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.3%
Masco Corp.	29,100	747,506
DURABLES - 0.8%
Autos, Tires, & Accessories - 0.5%
AutoNation, Inc.	3,700	22,200
Danaher Corp.	12,600	861,525
TRW, Inc.	10,200	395,250
		1,278,975
Consumer Electronics - 0.3%
General Motors Corp. Class H	24,200	556,600
Maytag Corp.	12,200	394,213
		950,813
TOTAL DURABLES		2,229,788
ENERGY - 4.1%
Energy Services - 1.2%
Baker Hughes, Inc.	14,200	590,188
Diamond Offshore Drilling, Inc.	13,300	532,000
Halliburton Co.	14,600	529,250
Nabors Industries, Inc. (a)	9,400	556,010
Schlumberger Ltd. (NY Shares)	14,900	1,191,069
		3,398,517

	Shares	Value (Note 1)
Oil & Gas - 2.9%
Burlington Resources, Inc.	15,000	$ 757,500
Chevron Corp.	7,300	616,394
Conoco, Inc. Class B	27,200	787,100
Exxon Mobil Corp.	53,366	4,639,507
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,296,038
		8,096,539
TOTAL ENERGY		11,495,056
FINANCE - 10.0%
Banks - 1.5%
Bank of America Corp.	10,400	477,100
Bank of New York Co., Inc.	41,700	2,301,319
Chase Manhattan Corp.	28,900	1,313,144
		4,091,563
Credit & Other Finance - 2.1%
American Express Co.	50,600	2,779,838
Citigroup, Inc.	63,100	3,222,044
		6,001,882
Federal Sponsored Credit - 2.3%
Fannie Mae	38,500	3,339,875
Freddie Mac	46,500	3,202,688
		6,542,563
Insurance - 2.3%
AFLAC, Inc.	11,000	794,063
Allstate Corp.	12,800	557,600
American International Group, Inc.	45,450	4,479,666
Hartford Financial Services Group, Inc.	8,400	593,250
		6,424,579
Securities Industry - 1.8%
Bear Stearns Companies, Inc.	7,700	390,294
Charles Schwab Corp.	40,150	1,139,256
Merrill Lynch & Co., Inc.	17,100	1,166,006
Morgan Stanley Dean Witter & Co.	31,300	2,480,525
		5,176,081
TOTAL FINANCE		28,236,668
HEALTH - 8.6%
Drugs & Pharmaceuticals - 6.7%
Allergan, Inc.	5,700	551,831
American Home Products Corp.	20,800	1,321,840
Amgen, Inc. (a)	8,000	511,500
Bristol-Myers Squibb Co.	56,400	4,170,075
Eli Lilly & Co.	20,900	1,945,006
Merck & Co., Inc.	33,200	3,108,350
Pfizer, Inc.	86,000	3,956,000
Schering-Plough Corp.	60,800	3,450,400
		19,015,002
Medical Equipment & Supplies - 1.9%
Abbott Laboratories	11,000	532,813
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Becton, Dickinson & Co.	12,300	$ 425,888
Cardinal Health, Inc.	4,600	458,275
Guidant Corp. (a)	8,600	463,863
Johnson & Johnson	12,000	1,260,750
McKesson HBOC, Inc.	13,300	477,337
Medtronic, Inc.	17,000	1,026,375
Millipore Corp.	9,600	604,800
		5,250,101
TOTAL HEALTH		24,265,103
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Electrical Equipment - 3.5%
General Electric Co.	206,400	9,894,280
Industrial Machinery & Equipment - 1.1%
Caterpillar, Inc.	17,500	827,969
Illinois Tool Works, Inc.	7,900	470,544
Ingersoll-Rand Co.	9,500	397,813
Tyco International Ltd.	28,270	1,568,985
		3,265,311
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,159,591
MEDIA & LEISURE - 2.7%
Broadcasting - 0.7%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	596,750
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	2
Infinity Broadcasting Corp. Class A (a)	32,300	902,381
NTL, Inc. warrants 10/14/08 (a)	199	3,781
Time Warner, Inc.	8,108	423,562
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	150
		1,926,626
Entertainment - 1.2%
MGM Mirage, Inc.	12,500	352,344
Viacom, Inc. Class B (non-vtg.) (a)	56,389	2,636,186
Walt Disney Co.	15,500	448,531
		3,437,061
Publishing - 0.6%
McGraw-Hill Companies, Inc.	31,600	1,852,550
Restaurants - 0.2%
McDonald's Corp.	13,000	442,000
TOTAL MEDIA & LEISURE		7,658,237

	Shares	Value (Note 1)
NONDURABLES - 3.9%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	33,700	$ 1,533,350
The Coca-Cola Co.	35,900	2,187,656
		3,721,006
Foods - 0.5%
PepsiCo, Inc.	18,300	906,994
Quaker Oats Co.	3,700	360,288
		1,267,282
Household Products - 1.1%
Colgate-Palmolive Co.	12,100	781,055
Gillette Co.	27,500	993,438
Procter & Gamble Co.	18,600	1,458,938
		3,233,431
Tobacco - 1.0%
Philip Morris Companies, Inc.	67,400	2,965,600
TOTAL NONDURABLES		11,187,319
RETAIL & WHOLESALE - 1.9%
Apparel Stores - 0.3%
Gap, Inc.	22,700	578,850
Mothers Work, Inc. (a)(j)	3	30
The Limited, Inc.	13,000	221,813
		800,693
Drug Stores - 0.3%
Walgreen Co.	20,200	844,613
General Merchandise Stores - 0.8%
Costco Wholesale Corp. (a)	10,200	407,363
Kohls Corp. (a)	2,400	146,400
Wal-Mart Stores, Inc.	34,600	1,838,125
		2,391,888
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	28,950	1,322,653
TOTAL RETAIL & WHOLESALE		5,359,847
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,425,450
Leasing & Rental - 0.0%
ANC Rental Corp. (a)	462	1,617
Services - 0.2%
Ecolab, Inc.	14,600	630,538
TOTAL SERVICES		2,057,605
TECHNOLOGY - 11.1%
Communications Equipment - 2.5%
CIENA Corp. (a)	5,300	430,625
Cisco Systems, Inc. (a)	101,300	3,874,725
Comverse Technology, Inc. (a)	8,100	879,863
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	13,500	$ 712,969
Nokia AB sponsored ADR	9,900	430,650
Nortel Networks Corp.	19,900	638,044
		6,966,876
Computer Services & Software - 4.0%
America Online, Inc. (a)	20,850	725,580
Ariba, Inc. (a)	5,700	305,663
Automatic Data Processing, Inc.	8,600	544,488
BEA Systems, Inc. (a)	17,000	1,144,313
BMC Software, Inc. (a)	26,400	369,600
Cadence Design Systems, Inc. (a)	10,900	299,750
Computer Associates International, Inc.	16,800	327,600
DecisionOne Corp. (a)	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Microsoft Corp. (a)	80,200	3,478,675
Oracle Corp. (a)	78,600	2,284,313
Sonus Networks, Inc.	16,100	406,525
Synopsys, Inc. (a)	13,900	659,381
VERITAS Software Corp. (a)	5,600	490,000
Yahoo!, Inc. (a)	7,400	222,463
		11,258,357
Computers & Office Equipment - 2.2%
Compaq Computer Corp.	19,000	285,950
Dell Computer Corp. (a)	30,300	528,356
EMC Corp. (a)	39,000	2,593,500
International Business Machines Corp.	17,100	1,453,500
Sun Microsystems, Inc. (a)	55,000	1,533,125
		6,394,431
Electronic Instruments - 1.0%
Agilent Technologies, Inc. (a)	100	5,475
Applied Materials, Inc. (a)	14,400	549,900
KLA-Tencor Corp. (a)	13,000	437,938
Novellus Systems, Inc. (a)	14,100	506,719
Teradyne, Inc. (a)	23,700	882,825
Thermo Electron Corp. (a)	15,100	449,225
		2,832,082
Electronics - 1.4%
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	40,300	1,211,519
Intersil Holding Corp. Class A	11,900	272,956
Micron Technology, Inc. (a)	25,800	915,900

	Shares	Value (Note 1)
NVIDIA Corp. (a)	14,600	$ 478,378
Texas Instruments, Inc.	21,900	1,037,513
		3,916,266
TOTAL TECHNOLOGY		31,368,012
TRANSPORTATION - 0.2%
Railroads - 0.2%
Union Pacific Corp.	11,700	593,775
UTILITIES - 3.8%
Cellular - 0.6%
Leap Wireless International, Inc. warrants 4/15/10 (a)(f)	265	530
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	435
warrants 1/15/07 (CV ratio .6) (a)	50	100
McCaw International Ltd. warrants 4/16/07 (a)(f)	290	2,900
Nextel Communications, Inc. Class A (a)	23,400	579,150
Sprint Corp. - PCS Group Series 1 (a)	30,300	619,256
VoiceStream Wireless Corp. (a)	5,600	563,500
		1,765,871
Electric Utility - 0.4%
AES Corp. (a)	21,800	1,207,175
Gas - 0.8%
Dynegy, Inc. Class A	18,800	1,053,975
Enron Corp.	12,900	1,072,313
		2,126,288
Telephone Services - 2.0%
AT&T Corp.	15,604	270,144
BellSouth Corp.	33,900	1,387,781
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	70	140
Ono Finance PLC rights 5/31/09 (a)(f)	210	1,260
Qwest Communications International, Inc. (a)	23,700	971,700
SBC Communications, Inc.	52,270	2,495,893
Verizon Communications	9,700	486,213
		5,613,131
TOTAL UTILITIES		10,712,465
TOTAL COMMON STOCKS (Cost $129,556,326)		156,793,191
Preferred Stocks - 0.6%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. Series C, $0.2975 (f)	5,645	$ 1,411
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES	4,700	380,700
		382,111
Nonconvertible Preferred Stocks - 0.5%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	49,966
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II $7.875	255	245,302
MEDIA & LEISURE - 0.4%
Broadcasting - 0.2%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	6,265	651,560
Publishing - 0.2%
PRIMEDIA, Inc.:
$9.20	4,535	353,730
Series D, $10.00	600	49,200
		402,930
TOTAL MEDIA & LEISURE		1,054,490
UTILITIES - 0.0%
Telephone Services - 0.0%
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3	1,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,351,258
TOTAL PREFERRED STOCKS (Cost $1,721,932)		1,733,369
Corporate Bonds - 15.9%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.6%
HEALTH - 0.2%
Drugs & Pharmaceuticals - 0.2%
Roche Holdings, Inc. 0% 1/19/15 (f)	-	$ 851,000	744,455

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Liberty Media Corp. 3.75% 2/15/30 (f)	Baa3	$ 481,000	$ 273,569
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (f)	-	50,000	58,500
Computers & Office Equipment - 0.2%
Juniper Networks, Inc. 4.75% 3/15/07	B-	470,000	477,346
TOTAL TECHNOLOGY			535,846
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (f)	B1	308,000	222,915
TOTAL CONVERTIBLE BONDS			1,776,785
Nonconvertible Bonds - 15.3%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	240,000	246,103
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.2%
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	430,000	253,700
9.5% 7/1/07 (f)	B2	170,000	100,300
Lyondell Chemical Co. 10.875% 5/1/09	B2	160,000	150,400
			504,400
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	41,914
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Ba2	230,000	236,900
			278,814
TOTAL BASIC INDUSTRIES			783,214
CONSTRUCTION & REAL ESTATE - 1.2%
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	310,000	292,175
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	506,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - 0.9%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	$ 100,000	$ 97,815
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	986,950
6.625% 2/15/05	Baa1	200,000	196,962
6.75% 2/15/08	Baa1	100,000	96,915
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	69,721
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	89,893
6.875% 2/1/05	Baa2	1,000,000	994,020
			2,532,276
TOTAL CONSTRUCTION & REAL ESTATE			3,331,001
DURABLES - 0.1%
Textiles & Apparel - 0.1%
Levi Strauss & Co. 6.8% 11/1/03	Ba3	200,000	170,000
ENERGY - 0.5%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	134,325
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	118,000
Oil & Gas - 0.5%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	378,921
Apache Corp. 7.7% 3/15/26	A3	65,000	66,944
Apache Finance Property Ltd. 6.5% 12/15/07	A3	100,000	99,106
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2	345,000	353,625
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	183,350
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	192,531
			1,274,477
TOTAL ENERGY			1,526,802
FINANCE - 4.8%
Banks - 1.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	501,890

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 100,000	$ 104,195
Bank One Capital III 8.75% 9/1/30	Aa3	200,000	195,538
Bank One Corp. 7.875% 8/1/10	A1	400,000	416,732
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	463,770
BankBoston Corp. 6.625% 2/1/04	A3	200,000	201,026
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	350,000	349,433
8.55% 9/29/49 (e)(f)	Aa2	345,000	360,232
Capital One Bank 6.375% 2/15/03	Baa2	250,000	244,135
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	191,759
FleetBoston Financial Corp. 7.25% 9/15/05	A2	275,000	284,474
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	166,906
7.375% 9/17/04	Baa2	160,000	160,037
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	97,859
6.875% 11/15/02	Baa2	300,000	300,183
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	200,000	217,584
Summit Bancorp 8.625% 12/10/02	A3	100,000	103,555
			4,359,308
Credit & Other Finance - 3.1%
Abbey National Capital Trust I 8.963% 12/29/49 (e)	Aa3	270,000	278,543
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	250,000	233,670
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	246,415
Citigroup, Inc. 7.25% 10/1/10	Aa3	400,000	413,252
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	100,000	99,433
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,940
7.1% 6/23/04	A3	200,000	200,990
Ford Motor Credit Co.:
7.5% 3/15/05	A2	1,000,000	1,024,870
7.875% 6/15/10	A2	550,000	565,769
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	1,000,000	1,026,880
7.75% 1/19/10	A2	200,000	206,404
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A1	300,000	329,115
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
ING Capital Funding Trust III 8.439% 12/31/49 (h)	Aa3	$ 350,000	$ 355,289
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	140,000	137,970
PTC International Finance BV 0% 7/1/07 (d)	B2	330,000	242,550
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (f)	Baa1	250,000	259,520
7.9% 8/15/10 (f)	Baa1	200,000	209,456
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	360,109
6.875% 11/15/28	Baa1	585,000	473,025
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	99,500
TXU Eastern Funding 6.75% 5/15/09	Baa1	160,000	150,152
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	165,000	145,725
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	300,000	315,780
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (e)(f)	A1	100,000	102,141
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	206,520
Verizon Global Funding Corp.:
6.75% 12/1/05 (f)	A1	435,000	436,305
7.75% 12/1/30 (f)	A1	290,000	297,534
Xerox Capital (Europe) PLC 5.75% 5/15/02	Ba1	325,000	208,000
			8,674,857
Savings & Loans - 0.2%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	497,945
TOTAL FINANCE			13,532,110
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Dynacare, Inc. yankee 10.75% 1/15/06	B2	10,000	9,400
Unilab Corp. 12.75% 10/1/09	B3	70,000	75,250
			84,650
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	925,670

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 2.6%
Broadcasting - 2.3%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 270,000	$ 234,900
Adelphia Communications Corp. 10.875% 10/1/10	B2	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (d)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	611,618
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	110,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.25% 4/1/07	B2	180,000	164,700
Citadel Broadcasting Co. 10.25% 7/1/07	B3	200,000	200,500
Continental Cablevision, Inc. 8.3% 5/15/06	A3	115,000	119,439
Diamond Cable Communications PLC yankee 0% 2/15/07 (d)	B2	410,000	260,350
Earthwatch, Inc. 0% 7/15/07 (d)	-	115,000	69,000
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	195,000	126,750
International Cabletel, Inc. Series B, 0% 2/1/06 (d)	B2	550,000	478,500
NTL, Inc. 0% 4/1/08 (d)	B3	560,000	308,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	157,250
Spectrasite Holdings, Inc. 12.5% 11/15/10 (f)	B3	200,000	198,000
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	194,398
Telewest PLC 11% 10/1/07	B1	510,000	444,975
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	981,581
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	380,000	254,600
Series D, 0% 5/15/06 (d)	B2	30,000	20,100
United Pan-Europe Communications NV:
0% 8/1/09 (d)	B2	430,000	133,300
0% 2/1/10 (d)	B2	270,000	78,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
10.875% 11/1/07	B2	$ 580,000	$ 368,300
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	578,753
			6,425,864
Lodging & Gaming - 0.0%
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	88,200
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	489,260
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	63,090
7.28% 6/30/28	Baa3	200,000	164,654
7.3% 4/30/28	Baa3	170,000	136,991
			853,995
Restaurants - 0.0%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	155,550
TOTAL MEDIA & LEISURE			7,523,609
NONDURABLES - 0.1%
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	194,714
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	479,875
SERVICES - 0.1%
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,200
Services - 0.1%
Iron Mountain, Inc. 10.125% 10/1/06	B2	160,000	164,800
TOTAL SERVICES			202,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.2%
Computer Services & Software - 0.1%
Concentric Network Corp. 12.75% 12/15/07	B	$ 50,000	$ 43,000
Exodus Communications, Inc. 11.625% 7/15/10 (f)	B3	270,000	240,300
			283,300
Computers & Office Equipment - 0.1%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	300,000	231,000
7.25% 9/1/02	Baa2	250,000	192,500
			423,500
Electronics - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	B3	30,000	24,750
TOTAL TECHNOLOGY			731,550
TRANSPORTATION - 0.8%
Air Transportation - 0.5%
Atlas Air, Inc. 8.77% 1/2/11	Ba1	81,321	81,321
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	25,448	25,186
Class C2, 7.434% 3/15/06	Baa1	70,000	69,900
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	70,000	74,390
7.9% 12/15/09	Baa3	500,000	478,860
7.92% 11/18/10	Aa3	50,000	53,196
US Air, Inc. 9.625% 2/1/01	B3	650,000	645,125
			1,427,978
Railroads - 0.3%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	478,585
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	345,406
			823,991
TOTAL TRANSPORTATION			2,251,969
UTILITIES - 4.0%
Cellular - 0.8%
Crown Castle International Corp. 10.75% 8/1/11	B3	195,000	202,800
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	180,000	177,300
Leap Wireless International, Inc. 0% 4/15/10 (d)	-	265,000	53,000
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	420,000	252,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	$ 241,000	$ 189,185
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	600,000	441,000
9.375% 11/15/09	B1	170,000	157,250
Triton PCS, Inc. 0% 5/1/08 (d)	B3	385,000	304,150
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	B2	295,000	213,875
10.375% 11/15/09	B2	170,000	182,750
			2,173,310
Electric Utility - 1.0%
AES Corp.:
8% 12/31/08	Ba1	405,000	382,725
9.375% 9/15/10	Ba1	235,000	240,288
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	300,000	281,112
CMS Energy Corp.:
Series B, 6.75% 1/15/04	Ba3	20,000	19,000
8.375% 7/1/03	Ba3	70,000	69,650
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	540,000	553,500
8.125% 6/15/10	Baa1	70,000	75,664
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	153,639
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	545,000	480,570
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,690
Nisource Finance Corp.:
7.625% 11/15/05 (f)	Baa2	200,000	207,811
7.875% 11/15/10 (f)	Baa2	315,000	331,592
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	37,872
			2,915,113
Gas - 0.3%
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	192,548
7.625% 11/15/10	A3	135,000	143,694
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	500,000	520,055
Sempra Energy 7.95% 3/1/10	A2	95,000	94,003
			950,300
Telephone Services - 1.9%
AT&T Corp. 6.5% 3/15/29	A2	430,000	343,686

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
British Telecommunications PLC:
7.625% 12/15/05	A2	$ 400,000	$ 403,968
8.625% 12/15/30	A2	400,000	403,004
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	700,000	767,452
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	265,000	253,075
Intermedia Communications, Inc. 0% 3/1/09 (d)	B3	530,000	212,000
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	350,000	101,500
Netia Holdings BV 0% 11/1/07 (d)	B2	250,000	153,750
NEXTLINK Communications, Inc. 0% 12/1/09 (d)	B2	500,000	202,500
Ono Finance PLC 13% 5/1/09	Caa1	265,000	196,100
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	214,311
Telefonica Europe BV 8.25% 9/15/30	A2	115,000	115,744
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	444,851
7.7% 7/20/29	Baa1	536,000	533,604
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	93,750
Viatel, Inc. 11.25% 4/15/08	B3	300,000	93,000
WinStar Communications, Inc. 12.75% 4/15/10	B3	270,000	189,000
WorldCom, Inc.:
6.95% 8/15/28	A3	360,000	302,152
8.875% 1/15/06	A3	184,000	190,065
			5,213,512
TOTAL UTILITIES			11,252,235
TOTAL NONCONVERTIBLE BONDS			43,235,502
TOTAL CORPORATE BONDS (Cost $46,736,263)			45,012,287
U.S. Government and Government Agency Obligations - 9.1%

U.S. Government Agency Obligations - 2.5%
Fannie Mae:
6% 12/15/05	Aaa	530,000	536,254
6.5% 4/29/09	Aaa	465,000	461,945
7% 7/15/05	Aaa	605,000	634,966
7.125% 6/15/10	Aaa	320,000	345,901
7.25% 1/15/10	Aaa	310,000	336,641
7.25% 5/15/30	Aaa	470,000	533,915
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac:
5.75% 3/15/09	Aaa	$ 700,000	$ 690,263
6.45% 4/29/09	Aaa	1,000,000	989,530
6.75% 3/15/31	Aaa	1,330,000	1,425,388
6.875% 1/15/05	Aaa	185,000	192,515
7% 7/15/05	Aaa	860,000	902,458
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	14,126	14,381
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			7,064,157
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	915,000	995,209
6.625% 2/15/27	Aaa	250,000	285,548
8% 11/15/21	Aaa	920,000	1,190,535
8.875% 8/15/17	Aaa	1,020,000	1,386,404
9.875% 11/15/15	Aaa	170,000	244,880
14% 11/15/11	Aaa	490,000	701,464
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	80,000	77,787
5.5% 5/31/03	Aaa	5,600,000	5,643,736
5.75% 8/15/10	Aaa	150,000	157,196
6.5% 5/31/02	Aaa	4,280,000	4,344,200
7% 7/15/06	Aaa	3,550,000	3,863,962
TOTAL U.S. TREASURY OBLIGATIONS			18,890,921
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $25,075,847)			25,955,078
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 8.5%
5.5% 2/1/11	Aaa	141,958	138,896
6% 4/1/09 to 1/1/29	Aaa	1,749,120	1,708,922
6.5% 11/1/25 to 2/1/30	Aaa	9,156,605	9,039,473
6.5% 1/1/31 (g)	Aaa	240,000	236,625
7% 12/1/24 to 9/1/28	Aaa	3,123,525	3,132,696
7.5% 5/1/15 to 7/1/29	Aaa	5,189,469	5,270,396
7.5% 1/1/31 (g)	Aaa	2,865,000	2,904,930
8% 1/1/26	Aaa	839,270	863,651
8% 1/1/31 (g)	Aaa	615,000	630,375
TOTAL FANNIE MAE			23,925,964

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	$ 341,365	$ 347,233
Government National Mortgage Association - 4.0%
6.5% 10/15/27 to 4/15/29	Aaa	9,719,363	9,612,609
7% 1/15/28 to 12/15/28	Aaa	607,591	610,269
7.5% 6/15/27 to 3/15/28	Aaa	1,087,906	1,107,474
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,330,352
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $35,603,398)			35,603,549
Asset-Backed Securities - 0.9%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	199,562
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	511,514
6.4% 12/15/02	Aa2	80,000	80,325
7.03% 11/15/03	Aaa	145,000	146,994
Key Auto Finance Trust:
6.3% 10/15/03	A2	119,184	118,811
6.65% 10/15/03	Baa3	35,600	35,589
Premier Auto Trust 5.59% 2/9/04	Aaa	1,000,000	994,370
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	365,000	374,695
7.5% 11/15/07	A2	200,000	205,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,650,744)			2,666,860
Commercial Mortgage Securities - 1.2%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1: Class D, 7.12% 1/10/13 (f)(h)	Aa1	300,000	299,977
Class E, 7.47% 1/10/13 (f)(h)	Baa1	420,000	419,967
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	216,380
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	532,228
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	534,394
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	$ 500,000	$ 514,375
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (f)(h)	Baa3	500,000	472,656
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	500,000	502,109
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,431,525)			3,492,086
Foreign Government and Government Agency Obligations (i) - 0.3%

Korean Republic yankee 8.75% 4/15/03	Baa2	80,000	83,159
Quebec Province yankee:
6.86% 4/15/26 (e)	A2	250,000	258,815
7.125% 2/9/24	A2	30,000	30,617
7.5% 7/15/23	A2	30,000	31,947
United Mexican States:
8.5% 2/1/06	Baa3	175,000	176,750
9.875% 2/1/10	Baa3	200,000	215,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $779,466)			796,488
Supranational Obligations - 0.2%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	500,000	509,230
Floating Rate Loans - 0.2%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Pollution Control - 0.2%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (h)	Ba3	227,273	215,909
Tranche C term loan 9.6896% 7/21/07 (h)	Ba3	272,727	259,091
TOTAL FLOATING RATE LOANS (Cost $473,884)			475,000
Cash Equivalents - 4.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.53% (c) (Cost $12,120,835)	12,120,835	$ 12,120,835
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $258,647,075)	285,157,973
NET OTHER ASSETS - (0.7)%	(1,996,281)
NET ASSETS - 100%	$ 283,161,692
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,786,554 or 3.1% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	28.1%	AAA, AA, A	25.7%
Baa	6.9%	BBB	6.1%
Ba	1.0%	BB	1.1%
B	3.2%	B	3.1%
Caa	0.3%	CCC	0.6%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $369,927,414 and $411,709,411, respectively, of which long-term U.S. government and government agency obligations aggregated $109,437,705 and $116,914,458, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $30 or 0% of net assets.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,203 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $260,567,181. Net unrealized appreciation aggregated $24,590,792, of which $40,856,766 related to appreciated investment securities and $16,265,974 related to depreciated investment securities.

The fund hereby designates approximately $8,433,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $1,349,000 all of which will expire on December 31, 2008.

A total of 28% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited). The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

A total of 12.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $258,647,075) - See accompanying schedule		$ 285,157,973
Cash		222
Receivable for investments sold		151,819
Receivable for fund shares sold		146,837
Dividends receivable		149,113
Interest receivable		1,595,831
Other receivables		48,649
Total assets		287,250,444
Liabilities
Payable for investments purchased Regular delivery	$ 146,650
Delayed delivery	3,761,079
Payable for fund shares redeemed	36,117
Accrued management fee	100,066
Distribution fees payable	3,187
Other payables and accrued expenses	41,653
Total liabilities		4,088,752
Net Assets		$ 283,161,692
Net Assets consist of:
Paid in capital		$ 249,883,863
Undistributed net investment income		9,715,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,947,964)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,510,508
Net Assets		$ 283,161,692
Initial Class: Net Asset Value, offering price and redemption price per share ($250,801,722 ÷ 17,357,444 shares)		$14.45
Service Class: Net Asset Value, offering price and redemption price per share ($27,562,863 ÷ 1,915,397 shares)		$14.39
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,797,107 ÷ 333,900 shares)		$14.37

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 1,810,449
Interest		9,580,967
Security lending		131
Total income		11,391,547
Expenses
Management fee	$ 1,295,261
Transfer agent fees	199,076
Distribution fees	31,746
Accounting and security lending fees	115,221
Non-interested trustees' compensation	1,040
Custodian fees and expenses	28,396
Audit	27,299
Legal	4,936
Reports to shareholders	99,320
Miscellaneous	892
Total expenses before reductions	1,803,187
Expense reductions	(56,363)	1,746,824
Net investment income		9,644,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,916,735)
Foreign currency transactions	(6,019)	(1,922,754)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(21,476,448)
Assets and liabilities in foreign currencies	(1,497)	(21,477,945)
Net gain (loss)		(23,400,699)
Net increase (decrease) in net assets resulting from operations		$ (13,755,976)
Other information
Expense reductions Direct brokerage arrangements		$ 53,123
Custodian credits		3,240
		$ 56,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 9,644,723	$ 10,132,202
Net realized gain (loss)	(1,922,754)	7,580,954
Change in net unrealized appreciation (depreciation)	(21,477,945)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(13,755,976)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(7,315,617)	(8,692,279)
In excess of net realized gain	(1,053,621)	-
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(37,111,951)	36,165,081
Total increase (decrease) in net assets	(69,263,134)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $9,715,285 and $10,132,202, respectively)	$ 283,161,692	$ 352,424,826
Other Information:	Year ended December 31, 2000		Year ended December 31, 1999
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	1,794,450	$ 26,671,199	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(5,917,870)	(88,897,596)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,977,247)	$ (45,320,343)	1,237,404	$ 18,893,878
Service Class Sold	354,608	$ 5,304,117	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,572	37,189	563,405
Redeemed	(236,923)	(3,533,009)	(43,583)	(679,444)
Net increase (decrease)	218,540	$ 3,254,680	1,101,906	$ 17,271,203
Service Class 2 A Sold	335,010	$ 4,970,459	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(1,490)	(22,328)	-	-
Net increase (decrease)	333,900	$ 4,953,712	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 6,717,143		$ 8,389,449
Service Class		596,231		302,830
Service Class 2 A		2,243		-
Total		$ 7,315,617		$ 8,692,279
In excess of net realized gain Initial Class		$ 967,427		$ -
Service Class		85,871		-
Service Class 2 A		323		-
Total		$ 1,053,621		$ -
		$ 18,395,207		$ 16,171,682

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Income from Investment Operations
Net investment income	.48 D	.45 D	.44 D	.44 D	.33
Net realized and unrealized gain (loss)	(1.15)	.24	2.00	2.22	.78
Total from investment operations	(.67)	.69	2.44	2.66	1.11
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)
From net realized gain	(.35)	(.43)	(.55)	-	(.04)
In excess of net realized gain	(.05)	-	-	-	-
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)
Net asset value, end of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Total Return B, C	(4.30)%	4.55%	17.64%	22.18%	9.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 250,802	$ 325,371	$ 307,681	$ 214,538	$ 103
Ratio of expenses to average net assets	.58%	.57%	.59%	.61%	.72%
Ratio of expenses to average net assets after expense reductions	.56% F	.55% F	.58% F	.60% F	.71% F
Ratio of net investment income to average net assets	3.18%	2.87%	2.94%	3.28%	3.63%
Portfolio turnover rate	126%	108%	94%	98%	163%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(1.14)	.24	1.98	.35
Total from investment operations	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net net realized gain	(.35)	(.43)	(.55)	-
In excess of realized gain	(.05)	-	-	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(4.38)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,563	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.68%	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.66% F	.66% F	.69% F	.71% A
Ratio of net investment income to average net assets	3.08%	2.77%	2.79%	3.43% A
Portfolio turnover rate	126%	108%	94%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income	.40 D
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.35)
Less Distributions
From net investment income	(.47)
From net realized gain	(.35)
In excess of net realized gain	(.05)
Total distributions	(.87)
Net asset value, end of period	$ 14.37
Total Return B, C	(2.37)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,797
Ratio of expenses to average net assets	.85% A
Ratio of expenses to average net assets after expense reductions	.83% A, F
Ratio of net investment income to average net assets	2.91% A
Portfolio turnover rate	126%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-6.58%	17.82%	21.23%
S&P 500 ®	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $31,721 - a 217.21% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Exxon Mobil Corp.	2.5
McDonald's Corp.	2.2
Pfizer, Inc.	2.1
American International Group, Inc.	2.1
Berkshire Hathaway, Inc. Class A	1.8
10.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	24.3
Technology	12.8
Health	11.6
Nondurables	7.3
Energy	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	87.8%
Bonds	2.5%
Short-Term Investments and Net Other Assets	9.7%
* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Will Danoff,
Portfolio Manager
of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2000, the fund outperformed the Standard & Poor's 500 Index, which returned -9.10%.

Q. What factors influenced the fund's performance during the period?

A. Two critical factors were the reversal of the euphoric Internet-stock bubble and the slowing of the global economy. A combination of excessive valuations and weaker demand crushed the technology sector, which had accounted for 35% of the S&P 500 in the early spring. The fund's underweighting in technology relative to both the S&P 500 and its peers worked out well as the fund avoided most of this carnage. As the economy slowed, stocks of economically sensitive companies, such as those in the technology sector, generally performed poorly, while stocks in defensive areas, such as health care, finance and utilities, performed well. The fund was positioned advantageously in finance stocks, but could have benefited further from owning more health care companies.

Q. What was your technology strategy during the period?

A. The fund participated only moderately during the technology rally of late 1999 and early 2000 because I couldn't justify the valuations of most technology stocks. The very best technology companies were selling at extremely high price-to-earnings ratios, often more than 100 times earnings. Then, as the slowing economy hurt profit growth and investors realized that many of the Internet and emerging telecommunications companies had unsustainable or uncompetitive business models, the bubble burst. Overall, the fund's conservative positioning was the major reason for its outperformance relative to the S&P 500.

Q. Why did health stocks fall into favor, and why were you slow to increase the fund's exposure?

A. Health stocks benefited from steady earnings growth from large pharmaceutical companies, improving industry fundamentals in the HMO and hospital industries, and exciting new advances in biotechnology. Also, investors were looking for stable-growth stocks as the economy slowed and technology profits and share prices weakened. I added to the fund's positions in leading drug companies Pfizer and Schering-Plough, both of which enhanced their earnings growth rates during the year. In hindsight, I should have bought more health care stocks, but I found that most of the leading drug companies had major drugs that were losing their patent protection and I wasn't seeing accelerated earnings growth. I should have realized that in a slowing economy, the market would reward companies in industries such as health care, particularly those that were meeting their estimates despite a lack of accelerated earnings growth.

Q. You doubled the fund's exposure to finance stocks during the second half of 2000, from around 12% to just over 24%. Why?

A. Lower interest rates, spurred on by the slowing economy, produced a very favorable environment for finance stocks. Also, the commercial property and casualty insurance industry raised its prices for the first time in 14 years, resulting in an environment of steady demand and decreased capacity for that particular group. As a result, the fund's positions in American International Group, MetLife, Citigroup and Berkshire Hathaway performed well during the period. Other large financial holdings at the end of 2000 were mortgage insurer Fannie Mae, consumer finance leader Household International and super-regional bank Bank One.

Q. Which other stocks performed well? Which were disappointing?

A. The fund's best performer during the period was Waters Corp., a company that sells analytical instruments to biotechnology, pharmaceutical and government laboratories. Disappointments included McDonald's and AT&T, both of which fell short of earnings expectations.

Q. What's your outlook?

A. Continued global economic weakness could very well put a damper on both corporate earnings growth and market appreciation. The Federal Reserve Board was poised to lower interest rates in early 2001 and, while this is a positive sign, it may take a while to see momentum. I remain skeptical of a quick rebound for technology stocks, as valuations are still high and earnings growth will likely remain sluggish until 2002. I'll be looking for companies that are growing, both inside and outside the tech sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2000, more than $9.8 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 87.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.4%
Aerospace & Defense - 1.3%
Boeing Co.	729,700	$ 48,160,200
Bombardier, Inc. Class B (sub. vtg.)	1,014,100	15,659,295
Lockheed Martin Corp.	1,256,340	42,652,743
United Technologies Corp.	231,201	18,178,179
		124,650,417
Ship Building & Repair - 0.1%
General Dynamics Corp.	205,000	15,990,000
TOTAL AEROSPACE & DEFENSE		140,640,417
BASIC INDUSTRIES - 1.5%
Chemicals & Plastics - 1.0%
Hercules, Inc.	343,000	6,538,438
Pharmacia Corp.	1,214,600	74,090,600
Potash Corp. of Saskatchewan	233,800	18,292,916
Spartech Corp.	61,300	1,260,481
		100,182,435
Metals & Mining - 0.1%
Alcoa, Inc.	118,300	3,963,050
Rio Tinto PLC (Reg. D)	273,100	4,802,514
		8,765,564
Paper & Forest Products - 0.4%
Bowater, Inc.	112,400	6,336,550
International Paper Co.	124,500	5,081,156
Kimberly-Clark Corp.	212,500	15,021,625
Pactiv Corp. (a)	66,700	825,413
Weyerhaeuser Co.	185,800	9,429,350
		36,694,094
TOTAL BASIC INDUSTRIES		145,642,093
CONSTRUCTION & REAL ESTATE - 1.1%
Construction - 0.3%
Centex Corp.	56,900	2,137,306
Jacobs Engineering Group, Inc. (a)	278,030	12,841,511
Kaufman & Broad Home Corp.	149,800	5,046,388
Lennar Corp.	218,800	7,931,500
		27,956,705
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	1,176,613
Real Estate Investment Trusts - 0.8%
AMB Property Corp.	207,400	5,353,513
Apartment Investment & Management Co. Class A	181,900	9,083,631
Archstone Communities Trust	74,500	1,918,375
Arden Realty Group, Inc.	31,600	793,950
Avalonbay Communities, Inc.	39,100	1,959,888
Equity Office Properties Trust	893,200	29,140,650

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	400,700	$ 22,163,719
Glenborough Realty Trust, Inc.	213,600	3,711,300
		74,125,026
TOTAL CONSTRUCTION & REAL ESTATE		103,258,344
DURABLES - 2.6%
Autos, Tires, & Accessories - 1.5%
Danaher Corp.	955,722	65,347,492
Midas, Inc.	246,400	2,941,400
SPX Corp. (a)	737,131	79,748,360
		148,037,252
Consumer Durables - 0.6%
Blyth, Inc.	69,000	1,664,625
Minnesota Mining & Manufacturing Co.	436,100	52,550,050
		54,214,675
Consumer Electronics - 0.2%
Harman International Industries, Inc.	669,200	24,425,800
Home Furnishings - 0.0%
The Bombay Company, Inc. (a)	159,800	309,613
Textiles & Apparel - 0.3%
Coach, Inc.	45,700	1,313,875
Delta Apparel, Inc.	8,870	119,191
Delta Woodside Industries	88,700	105,331
Duck Head Apparel Co., Inc. (a)	8,870	12,751
Jones Apparel Group, Inc. (a)	248,100	7,985,719
Mohawk Industries, Inc. (a)	148,620	4,068,473
Reebok International Ltd. (a)	407,500	11,141,050
		24,746,390
TOTAL DURABLES		251,733,730
ENERGY - 7.1%
Energy Services - 0.3%
Baker Hughes, Inc.	109,800	4,563,563
Global Marine, Inc. (a)	13,700	388,738
Hanover Compressor Co. (a)	156,800	6,987,400
Noble Drilling Corp. (a)	62,600	2,719,188
Schlumberger Ltd. (NY Shares)	229,700	18,361,644
Smith International, Inc. (a)	4,300	320,619
		33,341,152
Oil & Gas - 6.8%
Alberta Energy Co. Ltd.	2,040,590	97,728,363
BP Amoco PLC sponsored ADR	2,826,432	135,315,432
Burlington Resources, Inc.	769,090	38,839,045
Canadian Natural Resources Ltd. (a)	511,370	14,155,453
Conoco, Inc. Class B	411,700	11,913,569
EOG Resources, Inc.	140,540	7,685,781
Exxon Mobil Corp.	2,879,171	250,307,896
Nexen, Inc.	373,120	9,208,538
Noble Affiliates, Inc.	356,600	16,403,600
Royal Dutch Petroleum Co. (NY Shares)	288,000	17,442,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Suncor Energy, Inc.	1,519,940	$ 38,829,844
Tosco Corp.	385,600	13,086,300
TotalFinaElf SA sponsored ADR	148,023	10,759,422
Westport Resources Corp. (a)	306,700	6,728,231
		668,403,474
TOTAL ENERGY		701,744,626
FINANCE - 24.3%
Banks - 4.6%
Australia & New Zealand Banking Group Ltd.	973,561	7,820,992
Bank of New York Co., Inc.	363,000	20,033,063
Bank One Corp.	3,040,600	111,361,975
Capital One Financial Corp.	523,800	34,472,588
Commerce Bancorp, Inc.	223,100	15,254,463
Compass Bancshares, Inc.	54,600	1,303,575
Fifth Third Bancorp	655,580	39,170,905
Firstar Corp.	1,454,600	33,819,450
M&T Bank Corp.	596,700	40,575,600
Mellon Financial Corp.	392,380	19,300,191
Mercantile Bankshares Corp.	29,200	1,261,075
North Fork Bancorp, Inc.	83,300	2,046,056
Northern Trust Corp.	132,100	10,774,406
Royal Bank of Scotland Group PLC	1,324,573	31,281,243
SouthTrust Corp.	247,100	10,053,881
Synovus Finanical Corp.	71,200	1,917,950
U.S. Bancorp	471,200	13,753,150
Wells Fargo & Co.	1,089,700	60,682,669
Zions Bancorp	15,900	992,756
		455,875,988
Credit & Other Finance - 3.6%
American Express Co.	1,515,200	83,241,300
Citigroup, Inc.	2,951,515	150,711,735
Concord EFS, Inc. (a)	299,000	13,137,313
Household International, Inc.	1,520,300	83,616,500
Indymac Bancorp, Inc.	19,600	578,200
MBNA Corp.	717,700	26,510,044
		357,795,092
Federal Sponsored Credit - 2.4%
Fannie Mae	1,932,100	167,609,675
Freddie Mac	511,500	35,229,563
USA Education, Inc.	422,800	28,750,400
		231,589,638
Insurance - 11.6%
ACE Ltd.	253,200	10,745,175
Aetna, Inc. (a)	307,500	12,626,719
AFLAC, Inc.	348,400	25,150,125
Allstate Corp.	1,191,400	51,900,363
AMBAC Financial Group, Inc.	208,300	12,146,494

	Shares	Value (Note 1)
American International Group, Inc.	2,115,384	$ 208,497,536
Berkshire Hathaway, Inc. Class A (a)	2,455	174,305,000
Canada Life Financial Corp.	293,400	8,190,228
CIGNA Corp.	468,670	62,005,041
Conseco, Inc.	391,400	5,161,588
Everest Re Group Ltd.	386,880	27,710,280
Hartford Financial Services Group, Inc.	512,300	36,181,188
Jefferson-Pilot Corp.	293,100	21,909,225
John Hancock Financial Services, Inc.	611,300	23,000,163
Manulife Financial Corp.	672,400	21,057,351
Marsh & McLennan Companies, Inc.	220,775	25,830,675
MBIA, Inc.	72,900	5,403,713
MetLife, Inc.	3,458,700	121,054,500
MGIC Investment Corp.	60,700	4,093,456
Old Republic International Corp.	281,100	8,995,200
PartnerRe Ltd.	182,900	11,156,900
Progressive Corp.	81,700	8,466,163
RenaissanceRe Holdings Ltd.	187,030	14,646,787
SAFECO Corp.	40,900	1,344,588
Sun Life Financial Services Canada, Inc.	1,138,900	30,386,873
The Chubb Corp.	805,114	69,642,361
The St. Paul Companies, Inc.	1,283,700	69,720,956
Torchmark Corp.	45,200	1,737,375
XL Capital Ltd. Class A	722,000	63,084,750
Zenith National Insurance Corp.	127,700	3,751,188
		1,139,901,961
Savings & Loans - 0.8%
Astoria Financial Corp.	127,300	6,913,981
Golden West Financial Corp.	953,300	64,347,750
TCF Financial Corp.	39,900	1,778,044
Washington Mutual, Inc.	87,700	4,653,581
		77,693,356
Securities Industry - 1.3%
Daiwa Securities Group, Inc.	4,615,000	48,139,331
Franco Nevada Mining Corp. Ltd.	1,888,564	21,541,118
Nikko Securities Co. Ltd.	3,637,000	28,143,264
Nomura Securities Co. Ltd.	1,913,000	34,372,783
		132,196,496
TOTAL FINANCE		2,395,052,531
HEALTH - 11.6%
Drugs & Pharmaceuticals - 7.2%
Adolor Corp.	19,300	424,600
Allergan, Inc.	180,800	17,503,700
ALZA Corp. (a)	172,900	7,348,250
AstraZeneca PLC sponsored ADR	960,000	49,440,000
Elan Corp. PLC sponsored ADR (a)	1,406,200	65,827,738
Eli Lilly & Co.	599,782	55,817,212
Forest Laboratories, Inc. (a)	65,400	8,690,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Glaxo Wellcome PLC sponsored ADR	109,930	$ 6,156,080
Immunex Corp. (a)	1,129,170	45,872,531
Merck & Co., Inc.	582,400	54,527,200
Novartis AG sponsored ADR	238,700	10,681,825
OSI Pharmaceuticals, Inc. (a)	77,500	6,209,688
Pfizer, Inc.	4,581,675	210,757,050
Schering-Plough Corp.	2,556,300	145,070,025
Serono SA sponsored ADR (a)	818,700	19,597,631
Sigma-Aldrich Corp.	9,700	381,331
Titan Pharmaceuticals, Inc. (a)	3,000	106,110
		704,410,996
Medical Equipment & Supplies - 2.2%
AmeriSource Health Corp. Class A (a)	218,700	11,044,350
Apogent Technologies, Inc.	52,800	1,082,400
Becton, Dickinson & Co.	175,600	6,080,150
Biomet, Inc.	199,000	7,897,813
Cardinal Health, Inc.	252,100	25,115,463
Disetronic Holding AG	5,155	4,620,092
Guidant Corp. (a)	53,000	2,858,688
Johnson & Johnson	30,500	3,204,406
McKesson HBOC, Inc.	346,600	12,439,474
Medtronic, Inc.	1,301,800	78,596,175
MiniMed, Inc. (a)	331,600	13,937,562
Patterson Dental Co. (a)	1,069,200	36,219,150
Stryker Corp.	20,100	1,016,859
Sybron Dental Specialties, Inc. (a)	133,633	2,255,057
Varian Medical Systems, Inc. (a)	164,300	11,162,131
		217,529,770
Medical Facilities Management - 2.2%
Community Health Systems, Inc. (a)	436,600	15,281,000
HCA - The Healthcare Co.	848,916	37,360,793
Health Management Associates, Inc. Class A (a)	1,375,500	28,541,625
HEALTHSOUTH Corp. (a)	1,221,400	19,924,088
Manor Care, Inc. (a)	173,600	3,580,500
Oxford Health Plans, Inc. (a)	476,700	18,829,650
Specialty Laboratories, Inc. (a)	3,900	129,188
Tenet Healthcare Corp.	576,500	25,618,219
UnitedHealth Group, Inc.	783,800	48,105,725
Wellpoint Health Networks, Inc. (a)	178,320	20,551,380
		217,922,168
TOTAL HEALTH		1,139,862,934

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Electrical Equipment - 0.1%
Allen Telecom, Inc. (a)	89,600	$ 1,607,200
Emerson Electric Co.	141,500	11,151,969
		12,759,169
Industrial Machinery & Equipment - 0.4%
Exide Corp.	100	763
Graco, Inc.	3,100	128,263
Mettler-Toledo International, Inc. (a)	164,500	8,944,688
Tyco International Ltd.	497,400	27,605,700
		36,679,414
Pollution Control - 0.1%
Waste Management, Inc.	433,500	12,029,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		61,468,208
MEDIA & LEISURE - 6.3%
Broadcasting - 0.3%
E.W. Scripps Co. Class A	25,800	1,622,175
Infinity Broadcasting Corp. Class A (a)	973,360	27,193,245
		28,815,420
Entertainment - 2.2%
Bally Total Fitness Holding Corp. (a)	13,000	440,375
MGM Mirage, Inc.	789,100	22,242,756
Park Place Entertainment Corp. (a)	1,165,300	13,910,769
Six Flags, Inc. (a)	397,500	6,832,031
Viacom, Inc.:
Class A (a)	189,150	8,890,050
Class B (non-vtg.) (a)	3,466,781	162,072,012
Walt Disney Co.	127,610	3,692,714
		218,080,707
Leisure Durables & Toys - 0.4%
Brunswick Corp.	298,200	4,901,663
Callaway Golf Co.	279,100	5,198,238
Harley-Davidson, Inc.	316,300	12,572,925
Mattel, Inc.	764,100	11,033,604
		33,706,430
Lodging & Gaming - 0.2%
International Game Technology (a)	80,900	3,883,200
Marriott International, Inc. Class A	9,700	409,825
Starwood Hotels & Resorts Worldwide, Inc. unit	553,400	19,507,350
		23,800,375
Publishing - 0.5%
McGraw-Hill Companies, Inc.	110,600	6,483,925
Reader's Digest Association, Inc. Class A (non-vtg.)	787,040	30,792,940
Scholastic Corp. (a)	167,700	14,862,413
		52,139,278
Restaurants - 2.7%
Brinker International, Inc. (a)	194,000	8,196,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
CBRL Group, Inc.	315,100	$ 5,730,881
CEC Entertainment, Inc. (a)	159,900	5,456,588
Cheesecake Factory, Inc. (a)	57,100	2,191,213
Darden Restaurants, Inc.	108,800	2,488,800
McDonald's Corp.	6,256,900	212,734,600
P.F. Chang's China Bistro, Inc. (a)	183,800	5,778,213
PJ America, Inc. (a)(c)	581,700	3,235,706
Ryan's Family Steak Houses, Inc. (a)	188,500	1,778,969
Starbucks Corp. (a)	111,500	4,933,875
Wendy's International, Inc.	289,000	7,586,250
		260,111,595
TOTAL MEDIA & LEISURE		616,653,805
NONDURABLES - 7.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	791,100	35,995,050
Diageo PLC	2,075,123	23,233,077
Pepsi Bottling Group, Inc.	341,000	13,618,688
The Coca-Cola Co.	780,910	47,586,703
		120,433,518
Foods - 2.5%
Earthgrains Co.	725,600	13,423,600
Keebler Foods Co.	68,500	2,838,469
Nestle SA (Reg.)	14,411	33,786,256
Numico NV	375,938	18,980,553
PepsiCo, Inc.	1,611,100	79,850,144
Quaker Oats Co.	585,800	57,042,275
Sysco Corp.	723,200	21,696,000
Wm. Wrigley Jr. Co.	207,200	19,852,350
		247,469,647
Household Products - 3.6%
Avon Products, Inc.	1,922,140	92,022,453
Colgate-Palmolive Co.	2,052,300	132,475,965
Estee Lauder Companies, Inc. Class A	231,100	10,125,069
Gillette Co.	1,018,600	36,796,925
Procter & Gamble Co.	963,400	75,566,688
		346,987,100
TOTAL NONDURABLES		714,890,265
PRECIOUS METALS - 0.0%
Stillwater Mining Co. (a)	60,270	2,371,625
RETAIL & WHOLESALE - 5.0%
Apparel Stores - 1.2%
Charming Shoppes, Inc. (a)	1,965,800	11,794,800
Footstar, Inc. (a)	196,600	9,731,700
Gap, Inc.	523,700	13,354,350
Gymboree Corp. (a)	379,500	5,265,563

	Shares	Value (Note 1)
Talbots, Inc.	831,800	$ 37,950,875
The Limited, Inc.	476,300	8,126,869
TJX Companies, Inc.	1,259,600	34,953,900
		121,178,057
Drug Stores - 2.3%
CVS Corp.	2,630,402	157,659,720
Walgreen Co.	1,661,900	69,488,194
		227,147,914
General Merchandise Stores - 0.4%
Dollar Tree Stores, Inc. (a)	41,650	1,020,425
Kohls Corp. (a)	552,800	33,720,800
Stein Mart, Inc. (a)	613,900	7,136,588
		41,877,813
Grocery Stores - 0.4%
Fleming Companies, Inc.	188,711	2,229,149
Iceland Group PLC	1,701,940	8,176,847
Krispy Kreme Doughnuts, Inc.	16,200	1,344,600
Loblaw Companies Ltd.	125,740	4,235,506
Safeway PLC	1,682,914	7,511,640
Tesco PLC	2,888,600	11,761,258
		35,259,000
Retail & Wholesale, Miscellaneous - 0.7%
Bed Bath & Beyond, Inc. (a)	1,799,000	40,252,625
Home Depot, Inc.	500,840	22,882,128
		63,134,753
TOTAL RETAIL & WHOLESALE		488,597,537
SERVICES - 0.6%
Advertising - 0.0%
Getty Images, Inc. (a)	14,200	454,400
Educational Services - 0.1%
Career Education Corp. (a)	9,800	383,425
Corinthian Colleges, Inc. (a)	94,200	3,573,713
Devry, Inc. (a)	123,400	4,658,350
University of Phoenix Online Class A (a)	45,600	2,242,950
		10,858,438
Leasing & Rental - 0.1%
GATX Corp.	196,100	9,780,488
Services - 0.4%
Administaff, Inc. (a)	38,100	1,036,320
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	1,438,500
DigitalThink, Inc.	25,900	441,919
Dun & Bradstreet Corp. (a)	34,800	900,450
Ecolab, Inc.	242,200	10,460,013
Moody's Corp.	7,100	182,381
National Processing, Inc. (a)	47,500	807,500
Professional Detailing, Inc. (a)	9,500	1,004,773
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Robert Half International, Inc. (a)	838,100	$ 22,209,650
Watson Wyatt & Co. Holdings	4,900	115,150
		38,596,656
TOTAL SERVICES		59,689,982
TECHNOLOGY - 12.8%
Communications Equipment - 3.1%
American Tower Corp. Class A (a)	2,725,750	103,237,781
CIENA Corp. (a)	521,500	42,371,875
Cisco Systems, Inc. (a)	3,970,828	151,884,171
Comverse Technology, Inc. (a)	19,500	2,118,188
Nokia AB sponsored ADR	68,100	2,962,350
Plantronics, Inc. (a)	142,600	6,702,200
		309,276,565
Computer Services & Software - 5.8%
Acxiom Corp. (a)	163,700	6,374,069
Adobe Systems, Inc.	1,991,300	115,868,769
Aether Systems, Inc. (a)	20,600	805,975
Affiliated Computer Services, Inc. Class A (a)	196,800	11,943,300
Ariba, Inc. (a)	373,800	20,045,025
Automatic Data Processing, Inc.	1,730,500	109,562,281
BEA Systems, Inc. (a)	706,394	47,549,146
Check Point Software Technologies Ltd. (a)	38,900	5,195,581
Documentum, Inc. (a)	107,500	5,341,406
First Data Corp.	493,800	26,017,088
i2 Technologies, Inc. (a)	46,100	2,506,688
IMS Health, Inc.	310,000	8,370,000
Informatica Corp. (a)	157,200	6,219,225
J.D. Edwards & Co. (a)	162,350	2,891,859
Keane, Inc. (a)	21,300	207,675
Manugistics Group, Inc. (a)	921,100	52,502,700
Mentor Graphics Corp. (a)	160,800	4,411,950
National Data Corp.	7,800	285,675
Netegrity, Inc. (a)	321,900	17,503,313
NetIQ Corp. (a)	233,200	20,375,850
Oracle Corp. (a)	139,810	4,063,228
Peregrine Systems, Inc. (a)	50,000	987,500
Polycom, Inc. (a)	186,900	6,015,844
Rational Software Corp. (a)	996,300	38,793,431
Siebel Systems, Inc. (a)	83,900	5,673,738
SmartForce PLC sponsored ADR (a)	29,400	1,104,338
Sonus Networks, Inc.	200,497	5,062,549
SunGard Data Systems, Inc. (a)	349,200	16,456,050
The BISYS Group, Inc. (a)	241,800	12,603,825

	Shares	Value (Note 1)
VeriSign, Inc. (a)	80	$ 5,935
VERITAS Software Corp. (a)	145,262	12,710,425
		567,454,438
Computers & Office Equipment - 2.8%
Brocade Communications Systems, Inc. (a)	1,325,300	121,679,106
Computer Network Technology Corp. (a)	137,200	3,953,075
Diebold, Inc.	140,200	4,679,175
EMC Corp. (a)	48,300	3,211,950
Juniper Networks, Inc. (a)	366,000	46,138,875
Network Appliance, Inc. (a)	4,900	314,519
Sun Microsystems, Inc. (a)	2,470,400	68,862,400
Symbol Technologies, Inc.	824,760	29,691,360
		278,530,460
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	75,020	4,107,345
Ixia (a)	12,700	290,513
Novellus Systems, Inc. (a)	136,800	4,916,250
Teradyne, Inc. (a)	103,100	3,840,475
Thermo Electron Corp. (a)	1,192,932	35,489,727
TriPath Imaging, Inc. (a)	9,700	84,875
Waters Corp. (a)	498,000	41,583,000
		90,312,185
Electronics - 0.2%
Cirrus Logic, Inc. (a)	473,800	8,883,750
Elantec Semiconductor, Inc. (a)	56,400	1,565,100
Integrated Device Technology, Inc. (a)	14,200	470,375
Intersil Holding Corp. Class A	150,900	3,461,269
Solectron Corp. (a)	28,900	979,710
		15,360,204
TOTAL TECHNOLOGY		1,260,933,852
TRANSPORTATION - 2.2%
Air Transportation - 1.0%
Continental Airlines, Inc. Class B (a)	331,700	17,124,013
Ryanair Holdings PLC sponsored ADR (a)	521,110	29,019,313
Southwest Airlines Co.	1,715,587	57,523,632
		103,666,958
Railroads - 0.2%
Canadian National Railway Co.	93,500	2,765,959
Canadian Pacific Ltd.	256,500	7,314,151
CSX Corp.	16,200	420,188
Union Pacific Corp.	118,400	6,008,800
		16,509,098
Trucking & Freight - 1.0%
C.H. Robinson Worldwide, Inc.	910,100	28,611,269
Exel PLC	1,855,280	26,310,839
Expeditors International of Washington, Inc.	431,650	23,174,209
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - continued
M.S. Carriers, Inc. (a)	3,800	$ 124,450
Swift Transportation Co., Inc. (a)	1,010,400	20,018,550
		98,239,317
TOTAL TRANSPORTATION		218,415,373
UTILITIES - 2.8%
Cellular - 0.3%
AT&T Corp. - Wireless Group	746,700	12,927,244
Nextel Communications, Inc. Class A (a)	102,200	2,529,450
NTT DoCoMo, Inc.	933	16,070,736
Sonera Corp.	238,900	4,343,115
		35,870,545
Electric Utility - 2.0%
AES Corp. (a)	430,560	23,842,260
Ameren Corp.	39,000	1,806,188
American Electric Power Co., Inc.	453,120	21,070,080
Cinergy Corp.	54,500	1,914,313
Dominion Resources, Inc.	500	33,500
Duke Energy Corp.	295,500	25,191,375
Entergy Corp.	140,270	5,935,174
Exelon Corp.	486,700	34,171,207
FPL Group, Inc.	303,200	21,754,600
GPU, Inc.	140,300	5,164,794
National Grid Group PLC	1,159,900	10,536,170
NiSource, Inc.	147,300	4,529,475
Progress Energy, Inc.	143,600	7,063,325
Public Service Enterprise Group, Inc.	34,200	1,662,975
Southern Co.	784,590	26,087,618
Utilicorp United, Inc.	171,200	5,307,200
Wisconsin Energy Corp.	13,200	297,825
		196,368,079
Gas - 0.3%
Dynegy, Inc. Class A	294,442	16,507,155
Enron Corp.	89,200	7,414,750
Sempra Energy	60,500	1,406,625
Westcoast Energy, Inc.	32,300	779,923
		26,108,453
Telephone Services - 0.2%
BellSouth Corp.	212,700	8,707,406
KPNQwest NV (a)	288,000	5,454,000
Qwest Communications International, Inc. (a)	189,439	7,766,999
		21,928,405
TOTAL UTILITIES		280,275,482
TOTAL COMMON STOCKS (Cost $7,095,091,997)		8,581,230,804
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (f)	Value (Note 1)
FINANCE - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (d) (Cost $798,761)	-	GBP	704,573	$ 872,983
U.S. Treasury Obligations - 2.6%

U.S. Treasury Bills, yield at date of purchase 5.97% to 6.2% 1/11/01 to 3/1/01 (e)	-		5,200,000	5,174,202
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa		22,500,000	22,310,100
6.125% 11/15/27	Aaa		63,000,000	67,735,080
6.375% 8/15/27	Aaa		66,000,000	73,095,000
6.5% 11/15/26	Aaa		20,000,000	22,462,400
6.75% 8/15/26	Aaa		9,900,000	11,456,181
6.875% 8/15/25	Aaa		36,500,000	42,699,160
7.625% 2/15/25	Aaa		9,500,000	12,042,770
TOTAL U.S. TREASURY OBLIGATIONS (Cost $239,068,582)				256,974,893
Cash Equivalents - 10.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	962,133,447	962,133,447
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	60,116,350	60,116,350
TOTAL CASH EQUIVALENTS (Cost $1,022,249,797)		1,022,249,797
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $8,357,209,137)		9,861,328,477
NET OTHER ASSETS - (0.2)%		(17,223,328)
NET ASSETS - 100%		$ 9,844,105,149
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
177 S&P 500 Stock Index Contracts	March 2001	$ 59,073,750	$ (458,688)

The face value of futures purchased as a percentage of net assets - 0.6%
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ 14,233,121	$ -	$ -
PJ America, Inc.	-	-	-	3,235,706
TOTALS	$ -	$ 14,233,121	$ -	$ 3,235,706
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $2,977,123.
(f) Principal amounts are stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $16,356,927,770 and $16,251,368,358, respectively, of which long-term U.S. government and government obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,066,432,211 and $1,022,745,140, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $776,911 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $57,623,819. The fund received cash collateral of $60,116,350 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
United Kingdom	3.2
Canada	3.0
Japan	1.3
Ireland	1.0
Others (individually less than 1%)	2.4
100.0%
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $8,451,680,345. Net unrealized appreciation aggregated $1,409,648,132, of which $1,737,634,466 related to appreciated investment securities and $327,986,334 related to depreciated investment securities.

The fund hereby designates approximately $893,502,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $8,357,209,137) - See accompanying schedule		$ 9,861,328,477
Cash		1,570,305
Foreign currency held at value (cost $466,283)		481,634
Receivable for investments sold		70,818,949
Receivable for fund shares sold		4,091,178
Dividends receivable		4,554,019
Interest receivable		9,965,096
Other receivables		957,321
Total assets		9,953,766,979
Liabilities
Payable for investments purchased	$ 35,043,513
Payable for fund shares redeemed	9,148,016
Accrued management fee	4,655,164
Distribution fees payable	116,793
Payable for daily variation on futures contracts	702,159
Other payables and accrued expenses	349,514
Collateral on securities loaned, at value	60,116,350
Total liabilities		110,131,509
Net Assets		$ 9,843,635,470
Net Assets consist of:
Paid in capital		$ 8,146,007,632
Undistributed net investment income		67,012,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		126,987,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,503,627,659
Net Assets		$ 9,843,635,470
Initial Class: Net Asset Value, offering price and redemption price per share ($8,516,463,560 ÷ 358,659,377 shares)		$23.75
Service Class: Net Asset Value, offering price and redemption price per share ($1,245,221,785 ÷ 52,598,283 shares)		$23.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($81,950,125 ÷ 3,466,103 shares)		$23.64

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 57,763,028
Interest		73,495,950
Security lending		2,129,917
Total income		133,388,895
Expenses
Management fee	$ 57,891,721
Transfer agent fees	6,603,056
Distribution fees	1,153,036
Accounting and security lending fees	898,738
Non-interested trustees' compensation	33,997
Custodian fees and expenses	549,586
Registration fees	43,475
Audit	57,874
Legal	78,894
Miscellaneous	297,080
Total expenses before reductions	67,607,457
Expense reductions	(2,536,189)	65,071,268
Net investment income		68,317,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($6,736,275) on sales of investments in affiliated issuers)	209,183,963
Foreign currency transactions	(152,560)
Futures contracts	(4,181,856)	204,849,547
Change in net unrealized appreciation (depreciation) on:
Investment securities	(961,770,464)
Assets and liabilities in foreign currencies	(31,647)
Futures contracts	(468,165)	(962,270,276)
Net gain (loss)		(757,420,729)
Net increase (decrease) in net assets resulting from operations		$ (689,103,102)
Other Information Expense reductions Directed brokerage arrangements		$ 2,524,248
Custodian credits		11,941
		$ 2,536,189

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 68,317,627	$ 37,064,074
Net realized gain (loss)	204,849,547	1,238,554,251
Change in net unrealized appreciation (depreciation)	(962,270,276)	533,893,873
Net increase (decrease) in net assets resulting from operations	(689,103,102)	1,809,512,198
Distributions to shareholders From net investment income	(35,814,293)	(32,779,255)
From net realized gain	(1,235,476,968)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	2,023,685,153	1,702,847,259
Total increase (decrease) in net assets	63,290,790	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $67,012,238 and $34,775,260, respectively)	$ 9,843,635,470	$ 9,780,344,680

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	53,448,851	$ 1,355,965,735	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(49,325,329)	(1,240,820,402)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	49,776,856	$ 1,277,022,677	47,451,606	$ 1,182,789,864
Service Class Sold	24,126,050	$ 612,579,539	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,237	291,308	6,968,091
Redeemed	(2,471,479)	(61,156,455)	(669,866)	(17,161,230)
Net increase (decrease)	25,960,446	$ 660,792,321	20,390,180	$ 520,057,395
Service Class 2 A Sold	3,591,561	$ 88,871,209
Reinvested	1,759	44,679
Redeemed	(127,217)	(3,045,733)
Net increase (decrease)	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 32,731,929		$ 31,943,084
Service Class		3,081,105		836,171
Service Class 2 A		1,259		-
Total		$ 35,814,293		$ 32,779,255
From net realized gain Initial Class		$ 1,129,145,416		$ 234,249,282
Service Class		106,288,132		6,131,920
Service Class 2 A		43,420		-
Total		$ 1,235,476,968		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Income from Investment Operations
Net investment income	.17 D	.12 D	.13 D	.16 D	.14
Net realized and unrealized gain (loss)	(1.84)	5.59	5.54	3.73	2.76
Total from investment operations	(1.67)	5.71	5.67	3.89	2.90
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	(.37)	(.13)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)
Net asset value, end of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Total Return B, C	(6.58)%	24.25%	29.98%	24.14%	21.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103
Ratio of expenses to average net assets	.66%	.67%	.70%	.71%	.74%
Ratio of expenses to average net assets after expense reductions	.63% F	.65% F	.66% F	.68% F	.71% F
Ratio of net investment income to average net assets	.69%	.48%	.62%	.90%	1.33%
Portfolio turnover rate	177%	172%	201%	142%	178%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income D	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C	(6.71)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76%	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.59%	.37%	.53%	1.14% A
Portfolio turnover rate	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.93)
Total from investment operations	(.83)
Less Distributions
From net investment income	(.11) G
From net realized gain	(3.62) G
Total distributions	(3.73)
Net asset value, end of period	$ 23.64
Total Return B, C	(3.86)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 81,950
Ratio of expenses to average net assets	.92% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income to average net assets	.43% A
Portfolio turnover rate	177%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class share will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
RJ Reynolds Tobacco Holdings, Inc.	8.4
Nokia AB sponsored ADR	6.4
Philip Morris Companies, Inc.	5.0
Juniper Networks, Inc.	5.0
Redback Networks, Inc.	3.6
28.4
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	42.9
Health	17.9
Nondurables	17.0
Finance	8.6
Industrial Machinery & Equipment	4.2
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	99.9%
Short-Term Investments and Net Other Assets	0.1%

* Foreign investments	8.7%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. From its inception on September 25, 2000, through December 31, 2000, the fund's return fell short of its benchmark, the Standard & Poor's 500 Index, which returned -7.98% during the same time frame.

Q. What factors caused the fund to underperform its index during the brief period?

A. Overweighting the technology sector, which suffered a sharp decline in prices during the fourth quarter of 2000, was the biggest factor affecting the fund's relative performance. Technology stocks were hurt by continued slowing in the domestic economy, a series of reports suggesting weaker corporate earnings growth, unforeseen oversupply in several industries such as semiconductors, and uncertainty surrounding the U.S. presidential election. However, my stock selection within the tech sector was relatively favorable. Not owning several underperforming first-tier technology names included in the index, such as Cisco Systems, Sun Microsystems and Microsoft, benefited the fund. But the gains made by those positive decisions were offset to some degree by my emphasis on emerging networking, data storage and wireless equipment manufacturers, such as Brocade Communications, Juniper Networks and BEA Systems, which held back performance as their stocks fell despite their fast growth rates. All told, stock selection in technology was roughly on par with the benchmark, but overweighting the sector dragged down the fund's return. Overall performance also was hurt by unfavorable stock selection relative to the index in the media and leisure, industrial equipment and health sectors.

Q. What strategies worked out well for the fund?

A. The fund's performance got a significant boost from my decision to overweight nondurables. Our large positions in Philip Morris and RJ Reynolds enhanced returns, as both rose briskly in the period after a long period of underperformance for both stocks. I couldn't ignore the positive fundamentals of tobacco stocks given their double-digit dividend yields, stock repurchase plans, free cash flow generation, and the possibility of potentially less onerous tobacco litigation going forward with a Republican presidency. An additional boost to performance came from my decision to remain underweighted in telephone utilities, a sector that generally was hurt by depleted pricing power.

Q. What stocks performed well?

A. Shares of Quintiles Transnational, a provider of information, technology and services to the pharmaceutical industry, performed well on positive sentiment surrounding its acquisition of Pharmacia's Stockholm clinical drug development unit. Smokeless tobacco and wine manufacturer UST performed well as a result of a new strategic business plan to accelerate earnings and the favorable outlook of a Republican presidency, which was seen as a positive influence on the tobacco industry. Similarly, the stock price of tobacco dealer DIMON hit a 52-week high in late December after it acquired the owner of its facilities in Greece.

Q. What stocks disappointed?

A. Shares of Internet security provider VeriSign, which benefits from the registration of existing domain names ending in .com, .org and .net, suffered from a decision by the Internet Corporation for Assigned Names and Numbers to add seven more domain names in 2001 - a move expected to increase competition for the company. I sold our entire position in the stock during the period. Elsewhere, global satellite television provider EchoStar, a significant competitor to cable TV, suffered from general weakness in the emerging telecommunications/media industry.

Q. Can you describe your investment strategy for this fund?

A. I look for companies with improving fundamentals, strong cash flow, increasing revenues and sustainable earnings growth rates, but with reasonable valuations. Most of the stocks owned by the fund will have market capitalizations - meaning the total value of all the outstanding shares of company stock - greater than $200 million. Most stocks also will be involved in a type of business that could act as a catalyst to propel stock performance during the course of the next six to 18 months. I utilize a bottom-up investment approach that stresses research and frequent company contact.

Q. What's your outlook?

A. I expect the market volatility to continue, as various equity sectors vie for market leadership. Within this investment climate, I think it will be difficult to outperform the S&P 500 index by simply owning a majority of technology stocks. Rather, I believe it will take a balanced mix of growth stocks of companies with strong fundamentals and consistent earnings growth across a variety of sectors to outperform the benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital appreciation

Start date: September 25, 2000

Size: as of December 31, 2000, more than
$2 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	100	$ 4,831
PPG Industries, Inc.	100	4,631
		9,462
DURABLES - 1.7%
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	100	12,050
Consumer Electronics - 1.0%
Gemstar-TV Guide International, Inc. (a)	600	27,675
Textiles & Apparel - 0.2%
Coach, Inc.	200	5,750
TOTAL DURABLES		45,475
FINANCE - 8.6%
Federal Sponsored Credit - 1.5%
Fannie Mae	200	17,350
Freddie Mac	300	20,663
		38,013
Insurance - 0.9%
XL Capital Ltd. Class A	260	22,718
Securities Industry - 6.2%
Charles Schwab Corp.	1,990	56,466
Merrill Lynch & Co., Inc.	820	55,914
Morgan Stanley Dean Witter & Co.	630	49,928
		162,308
TOTAL FINANCE		223,039
HEALTH - 17.9%
Drugs & Pharmaceuticals - 16.5%
Bristol-Myers Squibb Co.	530	39,187
Eli Lilly & Co.	170	15,821
Human Genome Sciences, Inc. (a)	650	45,053
Immunex Corp. (a)	1,900	77,188
Medarex, Inc. (a)	730	29,748
Medimmune, Inc. (a)	925	44,111
Merck & Co., Inc.	520	48,685
Millennium Pharmaceuticals, Inc. (a)	550	34,031
Quintiles Transnational Corp. (a)	3,600	75,375
Schering-Plough Corp.	380	21,565
		430,764
Medical Equipment & Supplies - 0.8%
Cardinal Health, Inc.	200	19,925
Medical Facilities Management - 0.6%
HEALTHSOUTH Corp. (a)	1,000	16,313
TOTAL HEALTH		467,002

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
Electrical Equipment - 4.0%
General Electric Co.	1,040	$ 49,855
Scientific-Atlanta, Inc.	1,620	52,751
		102,606
Pollution Control - 0.2%
Waste Management, Inc.	200	5,550
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		108,156
MEDIA & LEISURE - 3.2%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	1,990	45,273
Sirius Satellite Radio, Inc. (a)	600	17,963
		63,236
Entertainment - 0.8%
Celtic PLC (a)	5,170	13,352
Mandalay Resort Group (a)	350	7,678
		21,030
TOTAL MEDIA & LEISURE		84,266
NONDURABLES - 17.0%
Household Products - 0.2%
Colgate-Palmolive Co.	100	6,455
Tobacco - 16.8%
DIMON, Inc.	3,200	17,600
Philip Morris Companies, Inc.	2,970	130,680
RJ Reynolds Tobacco Holdings, Inc.	4,480	218,393
UST, Inc.	2,540	71,279
		437,952
TOTAL NONDURABLES		444,407
RETAIL & WHOLESALE - 3.1%
Apparel Stores - 1.0%
AnnTaylor Stores Corp. (a)	1,000	24,938
Drug Stores - 0.4%
Walgreen Co.	250	10,453
Retail & Wholesale, Miscellaneous - 1.7%
Bed Bath & Beyond, Inc. (a)	1,500	33,563
Staples, Inc. (a)	900	10,631
		44,194
TOTAL RETAIL & WHOLESALE		79,585
TECHNOLOGY - 42.9%
Communications Equipment - 10.5%
CIENA Corp. (a)	930	75,563
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	600	$ 31,687
Nokia AB sponsored ADR	3,800	165,300
		272,550
Computer Services & Software - 17.2%
At Home Corp. Series A (a)	4,000	22,125
BEA Systems, Inc. (a)	890	59,908
Check Point Software Technologies Ltd. (a)	350	46,747
Inktomi Corp. (a)	1,370	24,489
Keynote Systems, Inc. (a)	4,600	65,263
Openwave Systems, Inc. (a)	965	46,260
PeopleSoft, Inc. (a)	1,500	55,781
Redback Networks, Inc. (a)	2,300	94,300
VERITAS Software Corp. (a)	350	30,625
Vignette Corp. (a)	200	3,600
		449,098
Computers & Office Equipment - 9.1%
Brocade Communications Systems, Inc. (a)	780	71,614
Juniper Networks, Inc. (a)	1,030	129,844
Network Appliance, Inc. (a)	570	36,587
		238,045
Electronic Instruments - 3.1%
Applera Corp. - Applied Biosystems Group	100	9,406
KLA-Tencor Corp. (a)	600	20,213
Novellus Systems, Inc. (a)	600	21,563
PerkinElmer, Inc.	100	10,500
Teradyne, Inc. (a)	500	18,625
		80,307
Electronics - 3.0%
RF Micro Devices, Inc. (a)	1,000	27,438
Texas Instruments, Inc.	1,080	51,165
		78,603
TOTAL TECHNOLOGY		1,118,603
TRANSPORTATION - 0.1%
Air Transportation - 0.1%
Southwest Airlines Co.	100	3,353
UTILITIES - 0.8%
Telephone Services - 0.8%
Level 3 Communications, Inc. (a)	500	16,406
McLeodUSA, Inc. Class A (a)	300	4,238
		20,644
TOTAL COMMON STOCKS (Cost $2,709,622)		2,603,992
Cash Equivalents - 3.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $88,000)	$ 88,059	$ 88,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $2,797,622)		2,691,992
NET OTHER ASSETS - (3.3)%		(85,333)
NET ASSETS - 100%		$ 2,606,659
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,224,026 and $1,339,578, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $97 for the period.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,850,894. Net unrealized depreciation aggregated $158,902, of which $222,064 related to appreciated investment securities and $380,966 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $111,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $8,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $88,000) (cost $2,797,622) - See accompanying schedule		$ 2,691,992
Cash		559
Receivable for investments sold		55,282
Receivable for fund shares sold		2,634
Dividends receivable		4,016
Receivable from investment adviser for expense reductions		16,424
Total assets		2,770,907
Liabilities
Payable for investments purchased	$ 133,594
Payable for fund shares redeemed	15
Distribution fees payable	336
Other payables and accrued expenses	30,303
Total liabilities		164,248
Net Assets		$ 2,606,659
Net Assets consist of:
Paid in capital		$ 2,885,851
Undistributed net investment income		1,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(174,826)
Net unrealized appreciation (depreciation) on investments		(105,630)
Net Assets		$ 2,606,659
Initial Class: Net Asset Value, offering price and redemption price per share ($255,754 ÷ 30,001 shares)		$8.52
Service Class: Net Asset Value, offering price and redemption price per share ($802,288 ÷ 94,131 shares)		$8.52
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,548,617 ÷ 181,778 shares)		$8.52

Statement of Operations

	September 25, 2000 (commencement of operations) to December 31, 2000
Investment Income Dividends		$ 5,398
Interest		3,431
Total income		8,829
Expenses
Management fee	$ 2,628
Transfer agent fees	1,131
Distribution fees	714
Accounting fees and expenses	16,000
Non-interested trustees' compensation	1
Custodian fees and expenses	2,517
Registration fees	721
Audit	23,000
Total expenses before reductions	46,712
Expense reductions	(39,273)	7,439
Net investment income		1,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,826)
Foreign currency transactions	(124)	(174,950)
Change in net unrealized appreciation (depreciation) on investment securities		(105,630)
Net gain (loss)		(280,580)
Net increase (decrease) in net assets resulting from operations		$ (279,190)
Other Information Expense reductions FMR reimbursement:
Initial Class		$ 6,371
Service Class		13,870
Service Class 2		19,015
Directed brokerage arrangements		2
Custodian credits		15
		$ 39,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	September 25, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income	$ 1,390
Net realized gain (loss)	(174,950)
Change in net unrealized appreciation (depreciation)	(105,630)
Net increase (decrease) in net assets resulting from operations	(279,190)
Share transactions - net increase (decrease)	2,885,849
Total increase (decrease) in net assets	2,606,659
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,264)	$ 2,606,659

Other Information:	Year ended December 31, 2000 A
	Shares	Dollars
Share transactions Initial Class Sold	30,001	$ 300,008
Reinvested	-	-
Redeemed	-	-
Net increase (decrease)	30,001	$ 300,008
Service Class Sold	157,395	$ 1,497,499
Reinvested	-	-
Redeemed	(63,264)	(583,157)
Net increase (decrease)	94,131	$ 914,342
Service Class 2 Sold	182,014	$ 1,673,653
Reinvested	-	-
Redeemed	(236)	(2,154)
Net increase (decrease)	181,778	$ 1,671,499

A Share transactions are for the period September 25, 2000 (commencement of operations) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 256
Ratio of expenses to average net assets	1.50% A, F
Ratio of net investment income to average net assets	.47% A
Portfolio turnover rate	295% A

Financial Highlights - Service Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 802
Ratio of expenses to average net assets	1.60% A, F
Ratio of net investment income to average net assets	.36% A
Portfolio turnover rate	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	(1.48)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,549
Ratio of expenses to average net assets	1.75% A, F
Ratio of net investment income to average net assets	.21% A
Portfolio turnover rate	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Equity-Income - Initial Class	8.42%	13.51%	17.35%
Russell 3000® Value	8.04%	16.48%	17.29%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $49,524 - a 395.24% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,253 - a 392.53% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Citigroup, Inc.	4.2
Fannie Mae	3.9
Exxon Mobil Corp.	3.6
General Electric Co.	2.9
SBC Communications, Inc.	2.4
17.0
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	27.8
Energy	13.1
Utilities	9.7
Health	8.0
Industrial Machinery & Equipment	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	97.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	1.0%

* Foreign investments	6.9%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. The fund performed relatively well during a very challenging year for equities. For the 12-month period ending December 31, 2000, the fund outperformed the Russell 3000 Value Index, which returned 8.04%.

Q. What accounted for the fund's good performance relative to its benchmark?

A. The single most important factor was the performance of technology stocks. Throughout the year, the fund was underweighted in technology stocks relative to the Russell 3000 Value Index. In the early part of the year, technology stocks did well and the fund struggled. However, after the tech-heavy NASDAQ index peaked in March and began its long slide, the fund's lower concentration of technology stocks helped buffer it from the extreme volatility and negative performance of that sector. On the down side, the fund was underweighted in utility stocks, which, other than the telecommunications segment, had a great year as investors sought their relative safety.

Q. What strategy did you pursue during the year?

A. I generally followed my long-term strategy of searching for solid, attractively valued companies that deliver strong dividend yields. This strategy paid off. After several years of a market dominated by growth stocks, the economic tide turned and value stocks had their day. Many of our holdings benefited from this improving environment. The fund's sector weightings remained similar throughout the year, although I slightly increased our holdings in larger capitalization, dividend-paying technology companies later in the period. As technology stocks began to perform poorly, their valuations looked more attractive. I believed that there were some good long-term opportunities in this area, because technology has demonstrated faster earnings growth than other sectors. If I found stocks that looked cheap, I added them very selectively.

Q. Which stocks contributed to the fund's good performance?

A. The fund's financial holdings, representing the largest sector weighting in the portfolio, generally performed well. While they didn't really take off until late in the year - when the market reacted to a slowing economy and anticipated lower interest rates - these stocks still had a positive impact on the fund's return. After a tough year, Fannie Mae came back strong. A Congressional committee attempting to discontinue the U.S. government's implied guarantee of Fannie Mae's debt finally resolved the issue, leaving the government's line of credit intact. Growing expectations for lower interest rates late in the year gave Fannie Mae and many other financial stocks tremendous fourth quarter performance. Citigroup, the fund's largest holding, performed well, resulting from its subsidiary Salomon Smith Barney's strong revenues and lower anticipated interest rates. Bank of New York's stock also did well. The company's successful custody business helped its revenue growth and overall performance.

Q. What about disappointments?

A. BP Amoco projected lower-than-expected production growth over the next couple of years. Although the company's performance was good, it could not match the growth projections of its competitors, and its stock price dropped as investors sought better opportunities elsewhere. AT&T experienced lower earnings growth and, along with its competitors, was hurt by slowing business applications for telecommunications and data transmission resulting from overcapacity. I sold a portion of this stock from the portfolio. The fund's fourth-largest holding, General Electric, saw its stock price drop after years of strong performance, reflecting the market's skepticism about GE's ability to continue to grow at previous levels and its valuation, which was among the highest in industrial America.

Q. What's your outlook, Steve?

A. I'm a bit more optimistic than I've been in the recent past. Although it's becoming increasingly clear that the economy is slowing - which could hurt corporate earnings in 2001 - the good news is that as the economy weakens, the Federal Reserve Board will be more likely to cut interest rates aggressively. In addition, the new Bush Administration brings with it a push for major tax cuts as part of its overall policy package, which could help to stimulate the economy. From my perspective, these signs point to potential good news for value investing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2000, more than $10.6 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.9%
Aerospace & Defense - 3.3%
Boeing Co.	895,200	$ 59,083,200
Honeywell International, Inc.	1,758,825	83,214,408
Lockheed Martin Corp.	177,300	6,019,335
Rockwell International Corp.	592,100	28,198,763
Textron, Inc.	1,527,400	71,024,100
United Technologies Corp.	1,318,600	103,674,925
		351,214,731
Defense Electronics - 0.2%
Raytheon Co. Class B	780,200	24,234,963
Ship Building & Repair - 0.4%
General Dynamics Corp.	505,700	39,444,600
TOTAL AEROSPACE & DEFENSE		414,894,294
BASIC INDUSTRIES - 6.2%
Chemicals & Plastics - 3.1%
Arch Chemicals, Inc.	292,600	5,193,650
Celanese AG	151,110	2,754,242
Crompton Corp.	1,090,651	11,451,836
Dow Chemical Co.	820,200	30,039,825
E.I. du Pont de Nemours and Co.	970,249	46,875,155
Engelhard Corp.	196,800	4,009,800
Great Lakes Chemical Corp.	1,060,100	39,422,469
Hercules Trust II unit	15,700	8,556,500
Hercules, Inc.	649,700	12,384,906
IMC Global, Inc.	1,626,800	25,317,075
Millennium Chemicals, Inc.	749,200	13,579,250
Newell Rubbermaid, Inc.	473,667	10,775,924
Olin Corp.	712,700	15,768,488
PolyOne Corp.	979,200	5,752,800
Praxair, Inc.	1,203,612	53,410,283
Solutia, Inc.	1,690,200	20,282,400
Union Carbide Corp.	376,200	20,244,263
		325,818,866
Iron & Steel - 0.4%
Allegheny Technologies, Inc.	419,150	6,654,006
Dofasco, Inc.	749,800	10,052,681
Nucor Corp.	628,100	24,927,719
		41,634,406
Metals & Mining - 1.0%
Alcoa, Inc.	2,261,316	75,754,086
Phelps Dodge Corp.	556,500	31,059,656
Ryerson Tull, Inc.	639,923	5,279,365
		112,093,107
Packaging & Containers - 0.2%
Ball Corp.	432,843	19,937,831
Paper & Forest Products - 1.5%
Bowater, Inc.	798,600	45,021,075
Georgia-Pacific Group	1,188,700	36,998,288
International Paper Co.	199,200	8,129,850

	Shares	Value (Note 1)
Kimberly-Clark Corp.	539,400	$ 38,130,186
Smurfit-Stone Container Corp. (a)	755,400	11,283,788
Weyerhaeuser Co.	469,900	23,847,425
		163,410,612
TOTAL BASIC INDUSTRIES		662,894,822
CONSTRUCTION & REAL ESTATE - 1.5%
Building Materials - 0.5%
Fortune Brands, Inc.	805,700	24,171,000
Masco Corp.	1,265,800	32,515,238
		56,686,238
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	139,900	5,202,531
Crescent Real Estate Equities Co.	810,400	18,031,400
Duke-Weeks Realty Corp.	434,622	10,702,567
Equity Office Properties Trust	524,500	17,111,813
Equity Residential Properties Trust (SBI)	649,500	35,925,469
Public Storage, Inc.	609,700	14,823,331
		101,797,111
TOTAL CONSTRUCTION & REAL ESTATE		158,483,349
DURABLES - 2.1%
Autos, Tires, & Accessories - 0.9%
AutoNation, Inc.	642,800	3,856,800
Eaton Corp.	428,300	32,202,806
Johnson Controls, Inc.	333,600	17,347,200
Navistar International Corp. (a)	387,600	10,150,275
Pep Boys-Manny, Moe & Jack	662,100	2,400,113
TRW, Inc.	801,700	31,065,875
		97,023,069
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	451,600	54,417,800
Snap-On, Inc.	1,102,000	30,718,250
		85,136,050
Consumer Electronics - 0.3%
Black & Decker Corp.	288,800	11,335,400
Maytag Corp.	248,120	8,017,378
Whirlpool Corp.	137,100	6,537,956
		25,890,734
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	12,946,245
TOTAL DURABLES		220,996,098
ENERGY - 13.1%
Energy Services - 1.8%
Baker Hughes, Inc.	1,695,400	70,465,063
Halliburton Co.	2,882,900	104,505,125
Schlumberger Ltd. (NY Shares)	215,400	17,218,538
		192,188,726
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 11.3%
Anadarko Petroleum Corp.	361,302	$ 25,681,346
BP Amoco PLC sponsored ADR	3,400,742	162,810,523
Burlington Resources, Inc.	693,300	35,011,650
Chevron Corp.	1,280,171	108,094,439
Conoco, Inc.:
Class A	788,400	22,567,950
Class B	2,354,415	68,130,884
Devon Energy Corp.	293,965	17,923,025
Exxon Mobil Corp.	4,402,718	382,761,296
Petroleo Brasileiro SA Petrobras sponsored ADR (a)	134,700	3,401,175
Royal Dutch Petroleum Co. (NY Shares)	1,840,400	111,459,225
TotalFinaElf SA:
Class B	448,000	65,127,998
sponsored ADR	2,183,396	158,705,597
USX - Marathon Group	1,621,100	44,985,525
		1,206,660,633
TOTAL ENERGY		1,398,849,359
FINANCE - 27.4%
Banks - 11.2%
Bank of America Corp.	2,658,090	121,939,879
Bank of New York Co., Inc.	3,166,200	174,734,663
Bank One Corp.	2,532,138	92,739,554
Chase Manhattan Corp.	3,758,050	170,756,397
Comerica, Inc.	1,601,800	95,106,875
Firstar Corp.	1,151,600	26,774,700
FleetBoston Financial Corp.	1,533,300	57,594,581
Mellon Financial Corp.	2,266,900	111,503,144
National Bank of Canada	1,025,336	18,192,328
PNC Financial Services Group, Inc.	457,500	33,426,094
U.S. Bancorp	2,928,094	85,463,744
Wells Fargo & Co.	3,612,000	201,143,250
		1,189,375,209
Credit & Other Finance - 6.9%
American Express Co.	2,643,416	145,222,667
Citigroup, Inc.	8,878,420	453,354,281
Household International, Inc.	2,527,647	139,020,585
		737,597,533
Federal Sponsored Credit - 4.4%
Fannie Mae	4,762,300	413,129,525
Freddie Mac	851,500	58,647,063
		471,776,588
Insurance - 3.4%
ACE Ltd.	1,474,100	62,557,119

	Shares	Value (Note 1)
Allstate Corp.	596,300	$ 25,976,319
American International Group, Inc.	473,850	46,703,841
Conseco, Inc.	340,400	4,489,025
Hartford Financial Services Group, Inc.	1,691,600	119,469,250
Highlands Insurance Group, Inc. (a)	371,100	3,339,900
The Chubb Corp.	382,500	33,086,250
The St. Paul Companies, Inc.	323,500	17,570,094
UnumProvident Corp.	1,089,800	29,288,375
XL Capital Ltd. Class A	222,600	19,449,675
		361,929,848
Savings & Loans - 0.2%
TCF Financial Corp.	232,200	10,347,413
Washington Mutual, Inc.	222,600	11,811,713
		22,159,126
Securities Industry - 1.3%
Brascan Corp. Class A (ltd. vtg.)	2,699,800	39,528,155
Morgan Stanley Dean Witter & Co.	883,700	70,033,225
Nomura Securities Co. Ltd.	1,392,000	25,011,455
		134,572,835
TOTAL FINANCE		2,917,411,139
HEALTH - 8.0%
Drugs & Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	2,674,200	197,723,663
Eli Lilly & Co.	2,053,000	191,057,313
Merck & Co., Inc.	1,595,700	149,397,413
Schering-Plough Corp.	2,129,530	120,850,828
		659,029,217
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	1,312,100	63,554,844
Becton, Dickinson & Co.	680,800	23,572,700
Cardinal Health, Inc.	481,100	47,929,588
		135,057,132
Medical Facilities Management - 0.5%
HCA - The Healthcare Co.	1,261,950	55,538,420
TOTAL HEALTH		849,624,769
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
Electrical Equipment - 2.9%
General Electric Co.	6,411,400	307,346,488
Industrial Machinery & Equipment - 4.0%
Caterpillar, Inc.	1,191,100	56,353,919
CNH Global NV	506,200	4,365,975
Deere & Co.	1,258,250	57,643,578
Illinois Tool Works, Inc.	514,400	30,638,950
Ingersoll-Rand Co.	799,500	33,479,063
Kennametal, Inc.	507,726	14,787,520
Parker-Hannifin Corp.	1,047,700	46,229,763
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - continued
Pentair, Inc.	236,600	$ 5,722,763
Tyco International Ltd.	3,126,846	173,539,953
		422,761,484
Pollution Control - 0.1%
Republic Services, Inc. (a)	665,500	11,438,281
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		741,546,253
MEDIA & LEISURE - 4.1%
Broadcasting - 0.3%
Clear Channel Communications, Inc. (a)	401,600	19,452,500
Time Warner, Inc.	257,854	13,470,293
		32,922,793
Entertainment - 2.4%
Fox Entertainment Group, Inc. Class A (a)	1,227,000	21,932,625
Mandalay Resort Group (a)	793,600	17,409,600
MGM Mirage, Inc.	851,970	24,014,904
Park Place Entertainment Corp. (a)	536,500	6,404,469
Six Flags, Inc. (a)	592,000	10,175,000
Viacom, Inc. Class B (non-vtg.) (a)	3,127,118	146,192,767
Walt Disney Co.	1,064,300	30,798,181
		256,927,546
Lodging & Gaming - 0.5%
Harrah's Entertainment, Inc. (a)	520,200	13,720,275
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	35,862,680
		49,582,955
Publishing - 0.4%
Reader's Digest Association, Inc. Class A (non-vtg.)	953,200	37,293,950
Tribune Co.	109,700	4,634,825
		41,928,775
Restaurants - 0.5%
McDonald's Corp.	1,562,400	53,121,600
TOTAL MEDIA & LEISURE		434,483,669
NONDURABLES - 3.7%
Beverages - 0.0%
Brown-Forman Corp. Class B (non-vtg.)	57,200	3,803,800
Foods - 0.1%
H.J. Heinz Co.	182,800	8,671,575
Household Products - 2.0%
Avon Products, Inc.	915,600	43,834,350
Clorox Co.	515,400	18,296,700
Dial Corp.	712,800	7,840,800
Gillette Co.	1,280,100	46,243,613
Procter & Gamble Co.	796,100	62,444,094
Unilever PLC	4,312,914	37,266,272
		215,925,829

	Shares	Value (Note 1)
Tobacco - 1.6%
Philip Morris Companies, Inc.	3,741,200	$ 164,612,800
TOTAL NONDURABLES		393,014,004
PRECIOUS METALS - 0.0%
Newmont Mining Corp.	175,500	2,994,469
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 1.1%
Charming Shoppes, Inc. (a)	612,800	3,676,800
Gap, Inc.	1,414,800	36,077,400
The Limited, Inc.	2,635,400	44,966,513
TJX Companies, Inc.	1,362,300	37,803,825
		122,524,538
General Merchandise Stores - 1.5%
Consolidated Stores Corp. (a)	2,020,156	21,464,160
Costco Wholesale Corp. (a)	392,490	15,675,069
Federated Department Stores, Inc. (a)	1,102,700	38,594,500
Target Corp.	1,804,300	58,188,675
Wal-Mart Stores, Inc.	503,400	26,743,125
		160,665,529
Retail & Wholesale, Miscellaneous - 0.4%
Staples, Inc. (a)	3,179,262	37,555,032
TOTAL RETAIL & WHOLESALE		320,745,099
SERVICES - 0.8%
Printing - 0.2%
New England Business Service, Inc.	207,200	3,781,400
R.R. Donnelley & Sons Co.	535,300	14,453,100
		18,234,500
Services - 0.6%
H&R Block, Inc.	1,073,800	44,428,475
Per-Se Technologies, Inc. (a)	9,540	33,241
Per-Se Technologies, Inc. warrants 7/8/03 (a)	12,807	0
Viad Corp.	775,800	17,843,400
		62,305,116
TOTAL SERVICES		80,539,616
TECHNOLOGY - 4.4%
Computer Services & Software - 1.7%
Ceridian Corp. (a)	369,700	7,370,894
Computer Associates International, Inc.	610,900	11,912,550
Computer Sciences Corp. (a)	302,000	18,157,750
Electronic Data Systems Corp.	188,700	10,897,425
IMS Health, Inc.	1,368,800	36,957,600
Microsoft Corp. (a)	786,400	34,110,100
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
NCR Corp. (a)	551,100	$ 27,072,788
Unisys Corp. (a)	2,059,717	30,123,361
		176,602,468
Computers & Office Equipment - 1.8%
Compaq Computer Corp.	2,156,200	32,450,810
Hewlett-Packard Co.	1,418,800	44,780,875
International Business Machines Corp.	767,500	65,237,500
Pitney Bowes, Inc.	1,582,000	52,403,750
		194,872,935
Electronic Instruments - 0.4%
Teradyne, Inc. (a)	177,200	6,600,700
Thermo Electron Corp. (a)	1,295,400	38,538,150
		45,138,850
Electronics - 0.5%
Intel Corp.	589,300	17,715,831
Motorola, Inc.	1,748,500	35,407,125
		53,122,956
TOTAL TECHNOLOGY		469,737,209
TRANSPORTATION - 1.2%
Railroads - 1.2%
Burlington Northern Santa Fe Corp.	2,998,700	84,900,694
CSX Corp.	559,200	14,504,250
Norfolk Southern Corp.	312,200	4,156,163
Union Pacific Corp.	528,900	26,841,675
		130,402,782
UTILITIES - 8.8%
Cellular - 0.1%
AT&T Corp. - Wireless Group	511,900	8,862,269
Electric Utility - 2.9%
Allegheny Energy, Inc.	783,300	37,745,269
American Electric Power Co., Inc.	997,100	46,365,150
Cinergy Corp.	415,000	14,576,875
DPL, Inc.	168,354	5,587,248
Entergy Corp.	2,533,600	107,202,950
IPALCO Enterprises, Inc.	444,200	10,744,088
Niagara Mohawk Holdings, Inc. (a)	1,682,100	28,070,044
PG&E Corp.	968,978	19,379,560
SCANA Corp.	271,500	8,026,219
Southern Co.	1,054,600	35,065,450
		312,762,853
Telephone Services - 5.8%
AT&T Corp.	2,712,921	46,967,445
BellSouth Corp.	3,134,999	128,339,022
Qwest Communications International, Inc. (a)	1,029,860	42,224,260
SBC Communications, Inc.	5,353,193	255,614,966

	Shares	Value (Note 1)
Verizon Communications	2,592,502	$ 129,949,163
WorldCom, Inc. (a)	785,416	11,044,905
		614,139,761
TOTAL UTILITIES		935,764,883
TOTAL COMMON STOCKS (Cost $7,357,055,539)		10,132,381,814
Preferred Stocks - 2.4%

Convertible Preferred Stocks - 2.3%
BASIC INDUSTRIES - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	10,993,500
FINANCE - 0.3%
Insurance - 0.3%
ACE Ltd. $4.125 PRIDES	225,800	19,418,800
MetLife, Inc. $4.00	116,400	12,731,250
		32,150,050
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	530,100	10,537,328
MEDIA & LEISURE - 0.8%
Broadcasting - 0.4%
Cox Communications, Inc.:
$2.27 PRIDES	92,800	5,231,600
$6.858 PRIZES	154,200	7,787,100
MediaOne Group, Inc. (Vodafone Group PLC):
$3.04 PIES	317,100	11,415,600
$3.63 PIES	213,500	17,293,500
		41,727,800
Entertainment - 0.3%
Seagram Co. Ltd. $3.76 ACES	401,700	20,863,495
Six Flags, Inc. $4.05 PIES	273,300	9,633,825
		30,497,320
Publishing - 0.1%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	464,700	15,974,063
TOTAL MEDIA & LEISURE		88,199,183
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Continental Airlines Capital Trust $3.00 (d)	111,200	5,754,600
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
TRANSPORTATION - continued
Railroads - 0.3%
Union Pacific Capital Trust:
$3.125	403,200	$ 18,547,200
$3.125 TIDES (d)	384,500	17,687,000
		36,234,200
TOTAL TRANSPORTATION		41,988,800
UTILITIES - 0.6%
Electric Utility - 0.5%
Dominion Resources, Inc. $4.75 PIES	223,200	14,145,300
NiSource, Inc. $3.875 PIES	299,300	16,087,375
TXU Corp. $1.6575	398,400	17,181,000
		47,413,675
Gas - 0.1%
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	297,100	14,242,380
TOTAL UTILITIES		61,656,055
TOTAL CONVERTIBLE PREFERRED STOCKS		245,524,916
Nonconvertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	41,922	4,359,888
Publishing - 0.0%
PRIMEDIA, Inc.:
Series D, $10.00	12,200	1,000,400
Series H, $8.625	8,948	680,048
		1,680,448
TOTAL MEDIA & LEISURE		6,040,336
TOTAL PREFERRED STOCKS (Cost $233,337,186)		251,565,252
Corporate Bonds - 1.4%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.1%
CONSTRUCTION & REAL ESTATE - 0.4%
Real Estate Investment Trusts - 0.4%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 27,685,000	39,537,641

Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
FINANCE - 0.1%
Credit & Other Finance - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (d)	-	$ 3,680,000	$ 3,691,500
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,745,925
TOTAL FINANCE			8,437,425
MEDIA & LEISURE - 0.4%
Broadcasting - 0.1%
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	10,020,220
Publishing - 0.3%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13	Baa3	42,720,000	28,430,587
TOTAL MEDIA & LEISURE			38,450,807
TECHNOLOGY - 0.1%
Computers & Office Equipment - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	5,797,500
Electronics - 0.0%
Vitesse Semiconductor Corp. 4% 3/15/05 (d)	B2	6,720,000	5,342,400
TOTAL TECHNOLOGY			11,139,900
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (d)	B1	13,390,000	9,691,013
5.25% 1/15/10	B1	6,710,000	4,856,363
			14,547,376
TOTAL CONVERTIBLE BONDS			112,113,149
Nonconvertible Bonds - 0.3%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. Series B, 9.875% 5/1/07	Ba3	840,000	810,600
CONSTRUCTION & REAL ESTATE - 0.0%
Building Materials - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	1,005,000	987,413
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	$ 1,520,000	$ 1,755,600
Oil & Gas - 0.0%
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2	1,305,000	1,337,625
TOTAL ENERGY			3,093,225
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	2,555,000	2,567,775
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
NTL Communications Corp. 11.5% 10/1/08	B3	3,835,000	3,374,800
Telewest PLC 11% 10/1/07	B1	2,765,000	2,412,463
UIH Australia/Pacific, Inc. Series D, 0% 5/15/06 (c)	B2	1,115,000	747,050
United Pan-Europe Communications NV:
10.875% 11/1/07	B2	2,380,000	1,511,300
10.875% 8/1/09	B2	315,000	201,600
			8,247,213
Entertainment - 0.0%
Mandalay Resort Group 10.25% 8/1/07	Ba3	1,065,000	1,051,688
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	840,000	705,600
TOTAL MEDIA & LEISURE			10,004,501
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
US Air, Inc. 9.625% 2/1/01	B3	1,670,000	1,657,475
UTILITIES - 0.2%
Cellular - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07 (d)	B3	1,245,000	1,226,325
Nextel Communications, Inc. 0% 10/31/07 (c)	B1	3,765,000	2,767,275
Nextel International, Inc. 0% 4/15/08 (c)	Caa1	1,340,000	670,000
Triton PCS, Inc. 0% 5/1/08 (c)	B3	2,955,000	2,334,450
			6,998,050

Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Electric Utility - 0.0%
AES Corp.:
8% 12/31/08	Ba1	$ 1,295,000	$ 1,223,775
9.375% 9/15/10	Ba1	1,430,000	1,462,175
			2,685,950
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	2,055,000	1,962,525
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	1,450,000	1,160,000
WinStar Communications, Inc.:
0% 4/15/10 (c)	B3	1,324,000	397,200
12.75% 4/15/10	B3	2,456,000	1,719,200
			5,238,925
TOTAL UTILITIES			14,922,925
TOTAL NONCONVERTIBLE BONDS			34,043,914
TOTAL CORPORATE BONDS (Cost $144,087,723)			146,157,063
Floating Rate Loans - 0.0%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (e)	Ba3	976,584	927,755
Tranche C term loan 9.6896% 7/21/07 (e)	Ba3	1,171,900	1,113,305
TOTAL FLOATING RATE LOANS (Cost $2,046,831)			2,041,060
Cash Equivalents - 1.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.53% (b)	126,947,992	$ 126,947,992
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	15,346,919	15,346,919
TOTAL CASH EQUIVALENTS (Cost $142,294,911)		142,294,911
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $7,878,822,190)		10,674,440,100
NET OTHER ASSETS - (0.3)%		(30,546,223)
NET ASSETS - 100%		$ 10,643,893,877
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,392,838 or 0.4% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,268,343,961 and $3,641,703,457.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $246,510 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $15,397,569. The fund received cash collateral of $15,346,919 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $19,514,648. The weighted average interest rate was 5.86%. Interest expense includes $171,586 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $14,160,227. The weighted average interest rate was 6.26%. Interest expense includes $54,174 paid under the bank borrowing program.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $7,883,159,048. Net unrealized appreciation aggregated $2,791,281,052, of which $3,380,095,602 related to appreciated investment securities and $588,814,550 related to depreciated investment securities.

The fund hereby designates approximately $633,113,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $7,878,822,190) - See accompanying schedule		$ 10,674,440,100
Receivable for investments sold		9,047,697
Receivable for fund shares sold		3,676,427
Dividends receivable		13,986,589
Interest receivable		3,349,214
Other receivables		570,715
Total assets		10,705,070,742
Liabilities
Payable for investments purchased	$ 17,946,821
Payable for fund shares redeemed	22,958,212
Accrued management fee	4,127,613
Distribution fees payable	58,009
Other payables and accrued expenses	739,291
Collateral on securities loaned, at value	15,346,919
Total liabilities		61,176,865
Net Assets		$ 10,643,893,877
Net Assets consist of:
Paid in capital		$ 7,184,265,512
Undistributed net investment income		170,138,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		493,894,838
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,795,595,321
Net Assets		$ 10,643,893,877
Initial Class: Net Asset Value, offering price and redemption price per share ($9,969,085,690 ÷ 390,569,765 shares)		$25.52
Service Class: Net Asset Value, offering price and redemption price per share ($634,897,281 ÷ 24,945,018 shares)		$25.45
Service Class 2: Net Asset Value, offering price and redemption price per share ($39,910,906 ÷ 1,570,425 shares)		$25.41

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 213,036,339
Interest		15,875,287
Security lending		215,484
Total income		229,127,110
Expenses
Management fee	$ 48,818,761
Transfer agent fees	6,703,076
Distribution fees	533,743
Accounting and security lending fees	885,772
Non-interested trustees' compensation	47,328
Custodian fees and expenses	220,162
Registration fees	1,500
Audit	78,770
Legal	72,909
Interest	225,760
Miscellaneous	353,697
Total expenses before reductions	57,941,478
Expense reductions	(894,058)	57,047,420
Net investment income		172,079,690
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	500,349,106
Foreign currency transactions	(181,069)	500,168,037
Change in net unrealized appreciation (depreciation) on:
Investment securities	94,959,667
Assets and liabilities in foreign currencies	(33,079)	94,926,588
Net gain (loss)		595,094,625
Net increase (decrease) in net assets resulting from operations		$ 767,174,315
Other Information Expense reductions Directed brokerage arrangements		$ 885,385
Custodian credits		8,673
		$ 894,058

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 172,079,690	$ 185,905,580
Net realized gain (loss)	500,168,037	697,598,663
Change in net unrealized appreciation (depreciation)	94,926,588	(178,860,281)
Net increase (decrease) in net assets resulting from operations	767,174,315	704,643,962
Distributions to shareholders From net investment income	(187,986,087)	(170,985,891)
From net realized gain	(694,753,499)	(377,968,784)
Total distributions	(882,739,586)	(548,954,675)
Share transactions - net increase (decrease)	(692,163,922)	(339,122,770)
Total increase (decrease) in net assets	(807,729,193)	(183,433,483)
Net Assets
Beginning of period	11,451,623,070	11,635,056,553
End of period (including undistributed net investment income of $170,138,206 and $185,982,649, respectively)	$ 10,643,893,877	$ 11,451,623,070

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	45,973,673	$ 1,098,402,964	41,506,315	$ 1,076,558,536
Reinvested	38,143,296	847,544,035	22,601,688	537,468,103
Redeemed	(121,903,326)	(2,861,778,639)	(84,630,671)	(2,163,179,248)
Net increase (decrease)	(37,786,357)	$ (915,831,640)	(20,522,668)	$ (549,152,609)
Service Class Sold	9,905,652	$ 235,854,814	8,201,124	$ 211,555,674
Reinvested	1,585,963	35,176,653	483,645	11,486,572
Redeemed	(3,590,373)	(84,741,881)	(507,589)	(13,012,407)
Net increase (decrease)	7,901,242	$ 186,289,586	8,177,180	$ 210,029,839
Service Class 2 A Sold	1,666,464	$ 39,694,526
Reinvested	852	18,898
Redeemed	(96,891)	(2,335,292)
Net increase (decrease)	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 180,623,926		$ 167,408,106
Service Class		7,358,208		3,577,785
Service Class 2 A		3,953		-
Total		$ 187,986,087		$ 170,985,891
From net realized gain Initial Class		$ 666,920,109		$ 370,059,997
Service Class		27,818,445		7,908,787
Service Class 2 A		14,945		-
Total		$ 694,753,499		$ 377,968,784
		$ 882,739,586		$ 548,954,675

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27
Income from Investment Operations
Net investment income	.40 D	.41 D	.38 D	.36 D	.35
Net realized and unrealized gain (loss)	1.46	1.10	2.31	5.06	2.30
Total from investment operations	1.86	1.51	2.69	5.42	2.65
Less Distributions
From net investment income	(.44) G	(.38)	(.34)	(.36)	(.03)
From net realized gain	(1.61) G	(.84)	(1.21)	(1.81)	(.86)
Total distributions	(2.05)	(1.22)	(1.55)	(2.17)	(.89)
Net asset value, end of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Total Return B, C	8.42%	6.33%	11.63%	28.11%	14.28%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742	$ 6,961,090
Ratio of expenses to average net assets	.56%	.57%	.58%	.58%	.58%
Ratio of expenses to average net assets after expense reductions	.55% F	.56% F	.57% F	.57% F	.56% F
Ratio of net investment income to average net assets	1.68%	1.57%	1.58%	1.65%	1.97%
Portfolio turnover rate	22%	27%	28%	44%	186%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income D	.37	.38	.36	.05
Net realized and unrealized gain (loss)	1.46	1.11	2.31	.78
Total from investment operations	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.43) G	(.38)	(.34)	-
From net realized gain	(1.61) G	(.84)	(1.21)	-
Total distributions	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C	8.30%	6.25%	11.54%	3.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Ratio of expenses to average net assets	.66%	.67%	.68%	.68% A
Ratio of expenses to average net assets after expense reductions	.65% F	.66% F	.67% F	.65% A, F
Ratio of net investment income to average net assets	1.58%	1.47%	1.51%	1.63% A
Portfolio turnover rate	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 25.18
Income from Investment Operations
Net investment income D	.32
Net realized and unrealized gain (loss)	1.95
Total from investment operations	2.27
Less Distributions
From net investment income	(.43) G
From net realized gain	(1.61) G
Total distributions	(2.04)
Net asset value, end of period	$ 25.41
Total Return B, C	10.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 39,911
Ratio of expenses to average net assets	.83% A
Ratio of expenses to average net assets after expense reductions	.82% A, F
Ratio of net investment income to average net assets	1.41% A
Portfolio turnover rate	22%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Growth - Initial Class	-10.96%	19.31%	20.04%
Russell 3000 ® Growth Index	-22.42%	17.08%	16.85%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $62,135 - a 521.35% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,452 - a 374.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Pfizer, Inc.	4.9
General Electric Co.	3.4
Cisco Systems, Inc.	3.1
EMC Corp.	2.9
Microsoft Corp.	2.3
16.6
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	29.7
Health	20.2
Finance	9.6
Nondurables	7.9
Energy	6.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks 92.9%
Short-Term Investments and Net Other Assets 7.1%

* Foreign investments 7.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Jennifer Uhrig,
Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2000, the fund posted a higher return than that of its Russell 3000 Growth Index benchmark, which returned -22.42%.

Q. What factors helped the fund outperform the index?

A. The fund's underweighting in technology relative to the Russell 3000 index was a positive influence. Technology stocks could seemingly do no wrong throughout 1999, but finally succumbed to a severe pricing correction that began in March and deepened in November. As a result, technology stocks - as measured by the NASDAQ Composite Index - were down almost 40% for the year. Several of the fund's investments in both the health and finance sectors also contributed positively to performance.

Q. What was your strategy within the technology sector?

A. My approach changed a bit as the period evolved, mostly due to deteriorating fundamentals in the new economy sectors - including telecommunications, semiconductors and wireless - as well as weakened demand for personal computers. The fund's stake in leading chipmaker Intel - which is leveraged to both the semiconductor and PC markets - provided a good illustration of how quickly things changed. At the end of June 2000, Intel was the fund's second-best performer. At the close of this period, the stock was the fund's second-worst performer, mostly due to slowing PC demand, which hurt microchip orders. During the second half of the period, I became more selective and focused on companies that I felt would be new economy survivors. This led me to areas such as data storage, Internet software and optical networking companies. While the valuations for many of these stocks were still rich, I felt their long-term growth potential was encouraging.

Q. Health and finance stocks combined to account for just under 30% of the fund's investments at the end of the period. Where did you find opportunities?

A. Within the health sector, I was attracted to pharmaceutical, hospital and biotechnology stocks. The fund's investments in drug stocks such as Eli Lilly and Warner-Lambert - which was taken over by Pfizer - performed well as investors sought refuge from the technology correction. Hospital-related names that performed well included HCA Healthcare, Tenet Healthcare and Health Management Associates. I also ramped up the fund's exposure to biotechnology stocks, particularly those involved in genomics. Biotech stocks that fared well for the fund included Millennium Pharmaceuticals and Genentech. The big winners within the fund's finance portfolio during the period were property and casualty insurance stocks, which benefited from signs of better pricing within their industry. American International Group and XL Capital were among the fund's top-10 performers during the period.

Q. Which stocks proved disappointing during the period?

A. Not surprisingly, the fund's three worst performers were tied to the PC industry. Microsoft, Intel and Dell each suffered as PC demand softened. People seem pretty content with the systems and applications they're currently using and not many are choosing to upgrade. Other poor performers included large retailers Wal-Mart and Home Depot.

Q. What's your outlook?

A. It's pretty clear that the economy is slowing, and that should benefit growth stocks. Growth stocks typically grow faster in a sluggish economy than cyclical stocks. A lot of attention will be paid to Federal Reserve Board policy over the next few months. Rate cuts could expand price-to-earnings ratios for the fastest-growing technology stocks, as well as help the outlook for more economically sensitive companies within the tech sector. I'll also be keeping a close eye on valuations in the technology sector. I'm starting to see some better values, but I'd still like to see stock prices come down a little more before I overweight the technology sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2000, more than
$17.4 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
BFGoodrich Co.	1,542,600	$ 56,112,075
Boeing Co.	1,280,900	84,539,400
Textron, Inc.	154,600	7,188,900
United Technologies Corp.	767,380	60,335,253
TOTAL AEROSPACE & DEFENSE		208,175,628
BASIC INDUSTRIES - 1.7%
Chemicals & Plastics - 0.9%
Cytec Industries, Inc. (a)	273,800	10,934,888
Dow Chemical Co.	805,600	29,505,100
Georgia Gulf Corp.	253,800	4,330,463
Lyondell Chemical Co.	1,323,600	20,267,625
Pharmacia Corp.	1,448,100	88,334,100
		153,372,176
Metals & Mining - 0.1%
CommScope, Inc. (a)	1,266,100	20,969,781
Martin Marietta Materials, Inc.	143,900	6,086,970
		27,056,751
Paper & Forest Products - 0.7%
Kimberly-Clark Corp.	1,625,400	114,899,526
TOTAL BASIC INDUSTRIES		295,328,453
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	350,200	16,765,825
Construction - 0.1%
Massey Energy Corp.	583,770	7,443,068
Engineering - 0.1%
Stolt Offshore SA (a)	1,796,600	19,762,600
Stolt Offshore SA sponsored ADR (a)	206,050	2,215,038
		21,977,638
TOTAL CONSTRUCTION & REAL ESTATE		46,186,531
DURABLES - 1.2%
Autos, Tires, & Accessories - 0.4%
AutoZone, Inc. (a)	1,671,300	47,632,050
O'Reilly Automotive, Inc. (a)	1,209,600	32,356,800
		79,988,850
Consumer Electronics - 0.8%
Gemstar-TV Guide International, Inc. (a)	695,000	32,056,875
General Motors Corp. Class H	1,363,900	31,369,700
Maytag Corp.	817,300	26,409,006
Pioneer Corp.	190,000	5,066,888

	Shares	Value (Note 1)
Sanyo Electric Co. Ltd.	822,000	$ 6,827,840
Sony Corp.	512,300	35,604,852
		137,335,161
TOTAL DURABLES		217,324,011
ENERGY - 6.1%
Energy Services - 3.7%
Baker Hughes, Inc.	2,600,970	108,102,816
BJ Services Co. (a)	1,123,030	77,348,691
Coflexip SA sponsored ADR	928,500	58,379,438
Diamond Offshore Drilling, Inc.	113,800	4,552,000
ENSCO International, Inc.	720,500	24,542,031
Global Industries Ltd. (a)	1,904,900	26,073,319
Global Marine, Inc. (a)	22,900	649,788
R&B Falcon Corp. (a)	1,483,800	34,034,663
Santa Fe International Corp.	805,600	25,829,550
Schlumberger Ltd. (NY Shares)	1,170,400	93,558,850
Smith International, Inc. (a)	868,950	64,791,084
Transocean Sedco Forex, Inc.	921,300	42,379,800
Varco International, Inc. (a)	1,421,000	30,906,750
Weatherford International, Inc.	1,328,840	62,787,690
		653,936,470
Oil & Gas - 2.4%
Burlington Resources, Inc.	702,100	35,456,050
Exxon Mobil Corp.	2,276,900	197,947,994
Grant Prideco, Inc. (a)	1,711,440	37,544,715
National-Oilwell, Inc. (a)	1,691,900	65,455,381
Newfield Exploration Co. (a)	887,600	42,105,525
Noble Affiliates, Inc.	814,900	37,485,400
		415,995,065
TOTAL ENERGY		1,069,931,535
FINANCE - 9.6%
Banks - 1.2%
Bank One Corp.	5,429,990	198,873,384
Sumitomo Trust & Banking Ltd.	2,482,000	16,862,062
		215,735,446
Credit & Other Finance - 0.9%
American Express Co.	763,200	41,928,300
Citigroup, Inc.	2,186,710	111,658,879
		153,587,179
Federal Sponsored Credit - 1.9%
Fannie Mae	2,158,800	187,275,900
Freddie Mac	1,969,500	135,649,313
		322,925,213
Insurance - 3.9%
ACE Ltd.	1,502,900	63,779,319
AFLAC, Inc.	881,600	63,640,500
Allstate Corp.	711,500	30,994,719
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AMBAC Financial Group, Inc.	549,450	$ 32,039,803
American International Group, Inc.	1,551,446	152,914,396
Everest Re Group Ltd.	967,200	69,275,700
Hartford Financial Services Group, Inc.	816,550	57,668,844
The Chubb Corp.	668,000	57,782,000
The St. Paul Companies, Inc.	847,000	46,002,688
XL Capital Ltd. Class A	1,259,010	110,005,999
		684,103,968
Securities Industry - 1.7%
Charles Schwab Corp.	3,193,650	90,619,819
Daiwa Securities Group, Inc.	6,151,000	64,161,435
Nikko Securities Co. Ltd.	9,377,000	72,559,634
Nomura Securities Co. Ltd.	4,259,000	76,525,709
		303,866,597
TOTAL FINANCE		1,680,218,403
HEALTH - 20.2%
Drugs & Pharmaceuticals - 16.4%
Abgenix, Inc. (a)	821,542	48,522,324
Alkermes, Inc. (a)	1,152,700	36,165,963
Allergan, Inc.	842,300	81,545,169
American Home Products Corp.	2,111,700	134,198,535
Andrx Corp. - Andrx Group (a)	93,400	5,405,525
Bristol-Myers Squibb Co.	3,836,000	283,624,250
Cambridge Antibody Technology Group PLC (a)	658,096	37,331,417
Elan Corp. PLC sponsored ADR (a)	1,727,500	80,868,594
Eli Lilly & Co.	3,265,300	303,876,981
Exelixis, Inc.	306,800	4,486,950
Genentech, Inc. (a)	824,000	67,156,000
Geneva Proteomics (a)(c)	826,000	4,543,000
Human Genome Sciences, Inc. (a)	875,000	60,648,438
Medarex, Inc. (a)	978,400	39,869,800
Merck & Co., Inc.	3,938,760	368,766,405
Millennium Pharmaceuticals, Inc. (a)	1,449,480	89,686,575
Pfizer, Inc.	18,602,425	855,711,534
Protein Design Labs, Inc. (a)	463,700	40,283,938
Schering-Plough Corp.	4,817,370	273,385,748
Serono SA sponsored ADR (a)	717,100	17,165,581
Watson Pharmaceuticals, Inc. (a)	356,400	18,243,225
		2,851,485,952
Medical Equipment & Supplies - 2.4%
Cardinal Health, Inc.	1,307,500	130,259,687
Guidant Corp. (a)	898,900	48,484,419
Johnson & Johnson	971,800	102,099,738

	Shares	Value (Note 1)
McKesson HBOC, Inc.	1,581,600	$ 56,763,624
Medtronic, Inc.	1,438,900	86,873,588
		424,481,056
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	1,795,100	79,002,351
Health Management Associates, Inc. Class A (a)	2,865,300	59,454,975
HEALTHSOUTH Corp. (a)	2,273,300	37,083,206
Tenet Healthcare Corp.	1,611,600	71,615,475
		247,156,007
TOTAL HEALTH		3,523,123,015
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
Electrical Equipment - 3.4%
General Electric Co.	12,187,600	584,243,075
MEDIA & LEISURE - 4.5%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	2,907,780	39,436,766
Comcast Corp. Class A (special) (a)	2,405,300	100,421,275
Cox Communications, Inc. Class A (a)	1,266,800	58,985,375
Mediacom Communications Corp. Class A	765,500	13,157,031
NTL, Inc. (a)	647,594	15,501,781
Time Warner, Inc.	1,353,568	70,710,392
United Pan-Europe Communications NV sponsored ADR Class A (a)	1,703,400	17,885,700
UnitedGlobalCom, Inc. Class A (a)	928,200	12,646,725
		328,745,045
Entertainment - 0.8%
Fox Entertainment Group, Inc. Class A (a)	842,300	15,056,113
Viacom, Inc. Class B (non-vtg.) (a)	2,451,025	114,585,419
		129,641,532
Leisure Durables & Toys - 0.0%
Harley-Davidson, Inc.	72,900	2,897,775
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	1,464,600	38,628,825
Restaurants - 1.6%
Brinker International, Inc. (a)	1,844,100	77,913,225
Darden Restaurants, Inc.	2,838,500	64,930,688
McDonald's Corp.	3,098,000	105,332,000
Tricon Global Restaurants, Inc. (a)	999,300	32,976,900
		281,152,813
TOTAL MEDIA & LEISURE		781,065,990
NONDURABLES - 7.9%
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	2,404,400	45,683,600
Pepsi Bottling Group, Inc.	2,176,500	86,923,969
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Beverages - continued
The Coca-Cola Co.	4,773,100	$ 290,860,781
Whitman Corp.	492,600	8,066,325
		431,534,675
Foods - 1.1%
American Italian Pasta Co. Class A (a)	557,000	14,934,563
PepsiCo, Inc.	2,626,900	130,195,731
Quaker Oats Co.	392,600	38,229,425
		183,359,719
Household Products - 2.3%
Avon Products, Inc.	1,202,700	57,579,263
Colgate-Palmolive Co.	1,157,100	74,690,805
Gillette Co.	2,964,600	107,096,175
Procter & Gamble Co.	2,160,460	169,461,081
		408,827,324
Tobacco - 2.0%
Philip Morris Companies, Inc.	7,870,100	346,284,400
TOTAL NONDURABLES		1,370,006,118
RETAIL & WHOLESALE - 3.0%
Drug Stores - 1.1%
CVS Corp.	1,578,700	94,623,331
Walgreen Co.	2,330,660	97,450,721
		192,074,052
General Merchandise Stores - 1.2%
Wal-Mart Stores, Inc.	3,797,600	201,747,500
Retail & Wholesale, Miscellaneous - 0.7%
Home Depot, Inc.	2,861,100	130,716,506
TOTAL RETAIL & WHOLESALE		524,538,058
SERVICES - 0.1%
Fluor Corp. (a)	583,770	19,300,896
Jupiter Media Metrix, Inc. (a)	769,800	7,168,763
TOTAL SERVICES		26,469,659
TECHNOLOGY - 29.7%
Communications Equipment - 5.1%
CIENA Corp. (a)	686,100	55,745,625
Cisco Systems, Inc. (a)	14,011,020	535,921,515
Comverse Technology, Inc. (a)	342,800	37,236,650
Corning, Inc.	1,449,100	76,530,594
Corvis Corp.	733,500	17,466,469
Nokia AB sponsored ADR	1,874,300	81,532,050
Nortel Networks Corp.	2,023,490	64,878,148
Telefonaktiebolaget LM Ericsson sponsored ADR	2,167,400	24,247,788
		893,558,839

	Shares	Value (Note 1)
Computer Services & Software - 9.1%
Adobe Systems, Inc.	1,360,800	$ 79,181,550
Affymetrix, Inc. (a)	159,010	11,836,307
America Online, Inc. (a)	1,912,800	66,565,440
Art Technology Group, Inc. (a)	1,022,700	31,256,269
Automatic Data Processing, Inc.	740,800	46,901,900
BEA Systems, Inc. (a)	1,916,950	129,034,697
Cadence Design Systems, Inc. (a)	1,316,130	36,193,575
Check Point Software Technologies Ltd. (a)	560,700	74,888,494
Critical Path, Inc. (a)	735,200	22,607,400
Exodus Communications, Inc. (a)	535,600	10,712,000
Internap Network Services Corp. (a)	833,440	6,042,440
Intuit, Inc. (a)	432,700	17,064,606
Microsoft Corp. (a)	9,182,323	398,283,260
Openwave Systems, Inc. (a)	1,248,200	59,835,588
Oracle Corp. (a)	10,259,300	298,160,906
PeopleSoft, Inc. (a)	1,784,000	66,342,500
Redback Networks, Inc. (a)	512,700	21,020,700
Synopsys, Inc. (a)	1,356,580	64,352,764
Travelocity.com, Inc. (a)	466,200	5,652,675
VeriSign, Inc. (a)	511,007	37,910,332
VERITAS Software Corp. (a)	1,072,575	93,850,313
		1,577,693,716
Computers & Office Equipment - 8.4%
CDW Computer Centers, Inc. (a)	795,980	22,187,943
Dell Computer Corp. (a)	6,242,500	108,853,594
EMC Corp. (a)	7,744,140	514,985,310
Hewlett-Packard Co.	2,201,000	69,469,063
International Business Machines Corp.	1,904,300	161,865,500
Juniper Networks, Inc. (a)	422,000	53,198,375
Lexmark International, Inc. Class A (a)	2,199,100	97,447,619
Quantum Corp. - Hard Disk Drive Group (a)	1,526,400	12,211,200
SCI Systems, Inc. (a)	3,078,300	81,190,163
Sun Microsystems, Inc. (a)	12,425,200	346,352,450
Western Digital Corp. (a)	1,424,200	3,471,488
		1,471,232,705
Electronic Instruments - 1.0%
Agilent Technologies, Inc. (a)	1,287,060	70,466,535
KLA-Tencor Corp. (a)	952,000	32,070,500
LAM Research Corp. (a)	1,503,100	21,794,950
Teradyne, Inc. (a)	784,900	29,237,525
Varian, Inc. (a)	347,700	11,778,338
		165,347,848
Electronics - 6.1%
Broadcom Corp. Class A (a)	248,800	20,899,200
Celestica, Inc. (sub. vtg.) (a)	766,700	41,423,893
Intel Corp.	12,464,400	374,711,025
Intersil Holding Corp. Class A	54,100	1,240,919
JDS Uniphase Corp. (a)	758,800	31,632,475
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
LSI Logic Corp. (a)	356,600	$ 6,094,294
Mitsubishi Electric Corp.	9,393,000	57,736,113
PMC-Sierra, Inc. (a)	192,100	15,103,863
Sanmina Corp. (a)	1,219,900	93,474,838
Solectron Corp. (a)	1,647,800	55,860,420
Texas Instruments, Inc.	6,946,100	329,071,488
Xilinx, Inc. (a)	824,900	38,048,513
		1,065,297,041
TOTAL TECHNOLOGY		5,173,130,149
TRANSPORTATION - 0.9%
Air Transportation - 0.1%
Southwest Airlines Co.	459,900	15,420,447
Railroads - 0.8%
Burlington Northern Santa Fe Corp.	1,315,700	37,250,756
Canadian National Railway Co.	1,148,780	33,983,720
Union Pacific Corp.	1,227,250	62,282,938
		133,517,414
TOTAL TRANSPORTATION		148,937,861
UTILITIES - 3.1%
Cellular - 2.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,115,000	57,369,375
China Unicom Ltd. sponsored ADR (a)	3,031,700	44,717,575
Nextel Communications, Inc. Class A (a)	2,679,270	66,311,933
QUALCOMM, Inc. (a)	730,400	60,029,750
Sprint Corp. - PCS Group Series 1 (a)	2,956,580	60,425,104
Vodafone Group PLC	14,481,911	51,863,446
		340,717,183
Electric Utility - 0.3%
AES Corp. (a)	940,600	52,085,725
Telephone Services - 0.8%
McLeodUSA, Inc. Class A (a)	3,188,400	45,036,150
Metromedia Fiber Network, Inc. Class A (a)	3,723,600	37,701,450
Sprint Corp. - FON Group	336,600	6,837,188
TeraBeam Networks (c)	60,800	228,000
Time Warner Telecom, Inc. Class A (a)	582,100	36,926,969
WorldCom, Inc. (a)	1,092,500	15,363,281
		142,093,038
TOTAL UTILITIES		534,895,946
TOTAL COMMON STOCKS (Cost $13,365,952,961)		16,183,574,432
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	$ 1,528,257
Cash Equivalents - 7.1%

Fidelity Cash Central Fund, 6.53% (b)	1,179,797,478	1,179,797,478
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	49,343,025	49,343,025
TOTAL CASH EQUIVALENTS (Cost $1,229,140,503)		1,229,140,503
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $14,596,621,721)		17,414,243,192
NET OTHER ASSETS - 0.0%		7,172,807
NET ASSETS - 100%		$ 17,421,415,999
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneva Proteomics	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $19,867,696,644 and $19,293,131,390, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,006,920 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $6,299,257 or 0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $47,139,842. The fund received cash collateral of $49,343,025 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,215,000. The weighted average interest rate was 5.92%.

Transactions during the period with companies which were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Coflexip SA sponsored ADR	$ -	$ -	$ -	$ -
Digex, Inc. Class A	313,744	1,258,366	-	-
TOTALS	$ 313,744	$ 1,258,366	$ -	$ -
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $14,732,855,235. Net unrealized appreciation aggregated $2,681,387,957, of which $4,315,716,538 related to appreciated investment securities and $1,634,328,581 related to depreciated investment securities.

The fund hereby designates approximately $1,064,142,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $14,596,621,721) - See accompanying schedule		$ 17,414,243,192
Cash		579,981
Receivable for investments sold		60,781,190
Receivable for fund shares sold		16,059,818
Dividends receivable		13,065,643
Interest receivable		6,205,603
Other receivables		1,789,537
Total assets		17,512,724,964
Liabilities
Payable for investments purchased	$ 7,202,495
Payable for fund shares redeemed	25,366,360
Accrued management fee	8,491,870
Distribution fees payable	163,936
Other payables and accrued expenses	741,279
Collateral on securities loaned, at value	49,343,025
Total liabilities		91,308,965
Net Assets		$ 17,421,415,999
Net Assets consist of:
Paid in capital		$ 13,632,569,041
Undistributed net investment income		10,649,233
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		960,548,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,817,648,795
Net Assets		$ 17,421,415,999
Initial Class: Net Asset Value, offering price and redemption price per share ($15,517,270,951 ÷ 355,435,316 shares)		$43.66
Service Class: Net Asset Value, offering price and redemption price per share ($1,847,050,533 ÷ 42,452,436 shares)		$43.51
Service Class 2: Net Asset Value, offering price and redemption price per share ($57,094,515 ÷ 1,314,551 shares)		$43.43

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 111,252,420
Interest		23,424,624
Security lending		1,785,263
Total income		136,462,307
Expenses
Management fee	$ 111,035,651
Transfer agent fees	12,601,523
Distribution fees	1,621,018
Accounting and security lending fees	1,291,020
Non-interested trustees' compensation	95,118
Custodian fees and expenses	634,529
Registration fees	89,572
Audit	86,356
Legal	121,669
Interest	6,948
Miscellaneous	610,902
Total expenses before reductions	128,194,306
Expense reductions	(2,877,933)	125,316,373
Net investment income		11,145,934
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $353,579 on sales of investments in affiliated issuers)	1,012,363,081
Foreign currency transactions	235,229	1,012,598,310
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,219,397,720)
Assets and liabilities in foreign currencies	7,627	(3,219,390,093)
Net gain (loss)		(2,206,791,783)
Net increase (decrease) in net assets resulting from operations		$ (2,195,645,849)
Other Information Expense reductions Directed brokerage arrangements		$ 2,866,891
Custodian credits		11,042
		$ 2,877,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 11,145,934	$ 19,639,750
Net realized gain (loss)	1,012,598,310	2,028,922,212
Change in net unrealized appreciation (depreciation)	(3,219,390,093)	2,640,487,583
Net increase (decrease) in net assets resulting from operations	(2,195,645,849)	4,689,049,545
Distributions to shareholders From net investment income	(20,008,543)	(20,716,861)
From net realized gain	(2,010,393,014)	(1,302,572,634)
Total distributions	(2,030,401,557)	(1,323,289,495)
Share transactions - net increase (decrease)	3,588,722,111	3,313,015,561
Total increase (decrease) in net assets	(637,325,295)	6,678,775,611
Net Assets
Beginning of period	18,058,741,294	11,379,965,683
End of period (including undistributed net investment income of $10,649,233 and $18,773,383, respectively)	$ 17,421,415,999	$ 18,058,741,294

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	60,790,422	$ 3,083,045,212	82,051,942	$ 3,738,420,624
Reinvested	38,128,847	1,912,161,690	31,299,165	1,303,923,236
Redeemed	(55,558,216)	(2,766,549,803)	(51,848,071)	(2,361,030,389)
Net increase (decrease)	43,361,053	$ 2,228,657,099	61,503,036	$ 2,681,313,471
Service Class Sold	25,312,442	$ 1,274,031,890	14,009,513	$ 648,480,975
Reinvested	2,363,626	118,228,594	465,535	19,366,259
Redeemed	(1,943,579)	(95,706,253)	(792,556)	(36,145,144)
Net increase (decrease)	25,732,489	$ 1,296,554,231	13,682,492	$ 631,702,090
Service Class 2 A Sold	1,360,003	$ 65,671,999
Reinvested	225	11,273
Redeemed	(45,677)	(2,172,491)
Net increase (decrease)	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 19,026,484		$ 20,413,671
Service Class		981,965		303,190
Service Class 2 A		94		-
Total		$ 20,008,543		$ 20,716,861
From net realized gain Initial Class		$ 1,893,135,205		$ 1,283,509,565
Service Class		117,246,629		19,063,069
Service Class 2 A		11,180		-
Total		$ 2,010,393,014		$ 1,302,572,634
		$ 2,030,401,557		$ 1,323,289,495

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20
Income from Investment Operations
Net investment income	.03 E	.07 E	.08 E	.20 E	.22
Net realized and unrealized gain (loss)	(5.27)	15.10	12.85	6.91	3.82
Total from investment operations	(5.24)	15.17	12.93	7.11	4.04
Less Distributions
From net investment income	(.06)	(.08)	(.19)	(.21)	(.08)
From net realized gain	(5.97)	(5.03)	(4.97)	(.94)	(2.02)
Total distributions	(6.03)	(5.11)	(5.16)	(1.15)	(2.10)
Net asset value, end of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Total Return B, C	(10.96)%	37.44%	39.49%	23.48%	14.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132	$ 6,086,424
Ratio of expenses to average net assets	.65%	.66%	.68%	.69%	.69%
Ratio of expenses to average net assets after expense reductions	.64% F	.65% F	.66% F	.67% F	.67% F
Ratio of net investment income to average net assets	.07%	.14%	.21%	.58%	.81%
Portfolio turnover rate	103%	84%	123%	113%	81%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 D
Selected Per-Share Data
Net asset value, beginning of period	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(5.25)	15.07	12.83	.14
Total from investment operations	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	(.05)	(.08)	(.19)	-
From net realized gain	(5.97)	(5.03)	(4.97)	-
Total distributions	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C	(11.05)%	37.29%	39.38%	.46%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Ratio of expenses to average net assets	.76%	.77%	.80%	.79% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.77% A, F
Ratio of net investment income (loss) to average net assets	(.04)%	.04%	.15%	.70% A
Portfolio turnover rate	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	(3.86)
Total from investment operations	(3.95)
Less Distributions
From net investment income	(.05)
From net realized gain	(5.97)
Total distributions	(6.02)
Net asset value, end of period	$ 43.43
Total Return B, C	(8.88)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 57,095
Ratio of expenses to average net assets	.91% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income (loss) to average net assets	(.19)% A
Portfolio turnover rate	103%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-3.62%	15.10%
S&P 500 ®	-9.10%	16.66%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $17,561 - a 75.61% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,539 - an 85.39% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Fannie Mae	6.7
Freddie Mac	5.9
Exxon Mobil Corp.	4.8
General Electric Co.	3.7
Philip Morris Companies, Inc.	3.5
24.6
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	19.0
Technology	11.4
Health	9.1
Utilities	7.8
Media & Leisure	7.3
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures 90.0%
Short-Term Investments and Net Other Assets 10.0%

* Foreign investments 2.6%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy, Portfolio
Manager of Growth
& Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months that ended December 31, 2000, the fund had a negative return but finished well ahead of the Standard & Poor's 500 Index, which returned -9.10%.

Q. Why did the fund beat the index?

A. Two factors were instrumental in enabling the fund to outperform the index. A sizable overweighting in the finance sector - primarily consisting of two positions that I'll mention shortly - contributed substantially to relative performance. The finance sector was a good place to be, as investors fled growth stocks and looked for shares offering more reliable earnings growth in a slowing economy. Another positive influence on the fund was a substantial underweighting in the technology sector, which plummeted during the final four months of the period due to sharply lower earnings forecasts. The fund had been underweighted in technology as the period began, but when the economy looked like it was about to fall off a cliff in the late summer, I aggressively reduced the allocation even further.

Q. Where did you invest the money you withdrew from the technology sector?

A. Some of it went into new positions in newspaper stocks. I used the rest to beef up a variety of existing positions.

Q. What stocks did well for the fund?

A. Government-sponsored mortgage companies Fannie Mae and Freddie Mac were two of the fund's best performers. Finance stocks typically do well when interest rates are stable or gently falling - the kind of environment that was widely anticipated since the Federal Reserve Board's last interest-rate hike in May. In addition, investors became more enthusiastic about Fannie and Freddie when Congress lost interest in an initiative that would have stripped the companies of the competitive advantages resulting from their status as government-sponsored enterprises. Cigarette maker Philip Morris also made the list of best-performing stocks. Although its stock had been depressed by smoking-related litigation, the company continued to hit its earnings estimates, and investors apparently decided that the remaining lawsuits would not cause significant damage. Another positive influence was the election of George W. Bush, which prompted speculation that the federal government might drop its lawsuit against the tobacco industry. In addition, investors had a positive reaction to Philip Morris' plans to spin off its food businesses. The reasoning was that such a move would make the value of the remaining business lines more apparent.

Q. What stocks failed to meet your expectations?

A. Microsoft was by far the biggest detractor from performance, even though I underweighted it throughout the period. The government's antitrust lawsuit took its toll on the stock during the first half of the period. In the second half, flagging demand for personal computers undermined sales of the company's Windows 2000 and Windows ME operating systems. I reduced the position but still owned Microsoft at the end of the period. Another lackluster performer was Cisco Systems, which remained one of the fund's 10 largest holdings throughout the period because of the favorable long-term growth prospects for the company's Internet infrastructure business. Consumer products giant Procter & Gamble also made the list of worst detractors, largely because of a plunging stock price in March, when the company lowered its earnings forecast amid a comprehensive restructuring effort.

Q. What's your outlook, Louis?

A. In the short term, I believe that the market will be subject to two conflicting influences. On the one hand, the Federal Reserve Board's return to a bias toward lowering interest rates, announced on December 19, sets the stage for the Fed to do what is necessary to keep the economy from going into a freefall. On the other hand, recent evidence indicates that the economy and corporate earnings are slowing much more rapidly than most investors anticipated several months ago. Now that it's in motion, that trend will not be easy to reverse. Therefore, my near-term outlook is cautious.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Boeing Co.	96,000	$ 6,336,000
Honeywell International, Inc.	65,900	3,117,894
United Technologies Corp.	44,400	3,490,950
TOTAL AEROSPACE & DEFENSE		12,944,844
BASIC INDUSTRIES - 2.0%
Chemicals & Plastics - 1.1%
Avery Dennison Corp.	127,500	6,996,563
E.I. du Pont de Nemours and Co.	131,900	6,372,419
		13,368,982
Packaging & Containers - 0.0%
Ball Corp.	771	35,514
Paper & Forest Products - 0.9%
Kimberly-Clark Corp.	88,500	6,256,065
Mead Corp.	177,900	5,581,613
		11,837,678
TOTAL BASIC INDUSTRIES		25,242,174
CONSTRUCTION & REAL ESTATE - 1.5%
Real Estate Investment Trusts - 1.5%
Equity Office Properties Trust	274,500	8,955,563
Equity Residential Properties Trust (SBI)	165,500	9,154,219
		18,109,782
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.7%
Eaton Corp.	66,000	4,962,375
Ford Motor Co.	131,800	3,089,063
		8,051,438
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	62,000	7,471,000
Consumer Electronics - 1.2%
Gemstar-TV Guide International, Inc. (a)	111,600	5,147,550
General Motors Corp. Class H	436,700	10,044,100
		15,191,650
TOTAL DURABLES		30,714,088
ENERGY - 6.2%
Oil & Gas - 6.2%
BP Amoco PLC sponsored ADR	106,962	5,120,806
Burlington Resources, Inc.	88,900	4,489,450
Chevron Corp.	88,000	7,430,500
Exxon Mobil Corp.	688,728	59,876,291
		76,917,047

	Shares	Value (Note 1)
FINANCE - 19.0%
Banks - 1.8%
Bank of New York Co., Inc.	192,000	$ 10,596,000
Mellon Financial Corp.	241,400	11,873,863
		22,469,863
Credit & Other Finance - 0.9%
American Express Co.	204,600	11,240,213
Federal Sponsored Credit - 12.6%
Fannie Mae	955,900	82,924,317
Freddie Mac	1,063,032	73,216,329
		156,140,646
Insurance - 2.0%
American International Group, Inc.	253,306	24,966,423
Securities Industry - 1.7%
Charles Schwab Corp.	203,150	5,764,381
Merrill Lynch & Co., Inc.	97,600	6,655,100
Morgan Stanley Dean Witter & Co.	105,200	8,337,100
		20,756,581
TOTAL FINANCE		235,573,726
HEALTH - 9.1%
Drugs & Pharmaceuticals - 8.1%
Allergan, Inc.	94,400	9,139,100
American Home Products Corp.	44,400	2,821,620
Bristol-Myers Squibb Co.	549,300	40,613,869
Eli Lilly & Co.	197,800	18,407,763
Immunex Corp. (a)	88,500	3,595,313
Merck & Co., Inc.	161,600	15,129,800
Pfizer, Inc.	178,600	8,215,600
Schering-Plough Corp.	43,900	2,491,325
		100,414,390
Medical Equipment & Supplies - 1.0%
Abbott Laboratories	253,400	12,274,063
TOTAL HEALTH		112,688,453
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
Electrical Equipment - 3.7%
General Electric Co.	954,500	45,756,343
Industrial Machinery & Equipment - 0.6%
Caterpillar, Inc.	150,700	7,129,994
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		52,886,337
MEDIA & LEISURE - 7.3%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	127,900	5,339,825
EchoStar Communications Corp. Class A (a)	725,600	16,507,400
Infinity Broadcasting Corp. Class A (a)	208,625	5,828,461
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Communications Corp. (a)	617,800	$ 15,908,350
Univision Communications, Inc. Class A (a)	133,000	5,444,688
		49,028,724
Entertainment - 0.2%
Walt Disney Co.	91,400	2,644,888
Publishing - 2.8%
Gannett Co., Inc.	129,100	8,141,369
Knight-Ridder, Inc.	133,000	7,564,375
McGraw-Hill Companies, Inc.	198,200	11,619,475
The New York Times Co. Class A	177,700	7,119,106
		34,444,325
Restaurants - 0.3%
McDonald's Corp.	111,200	3,780,800
TOTAL MEDIA & LEISURE		89,898,737
NONDURABLES - 6.5%
Beverages - 0.7%
The Coca-Cola Co.	137,000	8,348,438
Foods - 0.1%
PepsiCo, Inc.	31,100	1,541,394
Household Products - 2.2%
Colgate-Palmolive Co.	181,600	11,722,280
Gillette Co.	133,400	4,819,075
Procter & Gamble Co.	42,000	3,294,375
Unilever NV (NY Shares)	109,900	6,916,831
		26,752,561
Tobacco - 3.5%
Philip Morris Companies, Inc.	980,360	43,135,840
TOTAL NONDURABLES		79,778,233
RETAIL & WHOLESALE - 4.3%
Drug Stores - 1.1%
Walgreen Co.	335,800	14,040,638
General Merchandise Stores - 2.3%
Wal-Mart Stores, Inc.	524,800	27,880,000
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	256,700	11,727,981
TOTAL RETAIL & WHOLESALE		53,648,619
SERVICES - 1.4%
Advertising - 1.4%
Omnicom Group, Inc.	206,200	17,088,825

	Shares	Value (Note 1)
TECHNOLOGY - 11.4%
Communications Equipment - 3.1%
CIENA Corp. (a)	16,600	$ 1,348,750
Cisco Systems, Inc. (a)	980,400	37,500,300
		38,849,050
Computer Services & Software - 4.7%
Adobe Systems, Inc.	111,400	6,482,088
IMS Health, Inc.	619,300	16,721,100
Microsoft Corp. (a)	545,100	23,643,713
Oracle Corp. (a)	134,800	3,917,625
VeriSign, Inc. (a)	52,900	3,924,519
VERITAS Software Corp. (a)	40,200	3,517,500
		58,206,545
Computers & Office Equipment - 3.2%
Dell Computer Corp. (a)	409,200	7,135,425
EMC Corp. (a)	99,100	6,590,150
Network Appliance, Inc. (a)	26,400	1,694,550
Pitney Bowes, Inc.	242,200	8,022,875
Sun Microsystems, Inc. (a)	572,000	15,944,500
		39,387,500
Electronics - 0.4%
LSI Logic Corp. (a)	94,400	1,613,296
Texas Instruments, Inc.	71,400	3,382,575
		4,995,871
TOTAL TECHNOLOGY		141,438,966
TRANSPORTATION - 0.7%
Railroads - 0.7%
Burlington Northern Santa Fe Corp.	290,500	8,224,781
UTILITIES - 7.8%
Cellular - 2.7%
Nextel Communications, Inc. Class A (a)	549,900	13,610,025
Vodafone Group PLC sponsored ADR	546,400	19,567,950
		33,177,975
Electric Utility - 1.1%
IPALCO Enterprises, Inc.	309,100	7,476,356
Southern Energy, Inc.	228,400	6,466,575
		13,942,931
Telephone Services - 4.0%
BellSouth Corp.	170,800	6,992,125
Qwest Communications International, Inc. (a)	263,300	10,795,300
SBC Communications, Inc.	536,630	25,624,083
Sprint Corp. - FON Group	88,900	1,805,781
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
WorldCom, Inc. (a)	1	$ 7
XO Communications, Inc. Class A (a)	212,100	3,778,031
		48,995,327
TOTAL UTILITIES		96,116,233
TOTAL COMMON STOCKS (Cost $968,425,385)		1,051,270,845
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 6.07% to 6.2% 1/11/01 (c) (Cost $3,693,113)	-	$ 3,700,000	3,695,086
Cash Equivalents - 15.1%
	Shares
Fidelity Cash Central Fund, 6.53% (b) (Cost $187,497,116)	187,497,116	187,497,116
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,159,615,614)		1,242,463,047
NET OTHER ASSETS - (0.4)%		(5,051,226)
NET ASSETS - 100%		$ 1,237,411,821
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
185 S&P 500 Stock Index Contracts	March 2001	$ 61,745,750	$ (2,215,280)
The face value of futures purchased as a percentage of net assets - 5.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,695,086.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $796,822,805 and $934,046,412, respectively.
The market value of futures contracts opened and closed during the period amounted to $242,231,205 and $173,998,108, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $67,137 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,161,757,962. Net unrealized appreciation aggregated $80,705,085, of which $183,571,497 related to appreciated investment securities and $102,866,412 related to depreciated investment securities.

The fund hereby designates approximately $60,889,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $1,159,615,614) - See accompanying schedule		$ 1,242,463,047
Receivable for fund shares sold		1,085,909
Dividends receivable		978,567
Interest receivable		1,115,238
Other receivables		11,911
Total assets		1,245,654,672
Liabilities
Payable for investments purchased	6,638,578
Payable for fund shares redeemed	153,336
Accrued management fee	490,258
Payable for daily variation on futures contracts	841,750
Other payables and accrued expenses	118,929
Total liabilities		8,242,851
Net Assets		$ 1,237,411,821
Net Assets consist of:
Paid in capital		$ 1,091,392,712
Undistributed net investment income		15,511,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,875,651
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,632,231
Net Assets		$ 1,237,411,821
Initial Class: Net Asset Value, offering price and redemption price per share ($1,011,393,038 ÷ 66,260,589 shares)		$15.26
Service Class: Net Asset Value, offering price and redemption price per share ($212,994,017 ÷ 14,023,621 shares)		$15.19
Service Class 2: Net Asset Value, offering price and redemption price per share ($13,024,766 ÷ 858,782 shares)		$15.17

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 13,124,204
Interest		9,449,455
Security lending		88,053
Total income		22,661,712
Expenses
Management fee	$ 5,872,064
Transfer agent fees	806,310
Distribution fees	170,767
Accounting and security lending fees	299,770
Non-interested trustees' compensation	4,187
Custodian fees and expenses	22,326
Registration fees	10,070
Audit	27,471
Legal	16,193
Reports to shareholders	161,290
Miscellaneous	3,291
Total expenses before reductions	7,393,739
Expense reductions	(145,015)	7,248,724
Net investment income		15,412,988
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,785,089
Foreign currency transactions	9,035
Futures contracts	(4,272,067)	51,522,057
Change in net unrealized appreciation (depreciation) on:
Investment securities	(115,377,277)
Assets and liabilities in foreign currencies	78
Futures contracts	(2,215,280)	(117,592,479)
Net gain (loss)		(66,070,422)
Net increase (decrease) in net assets resulting from operations		$ (50,657,434)
Other Information Expense reductions Directed brokerage arrangements		$ 144,800
Custodian credits		215
		$ 145,015

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 15,412,988	$ 14,349,137
Net realized gain (loss)	51,522,057	94,527,839
Change in net unrealized appreciation (depreciation)	(117,592,479)	5,576,047
Net increase (decrease) in net assets resulting from operations	(50,657,434)	114,453,023
Distributions to shareholders From net investment income	(14,244,192)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,299)	(22,391,118)
Share transactions - net increase (decrease)	40,278,821	102,753,346
Total increase (decrease) in net assets	(117,584,912)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $15,511,227 and $14,353,340, respectively)	$ 1,237,411,821	$ 1,354,996,733

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,109,723	$ 126,150,301	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(20,994,145)	(328,655,829)	(15,445,916)	(257,900,936)
Net increase (decrease)	(6,535,871)	$ (104,547,382)	2,104,330	$ 29,664,983
Service Class Sold	8,415,703	$ 130,655,851	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(538,927)	(8,390,790)	(55,277)	(910,981)
Net increase (decrease)	8,477,928	$ 131,504,774	4,405,208	$ 73,088,363
Service Class 2 A Sold	904,808	$ 14,041,948
Reinvested	550	8,442
Redeemed	(46,576)	(728,961)
Net increase (decrease)	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 13,015,416		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,192		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,299		$ 22,391,118

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.20 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.81)	1.27	3.54	2.84	(.10)
Total from investment operations	(.61)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(3.62)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.58%	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.57% G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.26%	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover rate	72%	58%	66%	81%	0% A

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(.80)	1.27	3.50	.49
Total from investment operations	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(3.69)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 212,994	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.69%	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.68% G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	1.16%	.98%	1.05%	1.24% A
Portfolio turnover rate	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.15
Net realized and unrealized gain (loss)	(.49)
Total from investment operations	(.34)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.17
Total Return B, C	(2.11)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,025
Ratio of expenses to average net assets	.85% A
Ratio of expenses to average net assets after expense reductions	.84% A, E
Ratio of net investment income to average net assets	1.00% A
Portfolio turnover rate	72%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sales of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-17.07%	10.62%	14.01%
S&P 500 ®	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $21,948 - a 119.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	5.5
Fannie Mae	4.7
Freddie Mac	3.8
Bristol-Myers Squibb Co.	3.0
Schering-Plough Corp.	2.8
19.8
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	19.3
Finance	18.7
Health	15.1
Industrial Machinery & Equipment	7.0
Energy	6.4
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	93.4%
Short-Term Investments and Net Other Assets	6.6%

* Foreign investments	4.4%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform during the past 12 months, Bettina?

A. During the 12-month period ending December 31, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -9.10% during that time frame.

Q. It was a difficult year for growth funds in general, and for this fund in particular. What was the primary reason for the fund's underperformance?

A. The fund's technology positioning had the most influence on both absolute and relative performance. Early in the period, before my tenure began, the fund's tech weighting was only half as large as the benchmark's. Given that technology stocks were driving the market to record highs, underweighting the sector was especially damaging to performance. After taking over the fund in February, I overweighted the portfolio's technology exposure to be more in line with the peer group. Unfortunately, just weeks after this repositioning, the tech sector began a severe correction that has since seen the NASDAQ Composite Index fall more than 50% from its high in March.

Q. What sparked the sell-off in the technology sector?

A. The Federal Reserve Board's interest-rate increases slowed the economy, reduced capital availability and caused a reduction in earnings growth - all especially negative for tech stocks, which were pricing in continued prosperity. Additionally, the severity and speed of the economic slowdown created excess inventory problems across many industries, including the semiconductor and optical equipment industries where the fund had heavy exposure.

Q. As the downturn in technology took hold, how did you attempt to limit the fund's losses?

A. Increasing the fund's holdings in non-technology industries - health care and nondurables, for instance - offered some diversification, and within technology I focused on companies with relatively good fundamentals and/or valuations. Business software maker Siebel Systems and optical networking equipment maker Ciena Corp. are two names that come to mind. Overweighting both positions relative to the index helped performance. Additionally, underweighting some of the larger-cap tech names that significantly underperformed, including Lucent, Yahoo! and Microsoft, was somewhat helpful on a relative basis, although these stocks hurt the fund's absolute returns. I sold the fund's position in Lucent by the end of the period.

Q. What strategies did you undertake in sectors outside of technology?

A. Typical of prior economic slowdowns, the relatively predictable growth rates of the health care and nondurables sectors provided a safe haven for investors. Therefore, I raised the fund's stake in the health sector from around 10% a year ago to more than 15% at the end of the period, which proved beneficial. Of sectors representing more than 2% of the fund, health care was the best contributor to performance, while Eli Lilly, Schering-Plough and Bristol-Myers Squibb were notable contributors on a stock selection basis. In addition, I moved some assets into the nondurables sector, increasing the fund's holdings in Coca-Cola, Gillette and Procter & Gamble. These moves generally helped performance.

Q. What stocks were particularly hurt by the poor market environment of the past year?

A. Given the horrendous performance of tech stocks, it's not surprising that several of the fund's worst absolute performers were from that sector, namely Microsoft, Cisco, Dell Computer, Texas Instruments and Intel. Retail stalwarts Wal-Mart and Home Depot also were detractors. While I think both are great companies, the implications of an economic slowdown were very damaging to their stocks.

Q. What's your outlook for the next few months, Bettina?

A. The market is in a difficult place right now, caught between the push/pull of expectations for lower interest rates going forward, versus the grim reality that earnings estimates may generally still need to come down for 2001. I think that's going to make for a very tough medium-term period. However, I do believe that the fund is well-positioned for this eventuality. If you look at my industry weightings exiting the period versus what they were for the year, I'm currently much more diversified and much more in line with the S&P. This less-aggressive posture should serve to limit relative underperformance if the negative momentum continues. In the meantime, I'll look to become more aggressive opportunistically through individual stock selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of December 31, 2000, more than $1.3 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
Boeing Co.	135,300	$ 8,929,800
Rockwell International Corp.	38,000	1,809,750
Textron, Inc.	112,700	5,240,550
TOTAL AEROSPACE & DEFENSE		15,980,100
BASIC INDUSTRIES - 2.6%
Chemicals & Plastics - 1.8%
Avery Dennison Corp.	14,600	801,175
Dow Chemical Co.	185,000	6,775,625
E.I. du Pont de Nemours and Co.	36,000	1,739,250
Pharmacia Corp.	58,200	3,550,200
Praxair, Inc.	187,300	8,311,438
Rohm & Haas Co.	74,120	2,691,483
		23,869,171
Metals & Mining - 0.2%
Alcoa, Inc.	47,100	1,577,850
Phelps Dodge Corp.	18,200	1,015,788
		2,593,638
Paper & Forest Products - 0.6%
Georgia-Pacific Group	18,200	566,475
International Paper Co.	40,200	1,640,663
Kimberly-Clark Corp.	36,400	2,573,116
Mead Corp.	14,400	451,800
Weyerhaeuser Co.	54,800	2,781,100
		8,013,154
TOTAL BASIC INDUSTRIES		34,475,963
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	117,700	3,023,419
DURABLES - 0.6%
Consumer Electronics - 0.2%
Black & Decker Corp.	62,800	2,464,900
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	104,700	5,843,569
TOTAL DURABLES		8,308,469
ENERGY - 6.4%
Energy Services - 1.4%
Baker Hughes, Inc.	36,700	1,525,344
Halliburton Co.	264,800	9,599,000
Schlumberger Ltd. (NY Shares)	90,500	7,234,344
		18,358,688
Oil & Gas - 5.0%
BP Amoco PLC sponsored ADR	210,490	10,077,209
Burlington Resources, Inc.	78,700	3,974,350
Conoco, Inc. Class B	58,300	1,687,056

	Shares	Value (Note 1)
Cooper Cameron Corp. (a)	64,500	$ 4,261,031
Exxon Mobil Corp.	359,500	31,254,031
Royal Dutch Petroleum Co. (NY Shares)	121,900	7,382,569
TotalFinaElf SA:
Class B	6,153	894,492
sponsored ADR	94,405	6,862,063
		66,392,801
TOTAL ENERGY		84,751,489
FINANCE - 18.7%
Banks - 2.7%
Bank of America Corp.	169,300	7,766,638
Bank One Corp.	142,000	5,200,750
Chase Manhattan Corp.	329,100	14,953,481
Mellon Financial Corp.	14,600	718,138
PNC Financial Services Group, Inc.	50,300	3,675,044
SunTrust Banks, Inc.	7,300	459,900
Wachovia Corp.	19,600	1,139,250
Wells Fargo & Co.	36,400	2,027,025
		35,940,226
Credit & Other Finance - 2.4%
American Express Co.	184,600	10,141,463
Citigroup, Inc.	429,000	21,905,813
		32,047,276
Federal Sponsored Credit - 8.5%
Fannie Mae	716,500	62,156,375
Freddie Mac	733,500	50,519,813
		112,676,188
Insurance - 2.5%
American International Group, Inc.	239,862	23,641,398
Hartford Financial Services Group, Inc.	46,600	3,291,125
The Chubb Corp.	59,800	5,172,700
		32,105,223
Securities Industry - 2.6%
Charles Schwab Corp.	143,800	4,080,325
Daiwa Securities Group, Inc.	72,000	751,036
Goldman Sachs Group, Inc.	28,800	3,079,800
Merrill Lynch & Co., Inc.	214,800	14,646,675
Morgan Stanley Dean Witter & Co.	150,100	11,895,425
		34,453,261
TOTAL FINANCE		247,222,174
HEALTH - 15.1%
Drugs & Pharmaceuticals - 12.9%
Allergan, Inc.	1,800	174,263
American Home Products Corp.	46,000	2,923,300
Bristol-Myers Squibb Co.	542,800	40,133,275
Eli Lilly & Co.	275,600	25,648,025
Immunex Corp. (a)	257,690	10,468,656
Merck & Co., Inc.	255,200	23,893,100
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Pfizer, Inc.	549,893	$ 25,295,078
Schering-Plough Corp.	650,600	36,921,550
Sepracor, Inc. (a)	32,400	2,596,050
Serono SA sponsored ADR (a)	112,900	2,702,544
		170,755,841
Medical Equipment & Supplies - 2.2%
Abbott Laboratories	115,200	5,580,000
AmeriSource Health Corp. Class A (a)	16,497	833,099
Baxter International, Inc.	15,900	1,404,169
Cardinal Health, Inc.	102,270	10,188,649
Guidant Corp. (a)	112,800	6,084,150
Johnson & Johnson	21,300	2,237,831
McKesson HBOC, Inc.	70,300	2,523,067
		28,850,965
TOTAL HEALTH		199,606,806
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
Electrical Equipment - 5.6%
Emerson Electric Co.	14,600	1,150,663
General Electric Co.	1,510,800	72,423,960
Scientific-Atlanta, Inc.	14,200	462,388
		74,037,011
Industrial Machinery & Equipment - 1.4%
Deere & Co.	55,000	2,519,688
Ingersoll-Rand Co.	24,200	1,013,375
Tyco International Ltd.	281,400	15,617,700
		19,150,763
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		93,187,774
MEDIA & LEISURE - 5.3%
Broadcasting - 2.7%
AT&T Corp. - Liberty Media Group Class A (a)	384,244	5,211,309
Charter Communications, Inc. Class A (a)	167,700	3,804,694
Clear Channel Communications, Inc. (a)	167,600	8,118,125
Comcast Corp. Class A (special) (a)	73,200	3,056,100
Cox Communications, Inc. Class A (a)	78,213	3,641,793
Infinity Broadcasting Corp. Class A (a)	23,400	653,738
Time Warner, Inc.	73,000	3,813,520
Univision Communications, Inc. Class A (a)	186,500	7,634,844
		35,934,123
Entertainment - 1.8%
Fox Entertainment Group, Inc. Class A (a)	325,500	5,818,313
Viacom, Inc. Class B (non-vtg.) (a)	331,868	15,514,829
Walt Disney Co.	99,200	2,870,600
		24,203,742

	Shares	Value (Note 1)
Publishing - 0.3%
McGraw-Hill Companies, Inc.	72,100	$ 4,226,863
Restaurants - 0.5%
McDonald's Corp.	184,100	6,259,400
TOTAL MEDIA & LEISURE		70,624,128
NONDURABLES - 3.8%
Beverages - 1.4%
The Coca-Cola Co.	306,300	18,665,156
Household Products - 1.9%
Clorox Co.	14,300	507,650
Colgate-Palmolive Co.	75,700	4,886,435
Gillette Co.	238,400	8,612,200
Procter & Gamble Co.	134,920	10,582,788
		24,589,073
Tobacco - 0.5%
Philip Morris Companies, Inc.	163,720	7,203,680
TOTAL NONDURABLES		50,457,909
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.1%
Gap, Inc.	47,500	1,211,250
Drug Stores - 0.3%
CVS Corp.	18,200	1,090,863
Walgreen Co.	70,400	2,943,600
		4,034,463
General Merchandise Stores - 1.6%
Wal-Mart Stores, Inc.	394,000	20,931,250
Grocery Stores - 0.1%
Safeway, Inc. (a)	18,200	1,137,500
Retail & Wholesale, Miscellaneous - 0.8%
Best Buy Co., Inc. (a)	21,600	638,550
Home Depot, Inc.	230,100	10,512,694
		11,151,244
TOTAL RETAIL & WHOLESALE		38,465,707
SERVICES - 0.1%
Dun & Bradstreet Corp. (a)	21,450	555,019
TECHNOLOGY - 19.3%
Communications Equipment - 4.2%
CIENA Corp. (a)	100,300	8,149,375
Cisco Systems, Inc. (a)	810,060	30,984,795
Corvis Corp.	40,100	954,881
Nokia AB sponsored ADR	282,010	12,267,435
Nortel Networks Corp.	104,200	3,340,913
		55,697,399
Computer Services & Software - 7.3%
Adobe Systems, Inc.	77,000	4,480,438
America Online, Inc. (a)	131,700	4,583,160
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
Ariba, Inc. (a)	79,200	$ 4,247,100
Automatic Data Processing, Inc.	100,100	6,337,581
BEA Systems, Inc. (a)	102,300	6,886,069
BMC Software, Inc. (a)	21,900	306,600
Cadence Design Systems, Inc. (a)	116,200	3,195,500
Computer Associates International, Inc.	40,800	795,600
Electronic Data Systems Corp.	51,000	2,945,250
Interwoven, Inc. (a)	29,900	1,971,531
Microsoft Corp. (a)	552,600	23,969,025
Openwave Systems, Inc. (a)	6,800	325,975
Oracle Corp. (a)	669,400	19,454,438
PeopleSoft, Inc. (a)	128,400	4,774,875
Redback Networks, Inc. (a)	18,100	742,100
Siebel Systems, Inc. (a)	44,300	2,995,788
Sonus Networks, Inc.	37,300	941,825
VeriSign, Inc. (a)	17,037	1,263,932
VERITAS Software Corp. (a)	52,500	4,593,750
Yahoo!, Inc. (a)	62,000	1,863,875
		96,674,412
Computers & Office Equipment - 4.2%
Compaq Computer Corp.	193,000	2,904,650
Dell Computer Corp. (a)	355,900	6,206,006
EMC Corp. (a)	183,256	12,186,524
Extreme Networks, Inc. (a)	18,000	704,250
Juniper Networks, Inc. (a)	29,400	3,706,238
Network Appliance, Inc. (a)	146,700	9,416,306
Sun Microsystems, Inc. (a)	715,600	19,947,350
		55,071,324
Electronic Instruments - 0.6%
Agilent Technologies, Inc. (a)	15	821
Applied Materials, Inc. (a)	60,200	2,298,888
KLA-Tencor Corp. (a)	78,300	2,637,731
LAM Research Corp. (a)	223,700	3,243,650
		8,181,090
Electronics - 3.0%
Analog Devices, Inc. (a)	138,200	7,074,113
Broadcom Corp. Class A (a)	7,300	613,200
Intel Corp.	344,300	10,350,519
JDS Uniphase Corp. (a)	37,300	1,554,944
National Semiconductor Corp. (a)	170,500	3,431,313

	Shares	Value (Note 1)
Texas Instruments, Inc.	304,200	$ 14,411,475
Xilinx, Inc. (a)	58,100	2,679,863
		40,115,427
TOTAL TECHNOLOGY		255,739,652
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Southwest Airlines Co.	31,500	1,056,195
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	6,200	175,538
Union Pacific Corp.	72,740	3,691,555
		3,867,093
TOTAL TRANSPORTATION		4,923,288
UTILITIES - 4.7%
Cellular - 0.7%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	108,100	2,932,213
Nextel Communications, Inc. Class A (a)	172,300	4,264,425
Sprint Corp. - PCS Group Series 1 (a)	48,810	997,554
Vodafone Group PLC	122,991	440,462
		8,634,654
Electric Utility - 0.6%
AES Corp. (a)	131,400	7,276,275
Telephone Services - 3.4%
BellSouth Corp.	232,400	9,513,875
Global Crossing Ltd. (a)	146,200	2,092,489
Qwest Communications International, Inc. (a)	224,787	9,216,267
SBC Communications, Inc.	364,060	17,383,865
Sprint Corp. - FON Group	119,600	2,429,375
Verizon Communications	98,500	4,937,313
		45,573,184
TOTAL UTILITIES		61,484,113
TOTAL COMMON STOCKS (Cost $1,048,583,367)		1,168,806,010
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $380,000)	-	$ 380,000	444,600
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 6% to 6.08% 3/1/01 (d) (Cost $4,059,274)	-	$ 4,100,000	$ 4,062,280
Cash Equivalents - 11.1%
	Shares
Fidelity Cash Central Fund, 6.53% (b) (Cost $146,072,696)	146,072,696	146,072,696
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,199,095,337)		1,319,385,586
NET OTHER ASSETS - 0.3%		4,276,216
NET ASSETS - 100%		$ 1,323,661,802
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
204 S&P 500 Stock Index Contracts	March 2001	$ 68,085,000	$ (2,539,863)

The face value of futures purchased as a percentage of net assets - 5.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $444,600 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,062,280.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,740,994,911 and $2,125,572,550, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $142,071,609 and $72,325,477, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $83,202 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,205,621,153. Net unrealized appreciation aggregated $113,764,433, of which $244,999,700 related to appreciated investment securities and $131,235,267 related to depreciated investment securities.

The fund hereby designates approximately $110,900,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $30,538,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $1,199,095,337) - See accompanying schedule		$ 1,319,385,586
Cash		133,713
Receivable for investments sold		109,717
Receivable for fund shares sold		5,276,600
Dividends receivable		740,883
Interest receivable		755,505
Other receivables		1,693
Total assets		1,326,403,697
Liabilities
Payable for fund shares redeemed	$ 1,054,551
Accrued management fee	643,314
Distribution fees payable	34,043
Payable for daily variation on futures contracts	928,200
Other payables and accrued expenses	81,787
Total liabilities		2,741,895
Net Assets		$ 1,323,661,802
Net Assets consist of:
Paid in capital		$ 1,239,453,363
Undistributed net investment income		3,904,996
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,466,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		117,769,585
Net Assets		$ 1,323,661,802
Initial Class: Net Asset Value, offering price and redemption price per share ($951,874,726 ÷ 53,661,940 shares)		$17.74
Service Class: Net Asset Value, offering price and redemption price per share ($345,960,075 ÷ 19,538,882 shares)		$17.71
Service Class 2: Net Asset Value, offering price and redemption price per share ($25,827,001 ÷ 1,460,885 shares)		$17.68

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 9,638,533
Interest		5,533,290
Security lending		48,205
Total income		15,220,028
Expenses
Management fee	$ 8,986,436
Transfer agent fees	1,011,129
Distribution fees	375,299
Accounting and security lending fees	351,642
Non-interested trustees' compensation	5,366
Custodian fees and expenses	71,563
Registration fees	956
Audit	34,920
Legal	20,975
Reports to shareholders	200,470
Miscellaneous	4,343
Total expenses before reductions	11,063,099
Expense reductions	(368,954)	10,694,145
Net investment income		4,525,883
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,324,763)
Foreign currency transactions	(29,652)
Futures contracts	878,731	(32,475,684)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(256,626,898)
Assets and liabilities in foreign currencies	22,133
Futures contracts	(2,539,863)	(259,144,628)
Net gain (loss)		(291,620,312)
Net increase (decrease) in net assets resulting from operations		$ (287,094,429)
Other Information Expense reductions Directed brokerage arrangements		$ 359,793
Custodian credits		9,161
		$ 368,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 4,525,883	$ 21,853,752
Net realized gain (loss)	(32,475,684)	109,839,194
Change in net unrealized appreciation (depreciation)	(259,144,628)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(287,094,429)	76,769,847
Distributions to shareholders From net investment income	(22,196,821)	(17,518,652)
From net realized gain	(110,899,964)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(142,511,511)	140,493,459
Total increase (decrease) in net assets	(562,702,725)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $3,904,996 and $21,419,780, respectively)	$ 1,323,661,802	$ 1,886,364,527

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	13,001,624	$ 264,392,501	14,140,894	$ 318,792,928
Reinvested	5,190,172	107,280,841	2,116,413	45,714,518
Redeemed	(31,115,720)	(637,099,314)	(18,293,067)	(412,962,598)
Net increase (decrease)	(12,923,924)	$ (265,425,972)	(2,035,760)	$ (48,455,152)
Service Class Sold	6,103,794	$ 124,023,915	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,497	217,292	4,691,331
Redeemed	(2,725,190)	(55,547,216)	(1,230,823)	(27,601,312)
Net increase (decrease)	4,628,410	$ 94,285,196	8,371,609	$ 188,948,611
Service Class 2 A Sold	1,534,357	$ 30,073,097
Reinvested	361	7,444
Redeemed	(73,833)	(1,451,276)
Net increase (decrease)	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 17,993,920		$ 15,930,817
Service Class		4,201,689		1,587,835
Service Class 2 A		1,212		-
Total		$ 22,196,821		$ 17,518,652
From net realized gain Initial Class		$ 89,286,924		$ 29,783,702
Service Class		21,606,808		3,103,496
Service Class 2 A		6,232		-
Total		$ 110,899,964		$ 32,887,198
		$ 133,096,785		$ 50,405,850

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Income from Investment Operations
Net investment income	.06 D	.27 D	.26 D	.29 D	.26
Net realized and unrealized gain (loss)	(3.77)	.66	4.29	4.18	2.12
Total from investment operations	(3.71)	.93	4.55	4.47	2.38
Less Distributions
From net investment income	(.29) G	(.23)	(.21)	(.25)	-
From net realized gain	(1.41) G	(.43)	(.73)	(.35)	(.05)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)
Net asset value, end of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Total Return B, C	(17.07)%	4.27%	24.61%	29.95%	18.27%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085
Ratio of expenses to average net assets	.68%	.69%	.71%	.74%	.77%
Ratio of expenses to average net assets after expense reductions	.66% F	.68% F	.70% F	.73% F	.76% F
Ratio of net investment income to average net assets	.31%	1.20%	1.27%	1.68%	2.29%
Portfolio turnover rate	117%	42%	29%	26%	28%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(3.76)	.66	4.30	.73
Total from investment operations	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.28) G	(.22)	(.21)	-
From net realized gain	(1.41) G	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C	(17.13)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.79%	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.76% F	.78% F	.79% F	.83% A, F
Ratio of net investment income to average net assets	.21%	1.09%	1.16%	1.72% A
Portfolio turnover rate	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income E	.01
Net realized and unrealized gain (loss)	(3.34)
Total from investment operations	(3.33)
Less Distributions
From net investment income	(.28) G
From net realized gain	(1.41) G
Total distributions	(1.69)
Net asset value, end of period	$ 17.68
Total Return B, C	(15.74)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,827
Ratio of expenses to average net assets	.95% A
Ratio of expenses to average net assets after expense reductions	.93% A, F
Ratio of net investment income to average net assets	.04% A
Portfolio turnover rate	117%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: High Income - Initial Class	-22.54%	1.48%	9.86%
ML High Yield Master II	-5.12%	4.76%	11.12%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: High Income Portfolio - Initial Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $25,600 - a 156.00% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,697 - a 186.97% increase.

Investment Summary

Top Five Holdings as of December 31, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.3
XO Communications, Inc.	4.2
Allied Waste North America, Inc.	2.5
CSC Holdings, Inc.	2.5
EchoStar Communications Corp.	2.2
16.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Utilities	31.9
Media & Leisure	25.6
Basic Industries	7.5
Energy	4.9
Technology	4.9
Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.0
Baa	0.0
Ba	8.3
B	46.6
Caa, Ca, C	13.8
Not Rated	3.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2000 account for 3.3% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Barry Coffman,
Portfolio Manager of
High Income Portfolio

Q. How did the fund perform, Barry?

A. It was a tough period for both the high-yield market and the fund. For the 12-month period that ended December 31, 2000, the fund significantly lagged the -5.12% return of the Merrill Lynch High Yield Master II Index.

Q. What caused the high-yield market to decline in 2000?

A. The dismal performance stemmed from a combination of factors, including rising bankruptcies among high-yield companies and increasing recession fears as the economy slowed. Demand for high-yield bonds was weak as evidenced by the net outflow of more than $10 billion from high-yield mutual funds. The significant growth of issuance from companies in the emerging telecommunications, technology and cable sectors made the market more sensitive to the downtrend in the stock market, particularly the NASDAQ, which also contributed to the market's poor performance.

Q. Why did the fund lag the index by such a wide margin?

A. Weak market environments generally result in a flight to quality, and that phenomenon was particularly pronounced during the period. The fund's overweighted position in lower-rated securities - particularly telecommunications and technology holdings - hurt performance. Many need incremental capital to fund out their business plans and the depressed prices of their securities put these companies at significant risk of running out of funds. I wasn't willing to throw in the towel and sell holdings at distressed levels, especially those that I believed remained fundamentally sound and would have access to capital in the future. Although I regret not paring back some of our telecommunications holdings when the market began to weaken in the summer, many of these securities began to rebound in December.

Q. Which of the fund's telecommunications holdings were hardest hit?

A. Competitive local exchange carriers (CLECs), which provide voice and data service to business customers, were among the poorest performers. For example, ICG was an early disappointment. It suffered initially from weaker-than-expected results, which led to an inability to raise additional capital, a wholesale turnover in management and, ultimately, its bankruptcy filing. That cast a pall over the entire CLEC sector, causing holdings such as WinStar and XO Communications (formerly Nextlink) to stumble. The overall weakness in the market hurt all companies that had significant capital needs, including international cable companies such as UnitedGlobalCom and NTL. In addition, companies that provide digital subscriber lines (DSL) - such as Covad Communications, Rhythms NetConnections and NorthPoint - also suffered substantial losses. While the demand for their services remained strong, they encountered trouble when some of the Internet service providers that distribute their services experienced difficulties.

Q. Where were the bright spots during the year?

A. Health care and energy were the best-performing sectors during the year. The bonds of HMO Oxford Health performed quite well when it posted strong gains thanks to control of its administrative and medical costs. In addition, the fund's holdings in kidney dialysis service provider Total Renal Care performed well when new management successfully turned the company around. Our stock holdings in Allied Waste, a large solid waste company, also did well thanks to its improving financial results.

Q. What's ahead for the high-yield market?

A. Considering how difficult last year was, it may be surprising that I'm very optimistic about 2001. The average high-yield bond is selling in the high 70s as a percentage of par - or face - value, with yields nearing 9% more than U.S. Treasury securities. These factors and others indicate that the market anticipates a tough time ahead, both from an economic and individual company standpoint. But many high-yield bonds are poised to do well if market conditions improve, as I believe they will. The market currently forecasts a default rate that exceeds the rate experienced in 1991 when we were in the midst of a recession and suffering through the bankruptcy of the largest high-yield dealer in the marketplace. In my view, bonds are priced with the worst-case scenario in mind. Actions by the Federal Reserve Board to cut interest rates should be very positive for the high-yield market, improving confidence and making credit more readily available.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high level of current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2000, more than $1.6 billion

Manager: Barry Coffman, since 1990; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Corporate Bonds - 68.6%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 2.5%
HEALTH - 0.9%
Medical Facilities Management - 0.9%
Total Renal Care Holdings, Inc.:
7% 5/15/09 (f)	B3	$ 13,370,000	$ 11,097,100
7% 5/15/09	B3	5,000,000	4,150,000
			15,247,100
MEDIA & LEISURE - 1.6%
Broadcasting - 1.6%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	Caa2	35,665,000	26,659,588
TOTAL CONVERTIBLE BONDS			41,906,688
Nonconvertible Bonds - 66.1%
BASIC INDUSTRIES - 7.0%
Chemicals & Plastics - 4.9%
Acetex Corp. yankee 9.75% 10/1/03	B3	4,000,000	3,640,000
Avecia Group PLC 11% 7/1/09	B2	8,470,000	8,385,300
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	3,000,000
Georgia Gulf Corp. 10.375% 11/1/07	B1	3,470,000	3,227,100
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	10,240,000	6,041,600
9.5% 7/1/07 (f)	B2	33,195,000	19,585,050
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	12,390,000	11,894,400
Huntsman ICI Holdings LLC 0% 12/31/09	B3	21,602,000	5,940,550
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3	3,740,000	3,627,800
Series B, 9.875% 5/1/07	Ba3	9,420,000	9,090,300
10.875% 5/1/09	B2	6,005,000	5,644,700
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	6,328,000	3,164,000
			83,240,800
Metals & Mining - 0.2%
Kaiser Aluminum & Chemical Corp. 9.875% 2/15/02	B2	3,660,000	3,220,800
Packaging & Containers - 1.5%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	14,080,000	8,729,600
9.75% 6/15/07	Caa1	7,285,000	4,589,550
Packaging Corp. of America 9.625% 4/1/09	B1	12,050,000	12,441,625
			25,760,775

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper & Forest Products - 0.4%
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	$ 4,915,000	$ 3,882,850
Riverwood International Corp. 10.25% 4/1/06	B3	1,920,000	1,910,400
Stone Container Corp. 12.58% 8/1/16 (g)	B2	1,150,000	1,161,500
			6,954,750
TOTAL BASIC INDUSTRIES			119,177,125
CONSTRUCTION & REAL ESTATE - 1.9%
Building Materials - 0.8%
American Standard, Inc. 7.375% 4/15/05	Ba2	8,425,000	8,151,188
International Utility Structures, Inc. 10.75% 2/1/08	Caa1	9,200,000	5,060,000
			13,211,188
Real Estate - 1.1%
LNR Property Corp.:
9.375% 3/15/08	B1	13,465,000	12,185,825
10.5% 1/15/09	B1	7,040,000	6,652,800
			18,838,625
TOTAL CONSTRUCTION & REAL ESTATE			32,049,813
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Polymer Group, Inc.:
8.75% 3/1/08	B3	940,000	601,600
9% 7/1/07	B3	5,125,000	3,382,500
			3,984,100
ENERGY - 4.1%
Coal - 0.5%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	7,680,000	7,641,600
Energy Services - 0.6%
Cliffs Drilling Co.:
Series B, 10.25% 5/15/03	Ba3	3,160,000	3,239,000
Series D, 10.25% 5/15/03	Ba3	2,500,000	2,562,500
DI Industries, Inc. 8.875% 7/1/07	B1	960,000	931,200
Ocean Rig Norway AS 10.25% 6/1/08	B3	4,550,000	3,958,500
			10,691,200
Oil & Gas - 3.0%
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	3,670,000	3,596,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Chesapeake Energy Corp.:
Series B:
7.875% 3/15/04	B2	$ 4,086,000	$ 3,963,420
9.625% 5/1/05	B2	9,460,000	9,696,500
8.5% 3/15/12	B2	2,635,000	2,397,850
9.125% 4/15/06	B2	4,555,000	4,600,550
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	9,820,000	9,844,550
9.25% 4/1/07	B2	1,480,000	1,498,500
Nuevo Energy Co. 9.375% 10/1/10 (f)	B1	2,000,000	2,000,000
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,860,000	5,830,700
Series D, 10.25% 3/15/06	B2	4,585,000	4,562,075
10.25% 3/15/06 (f)	B2	3,020,000	3,050,200
			51,040,945
TOTAL ENERGY			69,373,745
FINANCE - 0.2%
Credit & Other Finance - 0.2%
Delta Financial Corp. 9.5% 8/1/04	Caa2	1,350,000	607,500
Metris Companies, Inc. 10.125% 7/15/06	Ba3	2,805,000	2,356,200
PX Escrow Corp. 0% 2/1/06 (d)	Caa1	3,190,000	797,500
			3,761,200
Insurance - 0.0%
Conseco, Inc. 8.75% 2/9/04	B1	960,000	672,000
TOTAL FINANCE			4,433,200
HEALTH - 0.6%
Medical Facilities Management - 0.6%
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	11,630,000	1,163
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1	4,020,000	4,356,675
8.125% 12/1/08	Ba3	1,080,000	1,085,400
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	3,640,000	3,849,300
			9,292,538

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Industrial Machinery & Equipment - 0.3%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	$ 2,800,000	$ 1,344,000
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa3	11,470,000	458,800
Thermadyne Manufacturing LLC 9.875% 6/1/08	Caa2	4,130,000	2,684,500
Tokheim Corp. 11.375% 8/1/08 (c)	-	9,030,000	1,219,050
			5,706,350
Pollution Control - 2.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,870,000	1,795,200
10% 8/1/09	B2	29,250,000	27,495,000
Envirosource, Inc.:
Series B, 9.75% 6/15/03	Caa3	4,900,000	1,470,000
9.75% 6/15/03	Caa3	16,511,000	4,953,300
			35,713,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			41,419,850
MEDIA & LEISURE - 20.2%
Broadcasting - 15.4%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	11,160,000	10,099,800
10.25% 1/15/10	B2	6,385,000	6,241,338
Citadel Broadcasting Co. 9.25% 11/15/08	B3	3,110,000	2,993,375
Diamond Cable Communications PLC yankee:
0% 2/15/07 (d)	B2	12,341,000	7,836,535
11.75% 12/15/05	B2	9,875,000	8,640,625
Earthwatch, Inc. 0% 7/15/07 (d)	-	16,560,000	9,936,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	18,285,000	17,827,875
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	9,125,000	7,071,875
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (d)	B2	210,000	180,600
Golden Sky DBS, Inc. 0% 3/1/07 (d)	Caa1	20,640,000	11,455,200
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	1,945,000	1,264,250
International Cabletel, Inc. Series B, 0% 2/1/06 (d)	B2	24,504,000	21,318,480
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
LIN Holdings Corp. 0% 3/1/08 (d)	B3	$ 8,678,000	$ 6,204,770
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa2	9,320,000	699,000
NTL Communications Corp. 11.5% 10/1/08	B3	10,080,000	8,870,400
NTL, Inc. 0% 4/1/08 (d)	B3	10,900,000	5,995,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	4,851,625
Pegasus Communications Corp.:
9.625% 10/15/05	B3	3,655,000	3,408,288
9.75% 12/1/06	B3	1,190,000	1,109,675
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	20,460,000	12,889,800
11.28% 6/30/04 (f)(g)	B1	10,954,000	9,584,750
Spectrasite Holdings, Inc.:
0% 4/15/09 (d)	B3	19,720,000	10,747,400
10.75% 3/15/10	B3	3,270,000	2,910,300
12.5% 11/15/10 (f)	B3	4,000,000	3,960,000
Telewest PLC 11% 10/1/07	B1	19,442,000	16,963,145
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	40,240,000	26,960,800
Series D, 0% 5/15/06 (d)	B2	5,620,000	3,765,400
United International Holdings, Inc. 0% 2/15/08 (d)	B3	41,521,000	17,854,030
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	23,795,000	6,900,550
10.875% 8/1/09	B2	13,240,000	8,473,600
11.25% 2/1/10	B2	6,005,000	3,903,250
11.5% 2/1/10	B2	1,210,000	810,700
			261,728,436
Entertainment - 2.3%
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa2	11,875,000	4,750,000
Mandalay Resort Group:
9.5% 8/1/08	Ba2	4,000,000	4,000,000
10.25% 8/1/07	Ba3	7,600,000	7,505,000
MGM Mirage, Inc. 9.75% 6/1/07	Ba2	5,940,000	6,207,300

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	$ 8,080,000	$ 8,140,600
Premier Parks, Inc. 9.25% 4/1/06	B3	8,495,000	8,112,725
			38,715,625
Lodging & Gaming - 1.8%
Circus Circus Enterprises, Inc. 9.25% 12/1/05	Ba3	1,180,000	1,156,400
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	6,250,000	5,687,500
HMH Properties, Inc. Series A, 7.875% 8/1/05	Ba2	2,965,000	2,846,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	8,070,000	7,827,900
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,060,000	5,938,800
Station Casinos, Inc. 8.875% 12/1/08	B1	595,000	583,100
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	6,195,000	6,164,025
			30,204,125
Restaurants - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	11,925,000	10,911,375
NE Restaurant, Inc. 10.75% 7/15/08	B3	1,520,000	912,000
			11,823,375
TOTAL MEDIA & LEISURE			342,471,561
NONDURABLES - 0.5%
Household Products - 0.5%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	9,120,000	3,420,000
AKI, Inc. 10.5% 7/1/08	B2	6,960,000	5,359,200
			8,779,200
RETAIL & WHOLESALE - 0.8%
Apparel Stores - 0.6%
Mothers Work, Inc. 12.625% 8/1/05	B3	12,545,000	10,914,150
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	18,870,000	188,700
			11,102,850
Drug Stores - 0.2%
Rite Aid Corp. 10.5% 9/15/02 (f)	Caa1	4,285,000	2,785,250
Grocery Stores - 0.0%
Jitney-Jungle Stores of America, Inc. 12% 3/1/06 (c)	-	2,590,000	19,425
TOTAL RETAIL & WHOLESALE			13,907,525
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - 1.5%
Leasing & Rental - 0.0%
United Rentals, Inc. 9% 4/1/09	B2	$ 590,000	$ 438,075
Printing - 1.2%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	19,846,200
Services - 0.3%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	2,470,000	172,900
Apcoa, Inc. 9.25% 3/15/08	Caa1	17,070,000	5,462,400
			5,635,300
TOTAL SERVICES			25,919,575
TECHNOLOGY - 4.2%
Computer Services & Software - 2.2%
Colo.com 13.875% 3/15/10 unit (f)	-	12,770,000	8,045,100
Concentric Network Corp. 12.75% 12/15/07	B	12,760,000	10,973,600
Covad Communications Group, Inc.:
12% 2/15/10	Caa1	4,805,000	1,129,175
12.5% 2/15/09	Caa1	7,684,000	1,921,000
Exodus Communications, Inc.:
10.75% 12/15/09	B3	9,685,000	8,232,250
11.625% 7/15/10 (f)	B3	8,430,000	7,502,700
			37,803,825
Computers & Office Equipment - 0.3%
Globix Corp. 12.5% 2/1/10	B-	14,995,000	5,248,250
Electronic Instruments - 0.8%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	15,085,000	12,973,100
Electronics - 0.9%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,040,000	2,508,000
Knowles Electronics Holdings, Inc. 13.125% 10/15/09	B3	3,500,000	3,255,000
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	10,000,000	8,200,000
Viasystems, Inc. 9.75% 6/1/07	B3	2,000,000	1,580,000
			15,543,000
TOTAL TECHNOLOGY			71,568,175

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TRANSPORTATION - 0.2%
Railroads - 0.2%
Kansas City Southern Railway Co. 9.5% 10/1/08 (f)	Ba2	$ 3,070,000	$ 3,146,750
UTILITIES - 22.3%
Cellular - 10.9%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	8,870,000	5,011,550
Crown Castle International Corp.:
0% 11/15/07 (d)	B3	8,025,000	6,319,688
10.75% 8/1/11	B3	6,195,000	6,442,800
Dobson Communications Corp. 10.875% 7/1/10	B3	9,805,000	9,608,900
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	20,325,000	20,020,125
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	30,735,000	18,441,000
Metrocall, Inc.:
9.75% 11/1/07	B3	4,200,000	798,000
10.375% 10/1/07	B3	11,330,000	2,152,700
11% 9/15/08	B3	2,280,000	433,200
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	34,520,000	27,098,200
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	13,514,250
12% 11/1/08	B1	2,495,000	2,619,750
Nextel International, Inc.:
0% 4/15/08 (d)	Caa1	21,475,000	10,737,500
12.75% 8/1/10 (f)	Caa1	17,525,000	14,107,625
Orbital Imaging Corp.:
11.625% 3/1/05	CCC	7,110,000	1,208,700
11.625% 3/1/05	CCC	3,680,000	625,600
Orion Network Systems, Inc.:
0% 1/15/07 (d)	B2	9,030,000	2,257,500
11.25% 1/15/07	B2	5,800,000	1,856,000
PageMart Nationwide, Inc. 15% 2/1/05	B3	23,040,000	13,824,000
ProNet, Inc. 11.875% 6/15/05	B3	1,180,000	295,000
TeleCorp PCS, Inc. 0% 4/15/09 (d)	B3	11,905,000	8,125,163
Telesystem International Wireless, Inc. yankee:
Series B, 0% 6/30/07 (d)	Caa1	20,940,000	8,585,400
0% 11/1/07 (d)	Caa1	21,630,000	6,705,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Tritel PCS, Inc. 0% 5/15/09 (d)	B3	$ 4,175,000	$ 2,839,000
Triton PCS, Inc. 0% 5/1/08 (d)	B3	920,000	726,800
			184,353,751
Electric Utility - 1.8%
AES Corp.:
8.5% 11/1/07	Ba3	4,740,000	4,574,100
8.75% 12/15/02	Ba1	7,000,000	7,035,000
9.375% 9/15/10	Ba1	10,770,000	11,012,325
CMS Energy Corp. 9.875% 10/15/07	Ba3	7,945,000	8,262,800
			30,884,225
Telephone Services - 9.6%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	11,359,000	7,014,183
Asia Global Crossing Ltd. 13.375% 10/15/10 (f)	B2	8,880,000	7,659,000
AXXENT, Inc. 15% 12/30/04 (h)	-	17,227,552	11,197,909
Bestel SA de CV 0% 5/15/05 (d)	-	5,075,000	2,943,500
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	41,865,000	3,767,850
Flag Telecom Holdings Ltd. 11.625% 3/30/10	B2	4,000,000	3,120,000
Global Crossing Holdings Ltd. 9.5% 11/15/09	Ba2	9,620,000	9,090,900
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	14,940,000	11,055,600
12% 11/1/07	Caa1	3,600,000	1,728,000
12.25% 9/1/04	B3	4,680,000	3,650,400
ICG Holdings, Inc.:
0% 5/1/06 (c)(d)	Ca	7,545,000	754,500
13.5% 9/15/05 (c)	Ca	21,190,000	2,330,900
ICG Services, Inc.:
0% 2/15/08 (c)(d)	Ca	22,030,000	1,762,400
0% 5/1/08 (c)(d)	Ca	2,890,000	231,200
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (f)	B1	6,395,000	6,602,838
Intermedia Communications, Inc.:
0% 7/15/07 (d)	B2	7,235,000	4,341,000
8.6% 6/1/08	B2	450,000	315,000
8.875% 11/1/07	B2	1,130,000	791,000
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	25,355,000	2,852,438
13.5% 5/15/09	Caa2	7,875,000	2,283,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	$ 16,175,000	$ 13,587,000
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	10,025,000	4,060,125
10.75% 11/15/08	B3	4,450,000	3,671,250
10.75% 6/1/09	B2	6,580,000	5,428,500
Pathnet, Inc. 12.25% 4/15/08	-	20,255,000	2,025,500
Rhythms NetConnections, Inc.:
Series B:
0% 5/15/08 (d)	Caa1	20,810,000	2,705,300
14% 2/15/10	Caa1	7,810,000	2,108,700
12.75% 4/15/09	Caa1	8,475,000	2,457,750
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	Caa3	6,406,000	320,300
RSL Communications PLC 9.875% 11/15/09	Caa3	6,815,000	340,750
Teligent, Inc. 11.5% 12/1/07	Caa1	12,310,000	1,600,300
WinStar Communications, Inc.:
0% 4/15/10 (d)	B3	20,039,000	6,011,700
12.5% 4/15/08	B3	21,685,000	15,396,350
12.75% 4/15/10	B3	22,308,000	15,615,600
Worldwide Fiber, Inc. 12% 8/1/09	B3	5,780,000	4,277,200
			163,098,693
TOTAL UTILITIES			378,336,669
TOTAL NONCONVERTIBLE BONDS			1,123,859,826
TOTAL CORPORATE BONDS (Cost $1,611,694,907)			1,165,766,514
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $3,223,982)	Ba2	2,920,000	2,087,800
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (f)	Ba1	4,750,000	3,418,516
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	4,853,632	4,874,867
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.375% 4/25/21 (g)	Caa1	$ 2,245,825	$ 1,796,660
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (f)	-	1,350,000	113,805
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3172% 11/18/31 (f)(g)	Ba1	4,500,000	3,607,031
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30	BB	4,500,000	3,637,969
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30	BB+	2,553,000	1,824,597
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (f)(g)	-	2,200,000	2,053,563
Series 1998-ST1A Class B1A, 9.3698% 1/15/03 (f)(g)	-	4,000,000	4,268,125
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	2,600,000	2,137,586
Series 1995-C1 Class F, 7.375% 9/25/24 (f)	-	2,000,000	1,684,141
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,511,704)			29,416,860
Common Stocks - 5.3%
	Shares
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	340	680
Iron & Steel - 0.0%
AK Steel Holding Corp.	6,500	56,875
Packaging & Containers - 0.5%
Packaging Corp. of America	464,200	7,485,225
TOTAL BASIC INDUSTRIES		7,542,780
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
International Utility Structures, Inc. unit (a)	2,500	1,125,000
Real Estate - 0.3%
LNR Property Corp.	248,600	5,469,200

	Shares	Value (Note 1)
Real Estate Investment Trusts - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	$ 1
Class B (h)	19,817	0
		1
TOTAL CONSTRUCTION & REAL ESTATE		6,594,201
DURABLES - 0.3%
Textiles & Apparel - 0.3%
Arena Brands Holdings Corp. Class B (a)	48,889	1,222,225
Polymer Group, Inc.	628,300	3,377,113
		4,599,338
ENERGY - 0.8%
Oil & Gas - 0.8%
Plains Resources, Inc. (a)	674,400	14,246,700
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Arcadia Financial Ltd. warrants 3/15/07 (a)	498	1
Delta Financial Corp. warrants 12/31/10 (a)	14,310	143
		144
Securities Industry - 0.0%
ECM Corp. LP (f)	3,000	252,000
TOTAL FINANCE		252,144
HEALTH - 0.0%
Medical Equipment & Supplies - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	0
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Industrial Machinery & Equipment - 0.1%
Terex Corp. (a)	90,000	1,456,875
Pollution Control - 0.7%
Allied Waste Industries, Inc. (a)	873,000	12,713,063
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		14,169,938
MEDIA & LEISURE - 1.1%
Broadcasting - 0.8%
Benedek Communications Corp. warrants 7/1/07 (a)	57,600	2,880
Citadel Communications Corp. (a)	152,400	1,828,800
CS Wireless Systems, Inc. (a)(f)	1,024	10
EchoStar Communications Corp. Class A (a)	456,700	10,389,925
Pegasus Communications Corp. (a)	50,000	1,287,500
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	26,805	26,805
		13,535,920
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - 0.3%
Six Flags, Inc. (a)	300,000	$ 5,156,250
Lodging & Gaming - 0.0%
Harrah's Entertainment, Inc. (a)	8,600	226,825
Motels of America, Inc. (a)	3,000	36,000
		262,825
TOTAL MEDIA & LEISURE		18,954,995
RETAIL & WHOLESALE - 0.6%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(e)	294,100	2,922,619
Mothers Work, Inc. (a)(h)	2,952	29,336
		2,951,955
Grocery Stores - 0.4%
Pathmark Stores, Inc. (a)	440,657	7,270,841
TOTAL RETAIL & WHOLESALE		10,222,796
TECHNOLOGY - 0.6%
Computer Services & Software - 0.0%
DecisionOne Corp. (a)	16,846	168
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	9,890	1
Class B warrants 4/18/07 (a)	17,041	2
Class C warrants 4/18/07 (a)	10,108	1
Vast Solutions, Inc.:
Class B1 (a)	12,160	122
Class B2 (a)	12,160	122
Class B3 (a)	12,160	122
		538
Computers & Office Equipment - 0.0%
Ampex Corp. Class A (a)	9,600	3,600
Electronics - 0.6%
Fairchild Semiconductor International, Inc. Class A (a)	750,000	10,828,125
Insilco Corp. warrants 8/15/07 (a)	7,380	7
		10,828,132
TOTAL TECHNOLOGY		10,832,270
UTILITIES - 0.2%
Cellular - 0.1%
Arch Wireless, Inc. (a)	256,040	160,025
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	45,930	68,895
warrants 1/15/07 (CV ratio .6) (a)	5,585	11,170
McCaw International Ltd. warrants 4/16/07 (a)(f)	42,305	423,050
WebLink Wireless, Inc. Class A (a)	273,934	941,648
		1,604,788

	Shares	Value (Note 1)
Telephone Services - 0.1%
AXXENT, Inc. Class B (a)	448,319	$ 352,866
Bestel SA de CV warrants 5/13/05 (a)(f)	8,075	888,250
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	12,650	25,300
Pathnet, Inc. warrants 4/15/08 (a)(f)	20,255	202,550
		1,468,966
TOTAL UTILITIES		3,073,754
TOTAL COMMON STOCKS (Cost $118,180,589)		90,488,916
Preferred Stocks - 12.5%

Convertible Preferred Stocks - 0.8%
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
Earthwatch, Inc. Series C, $0.2975 (f)	813,014	203,254
UTILITIES - 0.8%
Telephone Services - 0.8%
Global Crossing Ltd. $6.375	250,000	12,797,000
TOTAL CONVERTIBLE PREFERRED STOCKS		13,000,254
Nonconvertible Preferred Stocks - 11.7%
CONSTRUCTION & REAL ESTATE - 0.7%
Building Materials - 0.1%
International Utility Structures, Inc. $130.00 pay-in-kind (f)	921	414,450
Real Estate Investment Trusts - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	63,170
mezzanine (h)	79,800	1,039,804
senior (h)	79,800	9,499,254
		10,602,228
TOTAL CONSTRUCTION & REAL ESTATE		11,016,678
FINANCE - 0.5%
Insurance - 0.5%
American Annuity Group Capital Trust II $88.75	8,910	8,903,924
MEDIA & LEISURE - 2.5%
Broadcasting - 2.5%
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	200,061	21,006,405
Series M, $11.125 pay-in-kind	209,121	21,748,584
Granite Broadcasting Corp. $127.50 pay-in-kind	4,812	529,320
		43,284,309
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TECHNOLOGY - 0.0%
Computers & Office Equipment - 0.0%
Ampex Corp. 8% non-cumulative	410	$ 639,600
UTILITIES - 8.0%
Cellular - 4.3%
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	39,538	36,770,340
Series E, $111.25 pay-in-kind	43,620	36,204,600
		72,974,940
Telephone Services - 3.7%
Adelphia Business Solution, Inc. Series B, $128.75 pay-in-kind	3,183	700,260
e.spire Communications, Inc. $127.50 pay-in-kind	18,283	2,376,790
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	22,378	11,189,000
XO Communications, Inc.:
$135.00 pay-in-kind	25,905	10,362,000
$7.00 pay-in-kind	1,198,675	38,357,592
		62,985,642
TOTAL UTILITIES		135,960,582
TOTAL NONCONVERTIBLE PREFERRED STOCKS		199,805,093
TOTAL PREFERRED STOCKS (Cost $292,561,841)		212,805,347
Floating Rate Loans - 2.0%
Moody's Ratings (unaudited) (b)		Principal Amount
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Synthetic Industries, Inc. term loan 17% 6/14/08 (g)	-	$ 3,600,000	2,880,000
HEALTH - 0.1%
Medical Facilities Management - 0.1%
DaVita, Inc. term loan 10.5032% 3/31/06 (g)	Ba2	2,302,790	2,282,640
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Pollution Control - 0.8%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (g)	Ba3	6,603,304	6,273,139
Tranche C term loan 9.6896% 7/21/07 (g)	Ba3	7,923,968	7,527,770
			13,800,909

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (g)	Ba3	$ 2,500,000	$ 2,487,500
TECHNOLOGY - 0.1%
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (g)	-	1,984,314	1,984,314
UTILITIES - 0.6%
Cellular - 0.6%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (g)	B2	5,000,000	5,050,000
VoiceStream PCS Holding LLC Tranche B term loan 9.64% 2/25/09 (g)	B+	5,000,000	4,937,500
			9,987,500
TOTAL FLOATING RATE LOANS (Cost $33,976,660)			33,422,863
Cash Equivalents - 10.2%
	Maturity Amount
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01	$ 3,000,166	2,999,000
(U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01	169,993,428	169,879,000
TOTAL CASH EQUIVALENTS (Cost $172,878,000)		172,878,000
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,260,027,683)		1,706,866,300
NET OTHER ASSETS - (0.4)%		(7,324,640)
NET ASSETS - 100%		$ 1,699,541,660
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 112,038	$ -	$ 2,922,619

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $169,401,721 or 10.0%
of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Mothers Work, Inc.	6/18/98	$ 26,172
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,367,610,429 and $1,583,710,355.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $18,227 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule144A issues) amounted to $30,029,474 or 1.8% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $6,134,667. The weighted average interest rate was 6.62%. Interest earned from the interfund lending program amounted to $3,385 and is included in interest income on the Statement of Operations.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $10,243,000. The weighted average interest rate was 6.73%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	2.7
United Kingdom	2.5
Bermuda	2.0
Mexico	1.7
Luxembourg	1.6
Netherlands	1.1
Others (individually less than 1%)	0.2
100.0%
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.0%	BBB	0.0%
Ba	8.0%	BB	8.9%
B	45.2%	B	49.2%
Caa	13.4%	CCC	4.8%
Ca, C	0.3%	CC, C	0.0%
		D	0.4%
The percentage not rated by Moody's or S&P amounted to 3.4%. FMR has determined that unrated debt securities that are lower quality account for 3.3% of the total value of investment in securities.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,262,350,673. Net unrealized depreciation aggregated $555,484,373, of which $32,501,399 related to appreciated investment securities and $587,985,772 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $456,970,000 of which $78,331,000 and $378,639,000 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $172,878,000) (cost $2,260,027,683) - See accompanying schedule		$ 1,706,866,300
Cash		81,618
Receivable for investments sold		909,291
Receivable for fund shares sold		9,259,795
Dividends receivable		1,669,497
Interest receivable		33,004,370
Other receivables		257,620
Total assets		1,752,048,491
Liabilities
Payable for investments purchased	$ 23,028,672
Payable for fund shares redeemed	28,463,937
Accrued management fee	796,357
Distribution fees payable	19,345
Other payables and accrued expenses	198,520
Total liabilities		52,506,831
Net Assets		$ 1,699,541,660
Net Assets consist of:
Paid in capital		$ 2,419,459,983
Undistributed net investment income		308,860,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(475,617,452)
Net unrealized appreciation (depreciation) on investments		(553,161,383)
Net Assets		$ 1,699,541,660
Initial Class: Net Asset Value, offering price and redemption price per share ($1,467,250,179 ÷ 179,380,928 shares)		$8.18
Service Class: Net Asset Value, offering price and redemption price per share ($227,549,270 ÷ 27,906,721 shares)		$8.15
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,742,211 ÷ 583,022 shares)		$8.13

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,803,470
Interest		221,810,581
Total income		255,614,051
Expenses
Management fee	$ 12,209,629
Transfer agent fees	1,360,229
Distribution fees	254,922
Accounting fees and expenses	579,071
Non-interested trustees' compensation	9,908
Custodian fees and expenses	64,035
Registration fees	4,288
Audit	49,611
Legal	18,749
Interest	5,745
Miscellaneous	74,925
Total expenses before reductions	14,631,112
Expense reductions	(46,930)	14,584,182
Net investment income		241,029,869
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $45,477 on sales of investments in affiliated issuers)	(394,807,789)
Foreign currency transactions	(1,885)	(394,809,674)
Change in net unrealized appreciation (depreciation) on investment securities		(345,968,584)
Net gain (loss)		(740,778,258)
Net increase (decrease) in net assets resulting from operations		$ (499,748,389)
Other Information Expense reductions Directed brokerage arrangements		$ 31,769
Custodian credits		15,161
		$ 46,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 241,029,869	$ 247,259,596
Net realized gain (loss)	(394,809,674)	(96,179,624)
Change in net unrealized appreciation (depreciation)	(345,968,584)	55,361,896
Net increase (decrease) in net assets resulting from operations	(499,748,389)	206,441,868
Distributions to shareholders From net investment income	(160,774,241)	(232,085,602)
From net realized gain	-	(6,657,693)
In excess of net realized gain	-	(877,958)
Total distributions	(160,774,241)	(239,621,253)
Share transactions - net increase (decrease)	(151,517,210)	66,219,533
Total increase (decrease) in net assets	(812,039,840)	33,040,148
Net Assets
Beginning of period	2,511,581,500	2,478,541,352
End of period (including undistributed net investment income of $308,860,512 and $245,962,442, respectively)	$ 1,699,541,660	$ 2,511,581,500
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	68,262,740	$ 656,033,666	101,971,137	$ 1,140,554,728
Reinvested	13,813,362	144,073,366	20,936,841	226,536,621
Redeemed	(102,114,895)	(1,010,388,142)	(127,141,526)	(1,424,987,101)
Net increase (decrease)	(20,038,793)	$ (210,281,110)	(4,233,548)	$ (57,895,752)
Service Class Sold	14,344,038	$ 139,520,383	15,936,772	$ 177,176,136
Reinvested	1,603,673	16,694,232	1,211,540	13,084,632
Redeemed	(10,538,595)	(102,893,478)	(5,904,384)	(66,145,483)
Net increase (decrease)	5,409,116	$ 53,321,137	11,243,928	$ 124,115,285
Service Class 2 A Sold	583,490	$ 5,445,535
Reinvested	639	6,643
Redeemed	(1,107)	(9,415)
Net increase (decrease)	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 144,073,366		$ 219,412,458
Service Class		16,694,232		12,673,144
Service Class 2 A		6,643		-
Total		$ 160,774,241		$ 232,085,602
From net realized gain Initial Class		$ -		$ 6,294,147
Service Class		-		363,546
Service Class 2 A		-		-
Total		$ -		$ 6,657,693
In excess of net realized gain Initial Class		$ -		$ 830,017
Service Class		-		47,941
Service Class 2 A		-		-
Total		$ -		$ 877,958
		$ 160,774,241		$ 239,621,253

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050
Income from Investment Operations
Net investment income	1.123 D	1.095 D	1.111 D	1.124 D	.927
Net realized and unrealized gain (loss)	(3.513)	(.195)	(1.591)	.936	.643
Total from investment operations	(2.390)	.900	(.480)	2.060	1.570
Less Distributions
From net investment income	(.750)	(1.075) G	(.970)	(.890)	(.920)
From net realized gain	-	(.030) G	(.600)	(.110)	(.180)
In excess of net realized gain	-	(.005) G	-	-	-
Total distributions	(.750)	(1.110)	(1.570)	(1.000)	(1.100)
Net asset value, end of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Total Return B, C	(22.54)%	8.25%	(4.33)%	17.67%	14.03%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516	$ 1,588,822
Ratio of expenses to average net assets	.68%	.69%	.70%	.71%	.71%
Ratio of net investment income to average net assets	11.38%	9.80%	9.14%	8.88%	9.09%
Portfolio turnover rate	68%	82%	92%	118%	123%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income D	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.740)	(1.075) G	(.970)	-
From net realized gain	-	(.030) G	(.600)	-
In excess of net realized gain	-	(.005) G	-	-
Total distributions	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C	(22.68)%	8.08%	(4.34)%	1.42%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Ratio of expenses to average net assets	.78%	.79%	.82%	.81% A
Ratio of expenses to average net assets after expense reductions	.78%	.79%	.82%	.80% A, F
Ratio of net investment income to average net assets	11.28%	9.69%	9.51%	10.75% A
Portfolio turnover rate	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.140
Income from Investment Operations
Net investment income D	.936
Net realized and unrealized gain (loss)	(3.206)
Total from investment operations	(2.270)
Less Distributions
From net investment income	(.740)
Net asset value, end of period	$ 8.130
Total Return B, C	(21.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,742
Ratio of expenses to average net assets	1.01% A
Ratio of net investment income to average net assets	11.04% A
Portfolio turnover rate	68%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Initial Class	-9.30%	17.98%	16.95%
S&P 500 ®	-9.10%	18.33%	17.30%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on August 27, 1992, when the fund started. As the chart shows, by December 31, 2000 the value of the investment would have grown to $36,966 - a 269.66% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,896 - a 278.96% increase.

Investment Summary

Top Ten Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	4.0
Exxon Mobil Corp.	2.6
Pfizer, Inc.	2.5
Cisco Systems, Inc.	2.3
Citigroup, Inc.	2.2
Wal-Mart Stores, Inc.	2.0
Microsoft Corp.	2.0
American International Group, Inc.	1.9
Merck & Co., Inc.	1.8
Intel Corp.	1.7
23.0
Top Ten Market Sectors as of December 31, 2000
% of fund's net assets
Technology	21.9
Finance	17.4
Health	13.2
Utilities	9.7
Nondurables	6.5
Energy	6.5
Industrial Machinery & Equipment	6.0
Retail & Wholesale	5.8
Media & Leisure	3.9
Basic Industries	3.2

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
James Creighton, who oversees the Index 500
Portfolio's investment
management personnel
as Managing Director for Bankers Trust, sub-adviser of the fund

Q. How did the fund perform, Jim?

A. For the 12-month period that ended December 31, 2000, the fund closely tracked the -9.10% return of the Standard & Poor's 500 Index.

Q. How would you describe the market environment during the past year?

A. It was a challenging environment, one marked by historically high levels of volatility, rapid sector rotations and dramatic style shifts. Technology stocks took center stage early in the period, leading the market's narrow advances. Investors went on a speculative binge in the pursuit of growth, snapping up shares of those companies expected to fuel the new economy. However, the tech bubble burst entering the spring, as the threat of higher interest rates and a sudden loss of confidence in valuation levels sent investors fleeing for stability elsewhere in the market. Given its one-third weighting in technology at the time, the S&P 500 lost more than 11% of its value just weeks after reaching its all-time high on March 27. Bargain hunting buoyed tech stocks in late May and June, as investors - sensing a slowing economy and possibly an end to the Federal Reserve Board's yearlong tightening cycle - began to ease their way back into the market. Earnings worries related to a decelerating economy, however, tempered optimism surrounding rates and spawned confusion and persistent volatility during the summer months. With the Fed choosing not to raise rates in August, stocks staged a "relief rally," lifting the S&P 500 to within points of its record high. However, it was all downhill from there.

Q. What changed the tone in the market?

A. Historically high energy prices and a deeply depressed European currency combined to further dampen the economy and cast a pall over growth stocks. One by one, companies from every industry in the tech sector were belted for failing to meet the Street's earnings forecasts, proving that even tech stocks were not immune to slowdowns and interest-rate cycles. If economic uncertainty wasn't enough reason to keep investors on the sidelines, political uncertainty surrounding an unresolved presidential election further intensified the pessimism that pervaded the market during the fall. Value stocks gained market leadership, as investors poured into economically sensitive cyclical and defensive stocks. The top-performing sectors during the period reflect this style rotation, with health care, finance and energy all posting double-digit returns. However, that wasn't enough to overcome the downturn in the technology sector and prevent the index from posting its first down year in a decade.

Q. Along with technology, which areas of the market suffered the most?

A. First, let me illustrate just how bad it was for big-cap tech stocks during the period. In sharp contrast to 1999, when seven out of the top-10 contributors in the S&P were tech names, there were zero in 2000. In fact, there were only three in the index's top 50 - EMC, Nortel and Oracle. Conversely, there were plenty on the bottom of the list, namely Microsoft, Lucent, Cisco and America Online. Also bringing up the rear were traditional telephone utilities, such as AT&T and WorldCom, which suffered from pricing pressures and increased competition in the consumer long-distance market. A slowdown in advertising spending, among other things, weighed on media stocks, while moderating consumer spending plagued retailing issues.

Q. What drove the market's top sectors during the period?

A. The health sector shined, thanks to the strength of big drug stocks such as Merck, Pfizer and Eli Lilly, which benefited from industry consolidation, strong product pipelines and favorable legislation. In finance, it was the companies involved in higher-growth businesses that performed the best. Insurance stocks, including American International Group, and diversified financials, such as Citigroup, led the way during the period. Finally, energy stocks, particularly the services companies, benefited from a favorable global supply/demand picture.

Q. What's your outlook?

A. Recent economic data suggests that the economy may be slowing more than the Fed originally intended, which leads me to believe that interest-rate cuts could be on the horizon. Although generally positive for stocks, rate cuts usually take six to nine months to take effect in the economy. The prospect of lower rates, declining energy costs and higher stock prices should ultimately cause a gradual re-acceleration in both consumer and capital spending. However, until then, corporations may continue to disappoint on the earnings front, which could keep the markets off balance.

The views expressed in this report reflect those of Bankers Trust only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2000, more than $4.1 billion

Manager: Bankers Trust, since 1997

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.8%
Aerospace & Defense - 1.6%
BFGoodrich Co.	38,200	$ 1,389,525
Boeing Co.	320,068	21,124,488
Honeywell International, Inc.	320,625	15,169,570
ITT Industries, Inc.	32,900	1,274,875
Lockheed Martin Corp.	145,486	4,939,250
Northrop Grumman Corp.	24,100	2,000,300
Rockwell International Corp.	65,700	3,128,963
Textron, Inc.	51,600	2,399,400
United Technologies Corp.	164,700	12,949,538
		64,375,909
Defense Electronics - 0.1%
Raytheon Co. Class B	117,200	3,640,525
Ship Building & Repair - 0.1%
General Dynamics Corp.	69,600	5,428,800
TOTAL AEROSPACE & DEFENSE		73,445,234
BASIC INDUSTRIES - 3.2%
Chemicals & Plastics - 1.9%
Air Products & Chemicals, Inc.	80,200	3,288,200
Ashland, Inc.	24,800	890,072
Avery Dennison Corp.	39,100	2,145,613
Dow Chemical Co.	237,400	8,694,775
E.I. du Pont de Nemours and Co.	365,879	17,676,529
Eastman Chemical Co.	27,275	1,329,656
Engelhard Corp.	44,800	912,800
FMC Corp. (a)	10,700	767,056
Great Lakes Chemical Corp.	20,000	743,750
Hercules, Inc.	37,700	718,656
Newell Rubbermaid, Inc.	97,793	2,224,791
Pharmacia Corp.	452,523	27,603,903
PPG Industries, Inc.	60,800	2,815,800
Praxair, Inc.	55,300	2,453,938
Rohm & Haas Co.	76,136	2,764,689
Sealed Air Corp. (a)	29,360	895,480
Union Carbide Corp.	47,200	2,539,950
		78,465,658
Iron & Steel - 0.1%
Allegheny Technologies, Inc.	31,992	507,873
Crane Co.	22,500	639,844
Nucor Corp.	32,400	1,285,875
USX - U.S. Steel Group	33,000	594,000
Worthington Industries, Inc.	30,150	243,084
		3,270,676
Metals & Mining - 0.4%
Alcan Aluminium Ltd.	119,243	4,084,264
Alcoa, Inc.	299,004	10,016,634
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	55,200	472,650

	Shares	Value (Note 1)
Inco Ltd. (a)	64,436	$ 1,078,804
Phelps Dodge Corp.	28,857	1,610,581
		17,262,933
Packaging & Containers - 0.0%
Ball Corp.	9,930	457,401
Bemis Co., Inc.	15,300	513,506
Tupperware Corp.	19,400	396,488
		1,367,395
Paper & Forest Products - 0.8%
Boise Cascade Corp.	19,200	645,600
Georgia-Pacific Group	80,138	2,494,295
International Paper Co.	169,036	6,898,782
Kimberly-Clark Corp.	183,932	13,002,153
Louisiana-Pacific Corp.	40,600	411,075
Mead Corp.	35,100	1,101,263
Pactiv Corp. (a)	65,100	805,613
Potlatch Corp.	11,200	375,900
Temple-Inland, Inc.	19,400	1,040,325
Westvaco Corp.	31,050	906,272
Weyerhaeuser Co.	80,600	4,090,450
Willamette Industries, Inc.	36,000	1,689,750
		33,461,478
TOTAL BASIC INDUSTRIES		133,828,140
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.2%
Fortune Brands, Inc.	56,800	1,704,000
Masco Corp.	154,900	3,978,994
Sherwin-Williams Co.	57,800	1,520,863
Vulcan Materials Co.	35,300	1,689,988
		8,893,845
Construction - 0.1%
Centex Corp.	20,600	773,788
Kaufman & Broad Home Corp.	16,400	552,475
Massey Energy Corp.	3,930	50,108
Pulte Corp.	14,900	628,594
		2,004,965
TOTAL CONSTRUCTION & REAL ESTATE		10,898,810
DURABLES - 1.8%
Autos, Tires, & Accessories - 1.1%
AutoZone, Inc. (a)	48,250	1,375,125
Cooper Tire & Rubber Co.	28,100	298,563
Cummins Engine Co., Inc.	15,800	599,413
Dana Corp.	57,966	887,604
Danaher Corp.	49,300	3,370,888
Delphi Automotive Systems Corp.	197,835	2,225,644
Eaton Corp.	25,300	1,902,244
Ford Motor Co.	649,234	15,216,422
General Motors Corp.	195,078	9,936,786
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Autos, Tires, & Accessories - continued
Genuine Parts Co.	61,750	$ 1,617,078
Goodyear Tire & Rubber Co.	54,800	1,259,852
Johnson Controls, Inc.	29,400	1,528,800
Navistar International Corp. (a)	22,770	596,289
PACCAR, Inc.	27,890	1,373,583
TRW, Inc.	42,100	1,631,375
Visteon Corp.	54,894	631,281
		44,450,947
Consumer Durables - 0.4%
Minnesota Mining & Manufacturing Co.	138,400	16,677,200
Snap-On, Inc.	20,300	565,863
		17,243,063
Consumer Electronics - 0.1%
Black & Decker Corp.	30,300	1,189,275
Maytag Corp.	30,700	991,994
Whirlpool Corp.	23,600	1,125,425
		3,306,694
Home Furnishings - 0.0%
Leggett & Platt, Inc.	68,500	1,297,219
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	21,900	911,588
NIKE, Inc. Class B	98,200	5,480,788
Reebok International Ltd. (a)	19,800	541,332
VF Corp.	41,300	1,496,712
		8,430,420
TOTAL DURABLES		74,728,343
ENERGY - 6.5%
Energy Services - 0.8%
Baker Hughes, Inc.	114,630	4,764,309
Halliburton Co.	156,500	5,673,125
McDermott International, Inc.	19,200	206,400
Nabors Industries, Inc. (a)	50,517	2,988,081
Rowan Companies, Inc. (a)	31,800	858,600
Schlumberger Ltd. (NY Shares)	200,100	15,995,494
Transocean Sedco Forex, Inc.	73,006	3,358,276
		33,844,285
Oil & Gas - 5.7%
Amerada Hess Corp.	32,100	2,345,306
Anadarko Petroleum Corp.	86,219	6,128,447
Apache Corp.	42,200	2,956,638
Burlington Resources, Inc.	75,657	3,820,679
Chevron Corp.	224,700	18,973,106
Conoco, Inc. Class B	217,031	6,280,335
Devon Energy Corp.	43,800	2,670,486
EOG Resources, Inc.	43,100	2,357,031
Exxon Mobil Corp.	1,221,433	106,188,332
Kerr-McGee Corp.	32,394	2,168,373

	Shares	Value (Note 1)
Occidental Petroleum Corp.	127,900	$ 3,101,575
Phillips Petroleum Co.	88,600	5,039,125
Royal Dutch Petroleum Co. (NY Shares)	752,375	45,565,711
Sunoco, Inc.	31,200	1,051,050
Texaco, Inc.	191,900	11,921,788
The Coastal Corp.	74,400	6,570,450
Tosco Corp.	51,300	1,740,994
Unocal Corp.	84,250	3,259,422
USX - Marathon Group	107,700	2,988,675
		235,127,523
TOTAL ENERGY		268,971,808
FINANCE - 17.4%
Banks - 5.9%
AmSouth Bancorp.	133,400	2,034,350
Bank of America Corp.	577,640	26,499,235
Bank of New York Co., Inc.	270,100	14,906,144
Bank One Corp.	401,499	14,704,901
BB&T Corp.	137,200	5,119,275
Capital One Financial Corp.	69,400	4,567,388
Chase Manhattan Corp.	455,269	20,686,285
Comerica, Inc.	54,700	3,247,813
Fifth Third Bancorp	160,987	9,618,973
First Union Corp.	342,745	9,532,595
Firstar Corp.	340,442	7,915,277
FleetBoston Financial Corp.	313,083	11,760,180
Huntington Bancshares, Inc.	85,814	1,389,114
J.P. Morgan & Co., Inc.	58,600	9,698,300
KeyCorp	156,014	4,368,392
Mellon Financial Corp.	170,200	8,371,713
National City Corp.	214,642	6,170,958
Northern Trust Corp.	77,400	6,312,938
PNC Financial Services Group, Inc.	102,400	7,481,600
Regions Financial Corp.	74,000	2,021,125
SouthTrust Corp.	59,000	2,400,563
State Street Corp.	55,700	6,918,497
Summit Bancorp	61,300	2,340,894
SunTrust Banks, Inc.	104,800	6,602,400
Synovus Finanical Corp.	95,600	2,575,225
U.S. Bancorp	281,851	8,226,526
Union Planters Corp.	47,400	1,694,550
Wachovia Corp.	70,700	4,109,438
Wells Fargo & Co.	594,300	33,095,081
		244,369,730
Credit & Other Finance - 3.6%
American Express Co.	478,037	26,262,158
CIT Group, Inc. Class A	88,800	1,787,100
Citigroup, Inc.	1,766,881	90,221,361
Countrywide Credit Industries, Inc.	39,200	1,969,800
Household International, Inc.	164,182	9,030,010
MBNA Corp.	295,311	10,908,050
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Old Kent Financial Corp.	44,975	$ 1,967,656
Providian Financial Corp.	99,600	5,727,000
		147,873,135
Federal Sponsored Credit - 1.2%
Fannie Mae	352,900	30,614,075
Freddie Mac	241,900	16,660,863
USA Education, Inc.	55,700	3,787,600
		51,062,538
Insurance - 4.4%
Aetna, Inc. (a)	49,500	2,032,594
AFLAC, Inc.	92,200	6,655,688
Allstate Corp.	258,042	11,240,955
AMBAC Financial Group, Inc.	37,050	2,160,478
American General Corp.	85,652	6,980,638
American International Group, Inc.	812,768	80,108,446
Aon Corp.	102,325	3,504,631
CIGNA Corp.	55,200	7,302,960
Cincinnati Financial Corp.	55,900	2,211,544
Conseco, Inc.	113,216	1,493,036
Hartford Financial Services Group, Inc.	78,300	5,529,938
Jefferson-Pilot Corp.	36,800	2,750,800
Lincoln National Corp.	67,800	3,207,788
Loews Corp.	36,300	3,759,319
Marsh & McLennan Companies, Inc.	94,150	11,015,550
MBIA, Inc.	33,700	2,498,013
MetLife, Inc.	270,600	9,471,000
MGIC Investment Corp.	36,800	2,481,700
Progressive Corp.	24,700	2,559,538
SAFECO Corp.	45,800	1,505,675
The Chubb Corp.	63,400	5,484,100
The St. Paul Companies, Inc.	73,392	3,986,103
Torchmark Corp.	45,500	1,748,906
UnumProvident Corp.	83,138	2,234,334
		181,923,734
Savings & Loans - 0.4%
Charter One Financial, Inc.	76,335	2,204,173
Golden West Financial Corp.	56,400	3,807,000
Washington Mutual, Inc.	189,762	10,069,246
		16,080,419
Securities Industry - 1.9%
Bear Stearns Companies, Inc.	39,297	1,991,867
Charles Schwab Corp.	480,500	13,634,188
Franklin Resources, Inc.	86,100	3,280,410
Lehman Brothers Holdings, Inc.	83,900	5,673,738
Merrill Lynch & Co., Inc.	279,700	19,072,044
Morgan Stanley Dean Witter & Co.	396,612	31,431,501

	Shares	Value (Note 1)
Stilwell Financial, Inc.	77,200	$ 3,044,575
T. Rowe Price Group, Inc. (a)	41,400	1,749,797
		79,878,120
TOTAL FINANCE		721,187,676
HEALTH - 13.2%
Drugs & Pharmaceuticals - 9.1%
Allergan, Inc.	45,900	4,443,694
ALZA Corp. (a)	82,200	3,493,500
American Home Products Corp.	458,400	29,131,320
Amgen, Inc. (a)	361,800	23,132,588
Bausch & Lomb, Inc.	18,600	752,138
Biogen, Inc. (a)	52,500	3,153,281
Bristol-Myers Squibb Co.	685,300	50,669,369
Chiron Corp. (a)	64,200	2,856,900
Eli Lilly & Co.	394,692	36,731,024
Forest Laboratories, Inc. (a)	30,500	4,052,688
King Pharmaceuticals, Inc. (a)	57,024	2,947,428
Medimmune, Inc. (a)	72,600	3,462,112
Merck & Co., Inc.	815,300	76,332,463
Pfizer, Inc.	2,225,725	102,383,350
Quintiles Transnational Corp. (a)	41,400	866,813
Schering-Plough Corp.	511,600	29,033,300
Sigma-Aldrich Corp.	28,300	1,112,544
Watson Pharmaceuticals, Inc. (a)	35,100	1,796,681
		376,351,193
Medical Equipment & Supplies - 3.5%
Abbott Laboratories	541,400	26,224,063
Baxter International, Inc.	102,100	9,016,706
Becton, Dickinson & Co.	87,500	3,029,688
Biomet, Inc.	60,400	2,397,125
Boston Scientific Corp. (a)	145,000	1,984,688
C.R. Bard, Inc.	18,100	842,781
Cardinal Health, Inc.	97,950	9,758,269
Guidant Corp. (a)	107,000	5,771,313
Johnson & Johnson	492,300	51,722,269
McKesson HBOC, Inc.	98,048	3,518,943
Medtronic, Inc.	426,400	25,743,900
Millipore Corp.	15,500	976,500
St. Jude Medical, Inc. (a)	28,229	1,734,319
Stryker Corp.	69,000	3,490,710
		146,211,274
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	195,112	8,586,879
HEALTHSOUTH Corp. (a)	133,800	2,182,613
Humana, Inc. (a)	56,100	855,525
Manor Care, Inc. (a)	35,800	738,375
Tenet Healthcare Corp.	108,400	4,817,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
UnitedHealth Group, Inc.	112,600	$ 6,910,825
Wellpoint Health Networks, Inc. (a)	22,100	2,547,025
		26,638,267
TOTAL HEALTH		549,200,734
INDUSTRIAL MACHINERY & EQUIPMENT - 6.0%
Electrical Equipment - 4.4%
American Power Conversion Corp. (a)	70,000	866,250
Avaya, Inc. (a)	96,808	998,332
Emerson Electric Co.	149,800	11,806,113
General Electric Co.	3,441,379	164,971,055
Scientific-Atlanta, Inc.	55,500	1,807,219
Thomas & Betts Corp.	23,100	373,931
W.W. Grainger, Inc.	32,100	1,171,650
		181,994,550
Industrial Machinery & Equipment - 1.4%
Briggs & Stratton Corp.	8,000	355,000
Caterpillar, Inc.	123,100	5,824,169
Cooper Industries, Inc.	33,746	1,550,207
Deere & Co.	82,100	3,761,206
Dover Corp.	72,100	2,924,556
Illinois Tool Works, Inc.	104,100	6,200,456
Ingersoll-Rand Co.	56,700	2,374,313
Pall Corp.	43,100	918,569
Parker-Hannifin Corp.	38,925	1,717,566
The Stanley Works	31,100	969,931
Timken Co.	20,984	317,383
Tyco International Ltd.	613,363	34,041,647
		60,955,003
Pollution Control - 0.2%
Allied Waste Industries, Inc. (a)	59,800	870,838
Waste Management, Inc.	224,609	6,232,900
		7,103,738
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		250,053,291
MEDIA & LEISURE - 3.9%
Broadcasting - 1.2%
Clear Channel Communications, Inc. (a)	204,442	9,902,659
Comcast Corp. Class A (special) (a)	322,200	13,451,850
Time Warner, Inc.	468,140	24,455,634
		47,810,143
Entertainment - 1.3%
Carnival Corp.	214,000	6,593,875
Viacom, Inc. Class B (non-vtg.) (a)	529,793	24,767,823
Walt Disney Co.	719,200	20,811,850
		52,173,548
Leisure Durables & Toys - 0.2%
Brunswick Corp.	31,600	519,425

	Shares	Value (Note 1)
Harley-Davidson, Inc.	105,000	$ 4,173,750
Hasbro, Inc.	61,904	657,730
Mattel, Inc.	145,776	2,105,005
		7,455,910
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	36,700	967,963
Hilton Hotels Corp.	127,800	1,341,900
Marriott International, Inc. Class A	86,100	3,637,725
Starwood Hotels & Resorts Worldwide, Inc. unit	64,668	2,279,547
		8,227,135
Publishing - 0.5%
American Greetings Corp. Class A	24,300	229,331
Dow Jones & Co., Inc.	27,500	1,557,188
Gannett Co., Inc.	92,400	5,826,975
Harcourt General, Inc.	20,800	1,189,760
Knight-Ridder, Inc.	30,000	1,706,250
McGraw-Hill Companies, Inc.	68,700	4,027,538
Meredith Corp.	17,800	572,938
The New York Times Co. Class A	60,600	2,427,788
Tribune Co.	108,250	4,573,563
		22,111,331
Restaurants - 0.5%
Darden Restaurants, Inc.	46,900	1,072,838
McDonald's Corp.	463,000	15,742,000
Starbucks Corp. (a)	63,500	2,809,875
Tricon Global Restaurants, Inc. (a)	54,610	1,802,130
Wendy's International, Inc.	42,700	1,120,875
		22,547,718
TOTAL MEDIA & LEISURE		160,325,785
NONDURABLES - 6.5%
Beverages - 1.7%
Adolph Coors Co. Class B	12,200	979,813
Anheuser-Busch Companies, Inc.	315,100	14,337,050
Brown-Forman Corp. Class B (non-vtg.)	22,800	1,516,200
Coca-Cola Enterprises, Inc.	147,700	2,806,300
The Coca-Cola Co.	875,100	53,326,406
		72,965,769
Foods - 1.9%
Archer-Daniels-Midland Co.	218,954	3,284,310
Campbell Soup Co.	148,300	5,134,888
ConAgra Foods, Inc.	178,500	4,641,000
General Mills, Inc.	105,500	4,701,344
H.J. Heinz Co.	124,150	5,889,366
Hershey Foods Corp.	47,000	3,025,625
Kellogg Co.	139,500	3,661,875
PepsiCo, Inc.	501,300	24,845,681
Quaker Oats Co.	47,100	4,586,363
Ralston Purina Co.	105,200	2,748,350
Sara Lee Corp.	293,500	7,209,094
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - continued
Sysco Corp.	230,800	$ 6,924,000
Wm. Wrigley Jr. Co.	40,700	3,899,569
		80,551,465
Household Products - 2.0%
Avon Products, Inc.	83,900	4,016,713
Clorox Co.	81,300	2,886,150
Colgate-Palmolive Co.	201,900	13,032,645
Gillette Co.	366,100	13,225,363
International Flavors & Fragrances, Inc.	36,300	737,344
Procter & Gamble Co.	460,500	36,120,469
Unilever NV (NY Shares)	198,852	12,515,248
		82,533,932
Tobacco - 0.9%
Philip Morris Companies, Inc.	779,500	34,298,000
UST, Inc.	59,300	1,664,106
		35,962,106
TOTAL NONDURABLES		272,013,272
PRECIOUS METALS - 0.1%
Barrick Gold Corp.	137,000	2,248,913
Homestake Mining Co.	85,500	358,031
Newmont Mining Corp.	58,465	997,559
Placer Dome, Inc.	113,600	1,094,931
TOTAL PRECIOUS METALS		4,699,434
RETAIL & WHOLESALE - 5.8%
Apparel Stores - 0.3%
Gap, Inc.	295,275	7,529,513
The Limited, Inc.	149,780	2,555,621
TJX Companies, Inc.	108,100	2,999,775
		13,084,909
Drug Stores - 0.5%
CVS Corp.	136,200	8,163,488
Longs Drug Stores Corp.	13,100	316,038
Walgreen Co.	353,900	14,797,444
		23,276,970
General Merchandise Stores - 3.0%
Consolidated Stores Corp. (a)	36,800	391,000
Costco Wholesale Corp. (a)	154,878	6,185,440
Dillards, Inc. Class A	34,900	412,256
Dollar General Corp.	110,816	2,091,652
Federated Department Stores, Inc. (a)	70,800	2,478,000
JCPenney Co., Inc.	88,600	963,525
Kmart Corp. (a)	165,800	880,813
Kohls Corp. (a)	113,800	6,941,800
Nordstrom, Inc.	47,500	863,906
Sears, Roebuck & Co.	122,100	4,242,975
Target Corp.	312,000	10,062,000

	Shares	Value (Note 1)
The May Department Stores Co.	116,700	$ 3,821,925
Wal-Mart Stores, Inc.	1,578,700	83,868,438
		123,203,730
Grocery Stores - 0.6%
Albertson's, Inc.	148,981	3,947,997
Kroger Co. (a)	292,000	7,902,250
Safeway, Inc. (a)	172,000	10,750,000
SUPERVALU, Inc.	44,100	611,888
Winn-Dixie Stores, Inc.	49,700	962,938
		24,175,073
Retail & Wholesale, Miscellaneous - 1.4%
Alberto-Culver Co. Class B	18,500	792,031
Bed Bath & Beyond, Inc. (a)	95,800	2,143,525
Best Buy Co., Inc. (a)	70,800	2,093,025
Circuit City Stores, Inc. - Circuit City Group	70,800	814,200
Home Depot, Inc.	814,050	37,191,909
Lowe's Companies, Inc.	132,700	5,905,150
Office Depot, Inc. (a)	115,000	819,375
RadioShack Corp.	66,500	2,847,031
Staples, Inc. (a)	163,350	1,929,572
Tiffany & Co., Inc.	48,600	1,536,975
Toys 'R' Us, Inc. (a)	83,900	1,400,081
		57,472,874
TOTAL RETAIL & WHOLESALE		241,213,556
SERVICES - 0.6%
Advertising - 0.2%
Interpublic Group of Companies, Inc.	107,800	4,588,238
Omnicom Group, Inc.	62,200	5,154,825
		9,743,063
Leasing & Rental - 0.0%
Ryder System, Inc.	26,600	442,225
Printing - 0.1%
Deluxe Corp.	26,800	677,236
R.R. Donnelley & Sons Co.	45,500	1,228,500
		1,905,736
Services - 0.3%
Cendant Corp. (a)	241,541	2,324,832
Convergys Corp. (a)	54,100	2,451,406
Ecolab, Inc.	45,100	1,947,756
Fluor Corp. (a)	26,200	866,238
H&R Block, Inc.	35,200	1,456,400
Moody's Corp.	57,100	1,466,756
National Service Industries, Inc.	14,100	362,194
Robert Half International, Inc. (a)	63,400	1,680,100
		12,555,682
TOTAL SERVICES		24,646,706
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 21.9%
Communications Equipment - 4.5%
ADC Telecommunications, Inc. (a)	268,100	$ 4,859,313
Andrew Corp. (a)	30,812	670,161
Cabletron Systems, Inc. (a)	63,000	948,938
Cisco Systems, Inc. (a)	2,527,800	96,688,350
Comverse Technology, Inc. (a)	57,200	6,213,350
Corning, Inc.	326,500	17,243,281
Lucent Technologies, Inc.	1,178,806	15,913,881
Nortel Networks Corp.	1,090,880	34,976,340
Tellabs, Inc. (a)	143,200	8,090,800
		185,604,414
Computer Services & Software - 6.5%
Adobe Systems, Inc.	86,800	5,050,675
America Online, Inc. (a)	824,200	28,682,160
Autodesk, Inc.	21,000	565,688
Automatic Data Processing, Inc.	220,900	13,985,731
BMC Software, Inc. (a)	84,600	1,184,400
BroadVision, Inc. (a)	98,500	1,163,531
Ceridian Corp. (a)	51,200	1,020,800
Citrix Systems, Inc. (a)	62,700	1,410,750
Computer Associates International, Inc.	202,512	3,948,984
Computer Sciences Corp. (a)	58,900	3,541,363
Compuware Corp. (a)	124,900	780,625
Electronic Data Systems Corp.	163,300	9,430,575
Equifax, Inc.	48,400	1,388,475
First Data Corp.	145,200	7,650,225
IMS Health, Inc.	106,700	2,880,900
Intuit, Inc. (a)	72,000	2,839,500
Mercury Interactive Corp. (a)	27,800	2,508,950
Microsoft Corp. (a)	1,873,100	81,245,713
NCR Corp. (a)	33,700	1,655,513
Novell, Inc. (a)	115,300	601,722
Oracle Corp. (a)	1,968,600	57,212,438
Parametric Technology Corp. (a)	93,900	1,261,781
Paychex, Inc.	130,225	6,332,191
PeopleSoft, Inc. (a)	98,800	3,674,125
Sabre Holdings Corp. Class A	48,864	2,107,260
Sapient Corp. (a)	39,600	472,725
Siebel Systems, Inc. (a)	151,400	10,238,425
Unisys Corp. (a)	108,100	1,580,963
VERITAS Software Corp. (a)	137,000	11,987,500
Yahoo!, Inc. (a)	192,400	5,784,025
		272,187,713
Computers & Office Equipment - 5.0%
Adaptec, Inc. (a)	35,700	365,925
Apple Computer, Inc. (a)	118,700	1,765,663
Compaq Computer Corp.	600,662	9,039,963
Dell Computer Corp. (a)	904,600	15,773,963
EMC Corp. (a)	768,350	51,095,275
Gateway, Inc. (a)	111,800	2,011,282

	Shares	Value (Note 1)
Hewlett-Packard Co.	695,800	$ 21,961,188
International Business Machines Corp.	616,000	52,360,000
Lexmark International, Inc. Class A (a)	44,600	1,976,338
Network Appliance, Inc. (a)	109,700	7,041,369
Palm, Inc.	202,475	5,732,573
Pitney Bowes, Inc.	92,500	3,064,063
Sun Microsystems, Inc. (a)	1,128,700	31,462,513
Symbol Technologies, Inc.	51,700	1,861,200
Xerox Corp.	231,800	1,072,075
		206,583,390
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	158,020	8,651,595
Applera Corp. - Applied Biosystems Group	72,500	6,819,531
Applied Materials, Inc. (a)	284,200	10,852,888
KLA-Tencor Corp. (a)	64,200	2,162,738
Novellus Systems, Inc. (a)	45,601	1,638,786
PerkinElmer, Inc.	17,100	1,795,500
Tektronix, Inc.	32,700	1,101,581
Teradyne, Inc. (a)	60,200	2,242,450
Thermo Electron Corp. (a)	61,000	1,814,750
		37,079,819
Electronics - 4.9%
Advanced Micro Devices, Inc. (a)	111,600	1,541,475
Altera Corp. (a)	141,400	3,720,588
Analog Devices, Inc. (a)	125,000	6,398,438
Applied Micro Circuits Corp. (a)	104,300	7,827,389
Broadcom Corp. Class A (a)	82,400	6,921,600
Conexant Systems, Inc. (a)	79,400	1,220,775
Intel Corp.	2,364,400	71,079,775
JDS Uniphase Corp. (a)	337,391	14,064,987
Linear Technology Corp.	114,900	5,314,125
LSI Logic Corp. (a)	110,500	1,888,445
Maxim Integrated Products, Inc. (a)	99,200	4,743,000
Micron Technology, Inc. (a)	198,400	7,043,200
Molex, Inc.	69,300	2,460,150
Motorola, Inc.	764,315	15,477,379
National Semiconductor Corp. (a)	61,800	1,243,725
Power-One, Inc. (a)	26,600	1,045,713
QLogic Corp. (a)	31,800	2,448,600
Sanmina Corp. (a)	52,600	4,030,475
Solectron Corp. (a)	221,361	7,504,138
Texas Instruments, Inc.	607,298	28,770,743
Vitesse Semiconductor Corp. (a)	63,400	3,506,813
Xilinx, Inc. (a)	115,000	5,304,375
		203,555,908
Photographic Equipment - 0.1%
Eastman Kodak Co.	109,400	4,307,625
TOTAL TECHNOLOGY		909,318,869
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.7%
Air Transportation - 0.3%
AMR Corp.	51,300	$ 2,010,319
Delta Air Lines, Inc.	44,700	2,243,381
Southwest Airlines Co.	183,475	6,151,917
US Airways Group, Inc. (a)	24,800	1,005,950
		11,411,567
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	148,454	4,203,104
CSX Corp.	75,738	1,964,454
Norfolk Southern Corp.	128,400	1,709,325
Union Pacific Corp.	86,100	4,369,575
		12,246,458
Trucking & Freight - 0.1%
FedEx Corp. (a)	101,240	4,045,550
TOTAL TRANSPORTATION		27,703,575
UTILITIES - 9.7%
Cellular - 1.0%
ALLTEL Corp.	111,200	6,943,050
Nextel Communications, Inc. Class A (a)	267,500	6,620,625
QUALCOMM, Inc. (a)	262,000	21,533,125
Sprint Corp. - PCS Group Series 1 (a)	325,700	6,656,494
		41,753,294
Electric Utility - 2.6%
AES Corp. (a)	165,900	9,186,713
Allegheny Energy, Inc.	38,900	1,874,494
Ameren Corp.	45,800	2,121,113
American Electric Power Co., Inc.	112,937	5,251,571
Calpine Corp. (a)	92,418	4,164,586
Cinergy Corp.	52,813	1,855,057
CMS Energy Corp.	43,622	1,382,272
Consolidated Edison, Inc.	78,700	3,029,950
Constellation Energy Corp.	50,300	2,266,644
Dominion Resources, Inc.	83,057	5,564,819
DTE Energy Co.	52,900	2,059,794
Duke Energy Corp.	130,507	11,125,722
Edison International	115,200	1,800,000
Entergy Corp.	79,700	3,372,306
Exelon Corp.	112,700	7,912,667
FirstEnergy Corp.	76,700	2,420,844
FPL Group, Inc.	62,800	4,505,900
GPU, Inc.	39,900	1,468,819
Niagara Mohawk Holdings, Inc. (a)	62,600	1,044,638
NiSource, Inc.	78,247	2,406,095
PG&E Corp.	133,500	2,670,000

	Shares	Value (Note 1)
Pinnacle West Capital Corp.	30,000	$ 1,428,750
PPL Corp.	48,540	2,193,401
Progress Energy, Inc.	97,574	4,799,421
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	15,480
Public Service Enterprise Group, Inc.	75,400	3,666,325
Reliant Energy, Inc.	100,722	4,362,522
Southern Co.	224,800	7,474,600
TXU Corp.	91,300	4,045,731
XCEL Energy, Inc.	115,305	3,351,052
		108,821,286
Gas - 1.2%
Dynegy, Inc. Class A	111,419	6,246,428
El Paso Energy Corp.	80,500	5,765,813
Enron Corp.	265,700	22,086,313
KeySpan Corp.	45,100	1,911,113
Kinder Morgan, Inc.	40,400	2,108,375
NICOR, Inc.	16,300	703,956
ONEOK, Inc.	10,706	515,226
Peoples Energy Corp.	12,300	550,425
Sempra Energy	69,641	1,619,153
Williams Companies, Inc.	153,600	6,134,400
		47,641,202
Telephone Services - 4.9%
AT&T Corp.	1,310,148	22,681,937
BellSouth Corp.	653,600	26,756,750
CenturyTel, Inc.	48,500	1,733,875
Global Crossing Ltd. (a)	318,025	4,551,733
Qwest Communications International, Inc. (a)	588,160	24,114,560
SBC Communications, Inc.	1,200,070	57,303,343
Sprint Corp. - FON Group	307,400	6,244,063
Verizon Communications	944,234	47,329,729
WorldCom, Inc. (a)	1,001,755	14,087,180
		204,803,170
TOTAL UTILITIES		403,018,952
TOTAL COMMON STOCKS (Cost $2,774,784,431)		4,125,254,185
Convertible Preferred Stocks - 0.0%

UTILITIES - 0.0%
Electric Utility - 0.0%
NiSource, Inc. $2.60 SAILS (a) (Cost $34,434)	17,218	47,350
U.S. Treasury Obligations - 0.6%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 5.36% to 6.3% 1/4/01 to 3/29/01 (b) (Cost $24,373,149)	-	$ 24,618,000	$ 24,378,411
Cash Equivalents - 8.0%
	Shares
Bankers Trust Institutional Daily Assets Fund, 6.57% (c) (Cost $331,324,105)	331,324,105	331,324,105
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $3,130,516,119)		4,481,004,051
NET OTHER ASSETS - (8.0)%		(331,863,254)
NET ASSETS - 100%		$ 4,149,140,797
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 500 Stock Index Contracts	March 2001	$ 19,023,750	$ (139,392)
The face value of futures purchased as a percentage of net assets - 0.5%
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,378,411.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases of securities, other than short-term securities, aggregated $480,429,467. Sales of securities, other than short-term securities, aggregated $1,337,651,473, of which $1,105,950,791 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $53,833,587 on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $1,028,589,587 and $1,063,898,442, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Bankers Trust Company. The commissions paid to these affiliated firms were $0 and $34,914, respectively for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $322,823,479. The fund received cash collateral of $331,324,105 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,134,379,723. Net unrealized appreciation aggregated $1,346,624,328, of which $1,648,657,104 related to appreciated investment securities and $302,032,776 related to depreciated investment securities.

The fund hereby designates approximately $21,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $12,929,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $3,130,516,119) - See accompanying schedule		$ 4,481,004,051
Cash		36,461
Receivable for fund shares sold		6,666,090
Dividends receivable		3,469,570
Other receivables		45,557
Total assets		4,491,221,729
Liabilities
Payable for investments purchased	$ 7,829,380
Payable for fund shares redeemed	1,503,596
Accrued management fee	637,641
Payable for daily variation on futures contracts	410,603
Other payables and accrued expenses	375,607
Collateral on securities loaned, at value	331,324,105
Total liabilities		342,080,932
Net Assets		$ 4,149,140,797
Net Assets consist of:
Paid in capital		$ 2,766,129,586
Undistributed net investment income		44,119,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,457,049)
Net unrealized appreciation (depreciation) on investments		1,350,348,540
Net Assets		$ 4,149,140,797
Initial Class: Net Asset Value, offering price and redemption price per share ($4,148,727,817 ÷ 27,744,808 shares)		$149.53
Service Class: Net Asset Value, offering price and redemption price per share ($89,661 ÷ 599.9 shares)		$149.46
Service Class 2: Net Asset Value, offering price and redemption price per share ($323,319 ÷ 2,167.3 shares)		$149.18

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 52,788,646
Interest		4,201,935
Security lending		385,890
Total income		57,376,471
Expenses
Management fee	$ 11,346,273
Transfer agent fees	3,079,823
Distribution fees	343
Accounting fees	650,078
Non-interested trustees' compensation	16,114
Registration fees	59,131
Audit	62,896
Legal	33,617
Miscellaneous	218,152
Total expenses before reductions	15,466,427
Expense reductions	(2,271,492)	13,194,935
Net investment income		44,181,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,586,274
Foreign currency transactions	(569)
Futures contracts	(14,113,863)	48,471,842
Change in net unrealized appreciation (depreciation) on:
Investment securities	(537,752,200)
Futures contracts	(1,310,932)	(539,063,132)
Net gain (loss)		(490,591,290)
Net increase (decrease) in net assets resulting from operations		$ (446,409,754)
Other Information Expense reductions FMR reimbursement
Initial class		$ 2,243,429
Service class		24
Service class 2		271
Custodian credits		27,768
		$ 2,271,492

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 44,181,536	$ 51,674,088
Net realized gain (loss)	48,471,842	9,155,111
Change in net unrealized appreciation (depreciation)	(539,063,132)	832,662,055
Net increase (decrease) in net assets resulting from operations	(446,409,754)	893,491,254
Distributions to shareholders From net investment income	(51,736,686)	(39,106,912)
From net realized gain	(22,615,438)	(26,536,833)
Total distributions	(74,352,124)	(65,643,745)
Share transactions - net increase (decrease)	(868,832,015)	938,819,660
Total increase (decrease) in net assets	(1,389,593,893)	1,766,667,169
Net Assets
Beginning of period	5,538,734,690	3,772,067,521
End of period (including undistributed net investment income of $44,119,720 and $51,598,237, respectively)	$ 4,149,140,797	$ 5,538,734,690

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,463,215	$ 1,364,549,374	12,455,112	$ 1,868,929,324
Reinvested	477,249	74,350,653	468,884	65,643,745
Redeemed	(14,280,085)	(2,308,173,895)	(6,545,615)	(995,753,409)
Net increase (decrease)	(5,339,621)	$ (869,273,868)	6,378,381	$ 938,819,660
Service Class B Sold	600	$ 100,000
Reinvested	-	-
Redeemed	-	-
Net increase (decrease)	600	$ 100,000
Service Class 2 A Sold	2,387	$ 375,234
Reinvested	9	1,470
Redeemed	(229)	(34,851)
Net increase (decrease)	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 51,735,663		$ 39,106,912
Service Class B		-		-
Service Class 2 A		1,023		-
Total		$ 51,736,686		$ 39,106,912
From net realized gain Initial Class		$ 22,614,991		$ 26,536,833
Service Class B		-		-
Service Class 2 A		447		-
Total		$ 22,615,438		$ 26,536,833
		$ 74,352,124		$ 65,643,745

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71
Income from Investment Operations
Net investment income	1.51 D	1.64 D	1.65 D	1.80 D	1.04
Net realized and unrealized gain (loss)	(16.99)	26.88	29.70	26.67	15.55
Total from investment operations	(15.48)	28.52	31.35	28.47	16.59
Less Distributions
From net investment income	(1.67)	(1.40)	(1.36)	(1.03)	(.91)
From net realized gain	(.73)	(.95)	(3.15)	(2.09)	(2.34)
Total distributions	(2.40)	(2.35)	(4.51)	(3.12)	(3.25)
Net asset value, end of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Total Return B, C	(9.30)%	20.52%	28.31%	32.83%	22.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042	$ 823,243
Ratio of expenses to average net assets	.28% F	.28% F	.28% F	.28% F	.28% F
Ratio of net investment income to average net assets	.94%	1.09%	1.33%	1.74%	2.26%
Portfolio turnover rate	10%	8%	4%	9%	14%

Financial Highlights - Service Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 166.69
Income from Investment Operations
Net investment income D	.65
Net realized and unrealized gain (loss)	(17.88)
Total from investment operations	(17.23)
Net asset value, end of period	$ 149.46
Total ReturnB, C	(10.34)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 90
Ratio of expenses to average net assets	.38% A, F
Ratio of net investment income to average net assets	.84% A
Portfolio turnover rate	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 163.25
Income from Investment Operations
Net investment income D	1.04
Net realized and unrealized gain (loss)	(12.71)
Total from investment operations	(11.67)
Less Distributions
From net investment income	(1.67)
From net realized gain	(.73)
Total distributions	(2.40)
Net asset value, end of period	$ 149.18
Total Return B, C	(7.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 323
Ratio of expenses to average net assets	.53% A, F
Ratio of net investment income to average net assets	.69% A
Portfolio turnover rate	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Initial Class	11.22%	6.15%	7.68%
LB Aggregate Bond	11.63%	6.46%	7.96%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $20,964 - a 109.64% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,504 - a 115.04% increase.

Investment Summary

Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa	59.9
Aa	3.9
A	12.6
Baa	16.3
Ba and Below	0.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2000
Years	9.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	12.8
Utilities	5.8
Construction & Real Estate	3.1
Media & Leisure	2.4
Energy	1.4

Annual Report

Fund Talk: The Manager's Overview

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

(Portfolio Manager photograph)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Kevin?

A. For the 12 months that ended December 31, 2000, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 11.63%.

Q. How would you recap the investment-grade bond market in 2000?

A. In short, the more risk a security had, the worse it performed. So, it's no surprise that Treasuries, one of the few securities without credit risk, outperformed nearly all spread sectors - namely corporate, mortgage and agency securities - and most equities, for that matter, during the period. Early in the year, the U.S. government announced its intent to use federal government surplus funds to pay down the national debt by repurchasing outstanding long-term Treasury securities. The scarcity premium created by a dwindling supply of long-dated Treasuries sent prices soaring and yields plummeting. A series of interest-rate hikes levied by a highly restrictive Federal Reserve Board during the first half of the period aimed at taming inflationary pressures, coupled with persistent flights to safety from nervous equity investors, further bolstered the long bond. By mid-year, Treasuries continued to outperform, as it became increasingly clear that the economy was slowing. However, later in the period, most spread sectors attempted a comeback, which, along with the prospect of smaller government surpluses under a new presidential administration, helped narrow the performance gap relative to Treasuries. All told, investment-grade bonds had their best year since 1995.

Q. What drove fund performance during this time frame?

A. The fund's positioning in Treasuries had a positive impact on performance. Even though we were underweighted relative to the index at this time, we managed to gain ground by way of security selection. We benefited from adding long-term Treasuries and callable Treasuries in advance of the buybacks. We also executed some fairly successful trading strategies that capitalized on dramatic changes in the shape of the Treasury yield curve. Also, owning the right agencies helped, as these long-dated issues rebounded nicely during the period after struggling in the spring under a political cloud in Washington that threatened to strip Fannie Mae and Freddie Mac of their implicit government backing. Finally, the fund's seasoned discount mortgages - those created in 1996 and 1997 - benefited from strong housing turnover fueled by a robust economy. A red-hot housing market meant higher-than-normal prepayment activity, which resulted in a steady windfall for us as we got prepaid at par, or face value, while market prices were at discounts. However, late in the period when mortgage prices were above par, I scaled back modestly on the position due to higher prepayment risk as a result of falling mortgage rates.

Q. How about the fund's corporate bond holdings?

A. Although they posted positive returns, corporate bonds were plagued during the year by deteriorating credit conditions, a slumping stock market and growing supply pressures. While we held corporate bonds, we managed to curb the effects by maintaining a shorter duration early in the period when yield spreads widened the most. Anticipating a slowdown in the U.S. economy earlier in the year, I became much more defensive in terms of our corporate holdings, reducing our risk exposure through increased diversification. Although we weren't immune to a handful of bonds that performed poorly during the period, our positions were quite small, and this helped limit our downside. Despite the fact that most corporates lagged the rest of the market, tactical allocations to high-quality issuers within various subsectors, such as energy and media, aided relative performance. Moreover, by investing in corporate substitutes, including commercial mortgage-backed securities and Yankee bonds - dollar-denominated securities issued by foreign entities - we were able to further diversify the portfolio while increasing its return potential.

Q. What's your outlook?

A. I feel that investment-grade bonds should continue to produce reasonably attractive absolute returns in the coming months. I think there's a lot of value in the non-Treasury markets, especially in the corporate segment where prices haven't been this low in over a decade. By historical standards, investors are currently paid handsomely for taking on additional risk. Since it seems like it will be tougher to make money on Treasuries going forward and given the current credit environment, I plan to maintain a modest overweighting in corporate bonds - focusing on the more defensive sectors and adding to the fund's positions while valuations appear attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2000, more than $740 million

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.8%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	$ 705,000	$ 722,928
BASIC INDUSTRIES - 0.3%
Paper & Forest Products - 0.3%
Fort James Corp.:
6.5% 9/15/02	Baa3	2,000,000	1,934,220
6.625% 9/15/04	Baa3	350,000	325,997
			2,260,217
CONSTRUCTION & REAL ESTATE - 3.1%
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,314,930
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,519,650
			2,834,580
Real Estate Investment Trusts - 2.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	498,857
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	2,885,000	2,847,351
6.625% 2/15/05	Baa1	4,500,000	4,431,645
6.75% 2/15/08	Baa1	4,020,000	3,895,983
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	562,746
Spieker Properties LP:
6.75% 1/15/08	Baa2	7,000,000	6,779,010
6.8% 5/1/04	Baa2	705,000	704,161
			19,719,753
TOTAL CONSTRUCTION & REAL ESTATE			22,554,333
ENERGY - 1.4%
Oil & Gas - 1.4%
Anadarko Petroleum Corp.:
7% 11/15/27	Baa1	1,400,000	1,326,458
7.2% 3/15/29	Baa1	2,490,000	2,450,683
Apache Corp. 7.7% 3/15/26	A3	550,000	566,451
Apache Finance Property Ltd. 6.5% 12/15/07	A3	940,000	931,596
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,135,400
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,900,000	1,866,902
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,321,702
			10,599,192

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - 12.8%
Banks - 4.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	$ 1,000,000	$ 1,003,780
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,014,310
Bank of America Corp. 7.8% 2/15/10	Aa3	4,500,000	4,688,775
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	2,927,520
Bank One Capital III 8.75% 9/1/30	Aa3	1,200,000	1,173,228
Bank One Corp. 7.875% 8/1/10	A1	2,550,000	2,656,667
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	2,150,000	2,146,517
8.55% 9/29/49 (b)(c)	Aa2	2,360,000	2,464,194
Capital One Bank 6.375% 2/15/03	Baa2	930,000	908,182
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,177,951
FleetBoston Financial Corp. 7.25% 9/15/05	A2	1,695,000	1,753,393
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	254,958
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	271,393
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,605,243
7.125% 4/22/04	Baa2	250,000	249,268
7.375% 9/17/04	Baa2	1,320,000	1,320,304
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	342,506
6.875% 11/15/02	Baa2	1,750,000	1,751,068
Providian National Bank 6.75% 3/15/02	Baa3	3,000,000	2,966,490
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,100,000	1,196,712
Union Planters Corp. 6.75% 11/1/05	Baa2	400,000	397,616
Union Planters National Bank 6.81% 8/20/01	A3	500,000	500,110
			32,770,185
Credit & Other Finance - 7.7%
Abbey National Capital Trust I 8.963% 12/29/49 (b)	Aa3	2,205,000	2,274,766
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,051,515
Associates Corp. of North America:
6% 4/15/03	Aa3	1,150,000	1,146,447
6% 7/15/05	Aa3	2,500,000	2,464,150
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	$ 1,100,000	$ 1,133,781
CIT Group, Inc. 5.5% 2/15/04	A1	500,000	476,140
Citigroup, Inc. 7.25% 10/1/10	Aa3	2,900,000	2,996,077
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	250,000	248,583
ERP Operating LP:
6.55% 11/15/01	A3	1,150,000	1,148,620
7.1% 6/23/04	A3	1,000,000	1,004,950
First Security Capital I 8.41% 12/15/26	A3	235,000	218,668
Ford Motor Credit Co.:
7.5% 3/15/05	A2	7,000,000	7,174,090
7.875% 6/15/10	A2	370,000	380,608
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	500,000	513,440
7.625% 6/15/04	A2	2,000,000	2,055,740
7.75% 1/19/10	A2	1,300,000	1,341,626
GS Escrow Corp. 7.125% 8/1/05	Ba1	1,145,000	1,074,479
HSBC Capital Funding LP:
9.547% 12/31/49 (b)(c)	A1	2,600,000	2,852,330
10.176% 12/31/49 (b)(c)	A1	485,000	556,892
ING Capital Funding Trust III 8.439% 12/31/49 (e)	Aa3	2,550,000	2,588,531
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	970,000	955,935
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (c)	Baa1	1,300,000	1,349,504
7.9% 8/15/10 (c)	Baa1	1,100,000	1,152,008
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	1,480,000	1,418,240
5.875% 5/1/04	Baa1	1,080,000	1,037,113
6.875% 11/15/28	Baa1	5,100,000	4,123,809
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	805,950
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,900,000	2,852,875
6.75% 5/15/09	Baa1	785,000	736,683
U.S. West Capital Funding, Inc.:
6.5% 11/15/18	Baa1	660,000	582,839
6.875% 7/15/28	Baa1	205,000	181,052
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,684,160

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (b)(c)	A1	$ 900,000	$ 919,269
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,548,900
Verizon Global Funding Corp.:
6.75% 12/1/05 (c)	A1	3,055,000	3,064,165
7.75% 12/1/30 (c)	A1	2,020,000	2,072,480
			57,186,415
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	724,523
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	750,000	746,918
Securities Industry - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	A2	2,900,000	2,842,261
TOTAL FINANCE			94,270,302
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500,000	1,388,505
MEDIA & LEISURE - 2.4%
Broadcasting - 1.9%
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	2,100,000	1,975,995
Continental Cablevision, Inc. 8.3% 5/15/06	A3	810,000	841,266
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,874,836
TCI Communications, Inc. 9.8% 2/1/12	A3	1,915,000	2,178,236
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,619,985
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,337,538
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	3,000,000	2,993,550
			13,821,406
Entertainment - 0.3%
Viacom, Inc. 7.875% 7/30/30	A3	2,100,000	2,152,786
Publishing - 0.2%
News America, Inc. 7.3% 4/30/28	Baa3	2,310,000	1,861,467
TOTAL MEDIA & LEISURE			17,835,659
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	$ 1,270,000	$ 1,275,067
Tobacco - 0.2%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	1,800,000	1,752,426
TOTAL NONDURABLES			3,027,493
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,735,802
TECHNOLOGY - 1.2%
Computers & Office Equipment - 1.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	3,000,000	2,310,000
6.375% 11/30/01	Baa2	3,200,000	2,944,000
7.23% 8/16/01	Baa2	3,000,000	2,746,650
7.25% 9/1/02	Baa2	1,000,000	770,000
			8,770,650
TRANSPORTATION - 0.9%
Air Transportation - 0.3%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	200,754	198,687
Class C2, 7.434% 3/15/06	Baa1	550,000	549,211
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	352,386	350,818
7.57% 11/18/10	Aa2	465,000	494,165
7.92% 11/18/10	Aa3	500,000	531,960
			2,124,841
Railroads - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	2,992,890
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	1,700,000	1,727,030
			4,719,920
TOTAL TRANSPORTATION			6,844,761
UTILITIES - 5.8%
Electric Utility - 2.1%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,405,560
7.05% 12/11/07 (c)	Baa2	3,000,000	2,909,940

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	$ 1,010,000	$ 1,035,250
8.125% 6/15/10	Baa1	445,000	481,005
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	1,500,000	1,504,965
Florida Power & Light Co. 6.875% 12/1/05	Aa3	2,160,000	2,212,877
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,675,382
Nisource Finance Corp.:
7.625% 11/15/05 (c)	Baa2	1,800,000	1,870,303
7.875% 11/15/10 (c)	Baa2	2,120,000	2,231,669
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	194,094
			15,521,045
Gas - 0.7%
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,306,204
7.625% 11/15/10	A3	925,000	984,570
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	1,000,000	1,040,110
Sempra Energy 7.95% 3/1/10	A2	610,000	603,595
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,038,790
			4,973,269
Telephone Services - 3.0%
AT&T Corp. 6.5% 3/15/29	A2	2,845,000	2,273,923
British Telecommunications PLC:
7.625% 12/15/05	A2	3,000,000	3,029,760
8.625% 12/15/30	A2	3,600,000	3,627,036
Cable & Wireless Optus Ltd.:
8% 6/22/10 (c)	Baa1	1,000,000	1,096,360
8.125% 6/15/09 (c)	Baa1	3,000,000	3,289,680
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,730,000	1,685,262
Telefonica Europe BV 8.25% 9/15/30	A2	1,060,000	1,066,858
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,273,000	3,242,757
7.7% 7/20/29	Baa1	2,091,000	2,081,653
WorldCom, Inc. 6.95% 8/15/28	A3	1,175,000	986,189
			22,379,478
TOTAL UTILITIES			42,873,792
TOTAL NONCONVERTIBLE BONDS (Cost $212,838,859)			212,883,634
U.S. Government and Government Agency Obligations - 26.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 6.8%
Fannie Mae:
6% 12/15/05	Aaa	$ 2,405,000	$ 2,433,379
6.5% 4/29/09	Aaa	3,075,000	3,054,797
7% 7/15/05	Aaa	2,760,000	2,896,703
7.125% 6/15/10	Aaa	2,600,000	2,810,444
7.25% 1/15/10	Aaa	7,765,000	8,432,324
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,458
Federal Home Loan Bank 6.75% 2/1/02	Aaa	3,490,000	3,526,540
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,240,187
6.45% 4/29/09	Aaa	3,000,000	2,968,590
6.75% 3/15/31	Aaa	8,000,000	8,573,760
6.77% 9/15/02	Aaa	150,000	152,649
6.875% 1/15/05	Aaa	2,045,000	2,128,068
7% 7/15/05	Aaa	5,575,000	5,850,238
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	Aaa	1,419,994	1,515,191
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	295,017	300,395
Class 2-E, 9.4% 5/15/02	Aaa	105,439	107,347
Class 3-T, 9.625% 5/15/02	Aaa	7,267	7,414
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	3,556	3,511
Series 1993-D, 5.23% 5/15/05	Aaa	7,660	7,553
Series 1994-A, 7.12% 4/15/06	Aaa	5,631	5,825
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	5,628	5,849

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	$ 5,882	$ 5,895
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	89,425	90,327
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	101,250	100,337
6.86% 4/30/04	Aaa	802,142	814,659
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			50,042,440
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	14,170,000	15,412,142
6.625% 2/15/27	Aaa	2,500,000	2,855,475
8% 11/15/21	Aaa	9,150,000	11,840,649
8.875% 8/15/17	Aaa	1,305,000	1,773,782
12% 8/15/13	Aaa	20,280,000	28,651,787
14% 11/15/11	Aaa	1,465,000	2,097,235
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	510,000	495,893
5.5% 2/15/08	Aaa	1,400,000	1,425,368
5.625% 9/30/01	Aaa	3,750,000	3,748,238
5.75% 8/15/10	Aaa	900,000	943,173
6.5% 5/31/02	Aaa	31,140,000	31,607,100
7% 7/15/06	Aaa	35,250,000	38,367,510
U.S. Treasury Notes - Principal Strips 0% 5/15/02	Aaa	5,020,000	4,669,755
TOTAL U.S. TREASURY OBLIGATIONS			143,888,107
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $188,604,250)			193,930,547
U.S. Government Agency - Mortgage Securities - 31.9%

Fannie Mae - 26.5%
6% 2/1/13 to 2/1/29	Aaa	12,455,600	12,129,972
6.5% 2/1/10 to 10/1/30	Aaa	83,277,257	82,216,220
6.5% 1/1/31 (d)	Aaa	76,000	74,931
7% 12/1/24 to 3/1/29	Aaa	27,930,225	28,010,573
7.5% 7/1/07 to 11/1/29	Aaa	34,692,822	35,238,691
7.5% 1/1/31 (d)	Aaa	18,846,000	19,128,690
8% 3/1/23 to 6/1/30	Aaa	1,507,372	1,553,499
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
8% 1/1/31 (d)	Aaa	$ 17,820,000	$ 18,265,500
8.5% 3/1/25 to 6/1/25	Aaa	17,416	17,982
TOTAL FANNIE MAE			196,636,058
Freddie Mac - 1.1%
7.5% 10/1/30	Aaa	5,965,031	6,056,356
8.5% 3/1/20 to 1/1/28	Aaa	1,909,325	1,975,473
TOTAL FREDDIE MAC			8,031,829
Government National Mortgage Association - 4.3%
6% 8/15/08 to 5/15/09	Aaa	2,504,685	2,505,068
6.5% 10/15/27 to 12/15/28	Aaa	20,736,863	20,513,705
7.5% 3/15/06 to 10/15/28	Aaa	8,304,855	8,461,164
8% 2/15/17	Aaa	118,481	122,998
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			31,602,935
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $235,519,998)			236,270,822
Asset-Backed Securities - 3.4%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,496,715
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	872,988
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	3,990,625
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	830,000	832,464
6.4% 12/15/02	Aa2	480,000	481,950
7.03% 11/15/03	Aaa	209,000	211,874
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	6,912,500
Key Auto Finance Trust:
6.3% 10/15/03	A2	75,844	75,607
6.65% 10/15/03	Baa3	49,531	49,515
Premier Auto Trust 5.59% 2/9/04	Aaa	6,000,000	5,966,220
Railcar Trust 7.75% 6/1/04	Aaa	452,610	466,188

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	$ 2,255,000	$ 2,314,898
7.5% 11/15/07	A2	1,300,000	1,332,500
TOTAL ASSET-BACKED SECURITIES (Cost $24,961,370)			25,004,044
Commercial Mortgage Securities - 2.3%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1:
Class D, 7.12% 1/10/13 (c)	Aa1	2,100,000	2,099,836
Class E, 7.47% 1/10/13 (c)(e)	Baa1	2,650,000	2,649,793
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,062,229
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,170,902
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,000,000	3,206,361
Equitable Life Assurance Society of the United States:
Series 174 Class C1, 7.52% 5/15/06 (c)	A2	500,000	518,594
Series 961 Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	521,016
Fannie Mae sequential pay Series 1996-M5 Class A1, 7.141% 7/25/10 ACES	Aaa	58,822	59,824
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	2,000,000	2,057,500
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (c)(e)	Baa3	1,000,000	945,313
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,510,547
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $16,444,111)			16,801,915
Foreign Government and Government Agency Obligations (f) - 3.0%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
British Columbia Province yankee 7% 1/15/03	Aa2	$ 500,000	$ 510,025
Korean Republic yankee 8.75% 4/15/03	Baa2	775,000	805,605
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	510,615
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	255,145
7.5% 7/15/23	A2	8,550,000	9,104,981
7% 1/30/07	A2	1,000,000	1,038,310
7.5% 9/15/29	A2	6,480,000	6,915,456
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,212,000
9.875% 2/1/10	Baa3	2,290,000	2,464,040
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,486,078)			22,816,177
Supranational Obligations - 0.6%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	4,073,840
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.49%, dated 12/29/00 due 1/2/01 (Cost $54,751,000)	$ 54,790,464	54,751,000
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $759,580,506)		766,531,979
NET OTHER ASSETS - (3.6)%		(26,285,730)
NET ASSETS - 100%		$ 740,246,249
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,873,285 or 5.9% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	76.2%	AAA, AA, A	68.5%
Baa	16.3%	BBB	15.8%
Ba	0.1%	BB	1.1%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $984,514,096 and $957,050,571, respectively, of which long-term U.S. government and government agency obligations aggregated $777,713,796 and $740,822,478, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $17,520,200. The weighted average interest rate was 6.05%. Interest earned from the interfund lending program amounted to $29,446 and is included in interest income on the Statement of Operations.

The fund participated in the security lending program. At period end, there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $759,893,269. Net unrealized appreciation aggregated $6,638,710, of which $13,123,675 related to appreciated investment securities and $6,484,965 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $22,612,000 of which $11,269,000 and $11,343,000 will expire on December 31, 2007 and 2008, respectively.

A total of 12.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $54,751,000) (cost $759,580,506) - See accompanying schedule		$ 766,531,979
Cash		135
Receivable for investments sold		2,230,353
Receivable for fund shares sold		3,005,762
Interest receivable		10,154,295
Total assets		781,922,524
Liabilities
Payable for investments purchased Regular delivery	$ 1,865,134
Delayed delivery	37,396,411
Payable for fund shares redeemed	2,075,043
Accrued management fee	254,043
Distribution fees payable	55
Other payables and accrued expenses	85,589
Total liabilities		41,676,275
Net Assets		$ 740,246,249
Net Assets consist of:
Paid in capital		$ 714,497,239
Undistributed net investment income		41,328,235
Accumulated undistributed net realized gain (loss) on investments		(22,530,698)
Net unrealized appreciation (depreciation) on investments		6,951,473
Net Assets		$ 740,246,249
Initial Class: Net Asset Value, offering price and redemption price per share ($739,910,712 ÷ 58,766,801 shares)		$12.59
Service Class: Net Asset Value, offering price and redemption price per share ($106,585 ÷ 8,474 shares)		$12.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($228,952 ÷ 18,264 shares)		$12.54

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 45,027,059
Security lending		65,411
Total income		45,092,470
Expenses
Management fee	$ 2,726,435
Transfer agent fees	430,368
Distribution fees	372
Accounting and security lending fees	176,638
Non-interested trustees' compensation	2,189
Custodian fees and expenses	43,392
Audit	31,222
Legal	4,619
Miscellaneous	27,847
Total expenses before reductions	3,443,082
Expense reductions	(5,296)	3,437,786
Net investment income		41,654,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(10,492,303)
Change in net unrealized appreciation (depreciation) on investment securities		37,499,798
Net gain (loss)		27,007,495
Net increase (decrease) in net assets resulting from operations		$ 68,662,179
Other Information Expense reductions FMR Reimbursement, Service Class 2		$ 910
Custodian credits		4,386
		$ 5,296

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 41,654,684	$ 43,183,071
Net realized gain (loss)	(10,492,303)	(11,737,244)
Change in net unrealized appreciation (depreciation)	37,499,798	(38,771,648)
Net increase (decrease) in net assets resulting from operations	68,662,179	(7,325,821)
Distributions to shareholders From net investment income	(43,339,425)	(28,513,399)
From net realized gain	-	(8,945,380)
Total distributions	(43,339,425)	(37,458,779)
Share transactions - net increase (decrease)	56,071,728	28,823,589
Total increase (decrease) in net assets	81,394,482	(15,961,011)
Net Assets
Beginning of period	658,851,767	674,812,778
End of period (including undistributed net investment income of $41,328,235 and $42,809,963, respectively)	$ 740,246,249	$ 658,851,767
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,063,685	$ 241,746,618	20,833,388	$ 258,967,451
Reinvested	3,827,956	43,332,459	3,052,875	37,458,779
Redeemed	(19,290,975)	(229,327,088)	(21,798,580)	(267,602,641)
Net increase (decrease)	4,600,666	$ 55,751,989	2,087,683	$ 28,823,589
Service Class A Sold	8,474	$ 100,000	-	$ -
Reinvested	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	8,474	$ 100,000	-	$ -
Service Class 2 B Sold	17,796	$ 214,552	-	$ -
Reinvested	615	6,965	-	-
Redeemed	(147)	(1,778)	-	-
Net increase (decrease)	18,264	$ 219,739	-	$ -
Distributions From net investment income Initial Class		$ 43,332,459		$ 28,513,399
Service Class A		-		-
Service Class 2 B		6,966		-
Total		$ 43,339,425		$ 28,513,399
From net realized gain Initial Class		$ -		$ 8,945,380
Service Class A		-		-
Service Class 2 B		-		-
Total		$ -		$ 8,945,380
		$ 43,339,425		$ 37,458,779

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Income from Investment Operations
Net investment income	.771 C	.743 C	.725 C	.759 C	.670
Net realized and unrealized gain (loss)	.499	(.873)	.335	.291	(.290)
Total from investment operations	1.270	(.130)	1.060	1.050	.380
Less Distributions
From net investment income	(.840)	(.510)	(.590)	(.730)	(.620)
From net realized gain	-	(.160)	(.070)	-	-
Total distributions	(.840)	(.670)	(.660)	(.730)	(.620)
Net asset value, end of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Total Return B	11.22%	(1.05)%	8.85%	9.06%	3.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 739,911	$ 658,852	$ 674,813	$ 324,525	$ 228,594
Ratio of expenses to average net assets	.54%	.54%	.57%	.58%	.58%
Ratio of net investment income to average net assets	6.50%	6.07%	5.85%	6.34%	6.49%
Portfolio turnover rate	154%	87%	239%	191%	81%

Financial Highlights - Service Class

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 11.800
Income from Investment Operations
Net investment income C	.377
Net realized and unrealized gain (loss)	.403
Total from investment operations	.780
Net asset value, end of period	$ 12.580
Total Return B	6.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Ratio of expenses to average net assets	.64% A
Ratio of net investment income to average net assets	6.40% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Year ended December 31,	2000 E

Selected Per-Share Data
Net asset value, beginning of period	$ 12.060
Income from Investment Operations
Net investment income D	.686
Net realized and unrealized gain (loss)	.634
Total from investment operations	1.320
Less Distributions
From net investment income	(.840)
Net asset value, end of period	$ 12.540
Total Return B, C	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229
Ratio of expenses to average net assets	1.05% A, F
Ratio of net investment income to average net assets	5.99% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Initial Class	33.78%	43.09%
S&P MidCap 400 ®	17.51%	19.12%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 ® Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.
Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $20,556 - a 105.56% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,217 - a 42.17% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Freddie Mac	2.9
Genzyme Corp. - General Division	1.3
Fannie Mae	1.2
Concord EFS, Inc.	1.1
CIGNA Corp.	1.0
7.5
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	23.3
Health	19.0
Utilities	8.1
Technology	6.9
Basic Industries	6.2
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks 88.1%
Bonds 0.9%
Short-Term Investments and Net Other Assets 11.0%

* Foreign investments 5.0%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially outperforming its benchmark, the Standard & Poor's MidCap 400 Index, which returned 17.51% for the 12-month period ending December 31, 2000.

Q. What factors affected performance?

A. As the period began in early 2000, the telecommunications and technology themes drove market and fund performance. Wireless communications systems increased market penetration throughout the world, and the use of the Internet was expanding. But by the middle of the period, cracks appeared in both trends. The dot-coms started experiencing problems, which hurt technology stocks in general. At the same time, supply in wireless communications began to outpace demand and telecommunications stocks also began to fall. At mid-year, as I saw the slowing growth in both telecommunications and the Internet, I became more cautious and reduced my exposure to technology. While I consistently kept the fund's technology weighting at more than 30% of net assets early in 2000, I cut the exposure to the sector to just under 7% of net assets by December 31. Similarly, my emphasis on energy benefited performance in the first part of the period, while my decision to reduce exposure to the sector helped in the second six months. Energy investments fell from almost 11% of net assets on June 30 to just 4.0% on December 31. I cut the emphasis on energy as stocks hit my target prices and OPEC began showing less discipline in controlling supply.

Q. Why did you increase finance and health care, which were the fund's two largest weightings, at 23.3% and 19.0% of net assets, respectively, at the end of the period?

A. I raised my finance weighting substantially in the final weeks of the year. As weakness appeared in the economy, I believed the Federal Reserve Board would have to cut short-term rates sooner and more significantly than most observers expected. Because of slowing economic growth, I wanted to avoid the technology sector. I also wanted to avoid exposure to credit risk, which meant de-emphasizing banks that might be lenders to technology companies. I favored companies that would benefit from a lower interest-rate environment, but which were not credit sensitive. These included Freddie Mac and Fannie Mae, two quasi-government, mortgage-oriented institutions, as well as title insurance companies such as Fidelity National Financial and First American Corp. I increased the fund's emphasis in health care, both HMOs and biotechnology, because I saw growth opportunities there, regardless of the overall economic picture. HMOs started to improve their performance as they gained greater control over both their pricing and their costs. In the case of biotechnology, many of the most promising companies were developing products based on genomics, or the science of gene mapping.

Q. What stocks helped performance?

A. Many Internet-related stocks contributed early in the year. A good example is Veritas Software, which was a beneficiary of the need for more data storage capability in electronic commerce. I sold my position in Veritas later in the year because it grew to be too large for the S&P 400 index and because I was concerned about the slowing of Internet growth. Health care stocks also were big contributors. Oxford Health Plans and Trigon Healthcare were two HMOs with very good performance. Myriad Genetics, which is developing diagnostic processes for heart disease and cancer, was a very strong performer, as was Protein Design Labs, a biotech research company. Among finance holdings, Freddie Mac performed very well.

Q. Were there any disappointments?

A. While I cut the technology holdings dramatically, I probably should have moved even earlier. DoubleClick, the leader in Internet advertising, fell sharply as the Internet market slowed. Kopin, which produces wafers for wireless handsets, was a big contributor overall, but I held on to the stock too long and it detracted from performance in the second half of the period. Other technology investments that held back performance later in the period included Qlogic and Pegasus Communications. I have sold my positions in Kopin and QLogic.

Q. What's your outlook, David?

A. The critical issue I face is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While it's true that consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to expand. A key question will be whether major corporations, both domestic and multinational, continue to spend heavily on information technology or whether their technology spending will slow. This is one of the key questions with which I will be wrestling.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2000, more than $945 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	2,300	$ 153,525
Honeywell International, Inc.	70,500	3,335,531
Rockwell International Corp.	19,700	938,213
		4,427,269
Ship Building & Repair - 0.1%
General Dynamics Corp.	17,700	1,380,600
TOTAL AEROSPACE & DEFENSE		5,807,869
BASIC INDUSTRIES - 6.2%
Chemicals & Plastics - 3.3%
Agrium, Inc.	343,700	4,963,384
Cytec Industries, Inc. (a)	59,600	2,380,275
Georgia Gulf Corp.	65,100	1,110,769
IMC Global, Inc.	201,800	3,140,513
Ivex Packaging Corp. (a)	33,700	368,594
Lyondell Chemical Co.	84,680	1,296,663
Olin Corp.	44,700	988,988
PolyOne Corp.	23,300	136,888
Potash Corp. of Saskatchewan	75,320	5,893,167
Praxair, Inc.	130,600	5,795,375
Solutia, Inc.	35,440	425,280
Union Carbide Corp.	76,800	4,132,800
		30,632,696
Packaging & Containers - 0.2%
Packaging Corp. of America	109,500	1,765,688
Paper & Forest Products - 2.7%
Bowater, Inc.	33,500	1,888,563
Georgia-Pacific Group	140,100	4,360,613
International Paper Co.	130,500	5,326,031
Kimberly-Clark Corp.	49,900	3,527,431
Mead Corp.	66,000	2,070,750
Pactiv Corp. (a)	223,000	2,759,625
Smurfit-Stone Container Corp. (a)	62,900	939,569
Weyerhaeuser Co.	18,400	933,800
Willamette Industries, Inc.	82,800	3,886,425
		25,692,807
TOTAL BASIC INDUSTRIES		58,091,191
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.6%
American Standard Companies, Inc. (a)	56,830	2,802,429
Flowserve Corp.	29,600	632,700
York International Corp.	62,100	1,905,694
		5,340,823
Construction - 0.4%
Centex Corp.	50,500	1,896,906

	Shares	Value (Note 1)
Kaufman & Broad Home Corp.	36,900	$ 1,243,069
Pulte Corp.	10,200	430,313
		3,570,288
Engineering - 0.1%
Lexent, Inc.	3,900	66,788
Tetra Tech, Inc. (a)	24,900	793,688
		860,476
Real Estate Investment Trusts - 0.0%
Spieker Properties, Inc.	11,900	596,488
TOTAL CONSTRUCTION & REAL ESTATE		10,368,075
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	22,900	1,565,788
O'Reilly Automotive, Inc. (a)	69,500	1,859,125
Superior Industries International, Inc.	11,900	375,594
		3,800,507
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	61,700	7,434,850
Home Furnishings - 0.5%
Herman Miller, Inc.	23,700	681,375
Hillenbrand Industries, Inc.	67,200	3,460,800
HON Industries, Inc.	15,200	387,600
		4,529,775
Textiles & Apparel - 0.8%
Liz Claiborne, Inc.	37,770	1,572,176
Mohawk Industries, Inc. (a)	16,800	459,900
Reebok International Ltd. (a)	114,750	3,137,265
Shaw Industries, Inc.	19,300	365,494
Timberland Co. Class A (a)	37,400	2,501,125
		8,035,960
TOTAL DURABLES		23,801,092
ENERGY - 4.0%
Energy Services - 2.0%
BJ Services Co. (a)	33,480	2,305,935
Diamond Offshore Drilling, Inc.	5,700	228,000
ENSCO International, Inc.	68,210	2,323,403
Global Marine, Inc. (a)	97,800	2,775,075
Halliburton Co.	24,400	884,500
Helmerich & Payne, Inc.	15,200	666,900
Noble Drilling Corp. (a)	34,790	1,511,191
Pride International, Inc. (a)	19,500	480,188
Rowan Companies, Inc. (a)	9,200	248,400
Smith International, Inc. (a)	16,900	1,260,106
Tidewater, Inc.	39,450	1,750,594
Transocean Sedco Forex, Inc.	18,600	855,600
Varco International, Inc. (a)	66,148	1,438,708
Weatherford International, Inc.	50,530	2,387,543
		19,116,143
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 2.0%
Apache Corp.	17,550	$ 1,229,597
Burlington Resources, Inc.	7,500	378,750
Conoco, Inc. Class B	111,500	3,226,531
Cooper Cameron Corp. (a)	26,760	1,767,832
Devon Energy Corp.	11,961	729,287
EOG Resources, Inc.	52,300	2,860,156
Grant Prideco, Inc. (a)	36,430	799,183
Kerr-McGee Corp.	6,170	413,004
Noble Affiliates, Inc.	16,070	739,220
Ocean Energy, Inc.	47,890	832,089
Tosco Corp.	92,130	3,126,662
USX - Marathon Group	15,890	440,948
Valero Energy Corp.	62,700	2,331,656
		18,874,915
TOTAL ENERGY		37,991,058
FINANCE - 23.3%
Banks - 1.7%
Commerce Bancorp, Inc.	31,110	2,127,146
Cullen/Frost Bankers, Inc.	47,500	1,986,094
Fifth Third Bancorp	22,500	1,344,375
Mercantile Bankshares Corp.	56,600	2,444,413
North Fork Bancorp, Inc.	115,900	2,846,794
PNC Financial Services Group, Inc.	20,500	1,497,781
U.S. Bancorp	122,500	3,575,469
		15,822,072
Credit & Other Finance - 2.1%
Concord EFS, Inc. (a)	239,460	10,521,274
Countrywide Credit Industries, Inc.	71,300	3,582,825
Greenpoint Financial Corp.	87,800	3,594,313
Investors Financial Services Corp.	18,100	1,556,600
MBNA Corp.	12,600	465,413
		19,720,425
Federal Sponsored Credit - 4.7%
Fannie Mae	129,100	11,199,425
Freddie Mac	401,410	27,647,074
USA Education, Inc.	89,400	6,079,200
		44,925,699
Insurance - 12.8%
ACE Ltd.	124,700	5,291,956
Aetna, Inc. (a)	36,700	1,506,994
AFLAC, Inc.	37,150	2,681,766
Allmerica Financial Corp.	25,920	1,879,200
Allstate Corp.	132,600	5,776,388
AMBAC Financial Group, Inc.	92,310	5,382,827
American Financial Group, Inc.	43,900	1,166,094
American General Corp.	9,090	740,835
American International Group, Inc.	44,000	4,336,750
Arthur J. Gallagher & Co.	42,300	2,691,338

	Shares	Value (Note 1)
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,171,000
Class B (a)	2,443	5,750,822
ChoicePoint, Inc. (a)	59,600	3,907,525
CIGNA Corp.	71,150	9,413,145
Everest Re Group Ltd.	48,680	3,486,705
Fidelity National Financial, Inc.	203,100	7,502,006
First American Corp.	148,100	4,868,788
First Health Group Corp. (a)	59,600	2,775,125
Hartford Financial Services Group, Inc.	38,670	2,731,069
Hilb, Rogal & Hamilton Co.	17,900	713,763
Jefferson-Pilot Corp.	31,250	2,335,938
John Hancock Financial Services, Inc.	139,200	5,237,400
Loews Corp.	28,100	2,910,106
Markel Corp. (a)	5,700	1,031,700
MBIA, Inc.	30,510	2,261,554
Mercury General Corp.	31,300	1,373,288
MetLife, Inc.	60,000	2,100,000
MGIC Investment Corp.	14,100	950,869
Nationwide Financial Services, Inc. Class A	39,400	1,871,500
Progressive Corp.	16,400	1,699,450
Protective Life Corp.	71,680	2,311,680
SAFECO Corp.	28,800	946,800
The Chubb Corp.	66,560	5,757,440
The St. Paul Companies, Inc.	50,400	2,737,350
Torchmark Corp.	52,600	2,021,813
Unitrin, Inc.	4,700	190,938
UnumProvident Corp.	17,800	478,375
XL Capital Ltd. Class A	60,700	5,303,663
		121,293,960
Savings & Loans - 1.6%
Astoria Financial Corp.	37,900	2,058,444
Dime Bancorp, Inc.	129,190	3,819,179
Golden State Bancorp, Inc.	84,100	2,643,894
Roslyn Bancorp, Inc.	46,300	1,264,569
TCF Financial Corp.	60,500	2,696,031
Washington Mutual, Inc.	52,100	2,764,556
		15,246,673
Securities Industry - 0.4%
Goldman Sachs Group, Inc.	24,300	2,598,581
Lehman Brothers Holdings, Inc.	12,000	811,500
		3,410,081
TOTAL FINANCE		220,418,910
HEALTH - 19.0%
Drugs & Pharmaceuticals - 10.2%
Abgenix, Inc. (a)	700	41,344
Alkermes, Inc. (a)	66,500	2,086,438
Alliance Pharmaceutical Corp. (a)	11,900	102,638
Alpharma, Inc. Class A	19,400	851,175
Andrx Corp. - Andrx Group (a)	7,100	410,913
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Aviron (a)	100,780	$ 6,733,364
Biovail Corp. (a)	62,200	2,422,946
Bristol-Myers Squibb Co.	69,060	5,106,124
Carter-Wallace, Inc.	58,800	1,962,450
Celgene Corp. (a)	125,840	4,089,800
Cell Therapeutics, Inc. (a)	32,800	1,478,050
Cerus Corp. (a)	8,600	647,150
CIMA Labs, Inc. (a)	20,200	1,314,263
Collateral Therapeutics, Inc. (a)	12,000	212,250
COR Therapeutics, Inc. (a)	24,240	852,945
Corixa Corp. (a)	39,300	1,095,488
CV Therapeutics, Inc. (a)	13,205	934,254
Enzon, Inc. (a)	30,000	1,861,875
Forest Laboratories, Inc. (a)	20,370	2,706,664
Genzyme Corp. - General Division (a)	131,404	11,818,147
Gilead Sciences, Inc. (a)	30,010	2,488,954
IDEC Pharmaceuticals Corp. (a)	22,900	4,340,981
ImClone Systems, Inc. (a)	127,900	5,627,600
Incyte Genomics, Inc. (a)	9,100	226,363
Inspire Pharmaceuticals, Inc.	13,800	359,663
Intermune Pharmaceuticals, Inc.	47,300	2,110,763
Inverness Medical Technology, Inc. (a)	13,200	513,975
IVAX Corp. (a)	23,200	888,560
King Pharmaceuticals, Inc. (a)	45,500	2,351,781
KV Pharmaceutical Co. Class A (a)	42,700	1,067,500
Medarex, Inc. (a)	16,200	660,150
Millennium Pharmaceuticals, Inc. (a)	106,124	6,566,423
Mylan Laboratories, Inc.	47,900	1,206,481
Myriad Genetics, Inc. (a)	5,500	455,125
Noven Pharmaceuticals, Inc. (a)	500	18,688
PRAECIS Pharmaceuticals, Inc.	35,900	1,050,075
Protein Design Labs, Inc. (a)	12,220	1,061,613
QLT, Inc. (a)	45,300	1,270,588
Schering-Plough Corp.	17,200	976,100
Sepracor, Inc. (a)	57,060	4,571,933
Shire Pharmaceuticals Group PLC ADR (a)	17,100	787,669
Sigma-Aldrich Corp.	81,800	3,215,763
Teva Pharmaceutical Industries Ltd. sponsored ADR	69,600	5,098,200
Titan Pharmaceuticals, Inc. (a)	10,800	381,996
United Therapeutics Corp. (a)(c)	8,600	126,850
Vertex Pharmaceuticals, Inc. (a)	36,800	2,631,200
		96,783,272
Medical Equipment & Supplies - 3.1%
Abbott Laboratories	15,800	765,313
AmeriSource Health Corp. Class A (a)	60,000	3,030,000
Apogent Technologies, Inc.	7,130	146,165
Biomet, Inc.	74,100	2,940,844
Cardinal Health, Inc.	64,900	6,465,663

	Shares	Value (Note 1)
Cygnus, Inc. (a)	19,800	$ 96,525
McKesson HBOC, Inc.	81,500	2,925,035
Medtronic, Inc.	22,800	1,376,550
Novoste Corp. (a)	60,200	1,655,500
Priority Healthcare Corp. Class B (a)	52,200	2,130,413
St. Jude Medical, Inc. (a)	70,700	4,343,631
Steris Corp. (a)	25,700	414,413
Stryker Corp.	46,600	2,357,494
Sybron Dental Specialties, Inc. (a)	16,943	285,919
		28,933,465
Medical Facilities Management - 5.7%
AmeriPath, Inc. (a)	97,300	2,432,500
Express Scripts, Inc. Class A (a)	69,580	7,114,555
HCA - The Healthcare Co.	86,800	3,820,068
Health Management Associates, Inc. Class A (a)	168,400	3,494,300
HEALTHSOUTH Corp. (a)	187,400	3,056,963
Laboratory Corp. of America Holdings (a)	4,800	844,800
Lifepoint Hospitals, Inc. (a)	47,200	2,365,900
Lincare Holdings, Inc. (a)	19,900	1,135,544
Oxford Health Plans, Inc. (a)	160,900	6,355,550
Quest Diagnostics, Inc. (a)	14,800	2,101,600
Tenet Healthcare Corp.	69,000	3,066,188
Trigon Healthcare, Inc. (a)	97,470	7,584,384
UnitedHealth Group, Inc.	112,800	6,923,100
Wellpoint Health Networks, Inc. (a)	27,200	3,134,800
		53,430,252
TOTAL HEALTH		179,146,989
HOLDING COMPANIES - 0.0%
Leucadia National Corp.	12,500	442,969
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Electrical Equipment - 0.2%
L-3 Communications Holdings, Inc. (a)	11,600	893,200
Powerwave Technologies, Inc. (a)	4,900	286,650
Research in Motion Ltd. (a)	7,000	562,633
Vyyo, Inc.	13,800	84,525
		1,827,008
Industrial Machinery & Equipment - 1.0%
CUNO, Inc. (a)	2,300	61,669
Deere & Co.	42,100	1,928,706
Mettler-Toledo International, Inc. (a)	89,400	4,861,125
Parker-Hannifin Corp.	44,200	1,950,325
Tennant Co.	18,800	902,400
		9,704,225
Pollution Control - 1.0%
Allied Waste Industries, Inc. (a)	142,100	2,069,331
Republic Services, Inc. (a)	117,600	2,021,250
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Waste Connections, Inc. (a)	77,500	$ 2,562,344
Waste Management, Inc.	83,100	2,306,025
		8,958,950
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		20,490,183
MEDIA & LEISURE - 1.6%
Broadcasting - 0.3%
Pegasus Communications Corp. (a)	25,590	658,943
Radio One, Inc. Class A (a)	13,970	149,304
Univision Communications, Inc. Class A (a)	37,660	1,541,706
		2,349,953
Entertainment - 0.1%
Park Place Entertainment Corp. (a)	48,400	577,775
Six Flags, Inc. (a)	35,200	605,000
		1,182,775
Leisure Durables & Toys - 0.1%
Mattel, Inc.	92,400	1,334,256
Lodging & Gaming - 0.3%
International Game Technology (a)	52,700	2,529,600
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	3,360	131,460
Restaurants - 0.8%
Brinker International, Inc. (a)	76,200	3,219,450
Jack in the Box, Inc. (a)	104,280	3,069,742
Tricon Global Restaurants, Inc. (a)	48,000	1,584,000
		7,873,192
TOTAL MEDIA & LEISURE		15,401,236
NONDURABLES - 4.8%
Agriculture - 0.2%
Delta & Pine Land Co.	4,900	102,594
Nutreco Holding NV	40,424	2,155,180
		2,257,774
Beverages - 0.6%
Adolph Coors Co. Class B	23,100	1,855,219
Anheuser-Busch Companies, Inc.	27,700	1,260,350
Pepsi Bottling Group, Inc.	55,700	2,224,519
		5,340,088
Foods - 2.7%
Archer-Daniels-Midland Co.	256,000	3,840,000
ConAgra Foods, Inc.	33,100	860,600
Flowers Industries, Inc.	216,500	3,409,875
H.J. Heinz Co.	37,200	1,764,675
Keebler Foods Co.	35,940	1,489,264
McCormick & Co., Inc. (non-vtg.)	41,300	1,489,381
PepsiCo, Inc.	63,100	3,127,394

	Shares	Value (Note 1)
Sysco Corp.	222,200	$ 6,666,000
Wm. Wrigley Jr. Co.	35,300	3,382,181
		26,029,370
Household Products - 0.1%
Colgate-Palmolive Co.	13,100	845,605
Tobacco - 1.2%
Philip Morris Companies, Inc.	125,300	5,513,200
RJ Reynolds Tobacco Holdings, Inc.	118,600	5,781,750
		11,294,950
TOTAL NONDURABLES		45,767,787
PRECIOUS METALS - 1.9%
Agnico-Eagle Mines Ltd.	30,630	183,878
Barrick Gold Corp.	281,940	4,628,164
Meridian Gold, Inc. (a)	146,300	995,371
Newmont Mining Corp.	233,080	3,976,928
Placer Dome, Inc.	288,000	2,775,880
Stillwater Mining Co. (a)	138,420	5,446,827
TOTAL PRECIOUS METALS		18,007,048
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	81,200	1,258,600
Drug Stores - 0.1%
Walgreen Co.	20,700	865,519
Grocery Stores - 0.9%
Kroger Co. (a)	59,500	1,610,219
Safeway, Inc. (a)	28,700	1,793,750
Whole Foods Market, Inc. (a)	73,430	4,488,409
		7,892,378
Retail & Wholesale, Miscellaneous - 0.1%
Alberto-Culver Co. Class B	21,100	903,344
TOTAL RETAIL & WHOLESALE		10,919,841
SERVICES - 1.9%
Advertising - 0.5%
ADVO, Inc. (a)	68,750	3,050,781
DoubleClick, Inc. (a)	74,100	815,100
Omnicom Group, Inc.	15,300	1,267,988
		5,133,869
Leasing & Rental - 0.1%
GATX Corp.	11,300	563,588
Services - 1.3%
ACNielsen Corp. (a)	26,400	957,000
Cintas Corp.	175,290	9,323,237
Convergys Corp. (a)	7,400	335,313
Ecolab, Inc.	14,800	639,175
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
National Processing, Inc. (a)	33,900	$ 576,300
Robert Half International, Inc. (a)	15,140	401,210
		12,232,235
TOTAL SERVICES		17,929,692
TECHNOLOGY - 6.9%
Communications Equipment - 0.6%
CIENA Corp. (a)	5,220	424,125
Comverse Technology, Inc. (a)	8,750	950,469
Natural MicroSystems Corp. (a)	10,300	101,713
Nokia AB sponsored ADR	77,400	3,366,900
Plantronics, Inc. (a)	18,300	860,100
		5,703,307
Computer Services & Software - 4.9%
Affiliated Computer Services, Inc. Class A (a)	25,320	1,536,607
Avant! Corp. (a)	2,900	53,106
Cadence Design Systems, Inc. (a)	126,620	3,482,050
Cerner Corp. (a)	15,700	726,125
DST Systems, Inc. (a)	31,400	2,103,800
Eclipsys Corp. (a)	59,800	1,465,100
Electronic Arts, Inc. (a)	23,100	984,638
Fiserv, Inc. (a)	43,000	2,039,813
Informix Corp. (a)	37,700	111,922
J.D. Edwards & Co. (a)	61,000	1,086,563
Jack Henry & Associates, Inc.	21,800	1,354,325
Kana Communications, Inc. (a)	104,000	1,196,000
Mentor Graphics Corp. (a)	95,800	2,628,513
PeopleSoft, Inc. (a)	100,100	3,722,469
Polycom, Inc. (a)	32,100	1,033,219
Rational Software Corp. (a)	137,000	5,334,438
SunGard Data Systems, Inc. (a)	103,500	4,877,438
Sybase, Inc. (a)	69,400	1,374,988
Synopsys, Inc. (a)	17,400	825,413
The BISYS Group, Inc. (a)	133,100	6,937,838
webMethods, Inc.	40,700	3,619,756
		46,494,121
Computers & Office Equipment - 0.2%
FileNET Corp. (a)	47,400	1,291,650
Juniper Networks, Inc. (a)	3,060	385,751
Network Appliance, Inc. (a)	80	5,135
Quantum Corp. - Hard Disk Drive Group (a)	700	5,600
		1,688,136
Electronic Instruments - 1.1%
Applera Corp. - Applied Biosystems Group	8,610	809,878
Thermo Electron Corp. (a)	76,200	2,266,950

	Shares	Value (Note 1)
Varian, Inc. (a)	14,450	$ 489,494
Waters Corp. (a)	79,820	6,664,970
		10,231,292
Electronics - 0.1%
MIPS Technologies, Inc.:
Class A (a)	7,600	202,825
Class B (a)	100	2,548
NVIDIA Corp. (a)	6,900	226,083
TriQuint Semiconductor, Inc.	21,400	934,913
		1,366,369
TOTAL TECHNOLOGY		65,483,225
TRANSPORTATION - 2.8%
Air Transportation - 0.9%
Atlantic Coast Airlines Holdings, Inc. (a)	37,000	1,512,375
Continental Airlines, Inc. Class B (a)	10,100	521,413
Northwest Airlines Corp. (a)	18,000	542,250
SkyWest, Inc.	14,200	408,250
Southwest Airlines Co.	175,550	5,886,192
		8,870,480
Railroads - 0.8%
Burlington Northern Santa Fe Corp.	31,640	895,808
Canadian National Railway Co.	52,000	1,538,287
CSX Corp.	65,600	1,701,500
Norfolk Southern Corp.	59,800	796,088
Union Pacific Corp.	53,350	2,707,513
		7,639,196
Shipping - 0.2%
OMI Corp. (a)	14,300	92,056
Teekay Shipping Corp.	33,900	1,288,200
		1,380,256
Trucking & Freight - 0.9%
C.H. Robinson Worldwide, Inc.	53,950	1,696,053
Expeditors International of Washington, Inc.	65,300	3,505,794
Forward Air Corp. (a)	35,385	1,320,303
Landstar System, Inc. (a)	18,800	1,042,225
United Parcel Service, Inc. Class B	13,500	793,969
		8,358,344
TOTAL TRANSPORTATION		26,248,276
UTILITIES - 8.1%
Cellular - 0.4%
ALLTEL Corp.	37,200	2,322,675
QUALCOMM, Inc. (a)	13,500	1,109,531
Telephone & Data Systems, Inc.	3,302	297,180
		3,729,386
Electric Utility - 6.6%
AES Corp. (a)	57,260	3,170,773
Allegheny Energy, Inc.	72,600	3,498,413
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
Ameren Corp.	66,100	$ 3,061,256
American Electric Power Co., Inc.	97,000	4,510,500
Calpine Corp. (a)	61,680	2,779,455
Cinergy Corp.	21,600	758,700
Citizens Communications Co. (a)	46,000	603,750
Constellation Energy Corp.	15,800	711,988
DPL, Inc.	172,600	5,728,163
Duke Energy Corp.	40,700	3,469,675
Exelon Corp.	78,800	5,532,548
IPALCO Enterprises, Inc.	64,180	1,552,354
NiSource, Inc.	81,670	2,511,353
NRG Energy, Inc.	36,500	1,015,156
NSTAR Companies	37,800	1,620,675
Public Service Enterprise Group, Inc.	58,200	2,829,975
Reliant Energy, Inc.	46,000	1,992,375
SCANA Corp.	97,900	2,894,169
Southern Co.	163,300	5,429,725
Southern Energy, Inc.	46,500	1,316,531
TECO Energy, Inc.	12,900	417,638
TNPC, Inc.	39,600	388,575
TXU Corp.	43,400	1,923,163
Utilicorp United, Inc.	46,100	1,429,100
XCEL Energy, Inc.	121,900	3,542,719
		62,688,729
Gas - 1.0%
Dynegy, Inc. Class A	36,194	2,029,126
Equitable Resources, Inc.	40,300	2,690,025
Kinder Morgan, Inc.	58,680	3,062,362
Questar Corp.	51,600	1,551,225
		9,332,738
Telephone Services - 0.1%
CenturyTel, Inc.	21,900	782,925
TOTAL UTILITIES		76,533,778
TOTAL COMMON STOCKS (Cost $725,990,466)		832,849,219
Convertible Preferred Stocks - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
Southern Energy, Inc. Series A, $3.125	2,600	161,200
UTILITIES - 0.0%
Electric Utility - 0.0%
NiSource, Inc. $2.60 SAILS	1,037	2,852
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $132,074)		164,052
U.S. Treasury Obligations - 1.0%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 6% to 6.26% 1/11/01 to 3/1/01	-	$ 1,300,000	$ 1,295,044
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	5,700,000	6,199,662
6.25% 5/15/30	Aaa	1,600,000	1,784,992
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,289,564)			9,279,698
Cash Equivalents - 12.6%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	116,410,166	116,410,166
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	2,696,400	2,696,400
TOTAL CASH EQUIVALENTS (Cost $119,106,566)		119,106,566
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $854,518,670)		961,399,535
NET OTHER ASSETS - (1.7)%		(16,393,062)
NET ASSETS - 100%		$ 945,006,473
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
United Therapeutics Corp.	7/13/00	$ 946,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,544,918,419 and $801,530,552.
The market value of futures contracts opened and closed during the period amounted to $81,165,819 and $80,735,402, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $65,222 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $126,850 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,571,956. The fund received cash collateral of $2,696,400 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $860,273,593. Net unrealized appreciation aggregated $101,125,942, of which $119,743,433 related to appreciated investment securities and $18,617,491 related to depreciated investment securities.

The fund hereby designates approximately $9,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $17,195,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $15,428,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $854,518,670) - See accompanying schedule		$ 961,399,535
Cash		182,113
Receivable for investments sold		4,653,564
Receivable for fund shares sold		5,536,222
Dividends receivable		562,277
Interest receivable		859,941
Other receivables		4,060
Total assets		973,197,712
Liabilities
Payable for investments purchased	$ 24,546,560
Payable for fund shares redeemed	469,612
Accrued management fee	416,487
Distribution fees payable	35,459
Other payables and accrued expenses	26,721
Collateral on securities loaned, at value	2,696,400
Total liabilities		28,191,239
Net Assets		$ 945,006,473
Net Assets consist of:
Paid in capital		$ 877,368,530
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,241,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,879,848
Net Assets		$ 945,006,473
Initial Class: Net Asset Value, offering price and redemption price per share ($589,026,129 ÷ 29,077,661 shares)		$20.26
Service Class: Net Asset Value, offering price and redemption price per share ($282,941,175 ÷ 13,990,275 shares)		$20.22
Service Class 2: Net Asset Value, offering price and redemption price per share ($73,039,169 ÷ 3,615,337 shares)		$20.20

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 2,432,926
Interest		3,643,910
Security lending		75,614
Total income		6,152,450
Expenses
Management fee	$ 2,074,517
Transfer agent fees	264,159
Distribution fees	201,060
Accounting and security lending fees	129,548
Non-interested trustees' compensation	1,054
Custodian fees and expenses	115,950
Audit	21,126
Legal	2,847
Reports to shareholders	49,812
Miscellaneous	640
Total expenses before reductions	2,860,713
Expense reductions	(171,361)	2,689,352
Net investment income		3,463,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(38,442,549)
Foreign currency transactions	(9,867)
Futures contracts	(642,798)	(39,095,214)
Change in net unrealized appreciation (depreciation) on:
Investment securities	102,517,280
Assets and liabilities in foreign currencies	(937)
Futures contracts	(12,194)	102,504,149
Net gain (loss)		63,408,935
Net increase (decrease) in net assets resulting from operations		$ 66,872,033
Other Information Expense reductions Directed brokerage arrangements		$ 169,031
Custodian credits		2,330
		$ 171,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income (loss)	$ 3,463,098	$ (3,279)
Net realized gain (loss)	(39,095,214)	139,917
Change in net unrealized appreciation (depreciation)	102,504,149	4,343,490
Net increase (decrease) in net assets resulting from operations	66,872,033	4,480,128
Distributions to shareholders From net investment income	(3,490,324)	-
From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(3,621,429)	(172,440)
Share transactions - net increase (decrease)	854,104,079	22,312,614
Total increase (decrease) in net assets	917,354,683	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period	$ 945,006,473	$ 27,651,790
Other Information:	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	30,056,800	$ 574,378,689	67,742	$ 873,931
Reinvested	114,222	2,311,193	755	10,914
Redeemed	(1,207,719)	(23,158,134)	(4,140)	(54,766)
Net increase (decrease)	28,963,303	$ 553,531,748	64,357	$ 830,079
Service Class Sold	13,897,441	$ 261,436,662	1,749,215	$ 22,631,585
Reinvested	55,437	1,095,062	11,186	161,526
Redeemed	(1,662,521)	(31,588,706)	(110,484)	(1,310,576)
Net increase (decrease)	12,290,357	$ 230,943,018	1,649,917	$ 21,482,535
Service Class 2 A Sold	3,839,632	$ 73,663,061
Reinvested	10,659	215,174
Redeemed	(234,954)	(4,248,922)
Net increase (decrease)	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ 2,302,727		$ -
Service Class		973,094		-
Service Class 2 A		214,503		-
Total		$ 3,490,324		$ -
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 3,621,429		$ 172,440

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.00	.00
Net realized and unrealized gain (loss)	4.95	5.05	.31
Total from investment operations	5.14	5.05	.31
Less Distributions
From net investment income	(.08)	-	-
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.13)	(.11)	-
Net asset value, end of period	$ 20.26	$ 15.25	$ 10.31
Total Return B, C	33.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 589,026	$ 1,744	$ 516
Ratio of expenses to average net assets	.74%	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.69% H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	1.01%	.01%	(.27)% A
Portfolio turnover rate	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	(.01)	.00
Net realized and unrealized gain (loss)	4.93	5.05	.31
Total from investment operations	5.10	5.04	.31
Less Distributions
From net investment income	(.07)	-	-
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.12)	(.11)	-
Net asset value, end of period	$ 20.22	$ 15.24	$ 10.31
Total Return B, C	33.54%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 282,941	$ 25,908	$ 516
Ratio of expenses to average net assets	.84%	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.79% H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.92%	(.09)%	(.35)% A
Portfolio turnover rate	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31,1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.14
Net realized and unrealized gain (loss)	5.35
Total from investment operations	5.49
Less Distributions
From net investment income	(.06)
In excess of net realized gain	(.05)
Total distributions	(.11)
Net asset value, end of period	$ 20.20
Total Return B, C	37.12%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 73,039
Ratio of expenses to average net assets	.99% A
Ratio of expenses to average net assets after expense reductions	.94% A, F
Ratio of net investment income to average net assets	.76% A
Portfolio turnover rate	245%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Performance

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Money Market - Initial Class	6.30%	5.57%	5.11%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

1/3/01 9/27/00 6/28/00 3/29/00 12/29/99

Fidelity VIP:
Money Market -
Initial Class 6.35% 6.42% 6.41% 5.78% 5.72%

MMDA 2.11% 2.11% 2.11% 2.04% 2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fund Talk: The Manager's Overview

Fidelity Variable Insurance Products: Money Market Portfolio

(Portfolio Manager photograph)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2000?

A. During the first six months of 2000, interest rates rose due to robust economic growth exhibited in part by the lowest unemployment rate in about 30 years. The Federal Reserve Board raised short-term interest rates three times in an attempt to slow economic growth and subdue inflationary pressures. That backdrop changed in the second half of 2000, with the market anticipating that interest rates would be lower in the coming year.

Q. What caused market sentiment to change?

A. Labor markets remained tight, but pressure there began to ease. The unemployment rate ticked up to 4% in November from a 30-year low of 3.9% in April. Further, initial jobless claims trended consistently higher during the period and layoff announcements became more prevalent, suggesting that some slack in the labor market might be building. Most major stock markets tumbled in 2000, with the technology-laden NASDAQ Composite Index experiencing the sharpest pullback. Consumer demand softened in turn, dampening the wealth effect seen in the late '90s. In that scenario, ever-rising asset prices boosted personal demand - a significant component of gross domestic product (GDP) - during the economic boom of the late '90s. Businesses also invested less; tighter credit made it harder for some companies to borrow enough to sustain their capital spending.

Q. How did this backdrop influence economic growth?

A. Overall, annualized GDP slowed to 2.2% in the third quarter of 2000. Most preliminary fourth quarter estimates also call for less than 3% growth, well below the pace set at the beginning of 2000. Higher energy prices were the main culprit as consumer price inflation increased during the period. With economic growth slowing and a modest inflation outlook, the Federal Reserve Board made no changes to short-term interest rates during the last six months of 2000. However, the Fed did maintain a bias toward raising rates to cool growth until their final meeting of the year on December 19, 2000. At that time, the Fed switched to a bias toward lowering rates. It cited tightening financial conditions, deteriorating consumer sentiment and weaker demand as key reasons for the bias change.

Q. What was your strategy with the fund?

A. I sought to capitalize on market uncertainty regarding future Fed interest-rate policy while maintaining adequate portfolio liquidity. The incremental yield from investing in longer-term instruments was not sufficient to justify the increased risk they carried in an uncertain credit environment. Our strategy was to err on the side of caution, because economic weakness or a possible sudden, screeching halt of the economy concerned us. Therefore, even though the Fed was primed to ease rates in the latter part of the period, we kept most investments in the six-month and under range, looking to protect the fund's net asset value instead of reaching for yield.

Q. What's your outlook?

A. The market is currently pricing in significant Fed rate cuts early in 2001. Speculation is rampant that there may be a credit problem lurking in the wings similar to those the market experienced in fall 1998. The economy has clearly slowed, with consumer confidence continuing to deteriorate due to plunging stock prices, layoff announcements, and higher heating and fuel costs. This last item has caused inflation to tick up a bit recently. Going forward, our focus on credit quality will be very important within this type of environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term investments

Start date: April 1, 1982

Size: as of December 31, 2000, more than $2.2 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Certificates of Deposit - 31.8%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 0.4%
U.S. Bank NA, Minnesota
1/2/01	6.72% (b)	$ 10,000,000	$ 10,000,000
London Branch, Eurodollar, Foreign Banks - 19.5%
Abbey National Treasury Services PLC
3/1/01	6.64	10,000,000	10,000,000
5/17/01	7.36	25,000,000	25,000,000
Barclays Bank PLC
2/8/01	6.65	20,000,000	20,000,000
2/28/01	6.64	5,000,000	5,000,000
Bayerische Hypo-und Vereinsbank AG
2/7/01	6.63	50,000,000	50,000,000
3/1/01	6.64	10,000,000	10,000,000
Den Danske Corp., Inc.
3/20/01	6.42	25,000,000	25,001,066
Dresdner Bank AG
6/20/01	6.25	25,000,000	25,000,000
Halifax PLC
6/29/01	6.07	25,000,000	25,000,000
ING Bank NV
3/1/01	6.62	40,000,000	40,000,000
3/5/01	6.63	15,000,000	15,000,000
3/20/01	6.61	10,000,000	10,000,000
Nationwide Building Society
2/13/01	6.65	15,000,000	15,000,000
2/14/01	6.70	5,000,000	5,000,000
Norddeutsche Landesbank Girozentrale
2/9/01	6.65	15,000,000	14,999,980
Northern Rock PLC
2/28/01	6.65	25,000,000	25,000,000
Svenska Handelsbanken AB
2/2/01	6.66	15,000,000	15,000,131
Toronto Dominion Bank
2/15/01	6.63	30,000,000	30,000,184
Westdeutsche Landesbank Girozentrale
2/20/01	6.67	25,000,000	25,000,000
2/28/01	6.75	25,000,000	25,000,000
5/2/01	6.64	20,000,000	20,000,000
			435,001,361
New York Branch, Yankee Dollar, Foreign Banks - 11.9%
Canadian Imperial Bank of Commerce
1/2/01	6.62 (b)	25,000,000	24,993,031
3/19/01	6.42	10,000,000	10,000,000
Commerzbank AG
3/19/01	6.62	15,000,000	15,000,000
Credit Agricole Indosuez
2/20/01	6.63	10,000,000	10,000,000
2/20/01	6.64	25,000,000	25,000,000
Merita Bank PLC
2/20/01	6.63	5,000,000	5,000,000
3/12/01	6.70	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National Bank of Canada
2/27/01	6.65%	$ 5,000,000	$ 5,000,000
Norddeutsche Landesbank Girozentrale
2/8/01	6.75	10,000,000	9,999,506
5/8/01	7.15	25,000,000	24,998,356
Royal Bank of Canada
1/2/01	6.62 (b)	25,000,000	24,994,516
5/3/01	7.10	25,000,000	24,997,629
Societe Generale
1/22/01	6.59 (b)	10,000,000	9,996,397
1/29/01	6.58 (b)	10,000,000	9,998,279
Svenska Handelsbanken AB
5/2/01	7.00	35,000,000	34,997,803
Toronto Dominion Bank
3/1/01	6.62	15,000,000	15,000,000
			264,975,517
TOTAL CERTIFICATES OF DEPOSIT			709,976,878
Commercial Paper - 53.8%

Amsterdam Funding Corp.
1/24/01	6.67	10,000,000	9,957,769
Aspen Funding Corp.
2/15/01	6.53	10,135,000	10,053,160
Asset Securitization Coop. Corp.
1/29/01	6.58 (b)	20,000,000	19,999,691
Associates Corp. of North America
2/8/01	6.66	5,000,000	4,965,378
2/16/01	6.70	10,000,000	9,916,561
Associates First Capital BV
3/1/01	6.66	5,000,000	4,946,572
AT&T Corp.
1/19/01	6.73 (b)	10,000,000	10,000,000
2/22/01	6.70	20,000,000	19,812,222
3/5/01	7.23	5,000,000	4,937,875
3/8/01	7.25	5,000,000	4,934,733
CBA Finance, Inc.
2/21/01	6.57	16,000,000	15,851,987
Centric Capital Corp.
1/16/01	6.68	27,500,000	27,423,802
1/30/01	6.65	10,000,000	9,946,994
1/31/01	6.68	5,000,000	4,972,583
2/20/01	6.50	14,400,000	14,271,400
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/24/01	6.68	5,000,000	4,978,981
Citicorp
2/6/01	6.65	100,000,000	99,344,003
ConAgra Foods, Inc.
1/29/01	7.14	5,000,000	4,972,583
1/29/01	7.48	5,000,000	4,971,222
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
ConAgra Foods, Inc. - continued
1/30/01	7.52%	$ 5,000,000	$ 4,969,993
Corporate Receivables Corp.
2/23/01	6.65	25,000,000	24,759,292
CXC, Inc.
2/6/01	6.64	25,000,000	24,836,750
2/13/01	6.65	10,000,000	9,921,883
2/20/01	6.65	10,000,000	9,909,306
2/21/01	6.57	10,000,000	9,907,350
Daimler-Chrysler North America Holding Corp.
3/2/01	6.71	5,000,000	4,945,917
3/5/01	6.71	35,000,000	34,602,181
Deutsche Bank Financial, Inc.
2/15/01	6.63	50,000,000	49,592,500
Dominion Resources, Inc.
1/29/01	7.52	5,000,000	4,971,028
Enterprise Funding Corp.
1/29/01	6.64	25,717,000	25,585,386
2/15/01	6.71	11,000,000	10,909,250
2/22/01	6.66	15,000,000	14,858,083
2/27/01	6.64	23,989,000	23,740,974
Falcon Asset Securitization Corp.
1/22/01	6.71	17,846,000	17,776,981
Fleet Funding Corp.
1/31/01	6.68	11,148,000	11,086,593
GE Capital International Funding, Inc.
2/7/01	6.65	10,000,000	9,932,681
2/8/01	6.67	5,000,000	4,965,747
2/9/01	6.63	25,000,000	24,823,417
General Electric Capital Corp.
2/26/01	6.71	25,000,000	24,747,222
3/12/01	6.64	25,000,000	24,685,972
General Electric Capital Services, Inc.
3/19/01	6.40	5,000,000	4,932,625
General Motors Acceptance Corp.
2/14/01	6.60	50,000,000	49,605,222
2/20/01	6.64	5,000,000	4,954,653
3/1/01	6.64	10,000,000	9,893,144
Heller Financial, Inc.
1/30/01	7.50	2,000,000	1,988,046
1/31/01	7.50	5,000,000	4,969,083
Household Finance Corp.
3/14/01	6.42	5,000,000	4,936,800
ING America Insurance Holdings, Inc.
2/7/01	6.65	25,000,000	24,831,958
Jupiter Securitization Corp.
1/17/01	6.52	8,873,000	8,846,578
1/18/01	6.71	5,000,000	4,984,251
1/25/01	6.74	5,000,000	4,977,767
2/7/01	6.66	5,172,000	5,137,182

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Kitty Hawk Funding Corp.
1/16/01	6.64%	$ 50,592,000	$ 50,452,872
1/22/01	6.65	31,528,000	31,406,433
Lehman Brothers Holdings, Inc.
1/2/01	6.90 (b)	14,000,000	14,000,000
Lower Colorado River Auth. Rev.
2/7/01	6.48	10,000,000	10,000,000
New Center Asset Trust
2/16/01	6.65	5,000,000	4,958,281
2/20/01	6.65	5,000,000	4,954,583
2/26/01	6.65	10,000,000	9,898,422
Newport Funding Corp.
1/2/01	7.14	12,596,000	12,593,505
PHH Corp.
1/31/01	7.78	5,000,000	4,967,917
Phillips Petroleum Co.
2/21/01	6.98	5,000,000	4,950,913
Preferred Receivables Funding Corp.
1/22/01	6.70	25,000,000	24,903,458
3/19/01	6.72	21,160,000	20,866,270
Qwest Capital Funding, Inc.
1/26/01	7.14	2,000,000	1,990,208
Sears Roebuck Acceptance Corp.
2/14/01	7.16	5,000,000	4,956,917
2/15/01	7.12	2,000,000	1,982,500
Societe Generale NA
2/20/01	6.64	4,500,000	4,459,219
Tyco International Group SA
1/29/01	7.02	5,000,000	4,973,167
1/31/01	7.35	5,000,000	4,969,750
2/13/01	7.45	5,000,000	4,956,104
UBS Finance, Inc.
3/26/01	6.62	25,000,000	24,622,583
3/30/01	6.62	25,000,000	24,604,611
5/25/01	6.61	25,000,000	24,361,000
Variable Funding Capital Corp.
1/12/01	6.69 (b)	5,000,000	5,000,000
2/7/01	6.63	20,000,000	19,865,361
2/13/01	6.65	5,000,000	4,960,942
2/20/01	6.65	10,000,000	9,909,028
Windmill Funding Corp.
1/22/01	6.64	50,000,000	49,807,500
3/20/01	6.37	25,000,000	24,660,375
WorldCom, Inc.
2/1/01	7.05	5,000,000	4,970,141
TOTAL COMMERCIAL PAPER			1,202,845,391
Bank Notes - 2.7%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
American Express Centurion Bank
1/12/01	6.68% (b)	$ 25,000,000	$ 24,996,500
Bank One NA, Chicago
1/2/01	6.63 (b)	20,000,000	19,997,207
5/2/01	6.64	15,000,000	15,000,000
TOTAL BANK NOTES			59,993,707
Master Notes - 0.4%

Goldman Sachs Group, Inc.
2/15/01	6.72 (c)	10,000,000	10,000,000
Medium-Term Notes - 3.1%

Associates Corp. of North America
3/29/01	6.44 (b)	25,000,000	25,000,000
CIESCO LP
1/15/01	6.68 (b)	5,000,000	5,000,000
CIT Group, Inc.
1/2/01	6.61 (b)	10,000,000	9,997,886
General Motors Acceptance Corp.
1/28/01	6.59 (b)	10,000,000	9,998,075
General Motors Acceptance Corp. Mortgage Credit
1/2/01	6.87	10,000,000	9,998,103
Merrill Lynch & Co., Inc.
1/3/01	6.77 (b)	10,000,000	9,999,748
TOTAL MEDIUM-TERM NOTES			69,993,812
Short-Term Notes - 4.9%

GE Life & Annuity Assurance Co.
1/2/01	6.88 (b)(c)	15,000,000	15,000,000
Jackson National Life Insurance Co.
1/1/01	6.97 (b)(c)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/01	6.96 (b)(c)	5,000,000	5,000,000
1/1/01	6.99 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
3/1/01	6.82 (b)(c)	5,000,000	5,000,000
4/1/01	6.62 (b)(c)	15,000,000	15,000,000
RACERS Series 00 10MM,
1/22/01	6.67 (a)(b)	10,000,000	10,000,000
Strategic Money Market Trust Series 2000 A,
1/13/01	6.73 (b)(c)	17,000,000	17,000,000
Strategic Money Market Trust Series 2000 E,
1/16/01	6.73 (a)(b)	5,000,000	5,000,000
Strategic Money Market Trust Series 2000 M,
3/13/01	6.58 (b)(c)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/01	6.93 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			109,000,000
Repurchase Agreements - 1.7%
	Maturity Amount	Value (Note 1)
In a joint trading account (U.S. Government Obligations) dated 12/29/00 due 1/2/01 At 6.49%	$ 63,045	$ 63,000
With Lehman Commercial Paper, Inc. At 6.85%, dated 12/29/00 due 1/2/01 (Commercial Paper Obligations) (principal amount $37,740,000) 0%, 4/10/01 - 5/8/01	37,028,161	37,000,000
TOTAL REPURCHASE AGREEMENTS		37,063,000
TOTAL INVESTMENT PORTFOLIO - 98.4%	2,198,872,788
NET OTHER ASSETS - 1.6%	34,680,000
NET ASSETS - 100%	$ 2,233,552,788
Total Cost for Income Tax Purposes $ 2,198,872,788
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,000,000 or 0.7% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 6.88%, 1/2/01	4/6/00	$ 15,000,000
Goldman Sachs Group, Inc. 6.72%, 2/15/01	10/19/00	$ 10,000,000
Jackson National Life Insurance Co. 6.97%, 1/1/01	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 6.96%, 1/1/01	9/17/98	$ 5,000,000
6.99%, 1/1/01	3/12/99	$ 5,000,000
New York Life Insurance Co.: 6.62%, 4/1/01	12/20/00	$ 15,000,000
6.82%, 3/1/01	8/28/00	$ 5,000,000
Strategic Money Market Trust: Series 2000 A, 6.73%, 1/13/01	9/7/00	$ 17,000,000
Series 2000 M, 6.58%, 3/13/01	12/11/00	$ 15,000,000
Transamerica Occidental Life Insurance Co. 6.93%, 2/1/01	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $104,000,000 or 4.7% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $8,648,097. The weighted average interest rate was 5.77%. Interest earned from the interfund lending program amounted to $45,488 and is included in interest income on the Statement of Operations.

Income Tax Information
At December 31, 2000, the fund had a capital loss carryforward of approximately $70,000 all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $37,063,000) - See accompanying schedule		$ 2,198,872,788
Receivable for fund shares sold		76,011,777
Interest receivable		13,004,290
Prepaid expenses		75,979
Total assets		2,287,964,834
Liabilities
Payable to custodian bank	$ 165,687
Payable for investments purchased	25,103,155
Payable for fund shares redeemed	27,698,930
Accrued management fee	489,715
Distribution fees payable	43
Other payables and accrued expenses	954,516
Total liabilities		54,412,046
Net Assets		$ 2,233,552,788
Net Assets consist of:
Paid in capital		$ 2,233,623,091
Accumulated net realized gain (loss) on investments		(70,303)
Net Assets		$ 2,233,552,788
Initial Class: Net Asset Value, offering price and redemption price per share ($2,233,341,839 ÷ 2,233,397,081 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($103,059 ÷ 103,061 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($107,890 ÷ 107,893 shares)		$1.00

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 136,056,007
Expenses
Management fee	$ 5,141,685
Transfer agent fees	1,389,132
Distribution fees	299
Accounting fees and expenses	199,091
Non-interested trustees' compensation	7,142
Custodian fees and expenses	41,144
Registration fees	923
Audit	32,384
Legal	20,154
Miscellaneous	159,265
Total expenses before reductions	6,991,219
Expense reductions	(894)	6,990,325
Net investment income		129,065,682
Net Realized Gain (Loss) on Investments		31,844
Net increase in net assets resulting from operations		$ 129,097,526
Other Information Expense reductions FMR reimbursement, Service Class		$ 13
FMR reimbursement, Service Class 2		357
Custodian credits		524
		$ 894

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 129,065,682	$ 89,685,301
Net realized gain (loss)	31,844	(73,427)
Net increase (decrease) in net assets resulting from operations	129,097,526	89,611,874
Distributions to shareholders from net investment income	(129,065,682)	(89,685,301)
Share transactions - net increase (decrease)	294,030,275	432,074,680
Total increase (decrease) in net assets	294,062,119	432,001,253
Net Assets
Beginning of period	1,939,490,669	1,507,489,416
End of period	$ 2,233,552,788	$ 1,939,490,669
Other Information:
	Year ended December 31, 2000	Year ended December 31, 1999
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 5,928,688,982	$ 3,933,097,969
Reinvestment of distributions from net investment income	128,280,587	88,893,196
Cost of shares redeemed	(5,763,150,248)	(3,589,916,485)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 293,819,321	$ 432,074,680
Service Class A Proceeds from sales of share	$ 100,000	$ -
Reinvestment of distributions from net investment income	3,061	-
Cost of shares redeemed	-	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 103,061	$ -
Service Class 2 B Proceeds from sales of share	$ 102,001	$ -
Reinvestment of distributions from net investment income	5,900	-
Cost of shares redeemed	(8)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 107,893	$ -
Distributions From net investment income Initial Class	$ 129,056,642	$ 89,685,301
Service Class A	3,095	-
Service Class 2 B	5,945	-
Total	$ 129,065,682	$ 89,685,301

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.062	.050	.053	.053	.052
Less Distributions
From net investment income	(.062)	(.050)	(.053)	(.053)	(.052)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	6.30%	5.17%	5.46%	5.51%	5.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794	$ 1,126,155
Ratio of expenses to average net assets	.33%	.27%	.30%	.31%	.30%
Ratio of net investment income to average net assets	6.18%	5.06%	5.33%	5.32%	5.28%

Financial Highlights - Service Class

Years ended December 31,	2000 C
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net investment income	.031
Less Distributions
From net investment income	(.031)
Net asset value, end of period	$ 1.000
Total Return B	3.06%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 103
Ratio of expenses to average net assets	.45% A, D
Ratio of net investment income to average net assets	6.28% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2000 C
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net investment income	.058
Less Distributions
From net investment income	(.058)
Net asset value, end of period	$ 1.000
Total Return B	5.89%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 108
Ratio of expenses to average net assets	.60% A, D
Ratio of net investment income to average net assets	5.94% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Initial Class	-19.07%	10.44%	9.28%
MSCI EAFE	-14.01%	7.31%	8.34%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 2000, the index included 1,404 equity securities of companies domiciled in 20 countries. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $24,287 - a 142.87% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,269 - a 122.69% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Nokia AB (Finland)	5.4
TotalFinaElf SA Class B (France)	3.6
Vodafone Group PLC (United Kingdom)	3.3
Sony Corp. (Japan)	2.5
Nikko Securities Co. Ltd. (Japan)	2.3
17.1
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	21.0
Technology	17.2
Utilities	12.6
Health	6.2
Energy	5.8
Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	24.5
United Kingdom	11.3
France	9.4
Finland	7.6
Netherlands	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Richard Mace,
Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months that ended December 31, 2000, the fund lagged the -14.01% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East.

Q. Why did the fund underperform its index during the period?

A. Overweighting technology and telecommunications stocks was the biggest factor in our performance relative to the index. After a period of strong performance in late 1999 and early 2000, technology stocks experienced a global correction due to a number of negative trends. Specifically, growing concerns about the potential effect that weakening global economies might have on demand for technology products hurt our holdings in this sector, particularly our positions in South Korea and Japan. An unforeseen oversupply of semiconductors in the marketplace put pressure on stocks of electronic component manufacturers, such as Hyundai Electronics, Samsung Electronics and Kyocera. Turning to telecommunications, rising costs, increasing competitive pricing pressures and higher-than-expected licensing costs for 3G - or third generation - wireless communications bands sent shares of many European and Japanese telephone companies sharply lower. Elsewhere, the fund's overweighting of Japanese financials such as Nikko Securities and Nomura Securities detracted from performance.

Q. What strategies did you employ?

A. I began significantly reducing our overweighted energy holdings near the end of the period as it became clear to me that many of these stocks had reached unsustainable price levels. I took profits, for example, in some integrated oil producers and shipping stocks, such as TotalFinaElf, Teekay Shipping and Overseas Shipholding Group. For most of the period, overweighting energy and energy services stocks benefited performance as energy prices advanced sharply in response to tight supply and higher demand for oil. However, in the fourth quarter of 2000, I positioned the fund to benefit from a decline in oil prices due to my expectations of excess capacity and a slowdown in capital spending. During the past year, I also began increasing the concentration of the fund, eliminating some of the smaller and less attractive holdings to increase our positions in stocks with the greatest potential for growth. Adopting this strategy boosted the weighting of the fund's top-10 positions to roughly 25% of the fund's net assets, from roughly 19% of net assets a year ago.

Q. What factors contributed positively to the fund's relative performance?

A. Having out-of-benchmark positions in several Canadian stocks, many of which were energy companies, enhanced our performance. Our holdings in Talisman Energy, Rio Alto Exploration and Crestar Energy, the last of which I sold off during the period, all made positive contributions to the fund's return. Our out-of-benchmark positions in several strong-performing American pharmaceutical stocks, such as Bristol-Myers Squibb and Schering-Plough, helped as these stocks rose sharply on investors' flight to safety from weakening technology stocks in the latter half of the period. Additionally, several European banks made positive contributions to the fund, such as Royal Bank of Scotland and Lloyds TSB Group.

Q. What were some of the fund's other top performers? Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, was hurt by the sell-off in the technology sector but still managed to stand out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. Investors also rewarded Swiss foods company Nestle as a defensive play when it became clear that several economies were slowing down. On the down side, Kyocera, the fund's largest detractor, suffered from slowing demand for its electronic components products due to excess inventory at its end markets, and Softbank was hurt by the global correction among stocks of Internet and telephone-related companies. Meanwhile, Vodafone and Nippon Telegraph suffered from overall weakness in the telecommunications sector.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies relative to their estimated growth rates by using a combination of fundamental and historical analysis in partnership with our extensive team of international research analysts. While I will continue to monitor country and industry weightings, my focus will be on bottom-up stock selection. Shareholders in the fund should also be aware that the fund is likely to become more concentrated in its largest holdings in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2000, more than $2.5 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1)
Australia - 1.5%
BHP Ltd.	676,793	$ 7,167,082
Cable & Wireless Optus Ltd. (a)	4,076,100	8,470,861
News Corp. Ltd.	795,751	6,415,741
News Corp. Ltd. sponsored ADR	467,600	13,589,625
WMC Ltd.	682,300	2,918,595
TOTAL AUSTRALIA		38,561,904
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	197,300	5,327,100
Canada - 3.1%
Alcan Aluminium Ltd.	257,600	8,823,212
Canadian Natural Resources Ltd. (a)	548,300	15,177,728
Nortel Networks Corp.	688,352	22,070,286
Rio Alto Exploration Ltd. (a)	571,300	12,422,879
Talisman Energy, Inc. (a)	508,900	18,890,265
TOTAL CANADA		77,384,370
Denmark - 0.2%
Tele Danmark AS Series B	148,300	6,069,079
Finland - 7.6%
Nokia AB	3,183,101	138,464,866
Sampo-Leonia Insurance Co. Ltd. (A Shares)	131,100	7,100,655
Sonera Corp.	221,200	4,021,335
UPM-Kymmene Corp.	1,257,700	43,300,438
TOTAL FINLAND		192,887,294
France - 9.4%
Aventis SA	102,760	8,657,530
AXA SA de CV	162,926	23,634,094
BNP Paribas SA	159,240	14,024,637
Castorama Dubois Investissements SA	96,450	25,074,897
Sanofi-Synthelabo SA	254,400	17,013,878
Suez Lyonnaise des Eaux	49,300	9,032,217
Television Francaise 1 SA	113,340	6,138,735
TotalFinaElf SA Class B	626,944	91,141,982
Vivendi Environment (a)	496,000	21,725,135
Vivendi Universal SA	331,300	21,875,969
TOTAL FRANCE		238,319,074
Germany - 3.6%
Allianz AG (Reg.)	53,900	20,237,362
BASF AG	517,700	23,489,981
Bayerische Hypo-und Vereinsbank AG	111,500	6,333,154
Deutsche Lufthansa AG (Reg.)	383,700	9,921,150
K&S AG	271,150	4,597,375
Muenchener Ruekversicherungs-Gesellschaft AG (Reg.)	27,000	9,691,366
Siemens AG	129,900	17,032,415
TOTAL GERMANY		91,302,803

	Shares	Value (Note 1)
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	7,410,500	$ 40,201,960
Hutchison Whampoa Ltd.	1,370,600	17,089,228
Johnson Electric Holdings Ltd.	3,368,000	5,181,738
TOTAL HONG KONG		62,472,926
Ireland - 0.5%
Bank of Ireland, Inc.	1,360,338	13,518,458
Italy - 1.8%
Banca Intesa Spa	1,999,446	9,588,278
Olivetti Spa	1,883,500	4,515,244
San Paolo IMI Spa	486,500	7,913,669
Telecom Italia Spa	2,058,124	22,703,684
TOTAL ITALY		44,720,875
Japan - 23.0%
Advantest Corp.	36,400	3,405,439
Asahi Chemical Industry Co. Ltd. (a)	527,000	3,031,967
Canon, Inc.	587,000	20,529,860
Credit Saison Co. Ltd.	397,300	8,493,473
Daiwa Securities Group, Inc.	3,116,000	32,503,175
DDI Corp.	1,067	5,140,483
Fujitsu Ltd.	790,000	11,632,072
Furukawa Electric Co. Ltd.	1,176,000	20,513,422
Hitachi Chemical Co. Ltd.	132,000	3,093,119
Hitachi Zosen Corp. (a)	523,000	397,840
Ito-Yokado Co. Ltd.	367,000	18,290,636
JAFCO Co. Ltd.	58,800	5,398,269
Kyocera Corp.	146,900	15,598,944
Matsushita Electric Industrial Co. Ltd.	504,000	11,781,001
Mitsubishi Electric Corp.	1,064,000	6,540,107
Mitsubishi Estate Co. Ltd. (a)	646,000	6,890,968
Mitsui Fudosan Co. Ltd.	288,000	2,858,092
NEC Corp.	1,308,000	23,902,423
Net One Systems Co. Ltd.	135	3,364,082
NGK Insulators Ltd.	359,000	4,749,209
Nikko Securities Co. Ltd.	7,364,000	56,982,952
Nikon Corp.	326,000	3,483,186
Nintendo Co. Ltd.	54,000	8,494,011
Nippon Telegraph & Telephone Corp.	6,400	46,054,037
Nomura Securities Co. Ltd.	2,960,000	53,185,278
NTT DoCoMo, Inc.	1,096	18,878,378
Oki Electric Industry Co. Ltd. (a)	719,000	3,206,173
Omron Corp.	376,000	7,807,992
ORIX Corp.	105,600	10,581,237
Rohm Co. Ltd.	24,300	4,610,562
Softbank Corp.	211,300	7,334,625
Sony Corp.	891,100	61,931,453
Sumitomo Electric Industries Ltd.	172,000	2,818,292
Takeda Chemical Industries Ltd.	477,000	28,193,758
Tokyo Broadcasting System, Inc.	136,000	4,019,236
Tokyo Electron Ltd.	61,600	3,382,426
Toshiba Corp.	2,311,000	15,437,650
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Toyota Motor Corp.	1,058,600	$ 33,784,123
Yamanouchi Pharmaceutical Co. Ltd.	117,000	5,053,598
TOTAL JAPAN		583,353,548
Korea (South) - 2.5%
Hyundai Electronics Industries Co. Ltd. (a)	2,644,380	8,413,938
Kookmin Bank	456,200	5,373,424
Samsung Electronics Co. Ltd.	393,400	49,136,137
TOTAL KOREA (SOUTH)		62,923,499
Marshall Islands - 0.7%
Teekay Shipping Corp.	462,700	17,582,600
Mexico - 0.5%
Telefonos de Mexico SA de CV Series L sponsored ADR	183,700	8,289,463
TV Azteca SA de CV sponsored ADR	395,600	3,931,275
TOTAL MEXICO		12,220,738
Netherlands - 6.4%
ABN AMRO Holding NV	404,000	9,216,868
Akzo Nobel NV	148,000	7,974,172
Heineken NV	94,600	5,743,041
ING Groep NV (Certificaten Van Aandelen)	432,462	34,657,983
Koninklijke Ahold NV	874,103	28,290,695
Koninklijke Philips Electronics NV	509,924	18,742,200
Nutreco Holding NV	123,833	6,602,078
Royal Dutch Petroleum Co. (Hague Registry)	179,400	10,864,912
Unilever NV (Certificaten Van Aandelen)	240,200	15,249,681
United Pan-Europe Communications NV Class A (a)	372,200	3,814,460
Vendex KBB NV	699,457	9,197,595
VNU NV (a)	106,700	5,261,493
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,556,808
TOTAL NETHERLANDS		162,171,986
Norway - 0.4%
DNB Holding ASA	2,101,100	11,375,161
Singapore - 0.4%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	96,000	2,532,000
Overseas Union Bank Ltd.	862,296	4,029,188
United Overseas Bank Ltd.	539,472	4,045,651
TOTAL SINGAPORE		10,606,839
Spain - 2.5%
Banco Santander Central Hispano SA	2,493,268	26,773,285
Telefonica SA (a)	2,182,400	36,180,526
TOTAL SPAIN		62,953,811

	Shares	Value (Note 1)
Sweden - 1.4%
Telefonaktiebolaget LM Ericsson AB (B Shares)	3,207,100	$ 35,879,433
Switzerland - 6.3%
Credit Suisse Group (Reg.)	175,864	33,595,554
Julius Baer Holding AG	982	5,402,431
Nestle SA (Reg.)	18,567	43,529,901
Novartis AG (Reg.)	9,266	16,465,354
The Swatch Group AG (Reg.)	56,300	14,770,762
UBS AG (Reg. D)	108,168	17,745,107
Zurich Financial Services Group AG	48,440	29,353,024
TOTAL SWITZERLAND		160,862,133
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,959,976	16,706,464
United Microelectronics Corp.	10,311,400	14,975,192
TOTAL TAIWAN		31,681,656
United Kingdom - 11.3%
Amvescap PLC	280,900	5,761,560
AstraZeneca PLC	135,900	6,998,850
Barclays PLC	260,100	8,045,105
BBA Group PLC	399,900	2,208,792
Billiton PLC	1,638,900	6,312,099
Carlton Communications PLC	1,076,700	9,820,589
Diageo PLC	632,500	7,081,470
GlaxoSmithKline PLC (a)	1,418,394	39,715,034
Granada Compass PLC (a)	540,214	5,874,853
HSBC Holdings PLC (Reg.)	948,941	13,968,405
Lloyds TSB Group PLC	2,699,200	28,527,910
Misys PLC	762,800	7,515,472
Reed International PLC	537,300	5,614,570
Reuters Group PLC	1,362,600	22,369,348
Rio Tinto PLC (Reg. D)	469,700	8,259,761
Royal Bank of Scotland Group PLC	707,200	16,701,303
SMG PLC	787,200	3,213,986
Vodafone Group PLC	23,066,303	82,606,360
WPP Group PLC	465,700	6,062,118
TOTAL UNITED KINGDOM		286,657,585
United States of America - 3.1%
Alcoa, Inc.	88,400	2,961,400
Bristol-Myers Squibb Co.	336,900	24,909,544
Micron Technology, Inc. (a)	383,000	13,596,500
Overseas Shipholding Group, Inc.	277,000	6,353,688
Pfizer, Inc.	151,500	6,969,000
Phelps Dodge Corp.	50,500	2,818,531
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Schering-Plough Corp.	168,400	$ 9,556,700
VoiceStream Wireless Corp. (a)	124,300	12,507,688
TOTAL UNITED STATES OF AMERICA		79,673,051
TOTAL COMMON STOCKS (Cost $2,127,822,902)		2,288,505,923
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	2,945,250
Government Obligations - 0.1%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.62% to 5.92% 3/1/01 (c) (Cost $1,832,224)	-	$ 1,850,000	1,832,980
Cash Equivalents - 12.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	301,572,259	301,572,259
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	12,539,188	12,539,188
TOTAL CASH EQUIVALENTS (Cost $314,111,447)		314,111,447
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $2,448,788,172)		2,607,395,600
NET OTHER ASSETS - (2.8)%		(70,280,456)
NET ASSETS - 100%		$ 2,537,115,144
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
334 Topix Index Contracts (Japan)	March 2001	$ 37,453,442	$ (1,901,583)

The face value of futures purchased as a percentage of net assets - 1.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,828,026.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,777,940,769 and $3,575,161,069, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $4,717,128, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,278,260 and $36,693,285, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,052 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $14,141,574. The fund received cash collateral of $12,539,188 which was invested in cash equivalents and U.S. Treasury Obligations valued at $3,004,205.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,482,126,185. Net unrealized appreciation aggregated $125,269,415, of which $450,517,405 related to appreciated investment securities and $325,247,990 related to depreciated investment securities.

The fund hereby designates approximately $168,492,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $2,448,788,172) - See accompanying schedule		$ 2,607,395,600
Cash		410,567
Foreign currency held at value (cost $16,542,874)		16,494,649
Receivable for investments sold		14,088,356
Receivable for fund shares sold		1,319,165
Dividends receivable		3,126,047
Interest receivable		1,333,508
Other receivables		47,468
Total assets		2,644,215,360
Liabilities
Payable for investments purchased	$ 5,489,870
Payable for fund shares redeemed	86,891,648
Accrued management fee	1,580,315
Distribution fees payable	24,938
Payable for daily variation on futures contracts	277,318
Other payables and accrued expenses	296,939
Collateral on securities loaned, at value	12,539,188
Total liabilities		107,100,216
Net Assets		$ 2,537,115,144
Net Assets consist of:
Paid in capital		$ 2,113,593,127
Undistributed net investment income		11,909,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		254,959,225
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		156,653,522
Net Assets		$ 2,537,115,144
Initial Class: Net Asset Value, offering price and redemption price per share ($2,267,507,253 ÷ 113,384,526 shares)		$20.00
Service Class: Net Asset Value, offering price and redemption price per share ($257,257,175 ÷ 12,898,922 shares)		$19.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($12,350,716 ÷ 620,451 shares)		$19.91

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,909,899
Special dividend from BCE, Inc.		5,241,627
Interest		13,944,091
Security lending		633,605
		53,729,222
Less foreign taxes withheld		(4,277,376)
Total income		49,451,846
Expenses
Management fee	$ 20,988,116
Transfer agent fees	1,902,696
Distribution fees	240,182
Accounting and security lending fees	1,364,621
Non-interested trustees' compensation	14,579
Custodian fees and expenses	1,343,421
Audit	62,512
Legal	20,798
Miscellaneous	98,289
Total expenses before reductions	26,035,214
Expense reductions	(650,499)	25,384,715
Net investment income		24,067,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	267,186,772
Foreign currency transactions	(1,366,056)
Futures contracts	(207,130)	265,613,586
Change in net unrealized appreciation (depreciation) on:
Investment securities	(846,361,343)
Assets and liabilities in foreign currencies	(136,163)
Futures contracts	(2,351,973)	(848,849,479)
Net gain (loss)		(583,235,893)
Net increase (decrease) in net assets resulting from operations		$ (559,168,762)
Other Information Expense reductions Directed brokerage arrangements		$ 639,759
Custodian credits		10,740
		$ 650,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 24,067,131	$ 24,385,652
Net realized gain (loss)	265,613,586	279,081,035
Change in net unrealized appreciation (depreciation)	(848,849,479)	567,840,640
Net increase (decrease) in net assets resulting from operations	(559,168,762)	871,307,327
Distributions to shareholders From net investment income	(34,503,154)	(31,839,750)
In excess of net investment income	(6,990,235)	-
From net realized gain	(261,723,629)	(51,354,434)
Total distributions	(303,217,018)	(83,194,184)
Share transactions - net increase (decrease)	518,278,056	(16,452,995)
Total increase (decrease) in net assets	(344,107,724)	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $11,909,270 and $10,707,600, respectively)	$ 2,537,115,144	$ 2,881,222,868
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	180,026,822	$ 4,102,377,245	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,118	4,250,326	81,691,268
Redeemed	(178,033,342)	(4,052,515,974)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	13,643,485	$ 334,820,389	(3,705,063)	$ (92,973,275)
Service Class Sold	68,519,615	$ 1,560,576,350	18,969,271	$ 422,534,083
Reinvested	747,241	18,247,616	78,277	1,502,916
Redeemed	(61,639,680)	(1,408,864,371)	(15,508,477)	(347,516,719)
Net increase (decrease)	7,627,176	$ 169,959,595	3,539,071	$ 76,520,280
Service Class 2 A Sold	734,419	$ 15,878,729
Reinvested	421	10,284
Redeemed	(114,389)	(2,390,941)
Net increase (decrease)	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 32,471,354		$ 31,264,560
Service Class		2,030,655		575,190
Service Class 2 A		1,145		-
Total		$ 34,503,154		$ 31,839,750
In excess of net investment income Initial Class		$ 6,578,599		$ -
Service Class		411,405		-
Service Class 2 A		231		-
Total		$ 6,990,235		$ -
From net realized gain Initial Class		$ 245,909,165		$ 50,426,708
Service Class		15,805,556		927,726
Service Class 2 A		8,908		-
Total		$ 261,723,629		$ 51,354,434
		$ 303,217,018		$ 83,194,184

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Income from Investment Operations
Net investment income D	.19 G	.24	.23	.30	.32 H
Net realized and unrealized gain (loss)	(4.93)	7.95	2.13	1.70	1.88
Total from investment operations	(4.74)	8.19	2.36	2.00	2.20
Less Distributions
From net investment income	(.31)	(.31)	(.38)	(.33)	(.20)
In excess of net investment income	(.06)	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)
Net asset value, end of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Total Return B, C	(19.07)%	42.55%	12.81%	11.56%	13.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601
Ratio of expenses to average net assets	.89%	.91%	.91%	.92%	.93%
Ratio of expenses to average net assets after expense reductions	.87% F	.87% F	.89% F	.90% F	.92% F
Ratio of net investment income to average net assets	.84%	1.10%	1.19%	1.55%	1.84%
Portfolio turnover rate	136%	78%	84%	67%	92%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.17 G	.22	.15	.01
Net realized and unrealized gain (loss)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.30)	(.31)	(.38)	-
In excess of net investment income	(.06)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(19.18)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 257,257	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	.99%	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.97% F	.98% F	.97% F	1.01% A, F
Ratio of net investment income to average net assets	.74%	1.00%	.80%	.31% A
Portfolio turnover rate	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.12 G
Net realized and unrealized gain (loss)	(3.68)
Total from investment operations	(3.56)
Less Distributions
From net investment income	(.30)
In excess of net investment income	(.06)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 19.91
Total Return B, C	(15.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,351
Ratio of expenses to average net assets	1.15% A
Ratio of expenses to average net assets after expense reductions	1.13% A, F
Ratio of net investment income to average net assets	.58% A
Portfolio turnover rate	136%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class'expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Dynamic Capital Appreciation Portfolio, and Mid Cap Portfolio(the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. Each fund commenced sale of Service Class 2 shares on January 12, 2000, except for Dynamic Capital Appreciation Portfolio. The commencement of operations for Dynamic Capital Appreciation Portfolio's Initial Class, Service Class and Service Class 2 shares was September 25, 2000. On April 20, 2000, the Board of Trustees of Money Market Portfolio, Investment Grade Bond Portfolio and Index 500 Portfolio approved the creation of Service Class, a new class of shares of Money Market Portfolio, Investment Grade Bond Portfolio and Index 500 Portfolio and became available on July 7, 2000. The Service Class shares are subject to an annual distribution and service fee of .10% of the class' average net assets. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day. High Income and Balanced Portfolios. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation and Mid Cap Portfolios. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the funds are not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Dynamic Capital Appreciation Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income.

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Grade Bond, High Income, Balanced, Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation, Mid Cap and Overseas Portfolios. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees of certain funds must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, redemptions in kind, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the Equity-Income Portfolio, Balanced Portfolio, Asset Manager: Growth Portfolio, Asset Manager Portfolio, High Income Portfolio and Investment Grade Bond Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock markets and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Loans and Other Direct Debt Instruments. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the following funds held investments in loans or other direct debt instruments:

	Value	% of Net Assets
High Income	$ 33,422,863	2.0%
Balanced	$ 475,000	0.2%
Asset Manager	$ 159,732,463	3.8%
Asset Manager: Growth	$ 23,375,520	4.7%
Equity-Income	$ 2,041,060	0.0%

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annual rate of .25%. The income-based portion of this fee was equal to $1,899,560, or an annual rate of .09% of the fund's average net assets.

For Index 500 Portfolio, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period for the Investment Grade Bond and High Income Portfolios and .2167% to .5200% for the period for the Balanced, Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation, Mid Cap, and Overseas Portfolios. The annual individual fund fee rate is .45% for High Income and Overseas Portfolios, .30% for Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, Growth, Mid Cap and Dynamic Capital Appreciation Portfolios, .25% for the Asset Manager Portfolio, .20% for Equity-Income and Growth & Income Portfolios, and .15% for Balanced Portfolio. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, each fund's management fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Money Market	.25%
Investment Grade Bond	.43%
High Income	.58%
Balanced	.43%
Asset Manager	.53%
Asset Manager: Growth	.58%
Equity-Income	.48%
Growth & Income	.48%
Index 500.24%
Growth Opportunities	.58%
Contrafund	.57%
Growth	.57%
Dynamic Capital Appreciation	.58%*
Mid Cap	.57%
Overseas	.72%

* Annualized

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for each fund except Money Market and Investment Grade Bond Portfolios. FMRC is a wholly owned subsidiary of FMR. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMRC will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

FMR, on behalf of Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

FMR and Index 500 Portfolio have entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets. Under a separate securities lending agreement with Bankers Trust, the fund receives at least 70% of net income from the securities lending program. Bankers Trust retains no more than 30% of net income under this agreement. For the period, Bankers Trust retained $122,843.

As Money Market and Investment Grade Bond Portfolio's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Money Market
Service Class	$ 50
Service Class 2	$ 249
Investment Grade Bond
Service Class	$ 49
Service Class 2	$ 323
High Income
Service Class	$ 251,008
Service Class 2	$ 3,914
Balanced
Service Class	$ 28,151
Service Class 2	$ 3,595
Asset Manager
Service Class	$ 27,618
Service Class 2	$ 3,721
Asset Manager: Growth
Service Class	$ 12,530
Service Class 2	$ 2,497
Equity-Income
Service Class	$ 499,249
Service Class 2	$ 34,494
Growth & Income
Service Class	$ 160,561
Service Class 2	$ 10,206
Index 500
Service Class	$ 47
Service Class 2	$ 296
Growth Opportunities
Service Class	$ 355,012
Service Class 2	$ 20,287
Contrafund
Service Class	$ 1,071,117
Service Class 2	$ 81,919
Growth
Service Class	$ 1,579,773
Service Class 2	$ 41,245
Dynamic Capital Appreciation
Service Class	$ 162
Service Class 2	$ 552
Mid Cap
Service Class	$ 138,312
Service Class 2	$ 62,748
Overseas
Service Class	$ 230,223
Service Class 2	$ 9,959

Transfer Agent Fees. Fidelity Investment Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives asset-based fees with respect to each account in a fund. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Money Market
Initial Class	$ 1,388,638
Service Class	$ 51
Service Class 2	$ 443
Investment Grade Bond
Initial Class	$ 428,996
Service Class	$ 34
Service Class 2	$ 1,338
High Income
Initial Class	$ 1,194,719
Service Class	$ 163,140
Service Class 2	$ 2,370
Balanced
Initial Class	$ 179,211
Service Class	$ 18,687
Service Class 2	$ 1,178
Asset Manager
Initial Class	$ 2,943,997
Service Class	$ 19,014
Service Class 2	$ 1,254
Asset Manager: Growth
Initial Class	$ 351,706
Service Class	$ 8,765
Service Class 2	$ 857
Equity-Income
Initial Class	$ 6,359,617
Service Class	$ 332,004
Service Class 2	$ 11,455
Growth & Income
Initial Class	$ 694,394
Service Class	$ 108,721
Service Class 2	$ 3,195
Index 500
Initial Class	$ 3,079,505
Service Class	$ 31
Service Class 2	$ 287
Growth Opportunities
Initial Class	$ 770,752
Service Class	$ 233,505
Service Class 2	$ 6,872
Contrafund
Initial Class	$ 5,860,577
Service Class	$ 717,389
Service Class 2	$ 25,090

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Growth
Initial Class	$ 11,533,243
Service Class	$ 1,056,210
Service Class 2	$ 12,070
Dynamic Capital Appreciation
Initial Class	$ 157
Service Class	$ 372
Service Class 2	$ 602
Mid Cap
Initial Class	$ 146,510
Service Class	$ 98,684
Service Class 2	$ 18,965
Overseas
Initial Class	$ 1,743,958
Service Class	$ 155,637
Service Class 2	$ 3,101

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records and administers the security lending program, as applicable. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in one or more open-end money market funds managed by FIMM, an affiliate of FMR. These funds (collectively referred to as the "Central Funds") are available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for Asset Manager and Asset Manager: Growth Portfolios' strategic allocation to money market investments. The Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund are principally used for allocations of available cash. Income distributions from the Central Funds are recorded as interest income in the accompanying financial statements except for distributions from the Fidelity Securities Lending Cash Central Fund, which are recorded as security lending income.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR, or in the case of Index 500 Portfolio, Bankers Trust. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse Money Market, Index 500, Dynamic Capital Appreciation and Investment Grade Bond Portfolios' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

Money Market	FMR Expense Limitations
Service Class	0.45%
Service Class 2	0.60%
Investment Grade Bond
Service Class 2	1.05%
Index 500
Initial Class	0.28%
Service Class	0.38%
Service Class 2	0.53%
Dynamic Capital Appreciation
Initial Class	1.50%
Service Class	1.60%
Service Class 2	1.75%

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through arrangements with certain fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were each record owners of 10% or more of the total outstanding shares of the following funds:

Beneficial Interest
	FILI	Unaffiliated Insurance Companies
Fund	% of Ownership	# of	% Ownership
Money Market	63%	-	-
Investment Grade Bond	38%	-	-
High Income	11%	2	60%
Balanced	38%	1	49%
Asset Manager	19%	1	21%
Asset Manager: Growth	62%	1	10%
Equity-Income	12%	1	29%
Growth & Income	37%	4	53%
Index 500	29%	-	-
Growth Opportunities	14%	1	63%
Contrafund	19%	2	33%
Growth	13%	1	28%
Dynamic Capital Appreciation	33%	1	67%
Mid Cap	58%	1	18%
Overseas	13%	2	43%

9. Transactions with Affiliated Companies.

An affiliated company is a company which a fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included at the end of each applicable fund's schedule of investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of Dynamic Capital Appreciation Portfolio, (the Fund), a fund of Variable Insurance Products III (the Trust), including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the period September 25, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Capital Appreciation Portfolio as of December 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 25, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio:

We have audited the accompanying statements of assets and liabilities of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio (the Funds), funds of Variable Insurance Products Fund II(the Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio (the Funds), funds of Variable Insurance Products Fund III (the Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Overseas Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio(funds of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Money Market Portfolio's, Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, Overseas Portfolio's and Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

Annual Report

Distributions

The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Asset Manager	2/2/01	2/2/01	$0.64	$0.24
Asset Manager: Growth	2/2/01	2/2/01	$0.39	$0.47
Equity-Income	2/2/01	2/2/01	$0.42	$1.18
Growth & Income	2/2/01	2/2/01	$0.19	$0.61
Contrafund	2/2/01	2/2/01	$0.17	$0.60
Growth	2/2/01	2/2/01	$0.03	$2.82
Overseas	2/2/01	2/2/01	$0.93	$1.47

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Investment Grade Bond	12.26%
Balanced	12.83%
Asset Manager	8.45%
Index 500	7.27%
Growth Opportunities	29.70%

A percentage of the dividends distributed during the fiscal year for the Initial Class of the following funds qualifies for the dividends-received deduction for corporate shareholders:

High Income	2%
Balanced	28%
Asset Manager	18%
Asset Manager: Growth	28%
Equity-Income	69%
Growth & Income	29%
Index 500	100%
Growth Opportunities	85%
Contrafund	8%
Growth	9%
Mid Cap	58%

For Overseas Portfolio, the amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.349 and $.028, respectively.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.
Asset Manager, Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Bankers Trust Index 500 Portfolio

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President - Contrafund,
Growth, Growth Opportunities, and Mid Cap Portfolios
Richard A. Spillane, Jr., Vice President - Balanced,
Equity-Income, Growth & Income, and Overseas Portfolio
Robert A. Lawrence, Vice President - Asset Manager, Asset Manager: Growth, High Income, and Index 500 Portfolios
John Avery, Vice President - Balanced Portfolio
Dwight D. Churchill, Vice President -
Investment Grade Bond and Money Market Portfolios
Barry J. Coffman, Vice President - High Income Portfolio
William Danoff, Vice President - Contrafund Portfolio
Bettina Doulton, Vice President - Growth Opportunities Portfolio
Robert Duby, Vice President - Money Market Portfolio
David Felman, Vice President - Mid Cap Portfolio
Kevin E. Grant, Vice President -
Balanced and Investment Grade Bond Portfolios
Boyce I. Greer, Vice President - Money Market Portfolio
Bart A. Grenier, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
Richard R. Mace, Jr., Vice President - Overseas Portfolio
Charles S. Morrison II, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
David L. Murphy, Vice President - Investment Grade Bond Portfolio
Stephen R. Petersen, Vice President - Equity-Income Portfolio
Louis Salemy, Vice President - Growth & Income Portfolio
J. Fergus Shiel, Vice President -
Dynamic Capital Appreciation Portfolio
Steven J. Snider, Vice President -
Asset Manager and Asset Manager: Growth Portfolios

John J. Todd, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
Jennifer Uhrig, Vice President - Growth Portfolio
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President -
Investment Grade Bond and Money Market Portfolios
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income, Investment Grade Bond, and Money Market Portfolios

The Chase Manhattan Bank, New York, NY Asset Manager,
Asset Manager: Growth, Balanced, Equity-Income,
Growth & Income, and Overseas Portfolios
Brown Brothers Harriman & Co., Boston, MA Contrafund,
Growth, Growth Opportunities, and Mid Cap Portfolios

Bankers Trust, New York, NY Index 500 Portfolio

State Street Bank & Trust Co., Quincy, MA
Dynamic Capital Appreciation Portfolio

* Independent trustees

VIPIC-ANN-0201 125078
1.540227.103

Fidelity® Variable Insurance Products
Service Class

Asset Manager SM Portfolio

Asset Manager: Growth® Portfolio

Balanced Portfolio

Contrafund® Portfolio

Dynamic Capital Appreciation Portfolio

Equity-Income Portfolio

Growth Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

High Income Portfolio

Index 500 Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Overseas Portfolio

Annual Report

December 31, 2000

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Manager's Overview
	7	Investments
	24	Financial Statements
Asset Manager: Growth Portfolio	28	Performance and Investment Summary
	29	Fund Talk: The Manager's Overview
	30	Investments
	45	Financial Statements
Balanced Portfolio	49	Performance and Investment Summary
	50	Fund Talk: The Manager's Overview
	51	Investments
	62	Financial Statements
Contrafund Portfolio	66	Performance and Investment Summary
	67	Fund Talk: The Manager's Overview
	68	Investments
	75	Financial Statements
Dynamic Capital Appreciation Portfolio	79	Performance and Investment Summary
	80	Fund Talk: The Manager's Overview
	81	Investments
	83	Financial Statements
Equity-Income Portfolio	87	Performance and Investment Summary
	88	Fund Talk: The Manager's Overview
	89	Investments
	96	Financial Statements
Growth Portfolio	100	Performance and Investment Summary
	101	Fund Talk: The Manager's Overview
	102	Investments
	107	Financial Statements
Growth & Income Portfolio	111	Performance and Investment Summary
	112	Fund Talk: The Manager's Overview
	113	Investments
	116	Financial Statements
Growth Opportunities Portfolio	120	Performance and Investment Summary
	121	Fund Talk: The Manager's Overview
	122	Investments
	126	Financial Statements

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

High Income Portfolio	130	Performance and Investment Summary
	131	Fund Talk: The Manager's Overview
	132	Investments
	141	Financial Statements
Index 500 Portfolio	145	Performance and Investment Summary
	146	Fund Talk: The Manager's Overview
	147	Investments
	155	Financial Statements
Investment Grade Bond Portfolio	159	Performance and Investment Summary
	160	Fund Talk: The Manager's Overview
	161	Investments
	167	Financial Statements
Mid Cap Portfolio	171	Performance and Investment Summary
	172	Fund Talk: The Manager's Overview
	173	Investments
	180	Financial Statements
Money Market Portfolio	184	Performance
	185	Fund Talk: The Manager's Overview
	186	Investments
	190	Financial Statements
Overseas Portfolio	194	Performance and Investment Summary
	195	Fund Talk: The Manager's Overview
	196	Investments
	199	Financial Statements
Notes to Financial Statements	203	Notes to the Financial Statements
Independent Auditors' Report	211	The auditors' opinion.
Independent Auditors' Report	212	The auditors' opinion.
Independent Auditors' Report	213	The auditors' opinion.
Report of Independent Accountants	214	The auditors' opinion.
Distributions	215

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

It used to be that there were few parallels between international equity market performance relative to stock markets in the United States. In recent years, however, e-commerce and other technological advances have made trade between nations that are oceans apart easier and more efficient than ever. Thus, with the U.S. being one of the world's favorite trading partners, the performance of international markets has become that much more sensitive to fluctuations in the U.S. At no time was this more apparent than during 2000. As U.S. equities skyrocketed in the first quarter of the year, so too did most worldwide markets. And when rising interest rates, a slowing economy and near record-high oil prices hammered U.S. stocks for the remainder of the year, international issues fell in sync. Fixed-income markets generally demonstrated similar parallels, as investors worldwide - including the U.S. - retreated to the safety and relatively high returns of bonds.

U.S. Stock Markets

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000® Index - a barometer of small-cap stock performance - dropped 3.02%.

Foreign Stock Markets

Asian equity markets were among the poorest-performing stock markets in 2000, as several countries in the region struggled to overcome bad loans and less-than-effective financial restructuring programs. South Korea posted one of the worst numbers, as the Korea Composite Stock Price Index (KOSPI) declined 55.88% during the year. The TOPIX Index, a benchmark of the Japanese stock market, fell 32.79%. Although Hong Kong was among the more resilient markets in the region, concerns about a slowdown in the U.S. dragged the Hang Seng Index down 9.51% during the period. Many European stock markets also floundered in 2000, thanks to the sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and significant capital outlays for third-generation mobile-phone licenses took their toll on corporate earnings, causing the Morgan Stanley Capital International Europe Index to decline 8.19% in 2000. The Canadian equity market was one of the only foreign players to enjoy positive performance. Heavily weighted in oil, gas and financial services - three of the year's best performing sectors - the Toronto Stock Exchange (TSE) 300 returned 3.78% for the 12-month period.

U.S. Bond Markets

Strong technical factors in the market propelled investment-grade bonds past stocks during the 12-month period that ended December 31, 2000. In its strongest showing since 1995, the Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 11.63% during this time frame. Early in 2000, Treasuries assumed market leadership from the spread sectors - corporate, mortgage and agency bonds - a position it never relinquished. A growing federal budget surplus spurred the U.S. government in January to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices soaring and yields plummeting. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights to safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 13.52% during the period. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 12.18% and 11.16%, respectively. Agencies rallied later in the period behind reduced political risk surrounding government-sponsored enterprises, while discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. Corporates lagged behind, hurt somewhat by deteriorating credit conditions and growing supply pressures. Still, the Lehman Brothers Credit Bond Index closed out the period up a respectable 9.39%.

Foreign Bond Markets

For the most part, foreign bonds - like those in the U.S. - outperformed their equity counterparts, but absolute returns varied among nations and regions. International government debt, for instance, struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. Conversely, emerging-markets bonds performed solidly throughout the year. The J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period. During the past year, emerging-markets credit upgrades outnumbered downgrades by more than three to one.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Service Class	-4.06%	11.05%	11.90%
Fidelity Asset Manager Composite	0.58%	12.07%	11.47%
S&P 500	-9.10%	18.33%	17.46%
LB Aggregate Bond	11.63%	6.46%	7.96%
LB 3 Month T-Bill	6.20%	5.47%	5.00%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $30,790 - a 207.90% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $49,995 over the same period - a 399.95% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,504 - a 115.04% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $29,625 - a 196.25% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	2.3
Exxon Mobil Corp.	1.8
Pfizer, Inc.	1.7
Citigroup, Inc.	1.6
Anheuser-Busch Companies, Inc.	1.3
8.7
Top Five Bond Issuers as of December 31, 2000
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	9.8
U.S. Treasury Obligations	4.0
Government National Mortgage Association	1.7
Federal Home Loan Bank	1.2
Freddie Mac	0.9
17.6
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks class	55.2%
Bond class	41.1%
Short-Term class	3.7%

* Foreign investments	4.8%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus.
Financial statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bart Grenier, Portfolio Manager of Asset
Manager Portfolio

Q. How did the fund perform, Bart?

A. For the 12 months that ended December 31, 2000, the fund lagged the Fidelity Asset Manager Composite Index, which returned 0.58%.

Q. How did your asset allocation strategies influence performance?

A. I maintained the fund's emphasis on equities, allocating just over 54% of net assets to stocks on average during the period. The fund's neutral allocation mix typically calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Although this strategy was successful early in the period when the bulls were running, it failed later in the year when market conditions took a turn for the worse. The other side to this strategy was our positioning in bonds, which further hampered relative performance. We lost ground by making an out-of-benchmark allocation to high-yield bonds, while underweighting investment-grade debt - the top-performing asset class during the year.

Q. What factors drove the fund's equity holdings?

A. It was a challenging period for us given the unusually high levels of volatility in the market, spawned by sectors and styles that frequently rotated in and out of favor. The quantitative approach followed by Steve Snider kept the fund generally sector neutral relative to the Standard & Poor's 500 Index. The models Steve used emphasized fundamental data, such as earnings growth, as the driving force behind individual security selection. As such, given the market's disregard for fundamentals early in the period, we missed out on many stocks that soared despite having no earnings. On the other hand, several stocks we owned were punished late in the year when the economy turned and earnings growth failed to materialize. Since this approach did not account for momentum factors that reflect market trends, the fund ended up on the wrong side of some big moves during the period. Large-cap technology stocks performed poorly, with names such as Microsoft and Motorola doing the most damage. Retailers, such as Wal-Mart, also weighed on performance. Conversely, our defensive holdings fared quite well, but it wasn't enough to stem the tide. The health sector provided its share of winners, particularly drug stocks such as Merck. Growth-oriented financials, including Lehman Brothers, and consumer nondurables, such as Anheuser-Busch, also were meaningful contributors.

Q. How did the fund's bond subportfolio fare?

A. Poor liquidity and declining credit quality sent the prices of high-yield securities lower during the period, with yield spreads widening to levels not seen since the 1990 recession. The fund's exposure to the telecommunications sector weighed on performance. Mark Notkin, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. On the investment-grade side, Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a strong rally in the fund's long-term Treasury holdings. Security selection among agency and mortgage securities further aided performance, as did our positioning in corporate bonds.

Q. And the fund's short-term/money market investments?

A. Early in 2000, the yield curve flattened out dramatically. In response, John Todd let the average maturity of the fund's money market subportfolio roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Federal Reserve Board tightening. Entering the fourth quarter, we extended the subportfolio's average maturity in anticipation of slower economic growth and a more accommodative Fed. It's important for shareholders to note that, in July, the fund began to invest nearly all of its money market investments in a Fidelity-managed money market mutual fund in lieu of investing directly in individual money market securities.

Q. What's your outlook?

A. Given the rate of economic deceleration, the markets are anticipating the Fed to cut interest rates early in 2001. Historically, financial assets have performed quite well in the year following the start of a Fed easing campaign. I'm generally positive overall on the markets in that environment, particularly high-yield, where there's plenty of upside potential. I'm optimistic about equities as well, but not overly so, as there are still some fairly highly valued securities out there despite the stunning recent declines in the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2000, more than $4.1 billion

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 49.4%
		Value (Note 1)
AEROSPACE & DEFENSE - 1.6%
Aerospace & Defense - 1.2%
Boeing Co.	309,600	$ 20,433,600
United Technologies Corp.	362,406	28,494,172
		48,927,772
Ship Building & Repair - 0.4%
General Dynamics Corp.	250,000	19,500,000
TOTAL AEROSPACE & DEFENSE		68,427,772
BASIC INDUSTRIES - 0.7%
Chemicals & Plastics - 0.5%
Eastman Chemical Co.	150,000	7,312,500
Pharmacia Corp.	200,000	12,200,000
		19,512,500
Paper & Forest Products - 0.2%
Kimberly-Clark Corp.	130,000	9,189,700
TOTAL BASIC INDUSTRIES		28,702,200
DURABLES - 0.5%
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	100,200	12,074,100
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B (a)	8,445	211,125
Liz Claiborne, Inc.	180,000	7,492,500
		7,703,625
TOTAL DURABLES		19,777,725
ENERGY - 3.7%
Energy Services - 0.3%
BJ Services Co. (a)	173,000	11,915,375
Oil & Gas - 3.4%
Amerada Hess Corp.	55,000	4,018,438
Apache Corp.	151,900	10,642,494
Chevron Corp.	188,200	15,891,138
EOG Resources, Inc.	130,000	7,109,375
Exxon Mobil Corp.	869,875	75,624,758
Royal Dutch Petroleum Co. (NY Shares)	450,000	27,253,125
Valero Energy Corp.	80,000	2,975,000
		143,514,328
TOTAL ENERGY		155,429,703
FINANCE - 9.1%
Banks - 0.9%
Bank of America Corp.	270,000	12,386,250
Chase Manhattan Corp.	268,050	12,179,522
J.P. Morgan & Co., Inc.	71,000	11,750,500
		36,316,272

	Shares	Value (Note 1)
Credit & Other Finance - 2.4%
American Express Co.	292,500	$ 16,069,219
Citigroup, Inc.	1,301,066	66,435,683
MBNA Corp.	200,000	7,387,500
Providian Financial Corp.	171,900	9,884,250
		99,776,652
Federal Sponsored Credit - 0.5%
Fannie Mae	180,000	15,615,000
USA Education, Inc.	100,000	6,800,000
		22,415,000
Insurance - 2.7%
AFLAC, Inc.	180,000	12,993,750
American International Group, Inc.	350,000	34,496,875
CIGNA Corp.	260,600	34,477,380
Marsh & McLennan Companies, Inc.	173,600	20,311,200
MGIC Investment Corp.	95,800	6,460,513
PMI Group, Inc.	65,000	4,399,688
		113,139,406
Savings & Loans - 0.7%
Golden West Financial Corp.	428,700	28,937,250
Securities Industry - 1.9%
Goldman Sachs Group, Inc.	50,000	5,346,875
Lehman Brothers Holdings, Inc.	303,200	20,503,900
Merrill Lynch & Co., Inc.	359,600	24,520,225
Morgan Stanley Dean Witter & Co.	346,800	27,483,900
		77,854,900
TOTAL FINANCE		378,439,480
HEALTH - 7.1%
Drugs & Pharmaceuticals - 4.8%
Allergan, Inc.	85,000	8,229,063
Amgen, Inc. (a)	260,700	16,668,506
Bristol-Myers Squibb Co.	380,000	28,096,250
Eli Lilly & Co.	200,000	18,612,500
Forest Laboratories, Inc. (a)	80,000	10,630,000
IVAX Corp. (a)	240,000	9,192,000
Merck & Co., Inc.	406,000	38,011,750
Pfizer, Inc.	1,577,200	72,551,200
		201,991,269
Medical Equipment & Supplies - 0.9%
Cardinal Health, Inc.	25,000	2,490,625
Johnson & Johnson	296,300	31,130,019
Millipore Corp.	34,700	2,186,100
		35,806,744
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	370,000	16,283,700
Tenet Healthcare Corp.	80,000	3,555,000
UnitedHealth Group, Inc.	433,600	26,612,200
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
Universal Health Services, Inc. Class B (a)	35,000	$ 3,911,250
Wellpoint Health Networks, Inc. (a)	70,000	8,067,500
		58,429,650
TOTAL HEALTH		296,227,663
INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%
Electrical Equipment - 2.5%
Anaren Microwave, Inc. (a)	60,000	4,031,250
General Electric Co.	2,048,100	98,180,794
Scientific-Atlanta, Inc.	80,000	2,605,000
		104,817,044
Industrial Machinery & Equipment - 0.6%
Dover Corp.	90,000	3,650,625
Tyco International Ltd.	360,000	19,980,000
		23,630,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		128,447,669
MEDIA & LEISURE - 1.3%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	3,742	71,098
Entertainment - 0.3%
Walt Disney Co.	459,600	13,299,675
Leisure Durables & Toys - 0.1%
Harley-Davidson, Inc.	100,000	3,975,000
Lodging & Gaming - 0.2%
International Game Technology (a)	75,000	3,600,000
Marriott International, Inc. Class A	150,000	6,337,500
		9,937,500
Publishing - 0.6%
Dow Jones & Co., Inc.	77,100	4,365,788
Knight-Ridder, Inc.	128,700	7,319,813
McGraw-Hill Companies, Inc.	56,000	3,283,000
The New York Times Co. Class A	219,200	8,781,700
		23,750,301
Restaurants - 0.1%
Darden Restaurants, Inc.	151,600	3,467,850
TOTAL MEDIA & LEISURE		54,501,424
NONDURABLES - 4.1%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	1,128,400	51,342,200
Pepsi Bottling Group, Inc.	389,800	15,567,638
The Coca-Cola Co.	425,000	25,898,438
		92,808,276
Foods - 1.4%
PepsiCo, Inc.	450,000	22,303,125

	Shares	Value (Note 1)
Quaker Oats Co.	284,000	$ 27,654,500
Sysco Corp.	280,000	8,400,000
		58,357,625
Household Products - 0.4%
Colgate-Palmolive Co.	270,000	17,428,500
TOTAL NONDURABLES		168,594,401
RETAIL & WHOLESALE - 2.2%
Apparel Stores - 0.2%
Talbots, Inc.	55,000	2,509,375
Venator Group, Inc. (a)	500,000	7,750,000
		10,259,375
General Merchandise Stores - 1.2%
Kohls Corp. (a)	45,000	2,745,000
Sears, Roebuck & Co.	334,600	11,627,350
The May Department Stores Co.	275,000	9,006,250
Wal-Mart Stores, Inc.	466,600	24,788,125
		48,166,725
Grocery Stores - 0.3%
Pathmark Stores, Inc. (a)	248,622	4,102,263
Safeway, Inc. (a)	150,000	9,375,000
		13,477,263
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	324,300	14,816,456
Tiffany & Co., Inc.	155,800	4,927,175
		19,743,631
TOTAL RETAIL & WHOLESALE		91,646,994
SERVICES - 0.1%
Robert Half International, Inc. (a)	135,000	3,577,500
TECHNOLOGY - 11.7%
Communications Equipment - 3.2%
ADC Telecommunications, Inc. (a)	866,000	15,696,250
Cisco Systems, Inc. (a)	1,174,000	44,905,500
Comverse Technology, Inc. (a)	312,400	33,934,450
Corning, Inc.	360,000	19,012,500
Nortel Networks Corp.	590,000	18,916,875
		132,465,575
Computer Services & Software - 3.5%
Adobe Systems, Inc.	780,800	45,432,800
First Data Corp.	302,900	15,959,044
Microsoft Corp. (a)	897,700	38,937,738
Oracle Corp. (a)	1,010,800	29,376,375
Rational Software Corp. (a)	100,000	3,893,750
Sybase, Inc. (a)	200,000	3,962,500
VERITAS Software Corp. (a)	120,000	10,500,000
		148,062,207
Computers & Office Equipment - 2.1%
EMC Corp. (a)	386,400	25,695,600
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Hewlett-Packard Co.	340,000	$ 10,731,250
International Business Machines Corp.	319,400	27,149,000
Sun Microsystems, Inc. (a)	812,200	22,640,075
		86,215,925
Electronic Instruments - 0.1%
KLA-Tencor Corp. (a)	80,000	2,695,000
LAM Research Corp. (a)	75,300	1,091,850
		3,786,850
Electronics - 2.8%
Advanced Micro Devices, Inc. (a)	400,000	5,525,000
Analog Devices, Inc. (a)	49,200	2,518,425
AVX Corp.	150,000	2,456,250
Exar Corp. (a)	52,000	1,611,188
Integrated Device Technology, Inc. (a)	100,000	3,312,500
Intel Corp.	1,203,200	36,171,200
Motorola, Inc.	571,051	11,563,783
National Semiconductor Corp. (a)	173,000	3,481,625
PMC-Sierra, Inc. (a)	30,000	2,358,750
Sanmina Corp. (a)	50,000	3,831,250
Texas Instruments, Inc.	840,800	39,832,900
Vishay Intertechnology, Inc. (a)	194,700	2,944,838
		115,607,709
TOTAL TECHNOLOGY		486,138,266
TRANSPORTATION - 0.3%
Air Transportation - 0.3%
AMR Corp.	100,000	3,918,750
Delta Air Lines, Inc.	150,000	7,528,125
		11,446,875
UTILITIES - 3.9%
Cellular - 0.0%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	500	1,000
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	81,500
Sprint Corp. - PCS Group Series 1 (a)	100,000	2,043,750
		2,126,250
Electric Utility - 1.6%
Duke Energy Corp.	40,000	3,410,000
Energy East Corp.	408,100	8,034,469
Entergy Corp.	150,000	6,346,875
FPL Group, Inc.	250,000	17,937,500
PG&E Corp.	170,000	3,400,000
Pinnacle West Capital Corp.	112,500	5,357,813
PPL Corp.	128,500	5,806,594

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	170,100	$ 8,271,113
Reliant Energy, Inc.	190,000	8,229,375
		66,793,739
Gas - 0.9%
Dynegy, Inc. Class A	180,000	10,091,250
Enron Corp.	319,800	26,583,375
		36,674,625
Telephone Services - 1.4%
BellSouth Corp.	502,300	20,562,906
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	10,440
Qwest Communications International, Inc. (a)	558,495	22,898,295
Sprint Corp. - FON Group	314,900	6,396,406
Verizon Communications	175,000	8,771,846
		58,639,893
TOTAL UTILITIES		164,234,507
TOTAL COMMON STOCKS (Cost $1,739,116,154)		2,055,592,179
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. Series C $0.2975 (g)	111,200	27,800
Radio One, Inc. $65.00 (g)	5,700	4,517,250
		4,545,050
Nonconvertible Preferred Stocks - 1.3%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,488,984
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	653	628,166
MEDIA & LEISURE - 0.5%
Broadcasting - 0.4%
Adelphia Communications Corp. Series B, $13.00	7,763	621,040
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	29,312	2,462,208
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	97,878	10,179,312
Pegasus Communications Corp. $127.50 pay-in-kind	366	346,328
		13,608,888
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
MEDIA & LEISURE - continued
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	37,775	$ 2,946,450
Series D, $10.00	19,485	1,597,770
		4,544,220
TOTAL MEDIA & LEISURE		18,153,108
UTILITIES - 0.8%
Cellular - 0.5%
Crown Castle International Corp. $127.50 pay-in-kind	5,790	5,558,400
Dobson Communications Corp. $130.00 pay-in-kind	683	607,870
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	15,498	12,863,340
		19,029,610
Telephone Services - 0.3%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	7,991,830
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	5,500	2,750,000
XO Communications, Inc. $7.00 pay-in-kind	122,390	3,916,480
		14,658,310
TOTAL UTILITIES		33,687,920
TOTAL NONCONVERTIBLE PREFERRED STOCKS		53,958,178
TOTAL PREFERRED STOCKS (Cost $66,892,662)		58,503,228
Corporate Bonds - 17.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.3%
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 4,710,000	4,097,700
Total Renal Care Holdings, Inc.:
7% 5/15/09 (g)	B3	2,940,000	2,440,200
7% 5/15/09	B3	3,460,000	2,871,800
			9,409,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2	$ 3,440,000	$ 2,571,400
TOTAL CONVERTIBLE BONDS			11,981,100
Nonconvertible Bonds - 16.8%
BASIC INDUSTRIES - 0.6%
Chemicals & Plastics - 0.4%
Avecia Group PLC 11% 7/1/09	B2	3,955,000	3,915,450
Huntsman Corp. 9.5% 7/1/07 (g)	B2	4,485,000	2,646,150
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	775,000	744,000
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3	2,000,000	1,940,000
Series B, 9.875% 5/1/07	Ba3	5,300,000	5,114,500
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	1,655,000	1,601,213
Sterling Chemicals, Inc. 12.375% 7/15/06	B3	2,005,000	1,824,550
			17,785,863
Packaging & Containers - 0.1%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,825,000	1,751,500
9.75% 6/15/07	Caa1	3,675,000	2,315,250
			4,066,750
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	3,320,000	3,271,395
TOTAL BASIC INDUSTRIES			25,124,008
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2	1,120,000	1,080,800
American Standard, Inc. 7.375% 4/15/05	Ba2	165,000	159,638
Numatics, Inc. 9.625% 4/1/08	B3	170,000	105,400
			1,345,838
Real Estate - 0.1%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,947,552
Real Estate Investment Trusts - 0.3%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,555,259
7.125% 3/15/04	Baa2	4,200,000	4,183,074
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	$ 3,600,000	$ 3,570,984
6.75% 2/15/08	Baa1	1,590,000	1,540,949
7.75% 11/15/07	Baa1	3,220,000	3,310,740
			14,161,006
TOTAL CONSTRUCTION & REAL ESTATE			18,454,396
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
TRW, Inc. 8.75% 5/15/06	Baa1	3,830,000	3,815,446
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	290,000	279,125
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	5,070,000	4,828,110
TOTAL DURABLES			8,922,681
ENERGY - 0.7%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	1,590,000	1,582,050
Energy Services - 0.1%
R&B Falcon Corp. Series B, 6.5% 4/15/03	Ba3	1,785,000	1,709,138
RBF Finance Co. 11% 3/15/06	Ba3	1,260,000	1,458,450
			3,167,588
Oil & Gas - 0.6%
Apache Corp. 7.625% 7/1/19	A3	2,970,000	3,072,584
Chesapeake Energy Corp. Series B:
7.875% 3/15/04	B2	890,000	863,300
9.625% 5/1/05	B2	2,510,000	2,572,750
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	2,700,000	2,706,750
9.25% 4/1/07	B2	290,000	293,625
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,165,927
8.125% 10/15/05	Baa1	4,935,000	5,220,737
8.375% 7/15/04	Baa1	2,335,000	2,461,020
Petro-Canada 7% 11/15/28	A3	1,290,000	1,213,181

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 1,880,000	$ 2,151,171
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2	245,000	243,775
			23,964,820
TOTAL ENERGY			28,714,458
FINANCE - 4.1%
Banks - 1.5%
Bank of America Corp. 7.8% 2/15/10	Aa3	2,870,000	2,990,397
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	2,820,000	3,004,061
Bank One Capital III 8.75% 9/1/30	Aa3	2,400,000	2,346,456
Bank One Corp. 7.875% 8/1/10	A1	7,050,000	7,344,902
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,708,721
Capital One Bank:
6.26% 5/7/01	Baa2	3,160,000	3,153,775
6.375% 2/15/03	Baa2	2,870,000	2,802,670
6.48% 6/28/02	Baa2	1,740,000	1,701,720
6.65% 3/15/04	Baa3	2,320,000	2,239,983
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,602,226
Commonwealth Bank of Australia 8.5% 6/1/10	Aa3	1,700,000	1,874,403
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	8,340,000	8,204,475
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	509,915
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,089,197
7.125% 4/22/04	Baa2	675,000	673,022
7.375% 9/17/04	Baa2	615,000	615,141
Popular, Inc. 6.2% 4/30/01	A3	1,840,000	1,835,786
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	3,230,000	3,293,243
9.118% 3/31/49	A1	2,655,000	2,888,428
Summit Bancorp 8.625% 12/10/02	A3	1,730,000	1,791,502
Union Planters National Bank 6.81% 8/20/01	A3	3,500,000	3,500,770
			61,170,793
Credit & Other Finance - 2.1%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	3,265,000	3,368,305
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	3,972,390
Associates Corp. of North America 5.8% 4/20/04	Aa3	4,880,000	4,797,089
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
CIT Group, Inc. 5.5% 2/15/04	A1	$ 680,000	$ 647,550
Citigroup, Inc. 7.25% 10/1/10	Aa3	8,200,000	8,471,666
Countrywide Funding Corp. 6.45% 2/27/03	A3	3,950,000	3,946,485
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	900,000	894,897
Details Capital Corp. 0% 11/15/07 (e)	Caa1	505,000	393,900
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	747,450
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,498,200
7.1% 6/23/04	A3	3,980,000	3,999,701
First Security Capital I 8.41% 12/15/26	A3	775,000	721,138
Ford Motor Credit Co.:
7.5% 3/15/05	A2	3,850,000	3,945,750
7.875% 6/15/10	A2	1,690,000	1,738,452
GS Escrow Corp.:
7% 8/1/03	Ba1	1,100,000	1,055,571
7.125% 8/1/05	Ba1	1,175,000	1,102,632
HSBC Capital Funding LP:
9.547% 12/31/49 (f)(g)	A1	1,600,000	1,755,280
10.176% 12/31/49 (f)(g)	A1	2,600,000	2,985,398
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	1,315,000	1,295,933
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	2,025,474
PTC International Finance BV 0% 7/1/07 (e)	B2	5,950,000	4,373,250
PTC International Finance II SA 11.25% 12/1/09	B2	440,000	418,000
Qwest Capital Funding, Inc. 7.75% 8/15/06 (g)	Baa1	5,000,000	5,190,400
Sprint Capital Corp. 6.875% 11/15/28	Baa1	6,880,000	5,563,099
The Money Store, Inc. 7.3% 12/1/02	A2	2,550,000	2,586,287
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,510,000	2,469,213
6.75% 5/15/09	Baa1	3,925,000	3,683,416
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	2,905,000	2,565,638
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	3,100,000	3,263,060
Unilever Capital Corp. 6.875% 11/1/05	A1	4,580,000	4,729,308

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Verizon Global Funding Corp.:
6.75% 12/1/05 (g)	A1	$ 2,530,000	$ 2,537,590
7.75% 12/1/30 (g)	A1	3,730,000	3,826,905
			90,569,427
Savings & Loans - 0.3%
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,812,879
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	3,770,000	3,754,505
7% 6/13/02	Baa3	3,400,000	3,372,460
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	4,300,000	4,285,380
			14,225,224
Securities Industry - 0.2%
Amvescap PLC yankee:
6.375% 5/15/03	A2	2,200,000	2,168,782
6.6% 5/15/05	A2	4,410,000	4,322,197
			6,490,979
TOTAL FINANCE			172,456,423
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2	1,185,000	1,147,969
7.15% 3/30/04	Ba2	700,000	681,625
Fountain View, Inc. 11.25% 4/15/08	Caa1	2,330,000	955,300
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1	1,065,000	1,154,194
8.125% 12/1/08	Ba3	465,000	467,325
8.625% 12/1/03	Ba1	815,000	835,375
Unilab Corp. 12.75% 10/1/09	B3	725,000	779,375
			6,021,163
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	2,140,000	2,134,650
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	3,550,000	1,952,500
Tyco International Group SA:
7% 6/15/28	Baa1	5,310,000	4,999,684
yankee 6.375% 6/15/05	Baa1	830,000	827,161
			9,913,995
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 2,345,000	$ 2,227,750
7.875% 1/1/09	Ba3	3,000,000	2,782,500
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	963,800
Envirosource, Inc. Series B, 9.75% 6/15/03	Caa3	50,000	15,000
			5,989,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			15,903,045
MEDIA & LEISURE - 4.3%
Broadcasting - 3.0%
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,752,370
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	565,000	457,650
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	6,040,000	5,683,338
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3	4,550,000	1,729,000
14% 7/15/10 (g)	B3	2,015,000	1,813,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	326,288
0% 4/1/11 (e)	B2	8,375,000	4,920,313
10% 4/1/09	B2	3,300,000	3,209,250
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	1,165,000	1,121,313
10.25% 7/1/07	B3	7,080,000	7,097,700
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	3,069,741
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	3,360,000	2,856,000
Continental Cablevision, Inc.:
8.3% 5/15/06	A3	3,275,000	3,401,415
8.625% 8/15/03	A3	2,790,000	2,892,142
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	280,000	281,400
9.875% 5/15/06	Ba3	700,000	714,000
9.875% 4/1/23	B1	370,000	384,800
10.5% 5/15/16	Ba3	1,130,000	1,231,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	$ 3,730,000	$ 2,368,550
11.75% 12/15/05	B2	2,460,000	2,152,500
Earthwatch, Inc. 0% 7/15/07 (e)	-	2,265,000	1,359,000
EchoStar DBS Corp.:
9.25% 2/1/06	B1	1,510,000	1,472,250
9.375% 2/1/09	B1	7,685,000	7,492,875
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	5,215,000	4,041,625
9.25% 11/1/07	B1	1,020,000	1,020,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	1,630,000	1,401,800
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,910,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	6,230,000	3,457,650
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	1,585,000	1,545,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,755,552
International Cabletel, Inc. Series B, 0% 2/1/06 (e)	B2	1,850,000	1,609,500
Knology Holding, Inc. 0% 10/15/07 (e)	-	1,660,000	348,600
NTL Communications Corp. 11.5% 10/1/08	B3	2,050,000	1,804,000
NTL, Inc. 0% 4/1/08 (e)	B3	9,455,000	5,200,250
Pegasus Communications Corp. 9.625% 10/15/05	B3	3,865,000	3,604,113
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	12,670,000	6,081,600
12.5% 11/15/10 (g)	B3	2,000,000	1,980,000
TCI Communications, Inc. 9.8% 2/1/12	A3	4,550,000	5,175,443
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	7,848,000	5,258,160
Telewest Communications PLC 0% 2/1/10 (e)	B1	3,335,000	1,500,750
Telewest PLC 11% 10/1/07	B1	3,665,000	3,197,713
Time Warner, Inc. 9.125% 1/15/13	Baa1	5,355,000	6,224,224
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	2,930,000	908,300
0% 2/1/10 (e)	B2	8,630,000	2,502,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
10.875% 8/1/09	B2	$ 4,723,000	$ 3,022,720
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	1,935,000	1,930,840
			124,268,010
Entertainment - 0.3%
Mandalay Resort Group:
9.5% 8/1/08	Ba2	490,000	490,000
10.25% 8/1/07	Ba3	2,020,000	1,994,750
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	170,000	171,700
Paramount Communications, Inc. 7.5% 1/15/02	A3	1,785,000	1,794,782
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	675,000	680,063
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	10,045,000	6,981,275
9.75% 6/15/07	B3	1,760,000	1,698,400
			13,810,970
Lodging & Gaming - 0.7%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	3,860,000	3,512,600
HMH Properties, Inc.:
Series A, 7.875% 8/1/05	Ba2	2,000,000	1,920,000
Series B, 7.875% 8/1/08	Ba2	5,860,000	5,552,350
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,235,000	5,077,950
International Game Technology 8.375% 5/15/09	Ba1	2,575,000	2,568,563
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,188,000
Station Casinos, Inc.:
8.875% 12/1/08	B1	1,670,000	1,636,600
9.875% 7/1/10	B1	4,740,000	4,870,350
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	2,130,000	2,119,350
			28,445,763
Publishing - 0.3%
K-III Communications Corp. 8.5% 2/1/06	Ba3	465,000	453,375
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	3,747,837
7.75% 1/20/24	Baa3	2,590,000	2,297,408

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 10/17/16	Baa3	$ 2,450,000	$ 2,214,286
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	1,550,000	1,678,526
			10,391,432
Restaurants - 0.0%
NE Restaurant, Inc. 10.75% 7/15/08	B3	2,760,000	1,656,000
TOTAL MEDIA & LEISURE			178,572,175
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,212,768
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	1,655,000	1,224,700
Nabisco, Inc. 6.85% 6/15/05	A2	3,930,000	3,916,952
			8,354,420
Tobacco - 0.2%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	3,955,000	3,949,582
7.25% 9/15/01	A2	1,450,000	1,443,475
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,407,495
			8,800,552
TOTAL NONDURABLES			17,154,972
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Dayton Hudson Corp. 7.5% 7/15/06	A2	3,500,000	3,659,495
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	2,879,250
8.5% 6/15/03	Baa1	2,580,000	2,634,335
			9,173,080
SERVICES - 0.1%
Advertising - 0.1%
Lamar Media Corp.:
9.25% 8/15/07	B1	1,950,000	1,969,500
9.625% 12/1/06	B1	2,150,000	2,230,625
			4,200,125
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	981,150
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - continued
Services - 0.0%
Medpartners, Inc. 7.375% 10/1/06	B2	$ 490,000	$ 453,250
TOTAL SERVICES			5,634,525
TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	2,046,145
Computers & Office Equipment - 0.3%
Comdisco, Inc. 6.375% 11/30/01	Baa2	8,300,000	7,636,000
Compaq Computer Corp. 7.45% 8/1/02	Baa2	3,700,000	3,690,417
Globix Corp. 12.5% 2/1/10	B-	3,270,000	1,144,500
			12,470,917
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	2,180,000	1,798,500
Details, Inc. 10% 11/15/05	B3	520,000	478,400
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3	4,425,000	4,380,750
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,460,000
			9,117,650
TOTAL TECHNOLOGY			23,634,712
TRANSPORTATION - 0.9%
Air Transportation - 0.2%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	409,992	405,769
Class C2, 7.434% 3/15/06	Baa1	1,110,000	1,108,407
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	895,000	951,134
8.3% 12/15/29	Baa3	4,000,000	3,440,600
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	4,370,000	4,498,041
			10,403,951
Railroads - 0.7%
Canadian National Railway Co. 6.9% 7/15/28	Baa2	3,390,000	3,168,531
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,282,850
6.46% 6/22/05	Baa2	5,120,000	5,093,786
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2	1,045,000	1,071,125

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 6,610,000	$ 6,715,099
TFM SA de CV:
0% 6/15/09 (e)	B1	5,450,000	4,046,625
10.25% 6/15/07	B1	3,500,000	3,237,500
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	1,810,000	1,692,115
			27,307,631
TOTAL TRANSPORTATION			37,711,582
UTILITIES - 3.7%
Cellular - 1.9%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	3,230,000	1,824,950
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1	3,855,000	1,734,750
Crown Castle International Corp. 0% 5/15/11 (e)	B3	6,330,000	4,241,100
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,210,300
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	8,175,000	8,052,375
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1	2,845,000	1,166,450
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2	500,000	290,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	7,505,000	4,503,000
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	7,300,000	5,730,500
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,987,850
0% 2/15/08 (e)	B1	840,000	602,700
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1	895,000	720,475
Nextel Partners, Inc.:
11% 3/15/10	B3	625,000	596,875
11% 3/15/10	B3	1,585,000	1,513,675
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	4,785,000	3,265,763
10.625% 7/15/10	B3	715,000	727,513
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	2,455,000	1,669,400
Triton PCS, Inc. 0% 5/1/08 (e)	B3	6,515,000	5,146,850
US Unwired, Inc. 0% 11/1/09 (e)	Caa1	3,705,000	1,593,150
Vodafone Group PLC 7.625% 2/15/05	A2	3,040,000	3,146,157
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	$ 13,420,000	$ 9,729,500
10.375% 11/15/09	B2	7,440,000	7,998,000
			77,451,333
Electric Utility - 0.7%
AES Corp. 9.375% 9/15/10	Ba1	4,480,000	4,580,800
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,710,678
6.73% 12/11/02 (g)	Baa2	4,910,000	4,872,340
CMS Energy Corp.:
8.375% 7/1/03	Ba3	1,755,000	1,746,225
9.875% 10/15/07	Ba3	660,000	686,400
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	885,000	956,605
Hydro-Quebec yankee 8.4% 3/28/25	A2	2,620,000	2,948,082
Illinois Power Co. 7.5% 6/15/09	Baa1	1,880,000	1,925,609
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,456,578
yankee 7.875% 12/15/26 (g)	A3	1,960,000	1,755,121
Nisource Finance Corp. 7.875% 11/15/10 (g)	Baa2	4,065,000	4,279,120
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	369,252
			31,286,810
Gas - 0.1%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	2,550,000	2,652,281
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,197,295
			3,849,576
Telephone Services - 1.0%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2	2,200,000	1,897,500
AT&T Corp. 6.5% 3/15/29	A2	3,685,000	2,945,310
British Telecommunications PLC:
7.625% 12/15/05	A2	3,210,000	3,241,843
8.625% 12/15/30	A2	1,205,000	1,214,050
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	3,020,000	3,311,007
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	1,050,000	630,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
0% 3/1/09 (e)	B3	$ 1,410,000	$ 564,000
8.6% 6/1/08	B2	100,000	70,000
8.875% 11/1/07	B2	50,000	35,000
Ono Finance PLC 13% 5/1/09	Caa1	1,005,000	743,700
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	5,540,000	5,396,736
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	2,777,857
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	6,886,000	6,822,373
7.7% 7/20/29	Baa1	5,110,000	5,087,158
Teligent, Inc. 11.5% 12/1/07	Caa1	4,295,000	558,350
WorldCom, Inc.:
8% 5/16/06	A3	2,140,000	2,192,516
8.875% 1/15/06	A3	3,139,000	3,242,461
			40,729,861
TOTAL UTILITIES			153,317,580
TOTAL NONCONVERTIBLE BONDS			700,794,800
TOTAL CORPORATE BONDS (Cost $747,033,297)			712,775,900
U.S. Government and Government Agency Obligations - 7.1%

U.S. Government Agency Obligations - 2.7%
Fannie Mae:
6% 12/15/05	Aaa	4,720,000	4,775,696
6% 5/15/08	Aaa	8,100,000	8,130,375
6.5% 4/29/09	Aaa	450,000	447,044
7% 7/15/05	Aaa	5,420,000	5,688,453
7.25% 1/15/10	Aaa	6,200,000	6,732,828
7.25% 5/15/30	Aaa	4,280,000	4,862,033
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,231,880
Federal Home Loan Bank:
5.195% 9/11/01	Aaa	4,500,000	4,476,780
6.75% 2/1/02	Aaa	51,240,000	51,776,483
Freddie Mac:
6.45% 4/29/09	Aaa	935,000	925,211
6.75% 8/1/05	Aaa	2,500,000	2,592,975
6.875% 1/15/05	Aaa	3,255,000	3,387,218
6.875% 9/15/10	Aaa	3,900,000	4,152,876
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
7% 7/15/05	Aaa	$ 9,850,000	$ 10,336,295
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,893,817
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			113,409,964
U.S. Treasury Obligations - 4.4%
U.S. Treasury Bills, yield at date of purchase 6.16% 1/11/01 (i)	-	11,300,000	11,284,994
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	24,235,000	26,056,503
6.125% 8/15/29	Aaa	4,315,000	4,693,253
7.625% 2/15/25	Aaa	4,990,000	6,325,623
8.125% 8/15/19	Aaa	50,610,000	65,421,523
11.75% 2/15/10 (callable)	Aaa	15,045,000	18,552,290
12% 8/15/13	Aaa	3,740,000	5,283,909
13.875% 5/15/11 (callable)	Aaa	21,150,000	29,457,932
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	150,000	145,851
6.25% 10/31/01	Aaa	820,000	824,100
6.5% 5/31/02	Aaa	7,900,000	8,018,500
6.625% 6/30/01	Aaa	2,514,000	2,524,994
7% 7/15/06	Aaa	500,000	544,220
7.25% 8/15/04	Aaa	1,404,000	1,500,960
TOTAL U.S. TREASURY OBLIGATIONS			180,634,652
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $288,427,820)			294,044,616
U.S. Government Agency - Mortgage Securities - 10.9%

Fannie Mae - 8.8%
6% 6/1/13 to 1/1/29	Aaa	52,560,940	51,451,325
6.5% 5/1/23 to 12/1/30	Aaa	85,402,303	84,288,942
6.5% 1/1/31 (h)	Aaa	950,000	936,641
7% 8/1/13 to 10/1/29	Aaa	118,219,258	118,553,575
7.5% 7/1/16 to 3/1/30	Aaa	28,545,754	28,991,167
7.5% 1/1/31 (h)	Aaa	28,438,000	28,864,570

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 1/1/26 to 6/1/30	Aaa	$ 8,421,162	$ 8,631,382
8% 1/1/31 (h)	Aaa	43,278,000	44,359,950
TOTAL FANNIE MAE			366,077,552
Freddie Mac - 0.4%
7.5% 5/1/17 to 11/1/30	Aaa	16,820,366	17,088,828
8% 7/1/17 to 5/1/27	Aaa	460,106	471,661
8.5% 7/1/22 to 6/1/23	Aaa	23,150	24,047
TOTAL FREDDIE MAC			17,584,536
Government National Mortgage Association - 1.7%
6% 12/15/08 to 6/15/09	Aaa	2,098,621	2,098,680
6.5% 6/15/08 to 8/15/27	Aaa	33,928,112	33,786,486
7% 7/15/28	Aaa	16,960,029	17,034,144
7.5% 9/15/22 to 8/15/28	Aaa	17,788,569	18,114,363
8% 5/15/25	Aaa	72,675	74,673
8.5% 12/15/16	Aaa	17,129	17,829
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			71,126,175
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $449,402,731)			454,788,263
Asset-Backed Securities - 0.8%

Airplanes pass through trust 10.875% 3/15/19	Ba2	1,684,029	1,204,080
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,723,006
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,926,492
CIT Marine Trust 5.8% 4/15/10	Aaa	5,920,000	5,894,100
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	351,349	351,459
CPS Auto Receivables Trust 6% 8/15/03	Aaa	1,524,203	1,517,772
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	4,600,000	4,614,375
DaimlerChrysler Auto Trust 6.7% 6/8/03	Aaa	4,880,000	4,896,013
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	2,680,000	2,687,956
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ford Credit Auto Owner Trust: - continued
6.4% 12/15/02	Aa2	$ 1,480,000	$ 1,486,013
7.03% 11/15/03	Aaa	704,000	713,680
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	94,330	94,330
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (g)(j)	Baa2	1,073,313	1,070,462
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,716,250
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	1,569,486	1,576,353
TOTAL ASSET-BACKED SECURITIES (Cost $35,908,560)			35,472,341
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.1745% 12/29/25 (g)(j)	Ba3	947,541	465,627
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,169,023
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,466,141
sequential pay Series 2000-49 Class A, 7.5% 1/1/30	Aaa	5,547,000	5,692,609
TOTAL U.S. GOVERNMENT AGENCY			11,327,773
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,497,843)			11,793,400
Commercial Mortgage Securities - 1.7%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,900,000	1,355,531
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 9.6815% 11/28/02 (g)(j)	Baa3	27,219	26,190

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,083,555
Class B, 7.48% 2/1/08	A	2,320,000	2,405,459
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1 Class E, 7.47% 1/10/13 (g)(j)	Baa1	5,490,000	5,489,572
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,635,713
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,135,528
Equitable Life Assurance Society of the United States:
Series 174:
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,385,531
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,261,875
Series 961 Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,647,110
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	1,600,000	1,262,427
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,754,075
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1103% 4/15/19 (g)(j)	-	500,000	200,000
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	750,000	45,000
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(j)	-	1,300,000	988,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	750,000	699,229
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	4,930,000	4,660,391
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,960,190	2,890,811
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nomura Asset Securities Corp. weighted average coupon Series 1998-D6 Class A4, 7.3622% 3/17/28 (j)	Baa2	$ 4,260,000	$ 4,212,741
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (g)(j)	-	800,000	746,750
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,016,830
Class L, 7.9% 11/15/26 (g)	-	1,133,000	632,710
Structured Asset Securities Corp. Series 1996-CFL:
Class E, 7.75% 2/25/28	AA	2,390,000	2,412,966
Class G, 7.75% 2/25/28 (g)	BB	1,000,000	955,430
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,217,719
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	3,967,914
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,337,453
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $71,367,008)			70,427,323
Foreign Government and Government Agency Obligations (d) - 0.5%

Chile Republic 6.875% 4/28/09	Baa1	1,900,000	1,847,978
Israeli State euro 6.375% 12/19/01	A2	3,350,000	3,360,151
Korean Republic yankee 8.75% 4/15/03	Baa2	1,340,000	1,392,917
Newfoundland Province yankee 11.625% 10/15/07	Baa1	2,000,000	2,533,700
Quebec Province 7.5% 9/15/29	A2	7,220,000	7,705,184
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	2,980,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $19,056,407)			19,820,450
Supranational Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	$ 4,750,000	$ 4,837,685
Floating Rate Loans - 3.8%

BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.3%
CP Kelco:
Tranche B term loan 10.0613% 3/31/08 (j)	B1	720,000	694,800
Tranche C term loan 10.3113% 9/30/08 (j)	B1	240,000	231,600
Huntsman ICI Chemicals LLC sr. secured:
Tranche B term loan 9.6403% 6/30/07 (j)	-	1,227,840	1,233,979
Tranche C term loan 9.9373% 6/30/08 (j)	-	1,766,964	1,775,799
Lyondell Chemical Co. sr. secured Tranche E term loan 10.645% 5/17/06 (j)	-	4,278,283	4,342,457
Resolution Performance Products LLC Tranche B term loan 10.47% 11/14/08 (j)	Ba3	1,800,000	1,800,000
Scotts Co. Tranche B term loan 9.1875% 12/31/07 (j)	Ba3	1,200,000	1,200,000
			11,278,635
Packaging & Containers - 0.1%
Ball Corp. Tranche B term loan 8.5% 3/10/06 (j)	Ba2	2,000,000	2,010,000
Packaging Corp. of America Tranche B term loan 8.6514% 6/29/07 (j)	-	1,121,977	1,121,977
U.S. Can Corp. Tranche B term loan 10.2581% 10/4/08 (j)	-	3,400,000	3,417,000
			6,548,977
Paper & Forest Products - 0.1%
Stone Container Corp. Tranche E term loan 10.2812% 10/1/03 (j)	B+	3,102,575	3,102,575
TOTAL BASIC INDUSTRIES			20,930,187
DURABLES - 0.1%
Consumer Durables - 0.0%
Blount, Inc. Tranche B term loan 10.763% 6/30/06 (j)	B1	2,383,136	2,359,305
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
DURABLES - continued
Home Furnishings - 0.1%
Sealy Mattress Co.:
Tranche B term loan 8.625% 12/15/04 (j)	Ba3	$ 1,321,760	$ 1,323,412
Tranche C term loan 8.875% 12/15/05 (j)	Ba3	952,622	953,813
Tranche D term loan 9.125% 12/15/06 (j)	Ba3	1,217,572	1,219,094
			3,496,319
TOTAL DURABLES			5,855,624
ENERGY - 0.1%
Coal - 0.1%
P&L Coal Holdings Corp. Tranche B term loan 8.7673% 6/30/06 (j)	-	4,446,491	4,452,049
FINANCE - 0.2%
Credit & Other Finance - 0.2%
AES New York Funding Tranche B term loan 9.5625% 5/14/02 (j)	-	5,000,000	5,000,000
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (j)	B2	1,800,000	1,602,000
			6,602,000
HEALTH - 0.3%
Medical Facilities Management - 0.3%
DaVita, Inc. term loan 10.5032% 3/31/06 (j)	Ba2	3,079,683	3,052,736
Quest Diagnostics, Inc.:
Tranche B term loan 9.808% 6/15/06 (j)	Ba3	2,864,951	2,886,438
Tranche C term loan 10.3703% 6/15/06 (j)	Ba3	2,635,049	2,654,812
Unilab Corp. Tranche B term loan 10.5625% 11/23/06 (j)	B1	3,150,000	3,173,625
			11,767,611
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Pollution Control - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (j)	Ba3	2,272,727	2,159,091
Tranche C term loan 9.6896% 7/21/07 (j)	Ba3	2,727,273	2,590,909
			4,750,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 1.0%
Broadcasting - 0.7%
American Tower L P Tranche B term loan 10.05% 12/31/07 (j)	-	$ 4,200,000	$ 4,231,500
Century Cable Holdings LLC Tranche B term loan 9.19% 6/30/09 (j)	-	900,000	891,000
Century-TCI California L.P. Tranche B term loan 9.3% 12/31/07 (j)	Ba3	2,500,000	2,468,750
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (j)	Ba3	8,750,000	8,706,250
Citadel Broadcasting Co. Tranche B term loan 9.875% 6/30/08 (j)	BB-	3,600,000	3,609,000
Entravision Communications Corp. Tranche B term loan 9.9375% 12/31/08 (j)	-	3,300,000	3,320,625
Pegasus Media & Communications, Inc. Tranche B term loan 10.1875% 4/30/05 (j)	-	4,650,000	4,650,000
Telemundo Group, Inc. Tranche B term loan 8.5631% 3/31/07 (j)	B1	2,895,753	2,881,274
			30,758,399
Entertainment - 0.1%
Six Flags Theme Park, Inc. Tranche B term loan 9.97% 9/30/05 (j)	Ba2	3,300,000	3,333,000
Lodging & Gaming - 0.1%
KSL Recreation Group, Inc. Tranche C term loan 11.25% 12/21/06 (j)	-	1,600,000	1,604,000
Starwood Hotels & Resorts Worldwide, Inc. term loan 9.4249% 2/23/03 (j)	-	850,000	854,250
			2,458,250
Publishing - 0.1%
Advanstar Communications, Inc. Tranche B term loan 10.14% 10/11/07 (j)	-	1,750,000	1,750,000
PRIMEDIA, Inc. Tranche B term loan 9.45% 7/31/04 (j)	Ba3	2,184,925	2,187,656
			3,937,656
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - 0.0%
Domino's, Inc.:
Tranche B term loan 10.3125% 12/21/06 (j)	-	$ 999,085	$ 1,009,076
Tranche C term loan 10.3125% 12/21/07 (j)	-	1,000,915	1,010,924
			2,020,000
TOTAL MEDIA & LEISURE			42,507,305
NONDURABLES - 0.1%
Foods - 0.1%
Del Monte Corp. Tranche B term loan 9.5% 3/25/05 (j)	-	3,816,295	3,849,688
Tobacco - 0.0%
UST, Inc. Tranche B term loan 9.25% 2/16/05 (j)	A2	1,695,750	1,702,109
TOTAL NONDURABLES			5,551,797
RETAIL & WHOLESALE - 0.1%
Drug Stores - 0.1%
Duane Reade, Inc.:
Tranche B term loan 9.5611% 2/15/05 (j)	-	1,000,000	1,002,500
Tranche C term loan 9.8125% 2/15/06 (j)	-	2,197,497	2,197,497
			3,199,997
SERVICES - 0.3%
Leasing & Rental - 0.1%
Crown Castle Operating Co. Tranche B term loan 9.39% 3/15/08 (j)	Ba3	4,200,000	4,231,500
Interpool, Inc. Tranche B term loan 8.8125% 10/24/02 (j)	-	1,000,000	1,002,500
			5,234,000
Services - 0.2%
Iron Mountain, Inc. Tranche B term loan 9.5339% 2/28/06 (j)	-	6,694,750	6,728,224
TOTAL SERVICES			11,962,224
TECHNOLOGY - 0.1%
Computer Services & Software - 0.0%
Exodus Communications, Inc. Tranche B term loan 10.0133% 10/31/07 (j)	B+	1,150,000	1,155,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (j)	-	$ 1,656,745	$ 1,656,745
TOTAL TECHNOLOGY			2,812,495
TRANSPORTATION - 0.0%
Railroads - 0.0%
Kansas City Southern Railway Co. Tranche B term loan 9.4488% 12/29/06 (j)	Ba1	1,200,000	1,212,000
UTILITIES - 0.9%
Cellular - 0.8%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (j)	B2	3,000,000	3,030,000
Microcell Telecommunications, Inc. Tranche E term loan 9.8613% 3/1/06 (j)	-	2,500,000	2,500,000
Nextel Finance Co.:
Tranche B term loan 10.1875% 6/30/08 (j)	Ba2	2,350,000	2,350,000
Tranche C term loan 10.4375% 12/31/08 (j)	Ba2	2,350,000	2,350,000
Powertel, Inc. Tranche A term loan 9.6875% 12/31/05 (j)	-	1,958,497	1,956,049
Tritel Holding Corp. Tranche B term loan 11.2138% 12/31/07 (j)	B2	4,250,000	4,292,500
Triton PCS, Inc. Tranche B term loan 9.6875% 2/4/07 (j)	-	5,850,000	5,893,875
VoiceStream PCS Holding LLC:
Tranche A term loan 9.62% 12/31/06 (j)	B1	2,000,000	1,965,000
Tranche B term loan 9.64% 2/25/09 (j)	B+	5,000,000	4,937,500
Western Wireless Corp.:
Tranche A term loan 8.535% 3/31/08 (j)	Ba2	2,100,000	2,079,000
Tranche B term loan 9.535% 9/30/08 (j)	Ba2	2,550,000	2,562,750
			33,916,674
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
UTILITIES - continued
Telephone Services - 0.1%
Global Crossing Holdings Ltd. Tranche B term loan 9.28% 6/30/06 (j)	-	$ 2,500,000	$ 2,512,500
McLeodUSA, Inc. Tranche B term loan 9.21% 5/31/08 (j)	Ba2	1,700,000	1,700,000
			4,212,500
TOTAL UTILITIES			38,129,174
TOTAL FLOATING RATE LOANS (Cost $160,091,773)			159,732,463
Commercial Paper - 0.2%

British Telecom PLC 6.8525% 10/9/01 (j) (Cost $6,789,655)	6,800,000	6,799,823
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01 (Cost $2,635,000)	$ 2,636,025	2,635,000
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 6.53% (c)	124,831,059	124,831,059
Fidelity Money Market Central Fund, 6.71% (c)	204,160,162	204,160,162
Fidelity Securities Lending Cash Central Fund, 6.61% (c)	29,500	29,500
TOTAL MONEY MARKET FUNDS (Cost $329,020,721)		329,020,721
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,931,959,754)		4,216,243,392
NET OTHER ASSETS - (1.3)%		(52,706,047)
NET ASSETS - 100%		$ 4,163,537,345
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
543 S&P 500 Stock Index Contracts	March 2001	$ 181,226,250	$ (8,113,538)

The face value of futures purchased as a percentage of net assets - 4.4%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $129,262,085 or 3.1% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,284,994.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.5%	AAA, AA, A	20.5%
Baa	6.2%	BBB	5.8%
Ba	2.7%	BB	2.7%
B	5.6%	B	5.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.9%. FMR has determined that unrated debt securities that are lower quality account for 1.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,140,277,170 and $3,720,590,739, respectively, of which long-term U.S. government and government agency obligations aggregated $1,128,611,406 and $1,167,789,592, respectively.

On July 25, 2000, the fund transferred substantially all of its money market investments to Fidelity Money Market Central Fund in exchange for shares of this fund.
The market value of futures contracts opened and closed during the period amounted to $1,065,761,233 and $861,049,737, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $56,940 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $2,460,000 or 0.1% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $28,313. The fund received cash collateral of $29,500 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,932,222,919. Net unrealized appreciation aggregated $284,020,473, of which $532,233,077 related to appreciated investment securities and $248,212,604 related to depreciated investment securities.

The fund hereby designates approximately $336,950,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $2,635,000) (cost $3,931,959,754) - See accompanying schedule		$ 4,216,243,392
Cash		294,011
Receivable for investments sold		13,232,828
Receivable for fund shares sold		4,082,811
Dividends receivable		1,347,885
Interest receivable		26,136,085
Other receivables		286,072
Total assets		4,261,623,084
Liabilities
Payable for investments purchased Regular delivery	$ 11,414,426
Delayed delivery	79,704,773
Payable for fund shares redeemed	1,940,076
Accrued management fee	1,828,001
Distribution fees payable	3,445
Payable for daily variation on futures contracts	2,470,650
Other payables and accrued expenses	694,868
Collateral on securities loaned, at value	29,500
Total liabilities		98,085,739
Net Assets		$ 4,163,537,345
Net Assets consist of:
Paid in capital		$ 3,640,549,785
Undistributed net investment income		177,028,055
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		69,784,035
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		276,175,470
Net Assets		$ 4,163,537,345
Initial Class: Net Asset Value, offering price and redemption price per share ($4,128,168,845 ÷ 257,911,216 shares)		$16.01
Service Class: Net Asset Value, offering price and redemption price per share ($30,583,461 ÷ 1,921,691 shares)		$15.91
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,785,039 ÷ 301,136 shares)		$15.89

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 29,325,758
Interest		168,110,468
Security lending		3,140
Total income		197,439,366
Expenses
Management fee	$ 23,914,241
Transfer agent fees	2,964,265
Distribution fees	31,339
Accounting and security lending fees	657,912
Non-interested trustees' compensation	21,992
Custodian fees and expenses	110,227
Registration fees	12,422
Audit	44,083
Legal	32,605
Miscellaneous	156,997
Total expenses before reductions	27,946,083
Expense reductions	(196,558)	27,749,525
Net investment income		169,689,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	87,310,978
Foreign currency transactions	13,196
Futures contracts	(15,371,708)	71,952,466
Change in net unrealized appreciation (depreciation) on:
Investment securities	(409,560,814)
Assets and liabilities in foreign currencies	251
Futures contracts	(8,113,538)	(417,674,101)
Net gain (loss)		(345,721,635)
Net increase (decrease) in net assets resulting from operations		$ (176,031,794)
Other Information Expense reductions Directed brokerage arrangements		$ 176,040
Custodian credits		20,518
		$ 196,558

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 169,689,841	$ 163,666,158
Net realized gain (loss)	71,952,466	365,307,199
Change in net unrealized appreciation (depreciation)	(417,674,101)	(14,691,723)
Net increase (decrease) in net assets resulting from operations	(176,031,794)	514,281,634
Distributions to shareholders From net investment income	(155,528,551)	(161,497,855)
From net realized gain	(361,637,025)	(204,563,949)
Total distributions	(517,165,576)	(366,061,804)
Share transactions - net increase (decrease)	(103,868,167)	(98,885,126)
Total increase (decrease) in net assets	(797,065,537)	49,334,704
Net Assets
Beginning of period	4,960,602,882	4,911,268,178
End of period (including undistributed net investment income of $177,028,055 and $163,666,159, respectively)	$ 4,163,537,345	$ 4,960,602,882

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	15,773,125	$ 262,419,927	18,326,496	$ 320,298,483
Reinvested	31,454,002	514,587,479	21,655,706	365,548,318
Redeemed	(53,688,174)	(896,416,716)	(45,749,338)	(801,281,286)
Net increase (decrease)	(6,461,047)	$ (119,409,310)	(5,767,136)	$ (115,434,485)
Service Class Sold	741,504	$ 12,184,248	1,054,578	$ 18,334,058
Reinvested	157,694	2,567,255	30,528	513,486
Redeemed	(251,421)	(4,163,614)	(131,705)	(2,298,185)
Net increase (decrease)	647,777	$ 10,587,889	953,401	$ 16,549,359
Service Class 2 A Sold	312,250	$ 5,136,587
Reinvested	666	10,842
Redeemed	(11,780)	(194,175)
Net increase (decrease)	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 154,762,338		$ 161,271,317
Service Class		762,991		226,538
Service Class 2 A		3,222		-
Total		$ 155,528,551		$ 161,497,855
From net realized gain Initial Class		$ 359,825,141		$ 204,277,001
Service Class		1,804,264		286,948
Service Class 2 A		7,620		-
Total		$ 361,637,025		$ 204,563,949
		$ 517,165,576		$ 366,061,804

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Income from Investment Operations
Net investment income	.62 D	.59 D	.59 D	.57 D	.63
Net realized and unrealized gain (loss)	(1.30)	1.28	1.84	2.58	1.55
Total from investment operations	(.68)	1.87	2.43	3.15	2.18
Less Distributions
From net investment income	(.60) G	(.60)	(.57)	(.59)	(.57)
From net realized gain	(1.38) G	(.76)	(1.71)	(1.48)	(.47)
Total distributions	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)
Net asset value, end of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Total Return B, C	(3.87)%	11.09%	15.05%	20.65%	14.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194
Ratio of expenses to average net assets	.61%	.63%	.64%	.65%	.74%
Ratio of expenses to average net assets after expense reductions	.61%	.62% F	.63% F	.64% F	.73% F
Ratio of net investment income to average net assets	3.73%	3.36%	3.46%	3.43%	3.60%
Portfolio turnover rate	76%	94%	113%	101%	168%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.31)	1.29	1.82	.29
Total from investment operations	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.59) G	(.60)	(.57)	-
From net realized gain	(1.38) G	(.76)	(1.71)	-
Total distributions	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(4.06)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 30,583	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.72%	.74%	.78%	.75% A
Ratio of expenses to average net assets after expense reductions	.71% F	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.62%	3.25%	3.49%	3.52% A
Portfolio turnover rate	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 18.17
Income from Investment Operations
Net investment income C	.53
Net realized and unrealized gain (loss)	(.84)
Total from investment operations	(.31)
Less Distributions
From net investment income	(.59) E
From net realized gain	(1.38) E
Total distributions	(1.97)
Net asset value, end of period	$ 15.89
Total Return B	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,785
Ratio of expenses to average net assets	.88% A
Ratio of net investment income to average net assets	3.46% A
Portfolio turnover rate	76%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class	-12.54%	12.10%	13.86%
Asset Manager: Growth Composite	-3.29%	14.64%	n/a *
S&P 500	-9.10%	18.33%	21.35%
LB Aggregate Bond	11.63%	6.46%	8.40%
LB 3 Month T-Bill	6.20%	5.47%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $21,736 - a 117.36% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,108 - a 211.08% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,885 - a 58.85% increase. You can also look at how the Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $25,146 - a 151.46% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	2.9
Citigroup, Inc.	1.9
Exxon Mobil Corp.	1.8
Pfizer, Inc.	1.8
Cisco Systems, Inc.	1.7
10.1
Top Five Market Sectors as of December 31, 2000
(stocks only)	% of fund's net assets
Technology	17.3
Finance	12.6
Health	11.0
Utilities	7.6
Energy	5.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stock Class 74.9%
Bond Class 22.7%
Short-Term Class 2.4%

* Foreign investments 3.6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bart Grenier, Portfolio Manager of Asset Manager: Growth Portfolio

Q. How did the fund perform, Bart?

A. For the 12 months that ended December 31, 2000, the fund lagged the Fidelity Asset Manager: Growth Composite Index, which returned -3.29%.

Q. How did your asset allocation strategies influence performance?

A. I maintained the fund's tilt toward equities, allocating just over 74% of net assets on average to stocks during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Although this strategy was successful early in the period when the bulls were running, it failed later in the year when market conditions took a turn for the worse. The other side to this strategy was our positioning in bonds, which further hampered relative performance. We paid the price for allocating much of the bond subportfolio to high-yield securities at the expense of investment-grade debt, which had a stellar year. Pursuing growth among the more volatile asset classes, such as equities and high-yield bonds, simply proved perilous during the 12-month period.

Q. What factors drove the fund's equity holdings?

A. It was a challenging period given the unusually high levels of volatility in the market, spawned by sectors and styles that frequently rotated in and out of favor. The quantitative models Steve Snider used emphasized fundamental data, such as earnings growth, as the driving force behind individual security selection. As such, given the market's disregard for fundamentals early in the period, we missed out on many stocks that soared despite having no earnings. On the other hand, several stocks we owned were punished late in the year when the economy turned and earnings growth failed to materialize. Given the fund's overall growth mandate, the equity component was relatively aggressive throughout the year, with a consistent overweighting in technology stocks. The fund was positioned in companies with superior growth prospects and attractive valuations, while maintaining market-cap exposure comparable to the Standard & Poor's 500 Index. But these risk controls weren't sufficient to overcome the drag caused by a dramatic falloff in the tech sector. Large-cap holdings, such as Microsoft, Lucent and Intel, did most of the damage to our returns during the period, although the fund did well in semiconductor stocks, such as Texas Instruments and LSI Logic. Retailers, most notably Wal-Mart, also weighed on performance. On the plus side, many of the fund's defensive holdings fared quite well, particularly within the health sector, where drug stocks Merck and Pfizer were winners. High-growth financials, including Citigroup and American International Group, also were meaningful contributors.

Q. How did the fund's bond subportfolio fare?

A. Poor liquidity and declining credit quality hammered the prices of high-yield bonds during the period, with yield spreads widening to levels not seen since the 1990 recession. The fund's exposure to the telecommunications sector hurt the most. Mark Notkin, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. On the investment-grade side, Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a strong rally in the fund's long-term Treasury holdings. Security selection among agency and mortgage securities further aided performance, as did our positioning in corporate bonds.

Q. And the fund's short-term/money market investments?

A. Early in 2000, the yield curve flattened out dramatically. In response, John Todd let the average maturity of the fund's money market subportfolio roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Federal Reserve Board tightening. Entering the fourth quarter, we extended the subportfolio's average maturity in anticipation of slower economic growth and a more accommodative Fed. It's important for shareholders to note that, in July, the fund began to invest nearly all of its money market investments in a Fidelity-managed money market mutual fund in lieu of investing directly in individual money market securities.

Q. What's your outlook?

A. Given the rate of economic deceleration, the markets are anticipating the Fed to cut interest rates early in 2001. Historically, financial assets have performed quite well in the year following the start of a Fed easing campaign. I'm generally positive overall on the markets in that environment, particularly high-yield, where there's plenty of upside potential. I'm optimistic about equities as well, but not overly so, as there are still some fairly highly valued securities out there despite the stunning recent declines in the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2000, more than $497 million

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 69.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Aerospace & Defense - 0.8%
Boeing Co.	27,000	$ 1,782,000
Precision Castparts Corp.	52,800	2,220,900
		4,002,900
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	756,600
TOTAL AEROSPACE & DEFENSE		4,759,500
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.8%
Air Products & Chemicals, Inc.	19,000	779,000
FMC Corp. (a)	13,500	967,781
Pharmacia Corp.	39,400	2,403,400
		4,150,181
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.0%
American Standard Companies, Inc. (a)	1,500	73,969
Construction - 0.2%
Lennar Corp.	20,000	725,000
Engineering - 0.1%
Dycom Industries, Inc. (a)	18,000	646,875
Real Estate Investment Trusts - 0.2%
Crescent Real Estate Equities Co.	2,500	55,625
Host Marriott Corp.	79,600	1,029,825
		1,085,450
TOTAL CONSTRUCTION & REAL ESTATE		2,531,294
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
SPX Corp. (a)	3,300	357,019
Home Furnishings - 0.1%
Hillenbrand Industries, Inc.	9,600	494,400
Textiles & Apparel - 0.0%
Liz Claiborne, Inc.	7,400	308,025
TOTAL DURABLES		1,159,444
ENERGY - 5.1%
Energy Services - 0.5%
Schlumberger Ltd. (NY Shares)	21,100	1,686,681
Tidewater, Inc.	18,000	798,750
		2,485,431
Oil & Gas - 4.6%
Anadarko Petroleum Corp.	11,200	796,096
Apache Corp.	13,000	910,813
Devon Energy Corp.	29,000	1,768,130
EOG Resources, Inc.	40,900	2,236,719
Exxon Mobil Corp.	106,000	9,215,375

	Shares	Value (Note 1)
Noble Affiliates, Inc.	41,500	$ 1,909,000
Royal Dutch Petroleum Co. (NY Shares)	65,200	3,948,675
Valero Energy Corp.	50,100	1,863,094
		22,647,902
TOTAL ENERGY		25,133,333
FINANCE - 12.6%
Banks - 2.8%
BancWest Corp.	83,300	2,176,213
Bank of America Corp.	49,900	2,289,163
Bank of New York Co., Inc.	14,700	811,256
Chase Manhattan Corp.	39,500	1,794,781
City National Corp.	24,200	939,263
Comerica, Inc.	27,200	1,615,000
Northern Trust Corp.	10,100	823,781
Silicon Valley Bancshares (a)	22,900	791,481
Wells Fargo & Co.	51,900	2,890,181
		14,131,119
Credit & Other Finance - 3.2%
American Express Co.	40,500	2,224,969
AmeriCredit Corp. (a)	56,200	1,531,450
Citigroup, Inc.	182,200	9,303,588
Greenpoint Financial Corp.	28,600	1,170,813
MBNA Corp.	39,800	1,470,113
		15,700,933
Federal Sponsored Credit - 1.1%
Fannie Mae	40,500	3,513,375
USA Education, Inc.	29,100	1,978,800
		5,492,175
Insurance - 3.7%
AMBAC Financial Group, Inc.	31,050	1,810,603
American International Group, Inc.	70,400	6,938,800
Arthur J. Gallagher & Co.	28,300	1,800,588
CIGNA Corp.	10,400	1,375,920
Jefferson-Pilot Corp.	23,800	1,779,050
Loews Corp.	13,400	1,387,738
MGIC Investment Corp.	25,300	1,706,169
PMI Group, Inc.	11,300	764,869
Radian Group, Inc.	13,400	1,005,838
		18,569,575
Savings & Loans - 0.4%
Golden State Bancorp, Inc.	66,300	2,084,306
Securities Industry - 1.4%
Alliance Capital Management Holding LP	14,600	739,125
Federated Investors, Inc. Class B (non-vtg.)	58,900	1,715,463
Merrill Lynch & Co., Inc.	24,000	1,636,500
Morgan Stanley Dean Witter & Co.	34,200	2,710,350
		6,801,438
TOTAL FINANCE		62,779,546
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - 11.0%
Drugs & Pharmaceuticals - 7.5%
Albany Molecular Research, Inc. (a)	33,500	$ 2,064,438
American Home Products Corp.	39,600	2,516,580
Amgen, Inc. (a)	31,200	1,994,850
Bristol-Myers Squibb Co.	59,800	4,421,463
Eli Lilly & Co.	34,300	3,192,044
Forest Laboratories, Inc. (a)	13,600	1,807,100
IDEC Pharmaceuticals Corp. (a)	9,200	1,743,975
IVAX Corp. (a)	37,900	1,451,570
Merck & Co., Inc.	73,600	6,890,800
Pfizer, Inc.	192,100	8,836,600
Schering-Plough Corp.	44,500	2,525,375
		37,444,795
Medical Equipment & Supplies - 1.9%
Abbott Laboratories	47,100	2,281,406
Cardinal Health, Inc.	7,500	747,188
Johnson & Johnson	42,300	4,444,144
Medtronic, Inc.	36,500	2,203,688
		9,676,426
Medical Facilities Management - 1.6%
Tenet Healthcare Corp.	46,000	2,044,125
Trigon Healthcare, Inc. (a)	26,700	2,077,594
UnitedHealth Group, Inc.	23,400	1,436,175
Universal Health Services, Inc. Class B (a)	20,300	2,268,525
		7,826,419
TOTAL HEALTH		54,947,640
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Electrical Equipment - 4.0%
C&D Technologies, Inc.	14,000	604,625
General Electric Co.	301,400	14,448,331
Powerwave Technologies, Inc. (a)	45,500	2,661,750
Scientific-Atlanta, Inc.	30,000	976,875
Vicor Corp. (a)	44,100	1,339,538
		20,031,119
Industrial Machinery & Equipment - 0.6%
Tyco International Ltd.	53,100	2,947,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		22,978,169
MEDIA & LEISURE - 2.2%
Broadcasting - 0.5%
NTL, Inc. warrants 10/14/08 (a)	427	8,113
Time Warner, Inc.	40,200	2,100,048
Wireless Facilities, Inc.	7,800	282,750
		2,390,911
Entertainment - 0.9%
Metro-Goldwyn-Mayer, Inc. (a)	22,000	358,875

	Shares	Value (Note 1)
Viacom, Inc. Class B (non-vtg.) (a)	46,100	$ 2,155,175
Walt Disney Co.	63,400	1,834,638
		4,348,688
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	25,900	1,029,525
Lodging & Gaming - 0.3%
International Game Technology (a)	33,300	1,598,400
Restaurants - 0.3%
Brinker International, Inc. (a)	12,300	519,675
Tricon Global Restaurants, Inc. (a)	15,800	521,400
Wendy's International, Inc.	18,000	472,500
		1,513,575
TOTAL MEDIA & LEISURE		10,881,099
NONDURABLES - 3.5%
Beverages - 1.2%
Adolph Coors Co. Class B	17,200	1,381,375
The Coca-Cola Co.	75,300	4,588,594
		5,969,969
Foods - 1.1%
Campbell Soup Co.	20,000	692,500
PepsiCo, Inc.	66,800	3,310,775
Sysco Corp.	46,200	1,386,000
		5,389,275
Household Products - 0.6%
Procter & Gamble Co.	39,800	3,121,813
Tobacco - 0.6%
Philip Morris Companies, Inc.	68,500	3,014,000
TOTAL NONDURABLES		17,495,057
PRECIOUS METALS - 0.0%
Placer Dome, Inc.	8,800	84,819
RETAIL & WHOLESALE - 3.3%
Apparel Stores - 0.7%
Talbots, Inc.	46,600	2,126,125
Venator Group, Inc. (a)	78,400	1,215,200
		3,341,325
General Merchandise Stores - 1.5%
Kohls Corp. (a)	2,500	152,500
Wal-Mart Stores, Inc.	135,900	7,219,688
		7,372,188
Grocery Stores - 0.2%
Pathmark Stores, Inc. (a)	53,216	878,064
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	70,400	3,216,400
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
RadioShack Corp.	17,500	$ 749,219
Tiffany & Co., Inc.	24,800	784,300
		4,749,919
TOTAL RETAIL & WHOLESALE		16,341,496
SERVICES - 0.4%
Educational Services - 0.0%
Devry, Inc. (a)	3,600	135,900
Services - 0.4%
Caremark Rx, Inc. (a)	75,800	1,028,038
Robert Half International, Inc. (a)	31,200	826,800
		1,854,838
TOTAL SERVICES		1,990,738
TECHNOLOGY - 17.3%
Communications Equipment - 2.6%
Cabletron Systems, Inc. (a)	28,400	427,775
Cisco Systems, Inc. (a)	218,600	8,361,450
Corning, Inc.	16,800	887,250
Nortel Networks Corp.	94,000	3,013,875
		12,690,350
Computer Services & Software - 6.7%
Advent Software, Inc. (a)	30,200	1,209,888
America Online, Inc. (a)	70,200	2,442,960
BEA Systems, Inc. (a)	22,400	1,507,800
Cadence Design Systems, Inc. (a)	65,500	1,801,250
Cerner Corp. (a)	32,500	1,503,125
i2 Technologies, Inc. (a)	18,400	1,000,500
Internet Security Systems, Inc. (a)	8,500	666,719
Intuit, Inc. (a)	14,700	579,731
Jack Henry & Associates, Inc.	33,000	2,050,125
Mercury Interactive Corp. (a)	14,200	1,281,550
Microsoft Corp. (a)	162,000	7,026,750
Networks Associates, Inc. (a)	43,000	180,063
Oracle Corp. (a)	171,300	4,978,406
PurchasePro.com, Inc. (a)	53,100	929,250
Rational Software Corp. (a)	29,500	1,148,656
SEI Investments Co.	5,200	582,400
Siebel Systems, Inc. (a)	18,200	1,230,775
Sybase, Inc. (a)	80,200	1,588,963
TIBCO Software, Inc. (a)	11,100	532,106
VERITAS Software Corp. (a)	10,500	918,750
		33,159,767
Computers & Office Equipment - 3.2%
Brocade Communications Systems, Inc. (a)	7,400	679,413
Digital Lightwave, Inc. (a)	26,300	833,381
EMC Corp. (a)	66,300	4,408,950

	Shares	Value (Note 1)
Hewlett-Packard Co.	60,600	$ 1,912,688
International Business Machines Corp.	53,500	4,547,500
Juniper Networks, Inc. (a)	7,200	907,650
Sun Microsystems, Inc. (a)	98,500	2,745,688
		16,035,270
Electronic Instruments - 0.6%
Aeroflex, Inc. (a)	21,800	628,453
Newport Corp.	8,000	628,875
PerkinElmer, Inc.	9,200	966,000
Tektronix, Inc.	22,400	754,600
		2,977,928
Electronics - 4.2%
Amphenol Corp. Class A (a)	11,800	462,413
Analog Devices, Inc. (a)	10,100	516,994
Applied Micro Circuits Corp. (a)	17,200	1,290,806
Arrow Electronics, Inc. (a)	50,000	1,431,250
AVX Corp.	62,900	1,029,988
Cirrus Logic, Inc. (a)	82,000	1,537,500
Exar Corp. (a)	33,900	1,050,370
Intel Corp.	204,300	6,141,769
Linear Technology Corp.	11,900	550,375
Molex, Inc.	14,800	525,400
NVIDIA Corp. (a)	12,100	396,464
PMC-Sierra, Inc. (a)	8,700	684,038
Technitrol, Inc.	36,800	1,513,400
Texas Instruments, Inc.	52,600	2,491,925
Transwitch Corp. (a)	25,200	985,950
Vishay Intertechnology, Inc. (a)	28,500	431,063
		21,039,705
TOTAL TECHNOLOGY		85,903,020
TRANSPORTATION - 0.3%
Air Transportation - 0.2%
Southwest Airlines Co.	37,100	1,243,963
Trucking & Freight - 0.1%
Expeditors International of Washington, Inc.	5,000	268,438
TOTAL TRANSPORTATION		1,512,401
UTILITIES - 6.3%
Cellular - 0.4%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	100	200
McCaw International Ltd. warrants 4/16/07 (a)(g)	910	9,100
QUALCOMM, Inc. (a)	22,600	1,857,438
		1,866,738
Electric Utility - 1.1%
Calpine Corp. (a)	37,200	1,676,325
Entergy Corp.	18,000	761,625
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
IDACORP, Inc.	31,000	$ 1,520,938
NRG Energy, Inc.	50,100	1,393,406
		5,352,294
Gas - 2.1%
Dynegy, Inc. Class A	31,800	1,782,788
Enron Corp.	32,300	2,684,938
Equitable Resources, Inc.	24,800	1,655,400
Kinder Morgan, Inc.	35,100	1,831,781
Mitchell Energy & Development Corp. Class A	29,800	1,825,250
Questar Corp.	27,300	820,706
		10,600,863
Telephone Services - 2.7%
AT&T Corp.	114,300	1,978,819
BellSouth Corp.	57,000	2,333,438
Ono Finance PLC rights 5/31/09 (a)(g)	310	1,860
SBC Communications, Inc.	103,100	4,923,025
Verizon Communications	82,700	4,145,338
		13,382,480
TOTAL UTILITIES		31,202,375
TOTAL COMMON STOCKS (Cost $326,706,569)		343,850,112
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Earthwatch, Inc. Series C, $0.2975 (g)	18,901	4,725
Radio One, Inc. $65.00 (g)	1,100	871,750
		876,475
Nonconvertible Preferred Stocks - 1.8%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	159,891
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	186	178,926
MEDIA & LEISURE - 0.5%
Broadcasting - 0.4%
Adelphia Communications Corp. Series B, $13.00	1,033	82,640

	Shares	Value (Note 1)
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	3,971	$ 333,564
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	12,388	1,288,352
Pegasus Communications Corp. $127.50 pay-in-kind	69	65,291
		1,769,847
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	4,338	338,364
Series D, $10.00	4,544	372,608
		710,972
TOTAL MEDIA & LEISURE		2,480,819
UTILITIES - 1.3%
Cellular - 0.8%
Crown Castle International Corp. $127.50 pay-in-kind	1,068	1,025,280
Dobson Communications Corp. $130.00 pay-in-kind	136	121,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,011	2,499,130
		3,645,450
Telephone Services - 0.5%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,573	1,525,810
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	835	417,500
XO Communications, Inc. $7.00 pay-in-kind	21,769	696,608
		2,639,918
TOTAL UTILITIES		6,285,368
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,105,004
TOTAL PREFERRED STOCKS (Cost $11,390,683)		9,981,479
Corporate Bonds - 12.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.5%
HEALTH - 0.4%
Medical Facilities Management - 0.4%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 1,290,000	1,122,300
Total Renal Care Holdings, Inc.:
7% 5/15/09 (g)	B3	500,000	415,000
7% 5/15/09	B3	530,000	439,900
			1,977,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2	$ 560,000	$ 418,600
TOTAL CONVERTIBLE BONDS			2,395,800
Nonconvertible Bonds - 12.1%
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Avecia Group PLC 11% 7/1/09	B2	750,000	742,500
Huntsman Corp. 9.5% 7/1/07 (g)	B2	745,000	439,550
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	140,000	134,400
Lyondell Chemical Co. Series B, 9.875% 5/1/07	Ba3	1,140,000	1,100,100
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	305,000	295,088
Sterling Chemicals, Inc. 12.375% 7/15/06	B3	395,000	359,450
			3,071,088
Packaging & Containers - 0.2%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	560,000	347,200
9.75% 6/15/07	Caa1	660,000	415,800
			763,000
Paper & Forest Products - 0.0%
Potlatch Corp. 6.25% 3/15/02	Baa1	80,000	78,829
TOTAL BASIC INDUSTRIES			3,912,917
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.1%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2	300,000	289,500
American Standard, Inc. 7.375% 4/15/05	Ba2	40,000	38,700
Numatics, Inc. 9.625% 4/1/08	B3	30,000	18,600
			346,800
Real Estate - 0.0%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	99,917
Real Estate Investment Trusts - 0.1%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	100,000	97,815

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.125% 3/15/04	Baa2	$ 110,000	$ 109,557
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	100,000	99,194
6.75% 2/15/08	Baa1	100,000	96,915
7.75% 11/15/07	Baa1	100,000	102,818
			506,299
TOTAL CONSTRUCTION & REAL ESTATE			953,016
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.0%
TRW, Inc. 8.75% 5/15/06	Baa1	100,000	99,620
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	60,000	57,750
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	135,000	128,559
TOTAL DURABLES			285,929
ENERGY - 0.6%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	330,000	328,350
Energy Services - 0.1%
R&B Falcon Corp. Series B, 6.5% 4/15/03	Ba3	320,000	306,400
RBF Finance Co. 11% 3/15/06	Ba3	300,000	347,250
			653,650
Oil & Gas - 0.4%
Apache Corp. 7.625% 7/1/19	A3	75,000	77,591
Chesapeake Energy Corp. Series B:
7.875% 3/15/04	B2	175,000	169,750
9.625% 5/1/05	B2	495,000	507,375
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	290,000	290,725
9.25% 4/1/07	B2	55,000	55,688
Occidental Petroleum Corp. 9.75% 6/15/01	Baa3	100,000	101,284
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	98,449
8.125% 10/15/05	Baa1	140,000	148,106
8.375% 7/15/04	Baa1	195,000	205,524
Petro-Canada 7% 11/15/28	A3	50,000	47,023
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 60,000	$ 68,654
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2	45,000	44,775
			1,814,944
TOTAL ENERGY			2,796,944
FINANCE - 1.1%
Banks - 0.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	40,000	41,678
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	70,000	74,569
Bank One Capital III 8.75% 9/1/30	Aa3	100,000	97,769
Bank One Corp. 7.875% 8/1/10	A1	200,000	208,366
BankBoston Corp. 6.625% 2/1/04	A3	60,000	60,308
Capital One Bank:
6.375% 2/15/03	Baa2	130,000	126,950
6.65% 3/15/04	Baa3	260,000	251,033
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	91,314
Commonwealth Bank of Australia 8.5% 6/1/10	Aa3	100,000	110,259
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	170,000	167,238
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	93,271
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	100,000	101,958
9.118% 3/31/49	A1	60,000	65,275
			1,489,988
Credit & Other Finance - 0.7%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	80,000	82,531
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	125,000	116,835
Associates Corp. of North America 5.8% 4/20/04	Aa3	180,000	176,942
Citigroup, Inc. 7.25% 10/1/10	Aa3	200,000	206,626
Countrywide Funding Corp. 6.45% 2/27/03	A3	150,000	149,867
Details Capital Corp. 0% 11/15/07 (e)	Caa1	85,000	66,300

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	$ 140,000	$ 138,600
ERP Operating LP:
6.55% 11/15/01	A3	55,000	54,934
7.1% 6/23/04	A3	100,000	100,495
First Security Capital I 8.41% 12/15/26	A3	50,000	46,525
Ford Motor Credit Co.:
7.5% 3/15/05	A2	140,000	143,482
7.875% 6/15/10	A2	180,000	185,161
GS Escrow Corp. 7% 8/1/03	Ba1	190,000	182,326
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	80,000	78,840
PTC International Finance BV 0% 7/1/07 (e)	B2	860,000	632,100
PTC International Finance II SA 11.25% 12/1/09	B2	85,000	80,750
Qwest Capital Funding, Inc. 7.75% 8/15/06 (g)	Baa1	200,000	207,616
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	40,000	38,331
6.875% 11/15/28	Baa1	220,000	177,890
The Money Store, Inc. 7.3% 12/1/02	A2	100,000	101,423
TXU Eastern Funding:
6.15% 5/15/02	Baa1	60,000	59,025
6.75% 5/15/09	Baa1	120,000	112,614
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	90,000	79,486
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	100,000	105,260
Verizon Global Funding Corp.:
6.75% 12/1/05 (g)	A1	80,000	80,240
7.75% 12/1/30 (g)	A1	120,000	123,118
			3,527,317
Savings & Loans - 0.1%
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	89,456
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	138,866
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	100,000	99,660
			327,982
Securities Industry - 0.0%
Amvescap PLC yankee 6.375% 5/15/03	A2	200,000	197,162
TOTAL FINANCE			5,542,449
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2	$ 210,000	$ 203,438
7.15% 3/30/04	Ba2	125,000	121,719
Fountain View, Inc. 11.25% 4/15/08	Caa1	460,000	188,600
Unilab Corp. 12.75% 10/1/09	B3	150,000	161,250
			675,007
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	430,000	428,925
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	500,000	275,000
Tyco International Group SA:
7% 6/15/28	Baa1	280,000	263,637
yankee 6.375% 6/15/05	Baa1	30,000	29,897
			997,459
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	230,000	220,800
7.625% 1/1/06	Ba3	195,000	185,250
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	173,800
			579,850
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,577,309
MEDIA & LEISURE - 4.5%
Broadcasting - 3.4%
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	295,895
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	90,000	72,900
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	210,000	197,600
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3	1,050,000	399,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
14% 7/15/10 (g)	B3	$ 170,000	$ 153,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	63,525
0% 4/1/11 (e)	B2	840,000	493,500
10% 4/1/09	B2	705,000	685,613
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	610,000	587,125
10.25% 7/1/07	B3	985,000	987,463
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	320,000	284,730
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	580,000	493,000
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	55,000	55,275
9.875% 5/15/06	Ba3	140,000	142,800
9.875% 4/1/23	B1	70,000	72,800
10.5% 5/15/16	Ba3	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	645,000	409,575
11.75% 12/15/05	B2	300,000	262,500
Earthwatch, Inc. 0% 7/15/07 (e)	-	385,000	231,000
EchoStar DBS Corp.:
9.25% 2/1/06	B1	275,000	268,125
9.375% 2/1/09	B1	1,245,000	1,213,875
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	990,000	767,250
9.25% 11/1/07	B1	195,000	195,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	270,000	232,200
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	340,000	340,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	835,000	463,425
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	300,000	292,500
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	111,944
International Cabletel, Inc. Series B, 0% 2/1/06 (e)	B2	220,000	191,400
Knology Holding, Inc. 0% 10/15/07 (e)	-	285,000	59,850
NTL Communications Corp.:
0% 10/1/08 (e)	B3	875,000	490,000
11.5% 10/1/08	B3	340,000	299,200
NTL, Inc. 0% 4/1/08 (e)	B3	935,000	514,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Communications Corp. 9.625% 10/15/05	B3	$ 705,000	$ 657,413
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3	2,045,000	981,600
TCI Communications, Inc. 9.8% 2/1/12	A3	190,000	216,117
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	1,475,000	988,250
Telewest Communications PLC 0% 2/1/10 (e)	B1	615,000	276,750
Telewest PLC 11% 10/1/07	B1	520,000	453,700
Time Warner, Inc. 9.125% 1/15/13	Baa1	155,000	180,160
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	565,000	175,150
0% 11/1/09 (e)	B2	800,000	242,000
0% 2/1/10 (e)	B2	1,530,000	443,700
10.875% 8/1/09	B2	397,000	254,080
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	35,000	34,925
			16,775,165
Entertainment - 0.4%
Mandalay Resort Group:
9.5% 8/1/08	Ba2	95,000	95,000
10.25% 8/1/07	Ba3	390,000	385,125
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	35,000	35,350
Paramount Communications, Inc. 7.5% 1/15/02	A3	110,000	110,603
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	130,000	130,975
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,635,000	1,136,325
9.75% 6/15/07	B3	335,000	323,275
			2,216,653
Lodging & Gaming - 0.6%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	560,000	509,600
HMH Properties, Inc. Series B, 7.875% 8/1/08	Ba2	715,000	677,463
Horseshoe Gaming LLC 8.625% 5/15/09	B2	285,000	276,450
ITT Corp. 7.375% 11/15/15	Ba1	245,000	220,500
Station Casinos, Inc. 9.875% 7/1/10	B1	765,000	786,038
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	310,000	308,450
			2,778,501

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Publishing - 0.1%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	$ 110,000	$ 95,875
7.75% 1/20/24	Baa3	70,000	62,092
8% 10/17/16	Baa3	80,000	72,303
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	135,000	146,194
			376,464
Restaurants - 0.0%
NE Restaurant, Inc. 10.75% 7/15/08	B3	550,000	330,000
TOTAL MEDIA & LEISURE			22,476,783
NONDURABLES - 0.1%
Foods - 0.1%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	115,459
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	310,000	229,400
			344,859
Tobacco - 0.0%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	70,000	69,904
7.25% 9/15/01	A2	50,000	49,775
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	97,357
			217,036
TOTAL NONDURABLES			561,895
RETAIL & WHOLESALE - 0.1%
General Merchandise Stores - 0.1%
Dayton Hudson Corp. 7.5% 7/15/06	A2	125,000	130,696
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	95,975
8.5% 6/15/03	Baa1	50,000	51,053
			277,724
SERVICES - 0.1%
Advertising - 0.1%
Lamar Media Corp.:
9.25% 8/15/07	B1	380,000	383,800
9.625% 12/1/06	B1	30,000	31,125
			414,925
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - continued
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	$ 210,000	$ 195,300
TOTAL SERVICES			610,225
TECHNOLOGY - 0.5%
Computers & Office Equipment - 0.1%
Comdisco, Inc.:
6.375% 11/30/01	Baa2	150,000	138,000
7.25% 9/1/02	Baa2	125,000	96,250
Compaq Computer Corp. 7.45% 8/1/02	Baa2	100,000	99,741
Globix Corp. 12.5% 2/1/10	B-	570,000	199,500
			533,491
Electronics - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	B3	470,000	387,750
Details, Inc. 10% 11/15/05	B3	110,000	101,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3	545,000	539,550
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	1,000,000	820,000
			1,848,500
TOTAL TECHNOLOGY			2,381,991
TRANSPORTATION - 0.3%
Air Transportation - 0.0%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	11,310	11,194
Class C2, 7.434% 3/15/06	Baa1	30,000	29,957
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	30,000	31,882
8.3% 12/15/29	Baa3	160,000	137,624
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	110,000	113,223
			323,880
Railroads - 0.3%
Canadian National Railway Co. 6.9% 7/15/28	Baa2	150,000	140,201
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	57,430
6.46% 6/22/05	Baa2	100,000	99,488
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2	195,000	199,875

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 220,000	$ 223,498
TFM SA de CV 0% 6/15/09 (e)	B1	725,000	538,313
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	100,000	93,487
			1,352,292
TOTAL TRANSPORTATION			1,676,172
UTILITIES - 3.3%
Cellular - 2.5%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	620,000	350,300
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1	740,000	333,000
Crown Castle International Corp. 0% 5/15/11 (e)	B3	935,000	626,450
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	225,400
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	1,440,000	1,418,400
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1	545,000	223,450
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2	100,000	58,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	982,000	589,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	1,310,000	1,028,350
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	2,028,600
0% 2/15/08 (e)	B1	160,000	114,800
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1	170,000	136,850
Nextel Partners, Inc.:
11% 3/15/10	B3	120,000	114,600
11% 3/15/10	B3	300,000	286,500
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	890,000	607,425
10.625% 7/15/10	B3	135,000	137,363
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	485,000	329,800
Triton PCS, Inc. 0% 5/1/08 (e)	B3	1,140,000	900,600
US Unwired, Inc. 0% 11/1/09 (e)	Caa1	700,000	301,000
Vodafone Group PLC 7.625% 2/15/05	A2	195,000	201,809
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	$ 1,635,000	$ 1,185,375
10.375% 11/15/09	B2	1,080,000	1,161,000
			12,358,272
Electric Utility - 0.4%
AES Corp. 9.375% 9/15/10	Ba1	850,000	869,125
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	130,000	121,815
CMS Energy Corp.:
8.375% 7/1/03	Ba3	305,000	303,475
9.875% 10/15/07	Ba3	135,000	140,400
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	25,000	27,023
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	101,270
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	61,456
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	170,000	149,903
yankee 7.875% 12/15/26 (g)	A3	80,000	71,638
Nisource Finance Corp. 7.875% 11/15/10 (g)	Baa2	125,000	131,584
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,468
			1,987,157
Gas - 0.0%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	50,000	52,006
Sempra Energy 7.95% 3/1/10	A2	40,000	39,580
			91,586
Telephone Services - 0.4%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2	420,000	362,250
AT&T Corp. 6.5% 3/15/29	A2	115,000	91,916
British Telecommunications PLC:
7.625% 12/15/05	A2	100,000	100,992
8.625% 12/15/30	A2	35,000	35,263
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	100,000	109,636
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	273,000
0% 3/1/09 (e)	B3	250,000	100,000
8.6% 6/1/08	B2	15,000	10,500
8.875% 11/1/07	B2	25,000	17,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ono Finance PLC 13% 5/1/09	Caa1	$ 185,000	$ 136,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	140,000	136,380
Telefonica Europe BV 8.25% 9/15/30	A2	90,000	90,582
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	183,000	181,309
7.7% 7/20/29	Baa1	130,000	129,419
Teligent, Inc. 11.5% 12/1/07	Caa1	890,000	115,700
WorldCom, Inc.:
8% 5/16/06	A3	115,000	117,822
8.875% 1/15/06	A3	103,000	106,395
			2,115,564
TOTAL UTILITIES			16,552,579
TOTAL NONCONVERTIBLE BONDS			60,280,940
TOTAL CORPORATE BONDS (Cost $68,573,403)			62,676,740
U.S. Government and Government Agency Obligations - 2.4%

U.S. Government Agency Obligations - 0.8%
Fannie Mae:
6% 12/15/05	Aaa	85,000	86,003
6% 5/15/08	Aaa	700,000	702,625
6.5% 4/29/09	Aaa	10,000	9,934
7% 7/15/05	Aaa	100,000	104,953
7.25% 1/15/10	Aaa	200,000	217,188
7.25% 5/15/30	Aaa	105,000	119,279
Federal Home Loan Bank 6.75% 2/1/02	Aaa	830,000	838,690
Freddie Mac:
5.5% 5/15/02	Aaa	1,000,000	997,500
5.75% 3/15/09	Aaa	510,000	502,906
6.875% 1/15/05	Aaa	85,000	88,453
6.875% 9/15/10	Aaa	300,000	319,452
7% 7/15/05	Aaa	210,000	220,368
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,207,351
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bills, yield at date of purchase 6.16% 1/11/01 (i)	-	1,800,000	1,797,610
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	685,000	736,485
6.125% 8/15/29	Aaa	149,000	162,061
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
6.875% 8/15/25	Aaa	$ 25,000	$ 29,246
8.125% 8/15/19	Aaa	1,530,000	1,977,770
8.875% 2/15/19	Aaa	259,000	355,923
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	100,000	97,234
5.875% 10/31/01	Aaa	700,000	701,309
6.5% 5/31/02	Aaa	180,000	182,700
6.625% 6/30/01	Aaa	952,000	956,163
7% 7/15/06	Aaa	20,000	21,769
7.25% 8/15/04	Aaa	20,000	21,381
7.875% 11/15/04	Aaa	738,000	807,992
TOTAL U.S. TREASURY OBLIGATIONS			7,847,643
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,582,859)			12,054,994
U.S. Government Agency - Mortgage Securities - 2.8%

Fannie Mae - 2.4%
6% 4/1/13 to 1/1/29	Aaa	1,065,609	1,050,891
6.5% 2/1/26 to 12/1/30	Aaa	2,762,062	2,725,711
7% 8/1/25 to 12/1/29	Aaa	2,846,480	2,853,178
7.5% 5/1/24 to 10/1/29	Aaa	1,178,585	1,196,483
7.5% 1/1/31 (h)	Aaa	2,507,000	2,544,605
8% 1/1/31 (h)	Aaa	1,316,000	1,348,900
TOTAL FANNIE MAE			11,719,768
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	122,639	124,747

Government National Mortgage Association - 0.4%
6.5% 8/15/27	Aaa	564,010	$ 558,545
7% 7/15/28	Aaa	800,700	804,199
7.5% 1/15/26 to 8/15/28	Aaa	709,586	721,961
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,084,705
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $13,828,211)			13,929,220
Asset-Backed Securities - 0.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Airplanes pass through trust 10.875% 3/15/19	Ba2	$ 335,818	$ 240,110
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	149,719
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	99,203
CIT Marine Trust 5.8% 4/15/10	Aaa	120,000	119,475
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	11,367	11,371
CPS Auto Receivables Trust 6% 8/15/03	Aaa	51,234	51,018
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	180,000	180,563
DaimlerChrysler Auto Trust 6.7% 6/8/03	Aaa	150,000	150,492
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	90,000	90,267
6.4% 12/15/02	Aa2	50,000	50,203
7.03% 11/15/03	Aaa	24,000	24,330
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	4,965	4,965
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (g)(j)	Baa2	37,816	37,716
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	51,250
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	59,450	59,710
TOTAL ASSET-BACKED SECURITIES (Cost $1,439,588)			1,320,392
Collateralized Mortgage Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.1745% 12/29/25 (g)(j)	Ba3	$ 157,923	$ 77,605
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	100,000	96,031
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	94,852
sequential pay Series 2000-49 Class A, 7.5% 1/1/30	Aaa	174,000	178,568
TOTAL U.S. GOVERNMENT AGENCY			369,451
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $442,201)			447,056
Commercial Mortgage Securities - 0.5%
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	102,785
Class B, 7.48% 2/1/08	A	80,000	82,947
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1 Class E, 7.47% 1/10/13 (g)(j)	Baa1	220,000	219,983
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	196,709
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	135,909
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	320,000	252,485
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1103% 4/15/19 (g)(j)	-	250,000	100,000
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	100,000	6,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	$ 250,000	$ 233,076
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	180,000	170,156
LTC Commercial Mortgage pass through certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	468,594
Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	101,757	99,372
Nomura Asset Securities Corp. weighted average coupon Series 1998-D6 Class A4, 7.3622% 3/17/28 (j)	Baa2	140,000	138,447
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (g)(j)	-	125,000	116,680
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AA	80,000	80,769
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	140,000	134,832
Class E2, 7.224% 12/15/10 (g)	Baa3	100,000	95,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,896,940)			2,634,150
Foreign Government and Government Agency Obligations (d) - 0.1%
Chile Republic 6.875% 4/28/09	Baa1	50,000	48,631
Quebec Province 7.5% 9/15/29	A2	340,000	362,848
United Mexican States 9.875% 2/1/10	Baa3	80,000	86,080
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $461,995)			497,559
Supranational Obligations - 0.0%
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	152,769
Floating Rate Loans - 4.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.3%
CP Kelco:
Tranche B term loan 10.0613% 3/31/08 (j)	B1	$ 138,000	$ 133,170
Tranche C term loan 10.3113% 9/30/08 (j)	B1	46,000	44,390
Huntsman ICI Chemicals LLC sr. secured:
Tranche B term loan 9.6403% 6/30/07 (j)	-	189,353	190,299
Tranche C term loan 9.9373% 6/30/08 (j)	-	286,046	287,476
Lyondell Chemical Co. sr. secured Tranche E term loan 10.645% 5/17/06 (j)	-	696,465	706,912
			1,362,247
Packaging & Containers - 0.1%
Packaging Corp. of America Tranche B term loan 8.6514% 6/29/07 (j)	-	224,395	224,395
U.S. Can Corp. Tranche B term loan 10.2581% 10/4/08 (j)	-	400,000	402,000
			626,395
TOTAL BASIC INDUSTRIES			1,988,642
DURABLES - 0.2%
Consumer Durables - 0.1%
Blount, Inc. Tranche B term loan 10.763% 6/30/06 (j)	B1	298,816	295,828
Home Furnishings - 0.1%
Sealy Mattress Co.:
Tranche B term loan 8.625% 12/15/04 (j)	Ba3	188,825	189,061
Tranche C term loan 8.875% 12/15/05 (j)	Ba3	136,088	136,259
Tranche D term loan 9.125% 12/15/06 (j)	Ba3	173,938	174,155
			499,475
TOTAL DURABLES			795,303
ENERGY - 0.1%
Coal - 0.1%
P&L Coal Holdings Corp. Tranche B term loan 8.7673% 6/30/06 (j)	-	579,825	580,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FINANCE - 0.1%
Credit & Other Finance - 0.1%
AES New York Funding Tranche B term loan 9.5625% 5/14/02 (j)	-	$ 500,000	$ 500,000
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (j)	B2	200,000	178,000
			678,000
HEALTH - 0.3%
Medical Facilities Management - 0.3%
DaVita, Inc. term loan 10.5032% 3/31/06 (j)	Ba2	460,445	456,416
Quest Diagnostics, Inc.:
Tranche B term loan 9.808% 6/15/06 (j)	Ba3	260,450	262,403
Tranche C term loan 10.3703% 6/15/06 (j)	Ba3	239,550	241,347
Unilab Corp. Tranche B term loan 10.5625% 11/23/06 (j)	B1	587,406	591,811
			1,551,977
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Pollution Control - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (j)	Ba3	227,273	215,909
Tranche C term loan 9.6896% 7/21/07 (j)	Ba3	272,727	259,091
			475,000
MEDIA & LEISURE - 1.3%
Broadcasting - 1.0%
American Tower L P Tranche B term loan 10.05% 12/31/07 (j)	-	800,000	806,000
Century Cable Holdings LLC Tranche B term loan 9.19% 6/30/09 (j)	-	600,000	594,000
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (j)	Ba3	1,250,000	1,243,750
Citadel Broadcasting Co. Tranche B term loan 9.875% 6/30/08 (j)	BB-	700,000	701,750
Entravision Communications Corp. Tranche B term loan 9.9375% 12/31/08 (j)	-	400,000	402,500
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Media & Communications, Inc. Tranche B term loan 10.1875% 4/30/05 (j)	-	$ 850,000	$ 850,000
Telemundo Group, Inc. Tranche B term loan 8.5631% 3/31/07 (j)	B1	546,480	543,747
			5,141,747
Entertainment - 0.2%
Six Flags Theme Park, Inc. Tranche B term loan 9.97% 9/30/05 (j)	Ba2	700,000	707,000
Lodging & Gaming - 0.0%
Starwood Hotels & Resorts Worldwide, Inc. term loan 9.4249% 2/23/03 (j)	-	150,000	150,750
Publishing - 0.1%
PRIMEDIA, Inc. Tranche B term loan 9.45% 7/31/04 (j)	Ba3	546,231	546,914
TOTAL MEDIA & LEISURE			6,546,411
NONDURABLES - 0.2%
Foods - 0.1%
Del Monte Corp. Tranche B term loan 9.5% 3/25/05 (j)	-	673,464	679,357
Tobacco - 0.1%
UST, Inc. Tranche B term loan 9.25% 2/16/05 (j)	A2	299,250	300,372
TOTAL NONDURABLES			979,729
SERVICES - 0.4%
Leasing & Rental - 0.1%
Crown Castle Operating Co. Tranche B term loan 9.39% 3/15/08 (j)	Ba3	800,000	806,000
Services - 0.3%
Iron Mountain, Inc. Tranche B term loan 9.5339% 2/28/06 (j)	-	1,299,000	1,305,495
TOTAL SERVICES			2,111,495

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.1%
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (j)	-	$ 304,039	$ 304,039
UTILITIES - 1.5%
Cellular - 1.3%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (j)	B2	1,000,000	1,010,000
Microcell Telecommunications, Inc. Tranche E term loan 9.8613% 3/1/06 (j)	-	500,000	500,000
Nextel Finance Co.:
Tranche B term loan 10.1875% 6/30/08 (j)	Ba2	650,000	650,000
Tranche C term loan 10.4375% 12/31/08 (j)	Ba2	650,000	650,000
Tritel Holding Corp. Tranche B term loan 11.2138% 12/31/07 (j)	B2	750,000	757,500
Triton PCS, Inc. Tranche B term loan 9.6875% 2/4/07 (j)	-	1,150,000	1,158,625
VoiceStream PCS Holding LLC Tranche B term loan 9.64% 2/25/09 (j)	B+	1,000,000	987,500
Western Wireless Corp.:
Tranche A term loan 8.535% 3/31/08 (j)	Ba2	400,000	396,000
Tranche B term loan 9.535% 9/30/08 (j)	Ba2	450,000	452,250
			6,561,875
Telephone Services - 0.2%
Global Crossing Holdings Ltd. Tranche B term loan 9.28% 6/30/06 (j)	-	500,000	502,500
McLeodUSA, Inc. Tranche B term loan 9.21% 5/31/08 (j)	Ba2	300,000	300,000
			802,500
TOTAL UTILITIES			7,364,375
TOTAL FLOATING RATE LOANS (Cost $23,430,960)			23,375,520
Commercial Paper - 0.0%
Moody's Ratings (unaudited) (b)	Principal Amount	Value (Note 1)
British Telecom PLC 6.8525% 10/9/01 (j) (Cost $249,620)	$ 250,000	$ 249,994
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 6.53% (c)	19,713,790	19,713,790
Fidelity Money Market Central Fund, 6.71% (c)	6,797,743	6,797,743
Fidelity Securities Lending Cash Central Fund, 6.61% (c)	1,641,999	1,641,999
TOTAL MONEY MARKET FUNDS (Cost $28,153,532)		28,153,532
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $489,305,618)		499,323,517
NET OTHER ASSETS - (0.3)%		(1,618,571)
NET ASSETS - 100%		$ 497,704,946
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
56 S&P 500 Stock Index Contracts	March 2001	$ 18,690,000	$ (835,903)

The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,705,398 or 1.5% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,797,610.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	6.2%	AAA, AA, A	5.5%
Baa	1.7%	BBB	1.5%
Ba	3.2%	BB	2.9%
B	7.8%	B	7.6%
Caa	1.4%	CCC	1.1%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 2.3%. FMR has determined that unrated debt securities that are lower quality account for 2.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $757,557,256 and $778,926,390, respectively, of which long-term U.S. government and government agency obligations aggregated $39,859,962 and $50,715,388, respectively.

On July 25, 2000, the fund transferred substantially all of its money market investments to Fidelity Money Market Central Fund in exchange for shares of this fund.
The market value of futures contracts opened and closed during the period amounted to $134,978,146 and $122,401,567, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $25,866 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $820,000 or 0.2% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,501,003. The fund received cash collateral of $1,641,999 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $489,364,119. Net unrealized appreciation aggregated $9,959,398, of which $60,983,224 related to appreciated investment securities and $51,023,826 related to depreciated investment securities.

The fund hereby designates approximately $41,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $489,305,618) - See accompanying schedule		$ 499,323,517
Cash		40,327
Receivable for investments sold		2,553,337
Receivable for fund shares sold		537,581
Dividends receivable		313,911
Interest receivable		1,765,917
Other receivables		3,665
Total assets		504,538,255
Liabilities
Payable for investments purchased Regular delivery	$ 514,844
Delayed delivery	4,063,752
Payable for fund shares redeemed	62,956
Accrued management fee	240,136
Distribution fees payable	1,591
Payable for daily variation on futures contracts	254,800
Other payables and accrued expenses	53,231
Collateral on securities loaned, at value	1,641,999
Total liabilities		6,833,309
Net Assets		$ 497,704,946
Net Assets consist of:
Paid in capital		$ 456,659,883
Undistributed net investment income		15,347,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,515,667
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,182,039
Net Assets		$ 497,704,946
Initial Class: Net Asset Value, offering price and redemption price per share ($482,165,063 ÷ 33,461,979 shares)		$14.41
Service Class: Net Asset Value, offering price and redemption price per share ($12,449,087 ÷ 869,523 shares)		$14.32
Service Class 2: Net Asset Value, offering price and redemption price per share ($3,090,796 ÷ 216,184 shares)		$14.30

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 4,516,798
Interest		13,595,252
Security lending		14,759
Total income		18,126,809
Expenses
Management fee	$ 3,168,623
Transfer agent fees	361,328
Distribution fees	15,027
Accounting and security lending fees	195,107
Non-interested trustees' compensation	1,869
Custodian fees and expenses	31,840
Registration fees	247
Audit	27,096
Legal	4,175
Miscellaneous	39,184
Total expenses before reductions	3,844,496
Expense reductions	(58,334)	3,786,162
Net investment income		14,340,647
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	19,764,551
Foreign currency transactions	(1,431)
Futures contracts	(3,033,763)	16,729,357
Change in net unrealized appreciation (depreciation) on:
Investment securities	(101,807,387)
Assets and liabilities in foreign currencies	42
Futures contracts	(871,166)	(102,678,511)
Net gain (loss)		(85,949,154)
Net increase (decrease) in net assets resulting from operations		$ (71,608,507)
Other Information Expense reductions Directed brokerage arrangements		$ 47,254
Custodian credits		11,080
		$ 58,334

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 14,340,647	$ 13,100,308
Net realized gain (loss)	16,729,357	48,664,911
Change in net unrealized appreciation (depreciation)	(102,678,511)	17,820,079
Net increase (decrease) in net assets resulting from operations	(71,608,507)	79,585,298
Distributions to shareholders From net investment income	(11,727,781)	(12,766,102)
From net realized gain	(47,570,525)	(21,173,047)
Total distributions	(59,298,306)	(33,939,149)
Share transactions - net increase (decrease)	37,231,520	13,695,216
Total increase (decrease) in net assets	(93,675,293)	59,341,365
Net Assets
Beginning of period	591,380,239	532,038,874
End of period (including undistributed net investment income of $15,347,357 and $13,084,201, respectively)	$ 497,704,946	$ 591,380,239

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	3,923,103	$ 63,060,473	3,532,899	$ 59,442,839
Reinvested	3,619,549	58,129,957	2,100,108	33,706,735
Redeemed	(5,674,304)	(91,790,709)	(5,095,721)	(86,190,044)
Net increase (decrease)	1,868,348	$ 29,399,721	537,286	$ 6,959,530
Service Class Sold	313,089	$ 5,014,523	451,433	$ 7,507,627
Reinvested	72,504	1,157,887	14,544	232,414
Redeemed	(108,353)	(1,714,212)	(60,280)	(1,004,355)
Net increase (decrease)	277,240	$ 4,458,198	405,697	$ 6,735,686
Service Class 2 A Sold	230,119	$ 3,591,200
Reinvested	655	10,461
Redeemed	(14,590)	(228,060)
Net increase (decrease)	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 11,501,649		$ 12,678,680
Service Class		224,107		87,422
Service Class 2 A		2,025		-
Total		$ 11,727,781		$ 12,766,102
From net realized gain Initial Class		$ 46,628,308		$ 21,028,055
Service Class		933,781		144,992
Service Class 2 A		8,436		-
Total		$ 47,570,525		$ 21,173,047
		$ 59,298,306		$ 33,939,149

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Income from Investment Operations
Net investment income	.42 D	.40 D	.41 D	.36 D	.21
Net realized and unrealized gain (loss)	(2.52)	2.04	2.19	2.92	2.08
Total from investment operations	(2.10)	2.44	2.60	3.28	2.29
Less Distributions
From net investment income	(.37)	(.41)	(.34)	-	(.21)
From net realized gain	(1.50)	(.68)	(1.59)	(.02)	(.75)
Total distributions	(1.87)	(1.09)	(1.93)	(.02)	(.96)
Net asset value, end of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Total Return B, C	(12.47)%	15.26%	17.57%	25.07%	20.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 482,165	$ 580,555	$ 528,874	$ 483,231	$ 253,024
Ratio of expenses to average net assets	.69%	.71%	.73%	.77%	.87%
Ratio of expenses to average net assets after expense reductions	.68% F	.70% F	.72% F	.76% F	.85% F
Ratio of net investment income to average net assets	2.61%	2.38%	2.60%	2.44%	2.63%
Portfolio turnover rate	147%	92%	98%	90%	120%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(2.50)	2.03	2.14	.34
Total from investment operations	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.36)	(.41)	(.34)	-
From net realized gain	(1.50)	(.68)	(1.59)	-
Total distributions	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(12.54)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,449	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.80%	.82%	.89%	.87% A
Ratio of expenses to average net assets after expense reductions	.79% F	.81% F	.88% F	.87% A
Ratio of net investment income to average net assets	2.50%	2.27%	2.65%	2.70% A
Portfolio turnover rate	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78
Income from Investment Operations
Net investment income C	.34
Net realized and unrealized gain (loss)	(1.96)
Total from investment operations	(1.62)
Less Distributions
From net investment income	(.36)
From net realized gain	(1.50)
Total distributions	(1.86)
Net asset value, end of period	$ 14.30
Total Return B, F	(10.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,091
Ratio of expenses to average net assets	.97% A
Ratio of expenses to average net assets after expense reductions	.95% A, E
Ratio of net investment income to average net assets	2.33% A
Portfolio turnover rate	147%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The total return would have been lower had certain expenses not been reduced during the period shown.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class	-4.38%	9.50%	10.23%
Fidelity Balanced 60/40 Composite	-1.00%	13.78%	16.31%
S&P 500	-9.10%	18.33%	21.35%
LB Aggregate Bond	11.63%	6.46%	8.40%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $17,937 - a 79.37% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,921 - a 219.21% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,224 - a 62.24% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $24,741 - a 147.41% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	3.5
Exxon Mobil Corp.	1.6
American International Group, Inc.	1.6
Bristol-Myers Squibb Co.	1.5
Pfizer, Inc.	1.4
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	14.8
Technology	11.5
Health	8.9
Utilities	7.9
Media & Leisure	5.9
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	56.0%
Bonds	40.2%
Short-Term Investments and Net Other Assets	3.6%
Other Investments	0.2%

* Foreign investments 3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(automated graphic)   (automated graphic)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the 12-month period that ended December 31, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned -1.00%.

Q. Why did the fund fail to keep pace with its index during the past year?

J.A. Poor positioning among utility stocks hurt relative performance. We paid the price for holding sizable stakes in traditional telecommunications providers, including AT&T, and wireless stocks, such as Motorola, that experienced precipitous declines. We also missed much of the dramatic upswing in electric and gas utilities, which benefited from strong demand and volatility in the marketplace. Disappointing security selection among technology stocks and various retailers further hurt performance.

Q. What can you tell us about your asset allocation strategy during the period?

J.A. I maintained a fairly neutral equity weighting in the fund throughout the period. At times, I employed other asset classes, such as convertible securities and high-yield bonds, to gain further exposure to the movements of stocks. I used convertibles early in the period as an indirect, less volatile way to participate in some of the technology names I liked. These securities also afforded us downside protection when the equivalent stocks collapsed during the spring. Conversely, it was a mistake to include high-yield bonds in the fund during the period, as prices of these securities plunged to recession levels in response to declining credit quality and poor liquidity. By allocating part of the bond subportfolio to high yield - an asset class not represented in the index - we were left underexposed to investment-grade debt, which performed well during the period.

Q. How did some of your moves on a sector level play out for the fund?

J.A. Although our tech exposure hurt quite a bit on an absolute basis, scaling back on many of our highly valued tech stocks before they collapsed helped relative returns. Unfortunately, any advantage we gained from underweighting laggards such as Microsoft and America Online, we lost due to untimely trading of weak performers, such as Intel and Dell. Similarly, the fund's retail holdings, namely Home Depot and Wal-Mart, headed south behind a slowdown in consumer spending. On a more positive note, assuming a more defensive posture late in the period helped, as tech investors sought shelter in areas of the market that could best weather an economic downturn. Our stake in consumer nondurables, particularly Philip Morris, rebounded nicely during the period. We also were rewarded for emphasizing higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns.

Q. Turning to you, Kevin, how did the bond portion of the fund fare?

K.G. The fund's investment-grade holdings had a particularly strong period. Favorable security selection helped drive performance and ensure the success of the fund's bond subportfolio relative to the Lehman Brothers Aggregate Bond Index. Of particular note was the fund's positioning in Treasuries, which outperformed all spread sectors - corporate, mortgage and agency securities - during the period. Treasuries doubly benefited from volatility in the equity markets and the U.S. Treasury's decision to repurchase outstanding debt as a result of the growing federal surplus. Even though we were underweighted relative to the Lehman Brothers index, we gained ground by adding long-term Treasuries and callable Treasuries in advance of the buybacks. My emphasis on discount mortgage securities further benefited performance in light of strong housing turnover. Owning the right agencies also helped, as these securities rebounded from their lows earlier in the period. Finally, improving the diversification of our corporate holdings helped us avoid many of the major credit blowups that pervaded the 12-month period.

Q. John, what's your outlook?

J.A. There's still a lot of uncertainty surrounding the direction of the economy, which tells me that it's still a time to play defense rather than offense. Right now, the equity portion of the fund is defensively positioned for further slowing in the economy, a posture that has worked out well for us in recent months. In the near term, I think earnings disappointments could continue to weigh heavily on the market even if the Fed does cut interest rates. So, until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'll avoid making any big bets and continue to add value from the bottom up.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of December 31, 2000, more than $283 million

Manager: John Avery, since 1998, and Kevin Grant, since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 55.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
Aerospace & Defense - 0.4%
BFGoodrich Co.	11,100	$ 403,763
Boeing Co.	13,700	904,200
		1,307,963
Ship Building & Repair - 0.3%
General Dynamics Corp.	9,700	756,600
TOTAL AEROSPACE & DEFENSE		2,064,563
BASIC INDUSTRIES - 2.0%
Chemicals & Plastics - 1.4%
Dow Chemical Co.	27,700	1,014,513
E.I. du Pont de Nemours and Co.	24,204	1,169,356
Pharmacia Corp.	9,400	573,400
Praxair, Inc.	23,400	1,038,375
		3,795,644
Metals & Mining - 0.2%
Alcoa, Inc.	19,000	636,500
Paper & Forest Products - 0.4%
International Paper Co.	13,400	546,888
Kimberly-Clark Corp.	9,600	678,624
		1,225,512
TOTAL BASIC INDUSTRIES		5,657,656
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.3%
Masco Corp.	29,100	747,506
DURABLES - 0.8%
Autos, Tires, & Accessories - 0.5%
AutoNation, Inc.	3,700	22,200
Danaher Corp.	12,600	861,525
TRW, Inc.	10,200	395,250
		1,278,975
Consumer Electronics - 0.3%
General Motors Corp. Class H	24,200	556,600
Maytag Corp.	12,200	394,213
		950,813
TOTAL DURABLES		2,229,788
ENERGY - 4.1%
Energy Services - 1.2%
Baker Hughes, Inc.	14,200	590,188
Diamond Offshore Drilling, Inc.	13,300	532,000
Halliburton Co.	14,600	529,250
Nabors Industries, Inc. (a)	9,400	556,010
Schlumberger Ltd. (NY Shares)	14,900	1,191,069
		3,398,517

	Shares	Value (Note 1)
Oil & Gas - 2.9%
Burlington Resources, Inc.	15,000	$ 757,500
Chevron Corp.	7,300	616,394
Conoco, Inc. Class B	27,200	787,100
Exxon Mobil Corp.	53,366	4,639,507
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,296,038
		8,096,539
TOTAL ENERGY		11,495,056
FINANCE - 10.0%
Banks - 1.5%
Bank of America Corp.	10,400	477,100
Bank of New York Co., Inc.	41,700	2,301,319
Chase Manhattan Corp.	28,900	1,313,144
		4,091,563
Credit & Other Finance - 2.1%
American Express Co.	50,600	2,779,838
Citigroup, Inc.	63,100	3,222,044
		6,001,882
Federal Sponsored Credit - 2.3%
Fannie Mae	38,500	3,339,875
Freddie Mac	46,500	3,202,688
		6,542,563
Insurance - 2.3%
AFLAC, Inc.	11,000	794,063
Allstate Corp.	12,800	557,600
American International Group, Inc.	45,450	4,479,666
Hartford Financial Services Group, Inc.	8,400	593,250
		6,424,579
Securities Industry - 1.8%
Bear Stearns Companies, Inc.	7,700	390,294
Charles Schwab Corp.	40,150	1,139,256
Merrill Lynch & Co., Inc.	17,100	1,166,006
Morgan Stanley Dean Witter & Co.	31,300	2,480,525
		5,176,081
TOTAL FINANCE		28,236,668
HEALTH - 8.6%
Drugs & Pharmaceuticals - 6.7%
Allergan, Inc.	5,700	551,831
American Home Products Corp.	20,800	1,321,840
Amgen, Inc. (a)	8,000	511,500
Bristol-Myers Squibb Co.	56,400	4,170,075
Eli Lilly & Co.	20,900	1,945,006
Merck & Co., Inc.	33,200	3,108,350
Pfizer, Inc.	86,000	3,956,000
Schering-Plough Corp.	60,800	3,450,400
		19,015,002
Medical Equipment & Supplies - 1.9%
Abbott Laboratories	11,000	532,813
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Becton, Dickinson & Co.	12,300	$ 425,888
Cardinal Health, Inc.	4,600	458,275
Guidant Corp. (a)	8,600	463,863
Johnson & Johnson	12,000	1,260,750
McKesson HBOC, Inc.	13,300	477,337
Medtronic, Inc.	17,000	1,026,375
Millipore Corp.	9,600	604,800
		5,250,101
TOTAL HEALTH		24,265,103
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Electrical Equipment - 3.5%
General Electric Co.	206,400	9,894,280
Industrial Machinery & Equipment - 1.1%
Caterpillar, Inc.	17,500	827,969
Illinois Tool Works, Inc.	7,900	470,544
Ingersoll-Rand Co.	9,500	397,813
Tyco International Ltd.	28,270	1,568,985
		3,265,311
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,159,591
MEDIA & LEISURE - 2.7%
Broadcasting - 0.7%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	596,750
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	2
Infinity Broadcasting Corp. Class A (a)	32,300	902,381
NTL, Inc. warrants 10/14/08 (a)	199	3,781
Time Warner, Inc.	8,108	423,562
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	150
		1,926,626
Entertainment - 1.2%
MGM Mirage, Inc.	12,500	352,344
Viacom, Inc. Class B (non-vtg.) (a)	56,389	2,636,186
Walt Disney Co.	15,500	448,531
		3,437,061
Publishing - 0.6%
McGraw-Hill Companies, Inc.	31,600	1,852,550
Restaurants - 0.2%
McDonald's Corp.	13,000	442,000
TOTAL MEDIA & LEISURE		7,658,237

	Shares	Value (Note 1)
NONDURABLES - 3.9%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	33,700	$ 1,533,350
The Coca-Cola Co.	35,900	2,187,656
		3,721,006
Foods - 0.5%
PepsiCo, Inc.	18,300	906,994
Quaker Oats Co.	3,700	360,288
		1,267,282
Household Products - 1.1%
Colgate-Palmolive Co.	12,100	781,055
Gillette Co.	27,500	993,438
Procter & Gamble Co.	18,600	1,458,938
		3,233,431
Tobacco - 1.0%
Philip Morris Companies, Inc.	67,400	2,965,600
TOTAL NONDURABLES		11,187,319
RETAIL & WHOLESALE - 1.9%
Apparel Stores - 0.3%
Gap, Inc.	22,700	578,850
Mothers Work, Inc. (a)(j)	3	30
The Limited, Inc.	13,000	221,813
		800,693
Drug Stores - 0.3%
Walgreen Co.	20,200	844,613
General Merchandise Stores - 0.8%
Costco Wholesale Corp. (a)	10,200	407,363
Kohls Corp. (a)	2,400	146,400
Wal-Mart Stores, Inc.	34,600	1,838,125
		2,391,888
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	28,950	1,322,653
TOTAL RETAIL & WHOLESALE		5,359,847
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,425,450
Leasing & Rental - 0.0%
ANC Rental Corp. (a)	462	1,617
Services - 0.2%
Ecolab, Inc.	14,600	630,538
TOTAL SERVICES		2,057,605
TECHNOLOGY - 11.1%
Communications Equipment - 2.5%
CIENA Corp. (a)	5,300	430,625
Cisco Systems, Inc. (a)	101,300	3,874,725
Comverse Technology, Inc. (a)	8,100	879,863
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	13,500	$ 712,969
Nokia AB sponsored ADR	9,900	430,650
Nortel Networks Corp.	19,900	638,044
		6,966,876
Computer Services & Software - 4.0%
America Online, Inc. (a)	20,850	725,580
Ariba, Inc. (a)	5,700	305,663
Automatic Data Processing, Inc.	8,600	544,488
BEA Systems, Inc. (a)	17,000	1,144,313
BMC Software, Inc. (a)	26,400	369,600
Cadence Design Systems, Inc. (a)	10,900	299,750
Computer Associates International, Inc.	16,800	327,600
DecisionOne Corp. (a)	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Microsoft Corp. (a)	80,200	3,478,675
Oracle Corp. (a)	78,600	2,284,313
Sonus Networks, Inc.	16,100	406,525
Synopsys, Inc. (a)	13,900	659,381
VERITAS Software Corp. (a)	5,600	490,000
Yahoo!, Inc. (a)	7,400	222,463
		11,258,357
Computers & Office Equipment - 2.2%
Compaq Computer Corp.	19,000	285,950
Dell Computer Corp. (a)	30,300	528,356
EMC Corp. (a)	39,000	2,593,500
International Business Machines Corp.	17,100	1,453,500
Sun Microsystems, Inc. (a)	55,000	1,533,125
		6,394,431
Electronic Instruments - 1.0%
Agilent Technologies, Inc. (a)	100	5,475
Applied Materials, Inc. (a)	14,400	549,900
KLA-Tencor Corp. (a)	13,000	437,938
Novellus Systems, Inc. (a)	14,100	506,719
Teradyne, Inc. (a)	23,700	882,825
Thermo Electron Corp. (a)	15,100	449,225
		2,832,082
Electronics - 1.4%
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	40,300	1,211,519
Intersil Holding Corp. Class A	11,900	272,956
Micron Technology, Inc. (a)	25,800	915,900

	Shares	Value (Note 1)
NVIDIA Corp. (a)	14,600	$ 478,378
Texas Instruments, Inc.	21,900	1,037,513
		3,916,266
TOTAL TECHNOLOGY		31,368,012
TRANSPORTATION - 0.2%
Railroads - 0.2%
Union Pacific Corp.	11,700	593,775
UTILITIES - 3.8%
Cellular - 0.6%
Leap Wireless International, Inc. warrants 4/15/10 (a)(f)	265	530
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	435
warrants 1/15/07 (CV ratio .6) (a)	50	100
McCaw International Ltd. warrants 4/16/07 (a)(f)	290	2,900
Nextel Communications, Inc. Class A (a)	23,400	579,150
Sprint Corp. - PCS Group Series 1 (a)	30,300	619,256
VoiceStream Wireless Corp. (a)	5,600	563,500
		1,765,871
Electric Utility - 0.4%
AES Corp. (a)	21,800	1,207,175
Gas - 0.8%
Dynegy, Inc. Class A	18,800	1,053,975
Enron Corp.	12,900	1,072,313
		2,126,288
Telephone Services - 2.0%
AT&T Corp.	15,604	270,144
BellSouth Corp.	33,900	1,387,781
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	70	140
Ono Finance PLC rights 5/31/09 (a)(f)	210	1,260
Qwest Communications International, Inc. (a)	23,700	971,700
SBC Communications, Inc.	52,270	2,495,893
Verizon Communications	9,700	486,213
		5,613,131
TOTAL UTILITIES		10,712,465
TOTAL COMMON STOCKS (Cost $129,556,326)		156,793,191
Preferred Stocks - 0.6%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. Series C, $0.2975 (f)	5,645	$ 1,411
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES	4,700	380,700
		382,111
Nonconvertible Preferred Stocks - 0.5%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	49,966
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II $7.875	255	245,302
MEDIA & LEISURE - 0.4%
Broadcasting - 0.2%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	6,265	651,560
Publishing - 0.2%
PRIMEDIA, Inc.:
$9.20	4,535	353,730
Series D, $10.00	600	49,200
		402,930
TOTAL MEDIA & LEISURE		1,054,490
UTILITIES - 0.0%
Telephone Services - 0.0%
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3	1,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,351,258
TOTAL PREFERRED STOCKS (Cost $1,721,932)		1,733,369
Corporate Bonds - 15.9%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.6%
HEALTH - 0.2%
Drugs & Pharmaceuticals - 0.2%
Roche Holdings, Inc. 0% 1/19/15 (f)	-	$ 851,000	744,455

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Liberty Media Corp. 3.75% 2/15/30 (f)	Baa3	$ 481,000	$ 273,569
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (f)	-	50,000	58,500
Computers & Office Equipment - 0.2%
Juniper Networks, Inc. 4.75% 3/15/07	B-	470,000	477,346
TOTAL TECHNOLOGY			535,846
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (f)	B1	308,000	222,915
TOTAL CONVERTIBLE BONDS			1,776,785
Nonconvertible Bonds - 15.3%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	240,000	246,103
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.2%
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	430,000	253,700
9.5% 7/1/07 (f)	B2	170,000	100,300
Lyondell Chemical Co. 10.875% 5/1/09	B2	160,000	150,400
			504,400
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	41,914
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Ba2	230,000	236,900
			278,814
TOTAL BASIC INDUSTRIES			783,214
CONSTRUCTION & REAL ESTATE - 1.2%
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	310,000	292,175
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	506,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - 0.9%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	$ 100,000	$ 97,815
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	986,950
6.625% 2/15/05	Baa1	200,000	196,962
6.75% 2/15/08	Baa1	100,000	96,915
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	69,721
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	89,893
6.875% 2/1/05	Baa2	1,000,000	994,020
			2,532,276
TOTAL CONSTRUCTION & REAL ESTATE			3,331,001
DURABLES - 0.1%
Textiles & Apparel - 0.1%
Levi Strauss & Co. 6.8% 11/1/03	Ba3	200,000	170,000
ENERGY - 0.5%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	134,325
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	118,000
Oil & Gas - 0.5%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	378,921
Apache Corp. 7.7% 3/15/26	A3	65,000	66,944
Apache Finance Property Ltd. 6.5% 12/15/07	A3	100,000	99,106
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2	345,000	353,625
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	183,350
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	192,531
			1,274,477
TOTAL ENERGY			1,526,802
FINANCE - 4.8%
Banks - 1.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	501,890

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 100,000	$ 104,195
Bank One Capital III 8.75% 9/1/30	Aa3	200,000	195,538
Bank One Corp. 7.875% 8/1/10	A1	400,000	416,732
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	463,770
BankBoston Corp. 6.625% 2/1/04	A3	200,000	201,026
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	350,000	349,433
8.55% 9/29/49 (e)(f)	Aa2	345,000	360,232
Capital One Bank 6.375% 2/15/03	Baa2	250,000	244,135
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	191,759
FleetBoston Financial Corp. 7.25% 9/15/05	A2	275,000	284,474
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	166,906
7.375% 9/17/04	Baa2	160,000	160,037
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	97,859
6.875% 11/15/02	Baa2	300,000	300,183
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	200,000	217,584
Summit Bancorp 8.625% 12/10/02	A3	100,000	103,555
			4,359,308
Credit & Other Finance - 3.1%
Abbey National Capital Trust I 8.963% 12/29/49 (e)	Aa3	270,000	278,543
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	250,000	233,670
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	246,415
Citigroup, Inc. 7.25% 10/1/10	Aa3	400,000	413,252
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	100,000	99,433
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,940
7.1% 6/23/04	A3	200,000	200,990
Ford Motor Credit Co.:
7.5% 3/15/05	A2	1,000,000	1,024,870
7.875% 6/15/10	A2	550,000	565,769
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	1,000,000	1,026,880
7.75% 1/19/10	A2	200,000	206,404
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A1	300,000	329,115
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
ING Capital Funding Trust III 8.439% 12/31/49 (h)	Aa3	$ 350,000	$ 355,289
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	140,000	137,970
PTC International Finance BV 0% 7/1/07 (d)	B2	330,000	242,550
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (f)	Baa1	250,000	259,520
7.9% 8/15/10 (f)	Baa1	200,000	209,456
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	360,109
6.875% 11/15/28	Baa1	585,000	473,025
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	99,500
TXU Eastern Funding 6.75% 5/15/09	Baa1	160,000	150,152
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	165,000	145,725
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	300,000	315,780
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (e)(f)	A1	100,000	102,141
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	206,520
Verizon Global Funding Corp.:
6.75% 12/1/05 (f)	A1	435,000	436,305
7.75% 12/1/30 (f)	A1	290,000	297,534
Xerox Capital (Europe) PLC 5.75% 5/15/02	Ba1	325,000	208,000
			8,674,857
Savings & Loans - 0.2%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	497,945
TOTAL FINANCE			13,532,110
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Dynacare, Inc. yankee 10.75% 1/15/06	B2	10,000	9,400
Unilab Corp. 12.75% 10/1/09	B3	70,000	75,250
			84,650
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	925,670

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 2.6%
Broadcasting - 2.3%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 270,000	$ 234,900
Adelphia Communications Corp. 10.875% 10/1/10	B2	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (d)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	611,618
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	110,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.25% 4/1/07	B2	180,000	164,700
Citadel Broadcasting Co. 10.25% 7/1/07	B3	200,000	200,500
Continental Cablevision, Inc. 8.3% 5/15/06	A3	115,000	119,439
Diamond Cable Communications PLC yankee 0% 2/15/07 (d)	B2	410,000	260,350
Earthwatch, Inc. 0% 7/15/07 (d)	-	115,000	69,000
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	195,000	126,750
International Cabletel, Inc. Series B, 0% 2/1/06 (d)	B2	550,000	478,500
NTL, Inc. 0% 4/1/08 (d)	B3	560,000	308,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	157,250
Spectrasite Holdings, Inc. 12.5% 11/15/10 (f)	B3	200,000	198,000
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	194,398
Telewest PLC 11% 10/1/07	B1	510,000	444,975
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	981,581
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	380,000	254,600
Series D, 0% 5/15/06 (d)	B2	30,000	20,100
United Pan-Europe Communications NV:
0% 8/1/09 (d)	B2	430,000	133,300
0% 2/1/10 (d)	B2	270,000	78,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
10.875% 11/1/07	B2	$ 580,000	$ 368,300
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	578,753
			6,425,864
Lodging & Gaming - 0.0%
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	88,200
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	489,260
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	63,090
7.28% 6/30/28	Baa3	200,000	164,654
7.3% 4/30/28	Baa3	170,000	136,991
			853,995
Restaurants - 0.0%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	155,550
TOTAL MEDIA & LEISURE			7,523,609
NONDURABLES - 0.1%
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	194,714
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	479,875
SERVICES - 0.1%
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,200
Services - 0.1%
Iron Mountain, Inc. 10.125% 10/1/06	B2	160,000	164,800
TOTAL SERVICES			202,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.2%
Computer Services & Software - 0.1%
Concentric Network Corp. 12.75% 12/15/07	B	$ 50,000	$ 43,000
Exodus Communications, Inc. 11.625% 7/15/10 (f)	B3	270,000	240,300
			283,300
Computers & Office Equipment - 0.1%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	300,000	231,000
7.25% 9/1/02	Baa2	250,000	192,500
			423,500
Electronics - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	B3	30,000	24,750
TOTAL TECHNOLOGY			731,550
TRANSPORTATION - 0.8%
Air Transportation - 0.5%
Atlas Air, Inc. 8.77% 1/2/11	Ba1	81,321	81,321
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	25,448	25,186
Class C2, 7.434% 3/15/06	Baa1	70,000	69,900
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	70,000	74,390
7.9% 12/15/09	Baa3	500,000	478,860
7.92% 11/18/10	Aa3	50,000	53,196
US Air, Inc. 9.625% 2/1/01	B3	650,000	645,125
			1,427,978
Railroads - 0.3%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	478,585
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	345,406
			823,991
TOTAL TRANSPORTATION			2,251,969
UTILITIES - 4.0%
Cellular - 0.8%
Crown Castle International Corp. 10.75% 8/1/11	B3	195,000	202,800
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	180,000	177,300
Leap Wireless International, Inc. 0% 4/15/10 (d)	-	265,000	53,000
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	420,000	252,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	$ 241,000	$ 189,185
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	600,000	441,000
9.375% 11/15/09	B1	170,000	157,250
Triton PCS, Inc. 0% 5/1/08 (d)	B3	385,000	304,150
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	B2	295,000	213,875
10.375% 11/15/09	B2	170,000	182,750
			2,173,310
Electric Utility - 1.0%
AES Corp.:
8% 12/31/08	Ba1	405,000	382,725
9.375% 9/15/10	Ba1	235,000	240,288
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	300,000	281,112
CMS Energy Corp.:
Series B, 6.75% 1/15/04	Ba3	20,000	19,000
8.375% 7/1/03	Ba3	70,000	69,650
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	540,000	553,500
8.125% 6/15/10	Baa1	70,000	75,664
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	153,639
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	545,000	480,570
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,690
Nisource Finance Corp.:
7.625% 11/15/05 (f)	Baa2	200,000	207,811
7.875% 11/15/10 (f)	Baa2	315,000	331,592
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	37,872
			2,915,113
Gas - 0.3%
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	192,548
7.625% 11/15/10	A3	135,000	143,694
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	500,000	520,055
Sempra Energy 7.95% 3/1/10	A2	95,000	94,003
			950,300
Telephone Services - 1.9%
AT&T Corp. 6.5% 3/15/29	A2	430,000	343,686

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
British Telecommunications PLC:
7.625% 12/15/05	A2	$ 400,000	$ 403,968
8.625% 12/15/30	A2	400,000	403,004
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	700,000	767,452
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	265,000	253,075
Intermedia Communications, Inc. 0% 3/1/09 (d)	B3	530,000	212,000
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	350,000	101,500
Netia Holdings BV 0% 11/1/07 (d)	B2	250,000	153,750
NEXTLINK Communications, Inc. 0% 12/1/09 (d)	B2	500,000	202,500
Ono Finance PLC 13% 5/1/09	Caa1	265,000	196,100
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	214,311
Telefonica Europe BV 8.25% 9/15/30	A2	115,000	115,744
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	444,851
7.7% 7/20/29	Baa1	536,000	533,604
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	93,750
Viatel, Inc. 11.25% 4/15/08	B3	300,000	93,000
WinStar Communications, Inc. 12.75% 4/15/10	B3	270,000	189,000
WorldCom, Inc.:
6.95% 8/15/28	A3	360,000	302,152
8.875% 1/15/06	A3	184,000	190,065
			5,213,512
TOTAL UTILITIES			11,252,235
TOTAL NONCONVERTIBLE BONDS			43,235,502
TOTAL CORPORATE BONDS (Cost $46,736,263)			45,012,287
U.S. Government and Government Agency Obligations - 9.1%

U.S. Government Agency Obligations - 2.5%
Fannie Mae:
6% 12/15/05	Aaa	530,000	536,254
6.5% 4/29/09	Aaa	465,000	461,945
7% 7/15/05	Aaa	605,000	634,966
7.125% 6/15/10	Aaa	320,000	345,901
7.25% 1/15/10	Aaa	310,000	336,641
7.25% 5/15/30	Aaa	470,000	533,915
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac:
5.75% 3/15/09	Aaa	$ 700,000	$ 690,263
6.45% 4/29/09	Aaa	1,000,000	989,530
6.75% 3/15/31	Aaa	1,330,000	1,425,388
6.875% 1/15/05	Aaa	185,000	192,515
7% 7/15/05	Aaa	860,000	902,458
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	14,126	14,381
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			7,064,157
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	915,000	995,209
6.625% 2/15/27	Aaa	250,000	285,548
8% 11/15/21	Aaa	920,000	1,190,535
8.875% 8/15/17	Aaa	1,020,000	1,386,404
9.875% 11/15/15	Aaa	170,000	244,880
14% 11/15/11	Aaa	490,000	701,464
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	80,000	77,787
5.5% 5/31/03	Aaa	5,600,000	5,643,736
5.75% 8/15/10	Aaa	150,000	157,196
6.5% 5/31/02	Aaa	4,280,000	4,344,200
7% 7/15/06	Aaa	3,550,000	3,863,962
TOTAL U.S. TREASURY OBLIGATIONS			18,890,921
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $25,075,847)			25,955,078
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 8.5%
5.5% 2/1/11	Aaa	141,958	138,896
6% 4/1/09 to 1/1/29	Aaa	1,749,120	1,708,922
6.5% 11/1/25 to 2/1/30	Aaa	9,156,605	9,039,473
6.5% 1/1/31 (g)	Aaa	240,000	236,625
7% 12/1/24 to 9/1/28	Aaa	3,123,525	3,132,696
7.5% 5/1/15 to 7/1/29	Aaa	5,189,469	5,270,396
7.5% 1/1/31 (g)	Aaa	2,865,000	2,904,930
8% 1/1/26	Aaa	839,270	863,651
8% 1/1/31 (g)	Aaa	615,000	630,375
TOTAL FANNIE MAE			23,925,964

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	$ 341,365	$ 347,233
Government National Mortgage Association - 4.0%
6.5% 10/15/27 to 4/15/29	Aaa	9,719,363	9,612,609
7% 1/15/28 to 12/15/28	Aaa	607,591	610,269
7.5% 6/15/27 to 3/15/28	Aaa	1,087,906	1,107,474
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,330,352
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $35,603,398)			35,603,549
Asset-Backed Securities - 0.9%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	199,562
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	511,514
6.4% 12/15/02	Aa2	80,000	80,325
7.03% 11/15/03	Aaa	145,000	146,994
Key Auto Finance Trust:
6.3% 10/15/03	A2	119,184	118,811
6.65% 10/15/03	Baa3	35,600	35,589
Premier Auto Trust 5.59% 2/9/04	Aaa	1,000,000	994,370
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	365,000	374,695
7.5% 11/15/07	A2	200,000	205,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,650,744)			2,666,860
Commercial Mortgage Securities - 1.2%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1: Class D, 7.12% 1/10/13 (f)(h)	Aa1	300,000	299,977
Class E, 7.47% 1/10/13 (f)(h)	Baa1	420,000	419,967
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	216,380
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	532,228
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	534,394
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	$ 500,000	$ 514,375
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (f)(h)	Baa3	500,000	472,656
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	500,000	502,109
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,431,525)			3,492,086
Foreign Government and Government Agency Obligations (i) - 0.3%

Korean Republic yankee 8.75% 4/15/03	Baa2	80,000	83,159
Quebec Province yankee:
6.86% 4/15/26 (e)	A2	250,000	258,815
7.125% 2/9/24	A2	30,000	30,617
7.5% 7/15/23	A2	30,000	31,947
United Mexican States:
8.5% 2/1/06	Baa3	175,000	176,750
9.875% 2/1/10	Baa3	200,000	215,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $779,466)			796,488
Supranational Obligations - 0.2%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	500,000	509,230
Floating Rate Loans - 0.2%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Pollution Control - 0.2%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (h)	Ba3	227,273	215,909
Tranche C term loan 9.6896% 7/21/07 (h)	Ba3	272,727	259,091
TOTAL FLOATING RATE LOANS (Cost $473,884)			475,000
Cash Equivalents - 4.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.53% (c) (Cost $12,120,835)	12,120,835	$ 12,120,835
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $258,647,075)	285,157,973
NET OTHER ASSETS - (0.7)%	(1,996,281)
NET ASSETS - 100%	$ 283,161,692
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,786,554 or 3.1% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	28.1%	AAA, AA, A	25.7%
Baa	6.9%	BBB	6.1%
Ba	1.0%	BB	1.1%
B	3.2%	B	3.1%
Caa	0.3%	CCC	0.6%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $369,927,414 and $411,709,411, respectively, of which long-term U.S. government and government agency obligations aggregated $109,437,705 and $116,914,458, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $30 or 0% of net assets.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,203 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $260,567,181. Net unrealized appreciation aggregated $24,590,792, of which $40,856,766 related to appreciated investment securities and $16,265,974 related to depreciated investment securities.

The fund hereby designates approximately $8,433,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $1,349,000 all of which will expire on December 31, 2008.

A total of 28% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited). The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

A total of 12.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $258,647,075) - See accompanying schedule		$ 285,157,973
Cash		222
Receivable for investments sold		151,819
Receivable for fund shares sold		146,837
Dividends receivable		149,113
Interest receivable		1,595,831
Other receivables		48,649
Total assets		287,250,444
Liabilities
Payable for investments purchased Regular delivery	$ 146,650
Delayed delivery	3,761,079
Payable for fund shares redeemed	36,117
Accrued management fee	100,066
Distribution fees payable	3,187
Other payables and accrued expenses	41,653
Total liabilities		4,088,752
Net Assets		$ 283,161,692
Net Assets consist of:
Paid in capital		$ 249,883,863
Undistributed net investment income		9,715,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,947,964)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,510,508
Net Assets		$ 283,161,692
Initial Class: Net Asset Value, offering price and redemption price per share ($250,801,722 ÷ 17,357,444 shares)		$14.45
Service Class: Net Asset Value, offering price and redemption price per share ($27,562,863 ÷ 1,915,397 shares)		$14.39
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,797,107 ÷ 333,900 shares)		$14.37

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 1,810,449
Interest		9,580,967
Security lending		131
Total income		11,391,547
Expenses
Management fee	$ 1,295,261
Transfer agent fees	199,076
Distribution fees	31,746
Accounting and security lending fees	115,221
Non-interested trustees' compensation	1,040
Custodian fees and expenses	28,396
Audit	27,299
Legal	4,936
Reports to shareholders	99,320
Miscellaneous	892
Total expenses before reductions	1,803,187
Expense reductions	(56,363)	1,746,824
Net investment income		9,644,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,916,735)
Foreign currency transactions	(6,019)	(1,922,754)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(21,476,448)
Assets and liabilities in foreign currencies	(1,497)	(21,477,945)
Net gain (loss)		(23,400,699)
Net increase (decrease) in net assets resulting from operations		$ (13,755,976)
Other information
Expense reductions Direct brokerage arrangements		$ 53,123
Custodian credits		3,240
		$ 56,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 9,644,723	$ 10,132,202
Net realized gain (loss)	(1,922,754)	7,580,954
Change in net unrealized appreciation (depreciation)	(21,477,945)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(13,755,976)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(7,315,617)	(8,692,279)
In excess of net realized gain	(1,053,621)	-
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(37,111,951)	36,165,081
Total increase (decrease) in net assets	(69,263,134)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $9,715,285 and $10,132,202, respectively)	$ 283,161,692	$ 352,424,826
Other Information:	Year ended December 31, 2000		Year ended December 31, 1999
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	1,794,450	$ 26,671,199	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(5,917,870)	(88,897,596)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,977,247)	$ (45,320,343)	1,237,404	$ 18,893,878
Service Class Sold	354,608	$ 5,304,117	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,572	37,189	563,405
Redeemed	(236,923)	(3,533,009)	(43,583)	(679,444)
Net increase (decrease)	218,540	$ 3,254,680	1,101,906	$ 17,271,203
Service Class 2 A Sold	335,010	$ 4,970,459	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(1,490)	(22,328)	-	-
Net increase (decrease)	333,900	$ 4,953,712	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 6,717,143		$ 8,389,449
Service Class		596,231		302,830
Service Class 2 A		2,243		-
Total		$ 7,315,617		$ 8,692,279
In excess of net realized gain Initial Class		$ 967,427		$ -
Service Class		85,871		-
Service Class 2 A		323		-
Total		$ 1,053,621		$ -
		$ 18,395,207		$ 16,171,682

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Income from Investment Operations
Net investment income	.48 D	.45 D	.44 D	.44 D	.33
Net realized and unrealized gain (loss)	(1.15)	.24	2.00	2.22	.78
Total from investment operations	(.67)	.69	2.44	2.66	1.11
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)
From net realized gain	(.35)	(.43)	(.55)	-	(.04)
In excess of net realized gain	(.05)	-	-	-	-
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)
Net asset value, end of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Total Return B, C	(4.30)%	4.55%	17.64%	22.18%	9.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 250,802	$ 325,371	$ 307,681	$ 214,538	$ 103
Ratio of expenses to average net assets	.58%	.57%	.59%	.61%	.72%
Ratio of expenses to average net assets after expense reductions	.56% F	.55% F	.58% F	.60% F	.71% F
Ratio of net investment income to average net assets	3.18%	2.87%	2.94%	3.28%	3.63%
Portfolio turnover rate	126%	108%	94%	98%	163%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(1.14)	.24	1.98	.35
Total from investment operations	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net net realized gain	(.35)	(.43)	(.55)	-
In excess of realized gain	(.05)	-	-	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(4.38)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,563	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.68%	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.66% F	.66% F	.69% F	.71% A
Ratio of net investment income to average net assets	3.08%	2.77%	2.79%	3.43% A
Portfolio turnover rate	126%	108%	94%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income	.40 D
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.35)
Less Distributions
From net investment income	(.47)
From net realized gain	(.35)
In excess of net realized gain	(.05)
Total distributions	(.87)
Net asset value, end of period	$ 14.37
Total Return B, C	(2.37)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,797
Ratio of expenses to average net assets	.85% A
Ratio of expenses to average net assets after expense reductions	.83% A, F
Ratio of net investment income to average net assets	2.91% A
Portfolio turnover rate	126%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class	-6.71%	17.75%	21.16%
S&P 500	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $31,624 - a 216.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Exxon Mobil Corp.	2.5
McDonald's Corp.	2.2
Pfizer, Inc.	2.1
American International Group, Inc.	2.1
Berkshire Hathaway, Inc. Class A	1.8
10.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	24.3
Technology	12.8
Health	11.6
Nondurables	7.3
Energy	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	87.8%
Bonds	2.5%
Short-Term Investments and Net Other Assets	9.7%

* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Will Danoff,
Portfolio Manager
of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2000, the fund outperformed the Standard & Poor's 500 Index, which returned -9.10%.

Q. What factors influenced the fund's performance during the period?

A. Two critical factors were the reversal of the euphoric Internet-stock bubble and the slowing of the global economy. A combination of excessive valuations and weaker demand crushed the technology sector, which had accounted for 35% of the S&P 500 in the early spring. The fund's underweighting in technology relative to both the S&P 500 and its peers worked out well as the fund avoided most of this carnage. As the economy slowed, stocks of economically sensitive companies, such as those in the technology sector, generally performed poorly, while stocks in defensive areas, such as health care, finance and utilities, performed well. The fund was positioned advantageously in finance stocks, but could have benefited further from owning more health care companies.

Q. What was your technology strategy during the period?

A. The fund participated only moderately during the technology rally of late 1999 and early 2000 because I couldn't justify the valuations of most technology stocks. The very best technology companies were selling at extremely high price-to-earnings ratios, often more than 100 times earnings. Then, as the slowing economy hurt profit growth and investors realized that many of the Internet and emerging telecommunications companies had unsustainable or uncompetitive business models, the bubble burst. Overall, the fund's conservative positioning was the major reason for its outperformance relative to the S&P 500.

Q. Why did health stocks fall into favor, and why were you slow to increase the fund's exposure?

A. Health stocks benefited from steady earnings growth from large pharmaceutical companies, improving industry fundamentals in the HMO and hospital industries, and exciting new advances in biotechnology. Also, investors were looking for stable-growth stocks as the economy slowed and technology profits and share prices weakened. I added to the fund's positions in leading drug companies Pfizer and Schering-Plough, both of which enhanced their earnings growth rates during the year. In hindsight, I should have bought more health care stocks, but I found that most of the leading drug companies had major drugs that were losing their patent protection and I wasn't seeing accelerated earnings growth. I should have realized that in a slowing economy, the market would reward companies in industries such as health care, particularly those that were meeting their estimates despite a lack of accelerated earnings growth.

Q. You doubled the fund's exposure to finance stocks during the second half of 2000, from around 12% to just over 24%. Why?

A. Lower interest rates, spurred on by the slowing economy, produced a very favorable environment for finance stocks. Also, the commercial property and casualty insurance industry raised its prices for the first time in 14 years, resulting in an environment of steady demand and decreased capacity for that particular group. As a result, the fund's positions in American International Group, MetLife, Citigroup and Berkshire Hathaway performed well during the period. Other large financial holdings at the end of 2000 were mortgage insurer Fannie Mae, consumer finance leader Household International and super-regional bank Bank One.

Q. Which other stocks performed well? Which were disappointing?

A. The fund's best performer during the period was Waters Corp., a company that sells analytical instruments to biotechnology, pharmaceutical and government laboratories. Disappointments included McDonald's and AT&T, both of which fell short of earnings expectations.

Q. What's your outlook?

A. Continued global economic weakness could very well put a damper on both corporate earnings growth and market appreciation. The Federal Reserve Board was poised to lower interest rates in early 2001 and, while this is a positive sign, it may take a while to see momentum. I remain skeptical of a quick rebound for technology stocks, as valuations are still high and earnings growth will likely remain sluggish until 2002. I'll be looking for companies that are growing, both inside and outside the tech sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2000, more than $9.8 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 87.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.4%
Aerospace & Defense - 1.3%
Boeing Co.	729,700	$ 48,160,200
Bombardier, Inc. Class B (sub. vtg.)	1,014,100	15,659,295
Lockheed Martin Corp.	1,256,340	42,652,743
United Technologies Corp.	231,201	18,178,179
		124,650,417
Ship Building & Repair - 0.1%
General Dynamics Corp.	205,000	15,990,000
TOTAL AEROSPACE & DEFENSE		140,640,417
BASIC INDUSTRIES - 1.5%
Chemicals & Plastics - 1.0%
Hercules, Inc.	343,000	6,538,438
Pharmacia Corp.	1,214,600	74,090,600
Potash Corp. of Saskatchewan	233,800	18,292,916
Spartech Corp.	61,300	1,260,481
		100,182,435
Metals & Mining - 0.1%
Alcoa, Inc.	118,300	3,963,050
Rio Tinto PLC (Reg. D)	273,100	4,802,514
		8,765,564
Paper & Forest Products - 0.4%
Bowater, Inc.	112,400	6,336,550
International Paper Co.	124,500	5,081,156
Kimberly-Clark Corp.	212,500	15,021,625
Pactiv Corp. (a)	66,700	825,413
Weyerhaeuser Co.	185,800	9,429,350
		36,694,094
TOTAL BASIC INDUSTRIES		145,642,093
CONSTRUCTION & REAL ESTATE - 1.1%
Construction - 0.3%
Centex Corp.	56,900	2,137,306
Jacobs Engineering Group, Inc. (a)	278,030	12,841,511
Kaufman & Broad Home Corp.	149,800	5,046,388
Lennar Corp.	218,800	7,931,500
		27,956,705
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	1,176,613
Real Estate Investment Trusts - 0.8%
AMB Property Corp.	207,400	5,353,513
Apartment Investment & Management Co. Class A	181,900	9,083,631
Archstone Communities Trust	74,500	1,918,375
Arden Realty Group, Inc.	31,600	793,950
Avalonbay Communities, Inc.	39,100	1,959,888
Equity Office Properties Trust	893,200	29,140,650

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	400,700	$ 22,163,719
Glenborough Realty Trust, Inc.	213,600	3,711,300
		74,125,026
TOTAL CONSTRUCTION & REAL ESTATE		103,258,344
DURABLES - 2.6%
Autos, Tires, & Accessories - 1.5%
Danaher Corp.	955,722	65,347,492
Midas, Inc.	246,400	2,941,400
SPX Corp. (a)	737,131	79,748,360
		148,037,252
Consumer Durables - 0.6%
Blyth, Inc.	69,000	1,664,625
Minnesota Mining & Manufacturing Co.	436,100	52,550,050
		54,214,675
Consumer Electronics - 0.2%
Harman International Industries, Inc.	669,200	24,425,800
Home Furnishings - 0.0%
The Bombay Company, Inc. (a)	159,800	309,613
Textiles & Apparel - 0.3%
Coach, Inc.	45,700	1,313,875
Delta Apparel, Inc.	8,870	119,191
Delta Woodside Industries	88,700	105,331
Duck Head Apparel Co., Inc. (a)	8,870	12,751
Jones Apparel Group, Inc. (a)	248,100	7,985,719
Mohawk Industries, Inc. (a)	148,620	4,068,473
Reebok International Ltd. (a)	407,500	11,141,050
		24,746,390
TOTAL DURABLES		251,733,730
ENERGY - 7.1%
Energy Services - 0.3%
Baker Hughes, Inc.	109,800	4,563,563
Global Marine, Inc. (a)	13,700	388,738
Hanover Compressor Co. (a)	156,800	6,987,400
Noble Drilling Corp. (a)	62,600	2,719,188
Schlumberger Ltd. (NY Shares)	229,700	18,361,644
Smith International, Inc. (a)	4,300	320,619
		33,341,152
Oil & Gas - 6.8%
Alberta Energy Co. Ltd.	2,040,590	97,728,363
BP Amoco PLC sponsored ADR	2,826,432	135,315,432
Burlington Resources, Inc.	769,090	38,839,045
Canadian Natural Resources Ltd. (a)	511,370	14,155,453
Conoco, Inc. Class B	411,700	11,913,569
EOG Resources, Inc.	140,540	7,685,781
Exxon Mobil Corp.	2,879,171	250,307,896
Nexen, Inc.	373,120	9,208,538
Noble Affiliates, Inc.	356,600	16,403,600
Royal Dutch Petroleum Co. (NY Shares)	288,000	17,442,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Suncor Energy, Inc.	1,519,940	$ 38,829,844
Tosco Corp.	385,600	13,086,300
TotalFinaElf SA sponsored ADR	148,023	10,759,422
Westport Resources Corp. (a)	306,700	6,728,231
		668,403,474
TOTAL ENERGY		701,744,626
FINANCE - 24.3%
Banks - 4.6%
Australia & New Zealand Banking Group Ltd.	973,561	7,820,992
Bank of New York Co., Inc.	363,000	20,033,063
Bank One Corp.	3,040,600	111,361,975
Capital One Financial Corp.	523,800	34,472,588
Commerce Bancorp, Inc.	223,100	15,254,463
Compass Bancshares, Inc.	54,600	1,303,575
Fifth Third Bancorp	655,580	39,170,905
Firstar Corp.	1,454,600	33,819,450
M&T Bank Corp.	596,700	40,575,600
Mellon Financial Corp.	392,380	19,300,191
Mercantile Bankshares Corp.	29,200	1,261,075
North Fork Bancorp, Inc.	83,300	2,046,056
Northern Trust Corp.	132,100	10,774,406
Royal Bank of Scotland Group PLC	1,324,573	31,281,243
SouthTrust Corp.	247,100	10,053,881
Synovus Finanical Corp.	71,200	1,917,950
U.S. Bancorp	471,200	13,753,150
Wells Fargo & Co.	1,089,700	60,682,669
Zions Bancorp	15,900	992,756
		455,875,988
Credit & Other Finance - 3.6%
American Express Co.	1,515,200	83,241,300
Citigroup, Inc.	2,951,515	150,711,735
Concord EFS, Inc. (a)	299,000	13,137,313
Household International, Inc.	1,520,300	83,616,500
Indymac Bancorp, Inc.	19,600	578,200
MBNA Corp.	717,700	26,510,044
		357,795,092
Federal Sponsored Credit - 2.4%
Fannie Mae	1,932,100	167,609,675
Freddie Mac	511,500	35,229,563
USA Education, Inc.	422,800	28,750,400
		231,589,638
Insurance - 11.6%
ACE Ltd.	253,200	10,745,175
Aetna, Inc. (a)	307,500	12,626,719
AFLAC, Inc.	348,400	25,150,125
Allstate Corp.	1,191,400	51,900,363
AMBAC Financial Group, Inc.	208,300	12,146,494

	Shares	Value (Note 1)
American International Group, Inc.	2,115,384	$ 208,497,536
Berkshire Hathaway, Inc. Class A (a)	2,455	174,305,000
Canada Life Financial Corp.	293,400	8,190,228
CIGNA Corp.	468,670	62,005,041
Conseco, Inc.	391,400	5,161,588
Everest Re Group Ltd.	386,880	27,710,280
Hartford Financial Services Group, Inc.	512,300	36,181,188
Jefferson-Pilot Corp.	293,100	21,909,225
John Hancock Financial Services, Inc.	611,300	23,000,163
Manulife Financial Corp.	672,400	21,057,351
Marsh & McLennan Companies, Inc.	220,775	25,830,675
MBIA, Inc.	72,900	5,403,713
MetLife, Inc.	3,458,700	121,054,500
MGIC Investment Corp.	60,700	4,093,456
Old Republic International Corp.	281,100	8,995,200
PartnerRe Ltd.	182,900	11,156,900
Progressive Corp.	81,700	8,466,163
RenaissanceRe Holdings Ltd.	187,030	14,646,787
SAFECO Corp.	40,900	1,344,588
Sun Life Financial Services Canada, Inc.	1,138,900	30,386,873
The Chubb Corp.	805,114	69,642,361
The St. Paul Companies, Inc.	1,283,700	69,720,956
Torchmark Corp.	45,200	1,737,375
XL Capital Ltd. Class A	722,000	63,084,750
Zenith National Insurance Corp.	127,700	3,751,188
		1,139,901,961
Savings & Loans - 0.8%
Astoria Financial Corp.	127,300	6,913,981
Golden West Financial Corp.	953,300	64,347,750
TCF Financial Corp.	39,900	1,778,044
Washington Mutual, Inc.	87,700	4,653,581
		77,693,356
Securities Industry - 1.3%
Daiwa Securities Group, Inc.	4,615,000	48,139,331
Franco Nevada Mining Corp. Ltd.	1,888,564	21,541,118
Nikko Securities Co. Ltd.	3,637,000	28,143,264
Nomura Securities Co. Ltd.	1,913,000	34,372,783
		132,196,496
TOTAL FINANCE		2,395,052,531
HEALTH - 11.6%
Drugs & Pharmaceuticals - 7.2%
Adolor Corp.	19,300	424,600
Allergan, Inc.	180,800	17,503,700
ALZA Corp. (a)	172,900	7,348,250
AstraZeneca PLC sponsored ADR	960,000	49,440,000
Elan Corp. PLC sponsored ADR (a)	1,406,200	65,827,738
Eli Lilly & Co.	599,782	55,817,212
Forest Laboratories, Inc. (a)	65,400	8,690,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Glaxo Wellcome PLC sponsored ADR	109,930	$ 6,156,080
Immunex Corp. (a)	1,129,170	45,872,531
Merck & Co., Inc.	582,400	54,527,200
Novartis AG sponsored ADR	238,700	10,681,825
OSI Pharmaceuticals, Inc. (a)	77,500	6,209,688
Pfizer, Inc.	4,581,675	210,757,050
Schering-Plough Corp.	2,556,300	145,070,025
Serono SA sponsored ADR (a)	818,700	19,597,631
Sigma-Aldrich Corp.	9,700	381,331
Titan Pharmaceuticals, Inc. (a)	3,000	106,110
		704,410,996
Medical Equipment & Supplies - 2.2%
AmeriSource Health Corp. Class A (a)	218,700	11,044,350
Apogent Technologies, Inc.	52,800	1,082,400
Becton, Dickinson & Co.	175,600	6,080,150
Biomet, Inc.	199,000	7,897,813
Cardinal Health, Inc.	252,100	25,115,463
Disetronic Holding AG	5,155	4,620,092
Guidant Corp. (a)	53,000	2,858,688
Johnson & Johnson	30,500	3,204,406
McKesson HBOC, Inc.	346,600	12,439,474
Medtronic, Inc.	1,301,800	78,596,175
MiniMed, Inc. (a)	331,600	13,937,562
Patterson Dental Co. (a)	1,069,200	36,219,150
Stryker Corp.	20,100	1,016,859
Sybron Dental Specialties, Inc. (a)	133,633	2,255,057
Varian Medical Systems, Inc. (a)	164,300	11,162,131
		217,529,770
Medical Facilities Management - 2.2%
Community Health Systems, Inc. (a)	436,600	15,281,000
HCA - The Healthcare Co.	848,916	37,360,793
Health Management Associates, Inc. Class A (a)	1,375,500	28,541,625
HEALTHSOUTH Corp. (a)	1,221,400	19,924,088
Manor Care, Inc. (a)	173,600	3,580,500
Oxford Health Plans, Inc. (a)	476,700	18,829,650
Specialty Laboratories, Inc. (a)	3,900	129,188
Tenet Healthcare Corp.	576,500	25,618,219
UnitedHealth Group, Inc.	783,800	48,105,725
Wellpoint Health Networks, Inc. (a)	178,320	20,551,380
		217,922,168
TOTAL HEALTH		1,139,862,934

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Electrical Equipment - 0.1%
Allen Telecom, Inc. (a)	89,600	$ 1,607,200
Emerson Electric Co.	141,500	11,151,969
		12,759,169
Industrial Machinery & Equipment - 0.4%
Exide Corp.	100	763
Graco, Inc.	3,100	128,263
Mettler-Toledo International, Inc. (a)	164,500	8,944,688
Tyco International Ltd.	497,400	27,605,700
		36,679,414
Pollution Control - 0.1%
Waste Management, Inc.	433,500	12,029,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		61,468,208
MEDIA & LEISURE - 6.3%
Broadcasting - 0.3%
E.W. Scripps Co. Class A	25,800	1,622,175
Infinity Broadcasting Corp. Class A (a)	973,360	27,193,245
		28,815,420
Entertainment - 2.2%
Bally Total Fitness Holding Corp. (a)	13,000	440,375
MGM Mirage, Inc.	789,100	22,242,756
Park Place Entertainment Corp. (a)	1,165,300	13,910,769
Six Flags, Inc. (a)	397,500	6,832,031
Viacom, Inc.:
Class A (a)	189,150	8,890,050
Class B (non-vtg.) (a)	3,466,781	162,072,012
Walt Disney Co.	127,610	3,692,714
		218,080,707
Leisure Durables & Toys - 0.4%
Brunswick Corp.	298,200	4,901,663
Callaway Golf Co.	279,100	5,198,238
Harley-Davidson, Inc.	316,300	12,572,925
Mattel, Inc.	764,100	11,033,604
		33,706,430
Lodging & Gaming - 0.2%
International Game Technology (a)	80,900	3,883,200
Marriott International, Inc. Class A	9,700	409,825
Starwood Hotels & Resorts Worldwide, Inc. unit	553,400	19,507,350
		23,800,375
Publishing - 0.5%
McGraw-Hill Companies, Inc.	110,600	6,483,925
Reader's Digest Association, Inc. Class A (non-vtg.)	787,040	30,792,940
Scholastic Corp. (a)	167,700	14,862,413
		52,139,278
Restaurants - 2.7%
Brinker International, Inc. (a)	194,000	8,196,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
CBRL Group, Inc.	315,100	$ 5,730,881
CEC Entertainment, Inc. (a)	159,900	5,456,588
Cheesecake Factory, Inc. (a)	57,100	2,191,213
Darden Restaurants, Inc.	108,800	2,488,800
McDonald's Corp.	6,256,900	212,734,600
P.F. Chang's China Bistro, Inc. (a)	183,800	5,778,213
PJ America, Inc. (a)(c)	581,700	3,235,706
Ryan's Family Steak Houses, Inc. (a)	188,500	1,778,969
Starbucks Corp. (a)	111,500	4,933,875
Wendy's International, Inc.	289,000	7,586,250
		260,111,595
TOTAL MEDIA & LEISURE		616,653,805
NONDURABLES - 7.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	791,100	35,995,050
Diageo PLC	2,075,123	23,233,077
Pepsi Bottling Group, Inc.	341,000	13,618,688
The Coca-Cola Co.	780,910	47,586,703
		120,433,518
Foods - 2.5%
Earthgrains Co.	725,600	13,423,600
Keebler Foods Co.	68,500	2,838,469
Nestle SA (Reg.)	14,411	33,786,256
Numico NV	375,938	18,980,553
PepsiCo, Inc.	1,611,100	79,850,144
Quaker Oats Co.	585,800	57,042,275
Sysco Corp.	723,200	21,696,000
Wm. Wrigley Jr. Co.	207,200	19,852,350
		247,469,647
Household Products - 3.6%
Avon Products, Inc.	1,922,140	92,022,453
Colgate-Palmolive Co.	2,052,300	132,475,965
Estee Lauder Companies, Inc. Class A	231,100	10,125,069
Gillette Co.	1,018,600	36,796,925
Procter & Gamble Co.	963,400	75,566,688
		346,987,100
TOTAL NONDURABLES		714,890,265
PRECIOUS METALS - 0.0%
Stillwater Mining Co. (a)	60,270	2,371,625
RETAIL & WHOLESALE - 5.0%
Apparel Stores - 1.2%
Charming Shoppes, Inc. (a)	1,965,800	11,794,800
Footstar, Inc. (a)	196,600	9,731,700
Gap, Inc.	523,700	13,354,350
Gymboree Corp. (a)	379,500	5,265,563

	Shares	Value (Note 1)
Talbots, Inc.	831,800	$ 37,950,875
The Limited, Inc.	476,300	8,126,869
TJX Companies, Inc.	1,259,600	34,953,900
		121,178,057
Drug Stores - 2.3%
CVS Corp.	2,630,402	157,659,720
Walgreen Co.	1,661,900	69,488,194
		227,147,914
General Merchandise Stores - 0.4%
Dollar Tree Stores, Inc. (a)	41,650	1,020,425
Kohls Corp. (a)	552,800	33,720,800
Stein Mart, Inc. (a)	613,900	7,136,588
		41,877,813
Grocery Stores - 0.4%
Fleming Companies, Inc.	188,711	2,229,149
Iceland Group PLC	1,701,940	8,176,847
Krispy Kreme Doughnuts, Inc.	16,200	1,344,600
Loblaw Companies Ltd.	125,740	4,235,506
Safeway PLC	1,682,914	7,511,640
Tesco PLC	2,888,600	11,761,258
		35,259,000
Retail & Wholesale, Miscellaneous - 0.7%
Bed Bath & Beyond, Inc. (a)	1,799,000	40,252,625
Home Depot, Inc.	500,840	22,882,128
		63,134,753
TOTAL RETAIL & WHOLESALE		488,597,537
SERVICES - 0.6%
Advertising - 0.0%
Getty Images, Inc. (a)	14,200	454,400
Educational Services - 0.1%
Career Education Corp. (a)	9,800	383,425
Corinthian Colleges, Inc. (a)	94,200	3,573,713
Devry, Inc. (a)	123,400	4,658,350
University of Phoenix Online Class A (a)	45,600	2,242,950
		10,858,438
Leasing & Rental - 0.1%
GATX Corp.	196,100	9,780,488
Services - 0.4%
Administaff, Inc. (a)	38,100	1,036,320
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	1,438,500
DigitalThink, Inc.	25,900	441,919
Dun & Bradstreet Corp. (a)	34,800	900,450
Ecolab, Inc.	242,200	10,460,013
Moody's Corp.	7,100	182,381
National Processing, Inc. (a)	47,500	807,500
Professional Detailing, Inc. (a)	9,500	1,004,773
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Robert Half International, Inc. (a)	838,100	$ 22,209,650
Watson Wyatt & Co. Holdings	4,900	115,150
		38,596,656
TOTAL SERVICES		59,689,982
TECHNOLOGY - 12.8%
Communications Equipment - 3.1%
American Tower Corp. Class A (a)	2,725,750	103,237,781
CIENA Corp. (a)	521,500	42,371,875
Cisco Systems, Inc. (a)	3,970,828	151,884,171
Comverse Technology, Inc. (a)	19,500	2,118,188
Nokia AB sponsored ADR	68,100	2,962,350
Plantronics, Inc. (a)	142,600	6,702,200
		309,276,565
Computer Services & Software - 5.8%
Acxiom Corp. (a)	163,700	6,374,069
Adobe Systems, Inc.	1,991,300	115,868,769
Aether Systems, Inc. (a)	20,600	805,975
Affiliated Computer Services, Inc. Class A (a)	196,800	11,943,300
Ariba, Inc. (a)	373,800	20,045,025
Automatic Data Processing, Inc.	1,730,500	109,562,281
BEA Systems, Inc. (a)	706,394	47,549,146
Check Point Software Technologies Ltd. (a)	38,900	5,195,581
Documentum, Inc. (a)	107,500	5,341,406
First Data Corp.	493,800	26,017,088
i2 Technologies, Inc. (a)	46,100	2,506,688
IMS Health, Inc.	310,000	8,370,000
Informatica Corp. (a)	157,200	6,219,225
J.D. Edwards & Co. (a)	162,350	2,891,859
Keane, Inc. (a)	21,300	207,675
Manugistics Group, Inc. (a)	921,100	52,502,700
Mentor Graphics Corp. (a)	160,800	4,411,950
National Data Corp.	7,800	285,675
Netegrity, Inc. (a)	321,900	17,503,313
NetIQ Corp. (a)	233,200	20,375,850
Oracle Corp. (a)	139,810	4,063,228
Peregrine Systems, Inc. (a)	50,000	987,500
Polycom, Inc. (a)	186,900	6,015,844
Rational Software Corp. (a)	996,300	38,793,431
Siebel Systems, Inc. (a)	83,900	5,673,738
SmartForce PLC sponsored ADR (a)	29,400	1,104,338
Sonus Networks, Inc.	200,497	5,062,549
SunGard Data Systems, Inc. (a)	349,200	16,456,050
The BISYS Group, Inc. (a)	241,800	12,603,825

	Shares	Value (Note 1)
VeriSign, Inc. (a)	80	$ 5,935
VERITAS Software Corp. (a)	145,262	12,710,425
		567,454,438
Computers & Office Equipment - 2.8%
Brocade Communications Systems, Inc. (a)	1,325,300	121,679,106
Computer Network Technology Corp. (a)	137,200	3,953,075
Diebold, Inc.	140,200	4,679,175
EMC Corp. (a)	48,300	3,211,950
Juniper Networks, Inc. (a)	366,000	46,138,875
Network Appliance, Inc. (a)	4,900	314,519
Sun Microsystems, Inc. (a)	2,470,400	68,862,400
Symbol Technologies, Inc.	824,760	29,691,360
		278,530,460
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	75,020	4,107,345
Ixia (a)	12,700	290,513
Novellus Systems, Inc. (a)	136,800	4,916,250
Teradyne, Inc. (a)	103,100	3,840,475
Thermo Electron Corp. (a)	1,192,932	35,489,727
TriPath Imaging, Inc. (a)	9,700	84,875
Waters Corp. (a)	498,000	41,583,000
		90,312,185
Electronics - 0.2%
Cirrus Logic, Inc. (a)	473,800	8,883,750
Elantec Semiconductor, Inc. (a)	56,400	1,565,100
Integrated Device Technology, Inc. (a)	14,200	470,375
Intersil Holding Corp. Class A	150,900	3,461,269
Solectron Corp. (a)	28,900	979,710
		15,360,204
TOTAL TECHNOLOGY		1,260,933,852
TRANSPORTATION - 2.2%
Air Transportation - 1.0%
Continental Airlines, Inc. Class B (a)	331,700	17,124,013
Ryanair Holdings PLC sponsored ADR (a)	521,110	29,019,313
Southwest Airlines Co.	1,715,587	57,523,632
		103,666,958
Railroads - 0.2%
Canadian National Railway Co.	93,500	2,765,959
Canadian Pacific Ltd.	256,500	7,314,151
CSX Corp.	16,200	420,188
Union Pacific Corp.	118,400	6,008,800
		16,509,098
Trucking & Freight - 1.0%
C.H. Robinson Worldwide, Inc.	910,100	28,611,269
Exel PLC	1,855,280	26,310,839
Expeditors International of Washington, Inc.	431,650	23,174,209
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - continued
M.S. Carriers, Inc. (a)	3,800	$ 124,450
Swift Transportation Co., Inc. (a)	1,010,400	20,018,550
		98,239,317
TOTAL TRANSPORTATION		218,415,373
UTILITIES - 2.8%
Cellular - 0.3%
AT&T Corp. - Wireless Group	746,700	12,927,244
Nextel Communications, Inc. Class A (a)	102,200	2,529,450
NTT DoCoMo, Inc.	933	16,070,736
Sonera Corp.	238,900	4,343,115
		35,870,545
Electric Utility - 2.0%
AES Corp. (a)	430,560	23,842,260
Ameren Corp.	39,000	1,806,188
American Electric Power Co., Inc.	453,120	21,070,080
Cinergy Corp.	54,500	1,914,313
Dominion Resources, Inc.	500	33,500
Duke Energy Corp.	295,500	25,191,375
Entergy Corp.	140,270	5,935,174
Exelon Corp.	486,700	34,171,207
FPL Group, Inc.	303,200	21,754,600
GPU, Inc.	140,300	5,164,794
National Grid Group PLC	1,159,900	10,536,170
NiSource, Inc.	147,300	4,529,475
Progress Energy, Inc.	143,600	7,063,325
Public Service Enterprise Group, Inc.	34,200	1,662,975
Southern Co.	784,590	26,087,618
Utilicorp United, Inc.	171,200	5,307,200
Wisconsin Energy Corp.	13,200	297,825
		196,368,079
Gas - 0.3%
Dynegy, Inc. Class A	294,442	16,507,155
Enron Corp.	89,200	7,414,750
Sempra Energy	60,500	1,406,625
Westcoast Energy, Inc.	32,300	779,923
		26,108,453
Telephone Services - 0.2%
BellSouth Corp.	212,700	8,707,406
KPNQwest NV (a)	288,000	5,454,000
Qwest Communications International, Inc. (a)	189,439	7,766,999
		21,928,405
TOTAL UTILITIES		280,275,482
TOTAL COMMON STOCKS (Cost $7,095,091,997)		8,581,230,804
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (f)	Value (Note 1)
FINANCE - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (d) (Cost $798,761)	-	GBP	704,573	$ 872,983
U.S. Treasury Obligations - 2.6%

U.S. Treasury Bills, yield at date of purchase 5.97% to 6.2% 1/11/01 to 3/1/01 (e)	-		5,200,000	5,174,202
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa		22,500,000	22,310,100
6.125% 11/15/27	Aaa		63,000,000	67,735,080
6.375% 8/15/27	Aaa		66,000,000	73,095,000
6.5% 11/15/26	Aaa		20,000,000	22,462,400
6.75% 8/15/26	Aaa		9,900,000	11,456,181
6.875% 8/15/25	Aaa		36,500,000	42,699,160
7.625% 2/15/25	Aaa		9,500,000	12,042,770
TOTAL U.S. TREASURY OBLIGATIONS (Cost $239,068,582)				256,974,893
Cash Equivalents - 10.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	962,133,447	962,133,447
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	60,116,350	60,116,350
TOTAL CASH EQUIVALENTS (Cost $1,022,249,797)		1,022,249,797
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $8,357,209,137)		9,861,328,477
NET OTHER ASSETS - (0.2)%		(17,223,328)
NET ASSETS - 100%		$ 9,844,105,149
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
177 S&P 500 Stock Index Contracts	March 2001	$ 59,073,750	$ (458,688)

The face value of futures purchased as a percentage of net assets - 0.6%
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ 14,233,121	$ -	$ -
PJ America, Inc.	-	-	-	3,235,706
TOTALS	$ -	$ 14,233,121	$ -	$ 3,235,706
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $2,977,123.
(f) Principal amounts are stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $16,356,927,770 and $16,251,368,358, respectively, of which long-term U.S. government and government obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,066,432,211 and $1,022,745,140, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $776,911 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $57,623,819. The fund received cash collateral of $60,116,350 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
United Kingdom	3.2
Canada	3.0
Japan	1.3
Ireland	1.0
Others (individually less than 1%)	2.4
100.0%
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $8,451,680,345. Net unrealized appreciation aggregated $1,409,648,132, of which $1,737,634,466 related to appreciated investment securities and $327,986,334 related to depreciated investment securities.

The fund hereby designates approximately $893,502,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $8,357,209,137) - See accompanying schedule		$ 9,861,328,477
Cash		1,570,305
Foreign currency held at value (cost $466,283)		481,634
Receivable for investments sold		70,818,949
Receivable for fund shares sold		4,091,178
Dividends receivable		4,554,019
Interest receivable		9,965,096
Other receivables		957,321
Total assets		9,953,766,979
Liabilities
Payable for investments purchased	$ 35,043,513
Payable for fund shares redeemed	9,148,016
Accrued management fee	4,655,164
Distribution fees payable	116,793
Payable for daily variation on futures contracts	702,159
Other payables and accrued expenses	349,514
Collateral on securities loaned, at value	60,116,350
Total liabilities		110,131,509
Net Assets		$ 9,843,635,470
Net Assets consist of:
Paid in capital		$ 8,146,007,632
Undistributed net investment income		67,012,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		126,987,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,503,627,659
Net Assets		$ 9,843,635,470
Initial Class: Net Asset Value, offering price and redemption price per share ($8,516,463,560 ÷ 358,659,377 shares)		$23.75
Service Class: Net Asset Value, offering price and redemption price per share ($1,245,221,785 ÷ 52,598,283 shares)		$23.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($81,950,125 ÷ 3,466,103 shares)		$23.64

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 57,763,028
Interest		73,495,950
Security lending		2,129,917
Total income		133,388,895
Expenses
Management fee	$ 57,891,721
Transfer agent fees	6,603,056
Distribution fees	1,153,036
Accounting and security lending fees	898,738
Non-interested trustees' compensation	33,997
Custodian fees and expenses	549,586
Registration fees	43,475
Audit	57,874
Legal	78,894
Miscellaneous	297,080
Total expenses before reductions	67,607,457
Expense reductions	(2,536,189)	65,071,268
Net investment income		68,317,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($6,736,275) on sales of investments in affiliated issuers)	209,183,963
Foreign currency transactions	(152,560)
Futures contracts	(4,181,856)	204,849,547
Change in net unrealized appreciation (depreciation) on:
Investment securities	(961,770,464)
Assets and liabilities in foreign currencies	(31,647)
Futures contracts	(468,165)	(962,270,276)
Net gain (loss)		(757,420,729)
Net increase (decrease) in net assets resulting from operations		$ (689,103,102)
Other Information Expense reductions Directed brokerage arrangements		$ 2,524,248
Custodian credits		11,941
		$ 2,536,189

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 68,317,627	$ 37,064,074
Net realized gain (loss)	204,849,547	1,238,554,251
Change in net unrealized appreciation (depreciation)	(962,270,276)	533,893,873
Net increase (decrease) in net assets resulting from operations	(689,103,102)	1,809,512,198
Distributions to shareholders From net investment income	(35,814,293)	(32,779,255)
From net realized gain	(1,235,476,968)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	2,023,685,153	1,702,847,259
Total increase (decrease) in net assets	63,290,790	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $67,012,238 and $34,775,260, respectively)	$ 9,843,635,470	$ 9,780,344,680

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	53,448,851	$ 1,355,965,735	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(49,325,329)	(1,240,820,402)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	49,776,856	$ 1,277,022,677	47,451,606	$ 1,182,789,864
Service Class Sold	24,126,050	$ 612,579,539	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,237	291,308	6,968,091
Redeemed	(2,471,479)	(61,156,455)	(669,866)	(17,161,230)
Net increase (decrease)	25,960,446	$ 660,792,321	20,390,180	$ 520,057,395
Service Class 2 A Sold	3,591,561	$ 88,871,209
Reinvested	1,759	44,679
Redeemed	(127,217)	(3,045,733)
Net increase (decrease)	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 32,731,929		$ 31,943,084
Service Class		3,081,105		836,171
Service Class 2 A		1,259		-
Total		$ 35,814,293		$ 32,779,255
From net realized gain Initial Class		$ 1,129,145,416		$ 234,249,282
Service Class		106,288,132		6,131,920
Service Class 2 A		43,420		-
Total		$ 1,235,476,968		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Income from Investment Operations
Net investment income	.17 D	.12 D	.13 D	.16 D	.14
Net realized and unrealized gain (loss)	(1.84)	5.59	5.54	3.73	2.76
Total from investment operations	(1.67)	5.71	5.67	3.89	2.90
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	(.37)	(.13)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)
Net asset value, end of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Total Return B, C	(6.58)%	24.25%	29.98%	24.14%	21.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103
Ratio of expenses to average net assets	.66%	.67%	.70%	.71%	.74%
Ratio of expenses to average net assets after expense reductions	.63% F	.65% F	.66% F	.68% F	.71% F
Ratio of net investment income to average net assets	.69%	.48%	.62%	.90%	1.33%
Portfolio turnover rate	177%	172%	201%	142%	178%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income D	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C	(6.71)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76%	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.59%	.37%	.53%	1.14% A
Portfolio turnover rate	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.93)
Total from investment operations	(.83)
Less Distributions
From net investment income	(.11) G
From net realized gain	(3.62) G
Total distributions	(3.73)
Net asset value, end of period	$ 23.64
Total Return B, C	(3.86)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 81,950
Ratio of expenses to average net assets	.92% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income to average net assets	.43% A
Portfolio turnover rate	177%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class share will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
RJ Reynolds Tobacco Holdings, Inc.	8.4
Nokia AB sponsored ADR	6.4
Philip Morris Companies, Inc.	5.0
Juniper Networks, Inc.	5.0
Redback Networks, Inc.	3.6
28.4
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	42.9
Health	17.9
Nondurables	17.0
Finance	8.6
Industrial Machinery & Equipment	4.2
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	99.9%
Short-Term Investments and Net Other Assets	0.1%

* Foreign investments	8.7%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. From its inception on September 25, 2000, through December 31, 2000, the fund's return fell short of its benchmark, the Standard & Poor's 500 Index, which returned -7.98% during the same time frame.

Q. What factors caused the fund to underperform its index during the brief period?

A. Overweighting the technology sector, which suffered a sharp decline in prices during the fourth quarter of 2000, was the biggest factor affecting the fund's relative performance. Technology stocks were hurt by continued slowing in the domestic economy, a series of reports suggesting weaker corporate earnings growth, unforeseen oversupply in several industries such as semiconductors, and uncertainty surrounding the U.S. presidential election. However, my stock selection within the tech sector was relatively favorable. Not owning several underperforming first-tier technology names included in the index, such as Cisco Systems, Sun Microsystems and Microsoft, benefited the fund. But the gains made by those positive decisions were offset to some degree by my emphasis on emerging networking, data storage and wireless equipment manufacturers, such as Brocade Communications, Juniper Networks and BEA Systems, which held back performance as their stocks fell despite their fast growth rates. All told, stock selection in technology was roughly on par with the benchmark, but overweighting the sector dragged down the fund's return. Overall performance also was hurt by unfavorable stock selection relative to the index in the media and leisure, industrial equipment and health sectors.

Q. What strategies worked out well for the fund?

A. The fund's performance got a significant boost from my decision to overweight nondurables. Our large positions in Philip Morris and RJ Reynolds enhanced returns, as both rose briskly in the period after a long period of underperformance for both stocks. I couldn't ignore the positive fundamentals of tobacco stocks given their double-digit dividend yields, stock repurchase plans, free cash flow generation, and the possibility of potentially less onerous tobacco litigation going forward with a Republican presidency. An additional boost to performance came from my decision to remain underweighted in telephone utilities, a sector that generally was hurt by depleted pricing power.

Q. What stocks performed well?

A. Shares of Quintiles Transnational, a provider of information, technology and services to the pharmaceutical industry, performed well on positive sentiment surrounding its acquisition of Pharmacia's Stockholm clinical drug development unit. Smokeless tobacco and wine manufacturer UST performed well as a result of a new strategic business plan to accelerate earnings and the favorable outlook of a Republican presidency, which was seen as a positive influence on the tobacco industry. Similarly, the stock price of tobacco dealer DIMON hit a 52-week high in late December after it acquired the owner of its facilities in Greece.

Q. What stocks disappointed?

A. Shares of Internet security provider VeriSign, which benefits from the registration of existing domain names ending in .com, .org and .net, suffered from a decision by the Internet Corporation for Assigned Names and Numbers to add seven more domain names in 2001 - a move expected to increase competition for the company. I sold our entire position in the stock during the period. Elsewhere, global satellite television provider EchoStar, a significant competitor to cable TV, suffered from general weakness in the emerging telecommunications/media industry.

Q. Can you describe your investment strategy for this fund?

A. I look for companies with improving fundamentals, strong cash flow, increasing revenues and sustainable earnings growth rates, but with reasonable valuations. Most of the stocks owned by the fund will have market capitalizations - meaning the total value of all the outstanding shares of company stock - greater than $200 million. Most stocks also will be involved in a type of business that could act as a catalyst to propel stock performance during the course of the next six to 18 months. I utilize a bottom-up investment approach that stresses research and frequent company contact.

Q. What's your outlook?

A. I expect the market volatility to continue, as various equity sectors vie for market leadership. Within this investment climate, I think it will be difficult to outperform the S&P 500 index by simply owning a majority of technology stocks. Rather, I believe it will take a balanced mix of growth stocks of companies with strong fundamentals and consistent earnings growth across a variety of sectors to outperform the benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital appreciation

Start date: September 25, 2000

Size: as of December 31, 2000, more than
$2 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	100	$ 4,831
PPG Industries, Inc.	100	4,631
		9,462
DURABLES - 1.7%
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	100	12,050
Consumer Electronics - 1.0%
Gemstar-TV Guide International, Inc. (a)	600	27,675
Textiles & Apparel - 0.2%
Coach, Inc.	200	5,750
TOTAL DURABLES		45,475
FINANCE - 8.6%
Federal Sponsored Credit - 1.5%
Fannie Mae	200	17,350
Freddie Mac	300	20,663
		38,013
Insurance - 0.9%
XL Capital Ltd. Class A	260	22,718
Securities Industry - 6.2%
Charles Schwab Corp.	1,990	56,466
Merrill Lynch & Co., Inc.	820	55,914
Morgan Stanley Dean Witter & Co.	630	49,928
		162,308
TOTAL FINANCE		223,039
HEALTH - 17.9%
Drugs & Pharmaceuticals - 16.5%
Bristol-Myers Squibb Co.	530	39,187
Eli Lilly & Co.	170	15,821
Human Genome Sciences, Inc. (a)	650	45,053
Immunex Corp. (a)	1,900	77,188
Medarex, Inc. (a)	730	29,748
Medimmune, Inc. (a)	925	44,111
Merck & Co., Inc.	520	48,685
Millennium Pharmaceuticals, Inc. (a)	550	34,031
Quintiles Transnational Corp. (a)	3,600	75,375
Schering-Plough Corp.	380	21,565
		430,764
Medical Equipment & Supplies - 0.8%
Cardinal Health, Inc.	200	19,925
Medical Facilities Management - 0.6%
HEALTHSOUTH Corp. (a)	1,000	16,313
TOTAL HEALTH		467,002

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
Electrical Equipment - 4.0%
General Electric Co.	1,040	$ 49,855
Scientific-Atlanta, Inc.	1,620	52,751
		102,606
Pollution Control - 0.2%
Waste Management, Inc.	200	5,550
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		108,156
MEDIA & LEISURE - 3.2%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	1,990	45,273
Sirius Satellite Radio, Inc. (a)	600	17,963
		63,236
Entertainment - 0.8%
Celtic PLC (a)	5,170	13,352
Mandalay Resort Group (a)	350	7,678
		21,030
TOTAL MEDIA & LEISURE		84,266
NONDURABLES - 17.0%
Household Products - 0.2%
Colgate-Palmolive Co.	100	6,455
Tobacco - 16.8%
DIMON, Inc.	3,200	17,600
Philip Morris Companies, Inc.	2,970	130,680
RJ Reynolds Tobacco Holdings, Inc.	4,480	218,393
UST, Inc.	2,540	71,279
		437,952
TOTAL NONDURABLES		444,407
RETAIL & WHOLESALE - 3.1%
Apparel Stores - 1.0%
AnnTaylor Stores Corp. (a)	1,000	24,938
Drug Stores - 0.4%
Walgreen Co.	250	10,453
Retail & Wholesale, Miscellaneous - 1.7%
Bed Bath & Beyond, Inc. (a)	1,500	33,563
Staples, Inc. (a)	900	10,631
		44,194
TOTAL RETAIL & WHOLESALE		79,585
TECHNOLOGY - 42.9%
Communications Equipment - 10.5%
CIENA Corp. (a)	930	75,563
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	600	$ 31,687
Nokia AB sponsored ADR	3,800	165,300
		272,550
Computer Services & Software - 17.2%
At Home Corp. Series A (a)	4,000	22,125
BEA Systems, Inc. (a)	890	59,908
Check Point Software Technologies Ltd. (a)	350	46,747
Inktomi Corp. (a)	1,370	24,489
Keynote Systems, Inc. (a)	4,600	65,263
Openwave Systems, Inc. (a)	965	46,260
PeopleSoft, Inc. (a)	1,500	55,781
Redback Networks, Inc. (a)	2,300	94,300
VERITAS Software Corp. (a)	350	30,625
Vignette Corp. (a)	200	3,600
		449,098
Computers & Office Equipment - 9.1%
Brocade Communications Systems, Inc. (a)	780	71,614
Juniper Networks, Inc. (a)	1,030	129,844
Network Appliance, Inc. (a)	570	36,587
		238,045
Electronic Instruments - 3.1%
Applera Corp. - Applied Biosystems Group	100	9,406
KLA-Tencor Corp. (a)	600	20,213
Novellus Systems, Inc. (a)	600	21,563
PerkinElmer, Inc.	100	10,500
Teradyne, Inc. (a)	500	18,625
		80,307
Electronics - 3.0%
RF Micro Devices, Inc. (a)	1,000	27,438
Texas Instruments, Inc.	1,080	51,165
		78,603
TOTAL TECHNOLOGY		1,118,603
TRANSPORTATION - 0.1%
Air Transportation - 0.1%
Southwest Airlines Co.	100	3,353
UTILITIES - 0.8%
Telephone Services - 0.8%
Level 3 Communications, Inc. (a)	500	16,406
McLeodUSA, Inc. Class A (a)	300	4,238
		20,644
TOTAL COMMON STOCKS (Cost $2,709,622)		2,603,992
Cash Equivalents - 3.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $88,000)	$ 88,059	$ 88,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $2,797,622)		2,691,992
NET OTHER ASSETS - (3.3)%		(85,333)
NET ASSETS - 100%		$ 2,606,659
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,224,026 and $1,339,578, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $97 for the period.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,850,894. Net unrealized depreciation aggregated $158,902, of which $222,064 related to appreciated investment securities and $380,966 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $111,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $8,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $88,000) (cost $2,797,622) - See accompanying schedule		$ 2,691,992
Cash		559
Receivable for investments sold		55,282
Receivable for fund shares sold		2,634
Dividends receivable		4,016
Receivable from investment adviser for expense reductions		16,424
Total assets		2,770,907
Liabilities
Payable for investments purchased	$ 133,594
Payable for fund shares redeemed	15
Distribution fees payable	336
Other payables and accrued expenses	30,303
Total liabilities		164,248
Net Assets		$ 2,606,659
Net Assets consist of:
Paid in capital		$ 2,885,851
Undistributed net investment income		1,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(174,826)
Net unrealized appreciation (depreciation) on investments		(105,630)
Net Assets		$ 2,606,659
Initial Class: Net Asset Value, offering price and redemption price per share ($255,754 ÷ 30,001 shares)		$8.52
Service Class: Net Asset Value, offering price and redemption price per share ($802,288 ÷ 94,131 shares)		$8.52
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,548,617 ÷ 181,778 shares)		$8.52

Statement of Operations

	September 25, 2000 (commencement of operations) to December 31, 2000
Investment Income Dividends		$ 5,398
Interest		3,431
Total income		8,829
Expenses
Management fee	$ 2,628
Transfer agent fees	1,131
Distribution fees	714
Accounting fees and expenses	16,000
Non-interested trustees' compensation	1
Custodian fees and expenses	2,517
Registration fees	721
Audit	23,000
Total expenses before reductions	46,712
Expense reductions	(39,273)	7,439
Net investment income		1,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,826)
Foreign currency transactions	(124)	(174,950)
Change in net unrealized appreciation (depreciation) on investment securities		(105,630)
Net gain (loss)		(280,580)
Net increase (decrease) in net assets resulting from operations		$ (279,190)
Other Information Expense reductions FMR reimbursement:
Initial Class		$ 6,371
Service Class		13,870
Service Class 2		19,015
Directed brokerage arrangements		2
Custodian credits		15
		$ 39,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	September 25, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income	$ 1,390
Net realized gain (loss)	(174,950)
Change in net unrealized appreciation (depreciation)	(105,630)
Net increase (decrease) in net assets resulting from operations	(279,190)
Share transactions - net increase (decrease)	2,885,849
Total increase (decrease) in net assets	2,606,659
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,264)	$ 2,606,659

Other Information:	Year ended December 31, 2000 A
	Shares	Dollars
Share transactions Initial Class Sold	30,001	$ 300,008
Reinvested	-	-
Redeemed	-	-
Net increase (decrease)	30,001	$ 300,008
Service Class Sold	157,395	$ 1,497,499
Reinvested	-	-
Redeemed	(63,264)	(583,157)
Net increase (decrease)	94,131	$ 914,342
Service Class 2 Sold	182,014	$ 1,673,653
Reinvested	-	-
Redeemed	(236)	(2,154)
Net increase (decrease)	181,778	$ 1,671,499

A Share transactions are for the period September 25, 2000 (commencement of operations) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 256
Ratio of expenses to average net assets	1.50% A, F
Ratio of net investment income to average net assets	.47% A
Portfolio turnover rate	295% A

Financial Highlights - Service Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 802
Ratio of expenses to average net assets	1.60% A, F
Ratio of net investment income to average net assets	.36% A
Portfolio turnover rate	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	(1.48)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,549
Ratio of expenses to average net assets	1.75% A, F
Ratio of net investment income to average net assets	.21% A
Portfolio turnover rate	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Equity-Income - Service Class	8.30%	13.44%	17.32%
Russell 3000 Value	8.04%	16.48%	17.29%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $49,379 - a 393.79% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,253 - a 392.53% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Citigroup, Inc.	4.2
Fannie Mae	3.9
Exxon Mobil Corp.	3.6
General Electric Co.	2.9
SBC Communications, Inc.	2.4
17.0
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	27.8
Energy	13.1
Utilities	9.7
Health	8.0
Industrial Machinery & Equipment	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	97.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	1.0%

* Foreign investments	6.9%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. The fund performed relatively well during a very challenging year for equities. For the 12-month period ending December 31, 2000, the fund outperformed the Russell 3000 Value Index, which returned 8.04%.

Q. What accounted for the fund's good performance relative to its benchmark?

A. The single most important factor was the performance of technology stocks. Throughout the year, the fund was underweighted in technology stocks relative to the Russell 3000 Value Index. In the early part of the year, technology stocks did well and the fund struggled. However, after the tech-heavy NASDAQ index peaked in March and began its long slide, the fund's lower concentration of technology stocks helped buffer it from the extreme volatility and negative performance of that sector. On the down side, the fund was underweighted in utility stocks, which, other than the telecommunications segment, had a great year as investors sought their relative safety.

Q. What strategy did you pursue during the year?

A. I generally followed my long-term strategy of searching for solid, attractively valued companies that deliver strong dividend yields. This strategy paid off. After several years of a market dominated by growth stocks, the economic tide turned and value stocks had their day. Many of our holdings benefited from this improving environment. The fund's sector weightings remained similar throughout the year, although I slightly increased our holdings in larger capitalization, dividend-paying technology companies later in the period. As technology stocks began to perform poorly, their valuations looked more attractive. I believed that there were some good long-term opportunities in this area, because technology has demonstrated faster earnings growth than other sectors. If I found stocks that looked cheap, I added them very selectively.

Q. Which stocks contributed to the fund's good performance?

A. The fund's financial holdings, representing the largest sector weighting in the portfolio, generally performed well. While they didn't really take off until late in the year - when the market reacted to a slowing economy and anticipated lower interest rates - these stocks still had a positive impact on the fund's return. After a tough year, Fannie Mae came back strong. A Congressional committee attempting to discontinue the U.S. government's implied guarantee of Fannie Mae's debt finally resolved the issue, leaving the government's line of credit intact. Growing expectations for lower interest rates late in the year gave Fannie Mae and many other financial stocks tremendous fourth quarter performance. Citigroup, the fund's largest holding, performed well, resulting from its subsidiary Salomon Smith Barney's strong revenues and lower anticipated interest rates. Bank of New York's stock also did well. The company's successful custody business helped its revenue growth and overall performance.

Q. What about disappointments?

A. BP Amoco projected lower-than-expected production growth over the next couple of years. Although the company's performance was good, it could not match the growth projections of its competitors, and its stock price dropped as investors sought better opportunities elsewhere. AT&T experienced lower earnings growth and, along with its competitors, was hurt by slowing business applications for telecommunications and data transmission resulting from overcapacity. I sold a portion of this stock from the portfolio. The fund's fourth-largest holding, General Electric, saw its stock price drop after years of strong performance, reflecting the market's skepticism about GE's ability to continue to grow at previous levels and its valuation, which was among the highest in industrial America.

Q. What's your outlook, Steve?

A. I'm a bit more optimistic than I've been in the recent past. Although it's becoming increasingly clear that the economy is slowing - which could hurt corporate earnings in 2001 - the good news is that as the economy weakens, the Federal Reserve Board will be more likely to cut interest rates aggressively. In addition, the new Bush Administration brings with it a push for major tax cuts as part of its overall policy package, which could help to stimulate the economy. From my perspective, these signs point to potential good news for value investing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2000, more than $10.6 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.9%
Aerospace & Defense - 3.3%
Boeing Co.	895,200	$ 59,083,200
Honeywell International, Inc.	1,758,825	83,214,408
Lockheed Martin Corp.	177,300	6,019,335
Rockwell International Corp.	592,100	28,198,763
Textron, Inc.	1,527,400	71,024,100
United Technologies Corp.	1,318,600	103,674,925
		351,214,731
Defense Electronics - 0.2%
Raytheon Co. Class B	780,200	24,234,963
Ship Building & Repair - 0.4%
General Dynamics Corp.	505,700	39,444,600
TOTAL AEROSPACE & DEFENSE		414,894,294
BASIC INDUSTRIES - 6.2%
Chemicals & Plastics - 3.1%
Arch Chemicals, Inc.	292,600	5,193,650
Celanese AG	151,110	2,754,242
Crompton Corp.	1,090,651	11,451,836
Dow Chemical Co.	820,200	30,039,825
E.I. du Pont de Nemours and Co.	970,249	46,875,155
Engelhard Corp.	196,800	4,009,800
Great Lakes Chemical Corp.	1,060,100	39,422,469
Hercules Trust II unit	15,700	8,556,500
Hercules, Inc.	649,700	12,384,906
IMC Global, Inc.	1,626,800	25,317,075
Millennium Chemicals, Inc.	749,200	13,579,250
Newell Rubbermaid, Inc.	473,667	10,775,924
Olin Corp.	712,700	15,768,488
PolyOne Corp.	979,200	5,752,800
Praxair, Inc.	1,203,612	53,410,283
Solutia, Inc.	1,690,200	20,282,400
Union Carbide Corp.	376,200	20,244,263
		325,818,866
Iron & Steel - 0.4%
Allegheny Technologies, Inc.	419,150	6,654,006
Dofasco, Inc.	749,800	10,052,681
Nucor Corp.	628,100	24,927,719
		41,634,406
Metals & Mining - 1.0%
Alcoa, Inc.	2,261,316	75,754,086
Phelps Dodge Corp.	556,500	31,059,656
Ryerson Tull, Inc.	639,923	5,279,365
		112,093,107
Packaging & Containers - 0.2%
Ball Corp.	432,843	19,937,831
Paper & Forest Products - 1.5%
Bowater, Inc.	798,600	45,021,075
Georgia-Pacific Group	1,188,700	36,998,288
International Paper Co.	199,200	8,129,850

	Shares	Value (Note 1)
Kimberly-Clark Corp.	539,400	$ 38,130,186
Smurfit-Stone Container Corp. (a)	755,400	11,283,788
Weyerhaeuser Co.	469,900	23,847,425
		163,410,612
TOTAL BASIC INDUSTRIES		662,894,822
CONSTRUCTION & REAL ESTATE - 1.5%
Building Materials - 0.5%
Fortune Brands, Inc.	805,700	24,171,000
Masco Corp.	1,265,800	32,515,238
		56,686,238
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	139,900	5,202,531
Crescent Real Estate Equities Co.	810,400	18,031,400
Duke-Weeks Realty Corp.	434,622	10,702,567
Equity Office Properties Trust	524,500	17,111,813
Equity Residential Properties Trust (SBI)	649,500	35,925,469
Public Storage, Inc.	609,700	14,823,331
		101,797,111
TOTAL CONSTRUCTION & REAL ESTATE		158,483,349
DURABLES - 2.1%
Autos, Tires, & Accessories - 0.9%
AutoNation, Inc.	642,800	3,856,800
Eaton Corp.	428,300	32,202,806
Johnson Controls, Inc.	333,600	17,347,200
Navistar International Corp. (a)	387,600	10,150,275
Pep Boys-Manny, Moe & Jack	662,100	2,400,113
TRW, Inc.	801,700	31,065,875
		97,023,069
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	451,600	54,417,800
Snap-On, Inc.	1,102,000	30,718,250
		85,136,050
Consumer Electronics - 0.3%
Black & Decker Corp.	288,800	11,335,400
Maytag Corp.	248,120	8,017,378
Whirlpool Corp.	137,100	6,537,956
		25,890,734
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	12,946,245
TOTAL DURABLES		220,996,098
ENERGY - 13.1%
Energy Services - 1.8%
Baker Hughes, Inc.	1,695,400	70,465,063
Halliburton Co.	2,882,900	104,505,125
Schlumberger Ltd. (NY Shares)	215,400	17,218,538
		192,188,726
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 11.3%
Anadarko Petroleum Corp.	361,302	$ 25,681,346
BP Amoco PLC sponsored ADR	3,400,742	162,810,523
Burlington Resources, Inc.	693,300	35,011,650
Chevron Corp.	1,280,171	108,094,439
Conoco, Inc.:
Class A	788,400	22,567,950
Class B	2,354,415	68,130,884
Devon Energy Corp.	293,965	17,923,025
Exxon Mobil Corp.	4,402,718	382,761,296
Petroleo Brasileiro SA Petrobras sponsored ADR (a)	134,700	3,401,175
Royal Dutch Petroleum Co. (NY Shares)	1,840,400	111,459,225
TotalFinaElf SA:
Class B	448,000	65,127,998
sponsored ADR	2,183,396	158,705,597
USX - Marathon Group	1,621,100	44,985,525
		1,206,660,633
TOTAL ENERGY		1,398,849,359
FINANCE - 27.4%
Banks - 11.2%
Bank of America Corp.	2,658,090	121,939,879
Bank of New York Co., Inc.	3,166,200	174,734,663
Bank One Corp.	2,532,138	92,739,554
Chase Manhattan Corp.	3,758,050	170,756,397
Comerica, Inc.	1,601,800	95,106,875
Firstar Corp.	1,151,600	26,774,700
FleetBoston Financial Corp.	1,533,300	57,594,581
Mellon Financial Corp.	2,266,900	111,503,144
National Bank of Canada	1,025,336	18,192,328
PNC Financial Services Group, Inc.	457,500	33,426,094
U.S. Bancorp	2,928,094	85,463,744
Wells Fargo & Co.	3,612,000	201,143,250
		1,189,375,209
Credit & Other Finance - 6.9%
American Express Co.	2,643,416	145,222,667
Citigroup, Inc.	8,878,420	453,354,281
Household International, Inc.	2,527,647	139,020,585
		737,597,533
Federal Sponsored Credit - 4.4%
Fannie Mae	4,762,300	413,129,525
Freddie Mac	851,500	58,647,063
		471,776,588
Insurance - 3.4%
ACE Ltd.	1,474,100	62,557,119

	Shares	Value (Note 1)
Allstate Corp.	596,300	$ 25,976,319
American International Group, Inc.	473,850	46,703,841
Conseco, Inc.	340,400	4,489,025
Hartford Financial Services Group, Inc.	1,691,600	119,469,250
Highlands Insurance Group, Inc. (a)	371,100	3,339,900
The Chubb Corp.	382,500	33,086,250
The St. Paul Companies, Inc.	323,500	17,570,094
UnumProvident Corp.	1,089,800	29,288,375
XL Capital Ltd. Class A	222,600	19,449,675
		361,929,848
Savings & Loans - 0.2%
TCF Financial Corp.	232,200	10,347,413
Washington Mutual, Inc.	222,600	11,811,713
		22,159,126
Securities Industry - 1.3%
Brascan Corp. Class A (ltd. vtg.)	2,699,800	39,528,155
Morgan Stanley Dean Witter & Co.	883,700	70,033,225
Nomura Securities Co. Ltd.	1,392,000	25,011,455
		134,572,835
TOTAL FINANCE		2,917,411,139
HEALTH - 8.0%
Drugs & Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	2,674,200	197,723,663
Eli Lilly & Co.	2,053,000	191,057,313
Merck & Co., Inc.	1,595,700	149,397,413
Schering-Plough Corp.	2,129,530	120,850,828
		659,029,217
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	1,312,100	63,554,844
Becton, Dickinson & Co.	680,800	23,572,700
Cardinal Health, Inc.	481,100	47,929,588
		135,057,132
Medical Facilities Management - 0.5%
HCA - The Healthcare Co.	1,261,950	55,538,420
TOTAL HEALTH		849,624,769
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
Electrical Equipment - 2.9%
General Electric Co.	6,411,400	307,346,488
Industrial Machinery & Equipment - 4.0%
Caterpillar, Inc.	1,191,100	56,353,919
CNH Global NV	506,200	4,365,975
Deere & Co.	1,258,250	57,643,578
Illinois Tool Works, Inc.	514,400	30,638,950
Ingersoll-Rand Co.	799,500	33,479,063
Kennametal, Inc.	507,726	14,787,520
Parker-Hannifin Corp.	1,047,700	46,229,763
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - continued
Pentair, Inc.	236,600	$ 5,722,763
Tyco International Ltd.	3,126,846	173,539,953
		422,761,484
Pollution Control - 0.1%
Republic Services, Inc. (a)	665,500	11,438,281
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		741,546,253
MEDIA & LEISURE - 4.1%
Broadcasting - 0.3%
Clear Channel Communications, Inc. (a)	401,600	19,452,500
Time Warner, Inc.	257,854	13,470,293
		32,922,793
Entertainment - 2.4%
Fox Entertainment Group, Inc. Class A (a)	1,227,000	21,932,625
Mandalay Resort Group (a)	793,600	17,409,600
MGM Mirage, Inc.	851,970	24,014,904
Park Place Entertainment Corp. (a)	536,500	6,404,469
Six Flags, Inc. (a)	592,000	10,175,000
Viacom, Inc. Class B (non-vtg.) (a)	3,127,118	146,192,767
Walt Disney Co.	1,064,300	30,798,181
		256,927,546
Lodging & Gaming - 0.5%
Harrah's Entertainment, Inc. (a)	520,200	13,720,275
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	35,862,680
		49,582,955
Publishing - 0.4%
Reader's Digest Association, Inc. Class A (non-vtg.)	953,200	37,293,950
Tribune Co.	109,700	4,634,825
		41,928,775
Restaurants - 0.5%
McDonald's Corp.	1,562,400	53,121,600
TOTAL MEDIA & LEISURE		434,483,669
NONDURABLES - 3.7%
Beverages - 0.0%
Brown-Forman Corp. Class B (non-vtg.)	57,200	3,803,800
Foods - 0.1%
H.J. Heinz Co.	182,800	8,671,575
Household Products - 2.0%
Avon Products, Inc.	915,600	43,834,350
Clorox Co.	515,400	18,296,700
Dial Corp.	712,800	7,840,800
Gillette Co.	1,280,100	46,243,613
Procter & Gamble Co.	796,100	62,444,094
Unilever PLC	4,312,914	37,266,272
		215,925,829

	Shares	Value (Note 1)
Tobacco - 1.6%
Philip Morris Companies, Inc.	3,741,200	$ 164,612,800
TOTAL NONDURABLES		393,014,004
PRECIOUS METALS - 0.0%
Newmont Mining Corp.	175,500	2,994,469
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 1.1%
Charming Shoppes, Inc. (a)	612,800	3,676,800
Gap, Inc.	1,414,800	36,077,400
The Limited, Inc.	2,635,400	44,966,513
TJX Companies, Inc.	1,362,300	37,803,825
		122,524,538
General Merchandise Stores - 1.5%
Consolidated Stores Corp. (a)	2,020,156	21,464,160
Costco Wholesale Corp. (a)	392,490	15,675,069
Federated Department Stores, Inc. (a)	1,102,700	38,594,500
Target Corp.	1,804,300	58,188,675
Wal-Mart Stores, Inc.	503,400	26,743,125
		160,665,529
Retail & Wholesale, Miscellaneous - 0.4%
Staples, Inc. (a)	3,179,262	37,555,032
TOTAL RETAIL & WHOLESALE		320,745,099
SERVICES - 0.8%
Printing - 0.2%
New England Business Service, Inc.	207,200	3,781,400
R.R. Donnelley & Sons Co.	535,300	14,453,100
		18,234,500
Services - 0.6%
H&R Block, Inc.	1,073,800	44,428,475
Per-Se Technologies, Inc. (a)	9,540	33,241
Per-Se Technologies, Inc. warrants 7/8/03 (a)	12,807	0
Viad Corp.	775,800	17,843,400
		62,305,116
TOTAL SERVICES		80,539,616
TECHNOLOGY - 4.4%
Computer Services & Software - 1.7%
Ceridian Corp. (a)	369,700	7,370,894
Computer Associates International, Inc.	610,900	11,912,550
Computer Sciences Corp. (a)	302,000	18,157,750
Electronic Data Systems Corp.	188,700	10,897,425
IMS Health, Inc.	1,368,800	36,957,600
Microsoft Corp. (a)	786,400	34,110,100
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
NCR Corp. (a)	551,100	$ 27,072,788
Unisys Corp. (a)	2,059,717	30,123,361
		176,602,468
Computers & Office Equipment - 1.8%
Compaq Computer Corp.	2,156,200	32,450,810
Hewlett-Packard Co.	1,418,800	44,780,875
International Business Machines Corp.	767,500	65,237,500
Pitney Bowes, Inc.	1,582,000	52,403,750
		194,872,935
Electronic Instruments - 0.4%
Teradyne, Inc. (a)	177,200	6,600,700
Thermo Electron Corp. (a)	1,295,400	38,538,150
		45,138,850
Electronics - 0.5%
Intel Corp.	589,300	17,715,831
Motorola, Inc.	1,748,500	35,407,125
		53,122,956
TOTAL TECHNOLOGY		469,737,209
TRANSPORTATION - 1.2%
Railroads - 1.2%
Burlington Northern Santa Fe Corp.	2,998,700	84,900,694
CSX Corp.	559,200	14,504,250
Norfolk Southern Corp.	312,200	4,156,163
Union Pacific Corp.	528,900	26,841,675
		130,402,782
UTILITIES - 8.8%
Cellular - 0.1%
AT&T Corp. - Wireless Group	511,900	8,862,269
Electric Utility - 2.9%
Allegheny Energy, Inc.	783,300	37,745,269
American Electric Power Co., Inc.	997,100	46,365,150
Cinergy Corp.	415,000	14,576,875
DPL, Inc.	168,354	5,587,248
Entergy Corp.	2,533,600	107,202,950
IPALCO Enterprises, Inc.	444,200	10,744,088
Niagara Mohawk Holdings, Inc. (a)	1,682,100	28,070,044
PG&E Corp.	968,978	19,379,560
SCANA Corp.	271,500	8,026,219
Southern Co.	1,054,600	35,065,450
		312,762,853
Telephone Services - 5.8%
AT&T Corp.	2,712,921	46,967,445
BellSouth Corp.	3,134,999	128,339,022
Qwest Communications International, Inc. (a)	1,029,860	42,224,260
SBC Communications, Inc.	5,353,193	255,614,966

	Shares	Value (Note 1)
Verizon Communications	2,592,502	$ 129,949,163
WorldCom, Inc. (a)	785,416	11,044,905
		614,139,761
TOTAL UTILITIES		935,764,883
TOTAL COMMON STOCKS (Cost $7,357,055,539)		10,132,381,814
Preferred Stocks - 2.4%

Convertible Preferred Stocks - 2.3%
BASIC INDUSTRIES - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	10,993,500
FINANCE - 0.3%
Insurance - 0.3%
ACE Ltd. $4.125 PRIDES	225,800	19,418,800
MetLife, Inc. $4.00	116,400	12,731,250
		32,150,050
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	530,100	10,537,328
MEDIA & LEISURE - 0.8%
Broadcasting - 0.4%
Cox Communications, Inc.:
$2.27 PRIDES	92,800	5,231,600
$6.858 PRIZES	154,200	7,787,100
MediaOne Group, Inc. (Vodafone Group PLC):
$3.04 PIES	317,100	11,415,600
$3.63 PIES	213,500	17,293,500
		41,727,800
Entertainment - 0.3%
Seagram Co. Ltd. $3.76 ACES	401,700	20,863,495
Six Flags, Inc. $4.05 PIES	273,300	9,633,825
		30,497,320
Publishing - 0.1%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	464,700	15,974,063
TOTAL MEDIA & LEISURE		88,199,183
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Continental Airlines Capital Trust $3.00 (d)	111,200	5,754,600
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
TRANSPORTATION - continued
Railroads - 0.3%
Union Pacific Capital Trust:
$3.125	403,200	$ 18,547,200
$3.125 TIDES (d)	384,500	17,687,000
		36,234,200
TOTAL TRANSPORTATION		41,988,800
UTILITIES - 0.6%
Electric Utility - 0.5%
Dominion Resources, Inc. $4.75 PIES	223,200	14,145,300
NiSource, Inc. $3.875 PIES	299,300	16,087,375
TXU Corp. $1.6575	398,400	17,181,000
		47,413,675
Gas - 0.1%
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	297,100	14,242,380
TOTAL UTILITIES		61,656,055
TOTAL CONVERTIBLE PREFERRED STOCKS		245,524,916
Nonconvertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	41,922	4,359,888
Publishing - 0.0%
PRIMEDIA, Inc.:
Series D, $10.00	12,200	1,000,400
Series H, $8.625	8,948	680,048
		1,680,448
TOTAL MEDIA & LEISURE		6,040,336
TOTAL PREFERRED STOCKS (Cost $233,337,186)		251,565,252
Corporate Bonds - 1.4%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.1%
CONSTRUCTION & REAL ESTATE - 0.4%
Real Estate Investment Trusts - 0.4%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 27,685,000	39,537,641

Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
FINANCE - 0.1%
Credit & Other Finance - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (d)	-	$ 3,680,000	$ 3,691,500
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,745,925
TOTAL FINANCE			8,437,425
MEDIA & LEISURE - 0.4%
Broadcasting - 0.1%
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	10,020,220
Publishing - 0.3%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13	Baa3	42,720,000	28,430,587
TOTAL MEDIA & LEISURE			38,450,807
TECHNOLOGY - 0.1%
Computers & Office Equipment - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	5,797,500
Electronics - 0.0%
Vitesse Semiconductor Corp. 4% 3/15/05 (d)	B2	6,720,000	5,342,400
TOTAL TECHNOLOGY			11,139,900
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (d)	B1	13,390,000	9,691,013
5.25% 1/15/10	B1	6,710,000	4,856,363
			14,547,376
TOTAL CONVERTIBLE BONDS			112,113,149
Nonconvertible Bonds - 0.3%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. Series B, 9.875% 5/1/07	Ba3	840,000	810,600
CONSTRUCTION & REAL ESTATE - 0.0%
Building Materials - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	1,005,000	987,413
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	$ 1,520,000	$ 1,755,600
Oil & Gas - 0.0%
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2	1,305,000	1,337,625
TOTAL ENERGY			3,093,225
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	2,555,000	2,567,775
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
NTL Communications Corp. 11.5% 10/1/08	B3	3,835,000	3,374,800
Telewest PLC 11% 10/1/07	B1	2,765,000	2,412,463
UIH Australia/Pacific, Inc. Series D, 0% 5/15/06 (c)	B2	1,115,000	747,050
United Pan-Europe Communications NV:
10.875% 11/1/07	B2	2,380,000	1,511,300
10.875% 8/1/09	B2	315,000	201,600
			8,247,213
Entertainment - 0.0%
Mandalay Resort Group 10.25% 8/1/07	Ba3	1,065,000	1,051,688
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	840,000	705,600
TOTAL MEDIA & LEISURE			10,004,501
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
US Air, Inc. 9.625% 2/1/01	B3	1,670,000	1,657,475
UTILITIES - 0.2%
Cellular - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07 (d)	B3	1,245,000	1,226,325
Nextel Communications, Inc. 0% 10/31/07 (c)	B1	3,765,000	2,767,275
Nextel International, Inc. 0% 4/15/08 (c)	Caa1	1,340,000	670,000
Triton PCS, Inc. 0% 5/1/08 (c)	B3	2,955,000	2,334,450
			6,998,050

Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Electric Utility - 0.0%
AES Corp.:
8% 12/31/08	Ba1	$ 1,295,000	$ 1,223,775
9.375% 9/15/10	Ba1	1,430,000	1,462,175
			2,685,950
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	2,055,000	1,962,525
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	1,450,000	1,160,000
WinStar Communications, Inc.:
0% 4/15/10 (c)	B3	1,324,000	397,200
12.75% 4/15/10	B3	2,456,000	1,719,200
			5,238,925
TOTAL UTILITIES			14,922,925
TOTAL NONCONVERTIBLE BONDS			34,043,914
TOTAL CORPORATE BONDS (Cost $144,087,723)			146,157,063
Floating Rate Loans - 0.0%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (e)	Ba3	976,584	927,755
Tranche C term loan 9.6896% 7/21/07 (e)	Ba3	1,171,900	1,113,305
TOTAL FLOATING RATE LOANS (Cost $2,046,831)			2,041,060
Cash Equivalents - 1.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.53% (b)	126,947,992	$ 126,947,992
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	15,346,919	15,346,919
TOTAL CASH EQUIVALENTS (Cost $142,294,911)		142,294,911
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $7,878,822,190)		10,674,440,100
NET OTHER ASSETS - (0.3)%		(30,546,223)
NET ASSETS - 100%		$ 10,643,893,877
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,392,838 or 0.4% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,268,343,961 and $3,641,703,457.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $246,510 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $15,397,569. The fund received cash collateral of $15,346,919 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $19,514,648. The weighted average interest rate was 5.86%. Interest expense includes $171,586 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $14,160,227. The weighted average interest rate was 6.26%. Interest expense includes $54,174 paid under the bank borrowing program.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $7,883,159,048. Net unrealized appreciation aggregated $2,791,281,052, of which $3,380,095,602 related to appreciated investment securities and $588,814,550 related to depreciated investment securities.

The fund hereby designates approximately $633,113,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $7,878,822,190) - See accompanying schedule		$ 10,674,440,100
Receivable for investments sold		9,047,697
Receivable for fund shares sold		3,676,427
Dividends receivable		13,986,589
Interest receivable		3,349,214
Other receivables		570,715
Total assets		10,705,070,742
Liabilities
Payable for investments purchased	$ 17,946,821
Payable for fund shares redeemed	22,958,212
Accrued management fee	4,127,613
Distribution fees payable	58,009
Other payables and accrued expenses	739,291
Collateral on securities loaned, at value	15,346,919
Total liabilities		61,176,865
Net Assets		$ 10,643,893,877
Net Assets consist of:
Paid in capital		$ 7,184,265,512
Undistributed net investment income		170,138,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		493,894,838
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,795,595,321
Net Assets		$ 10,643,893,877
Initial Class: Net Asset Value, offering price and redemption price per share ($9,969,085,690 ÷ 390,569,765 shares)		$25.52
Service Class: Net Asset Value, offering price and redemption price per share ($634,897,281 ÷ 24,945,018 shares)		$25.45
Service Class 2: Net Asset Value, offering price and redemption price per share ($39,910,906 ÷ 1,570,425 shares)		$25.41

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 213,036,339
Interest		15,875,287
Security lending		215,484
Total income		229,127,110
Expenses
Management fee	$ 48,818,761
Transfer agent fees	6,703,076
Distribution fees	533,743
Accounting and security lending fees	885,772
Non-interested trustees' compensation	47,328
Custodian fees and expenses	220,162
Registration fees	1,500
Audit	78,770
Legal	72,909
Interest	225,760
Miscellaneous	353,697
Total expenses before reductions	57,941,478
Expense reductions	(894,058)	57,047,420
Net investment income		172,079,690
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	500,349,106
Foreign currency transactions	(181,069)	500,168,037
Change in net unrealized appreciation (depreciation) on:
Investment securities	94,959,667
Assets and liabilities in foreign currencies	(33,079)	94,926,588
Net gain (loss)		595,094,625
Net increase (decrease) in net assets resulting from operations		$ 767,174,315
Other Information Expense reductions Directed brokerage arrangements		$ 885,385
Custodian credits		8,673
		$ 894,058

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 172,079,690	$ 185,905,580
Net realized gain (loss)	500,168,037	697,598,663
Change in net unrealized appreciation (depreciation)	94,926,588	(178,860,281)
Net increase (decrease) in net assets resulting from operations	767,174,315	704,643,962
Distributions to shareholders From net investment income	(187,986,087)	(170,985,891)
From net realized gain	(694,753,499)	(377,968,784)
Total distributions	(882,739,586)	(548,954,675)
Share transactions - net increase (decrease)	(692,163,922)	(339,122,770)
Total increase (decrease) in net assets	(807,729,193)	(183,433,483)
Net Assets
Beginning of period	11,451,623,070	11,635,056,553
End of period (including undistributed net investment income of $170,138,206 and $185,982,649, respectively)	$ 10,643,893,877	$ 11,451,623,070

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	45,973,673	$ 1,098,402,964	41,506,315	$ 1,076,558,536
Reinvested	38,143,296	847,544,035	22,601,688	537,468,103
Redeemed	(121,903,326)	(2,861,778,639)	(84,630,671)	(2,163,179,248)
Net increase (decrease)	(37,786,357)	$ (915,831,640)	(20,522,668)	$ (549,152,609)
Service Class Sold	9,905,652	$ 235,854,814	8,201,124	$ 211,555,674
Reinvested	1,585,963	35,176,653	483,645	11,486,572
Redeemed	(3,590,373)	(84,741,881)	(507,589)	(13,012,407)
Net increase (decrease)	7,901,242	$ 186,289,586	8,177,180	$ 210,029,839
Service Class 2 A Sold	1,666,464	$ 39,694,526
Reinvested	852	18,898
Redeemed	(96,891)	(2,335,292)
Net increase (decrease)	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 180,623,926		$ 167,408,106
Service Class		7,358,208		3,577,785
Service Class 2 A		3,953		-
Total		$ 187,986,087		$ 170,985,891
From net realized gain Initial Class		$ 666,920,109		$ 370,059,997
Service Class		27,818,445		7,908,787
Service Class 2 A		14,945		-
Total		$ 694,753,499		$ 377,968,784
		$ 882,739,586		$ 548,954,675

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27
Income from Investment Operations
Net investment income	.40 D	.41 D	.38 D	.36 D	.35
Net realized and unrealized gain (loss)	1.46	1.10	2.31	5.06	2.30
Total from investment operations	1.86	1.51	2.69	5.42	2.65
Less Distributions
From net investment income	(.44) G	(.38)	(.34)	(.36)	(.03)
From net realized gain	(1.61) G	(.84)	(1.21)	(1.81)	(.86)
Total distributions	(2.05)	(1.22)	(1.55)	(2.17)	(.89)
Net asset value, end of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Total Return B, C	8.42%	6.33%	11.63%	28.11%	14.28%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742	$ 6,961,090
Ratio of expenses to average net assets	.56%	.57%	.58%	.58%	.58%
Ratio of expenses to average net assets after expense reductions	.55% F	.56% F	.57% F	.57% F	.56% F
Ratio of net investment income to average net assets	1.68%	1.57%	1.58%	1.65%	1.97%
Portfolio turnover rate	22%	27%	28%	44%	186%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income D	.37	.38	.36	.05
Net realized and unrealized gain (loss)	1.46	1.11	2.31	.78
Total from investment operations	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.43) G	(.38)	(.34)	-
From net realized gain	(1.61) G	(.84)	(1.21)	-
Total distributions	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C	8.30%	6.25%	11.54%	3.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Ratio of expenses to average net assets	.66%	.67%	.68%	.68% A
Ratio of expenses to average net assets after expense reductions	.65% F	.66% F	.67% F	.65% A, F
Ratio of net investment income to average net assets	1.58%	1.47%	1.51%	1.63% A
Portfolio turnover rate	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 25.18
Income from Investment Operations
Net investment income D	.32
Net realized and unrealized gain (loss)	1.95
Total from investment operations	2.27
Less Distributions
From net investment income	(.43) G
From net realized gain	(1.61) G
Total distributions	(2.04)
Net asset value, end of period	$ 25.41
Total Return B, C	10.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 39,911
Ratio of expenses to average net assets	.83% A
Ratio of expenses to average net assets after expense reductions	.82% A, F
Ratio of net investment income to average net assets	1.41% A
Portfolio turnover rate	22%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Growth - Service Class	-11.05%	19.24%	20.00%
Russell 3000 Growth Index	-22.42%	17.08%	16.85%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Portfolio - Service Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $61,940 - a 519.40% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,452 - a 374.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Pfizer, Inc.	4.9
General Electric Co.	3.4
Cisco Systems, Inc.	3.1
EMC Corp.	2.9
Microsoft Corp.	2.3
16.6
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	29.7
Health	20.2
Finance	9.6
Nondurables	7.9
Energy	6.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks 92.9%
Short-Term Investments and Net Other Assets 7.1%

* Foreign investments 7.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Jennifer Uhrig,
Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2000, the fund posted a higher return than that of its Russell 3000 Growth Index benchmark, which returned -22.42%.

Q. What factors helped the fund outperform the index?

A. The fund's underweighting in technology relative to the Russell 3000 index was a positive influence. Technology stocks could seemingly do no wrong throughout 1999, but finally succumbed to a severe pricing correction that began in March and deepened in November. As a result, technology stocks - as measured by the NASDAQ Composite Index - were down almost 40% for the year. Several of the fund's investments in both the health and finance sectors also contributed positively to performance.

Q. What was your strategy within the technology sector?

A. My approach changed a bit as the period evolved, mostly due to deteriorating fundamentals in the new economy sectors - including telecommunications, semiconductors and wireless - as well as weakened demand for personal computers. The fund's stake in leading chipmaker Intel - which is leveraged to both the semiconductor and PC markets - provided a good illustration of how quickly things changed. At the end of June 2000, Intel was the fund's second-best performer. At the close of this period, the stock was the fund's second-worst performer, mostly due to slowing PC demand, which hurt microchip orders. During the second half of the period, I became more selective and focused on companies that I felt would be new economy survivors. This led me to areas such as data storage, Internet software and optical networking companies. While the valuations for many of these stocks were still rich, I felt their long-term growth potential was encouraging.

Q. Health and finance stocks combined to account for just under 30% of the fund's investments at the end of the period. Where did you find opportunities?

A. Within the health sector, I was attracted to pharmaceutical, hospital and biotechnology stocks. The fund's investments in drug stocks such as Eli Lilly and Warner-Lambert - which was taken over by Pfizer - performed well as investors sought refuge from the technology correction. Hospital-related names that performed well included HCA Healthcare, Tenet Healthcare and Health Management Associates. I also ramped up the fund's exposure to biotechnology stocks, particularly those involved in genomics. Biotech stocks that fared well for the fund included Millennium Pharmaceuticals and Genentech. The big winners within the fund's finance portfolio during the period were property and casualty insurance stocks, which benefited from signs of better pricing within their industry. American International Group and XL Capital were among the fund's top-10 performers during the period.

Q. Which stocks proved disappointing during the period?

A. Not surprisingly, the fund's three worst performers were tied to the PC industry. Microsoft, Intel and Dell each suffered as PC demand softened. People seem pretty content with the systems and applications they're currently using and not many are choosing to upgrade. Other poor performers included large retailers Wal-Mart and Home Depot.

Q. What's your outlook?

A. It's pretty clear that the economy is slowing, and that should benefit growth stocks. Growth stocks typically grow faster in a sluggish economy than cyclical stocks. A lot of attention will be paid to Federal Reserve Board policy over the next few months. Rate cuts could expand price-to-earnings ratios for the fastest-growing technology stocks, as well as help the outlook for more economically sensitive companies within the tech sector. I'll also be keeping a close eye on valuations in the technology sector. I'm starting to see some better values, but I'd still like to see stock prices come down a little more before I overweight the technology sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2000, more than
$17.4 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
BFGoodrich Co.	1,542,600	$ 56,112,075
Boeing Co.	1,280,900	84,539,400
Textron, Inc.	154,600	7,188,900
United Technologies Corp.	767,380	60,335,253
TOTAL AEROSPACE & DEFENSE		208,175,628
BASIC INDUSTRIES - 1.7%
Chemicals & Plastics - 0.9%
Cytec Industries, Inc. (a)	273,800	10,934,888
Dow Chemical Co.	805,600	29,505,100
Georgia Gulf Corp.	253,800	4,330,463
Lyondell Chemical Co.	1,323,600	20,267,625
Pharmacia Corp.	1,448,100	88,334,100
		153,372,176
Metals & Mining - 0.1%
CommScope, Inc. (a)	1,266,100	20,969,781
Martin Marietta Materials, Inc.	143,900	6,086,970
		27,056,751
Paper & Forest Products - 0.7%
Kimberly-Clark Corp.	1,625,400	114,899,526
TOTAL BASIC INDUSTRIES		295,328,453
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	350,200	16,765,825
Construction - 0.1%
Massey Energy Corp.	583,770	7,443,068
Engineering - 0.1%
Stolt Offshore SA (a)	1,796,600	19,762,600
Stolt Offshore SA sponsored ADR (a)	206,050	2,215,038
		21,977,638
TOTAL CONSTRUCTION & REAL ESTATE		46,186,531
DURABLES - 1.2%
Autos, Tires, & Accessories - 0.4%
AutoZone, Inc. (a)	1,671,300	47,632,050
O'Reilly Automotive, Inc. (a)	1,209,600	32,356,800
		79,988,850
Consumer Electronics - 0.8%
Gemstar-TV Guide International, Inc. (a)	695,000	32,056,875
General Motors Corp. Class H	1,363,900	31,369,700
Maytag Corp.	817,300	26,409,006
Pioneer Corp.	190,000	5,066,888

	Shares	Value (Note 1)
Sanyo Electric Co. Ltd.	822,000	$ 6,827,840
Sony Corp.	512,300	35,604,852
		137,335,161
TOTAL DURABLES		217,324,011
ENERGY - 6.1%
Energy Services - 3.7%
Baker Hughes, Inc.	2,600,970	108,102,816
BJ Services Co. (a)	1,123,030	77,348,691
Coflexip SA sponsored ADR	928,500	58,379,438
Diamond Offshore Drilling, Inc.	113,800	4,552,000
ENSCO International, Inc.	720,500	24,542,031
Global Industries Ltd. (a)	1,904,900	26,073,319
Global Marine, Inc. (a)	22,900	649,788
R&B Falcon Corp. (a)	1,483,800	34,034,663
Santa Fe International Corp.	805,600	25,829,550
Schlumberger Ltd. (NY Shares)	1,170,400	93,558,850
Smith International, Inc. (a)	868,950	64,791,084
Transocean Sedco Forex, Inc.	921,300	42,379,800
Varco International, Inc. (a)	1,421,000	30,906,750
Weatherford International, Inc.	1,328,840	62,787,690
		653,936,470
Oil & Gas - 2.4%
Burlington Resources, Inc.	702,100	35,456,050
Exxon Mobil Corp.	2,276,900	197,947,994
Grant Prideco, Inc. (a)	1,711,440	37,544,715
National-Oilwell, Inc. (a)	1,691,900	65,455,381
Newfield Exploration Co. (a)	887,600	42,105,525
Noble Affiliates, Inc.	814,900	37,485,400
		415,995,065
TOTAL ENERGY		1,069,931,535
FINANCE - 9.6%
Banks - 1.2%
Bank One Corp.	5,429,990	198,873,384
Sumitomo Trust & Banking Ltd.	2,482,000	16,862,062
		215,735,446
Credit & Other Finance - 0.9%
American Express Co.	763,200	41,928,300
Citigroup, Inc.	2,186,710	111,658,879
		153,587,179
Federal Sponsored Credit - 1.9%
Fannie Mae	2,158,800	187,275,900
Freddie Mac	1,969,500	135,649,313
		322,925,213
Insurance - 3.9%
ACE Ltd.	1,502,900	63,779,319
AFLAC, Inc.	881,600	63,640,500
Allstate Corp.	711,500	30,994,719
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AMBAC Financial Group, Inc.	549,450	$ 32,039,803
American International Group, Inc.	1,551,446	152,914,396
Everest Re Group Ltd.	967,200	69,275,700
Hartford Financial Services Group, Inc.	816,550	57,668,844
The Chubb Corp.	668,000	57,782,000
The St. Paul Companies, Inc.	847,000	46,002,688
XL Capital Ltd. Class A	1,259,010	110,005,999
		684,103,968
Securities Industry - 1.7%
Charles Schwab Corp.	3,193,650	90,619,819
Daiwa Securities Group, Inc.	6,151,000	64,161,435
Nikko Securities Co. Ltd.	9,377,000	72,559,634
Nomura Securities Co. Ltd.	4,259,000	76,525,709
		303,866,597
TOTAL FINANCE		1,680,218,403
HEALTH - 20.2%
Drugs & Pharmaceuticals - 16.4%
Abgenix, Inc. (a)	821,542	48,522,324
Alkermes, Inc. (a)	1,152,700	36,165,963
Allergan, Inc.	842,300	81,545,169
American Home Products Corp.	2,111,700	134,198,535
Andrx Corp. - Andrx Group (a)	93,400	5,405,525
Bristol-Myers Squibb Co.	3,836,000	283,624,250
Cambridge Antibody Technology Group PLC (a)	658,096	37,331,417
Elan Corp. PLC sponsored ADR (a)	1,727,500	80,868,594
Eli Lilly & Co.	3,265,300	303,876,981
Exelixis, Inc.	306,800	4,486,950
Genentech, Inc. (a)	824,000	67,156,000
Geneva Proteomics (a)(c)	826,000	4,543,000
Human Genome Sciences, Inc. (a)	875,000	60,648,438
Medarex, Inc. (a)	978,400	39,869,800
Merck & Co., Inc.	3,938,760	368,766,405
Millennium Pharmaceuticals, Inc. (a)	1,449,480	89,686,575
Pfizer, Inc.	18,602,425	855,711,534
Protein Design Labs, Inc. (a)	463,700	40,283,938
Schering-Plough Corp.	4,817,370	273,385,748
Serono SA sponsored ADR (a)	717,100	17,165,581
Watson Pharmaceuticals, Inc. (a)	356,400	18,243,225
		2,851,485,952
Medical Equipment & Supplies - 2.4%
Cardinal Health, Inc.	1,307,500	130,259,687
Guidant Corp. (a)	898,900	48,484,419
Johnson & Johnson	971,800	102,099,738

	Shares	Value (Note 1)
McKesson HBOC, Inc.	1,581,600	$ 56,763,624
Medtronic, Inc.	1,438,900	86,873,588
		424,481,056
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	1,795,100	79,002,351
Health Management Associates, Inc. Class A (a)	2,865,300	59,454,975
HEALTHSOUTH Corp. (a)	2,273,300	37,083,206
Tenet Healthcare Corp.	1,611,600	71,615,475
		247,156,007
TOTAL HEALTH		3,523,123,015
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
Electrical Equipment - 3.4%
General Electric Co.	12,187,600	584,243,075
MEDIA & LEISURE - 4.5%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	2,907,780	39,436,766
Comcast Corp. Class A (special) (a)	2,405,300	100,421,275
Cox Communications, Inc. Class A (a)	1,266,800	58,985,375
Mediacom Communications Corp. Class A	765,500	13,157,031
NTL, Inc. (a)	647,594	15,501,781
Time Warner, Inc.	1,353,568	70,710,392
United Pan-Europe Communications NV sponsored ADR Class A (a)	1,703,400	17,885,700
UnitedGlobalCom, Inc. Class A (a)	928,200	12,646,725
		328,745,045
Entertainment - 0.8%
Fox Entertainment Group, Inc. Class A (a)	842,300	15,056,113
Viacom, Inc. Class B (non-vtg.) (a)	2,451,025	114,585,419
		129,641,532
Leisure Durables & Toys - 0.0%
Harley-Davidson, Inc.	72,900	2,897,775
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	1,464,600	38,628,825
Restaurants - 1.6%
Brinker International, Inc. (a)	1,844,100	77,913,225
Darden Restaurants, Inc.	2,838,500	64,930,688
McDonald's Corp.	3,098,000	105,332,000
Tricon Global Restaurants, Inc. (a)	999,300	32,976,900
		281,152,813
TOTAL MEDIA & LEISURE		781,065,990
NONDURABLES - 7.9%
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	2,404,400	45,683,600
Pepsi Bottling Group, Inc.	2,176,500	86,923,969
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Beverages - continued
The Coca-Cola Co.	4,773,100	$ 290,860,781
Whitman Corp.	492,600	8,066,325
		431,534,675
Foods - 1.1%
American Italian Pasta Co. Class A (a)	557,000	14,934,563
PepsiCo, Inc.	2,626,900	130,195,731
Quaker Oats Co.	392,600	38,229,425
		183,359,719
Household Products - 2.3%
Avon Products, Inc.	1,202,700	57,579,263
Colgate-Palmolive Co.	1,157,100	74,690,805
Gillette Co.	2,964,600	107,096,175
Procter & Gamble Co.	2,160,460	169,461,081
		408,827,324
Tobacco - 2.0%
Philip Morris Companies, Inc.	7,870,100	346,284,400
TOTAL NONDURABLES		1,370,006,118
RETAIL & WHOLESALE - 3.0%
Drug Stores - 1.1%
CVS Corp.	1,578,700	94,623,331
Walgreen Co.	2,330,660	97,450,721
		192,074,052
General Merchandise Stores - 1.2%
Wal-Mart Stores, Inc.	3,797,600	201,747,500
Retail & Wholesale, Miscellaneous - 0.7%
Home Depot, Inc.	2,861,100	130,716,506
TOTAL RETAIL & WHOLESALE		524,538,058
SERVICES - 0.1%
Fluor Corp. (a)	583,770	19,300,896
Jupiter Media Metrix, Inc. (a)	769,800	7,168,763
TOTAL SERVICES		26,469,659
TECHNOLOGY - 29.7%
Communications Equipment - 5.1%
CIENA Corp. (a)	686,100	55,745,625
Cisco Systems, Inc. (a)	14,011,020	535,921,515
Comverse Technology, Inc. (a)	342,800	37,236,650
Corning, Inc.	1,449,100	76,530,594
Corvis Corp.	733,500	17,466,469
Nokia AB sponsored ADR	1,874,300	81,532,050
Nortel Networks Corp.	2,023,490	64,878,148
Telefonaktiebolaget LM Ericsson sponsored ADR	2,167,400	24,247,788
		893,558,839

	Shares	Value (Note 1)
Computer Services & Software - 9.1%
Adobe Systems, Inc.	1,360,800	$ 79,181,550
Affymetrix, Inc. (a)	159,010	11,836,307
America Online, Inc. (a)	1,912,800	66,565,440
Art Technology Group, Inc. (a)	1,022,700	31,256,269
Automatic Data Processing, Inc.	740,800	46,901,900
BEA Systems, Inc. (a)	1,916,950	129,034,697
Cadence Design Systems, Inc. (a)	1,316,130	36,193,575
Check Point Software Technologies Ltd. (a)	560,700	74,888,494
Critical Path, Inc. (a)	735,200	22,607,400
Exodus Communications, Inc. (a)	535,600	10,712,000
Internap Network Services Corp. (a)	833,440	6,042,440
Intuit, Inc. (a)	432,700	17,064,606
Microsoft Corp. (a)	9,182,323	398,283,260
Openwave Systems, Inc. (a)	1,248,200	59,835,588
Oracle Corp. (a)	10,259,300	298,160,906
PeopleSoft, Inc. (a)	1,784,000	66,342,500
Redback Networks, Inc. (a)	512,700	21,020,700
Synopsys, Inc. (a)	1,356,580	64,352,764
Travelocity.com, Inc. (a)	466,200	5,652,675
VeriSign, Inc. (a)	511,007	37,910,332
VERITAS Software Corp. (a)	1,072,575	93,850,313
		1,577,693,716
Computers & Office Equipment - 8.4%
CDW Computer Centers, Inc. (a)	795,980	22,187,943
Dell Computer Corp. (a)	6,242,500	108,853,594
EMC Corp. (a)	7,744,140	514,985,310
Hewlett-Packard Co.	2,201,000	69,469,063
International Business Machines Corp.	1,904,300	161,865,500
Juniper Networks, Inc. (a)	422,000	53,198,375
Lexmark International, Inc. Class A (a)	2,199,100	97,447,619
Quantum Corp. - Hard Disk Drive Group (a)	1,526,400	12,211,200
SCI Systems, Inc. (a)	3,078,300	81,190,163
Sun Microsystems, Inc. (a)	12,425,200	346,352,450
Western Digital Corp. (a)	1,424,200	3,471,488
		1,471,232,705
Electronic Instruments - 1.0%
Agilent Technologies, Inc. (a)	1,287,060	70,466,535
KLA-Tencor Corp. (a)	952,000	32,070,500
LAM Research Corp. (a)	1,503,100	21,794,950
Teradyne, Inc. (a)	784,900	29,237,525
Varian, Inc. (a)	347,700	11,778,338
		165,347,848
Electronics - 6.1%
Broadcom Corp. Class A (a)	248,800	20,899,200
Celestica, Inc. (sub. vtg.) (a)	766,700	41,423,893
Intel Corp.	12,464,400	374,711,025
Intersil Holding Corp. Class A	54,100	1,240,919
JDS Uniphase Corp. (a)	758,800	31,632,475
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
LSI Logic Corp. (a)	356,600	$ 6,094,294
Mitsubishi Electric Corp.	9,393,000	57,736,113
PMC-Sierra, Inc. (a)	192,100	15,103,863
Sanmina Corp. (a)	1,219,900	93,474,838
Solectron Corp. (a)	1,647,800	55,860,420
Texas Instruments, Inc.	6,946,100	329,071,488
Xilinx, Inc. (a)	824,900	38,048,513
		1,065,297,041
TOTAL TECHNOLOGY		5,173,130,149
TRANSPORTATION - 0.9%
Air Transportation - 0.1%
Southwest Airlines Co.	459,900	15,420,447
Railroads - 0.8%
Burlington Northern Santa Fe Corp.	1,315,700	37,250,756
Canadian National Railway Co.	1,148,780	33,983,720
Union Pacific Corp.	1,227,250	62,282,938
		133,517,414
TOTAL TRANSPORTATION		148,937,861
UTILITIES - 3.1%
Cellular - 2.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,115,000	57,369,375
China Unicom Ltd. sponsored ADR (a)	3,031,700	44,717,575
Nextel Communications, Inc. Class A (a)	2,679,270	66,311,933
QUALCOMM, Inc. (a)	730,400	60,029,750
Sprint Corp. - PCS Group Series 1 (a)	2,956,580	60,425,104
Vodafone Group PLC	14,481,911	51,863,446
		340,717,183
Electric Utility - 0.3%
AES Corp. (a)	940,600	52,085,725
Telephone Services - 0.8%
McLeodUSA, Inc. Class A (a)	3,188,400	45,036,150
Metromedia Fiber Network, Inc. Class A (a)	3,723,600	37,701,450
Sprint Corp. - FON Group	336,600	6,837,188
TeraBeam Networks (c)	60,800	228,000
Time Warner Telecom, Inc. Class A (a)	582,100	36,926,969
WorldCom, Inc. (a)	1,092,500	15,363,281
		142,093,038
TOTAL UTILITIES		534,895,946
TOTAL COMMON STOCKS (Cost $13,365,952,961)		16,183,574,432
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	$ 1,528,257
Cash Equivalents - 7.1%

Fidelity Cash Central Fund, 6.53% (b)	1,179,797,478	1,179,797,478
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	49,343,025	49,343,025
TOTAL CASH EQUIVALENTS (Cost $1,229,140,503)		1,229,140,503
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $14,596,621,721)		17,414,243,192
NET OTHER ASSETS - 0.0%		7,172,807
NET ASSETS - 100%		$ 17,421,415,999
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneva Proteomics	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $19,867,696,644 and $19,293,131,390, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,006,920 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $6,299,257 or 0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $47,139,842. The fund received cash collateral of $49,343,025 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,215,000. The weighted average interest rate was 5.92%.

Transactions during the period with companies which were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Coflexip SA sponsored ADR	$ -	$ -	$ -	$ -
Digex, Inc. Class A	313,744	1,258,366	-	-
TOTALS	$ 313,744	$ 1,258,366	$ -	$ -
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $14,732,855,235. Net unrealized appreciation aggregated $2,681,387,957, of which $4,315,716,538 related to appreciated investment securities and $1,634,328,581 related to depreciated investment securities.

The fund hereby designates approximately $1,064,142,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $14,596,621,721) - See accompanying schedule		$ 17,414,243,192
Cash		579,981
Receivable for investments sold		60,781,190
Receivable for fund shares sold		16,059,818
Dividends receivable		13,065,643
Interest receivable		6,205,603
Other receivables		1,789,537
Total assets		17,512,724,964
Liabilities
Payable for investments purchased	$ 7,202,495
Payable for fund shares redeemed	25,366,360
Accrued management fee	8,491,870
Distribution fees payable	163,936
Other payables and accrued expenses	741,279
Collateral on securities loaned, at value	49,343,025
Total liabilities		91,308,965
Net Assets		$ 17,421,415,999
Net Assets consist of:
Paid in capital		$ 13,632,569,041
Undistributed net investment income		10,649,233
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		960,548,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,817,648,795
Net Assets		$ 17,421,415,999
Initial Class: Net Asset Value, offering price and redemption price per share ($15,517,270,951 ÷ 355,435,316 shares)		$43.66
Service Class: Net Asset Value, offering price and redemption price per share ($1,847,050,533 ÷ 42,452,436 shares)		$43.51
Service Class 2: Net Asset Value, offering price and redemption price per share ($57,094,515 ÷ 1,314,551 shares)		$43.43

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 111,252,420
Interest		23,424,624
Security lending		1,785,263
Total income		136,462,307
Expenses
Management fee	$ 111,035,651
Transfer agent fees	12,601,523
Distribution fees	1,621,018
Accounting and security lending fees	1,291,020
Non-interested trustees' compensation	95,118
Custodian fees and expenses	634,529
Registration fees	89,572
Audit	86,356
Legal	121,669
Interest	6,948
Miscellaneous	610,902
Total expenses before reductions	128,194,306
Expense reductions	(2,877,933)	125,316,373
Net investment income		11,145,934
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $353,579 on sales of investments in affiliated issuers)	1,012,363,081
Foreign currency transactions	235,229	1,012,598,310
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,219,397,720)
Assets and liabilities in foreign currencies	7,627	(3,219,390,093)
Net gain (loss)		(2,206,791,783)
Net increase (decrease) in net assets resulting from operations		$ (2,195,645,849)
Other Information Expense reductions Directed brokerage arrangements		$ 2,866,891
Custodian credits		11,042
		$ 2,877,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 11,145,934	$ 19,639,750
Net realized gain (loss)	1,012,598,310	2,028,922,212
Change in net unrealized appreciation (depreciation)	(3,219,390,093)	2,640,487,583
Net increase (decrease) in net assets resulting from operations	(2,195,645,849)	4,689,049,545
Distributions to shareholders From net investment income	(20,008,543)	(20,716,861)
From net realized gain	(2,010,393,014)	(1,302,572,634)
Total distributions	(2,030,401,557)	(1,323,289,495)
Share transactions - net increase (decrease)	3,588,722,111	3,313,015,561
Total increase (decrease) in net assets	(637,325,295)	6,678,775,611
Net Assets
Beginning of period	18,058,741,294	11,379,965,683
End of period (including undistributed net investment income of $10,649,233 and $18,773,383, respectively)	$ 17,421,415,999	$ 18,058,741,294

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	60,790,422	$ 3,083,045,212	82,051,942	$ 3,738,420,624
Reinvested	38,128,847	1,912,161,690	31,299,165	1,303,923,236
Redeemed	(55,558,216)	(2,766,549,803)	(51,848,071)	(2,361,030,389)
Net increase (decrease)	43,361,053	$ 2,228,657,099	61,503,036	$ 2,681,313,471
Service Class Sold	25,312,442	$ 1,274,031,890	14,009,513	$ 648,480,975
Reinvested	2,363,626	118,228,594	465,535	19,366,259
Redeemed	(1,943,579)	(95,706,253)	(792,556)	(36,145,144)
Net increase (decrease)	25,732,489	$ 1,296,554,231	13,682,492	$ 631,702,090
Service Class 2 A Sold	1,360,003	$ 65,671,999
Reinvested	225	11,273
Redeemed	(45,677)	(2,172,491)
Net increase (decrease)	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 19,026,484		$ 20,413,671
Service Class		981,965		303,190
Service Class 2 A		94		-
Total		$ 20,008,543		$ 20,716,861
From net realized gain Initial Class		$ 1,893,135,205		$ 1,283,509,565
Service Class		117,246,629		19,063,069
Service Class 2 A		11,180		-
Total		$ 2,010,393,014		$ 1,302,572,634
		$ 2,030,401,557		$ 1,323,289,495

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20
Income from Investment Operations
Net investment income	.03 E	.07 E	.08 E	.20 E	.22
Net realized and unrealized gain (loss)	(5.27)	15.10	12.85	6.91	3.82
Total from investment operations	(5.24)	15.17	12.93	7.11	4.04
Less Distributions
From net investment income	(.06)	(.08)	(.19)	(.21)	(.08)
From net realized gain	(5.97)	(5.03)	(4.97)	(.94)	(2.02)
Total distributions	(6.03)	(5.11)	(5.16)	(1.15)	(2.10)
Net asset value, end of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Total Return B, C	(10.96)%	37.44%	39.49%	23.48%	14.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132	$ 6,086,424
Ratio of expenses to average net assets	.65%	.66%	.68%	.69%	.69%
Ratio of expenses to average net assets after expense reductions	.64% F	.65% F	.66% F	.67% F	.67% F
Ratio of net investment income to average net assets	.07%	.14%	.21%	.58%	.81%
Portfolio turnover rate	103%	84%	123%	113%	81%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 D
Selected Per-Share Data
Net asset value, beginning of period	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(5.25)	15.07	12.83	.14
Total from investment operations	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	(.05)	(.08)	(.19)	-
From net realized gain	(5.97)	(5.03)	(4.97)	-
Total distributions	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C	(11.05)%	37.29%	39.38%	.46%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Ratio of expenses to average net assets	.76%	.77%	.80%	.79% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.77% A, F
Ratio of net investment income (loss) to average net assets	(.04)%	.04%	.15%	.70% A
Portfolio turnover rate	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	(3.86)
Total from investment operations	(3.95)
Less Distributions
From net investment income	(.05)
From net realized gain	(5.97)
Total distributions	(6.02)
Net asset value, end of period	$ 43.43
Total Return B, C	(8.88)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 57,095
Ratio of expenses to average net assets	.91% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income (loss) to average net assets	(.19)% A
Portfolio turnover rate	103%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class	-3.69%	14.98%
S&P 500	-9.10%	16.66%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $17,488 - a 74.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,539 - an 85.39% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Fannie Mae	6.7
Freddie Mac	5.9
Exxon Mobil Corp.	4.8
General Electric Co.	3.7
Philip Morris Companies, Inc.	3.5
24.6
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	19.0
Technology	11.4
Health	9.1
Utilities	7.8
Media & Leisure	7.3
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures 90.0%
Short-Term Investments and Net Other Assets 10.0%

* Foreign investments 2.6%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy, Portfolio
Manager of Growth
& Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months that ended December 31, 2000, the fund had a negative return but finished well ahead of the Standard & Poor's 500 Index, which returned -9.10%.

Q. Why did the fund beat the index?

A. Two factors were instrumental in enabling the fund to outperform the index. A sizable overweighting in the finance sector - primarily consisting of two positions that I'll mention shortly - contributed substantially to relative performance. The finance sector was a good place to be, as investors fled growth stocks and looked for shares offering more reliable earnings growth in a slowing economy. Another positive influence on the fund was a substantial underweighting in the technology sector, which plummeted during the final four months of the period due to sharply lower earnings forecasts. The fund had been underweighted in technology as the period began, but when the economy looked like it was about to fall off a cliff in the late summer, I aggressively reduced the allocation even further.

Q. Where did you invest the money you withdrew from the technology sector?

A. Some of it went into new positions in newspaper stocks. I used the rest to beef up a variety of existing positions.

Q. What stocks did well for the fund?

A. Government-sponsored mortgage companies Fannie Mae and Freddie Mac were two of the fund's best performers. Finance stocks typically do well when interest rates are stable or gently falling - the kind of environment that was widely anticipated since the Federal Reserve Board's last interest-rate hike in May. In addition, investors became more enthusiastic about Fannie and Freddie when Congress lost interest in an initiative that would have stripped the companies of the competitive advantages resulting from their status as government-sponsored enterprises. Cigarette maker Philip Morris also made the list of best-performing stocks. Although its stock had been depressed by smoking-related litigation, the company continued to hit its earnings estimates, and investors apparently decided that the remaining lawsuits would not cause significant damage. Another positive influence was the election of George W. Bush, which prompted speculation that the federal government might drop its lawsuit against the tobacco industry. In addition, investors had a positive reaction to Philip Morris' plans to spin off its food businesses. The reasoning was that such a move would make the value of the remaining business lines more apparent.

Q. What stocks failed to meet your expectations?

A. Microsoft was by far the biggest detractor from performance, even though I underweighted it throughout the period. The government's antitrust lawsuit took its toll on the stock during the first half of the period. In the second half, flagging demand for personal computers undermined sales of the company's Windows 2000 and Windows ME operating systems. I reduced the position but still owned Microsoft at the end of the period. Another lackluster performer was Cisco Systems, which remained one of the fund's 10 largest holdings throughout the period because of the favorable long-term growth prospects for the company's Internet infrastructure business. Consumer products giant Procter & Gamble also made the list of worst detractors, largely because of a plunging stock price in March, when the company lowered its earnings forecast amid a comprehensive restructuring effort.

Q. What's your outlook, Louis?

A. In the short term, I believe that the market will be subject to two conflicting influences. On the one hand, the Federal Reserve Board's return to a bias toward lowering interest rates, announced on December 19, sets the stage for the Fed to do what is necessary to keep the economy from going into a freefall. On the other hand, recent evidence indicates that the economy and corporate earnings are slowing much more rapidly than most investors anticipated several months ago. Now that it's in motion, that trend will not be easy to reverse. Therefore, my near-term outlook is cautious.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Boeing Co.	96,000	$ 6,336,000
Honeywell International, Inc.	65,900	3,117,894
United Technologies Corp.	44,400	3,490,950
TOTAL AEROSPACE & DEFENSE		12,944,844
BASIC INDUSTRIES - 2.0%
Chemicals & Plastics - 1.1%
Avery Dennison Corp.	127,500	6,996,563
E.I. du Pont de Nemours and Co.	131,900	6,372,419
		13,368,982
Packaging & Containers - 0.0%
Ball Corp.	771	35,514
Paper & Forest Products - 0.9%
Kimberly-Clark Corp.	88,500	6,256,065
Mead Corp.	177,900	5,581,613
		11,837,678
TOTAL BASIC INDUSTRIES		25,242,174
CONSTRUCTION & REAL ESTATE - 1.5%
Real Estate Investment Trusts - 1.5%
Equity Office Properties Trust	274,500	8,955,563
Equity Residential Properties Trust (SBI)	165,500	9,154,219
		18,109,782
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.7%
Eaton Corp.	66,000	4,962,375
Ford Motor Co.	131,800	3,089,063
		8,051,438
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	62,000	7,471,000
Consumer Electronics - 1.2%
Gemstar-TV Guide International, Inc. (a)	111,600	5,147,550
General Motors Corp. Class H	436,700	10,044,100
		15,191,650
TOTAL DURABLES		30,714,088
ENERGY - 6.2%
Oil & Gas - 6.2%
BP Amoco PLC sponsored ADR	106,962	5,120,806
Burlington Resources, Inc.	88,900	4,489,450
Chevron Corp.	88,000	7,430,500
Exxon Mobil Corp.	688,728	59,876,291
		76,917,047

	Shares	Value (Note 1)
FINANCE - 19.0%
Banks - 1.8%
Bank of New York Co., Inc.	192,000	$ 10,596,000
Mellon Financial Corp.	241,400	11,873,863
		22,469,863
Credit & Other Finance - 0.9%
American Express Co.	204,600	11,240,213
Federal Sponsored Credit - 12.6%
Fannie Mae	955,900	82,924,317
Freddie Mac	1,063,032	73,216,329
		156,140,646
Insurance - 2.0%
American International Group, Inc.	253,306	24,966,423
Securities Industry - 1.7%
Charles Schwab Corp.	203,150	5,764,381
Merrill Lynch & Co., Inc.	97,600	6,655,100
Morgan Stanley Dean Witter & Co.	105,200	8,337,100
		20,756,581
TOTAL FINANCE		235,573,726
HEALTH - 9.1%
Drugs & Pharmaceuticals - 8.1%
Allergan, Inc.	94,400	9,139,100
American Home Products Corp.	44,400	2,821,620
Bristol-Myers Squibb Co.	549,300	40,613,869
Eli Lilly & Co.	197,800	18,407,763
Immunex Corp. (a)	88,500	3,595,313
Merck & Co., Inc.	161,600	15,129,800
Pfizer, Inc.	178,600	8,215,600
Schering-Plough Corp.	43,900	2,491,325
		100,414,390
Medical Equipment & Supplies - 1.0%
Abbott Laboratories	253,400	12,274,063
TOTAL HEALTH		112,688,453
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
Electrical Equipment - 3.7%
General Electric Co.	954,500	45,756,343
Industrial Machinery & Equipment - 0.6%
Caterpillar, Inc.	150,700	7,129,994
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		52,886,337
MEDIA & LEISURE - 7.3%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	127,900	5,339,825
EchoStar Communications Corp. Class A (a)	725,600	16,507,400
Infinity Broadcasting Corp. Class A (a)	208,625	5,828,461
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Communications Corp. (a)	617,800	$ 15,908,350
Univision Communications, Inc. Class A (a)	133,000	5,444,688
		49,028,724
Entertainment - 0.2%
Walt Disney Co.	91,400	2,644,888
Publishing - 2.8%
Gannett Co., Inc.	129,100	8,141,369
Knight-Ridder, Inc.	133,000	7,564,375
McGraw-Hill Companies, Inc.	198,200	11,619,475
The New York Times Co. Class A	177,700	7,119,106
		34,444,325
Restaurants - 0.3%
McDonald's Corp.	111,200	3,780,800
TOTAL MEDIA & LEISURE		89,898,737
NONDURABLES - 6.5%
Beverages - 0.7%
The Coca-Cola Co.	137,000	8,348,438
Foods - 0.1%
PepsiCo, Inc.	31,100	1,541,394
Household Products - 2.2%
Colgate-Palmolive Co.	181,600	11,722,280
Gillette Co.	133,400	4,819,075
Procter & Gamble Co.	42,000	3,294,375
Unilever NV (NY Shares)	109,900	6,916,831
		26,752,561
Tobacco - 3.5%
Philip Morris Companies, Inc.	980,360	43,135,840
TOTAL NONDURABLES		79,778,233
RETAIL & WHOLESALE - 4.3%
Drug Stores - 1.1%
Walgreen Co.	335,800	14,040,638
General Merchandise Stores - 2.3%
Wal-Mart Stores, Inc.	524,800	27,880,000
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	256,700	11,727,981
TOTAL RETAIL & WHOLESALE		53,648,619
SERVICES - 1.4%
Advertising - 1.4%
Omnicom Group, Inc.	206,200	17,088,825

	Shares	Value (Note 1)
TECHNOLOGY - 11.4%
Communications Equipment - 3.1%
CIENA Corp. (a)	16,600	$ 1,348,750
Cisco Systems, Inc. (a)	980,400	37,500,300
		38,849,050
Computer Services & Software - 4.7%
Adobe Systems, Inc.	111,400	6,482,088
IMS Health, Inc.	619,300	16,721,100
Microsoft Corp. (a)	545,100	23,643,713
Oracle Corp. (a)	134,800	3,917,625
VeriSign, Inc. (a)	52,900	3,924,519
VERITAS Software Corp. (a)	40,200	3,517,500
		58,206,545
Computers & Office Equipment - 3.2%
Dell Computer Corp. (a)	409,200	7,135,425
EMC Corp. (a)	99,100	6,590,150
Network Appliance, Inc. (a)	26,400	1,694,550
Pitney Bowes, Inc.	242,200	8,022,875
Sun Microsystems, Inc. (a)	572,000	15,944,500
		39,387,500
Electronics - 0.4%
LSI Logic Corp. (a)	94,400	1,613,296
Texas Instruments, Inc.	71,400	3,382,575
		4,995,871
TOTAL TECHNOLOGY		141,438,966
TRANSPORTATION - 0.7%
Railroads - 0.7%
Burlington Northern Santa Fe Corp.	290,500	8,224,781
UTILITIES - 7.8%
Cellular - 2.7%
Nextel Communications, Inc. Class A (a)	549,900	13,610,025
Vodafone Group PLC sponsored ADR	546,400	19,567,950
		33,177,975
Electric Utility - 1.1%
IPALCO Enterprises, Inc.	309,100	7,476,356
Southern Energy, Inc.	228,400	6,466,575
		13,942,931
Telephone Services - 4.0%
BellSouth Corp.	170,800	6,992,125
Qwest Communications International, Inc. (a)	263,300	10,795,300
SBC Communications, Inc.	536,630	25,624,083
Sprint Corp. - FON Group	88,900	1,805,781
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
WorldCom, Inc. (a)	1	$ 7
XO Communications, Inc. Class A (a)	212,100	3,778,031
		48,995,327
TOTAL UTILITIES		96,116,233
TOTAL COMMON STOCKS (Cost $968,425,385)		1,051,270,845
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 6.07% to 6.2% 1/11/01 (c) (Cost $3,693,113)	-	$ 3,700,000	3,695,086
Cash Equivalents - 15.1%
	Shares
Fidelity Cash Central Fund, 6.53% (b) (Cost $187,497,116)	187,497,116	187,497,116
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,159,615,614)		1,242,463,047
NET OTHER ASSETS - (0.4)%		(5,051,226)
NET ASSETS - 100%		$ 1,237,411,821
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
185 S&P 500 Stock Index Contracts	March 2001	$ 61,745,750	$ (2,215,280)
The face value of futures purchased as a percentage of net assets - 5.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,695,086.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $796,822,805 and $934,046,412, respectively.
The market value of futures contracts opened and closed during the period amounted to $242,231,205 and $173,998,108, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $67,137 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,161,757,962. Net unrealized appreciation aggregated $80,705,085, of which $183,571,497 related to appreciated investment securities and $102,866,412 related to depreciated investment securities.

The fund hereby designates approximately $60,889,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $1,159,615,614) - See accompanying schedule		$ 1,242,463,047
Receivable for fund shares sold		1,085,909
Dividends receivable		978,567
Interest receivable		1,115,238
Other receivables		11,911
Total assets		1,245,654,672
Liabilities
Payable for investments purchased	6,638,578
Payable for fund shares redeemed	153,336
Accrued management fee	490,258
Payable for daily variation on futures contracts	841,750
Other payables and accrued expenses	118,929
Total liabilities		8,242,851
Net Assets		$ 1,237,411,821
Net Assets consist of:
Paid in capital		$ 1,091,392,712
Undistributed net investment income		15,511,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,875,651
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,632,231
Net Assets		$ 1,237,411,821
Initial Class: Net Asset Value, offering price and redemption price per share ($1,011,393,038 ÷ 66,260,589 shares)		$15.26
Service Class: Net Asset Value, offering price and redemption price per share ($212,994,017 ÷ 14,023,621 shares)		$15.19
Service Class 2: Net Asset Value, offering price and redemption price per share ($13,024,766 ÷ 858,782 shares)		$15.17

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 13,124,204
Interest		9,449,455
Security lending		88,053
Total income		22,661,712
Expenses
Management fee	$ 5,872,064
Transfer agent fees	806,310
Distribution fees	170,767
Accounting and security lending fees	299,770
Non-interested trustees' compensation	4,187
Custodian fees and expenses	22,326
Registration fees	10,070
Audit	27,471
Legal	16,193
Reports to shareholders	161,290
Miscellaneous	3,291
Total expenses before reductions	7,393,739
Expense reductions	(145,015)	7,248,724
Net investment income		15,412,988
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,785,089
Foreign currency transactions	9,035
Futures contracts	(4,272,067)	51,522,057
Change in net unrealized appreciation (depreciation) on:
Investment securities	(115,377,277)
Assets and liabilities in foreign currencies	78
Futures contracts	(2,215,280)	(117,592,479)
Net gain (loss)		(66,070,422)
Net increase (decrease) in net assets resulting from operations		$ (50,657,434)
Other Information Expense reductions Directed brokerage arrangements		$ 144,800
Custodian credits		215
		$ 145,015

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 15,412,988	$ 14,349,137
Net realized gain (loss)	51,522,057	94,527,839
Change in net unrealized appreciation (depreciation)	(117,592,479)	5,576,047
Net increase (decrease) in net assets resulting from operations	(50,657,434)	114,453,023
Distributions to shareholders From net investment income	(14,244,192)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,299)	(22,391,118)
Share transactions - net increase (decrease)	40,278,821	102,753,346
Total increase (decrease) in net assets	(117,584,912)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $15,511,227 and $14,353,340, respectively)	$ 1,237,411,821	$ 1,354,996,733

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,109,723	$ 126,150,301	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(20,994,145)	(328,655,829)	(15,445,916)	(257,900,936)
Net increase (decrease)	(6,535,871)	$ (104,547,382)	2,104,330	$ 29,664,983
Service Class Sold	8,415,703	$ 130,655,851	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(538,927)	(8,390,790)	(55,277)	(910,981)
Net increase (decrease)	8,477,928	$ 131,504,774	4,405,208	$ 73,088,363
Service Class 2 A Sold	904,808	$ 14,041,948
Reinvested	550	8,442
Redeemed	(46,576)	(728,961)
Net increase (decrease)	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 13,015,416		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,192		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,299		$ 22,391,118

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.20 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.81)	1.27	3.54	2.84	(.10)
Total from investment operations	(.61)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(3.62)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.58%	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.57% G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.26%	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover rate	72%	58%	66%	81%	0% A

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(.80)	1.27	3.50	.49
Total from investment operations	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(3.69)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 212,994	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.69%	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.68% G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	1.16%	.98%	1.05%	1.24% A
Portfolio turnover rate	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.15
Net realized and unrealized gain (loss)	(.49)
Total from investment operations	(.34)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.17
Total Return B, C	(2.11)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,025
Ratio of expenses to average net assets	.85% A
Ratio of expenses to average net assets after expense reductions	.84% A, E
Ratio of net investment income to average net assets	1.00% A
Portfolio turnover rate	72%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sales of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class	-17.13%	10.56%	13.96%
S&P 500	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $21,893 - a 118.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	5.5
Fannie Mae	4.7
Freddie Mac	3.8
Bristol-Myers Squibb Co.	3.0
Schering-Plough Corp.	2.8
19.8
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	19.3
Finance	18.7
Health	15.1
Industrial Machinery & Equipment	7.0
Energy	6.4
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	93.4%
Short-Term Investments and Net Other Assets	6.6%

* Foreign investments	4.4%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform during the past 12 months, Bettina?

A. During the 12-month period ending December 31, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -9.10% during that time frame.

Q. It was a difficult year for growth funds in general, and for this fund in particular. What was the primary reason for the fund's underperformance?

A. The fund's technology positioning had the most influence on both absolute and relative performance. Early in the period, before my tenure began, the fund's tech weighting was only half as large as the benchmark's. Given that technology stocks were driving the market to record highs, underweighting the sector was especially damaging to performance. After taking over the fund in February, I overweighted the portfolio's technology exposure to be more in line with the peer group. Unfortunately, just weeks after this repositioning, the tech sector began a severe correction that has since seen the NASDAQ Composite Index fall more than 50% from its high in March.

Q. What sparked the sell-off in the technology sector?

A. The Federal Reserve Board's interest-rate increases slowed the economy, reduced capital availability and caused a reduction in earnings growth - all especially negative for tech stocks, which were pricing in continued prosperity. Additionally, the severity and speed of the economic slowdown created excess inventory problems across many industries, including the semiconductor and optical equipment industries where the fund had heavy exposure.

Q. As the downturn in technology took hold, how did you attempt to limit the fund's losses?

A. Increasing the fund's holdings in non-technology industries - health care and nondurables, for instance - offered some diversification, and within technology I focused on companies with relatively good fundamentals and/or valuations. Business software maker Siebel Systems and optical networking equipment maker Ciena Corp. are two names that come to mind. Overweighting both positions relative to the index helped performance. Additionally, underweighting some of the larger-cap tech names that significantly underperformed, including Lucent, Yahoo! and Microsoft, was somewhat helpful on a relative basis, although these stocks hurt the fund's absolute returns. I sold the fund's position in Lucent by the end of the period.

Q. What strategies did you undertake in sectors outside of technology?

A. Typical of prior economic slowdowns, the relatively predictable growth rates of the health care and nondurables sectors provided a safe haven for investors. Therefore, I raised the fund's stake in the health sector from around 10% a year ago to more than 15% at the end of the period, which proved beneficial. Of sectors representing more than 2% of the fund, health care was the best contributor to performance, while Eli Lilly, Schering-Plough and Bristol-Myers Squibb were notable contributors on a stock selection basis. In addition, I moved some assets into the nondurables sector, increasing the fund's holdings in Coca-Cola, Gillette and Procter & Gamble. These moves generally helped performance.

Q. What stocks were particularly hurt by the poor market environment of the past year?

A. Given the horrendous performance of tech stocks, it's not surprising that several of the fund's worst absolute performers were from that sector, namely Microsoft, Cisco, Dell Computer, Texas Instruments and Intel. Retail stalwarts Wal-Mart and Home Depot also were detractors. While I think both are great companies, the implications of an economic slowdown were very damaging to their stocks.

Q. What's your outlook for the next few months, Bettina?

A. The market is in a difficult place right now, caught between the push/pull of expectations for lower interest rates going forward, versus the grim reality that earnings estimates may generally still need to come down for 2001. I think that's going to make for a very tough medium-term period. However, I do believe that the fund is well-positioned for this eventuality. If you look at my industry weightings exiting the period versus what they were for the year, I'm currently much more diversified and much more in line with the S&P. This less-aggressive posture should serve to limit relative underperformance if the negative momentum continues. In the meantime, I'll look to become more aggressive opportunistically through individual stock selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of December 31, 2000, more than $1.3 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
Boeing Co.	135,300	$ 8,929,800
Rockwell International Corp.	38,000	1,809,750
Textron, Inc.	112,700	5,240,550
TOTAL AEROSPACE & DEFENSE		15,980,100
BASIC INDUSTRIES - 2.6%
Chemicals & Plastics - 1.8%
Avery Dennison Corp.	14,600	801,175
Dow Chemical Co.	185,000	6,775,625
E.I. du Pont de Nemours and Co.	36,000	1,739,250
Pharmacia Corp.	58,200	3,550,200
Praxair, Inc.	187,300	8,311,438
Rohm & Haas Co.	74,120	2,691,483
		23,869,171
Metals & Mining - 0.2%
Alcoa, Inc.	47,100	1,577,850
Phelps Dodge Corp.	18,200	1,015,788
		2,593,638
Paper & Forest Products - 0.6%
Georgia-Pacific Group	18,200	566,475
International Paper Co.	40,200	1,640,663
Kimberly-Clark Corp.	36,400	2,573,116
Mead Corp.	14,400	451,800
Weyerhaeuser Co.	54,800	2,781,100
		8,013,154
TOTAL BASIC INDUSTRIES		34,475,963
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	117,700	3,023,419
DURABLES - 0.6%
Consumer Electronics - 0.2%
Black & Decker Corp.	62,800	2,464,900
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	104,700	5,843,569
TOTAL DURABLES		8,308,469
ENERGY - 6.4%
Energy Services - 1.4%
Baker Hughes, Inc.	36,700	1,525,344
Halliburton Co.	264,800	9,599,000
Schlumberger Ltd. (NY Shares)	90,500	7,234,344
		18,358,688
Oil & Gas - 5.0%
BP Amoco PLC sponsored ADR	210,490	10,077,209
Burlington Resources, Inc.	78,700	3,974,350
Conoco, Inc. Class B	58,300	1,687,056

	Shares	Value (Note 1)
Cooper Cameron Corp. (a)	64,500	$ 4,261,031
Exxon Mobil Corp.	359,500	31,254,031
Royal Dutch Petroleum Co. (NY Shares)	121,900	7,382,569
TotalFinaElf SA:
Class B	6,153	894,492
sponsored ADR	94,405	6,862,063
		66,392,801
TOTAL ENERGY		84,751,489
FINANCE - 18.7%
Banks - 2.7%
Bank of America Corp.	169,300	7,766,638
Bank One Corp.	142,000	5,200,750
Chase Manhattan Corp.	329,100	14,953,481
Mellon Financial Corp.	14,600	718,138
PNC Financial Services Group, Inc.	50,300	3,675,044
SunTrust Banks, Inc.	7,300	459,900
Wachovia Corp.	19,600	1,139,250
Wells Fargo & Co.	36,400	2,027,025
		35,940,226
Credit & Other Finance - 2.4%
American Express Co.	184,600	10,141,463
Citigroup, Inc.	429,000	21,905,813
		32,047,276
Federal Sponsored Credit - 8.5%
Fannie Mae	716,500	62,156,375
Freddie Mac	733,500	50,519,813
		112,676,188
Insurance - 2.5%
American International Group, Inc.	239,862	23,641,398
Hartford Financial Services Group, Inc.	46,600	3,291,125
The Chubb Corp.	59,800	5,172,700
		32,105,223
Securities Industry - 2.6%
Charles Schwab Corp.	143,800	4,080,325
Daiwa Securities Group, Inc.	72,000	751,036
Goldman Sachs Group, Inc.	28,800	3,079,800
Merrill Lynch & Co., Inc.	214,800	14,646,675
Morgan Stanley Dean Witter & Co.	150,100	11,895,425
		34,453,261
TOTAL FINANCE		247,222,174
HEALTH - 15.1%
Drugs & Pharmaceuticals - 12.9%
Allergan, Inc.	1,800	174,263
American Home Products Corp.	46,000	2,923,300
Bristol-Myers Squibb Co.	542,800	40,133,275
Eli Lilly & Co.	275,600	25,648,025
Immunex Corp. (a)	257,690	10,468,656
Merck & Co., Inc.	255,200	23,893,100
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Pfizer, Inc.	549,893	$ 25,295,078
Schering-Plough Corp.	650,600	36,921,550
Sepracor, Inc. (a)	32,400	2,596,050
Serono SA sponsored ADR (a)	112,900	2,702,544
		170,755,841
Medical Equipment & Supplies - 2.2%
Abbott Laboratories	115,200	5,580,000
AmeriSource Health Corp. Class A (a)	16,497	833,099
Baxter International, Inc.	15,900	1,404,169
Cardinal Health, Inc.	102,270	10,188,649
Guidant Corp. (a)	112,800	6,084,150
Johnson & Johnson	21,300	2,237,831
McKesson HBOC, Inc.	70,300	2,523,067
		28,850,965
TOTAL HEALTH		199,606,806
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
Electrical Equipment - 5.6%
Emerson Electric Co.	14,600	1,150,663
General Electric Co.	1,510,800	72,423,960
Scientific-Atlanta, Inc.	14,200	462,388
		74,037,011
Industrial Machinery & Equipment - 1.4%
Deere & Co.	55,000	2,519,688
Ingersoll-Rand Co.	24,200	1,013,375
Tyco International Ltd.	281,400	15,617,700
		19,150,763
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		93,187,774
MEDIA & LEISURE - 5.3%
Broadcasting - 2.7%
AT&T Corp. - Liberty Media Group Class A (a)	384,244	5,211,309
Charter Communications, Inc. Class A (a)	167,700	3,804,694
Clear Channel Communications, Inc. (a)	167,600	8,118,125
Comcast Corp. Class A (special) (a)	73,200	3,056,100
Cox Communications, Inc. Class A (a)	78,213	3,641,793
Infinity Broadcasting Corp. Class A (a)	23,400	653,738
Time Warner, Inc.	73,000	3,813,520
Univision Communications, Inc. Class A (a)	186,500	7,634,844
		35,934,123
Entertainment - 1.8%
Fox Entertainment Group, Inc. Class A (a)	325,500	5,818,313
Viacom, Inc. Class B (non-vtg.) (a)	331,868	15,514,829
Walt Disney Co.	99,200	2,870,600
		24,203,742

	Shares	Value (Note 1)
Publishing - 0.3%
McGraw-Hill Companies, Inc.	72,100	$ 4,226,863
Restaurants - 0.5%
McDonald's Corp.	184,100	6,259,400
TOTAL MEDIA & LEISURE		70,624,128
NONDURABLES - 3.8%
Beverages - 1.4%
The Coca-Cola Co.	306,300	18,665,156
Household Products - 1.9%
Clorox Co.	14,300	507,650
Colgate-Palmolive Co.	75,700	4,886,435
Gillette Co.	238,400	8,612,200
Procter & Gamble Co.	134,920	10,582,788
		24,589,073
Tobacco - 0.5%
Philip Morris Companies, Inc.	163,720	7,203,680
TOTAL NONDURABLES		50,457,909
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.1%
Gap, Inc.	47,500	1,211,250
Drug Stores - 0.3%
CVS Corp.	18,200	1,090,863
Walgreen Co.	70,400	2,943,600
		4,034,463
General Merchandise Stores - 1.6%
Wal-Mart Stores, Inc.	394,000	20,931,250
Grocery Stores - 0.1%
Safeway, Inc. (a)	18,200	1,137,500
Retail & Wholesale, Miscellaneous - 0.8%
Best Buy Co., Inc. (a)	21,600	638,550
Home Depot, Inc.	230,100	10,512,694
		11,151,244
TOTAL RETAIL & WHOLESALE		38,465,707
SERVICES - 0.1%
Dun & Bradstreet Corp. (a)	21,450	555,019
TECHNOLOGY - 19.3%
Communications Equipment - 4.2%
CIENA Corp. (a)	100,300	8,149,375
Cisco Systems, Inc. (a)	810,060	30,984,795
Corvis Corp.	40,100	954,881
Nokia AB sponsored ADR	282,010	12,267,435
Nortel Networks Corp.	104,200	3,340,913
		55,697,399
Computer Services & Software - 7.3%
Adobe Systems, Inc.	77,000	4,480,438
America Online, Inc. (a)	131,700	4,583,160
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
Ariba, Inc. (a)	79,200	$ 4,247,100
Automatic Data Processing, Inc.	100,100	6,337,581
BEA Systems, Inc. (a)	102,300	6,886,069
BMC Software, Inc. (a)	21,900	306,600
Cadence Design Systems, Inc. (a)	116,200	3,195,500
Computer Associates International, Inc.	40,800	795,600
Electronic Data Systems Corp.	51,000	2,945,250
Interwoven, Inc. (a)	29,900	1,971,531
Microsoft Corp. (a)	552,600	23,969,025
Openwave Systems, Inc. (a)	6,800	325,975
Oracle Corp. (a)	669,400	19,454,438
PeopleSoft, Inc. (a)	128,400	4,774,875
Redback Networks, Inc. (a)	18,100	742,100
Siebel Systems, Inc. (a)	44,300	2,995,788
Sonus Networks, Inc.	37,300	941,825
VeriSign, Inc. (a)	17,037	1,263,932
VERITAS Software Corp. (a)	52,500	4,593,750
Yahoo!, Inc. (a)	62,000	1,863,875
		96,674,412
Computers & Office Equipment - 4.2%
Compaq Computer Corp.	193,000	2,904,650
Dell Computer Corp. (a)	355,900	6,206,006
EMC Corp. (a)	183,256	12,186,524
Extreme Networks, Inc. (a)	18,000	704,250
Juniper Networks, Inc. (a)	29,400	3,706,238
Network Appliance, Inc. (a)	146,700	9,416,306
Sun Microsystems, Inc. (a)	715,600	19,947,350
		55,071,324
Electronic Instruments - 0.6%
Agilent Technologies, Inc. (a)	15	821
Applied Materials, Inc. (a)	60,200	2,298,888
KLA-Tencor Corp. (a)	78,300	2,637,731
LAM Research Corp. (a)	223,700	3,243,650
		8,181,090
Electronics - 3.0%
Analog Devices, Inc. (a)	138,200	7,074,113
Broadcom Corp. Class A (a)	7,300	613,200
Intel Corp.	344,300	10,350,519
JDS Uniphase Corp. (a)	37,300	1,554,944
National Semiconductor Corp. (a)	170,500	3,431,313

	Shares	Value (Note 1)
Texas Instruments, Inc.	304,200	$ 14,411,475
Xilinx, Inc. (a)	58,100	2,679,863
		40,115,427
TOTAL TECHNOLOGY		255,739,652
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Southwest Airlines Co.	31,500	1,056,195
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	6,200	175,538
Union Pacific Corp.	72,740	3,691,555
		3,867,093
TOTAL TRANSPORTATION		4,923,288
UTILITIES - 4.7%
Cellular - 0.7%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	108,100	2,932,213
Nextel Communications, Inc. Class A (a)	172,300	4,264,425
Sprint Corp. - PCS Group Series 1 (a)	48,810	997,554
Vodafone Group PLC	122,991	440,462
		8,634,654
Electric Utility - 0.6%
AES Corp. (a)	131,400	7,276,275
Telephone Services - 3.4%
BellSouth Corp.	232,400	9,513,875
Global Crossing Ltd. (a)	146,200	2,092,489
Qwest Communications International, Inc. (a)	224,787	9,216,267
SBC Communications, Inc.	364,060	17,383,865
Sprint Corp. - FON Group	119,600	2,429,375
Verizon Communications	98,500	4,937,313
		45,573,184
TOTAL UTILITIES		61,484,113
TOTAL COMMON STOCKS (Cost $1,048,583,367)		1,168,806,010
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $380,000)	-	$ 380,000	444,600
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 6% to 6.08% 3/1/01 (d) (Cost $4,059,274)	-	$ 4,100,000	$ 4,062,280
Cash Equivalents - 11.1%
	Shares
Fidelity Cash Central Fund, 6.53% (b) (Cost $146,072,696)	146,072,696	146,072,696
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,199,095,337)		1,319,385,586
NET OTHER ASSETS - 0.3%		4,276,216
NET ASSETS - 100%		$ 1,323,661,802
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
204 S&P 500 Stock Index Contracts	March 2001	$ 68,085,000	$ (2,539,863)

The face value of futures purchased as a percentage of net assets - 5.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $444,600 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,062,280.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,740,994,911 and $2,125,572,550, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $142,071,609 and $72,325,477, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $83,202 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,205,621,153. Net unrealized appreciation aggregated $113,764,433, of which $244,999,700 related to appreciated investment securities and $131,235,267 related to depreciated investment securities.

The fund hereby designates approximately $110,900,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $30,538,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $1,199,095,337) - See accompanying schedule		$ 1,319,385,586
Cash		133,713
Receivable for investments sold		109,717
Receivable for fund shares sold		5,276,600
Dividends receivable		740,883
Interest receivable		755,505
Other receivables		1,693
Total assets		1,326,403,697
Liabilities
Payable for fund shares redeemed	$ 1,054,551
Accrued management fee	643,314
Distribution fees payable	34,043
Payable for daily variation on futures contracts	928,200
Other payables and accrued expenses	81,787
Total liabilities		2,741,895
Net Assets		$ 1,323,661,802
Net Assets consist of:
Paid in capital		$ 1,239,453,363
Undistributed net investment income		3,904,996
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,466,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		117,769,585
Net Assets		$ 1,323,661,802
Initial Class: Net Asset Value, offering price and redemption price per share ($951,874,726 ÷ 53,661,940 shares)		$17.74
Service Class: Net Asset Value, offering price and redemption price per share ($345,960,075 ÷ 19,538,882 shares)		$17.71
Service Class 2: Net Asset Value, offering price and redemption price per share ($25,827,001 ÷ 1,460,885 shares)		$17.68

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 9,638,533
Interest		5,533,290
Security lending		48,205
Total income		15,220,028
Expenses
Management fee	$ 8,986,436
Transfer agent fees	1,011,129
Distribution fees	375,299
Accounting and security lending fees	351,642
Non-interested trustees' compensation	5,366
Custodian fees and expenses	71,563
Registration fees	956
Audit	34,920
Legal	20,975
Reports to shareholders	200,470
Miscellaneous	4,343
Total expenses before reductions	11,063,099
Expense reductions	(368,954)	10,694,145
Net investment income		4,525,883
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,324,763)
Foreign currency transactions	(29,652)
Futures contracts	878,731	(32,475,684)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(256,626,898)
Assets and liabilities in foreign currencies	22,133
Futures contracts	(2,539,863)	(259,144,628)
Net gain (loss)		(291,620,312)
Net increase (decrease) in net assets resulting from operations		$ (287,094,429)
Other Information Expense reductions Directed brokerage arrangements		$ 359,793
Custodian credits		9,161
		$ 368,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 4,525,883	$ 21,853,752
Net realized gain (loss)	(32,475,684)	109,839,194
Change in net unrealized appreciation (depreciation)	(259,144,628)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(287,094,429)	76,769,847
Distributions to shareholders From net investment income	(22,196,821)	(17,518,652)
From net realized gain	(110,899,964)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(142,511,511)	140,493,459
Total increase (decrease) in net assets	(562,702,725)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $3,904,996 and $21,419,780, respectively)	$ 1,323,661,802	$ 1,886,364,527

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	13,001,624	$ 264,392,501	14,140,894	$ 318,792,928
Reinvested	5,190,172	107,280,841	2,116,413	45,714,518
Redeemed	(31,115,720)	(637,099,314)	(18,293,067)	(412,962,598)
Net increase (decrease)	(12,923,924)	$ (265,425,972)	(2,035,760)	$ (48,455,152)
Service Class Sold	6,103,794	$ 124,023,915	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,497	217,292	4,691,331
Redeemed	(2,725,190)	(55,547,216)	(1,230,823)	(27,601,312)
Net increase (decrease)	4,628,410	$ 94,285,196	8,371,609	$ 188,948,611
Service Class 2 A Sold	1,534,357	$ 30,073,097
Reinvested	361	7,444
Redeemed	(73,833)	(1,451,276)
Net increase (decrease)	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 17,993,920		$ 15,930,817
Service Class		4,201,689		1,587,835
Service Class 2 A		1,212		-
Total		$ 22,196,821		$ 17,518,652
From net realized gain Initial Class		$ 89,286,924		$ 29,783,702
Service Class		21,606,808		3,103,496
Service Class 2 A		6,232		-
Total		$ 110,899,964		$ 32,887,198
		$ 133,096,785		$ 50,405,850

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Income from Investment Operations
Net investment income	.06 D	.27 D	.26 D	.29 D	.26
Net realized and unrealized gain (loss)	(3.77)	.66	4.29	4.18	2.12
Total from investment operations	(3.71)	.93	4.55	4.47	2.38
Less Distributions
From net investment income	(.29) G	(.23)	(.21)	(.25)	-
From net realized gain	(1.41) G	(.43)	(.73)	(.35)	(.05)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)
Net asset value, end of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Total Return B, C	(17.07)%	4.27%	24.61%	29.95%	18.27%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085
Ratio of expenses to average net assets	.68%	.69%	.71%	.74%	.77%
Ratio of expenses to average net assets after expense reductions	.66% F	.68% F	.70% F	.73% F	.76% F
Ratio of net investment income to average net assets	.31%	1.20%	1.27%	1.68%	2.29%
Portfolio turnover rate	117%	42%	29%	26%	28%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(3.76)	.66	4.30	.73
Total from investment operations	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.28) G	(.22)	(.21)	-
From net realized gain	(1.41) G	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C	(17.13)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.79%	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.76% F	.78% F	.79% F	.83% A, F
Ratio of net investment income to average net assets	.21%	1.09%	1.16%	1.72% A
Portfolio turnover rate	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income E	.01
Net realized and unrealized gain (loss)	(3.34)
Total from investment operations	(3.33)
Less Distributions
From net investment income	(.28) G
From net realized gain	(1.41) G
Total distributions	(1.69)
Net asset value, end of period	$ 17.68
Total Return B, C	(15.74)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,827
Ratio of expenses to average net assets	.95% A
Ratio of expenses to average net assets after expense reductions	.93% A, F
Ratio of net investment income to average net assets	.04% A
Portfolio turnover rate	117%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: High Income - Service Class	-22.68%	1.40%	9.81%
ML High Yield Master II	-5.12%	4.76%	11.12%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: High Income Portfolio - Service Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $25,491 - a 154.91% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,697 - a 186.97% increase.

Investment Summary

Top Five Holdings as of December 31, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.3
XO Communications, Inc.	4.2
Allied Waste North America, Inc.	2.5
CSC Holdings, Inc.	2.5
EchoStar Communications Corp.	2.2
16.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Utilities	31.9
Media & Leisure	25.6
Basic Industries	7.5
Energy	4.9
Technology	4.9
Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.0
Baa	0.0
Ba	8.3
B	46.6
Caa, Ca, C	13.8
Not Rated	3.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2000 account for 3.3% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Barry Coffman,
Portfolio Manager of
High Income Portfolio

Q. How did the fund perform, Barry?

A. It was a tough period for both the high-yield market and the fund. For the 12-month period that ended December 31, 2000, the fund significantly lagged the -5.12% return of the Merrill Lynch High Yield Master II Index.

Q. What caused the high-yield market to decline in 2000?

A. The dismal performance stemmed from a combination of factors, including rising bankruptcies among high-yield companies and increasing recession fears as the economy slowed. Demand for high-yield bonds was weak as evidenced by the net outflow of more than $10 billion from high-yield mutual funds. The significant growth of issuance from companies in the emerging telecommunications, technology and cable sectors made the market more sensitive to the downtrend in the stock market, particularly the NASDAQ, which also contributed to the market's poor performance.

Q. Why did the fund lag the index by such a wide margin?

A. Weak market environments generally result in a flight to quality, and that phenomenon was particularly pronounced during the period. The fund's overweighted position in lower-rated securities - particularly telecommunications and technology holdings - hurt performance. Many need incremental capital to fund out their business plans and the depressed prices of their securities put these companies at significant risk of running out of funds. I wasn't willing to throw in the towel and sell holdings at distressed levels, especially those that I believed remained fundamentally sound and would have access to capital in the future. Although I regret not paring back some of our telecommunications holdings when the market began to weaken in the summer, many of these securities began to rebound in December.

Q. Which of the fund's telecommunications holdings were hardest hit?

A. Competitive local exchange carriers (CLECs), which provide voice and data service to business customers, were among the poorest performers. For example, ICG was an early disappointment. It suffered initially from weaker-than-expected results, which led to an inability to raise additional capital, a wholesale turnover in management and, ultimately, its bankruptcy filing. That cast a pall over the entire CLEC sector, causing holdings such as WinStar and XO Communications (formerly Nextlink) to stumble. The overall weakness in the market hurt all companies that had significant capital needs, including international cable companies such as UnitedGlobalCom and NTL. In addition, companies that provide digital subscriber lines (DSL) - such as Covad Communications, Rhythms NetConnections and NorthPoint - also suffered substantial losses. While the demand for their services remained strong, they encountered trouble when some of the Internet service providers that distribute their services experienced difficulties.

Q. Where were the bright spots during the year?

A. Health care and energy were the best-performing sectors during the year. The bonds of HMO Oxford Health performed quite well when it posted strong gains thanks to control of its administrative and medical costs. In addition, the fund's holdings in kidney dialysis service provider Total Renal Care performed well when new management successfully turned the company around. Our stock holdings in Allied Waste, a large solid waste company, also did well thanks to its improving financial results.

Q. What's ahead for the high-yield market?

A. Considering how difficult last year was, it may be surprising that I'm very optimistic about 2001. The average high-yield bond is selling in the high 70s as a percentage of par - or face - value, with yields nearing 9% more than U.S. Treasury securities. These factors and others indicate that the market anticipates a tough time ahead, both from an economic and individual company standpoint. But many high-yield bonds are poised to do well if market conditions improve, as I believe they will. The market currently forecasts a default rate that exceeds the rate experienced in 1991 when we were in the midst of a recession and suffering through the bankruptcy of the largest high-yield dealer in the marketplace. In my view, bonds are priced with the worst-case scenario in mind. Actions by the Federal Reserve Board to cut interest rates should be very positive for the high-yield market, improving confidence and making credit more readily available.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high level of current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2000, more than $1.6 billion

Manager: Barry Coffman, since 1990; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Corporate Bonds - 68.6%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 2.5%
HEALTH - 0.9%
Medical Facilities Management - 0.9%
Total Renal Care Holdings, Inc.:
7% 5/15/09 (f)	B3	$ 13,370,000	$ 11,097,100
7% 5/15/09	B3	5,000,000	4,150,000
			15,247,100
MEDIA & LEISURE - 1.6%
Broadcasting - 1.6%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	Caa2	35,665,000	26,659,588
TOTAL CONVERTIBLE BONDS			41,906,688
Nonconvertible Bonds - 66.1%
BASIC INDUSTRIES - 7.0%
Chemicals & Plastics - 4.9%
Acetex Corp. yankee 9.75% 10/1/03	B3	4,000,000	3,640,000
Avecia Group PLC 11% 7/1/09	B2	8,470,000	8,385,300
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	3,000,000
Georgia Gulf Corp. 10.375% 11/1/07	B1	3,470,000	3,227,100
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	10,240,000	6,041,600
9.5% 7/1/07 (f)	B2	33,195,000	19,585,050
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	12,390,000	11,894,400
Huntsman ICI Holdings LLC 0% 12/31/09	B3	21,602,000	5,940,550
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3	3,740,000	3,627,800
Series B, 9.875% 5/1/07	Ba3	9,420,000	9,090,300
10.875% 5/1/09	B2	6,005,000	5,644,700
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	6,328,000	3,164,000
			83,240,800
Metals & Mining - 0.2%
Kaiser Aluminum & Chemical Corp. 9.875% 2/15/02	B2	3,660,000	3,220,800
Packaging & Containers - 1.5%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	14,080,000	8,729,600
9.75% 6/15/07	Caa1	7,285,000	4,589,550
Packaging Corp. of America 9.625% 4/1/09	B1	12,050,000	12,441,625
			25,760,775

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper & Forest Products - 0.4%
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	$ 4,915,000	$ 3,882,850
Riverwood International Corp. 10.25% 4/1/06	B3	1,920,000	1,910,400
Stone Container Corp. 12.58% 8/1/16 (g)	B2	1,150,000	1,161,500
			6,954,750
TOTAL BASIC INDUSTRIES			119,177,125
CONSTRUCTION & REAL ESTATE - 1.9%
Building Materials - 0.8%
American Standard, Inc. 7.375% 4/15/05	Ba2	8,425,000	8,151,188
International Utility Structures, Inc. 10.75% 2/1/08	Caa1	9,200,000	5,060,000
			13,211,188
Real Estate - 1.1%
LNR Property Corp.:
9.375% 3/15/08	B1	13,465,000	12,185,825
10.5% 1/15/09	B1	7,040,000	6,652,800
			18,838,625
TOTAL CONSTRUCTION & REAL ESTATE			32,049,813
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Polymer Group, Inc.:
8.75% 3/1/08	B3	940,000	601,600
9% 7/1/07	B3	5,125,000	3,382,500
			3,984,100
ENERGY - 4.1%
Coal - 0.5%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	7,680,000	7,641,600
Energy Services - 0.6%
Cliffs Drilling Co.:
Series B, 10.25% 5/15/03	Ba3	3,160,000	3,239,000
Series D, 10.25% 5/15/03	Ba3	2,500,000	2,562,500
DI Industries, Inc. 8.875% 7/1/07	B1	960,000	931,200
Ocean Rig Norway AS 10.25% 6/1/08	B3	4,550,000	3,958,500
			10,691,200
Oil & Gas - 3.0%
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	3,670,000	3,596,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Chesapeake Energy Corp.:
Series B:
7.875% 3/15/04	B2	$ 4,086,000	$ 3,963,420
9.625% 5/1/05	B2	9,460,000	9,696,500
8.5% 3/15/12	B2	2,635,000	2,397,850
9.125% 4/15/06	B2	4,555,000	4,600,550
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	9,820,000	9,844,550
9.25% 4/1/07	B2	1,480,000	1,498,500
Nuevo Energy Co. 9.375% 10/1/10 (f)	B1	2,000,000	2,000,000
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,860,000	5,830,700
Series D, 10.25% 3/15/06	B2	4,585,000	4,562,075
10.25% 3/15/06 (f)	B2	3,020,000	3,050,200
			51,040,945
TOTAL ENERGY			69,373,745
FINANCE - 0.2%
Credit & Other Finance - 0.2%
Delta Financial Corp. 9.5% 8/1/04	Caa2	1,350,000	607,500
Metris Companies, Inc. 10.125% 7/15/06	Ba3	2,805,000	2,356,200
PX Escrow Corp. 0% 2/1/06 (d)	Caa1	3,190,000	797,500
			3,761,200
Insurance - 0.0%
Conseco, Inc. 8.75% 2/9/04	B1	960,000	672,000
TOTAL FINANCE			4,433,200
HEALTH - 0.6%
Medical Facilities Management - 0.6%
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	11,630,000	1,163
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1	4,020,000	4,356,675
8.125% 12/1/08	Ba3	1,080,000	1,085,400
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	3,640,000	3,849,300
			9,292,538

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Industrial Machinery & Equipment - 0.3%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	$ 2,800,000	$ 1,344,000
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa3	11,470,000	458,800
Thermadyne Manufacturing LLC 9.875% 6/1/08	Caa2	4,130,000	2,684,500
Tokheim Corp. 11.375% 8/1/08 (c)	-	9,030,000	1,219,050
			5,706,350
Pollution Control - 2.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,870,000	1,795,200
10% 8/1/09	B2	29,250,000	27,495,000
Envirosource, Inc.:
Series B, 9.75% 6/15/03	Caa3	4,900,000	1,470,000
9.75% 6/15/03	Caa3	16,511,000	4,953,300
			35,713,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			41,419,850
MEDIA & LEISURE - 20.2%
Broadcasting - 15.4%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	11,160,000	10,099,800
10.25% 1/15/10	B2	6,385,000	6,241,338
Citadel Broadcasting Co. 9.25% 11/15/08	B3	3,110,000	2,993,375
Diamond Cable Communications PLC yankee:
0% 2/15/07 (d)	B2	12,341,000	7,836,535
11.75% 12/15/05	B2	9,875,000	8,640,625
Earthwatch, Inc. 0% 7/15/07 (d)	-	16,560,000	9,936,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	18,285,000	17,827,875
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	9,125,000	7,071,875
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (d)	B2	210,000	180,600
Golden Sky DBS, Inc. 0% 3/1/07 (d)	Caa1	20,640,000	11,455,200
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	1,945,000	1,264,250
International Cabletel, Inc. Series B, 0% 2/1/06 (d)	B2	24,504,000	21,318,480
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
LIN Holdings Corp. 0% 3/1/08 (d)	B3	$ 8,678,000	$ 6,204,770
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa2	9,320,000	699,000
NTL Communications Corp. 11.5% 10/1/08	B3	10,080,000	8,870,400
NTL, Inc. 0% 4/1/08 (d)	B3	10,900,000	5,995,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	4,851,625
Pegasus Communications Corp.:
9.625% 10/15/05	B3	3,655,000	3,408,288
9.75% 12/1/06	B3	1,190,000	1,109,675
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	20,460,000	12,889,800
11.28% 6/30/04 (f)(g)	B1	10,954,000	9,584,750
Spectrasite Holdings, Inc.:
0% 4/15/09 (d)	B3	19,720,000	10,747,400
10.75% 3/15/10	B3	3,270,000	2,910,300
12.5% 11/15/10 (f)	B3	4,000,000	3,960,000
Telewest PLC 11% 10/1/07	B1	19,442,000	16,963,145
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	40,240,000	26,960,800
Series D, 0% 5/15/06 (d)	B2	5,620,000	3,765,400
United International Holdings, Inc. 0% 2/15/08 (d)	B3	41,521,000	17,854,030
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	23,795,000	6,900,550
10.875% 8/1/09	B2	13,240,000	8,473,600
11.25% 2/1/10	B2	6,005,000	3,903,250
11.5% 2/1/10	B2	1,210,000	810,700
			261,728,436
Entertainment - 2.3%
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa2	11,875,000	4,750,000
Mandalay Resort Group:
9.5% 8/1/08	Ba2	4,000,000	4,000,000
10.25% 8/1/07	Ba3	7,600,000	7,505,000
MGM Mirage, Inc. 9.75% 6/1/07	Ba2	5,940,000	6,207,300

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	$ 8,080,000	$ 8,140,600
Premier Parks, Inc. 9.25% 4/1/06	B3	8,495,000	8,112,725
			38,715,625
Lodging & Gaming - 1.8%
Circus Circus Enterprises, Inc. 9.25% 12/1/05	Ba3	1,180,000	1,156,400
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	6,250,000	5,687,500
HMH Properties, Inc. Series A, 7.875% 8/1/05	Ba2	2,965,000	2,846,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	8,070,000	7,827,900
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,060,000	5,938,800
Station Casinos, Inc. 8.875% 12/1/08	B1	595,000	583,100
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	6,195,000	6,164,025
			30,204,125
Restaurants - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	11,925,000	10,911,375
NE Restaurant, Inc. 10.75% 7/15/08	B3	1,520,000	912,000
			11,823,375
TOTAL MEDIA & LEISURE			342,471,561
NONDURABLES - 0.5%
Household Products - 0.5%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	9,120,000	3,420,000
AKI, Inc. 10.5% 7/1/08	B2	6,960,000	5,359,200
			8,779,200
RETAIL & WHOLESALE - 0.8%
Apparel Stores - 0.6%
Mothers Work, Inc. 12.625% 8/1/05	B3	12,545,000	10,914,150
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	18,870,000	188,700
			11,102,850
Drug Stores - 0.2%
Rite Aid Corp. 10.5% 9/15/02 (f)	Caa1	4,285,000	2,785,250
Grocery Stores - 0.0%
Jitney-Jungle Stores of America, Inc. 12% 3/1/06 (c)	-	2,590,000	19,425
TOTAL RETAIL & WHOLESALE			13,907,525
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - 1.5%
Leasing & Rental - 0.0%
United Rentals, Inc. 9% 4/1/09	B2	$ 590,000	$ 438,075
Printing - 1.2%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	19,846,200
Services - 0.3%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	2,470,000	172,900
Apcoa, Inc. 9.25% 3/15/08	Caa1	17,070,000	5,462,400
			5,635,300
TOTAL SERVICES			25,919,575
TECHNOLOGY - 4.2%
Computer Services & Software - 2.2%
Colo.com 13.875% 3/15/10 unit (f)	-	12,770,000	8,045,100
Concentric Network Corp. 12.75% 12/15/07	B	12,760,000	10,973,600
Covad Communications Group, Inc.:
12% 2/15/10	Caa1	4,805,000	1,129,175
12.5% 2/15/09	Caa1	7,684,000	1,921,000
Exodus Communications, Inc.:
10.75% 12/15/09	B3	9,685,000	8,232,250
11.625% 7/15/10 (f)	B3	8,430,000	7,502,700
			37,803,825
Computers & Office Equipment - 0.3%
Globix Corp. 12.5% 2/1/10	B-	14,995,000	5,248,250
Electronic Instruments - 0.8%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	15,085,000	12,973,100
Electronics - 0.9%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,040,000	2,508,000
Knowles Electronics Holdings, Inc. 13.125% 10/15/09	B3	3,500,000	3,255,000
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	10,000,000	8,200,000
Viasystems, Inc. 9.75% 6/1/07	B3	2,000,000	1,580,000
			15,543,000
TOTAL TECHNOLOGY			71,568,175

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TRANSPORTATION - 0.2%
Railroads - 0.2%
Kansas City Southern Railway Co. 9.5% 10/1/08 (f)	Ba2	$ 3,070,000	$ 3,146,750
UTILITIES - 22.3%
Cellular - 10.9%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	8,870,000	5,011,550
Crown Castle International Corp.:
0% 11/15/07 (d)	B3	8,025,000	6,319,688
10.75% 8/1/11	B3	6,195,000	6,442,800
Dobson Communications Corp. 10.875% 7/1/10	B3	9,805,000	9,608,900
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	20,325,000	20,020,125
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	30,735,000	18,441,000
Metrocall, Inc.:
9.75% 11/1/07	B3	4,200,000	798,000
10.375% 10/1/07	B3	11,330,000	2,152,700
11% 9/15/08	B3	2,280,000	433,200
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	34,520,000	27,098,200
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	13,514,250
12% 11/1/08	B1	2,495,000	2,619,750
Nextel International, Inc.:
0% 4/15/08 (d)	Caa1	21,475,000	10,737,500
12.75% 8/1/10 (f)	Caa1	17,525,000	14,107,625
Orbital Imaging Corp.:
11.625% 3/1/05	CCC	7,110,000	1,208,700
11.625% 3/1/05	CCC	3,680,000	625,600
Orion Network Systems, Inc.:
0% 1/15/07 (d)	B2	9,030,000	2,257,500
11.25% 1/15/07	B2	5,800,000	1,856,000
PageMart Nationwide, Inc. 15% 2/1/05	B3	23,040,000	13,824,000
ProNet, Inc. 11.875% 6/15/05	B3	1,180,000	295,000
TeleCorp PCS, Inc. 0% 4/15/09 (d)	B3	11,905,000	8,125,163
Telesystem International Wireless, Inc. yankee:
Series B, 0% 6/30/07 (d)	Caa1	20,940,000	8,585,400
0% 11/1/07 (d)	Caa1	21,630,000	6,705,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Tritel PCS, Inc. 0% 5/15/09 (d)	B3	$ 4,175,000	$ 2,839,000
Triton PCS, Inc. 0% 5/1/08 (d)	B3	920,000	726,800
			184,353,751
Electric Utility - 1.8%
AES Corp.:
8.5% 11/1/07	Ba3	4,740,000	4,574,100
8.75% 12/15/02	Ba1	7,000,000	7,035,000
9.375% 9/15/10	Ba1	10,770,000	11,012,325
CMS Energy Corp. 9.875% 10/15/07	Ba3	7,945,000	8,262,800
			30,884,225
Telephone Services - 9.6%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	11,359,000	7,014,183
Asia Global Crossing Ltd. 13.375% 10/15/10 (f)	B2	8,880,000	7,659,000
AXXENT, Inc. 15% 12/30/04 (h)	-	17,227,552	11,197,909
Bestel SA de CV 0% 5/15/05 (d)	-	5,075,000	2,943,500
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	41,865,000	3,767,850
Flag Telecom Holdings Ltd. 11.625% 3/30/10	B2	4,000,000	3,120,000
Global Crossing Holdings Ltd. 9.5% 11/15/09	Ba2	9,620,000	9,090,900
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	14,940,000	11,055,600
12% 11/1/07	Caa1	3,600,000	1,728,000
12.25% 9/1/04	B3	4,680,000	3,650,400
ICG Holdings, Inc.:
0% 5/1/06 (c)(d)	Ca	7,545,000	754,500
13.5% 9/15/05 (c)	Ca	21,190,000	2,330,900
ICG Services, Inc.:
0% 2/15/08 (c)(d)	Ca	22,030,000	1,762,400
0% 5/1/08 (c)(d)	Ca	2,890,000	231,200
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (f)	B1	6,395,000	6,602,838
Intermedia Communications, Inc.:
0% 7/15/07 (d)	B2	7,235,000	4,341,000
8.6% 6/1/08	B2	450,000	315,000
8.875% 11/1/07	B2	1,130,000	791,000
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	25,355,000	2,852,438
13.5% 5/15/09	Caa2	7,875,000	2,283,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	$ 16,175,000	$ 13,587,000
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	10,025,000	4,060,125
10.75% 11/15/08	B3	4,450,000	3,671,250
10.75% 6/1/09	B2	6,580,000	5,428,500
Pathnet, Inc. 12.25% 4/15/08	-	20,255,000	2,025,500
Rhythms NetConnections, Inc.:
Series B:
0% 5/15/08 (d)	Caa1	20,810,000	2,705,300
14% 2/15/10	Caa1	7,810,000	2,108,700
12.75% 4/15/09	Caa1	8,475,000	2,457,750
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	Caa3	6,406,000	320,300
RSL Communications PLC 9.875% 11/15/09	Caa3	6,815,000	340,750
Teligent, Inc. 11.5% 12/1/07	Caa1	12,310,000	1,600,300
WinStar Communications, Inc.:
0% 4/15/10 (d)	B3	20,039,000	6,011,700
12.5% 4/15/08	B3	21,685,000	15,396,350
12.75% 4/15/10	B3	22,308,000	15,615,600
Worldwide Fiber, Inc. 12% 8/1/09	B3	5,780,000	4,277,200
			163,098,693
TOTAL UTILITIES			378,336,669
TOTAL NONCONVERTIBLE BONDS			1,123,859,826
TOTAL CORPORATE BONDS (Cost $1,611,694,907)			1,165,766,514
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $3,223,982)	Ba2	2,920,000	2,087,800
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (f)	Ba1	4,750,000	3,418,516
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	4,853,632	4,874,867
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.375% 4/25/21 (g)	Caa1	$ 2,245,825	$ 1,796,660
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (f)	-	1,350,000	113,805
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3172% 11/18/31 (f)(g)	Ba1	4,500,000	3,607,031
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30	BB	4,500,000	3,637,969
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30	BB+	2,553,000	1,824,597
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (f)(g)	-	2,200,000	2,053,563
Series 1998-ST1A Class B1A, 9.3698% 1/15/03 (f)(g)	-	4,000,000	4,268,125
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	2,600,000	2,137,586
Series 1995-C1 Class F, 7.375% 9/25/24 (f)	-	2,000,000	1,684,141
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,511,704)			29,416,860
Common Stocks - 5.3%
	Shares
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	340	680
Iron & Steel - 0.0%
AK Steel Holding Corp.	6,500	56,875
Packaging & Containers - 0.5%
Packaging Corp. of America	464,200	7,485,225
TOTAL BASIC INDUSTRIES		7,542,780
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
International Utility Structures, Inc. unit (a)	2,500	1,125,000
Real Estate - 0.3%
LNR Property Corp.	248,600	5,469,200

	Shares	Value (Note 1)
Real Estate Investment Trusts - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	$ 1
Class B (h)	19,817	0
		1
TOTAL CONSTRUCTION & REAL ESTATE		6,594,201
DURABLES - 0.3%
Textiles & Apparel - 0.3%
Arena Brands Holdings Corp. Class B (a)	48,889	1,222,225
Polymer Group, Inc.	628,300	3,377,113
		4,599,338
ENERGY - 0.8%
Oil & Gas - 0.8%
Plains Resources, Inc. (a)	674,400	14,246,700
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Arcadia Financial Ltd. warrants 3/15/07 (a)	498	1
Delta Financial Corp. warrants 12/31/10 (a)	14,310	143
		144
Securities Industry - 0.0%
ECM Corp. LP (f)	3,000	252,000
TOTAL FINANCE		252,144
HEALTH - 0.0%
Medical Equipment & Supplies - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	0
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Industrial Machinery & Equipment - 0.1%
Terex Corp. (a)	90,000	1,456,875
Pollution Control - 0.7%
Allied Waste Industries, Inc. (a)	873,000	12,713,063
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		14,169,938
MEDIA & LEISURE - 1.1%
Broadcasting - 0.8%
Benedek Communications Corp. warrants 7/1/07 (a)	57,600	2,880
Citadel Communications Corp. (a)	152,400	1,828,800
CS Wireless Systems, Inc. (a)(f)	1,024	10
EchoStar Communications Corp. Class A (a)	456,700	10,389,925
Pegasus Communications Corp. (a)	50,000	1,287,500
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	26,805	26,805
		13,535,920
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - 0.3%
Six Flags, Inc. (a)	300,000	$ 5,156,250
Lodging & Gaming - 0.0%
Harrah's Entertainment, Inc. (a)	8,600	226,825
Motels of America, Inc. (a)	3,000	36,000
		262,825
TOTAL MEDIA & LEISURE		18,954,995
RETAIL & WHOLESALE - 0.6%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(e)	294,100	2,922,619
Mothers Work, Inc. (a)(h)	2,952	29,336
		2,951,955
Grocery Stores - 0.4%
Pathmark Stores, Inc. (a)	440,657	7,270,841
TOTAL RETAIL & WHOLESALE		10,222,796
TECHNOLOGY - 0.6%
Computer Services & Software - 0.0%
DecisionOne Corp. (a)	16,846	168
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	9,890	1
Class B warrants 4/18/07 (a)	17,041	2
Class C warrants 4/18/07 (a)	10,108	1
Vast Solutions, Inc.:
Class B1 (a)	12,160	122
Class B2 (a)	12,160	122
Class B3 (a)	12,160	122
		538
Computers & Office Equipment - 0.0%
Ampex Corp. Class A (a)	9,600	3,600
Electronics - 0.6%
Fairchild Semiconductor International, Inc. Class A (a)	750,000	10,828,125
Insilco Corp. warrants 8/15/07 (a)	7,380	7
		10,828,132
TOTAL TECHNOLOGY		10,832,270
UTILITIES - 0.2%
Cellular - 0.1%
Arch Wireless, Inc. (a)	256,040	160,025
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	45,930	68,895
warrants 1/15/07 (CV ratio .6) (a)	5,585	11,170
McCaw International Ltd. warrants 4/16/07 (a)(f)	42,305	423,050
WebLink Wireless, Inc. Class A (a)	273,934	941,648
		1,604,788

	Shares	Value (Note 1)
Telephone Services - 0.1%
AXXENT, Inc. Class B (a)	448,319	$ 352,866
Bestel SA de CV warrants 5/13/05 (a)(f)	8,075	888,250
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	12,650	25,300
Pathnet, Inc. warrants 4/15/08 (a)(f)	20,255	202,550
		1,468,966
TOTAL UTILITIES		3,073,754
TOTAL COMMON STOCKS (Cost $118,180,589)		90,488,916
Preferred Stocks - 12.5%

Convertible Preferred Stocks - 0.8%
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
Earthwatch, Inc. Series C, $0.2975 (f)	813,014	203,254
UTILITIES - 0.8%
Telephone Services - 0.8%
Global Crossing Ltd. $6.375	250,000	12,797,000
TOTAL CONVERTIBLE PREFERRED STOCKS		13,000,254
Nonconvertible Preferred Stocks - 11.7%
CONSTRUCTION & REAL ESTATE - 0.7%
Building Materials - 0.1%
International Utility Structures, Inc. $130.00 pay-in-kind (f)	921	414,450
Real Estate Investment Trusts - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	63,170
mezzanine (h)	79,800	1,039,804
senior (h)	79,800	9,499,254
		10,602,228
TOTAL CONSTRUCTION & REAL ESTATE		11,016,678
FINANCE - 0.5%
Insurance - 0.5%
American Annuity Group Capital Trust II $88.75	8,910	8,903,924
MEDIA & LEISURE - 2.5%
Broadcasting - 2.5%
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	200,061	21,006,405
Series M, $11.125 pay-in-kind	209,121	21,748,584
Granite Broadcasting Corp. $127.50 pay-in-kind	4,812	529,320
		43,284,309
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TECHNOLOGY - 0.0%
Computers & Office Equipment - 0.0%
Ampex Corp. 8% non-cumulative	410	$ 639,600
UTILITIES - 8.0%
Cellular - 4.3%
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	39,538	36,770,340
Series E, $111.25 pay-in-kind	43,620	36,204,600
		72,974,940
Telephone Services - 3.7%
Adelphia Business Solution, Inc. Series B, $128.75 pay-in-kind	3,183	700,260
e.spire Communications, Inc. $127.50 pay-in-kind	18,283	2,376,790
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	22,378	11,189,000
XO Communications, Inc.:
$135.00 pay-in-kind	25,905	10,362,000
$7.00 pay-in-kind	1,198,675	38,357,592
		62,985,642
TOTAL UTILITIES		135,960,582
TOTAL NONCONVERTIBLE PREFERRED STOCKS		199,805,093
TOTAL PREFERRED STOCKS (Cost $292,561,841)		212,805,347
Floating Rate Loans - 2.0%
Moody's Ratings (unaudited) (b)		Principal Amount
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Synthetic Industries, Inc. term loan 17% 6/14/08 (g)	-	$ 3,600,000	2,880,000
HEALTH - 0.1%
Medical Facilities Management - 0.1%
DaVita, Inc. term loan 10.5032% 3/31/06 (g)	Ba2	2,302,790	2,282,640
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Pollution Control - 0.8%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (g)	Ba3	6,603,304	6,273,139
Tranche C term loan 9.6896% 7/21/07 (g)	Ba3	7,923,968	7,527,770
			13,800,909

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (g)	Ba3	$ 2,500,000	$ 2,487,500
TECHNOLOGY - 0.1%
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (g)	-	1,984,314	1,984,314
UTILITIES - 0.6%
Cellular - 0.6%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (g)	B2	5,000,000	5,050,000
VoiceStream PCS Holding LLC Tranche B term loan 9.64% 2/25/09 (g)	B+	5,000,000	4,937,500
			9,987,500
TOTAL FLOATING RATE LOANS (Cost $33,976,660)			33,422,863
Cash Equivalents - 10.2%
	Maturity Amount
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01	$ 3,000,166	2,999,000
(U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01	169,993,428	169,879,000
TOTAL CASH EQUIVALENTS (Cost $172,878,000)		172,878,000
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,260,027,683)		1,706,866,300
NET OTHER ASSETS - (0.4)%		(7,324,640)
NET ASSETS - 100%		$ 1,699,541,660
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 112,038	$ -	$ 2,922,619

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $169,401,721 or 10.0%
of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Mothers Work, Inc.	6/18/98	$ 26,172
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,367,610,429 and $1,583,710,355.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $18,227 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule144A issues) amounted to $30,029,474 or 1.8% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $6,134,667. The weighted average interest rate was 6.62%. Interest earned from the interfund lending program amounted to $3,385 and is included in interest income on the Statement of Operations.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $10,243,000. The weighted average interest rate was 6.73%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	2.7
United Kingdom	2.5
Bermuda	2.0
Mexico	1.7
Luxembourg	1.6
Netherlands	1.1
Others (individually less than 1%)	0.2
100.0%
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.0%	BBB	0.0%
Ba	8.0%	BB	8.9%
B	45.2%	B	49.2%
Caa	13.4%	CCC	4.8%
Ca, C	0.3%	CC, C	0.0%
		D	0.4%
The percentage not rated by Moody's or S&P amounted to 3.4%. FMR has determined that unrated debt securities that are lower quality account for 3.3% of the total value of investment in securities.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,262,350,673. Net unrealized depreciation aggregated $555,484,373, of which $32,501,399 related to appreciated investment securities and $587,985,772 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $456,970,000 of which $78,331,000 and $378,639,000 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $172,878,000) (cost $2,260,027,683) - See accompanying schedule		$ 1,706,866,300
Cash		81,618
Receivable for investments sold		909,291
Receivable for fund shares sold		9,259,795
Dividends receivable		1,669,497
Interest receivable		33,004,370
Other receivables		257,620
Total assets		1,752,048,491
Liabilities
Payable for investments purchased	$ 23,028,672
Payable for fund shares redeemed	28,463,937
Accrued management fee	796,357
Distribution fees payable	19,345
Other payables and accrued expenses	198,520
Total liabilities		52,506,831
Net Assets		$ 1,699,541,660
Net Assets consist of:
Paid in capital		$ 2,419,459,983
Undistributed net investment income		308,860,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(475,617,452)
Net unrealized appreciation (depreciation) on investments		(553,161,383)
Net Assets		$ 1,699,541,660
Initial Class: Net Asset Value, offering price and redemption price per share ($1,467,250,179 ÷ 179,380,928 shares)		$8.18
Service Class: Net Asset Value, offering price and redemption price per share ($227,549,270 ÷ 27,906,721 shares)		$8.15
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,742,211 ÷ 583,022 shares)		$8.13

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,803,470
Interest		221,810,581
Total income		255,614,051
Expenses
Management fee	$ 12,209,629
Transfer agent fees	1,360,229
Distribution fees	254,922
Accounting fees and expenses	579,071
Non-interested trustees' compensation	9,908
Custodian fees and expenses	64,035
Registration fees	4,288
Audit	49,611
Legal	18,749
Interest	5,745
Miscellaneous	74,925
Total expenses before reductions	14,631,112
Expense reductions	(46,930)	14,584,182
Net investment income		241,029,869
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $45,477 on sales of investments in affiliated issuers)	(394,807,789)
Foreign currency transactions	(1,885)	(394,809,674)
Change in net unrealized appreciation (depreciation) on investment securities		(345,968,584)
Net gain (loss)		(740,778,258)
Net increase (decrease) in net assets resulting from operations		$ (499,748,389)
Other Information Expense reductions Directed brokerage arrangements		$ 31,769
Custodian credits		15,161
		$ 46,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 241,029,869	$ 247,259,596
Net realized gain (loss)	(394,809,674)	(96,179,624)
Change in net unrealized appreciation (depreciation)	(345,968,584)	55,361,896
Net increase (decrease) in net assets resulting from operations	(499,748,389)	206,441,868
Distributions to shareholders From net investment income	(160,774,241)	(232,085,602)
From net realized gain	-	(6,657,693)
In excess of net realized gain	-	(877,958)
Total distributions	(160,774,241)	(239,621,253)
Share transactions - net increase (decrease)	(151,517,210)	66,219,533
Total increase (decrease) in net assets	(812,039,840)	33,040,148
Net Assets
Beginning of period	2,511,581,500	2,478,541,352
End of period (including undistributed net investment income of $308,860,512 and $245,962,442, respectively)	$ 1,699,541,660	$ 2,511,581,500
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	68,262,740	$ 656,033,666	101,971,137	$ 1,140,554,728
Reinvested	13,813,362	144,073,366	20,936,841	226,536,621
Redeemed	(102,114,895)	(1,010,388,142)	(127,141,526)	(1,424,987,101)
Net increase (decrease)	(20,038,793)	$ (210,281,110)	(4,233,548)	$ (57,895,752)
Service Class Sold	14,344,038	$ 139,520,383	15,936,772	$ 177,176,136
Reinvested	1,603,673	16,694,232	1,211,540	13,084,632
Redeemed	(10,538,595)	(102,893,478)	(5,904,384)	(66,145,483)
Net increase (decrease)	5,409,116	$ 53,321,137	11,243,928	$ 124,115,285
Service Class 2 A Sold	583,490	$ 5,445,535
Reinvested	639	6,643
Redeemed	(1,107)	(9,415)
Net increase (decrease)	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 144,073,366		$ 219,412,458
Service Class		16,694,232		12,673,144
Service Class 2 A		6,643		-
Total		$ 160,774,241		$ 232,085,602
From net realized gain Initial Class		$ -		$ 6,294,147
Service Class		-		363,546
Service Class 2 A		-		-
Total		$ -		$ 6,657,693
In excess of net realized gain Initial Class		$ -		$ 830,017
Service Class		-		47,941
Service Class 2 A		-		-
Total		$ -		$ 877,958
		$ 160,774,241		$ 239,621,253

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050
Income from Investment Operations
Net investment income	1.123 D	1.095 D	1.111 D	1.124 D	.927
Net realized and unrealized gain (loss)	(3.513)	(.195)	(1.591)	.936	.643
Total from investment operations	(2.390)	.900	(.480)	2.060	1.570
Less Distributions
From net investment income	(.750)	(1.075) G	(.970)	(.890)	(.920)
From net realized gain	-	(.030) G	(.600)	(.110)	(.180)
In excess of net realized gain	-	(.005) G	-	-	-
Total distributions	(.750)	(1.110)	(1.570)	(1.000)	(1.100)
Net asset value, end of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Total Return B, C	(22.54)%	8.25%	(4.33)%	17.67%	14.03%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516	$ 1,588,822
Ratio of expenses to average net assets	.68%	.69%	.70%	.71%	.71%
Ratio of net investment income to average net assets	11.38%	9.80%	9.14%	8.88%	9.09%
Portfolio turnover rate	68%	82%	92%	118%	123%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income D	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.740)	(1.075) G	(.970)	-
From net realized gain	-	(.030) G	(.600)	-
In excess of net realized gain	-	(.005) G	-	-
Total distributions	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C	(22.68)%	8.08%	(4.34)%	1.42%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Ratio of expenses to average net assets	.78%	.79%	.82%	.81% A
Ratio of expenses to average net assets after expense reductions	.78%	.79%	.82%	.80% A, F
Ratio of net investment income to average net assets	11.28%	9.69%	9.51%	10.75% A
Portfolio turnover rate	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.140
Income from Investment Operations
Net investment income D	.936
Net realized and unrealized gain (loss)	(3.206)
Total from investment operations	(2.270)
Less Distributions
From net investment income	(.740)
Net asset value, end of period	$ 8.130
Total Return B, C	(21.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,742
Ratio of expenses to average net assets	1.01% A
Ratio of net investment income to average net assets	11.04% A
Portfolio turnover rate	68%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of service class shares took place on July 7, 2000. Performance for service class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Service Class	-9.35%	17.97%	16.94%
S&P 500 ®	-9.10%	18.33%	17.30%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class on August 27, 1992, when the fund started. As the chart shows, by December 31, 2000 the value of the investment would have been $36,949 - a 269.49% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $37,896 - a 278.96% increase.

Investment Summary

Top Ten Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	4.0
Exxon Mobil Corp.	2.6
Pfizer, Inc.	2.5
Cisco Systems, Inc.	2.3
Citigroup, Inc.	2.2
Wal-Mart Stores, Inc.	2.0
Microsoft Corp.	2.0
American International Group, Inc.	1.9
Merck & Co., Inc.	1.8
Intel Corp.	1.7
23.0
Top Ten Market Sectors as of December 31, 2000
% of fund's net assets
Technology	21.9
Finance	17.4
Health	13.2
Utilities	9.7
Nondurables	6.5
Energy	6.5
Industrial Machinery & Equipment	6.0
Retail & Wholesale	5.8
Media & Leisure	3.9
Basic Industries	3.2

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
James Creighton, who oversees the Index 500
Portfolio's investment
management personnel
as Managing Director for Bankers Trust, sub-adviser of the fund

Q. How did the fund perform, Jim?

A. For the 12-month period that ended December 31, 2000, the fund closely tracked the -9.10% return of the Standard & Poor's 500 Index.

Q. How would you describe the market environment during the past year?

A. It was a challenging environment, one marked by historically high levels of volatility, rapid sector rotations and dramatic style shifts. Technology stocks took center stage early in the period, leading the market's narrow advances. Investors went on a speculative binge in the pursuit of growth, snapping up shares of those companies expected to fuel the new economy. However, the tech bubble burst entering the spring, as the threat of higher interest rates and a sudden loss of confidence in valuation levels sent investors fleeing for stability elsewhere in the market. Given its one-third weighting in technology at the time, the S&P 500 lost more than 11% of its value just weeks after reaching its all-time high on March 27. Bargain hunting buoyed tech stocks in late May and June, as investors - sensing a slowing economy and possibly an end to the Federal Reserve Board's yearlong tightening cycle - began to ease their way back into the market. Earnings worries related to a decelerating economy, however, tempered optimism surrounding rates and spawned confusion and persistent volatility during the summer months. With the Fed choosing not to raise rates in August, stocks staged a "relief rally," lifting the S&P 500 to within points of its record high. However, it was all downhill from there.

Q. What changed the tone in the market?

A. Historically high energy prices and a deeply depressed European currency combined to further dampen the economy and cast a pall over growth stocks. One by one, companies from every industry in the tech sector were belted for failing to meet the Street's earnings forecasts, proving that even tech stocks were not immune to slowdowns and interest-rate cycles. If economic uncertainty wasn't enough reason to keep investors on the sidelines, political uncertainty surrounding an unresolved presidential election further intensified the pessimism that pervaded the market during the fall. Value stocks gained market leadership, as investors poured into economically sensitive cyclical and defensive stocks. The top-performing sectors during the period reflect this style rotation, with health care, finance and energy all posting double-digit returns. However, that wasn't enough to overcome the downturn in the technology sector and prevent the index from posting its first down year in a decade.

Q. Along with technology, which areas of the market suffered the most?

A. First, let me illustrate just how bad it was for big-cap tech stocks during the period. In sharp contrast to 1999, when seven out of the top-10 contributors in the S&P were tech names, there were zero in 2000. In fact, there were only three in the index's top 50 - EMC, Nortel and Oracle. Conversely, there were plenty on the bottom of the list, namely Microsoft, Lucent, Cisco and America Online. Also bringing up the rear were traditional telephone utilities, such as AT&T and WorldCom, which suffered from pricing pressures and increased competition in the consumer long-distance market. A slowdown in advertising spending, among other things, weighed on media stocks, while moderating consumer spending plagued retailing issues.

Q. What drove the market's top sectors during the period?

A. The health sector shined, thanks to the strength of big drug stocks such as Merck, Pfizer and Eli Lilly, which benefited from industry consolidation, strong product pipelines and favorable legislation. In finance, it was the companies involved in higher-growth businesses that performed the best. Insurance stocks, including American International Group, and diversified financials, such as Citigroup, led the way during the period. Finally, energy stocks, particularly the services companies, benefited from a favorable global supply/demand picture.

Q. What's your outlook?

A. Recent economic data suggests that the economy may be slowing more than the Fed originally intended, which leads me to believe that interest-rate cuts could be on the horizon. Although generally positive for stocks, rate cuts usually take six to nine months to take effect in the economy. The prospect of lower rates, declining energy costs and higher stock prices should ultimately cause a gradual re-acceleration in both consumer and capital spending. However, until then, corporations may continue to disappoint on the earnings front, which could keep the markets off balance.

The views expressed in this report reflect those of Bankers Trust only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2000, more than $4.1 billion

Manager: Bankers Trust, since 1997

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.8%
Aerospace & Defense - 1.6%
BFGoodrich Co.	38,200	$ 1,389,525
Boeing Co.	320,068	21,124,488
Honeywell International, Inc.	320,625	15,169,570
ITT Industries, Inc.	32,900	1,274,875
Lockheed Martin Corp.	145,486	4,939,250
Northrop Grumman Corp.	24,100	2,000,300
Rockwell International Corp.	65,700	3,128,963
Textron, Inc.	51,600	2,399,400
United Technologies Corp.	164,700	12,949,538
		64,375,909
Defense Electronics - 0.1%
Raytheon Co. Class B	117,200	3,640,525
Ship Building & Repair - 0.1%
General Dynamics Corp.	69,600	5,428,800
TOTAL AEROSPACE & DEFENSE		73,445,234
BASIC INDUSTRIES - 3.2%
Chemicals & Plastics - 1.9%
Air Products & Chemicals, Inc.	80,200	3,288,200
Ashland, Inc.	24,800	890,072
Avery Dennison Corp.	39,100	2,145,613
Dow Chemical Co.	237,400	8,694,775
E.I. du Pont de Nemours and Co.	365,879	17,676,529
Eastman Chemical Co.	27,275	1,329,656
Engelhard Corp.	44,800	912,800
FMC Corp. (a)	10,700	767,056
Great Lakes Chemical Corp.	20,000	743,750
Hercules, Inc.	37,700	718,656
Newell Rubbermaid, Inc.	97,793	2,224,791
Pharmacia Corp.	452,523	27,603,903
PPG Industries, Inc.	60,800	2,815,800
Praxair, Inc.	55,300	2,453,938
Rohm & Haas Co.	76,136	2,764,689
Sealed Air Corp. (a)	29,360	895,480
Union Carbide Corp.	47,200	2,539,950
		78,465,658
Iron & Steel - 0.1%
Allegheny Technologies, Inc.	31,992	507,873
Crane Co.	22,500	639,844
Nucor Corp.	32,400	1,285,875
USX - U.S. Steel Group	33,000	594,000
Worthington Industries, Inc.	30,150	243,084
		3,270,676
Metals & Mining - 0.4%
Alcan Aluminium Ltd.	119,243	4,084,264
Alcoa, Inc.	299,004	10,016,634
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	55,200	472,650

	Shares	Value (Note 1)
Inco Ltd. (a)	64,436	$ 1,078,804
Phelps Dodge Corp.	28,857	1,610,581
		17,262,933
Packaging & Containers - 0.0%
Ball Corp.	9,930	457,401
Bemis Co., Inc.	15,300	513,506
Tupperware Corp.	19,400	396,488
		1,367,395
Paper & Forest Products - 0.8%
Boise Cascade Corp.	19,200	645,600
Georgia-Pacific Group	80,138	2,494,295
International Paper Co.	169,036	6,898,782
Kimberly-Clark Corp.	183,932	13,002,153
Louisiana-Pacific Corp.	40,600	411,075
Mead Corp.	35,100	1,101,263
Pactiv Corp. (a)	65,100	805,613
Potlatch Corp.	11,200	375,900
Temple-Inland, Inc.	19,400	1,040,325
Westvaco Corp.	31,050	906,272
Weyerhaeuser Co.	80,600	4,090,450
Willamette Industries, Inc.	36,000	1,689,750
		33,461,478
TOTAL BASIC INDUSTRIES		133,828,140
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.2%
Fortune Brands, Inc.	56,800	1,704,000
Masco Corp.	154,900	3,978,994
Sherwin-Williams Co.	57,800	1,520,863
Vulcan Materials Co.	35,300	1,689,988
		8,893,845
Construction - 0.1%
Centex Corp.	20,600	773,788
Kaufman & Broad Home Corp.	16,400	552,475
Massey Energy Corp.	3,930	50,108
Pulte Corp.	14,900	628,594
		2,004,965
TOTAL CONSTRUCTION & REAL ESTATE		10,898,810
DURABLES - 1.8%
Autos, Tires, & Accessories - 1.1%
AutoZone, Inc. (a)	48,250	1,375,125
Cooper Tire & Rubber Co.	28,100	298,563
Cummins Engine Co., Inc.	15,800	599,413
Dana Corp.	57,966	887,604
Danaher Corp.	49,300	3,370,888
Delphi Automotive Systems Corp.	197,835	2,225,644
Eaton Corp.	25,300	1,902,244
Ford Motor Co.	649,234	15,216,422
General Motors Corp.	195,078	9,936,786
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Autos, Tires, & Accessories - continued
Genuine Parts Co.	61,750	$ 1,617,078
Goodyear Tire & Rubber Co.	54,800	1,259,852
Johnson Controls, Inc.	29,400	1,528,800
Navistar International Corp. (a)	22,770	596,289
PACCAR, Inc.	27,890	1,373,583
TRW, Inc.	42,100	1,631,375
Visteon Corp.	54,894	631,281
		44,450,947
Consumer Durables - 0.4%
Minnesota Mining & Manufacturing Co.	138,400	16,677,200
Snap-On, Inc.	20,300	565,863
		17,243,063
Consumer Electronics - 0.1%
Black & Decker Corp.	30,300	1,189,275
Maytag Corp.	30,700	991,994
Whirlpool Corp.	23,600	1,125,425
		3,306,694
Home Furnishings - 0.0%
Leggett & Platt, Inc.	68,500	1,297,219
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	21,900	911,588
NIKE, Inc. Class B	98,200	5,480,788
Reebok International Ltd. (a)	19,800	541,332
VF Corp.	41,300	1,496,712
		8,430,420
TOTAL DURABLES		74,728,343
ENERGY - 6.5%
Energy Services - 0.8%
Baker Hughes, Inc.	114,630	4,764,309
Halliburton Co.	156,500	5,673,125
McDermott International, Inc.	19,200	206,400
Nabors Industries, Inc. (a)	50,517	2,988,081
Rowan Companies, Inc. (a)	31,800	858,600
Schlumberger Ltd. (NY Shares)	200,100	15,995,494
Transocean Sedco Forex, Inc.	73,006	3,358,276
		33,844,285
Oil & Gas - 5.7%
Amerada Hess Corp.	32,100	2,345,306
Anadarko Petroleum Corp.	86,219	6,128,447
Apache Corp.	42,200	2,956,638
Burlington Resources, Inc.	75,657	3,820,679
Chevron Corp.	224,700	18,973,106
Conoco, Inc. Class B	217,031	6,280,335
Devon Energy Corp.	43,800	2,670,486
EOG Resources, Inc.	43,100	2,357,031
Exxon Mobil Corp.	1,221,433	106,188,332
Kerr-McGee Corp.	32,394	2,168,373

	Shares	Value (Note 1)
Occidental Petroleum Corp.	127,900	$ 3,101,575
Phillips Petroleum Co.	88,600	5,039,125
Royal Dutch Petroleum Co. (NY Shares)	752,375	45,565,711
Sunoco, Inc.	31,200	1,051,050
Texaco, Inc.	191,900	11,921,788
The Coastal Corp.	74,400	6,570,450
Tosco Corp.	51,300	1,740,994
Unocal Corp.	84,250	3,259,422
USX - Marathon Group	107,700	2,988,675
		235,127,523
TOTAL ENERGY		268,971,808
FINANCE - 17.4%
Banks - 5.9%
AmSouth Bancorp.	133,400	2,034,350
Bank of America Corp.	577,640	26,499,235
Bank of New York Co., Inc.	270,100	14,906,144
Bank One Corp.	401,499	14,704,901
BB&T Corp.	137,200	5,119,275
Capital One Financial Corp.	69,400	4,567,388
Chase Manhattan Corp.	455,269	20,686,285
Comerica, Inc.	54,700	3,247,813
Fifth Third Bancorp	160,987	9,618,973
First Union Corp.	342,745	9,532,595
Firstar Corp.	340,442	7,915,277
FleetBoston Financial Corp.	313,083	11,760,180
Huntington Bancshares, Inc.	85,814	1,389,114
J.P. Morgan & Co., Inc.	58,600	9,698,300
KeyCorp	156,014	4,368,392
Mellon Financial Corp.	170,200	8,371,713
National City Corp.	214,642	6,170,958
Northern Trust Corp.	77,400	6,312,938
PNC Financial Services Group, Inc.	102,400	7,481,600
Regions Financial Corp.	74,000	2,021,125
SouthTrust Corp.	59,000	2,400,563
State Street Corp.	55,700	6,918,497
Summit Bancorp	61,300	2,340,894
SunTrust Banks, Inc.	104,800	6,602,400
Synovus Finanical Corp.	95,600	2,575,225
U.S. Bancorp	281,851	8,226,526
Union Planters Corp.	47,400	1,694,550
Wachovia Corp.	70,700	4,109,438
Wells Fargo & Co.	594,300	33,095,081
		244,369,730
Credit & Other Finance - 3.6%
American Express Co.	478,037	26,262,158
CIT Group, Inc. Class A	88,800	1,787,100
Citigroup, Inc.	1,766,881	90,221,361
Countrywide Credit Industries, Inc.	39,200	1,969,800
Household International, Inc.	164,182	9,030,010
MBNA Corp.	295,311	10,908,050
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Old Kent Financial Corp.	44,975	$ 1,967,656
Providian Financial Corp.	99,600	5,727,000
		147,873,135
Federal Sponsored Credit - 1.2%
Fannie Mae	352,900	30,614,075
Freddie Mac	241,900	16,660,863
USA Education, Inc.	55,700	3,787,600
		51,062,538
Insurance - 4.4%
Aetna, Inc. (a)	49,500	2,032,594
AFLAC, Inc.	92,200	6,655,688
Allstate Corp.	258,042	11,240,955
AMBAC Financial Group, Inc.	37,050	2,160,478
American General Corp.	85,652	6,980,638
American International Group, Inc.	812,768	80,108,446
Aon Corp.	102,325	3,504,631
CIGNA Corp.	55,200	7,302,960
Cincinnati Financial Corp.	55,900	2,211,544
Conseco, Inc.	113,216	1,493,036
Hartford Financial Services Group, Inc.	78,300	5,529,938
Jefferson-Pilot Corp.	36,800	2,750,800
Lincoln National Corp.	67,800	3,207,788
Loews Corp.	36,300	3,759,319
Marsh & McLennan Companies, Inc.	94,150	11,015,550
MBIA, Inc.	33,700	2,498,013
MetLife, Inc.	270,600	9,471,000
MGIC Investment Corp.	36,800	2,481,700
Progressive Corp.	24,700	2,559,538
SAFECO Corp.	45,800	1,505,675
The Chubb Corp.	63,400	5,484,100
The St. Paul Companies, Inc.	73,392	3,986,103
Torchmark Corp.	45,500	1,748,906
UnumProvident Corp.	83,138	2,234,334
		181,923,734
Savings & Loans - 0.4%
Charter One Financial, Inc.	76,335	2,204,173
Golden West Financial Corp.	56,400	3,807,000
Washington Mutual, Inc.	189,762	10,069,246
		16,080,419
Securities Industry - 1.9%
Bear Stearns Companies, Inc.	39,297	1,991,867
Charles Schwab Corp.	480,500	13,634,188
Franklin Resources, Inc.	86,100	3,280,410
Lehman Brothers Holdings, Inc.	83,900	5,673,738
Merrill Lynch & Co., Inc.	279,700	19,072,044
Morgan Stanley Dean Witter & Co.	396,612	31,431,501

	Shares	Value (Note 1)
Stilwell Financial, Inc.	77,200	$ 3,044,575
T. Rowe Price Group, Inc. (a)	41,400	1,749,797
		79,878,120
TOTAL FINANCE		721,187,676
HEALTH - 13.2%
Drugs & Pharmaceuticals - 9.1%
Allergan, Inc.	45,900	4,443,694
ALZA Corp. (a)	82,200	3,493,500
American Home Products Corp.	458,400	29,131,320
Amgen, Inc. (a)	361,800	23,132,588
Bausch & Lomb, Inc.	18,600	752,138
Biogen, Inc. (a)	52,500	3,153,281
Bristol-Myers Squibb Co.	685,300	50,669,369
Chiron Corp. (a)	64,200	2,856,900
Eli Lilly & Co.	394,692	36,731,024
Forest Laboratories, Inc. (a)	30,500	4,052,688
King Pharmaceuticals, Inc. (a)	57,024	2,947,428
Medimmune, Inc. (a)	72,600	3,462,112
Merck & Co., Inc.	815,300	76,332,463
Pfizer, Inc.	2,225,725	102,383,350
Quintiles Transnational Corp. (a)	41,400	866,813
Schering-Plough Corp.	511,600	29,033,300
Sigma-Aldrich Corp.	28,300	1,112,544
Watson Pharmaceuticals, Inc. (a)	35,100	1,796,681
		376,351,193
Medical Equipment & Supplies - 3.5%
Abbott Laboratories	541,400	26,224,063
Baxter International, Inc.	102,100	9,016,706
Becton, Dickinson & Co.	87,500	3,029,688
Biomet, Inc.	60,400	2,397,125
Boston Scientific Corp. (a)	145,000	1,984,688
C.R. Bard, Inc.	18,100	842,781
Cardinal Health, Inc.	97,950	9,758,269
Guidant Corp. (a)	107,000	5,771,313
Johnson & Johnson	492,300	51,722,269
McKesson HBOC, Inc.	98,048	3,518,943
Medtronic, Inc.	426,400	25,743,900
Millipore Corp.	15,500	976,500
St. Jude Medical, Inc. (a)	28,229	1,734,319
Stryker Corp.	69,000	3,490,710
		146,211,274
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	195,112	8,586,879
HEALTHSOUTH Corp. (a)	133,800	2,182,613
Humana, Inc. (a)	56,100	855,525
Manor Care, Inc. (a)	35,800	738,375
Tenet Healthcare Corp.	108,400	4,817,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
UnitedHealth Group, Inc.	112,600	$ 6,910,825
Wellpoint Health Networks, Inc. (a)	22,100	2,547,025
		26,638,267
TOTAL HEALTH		549,200,734
INDUSTRIAL MACHINERY & EQUIPMENT - 6.0%
Electrical Equipment - 4.4%
American Power Conversion Corp. (a)	70,000	866,250
Avaya, Inc. (a)	96,808	998,332
Emerson Electric Co.	149,800	11,806,113
General Electric Co.	3,441,379	164,971,055
Scientific-Atlanta, Inc.	55,500	1,807,219
Thomas & Betts Corp.	23,100	373,931
W.W. Grainger, Inc.	32,100	1,171,650
		181,994,550
Industrial Machinery & Equipment - 1.4%
Briggs & Stratton Corp.	8,000	355,000
Caterpillar, Inc.	123,100	5,824,169
Cooper Industries, Inc.	33,746	1,550,207
Deere & Co.	82,100	3,761,206
Dover Corp.	72,100	2,924,556
Illinois Tool Works, Inc.	104,100	6,200,456
Ingersoll-Rand Co.	56,700	2,374,313
Pall Corp.	43,100	918,569
Parker-Hannifin Corp.	38,925	1,717,566
The Stanley Works	31,100	969,931
Timken Co.	20,984	317,383
Tyco International Ltd.	613,363	34,041,647
		60,955,003
Pollution Control - 0.2%
Allied Waste Industries, Inc. (a)	59,800	870,838
Waste Management, Inc.	224,609	6,232,900
		7,103,738
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		250,053,291
MEDIA & LEISURE - 3.9%
Broadcasting - 1.2%
Clear Channel Communications, Inc. (a)	204,442	9,902,659
Comcast Corp. Class A (special) (a)	322,200	13,451,850
Time Warner, Inc.	468,140	24,455,634
		47,810,143
Entertainment - 1.3%
Carnival Corp.	214,000	6,593,875
Viacom, Inc. Class B (non-vtg.) (a)	529,793	24,767,823
Walt Disney Co.	719,200	20,811,850
		52,173,548
Leisure Durables & Toys - 0.2%
Brunswick Corp.	31,600	519,425

	Shares	Value (Note 1)
Harley-Davidson, Inc.	105,000	$ 4,173,750
Hasbro, Inc.	61,904	657,730
Mattel, Inc.	145,776	2,105,005
		7,455,910
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	36,700	967,963
Hilton Hotels Corp.	127,800	1,341,900
Marriott International, Inc. Class A	86,100	3,637,725
Starwood Hotels & Resorts Worldwide, Inc. unit	64,668	2,279,547
		8,227,135
Publishing - 0.5%
American Greetings Corp. Class A	24,300	229,331
Dow Jones & Co., Inc.	27,500	1,557,188
Gannett Co., Inc.	92,400	5,826,975
Harcourt General, Inc.	20,800	1,189,760
Knight-Ridder, Inc.	30,000	1,706,250
McGraw-Hill Companies, Inc.	68,700	4,027,538
Meredith Corp.	17,800	572,938
The New York Times Co. Class A	60,600	2,427,788
Tribune Co.	108,250	4,573,563
		22,111,331
Restaurants - 0.5%
Darden Restaurants, Inc.	46,900	1,072,838
McDonald's Corp.	463,000	15,742,000
Starbucks Corp. (a)	63,500	2,809,875
Tricon Global Restaurants, Inc. (a)	54,610	1,802,130
Wendy's International, Inc.	42,700	1,120,875
		22,547,718
TOTAL MEDIA & LEISURE		160,325,785
NONDURABLES - 6.5%
Beverages - 1.7%
Adolph Coors Co. Class B	12,200	979,813
Anheuser-Busch Companies, Inc.	315,100	14,337,050
Brown-Forman Corp. Class B (non-vtg.)	22,800	1,516,200
Coca-Cola Enterprises, Inc.	147,700	2,806,300
The Coca-Cola Co.	875,100	53,326,406
		72,965,769
Foods - 1.9%
Archer-Daniels-Midland Co.	218,954	3,284,310
Campbell Soup Co.	148,300	5,134,888
ConAgra Foods, Inc.	178,500	4,641,000
General Mills, Inc.	105,500	4,701,344
H.J. Heinz Co.	124,150	5,889,366
Hershey Foods Corp.	47,000	3,025,625
Kellogg Co.	139,500	3,661,875
PepsiCo, Inc.	501,300	24,845,681
Quaker Oats Co.	47,100	4,586,363
Ralston Purina Co.	105,200	2,748,350
Sara Lee Corp.	293,500	7,209,094
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - continued
Sysco Corp.	230,800	$ 6,924,000
Wm. Wrigley Jr. Co.	40,700	3,899,569
		80,551,465
Household Products - 2.0%
Avon Products, Inc.	83,900	4,016,713
Clorox Co.	81,300	2,886,150
Colgate-Palmolive Co.	201,900	13,032,645
Gillette Co.	366,100	13,225,363
International Flavors & Fragrances, Inc.	36,300	737,344
Procter & Gamble Co.	460,500	36,120,469
Unilever NV (NY Shares)	198,852	12,515,248
		82,533,932
Tobacco - 0.9%
Philip Morris Companies, Inc.	779,500	34,298,000
UST, Inc.	59,300	1,664,106
		35,962,106
TOTAL NONDURABLES		272,013,272
PRECIOUS METALS - 0.1%
Barrick Gold Corp.	137,000	2,248,913
Homestake Mining Co.	85,500	358,031
Newmont Mining Corp.	58,465	997,559
Placer Dome, Inc.	113,600	1,094,931
TOTAL PRECIOUS METALS		4,699,434
RETAIL & WHOLESALE - 5.8%
Apparel Stores - 0.3%
Gap, Inc.	295,275	7,529,513
The Limited, Inc.	149,780	2,555,621
TJX Companies, Inc.	108,100	2,999,775
		13,084,909
Drug Stores - 0.5%
CVS Corp.	136,200	8,163,488
Longs Drug Stores Corp.	13,100	316,038
Walgreen Co.	353,900	14,797,444
		23,276,970
General Merchandise Stores - 3.0%
Consolidated Stores Corp. (a)	36,800	391,000
Costco Wholesale Corp. (a)	154,878	6,185,440
Dillards, Inc. Class A	34,900	412,256
Dollar General Corp.	110,816	2,091,652
Federated Department Stores, Inc. (a)	70,800	2,478,000
JCPenney Co., Inc.	88,600	963,525
Kmart Corp. (a)	165,800	880,813
Kohls Corp. (a)	113,800	6,941,800
Nordstrom, Inc.	47,500	863,906
Sears, Roebuck & Co.	122,100	4,242,975
Target Corp.	312,000	10,062,000

	Shares	Value (Note 1)
The May Department Stores Co.	116,700	$ 3,821,925
Wal-Mart Stores, Inc.	1,578,700	83,868,438
		123,203,730
Grocery Stores - 0.6%
Albertson's, Inc.	148,981	3,947,997
Kroger Co. (a)	292,000	7,902,250
Safeway, Inc. (a)	172,000	10,750,000
SUPERVALU, Inc.	44,100	611,888
Winn-Dixie Stores, Inc.	49,700	962,938
		24,175,073
Retail & Wholesale, Miscellaneous - 1.4%
Alberto-Culver Co. Class B	18,500	792,031
Bed Bath & Beyond, Inc. (a)	95,800	2,143,525
Best Buy Co., Inc. (a)	70,800	2,093,025
Circuit City Stores, Inc. - Circuit City Group	70,800	814,200
Home Depot, Inc.	814,050	37,191,909
Lowe's Companies, Inc.	132,700	5,905,150
Office Depot, Inc. (a)	115,000	819,375
RadioShack Corp.	66,500	2,847,031
Staples, Inc. (a)	163,350	1,929,572
Tiffany & Co., Inc.	48,600	1,536,975
Toys 'R' Us, Inc. (a)	83,900	1,400,081
		57,472,874
TOTAL RETAIL & WHOLESALE		241,213,556
SERVICES - 0.6%
Advertising - 0.2%
Interpublic Group of Companies, Inc.	107,800	4,588,238
Omnicom Group, Inc.	62,200	5,154,825
		9,743,063
Leasing & Rental - 0.0%
Ryder System, Inc.	26,600	442,225
Printing - 0.1%
Deluxe Corp.	26,800	677,236
R.R. Donnelley & Sons Co.	45,500	1,228,500
		1,905,736
Services - 0.3%
Cendant Corp. (a)	241,541	2,324,832
Convergys Corp. (a)	54,100	2,451,406
Ecolab, Inc.	45,100	1,947,756
Fluor Corp. (a)	26,200	866,238
H&R Block, Inc.	35,200	1,456,400
Moody's Corp.	57,100	1,466,756
National Service Industries, Inc.	14,100	362,194
Robert Half International, Inc. (a)	63,400	1,680,100
		12,555,682
TOTAL SERVICES		24,646,706
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 21.9%
Communications Equipment - 4.5%
ADC Telecommunications, Inc. (a)	268,100	$ 4,859,313
Andrew Corp. (a)	30,812	670,161
Cabletron Systems, Inc. (a)	63,000	948,938
Cisco Systems, Inc. (a)	2,527,800	96,688,350
Comverse Technology, Inc. (a)	57,200	6,213,350
Corning, Inc.	326,500	17,243,281
Lucent Technologies, Inc.	1,178,806	15,913,881
Nortel Networks Corp.	1,090,880	34,976,340
Tellabs, Inc. (a)	143,200	8,090,800
		185,604,414
Computer Services & Software - 6.5%
Adobe Systems, Inc.	86,800	5,050,675
America Online, Inc. (a)	824,200	28,682,160
Autodesk, Inc.	21,000	565,688
Automatic Data Processing, Inc.	220,900	13,985,731
BMC Software, Inc. (a)	84,600	1,184,400
BroadVision, Inc. (a)	98,500	1,163,531
Ceridian Corp. (a)	51,200	1,020,800
Citrix Systems, Inc. (a)	62,700	1,410,750
Computer Associates International, Inc.	202,512	3,948,984
Computer Sciences Corp. (a)	58,900	3,541,363
Compuware Corp. (a)	124,900	780,625
Electronic Data Systems Corp.	163,300	9,430,575
Equifax, Inc.	48,400	1,388,475
First Data Corp.	145,200	7,650,225
IMS Health, Inc.	106,700	2,880,900
Intuit, Inc. (a)	72,000	2,839,500
Mercury Interactive Corp. (a)	27,800	2,508,950
Microsoft Corp. (a)	1,873,100	81,245,713
NCR Corp. (a)	33,700	1,655,513
Novell, Inc. (a)	115,300	601,722
Oracle Corp. (a)	1,968,600	57,212,438
Parametric Technology Corp. (a)	93,900	1,261,781
Paychex, Inc.	130,225	6,332,191
PeopleSoft, Inc. (a)	98,800	3,674,125
Sabre Holdings Corp. Class A	48,864	2,107,260
Sapient Corp. (a)	39,600	472,725
Siebel Systems, Inc. (a)	151,400	10,238,425
Unisys Corp. (a)	108,100	1,580,963
VERITAS Software Corp. (a)	137,000	11,987,500
Yahoo!, Inc. (a)	192,400	5,784,025
		272,187,713
Computers & Office Equipment - 5.0%
Adaptec, Inc. (a)	35,700	365,925
Apple Computer, Inc. (a)	118,700	1,765,663
Compaq Computer Corp.	600,662	9,039,963
Dell Computer Corp. (a)	904,600	15,773,963
EMC Corp. (a)	768,350	51,095,275
Gateway, Inc. (a)	111,800	2,011,282

	Shares	Value (Note 1)
Hewlett-Packard Co.	695,800	$ 21,961,188
International Business Machines Corp.	616,000	52,360,000
Lexmark International, Inc. Class A (a)	44,600	1,976,338
Network Appliance, Inc. (a)	109,700	7,041,369
Palm, Inc.	202,475	5,732,573
Pitney Bowes, Inc.	92,500	3,064,063
Sun Microsystems, Inc. (a)	1,128,700	31,462,513
Symbol Technologies, Inc.	51,700	1,861,200
Xerox Corp.	231,800	1,072,075
		206,583,390
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	158,020	8,651,595
Applera Corp. - Applied Biosystems Group	72,500	6,819,531
Applied Materials, Inc. (a)	284,200	10,852,888
KLA-Tencor Corp. (a)	64,200	2,162,738
Novellus Systems, Inc. (a)	45,601	1,638,786
PerkinElmer, Inc.	17,100	1,795,500
Tektronix, Inc.	32,700	1,101,581
Teradyne, Inc. (a)	60,200	2,242,450
Thermo Electron Corp. (a)	61,000	1,814,750
		37,079,819
Electronics - 4.9%
Advanced Micro Devices, Inc. (a)	111,600	1,541,475
Altera Corp. (a)	141,400	3,720,588
Analog Devices, Inc. (a)	125,000	6,398,438
Applied Micro Circuits Corp. (a)	104,300	7,827,389
Broadcom Corp. Class A (a)	82,400	6,921,600
Conexant Systems, Inc. (a)	79,400	1,220,775
Intel Corp.	2,364,400	71,079,775
JDS Uniphase Corp. (a)	337,391	14,064,987
Linear Technology Corp.	114,900	5,314,125
LSI Logic Corp. (a)	110,500	1,888,445
Maxim Integrated Products, Inc. (a)	99,200	4,743,000
Micron Technology, Inc. (a)	198,400	7,043,200
Molex, Inc.	69,300	2,460,150
Motorola, Inc.	764,315	15,477,379
National Semiconductor Corp. (a)	61,800	1,243,725
Power-One, Inc. (a)	26,600	1,045,713
QLogic Corp. (a)	31,800	2,448,600
Sanmina Corp. (a)	52,600	4,030,475
Solectron Corp. (a)	221,361	7,504,138
Texas Instruments, Inc.	607,298	28,770,743
Vitesse Semiconductor Corp. (a)	63,400	3,506,813
Xilinx, Inc. (a)	115,000	5,304,375
		203,555,908
Photographic Equipment - 0.1%
Eastman Kodak Co.	109,400	4,307,625
TOTAL TECHNOLOGY		909,318,869
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.7%
Air Transportation - 0.3%
AMR Corp.	51,300	$ 2,010,319
Delta Air Lines, Inc.	44,700	2,243,381
Southwest Airlines Co.	183,475	6,151,917
US Airways Group, Inc. (a)	24,800	1,005,950
		11,411,567
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	148,454	4,203,104
CSX Corp.	75,738	1,964,454
Norfolk Southern Corp.	128,400	1,709,325
Union Pacific Corp.	86,100	4,369,575
		12,246,458
Trucking & Freight - 0.1%
FedEx Corp. (a)	101,240	4,045,550
TOTAL TRANSPORTATION		27,703,575
UTILITIES - 9.7%
Cellular - 1.0%
ALLTEL Corp.	111,200	6,943,050
Nextel Communications, Inc. Class A (a)	267,500	6,620,625
QUALCOMM, Inc. (a)	262,000	21,533,125
Sprint Corp. - PCS Group Series 1 (a)	325,700	6,656,494
		41,753,294
Electric Utility - 2.6%
AES Corp. (a)	165,900	9,186,713
Allegheny Energy, Inc.	38,900	1,874,494
Ameren Corp.	45,800	2,121,113
American Electric Power Co., Inc.	112,937	5,251,571
Calpine Corp. (a)	92,418	4,164,586
Cinergy Corp.	52,813	1,855,057
CMS Energy Corp.	43,622	1,382,272
Consolidated Edison, Inc.	78,700	3,029,950
Constellation Energy Corp.	50,300	2,266,644
Dominion Resources, Inc.	83,057	5,564,819
DTE Energy Co.	52,900	2,059,794
Duke Energy Corp.	130,507	11,125,722
Edison International	115,200	1,800,000
Entergy Corp.	79,700	3,372,306
Exelon Corp.	112,700	7,912,667
FirstEnergy Corp.	76,700	2,420,844
FPL Group, Inc.	62,800	4,505,900
GPU, Inc.	39,900	1,468,819
Niagara Mohawk Holdings, Inc. (a)	62,600	1,044,638
NiSource, Inc.	78,247	2,406,095
PG&E Corp.	133,500	2,670,000

	Shares	Value (Note 1)
Pinnacle West Capital Corp.	30,000	$ 1,428,750
PPL Corp.	48,540	2,193,401
Progress Energy, Inc.	97,574	4,799,421
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	15,480
Public Service Enterprise Group, Inc.	75,400	3,666,325
Reliant Energy, Inc.	100,722	4,362,522
Southern Co.	224,800	7,474,600
TXU Corp.	91,300	4,045,731
XCEL Energy, Inc.	115,305	3,351,052
		108,821,286
Gas - 1.2%
Dynegy, Inc. Class A	111,419	6,246,428
El Paso Energy Corp.	80,500	5,765,813
Enron Corp.	265,700	22,086,313
KeySpan Corp.	45,100	1,911,113
Kinder Morgan, Inc.	40,400	2,108,375
NICOR, Inc.	16,300	703,956
ONEOK, Inc.	10,706	515,226
Peoples Energy Corp.	12,300	550,425
Sempra Energy	69,641	1,619,153
Williams Companies, Inc.	153,600	6,134,400
		47,641,202
Telephone Services - 4.9%
AT&T Corp.	1,310,148	22,681,937
BellSouth Corp.	653,600	26,756,750
CenturyTel, Inc.	48,500	1,733,875
Global Crossing Ltd. (a)	318,025	4,551,733
Qwest Communications International, Inc. (a)	588,160	24,114,560
SBC Communications, Inc.	1,200,070	57,303,343
Sprint Corp. - FON Group	307,400	6,244,063
Verizon Communications	944,234	47,329,729
WorldCom, Inc. (a)	1,001,755	14,087,180
		204,803,170
TOTAL UTILITIES		403,018,952
TOTAL COMMON STOCKS (Cost $2,774,784,431)		4,125,254,185
Convertible Preferred Stocks - 0.0%

UTILITIES - 0.0%
Electric Utility - 0.0%
NiSource, Inc. $2.60 SAILS (a) (Cost $34,434)	17,218	47,350
U.S. Treasury Obligations - 0.6%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 5.36% to 6.3% 1/4/01 to 3/29/01 (b) (Cost $24,373,149)	-	$ 24,618,000	$ 24,378,411
Cash Equivalents - 8.0%
	Shares
Bankers Trust Institutional Daily Assets Fund, 6.57% (c) (Cost $331,324,105)	331,324,105	331,324,105
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $3,130,516,119)		4,481,004,051
NET OTHER ASSETS - (8.0)%		(331,863,254)
NET ASSETS - 100%		$ 4,149,140,797
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 500 Stock Index Contracts	March 2001	$ 19,023,750	$ (139,392)
The face value of futures purchased as a percentage of net assets - 0.5%
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,378,411.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases of securities, other than short-term securities, aggregated $480,429,467. Sales of securities, other than short-term securities, aggregated $1,337,651,473, of which $1,105,950,791 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $53,833,587 on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $1,028,589,587 and $1,063,898,442, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Bankers Trust Company. The commissions paid to these affiliated firms were $0 and $34,914, respectively for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $322,823,479. The fund received cash collateral of $331,324,105 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,134,379,723. Net unrealized appreciation aggregated $1,346,624,328, of which $1,648,657,104 related to appreciated investment securities and $302,032,776 related to depreciated investment securities.

The fund hereby designates approximately $21,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $12,929,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $3,130,516,119) - See accompanying schedule		$ 4,481,004,051
Cash		36,461
Receivable for fund shares sold		6,666,090
Dividends receivable		3,469,570
Other receivables		45,557
Total assets		4,491,221,729
Liabilities
Payable for investments purchased	$ 7,829,380
Payable for fund shares redeemed	1,503,596
Accrued management fee	637,641
Payable for daily variation on futures contracts	410,603
Other payables and accrued expenses	375,607
Collateral on securities loaned, at value	331,324,105
Total liabilities		342,080,932
Net Assets		$ 4,149,140,797
Net Assets consist of:
Paid in capital		$ 2,766,129,586
Undistributed net investment income		44,119,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,457,049)
Net unrealized appreciation (depreciation) on investments		1,350,348,540
Net Assets		$ 4,149,140,797
Initial Class: Net Asset Value, offering price and redemption price per share ($4,148,727,817 ÷ 27,744,808 shares)		$149.53
Service Class: Net Asset Value, offering price and redemption price per share ($89,661 ÷ 599.9 shares)		$149.46
Service Class 2: Net Asset Value, offering price and redemption price per share ($323,319 ÷ 2,167.3 shares)		$149.18

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 52,788,646
Interest		4,201,935
Security lending		385,890
Total income		57,376,471
Expenses
Management fee	$ 11,346,273
Transfer agent fees	3,079,823
Distribution fees	343
Accounting fees	650,078
Non-interested trustees' compensation	16,114
Registration fees	59,131
Audit	62,896
Legal	33,617
Miscellaneous	218,152
Total expenses before reductions	15,466,427
Expense reductions	(2,271,492)	13,194,935
Net investment income		44,181,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,586,274
Foreign currency transactions	(569)
Futures contracts	(14,113,863)	48,471,842
Change in net unrealized appreciation (depreciation) on:
Investment securities	(537,752,200)
Futures contracts	(1,310,932)	(539,063,132)
Net gain (loss)		(490,591,290)
Net increase (decrease) in net assets resulting from operations		$ (446,409,754)
Other Information Expense reductions FMR reimbursement
Initial class		$ 2,243,429
Service class		24
Service class 2		271
Custodian credits		27,768
		$ 2,271,492

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 44,181,536	$ 51,674,088
Net realized gain (loss)	48,471,842	9,155,111
Change in net unrealized appreciation (depreciation)	(539,063,132)	832,662,055
Net increase (decrease) in net assets resulting from operations	(446,409,754)	893,491,254
Distributions to shareholders From net investment income	(51,736,686)	(39,106,912)
From net realized gain	(22,615,438)	(26,536,833)
Total distributions	(74,352,124)	(65,643,745)
Share transactions - net increase (decrease)	(868,832,015)	938,819,660
Total increase (decrease) in net assets	(1,389,593,893)	1,766,667,169
Net Assets
Beginning of period	5,538,734,690	3,772,067,521
End of period (including undistributed net investment income of $44,119,720 and $51,598,237, respectively)	$ 4,149,140,797	$ 5,538,734,690

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,463,215	$ 1,364,549,374	12,455,112	$ 1,868,929,324
Reinvested	477,249	74,350,653	468,884	65,643,745
Redeemed	(14,280,085)	(2,308,173,895)	(6,545,615)	(995,753,409)
Net increase (decrease)	(5,339,621)	$ (869,273,868)	6,378,381	$ 938,819,660
Service Class B Sold	600	$ 100,000
Reinvested	-	-
Redeemed	-	-
Net increase (decrease)	600	$ 100,000
Service Class 2 A Sold	2,387	$ 375,234
Reinvested	9	1,470
Redeemed	(229)	(34,851)
Net increase (decrease)	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 51,735,663		$ 39,106,912
Service Class B		-		-
Service Class 2 A		1,023		-
Total		$ 51,736,686		$ 39,106,912
From net realized gain Initial Class		$ 22,614,991		$ 26,536,833
Service Class B		-		-
Service Class 2 A		447		-
Total		$ 22,615,438		$ 26,536,833
		$ 74,352,124		$ 65,643,745

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71
Income from Investment Operations
Net investment income	1.51 D	1.64 D	1.65 D	1.80 D	1.04
Net realized and unrealized gain (loss)	(16.99)	26.88	29.70	26.67	15.55
Total from investment operations	(15.48)	28.52	31.35	28.47	16.59
Less Distributions
From net investment income	(1.67)	(1.40)	(1.36)	(1.03)	(.91)
From net realized gain	(.73)	(.95)	(3.15)	(2.09)	(2.34)
Total distributions	(2.40)	(2.35)	(4.51)	(3.12)	(3.25)
Net asset value, end of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Total Return B, C	(9.30)%	20.52%	28.31%	32.83%	22.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042	$ 823,243
Ratio of expenses to average net assets	.28% F	.28% F	.28% F	.28% F	.28% F
Ratio of net investment income to average net assets	.94%	1.09%	1.33%	1.74%	2.26%
Portfolio turnover rate	10%	8%	4%	9%	14%

Financial Highlights - Service Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 166.69
Income from Investment Operations
Net investment income D	.65
Net realized and unrealized gain (loss)	(17.88)
Total from investment operations	(17.23)
Net asset value, end of period	$ 149.46
Total ReturnB, C	(10.34)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 90
Ratio of expenses to average net assets	.38% A, F
Ratio of net investment income to average net assets	.84% A
Portfolio turnover rate	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 163.25
Income from Investment Operations
Net investment income D	1.04
Net realized and unrealized gain (loss)	(12.71)
Total from investment operations	(11.67)
Less Distributions
From net investment income	(1.67)
From net realized gain	(.73)
Total distributions	(2.40)
Net asset value, end of period	$ 149.18
Total Return B, C	(7.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 323
Ratio of expenses to average net assets	.53% A, F
Ratio of net investment income to average net assets	.69% A
Portfolio turnover rate	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class	11.13%	6.14%	7.67%
LB Aggregate Bond	11.63%	6.46%	7.96%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $20,948 - a 109.48% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,504 - a 115.04% increase.

Investment Summary

Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa	59.9
Aa	3.9
A	12.6
Baa	16.3
Ba and Below	0.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2000
Years	9.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	12.8
Utilities	5.8
Construction & Real Estate	3.1
Media & Leisure	2.4
Energy	1.4

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Kevin?

A. For the 12 months that ended December 31, 2000, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 11.63%.

Q. How would you recap the investment-grade bond market in 2000?

A. In short, the more risk a security had, the worse it performed. So, it's no surprise that Treasuries, one of the few securities without credit risk, outperformed nearly all spread sectors - namely corporate, mortgage and agency securities - and most equities, for that matter, during the period. Early in the year, the U.S. government announced its intent to use federal government surplus funds to pay down the national debt by repurchasing outstanding long-term Treasury securities. The scarcity premium created by a dwindling supply of long-dated Treasuries sent prices soaring and yields plummeting. A series of interest-rate hikes levied by a highly restrictive Federal Reserve Board during the first half of the period aimed at taming inflationary pressures, coupled with persistent flights to safety from nervous equity investors, further bolstered the long bond. By mid-year, Treasuries continued to outperform, as it became increasingly clear that the economy was slowing. However, later in the period, most spread sectors attempted a comeback, which, along with the prospect of smaller government surpluses under a new presidential administration, helped narrow the performance gap relative to Treasuries. All told, investment-grade bonds had their best year since 1995.

Q. What drove fund performance during this time frame?

A. The fund's positioning in Treasuries had a positive impact on performance. Even though we were underweighted relative to the index at this time, we managed to gain ground by way of security selection. We benefited from adding long-term Treasuries and callable Treasuries in advance of the buybacks. We also executed some fairly successful trading strategies that capitalized on dramatic changes in the shape of the Treasury yield curve. Also, owning the right agencies helped, as these long-dated issues rebounded nicely during the period after struggling in the spring under a political cloud in Washington that threatened to strip Fannie Mae and Freddie Mac of their implicit government backing. Finally, the fund's seasoned discount mortgages - those created in 1996 and 1997 - benefited from strong housing turnover fueled by a robust economy. A red-hot housing market meant higher-than-normal prepayment activity, which resulted in a steady windfall for us as we got prepaid at par, or face value, while market prices were at discounts. However, late in the period when mortgage prices were above par, I scaled back modestly on the position due to higher prepayment risk as a result of falling mortgage rates.

Q. How about the fund's corporate bond holdings?

A. Although they posted positive returns, corporate bonds were plagued during the year by deteriorating credit conditions, a slumping stock market and growing supply pressures. While we held corporate bonds, we managed to curb the effects by maintaining a shorter duration early in the period when yield spreads widened the most. Anticipating a slowdown in the U.S. economy earlier in the year, I became much more defensive in terms of our corporate holdings, reducing our risk exposure through increased diversification. Although we weren't immune to a handful of bonds that performed poorly during the period, our positions were quite small, and this helped limit our downside. Despite the fact that most corporates lagged the rest of the market, tactical allocations to high-quality issuers within various subsectors, such as energy and media, aided relative performance. Moreover, by investing in corporate substitutes, including commercial mortgage-backed securities and Yankee bonds - dollar-denominated securities issued by foreign entities - we were able to further diversify the portfolio while increasing its return potential.

Q. What's your outlook?

A. I feel that investment-grade bonds should continue to produce reasonably attractive absolute returns in the coming months. I think there's a lot of value in the non-Treasury markets, especially in the corporate segment where prices haven't been this low in over a decade. By historical standards, investors are currently paid handsomely for taking on additional risk. Since it seems like it will be tougher to make money on Treasuries going forward and given the current credit environment, I plan to maintain a modest overweighting in corporate bonds - focusing on the more defensive sectors and adding to the fund's positions while valuations appear attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2000, more than $740 million

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.8%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	$ 705,000	$ 722,928
BASIC INDUSTRIES - 0.3%
Paper & Forest Products - 0.3%
Fort James Corp.:
6.5% 9/15/02	Baa3	2,000,000	1,934,220
6.625% 9/15/04	Baa3	350,000	325,997
			2,260,217
CONSTRUCTION & REAL ESTATE - 3.1%
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,314,930
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,519,650
			2,834,580
Real Estate Investment Trusts - 2.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	498,857
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	2,885,000	2,847,351
6.625% 2/15/05	Baa1	4,500,000	4,431,645
6.75% 2/15/08	Baa1	4,020,000	3,895,983
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	562,746
Spieker Properties LP:
6.75% 1/15/08	Baa2	7,000,000	6,779,010
6.8% 5/1/04	Baa2	705,000	704,161
			19,719,753
TOTAL CONSTRUCTION & REAL ESTATE			22,554,333
ENERGY - 1.4%
Oil & Gas - 1.4%
Anadarko Petroleum Corp.:
7% 11/15/27	Baa1	1,400,000	1,326,458
7.2% 3/15/29	Baa1	2,490,000	2,450,683
Apache Corp. 7.7% 3/15/26	A3	550,000	566,451
Apache Finance Property Ltd. 6.5% 12/15/07	A3	940,000	931,596
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,135,400
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,900,000	1,866,902
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,321,702
			10,599,192

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - 12.8%
Banks - 4.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	$ 1,000,000	$ 1,003,780
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,014,310
Bank of America Corp. 7.8% 2/15/10	Aa3	4,500,000	4,688,775
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	2,927,520
Bank One Capital III 8.75% 9/1/30	Aa3	1,200,000	1,173,228
Bank One Corp. 7.875% 8/1/10	A1	2,550,000	2,656,667
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	2,150,000	2,146,517
8.55% 9/29/49 (b)(c)	Aa2	2,360,000	2,464,194
Capital One Bank 6.375% 2/15/03	Baa2	930,000	908,182
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,177,951
FleetBoston Financial Corp. 7.25% 9/15/05	A2	1,695,000	1,753,393
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	254,958
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	271,393
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,605,243
7.125% 4/22/04	Baa2	250,000	249,268
7.375% 9/17/04	Baa2	1,320,000	1,320,304
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	342,506
6.875% 11/15/02	Baa2	1,750,000	1,751,068
Providian National Bank 6.75% 3/15/02	Baa3	3,000,000	2,966,490
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,100,000	1,196,712
Union Planters Corp. 6.75% 11/1/05	Baa2	400,000	397,616
Union Planters National Bank 6.81% 8/20/01	A3	500,000	500,110
			32,770,185
Credit & Other Finance - 7.7%
Abbey National Capital Trust I 8.963% 12/29/49 (b)	Aa3	2,205,000	2,274,766
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,051,515
Associates Corp. of North America:
6% 4/15/03	Aa3	1,150,000	1,146,447
6% 7/15/05	Aa3	2,500,000	2,464,150
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	$ 1,100,000	$ 1,133,781
CIT Group, Inc. 5.5% 2/15/04	A1	500,000	476,140
Citigroup, Inc. 7.25% 10/1/10	Aa3	2,900,000	2,996,077
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	250,000	248,583
ERP Operating LP:
6.55% 11/15/01	A3	1,150,000	1,148,620
7.1% 6/23/04	A3	1,000,000	1,004,950
First Security Capital I 8.41% 12/15/26	A3	235,000	218,668
Ford Motor Credit Co.:
7.5% 3/15/05	A2	7,000,000	7,174,090
7.875% 6/15/10	A2	370,000	380,608
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	500,000	513,440
7.625% 6/15/04	A2	2,000,000	2,055,740
7.75% 1/19/10	A2	1,300,000	1,341,626
GS Escrow Corp. 7.125% 8/1/05	Ba1	1,145,000	1,074,479
HSBC Capital Funding LP:
9.547% 12/31/49 (b)(c)	A1	2,600,000	2,852,330
10.176% 12/31/49 (b)(c)	A1	485,000	556,892
ING Capital Funding Trust III 8.439% 12/31/49 (e)	Aa3	2,550,000	2,588,531
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	970,000	955,935
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (c)	Baa1	1,300,000	1,349,504
7.9% 8/15/10 (c)	Baa1	1,100,000	1,152,008
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	1,480,000	1,418,240
5.875% 5/1/04	Baa1	1,080,000	1,037,113
6.875% 11/15/28	Baa1	5,100,000	4,123,809
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	805,950
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,900,000	2,852,875
6.75% 5/15/09	Baa1	785,000	736,683
U.S. West Capital Funding, Inc.:
6.5% 11/15/18	Baa1	660,000	582,839
6.875% 7/15/28	Baa1	205,000	181,052
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,684,160

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (b)(c)	A1	$ 900,000	$ 919,269
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,548,900
Verizon Global Funding Corp.:
6.75% 12/1/05 (c)	A1	3,055,000	3,064,165
7.75% 12/1/30 (c)	A1	2,020,000	2,072,480
			57,186,415
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	724,523
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	750,000	746,918
Securities Industry - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	A2	2,900,000	2,842,261
TOTAL FINANCE			94,270,302
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500,000	1,388,505
MEDIA & LEISURE - 2.4%
Broadcasting - 1.9%
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	2,100,000	1,975,995
Continental Cablevision, Inc. 8.3% 5/15/06	A3	810,000	841,266
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,874,836
TCI Communications, Inc. 9.8% 2/1/12	A3	1,915,000	2,178,236
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,619,985
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,337,538
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	3,000,000	2,993,550
			13,821,406
Entertainment - 0.3%
Viacom, Inc. 7.875% 7/30/30	A3	2,100,000	2,152,786
Publishing - 0.2%
News America, Inc. 7.3% 4/30/28	Baa3	2,310,000	1,861,467
TOTAL MEDIA & LEISURE			17,835,659
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	$ 1,270,000	$ 1,275,067
Tobacco - 0.2%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	1,800,000	1,752,426
TOTAL NONDURABLES			3,027,493
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,735,802
TECHNOLOGY - 1.2%
Computers & Office Equipment - 1.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	3,000,000	2,310,000
6.375% 11/30/01	Baa2	3,200,000	2,944,000
7.23% 8/16/01	Baa2	3,000,000	2,746,650
7.25% 9/1/02	Baa2	1,000,000	770,000
			8,770,650
TRANSPORTATION - 0.9%
Air Transportation - 0.3%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	200,754	198,687
Class C2, 7.434% 3/15/06	Baa1	550,000	549,211
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	352,386	350,818
7.57% 11/18/10	Aa2	465,000	494,165
7.92% 11/18/10	Aa3	500,000	531,960
			2,124,841
Railroads - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	2,992,890
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	1,700,000	1,727,030
			4,719,920
TOTAL TRANSPORTATION			6,844,761
UTILITIES - 5.8%
Electric Utility - 2.1%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,405,560
7.05% 12/11/07 (c)	Baa2	3,000,000	2,909,940

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	$ 1,010,000	$ 1,035,250
8.125% 6/15/10	Baa1	445,000	481,005
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	1,500,000	1,504,965
Florida Power & Light Co. 6.875% 12/1/05	Aa3	2,160,000	2,212,877
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,675,382
Nisource Finance Corp.:
7.625% 11/15/05 (c)	Baa2	1,800,000	1,870,303
7.875% 11/15/10 (c)	Baa2	2,120,000	2,231,669
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	194,094
			15,521,045
Gas - 0.7%
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,306,204
7.625% 11/15/10	A3	925,000	984,570
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	1,000,000	1,040,110
Sempra Energy 7.95% 3/1/10	A2	610,000	603,595
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,038,790
			4,973,269
Telephone Services - 3.0%
AT&T Corp. 6.5% 3/15/29	A2	2,845,000	2,273,923
British Telecommunications PLC:
7.625% 12/15/05	A2	3,000,000	3,029,760
8.625% 12/15/30	A2	3,600,000	3,627,036
Cable & Wireless Optus Ltd.:
8% 6/22/10 (c)	Baa1	1,000,000	1,096,360
8.125% 6/15/09 (c)	Baa1	3,000,000	3,289,680
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,730,000	1,685,262
Telefonica Europe BV 8.25% 9/15/30	A2	1,060,000	1,066,858
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,273,000	3,242,757
7.7% 7/20/29	Baa1	2,091,000	2,081,653
WorldCom, Inc. 6.95% 8/15/28	A3	1,175,000	986,189
			22,379,478
TOTAL UTILITIES			42,873,792
TOTAL NONCONVERTIBLE BONDS (Cost $212,838,859)			212,883,634
U.S. Government and Government Agency Obligations - 26.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 6.8%
Fannie Mae:
6% 12/15/05	Aaa	$ 2,405,000	$ 2,433,379
6.5% 4/29/09	Aaa	3,075,000	3,054,797
7% 7/15/05	Aaa	2,760,000	2,896,703
7.125% 6/15/10	Aaa	2,600,000	2,810,444
7.25% 1/15/10	Aaa	7,765,000	8,432,324
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,458
Federal Home Loan Bank 6.75% 2/1/02	Aaa	3,490,000	3,526,540
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,240,187
6.45% 4/29/09	Aaa	3,000,000	2,968,590
6.75% 3/15/31	Aaa	8,000,000	8,573,760
6.77% 9/15/02	Aaa	150,000	152,649
6.875% 1/15/05	Aaa	2,045,000	2,128,068
7% 7/15/05	Aaa	5,575,000	5,850,238
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	Aaa	1,419,994	1,515,191
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	295,017	300,395
Class 2-E, 9.4% 5/15/02	Aaa	105,439	107,347
Class 3-T, 9.625% 5/15/02	Aaa	7,267	7,414
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	3,556	3,511
Series 1993-D, 5.23% 5/15/05	Aaa	7,660	7,553
Series 1994-A, 7.12% 4/15/06	Aaa	5,631	5,825
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	5,628	5,849

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	$ 5,882	$ 5,895
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	89,425	90,327
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	101,250	100,337
6.86% 4/30/04	Aaa	802,142	814,659
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			50,042,440
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	14,170,000	15,412,142
6.625% 2/15/27	Aaa	2,500,000	2,855,475
8% 11/15/21	Aaa	9,150,000	11,840,649
8.875% 8/15/17	Aaa	1,305,000	1,773,782
12% 8/15/13	Aaa	20,280,000	28,651,787
14% 11/15/11	Aaa	1,465,000	2,097,235
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	510,000	495,893
5.5% 2/15/08	Aaa	1,400,000	1,425,368
5.625% 9/30/01	Aaa	3,750,000	3,748,238
5.75% 8/15/10	Aaa	900,000	943,173
6.5% 5/31/02	Aaa	31,140,000	31,607,100
7% 7/15/06	Aaa	35,250,000	38,367,510
U.S. Treasury Notes - Principal Strips 0% 5/15/02	Aaa	5,020,000	4,669,755
TOTAL U.S. TREASURY OBLIGATIONS			143,888,107
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $188,604,250)			193,930,547
U.S. Government Agency - Mortgage Securities - 31.9%

Fannie Mae - 26.5%
6% 2/1/13 to 2/1/29	Aaa	12,455,600	12,129,972
6.5% 2/1/10 to 10/1/30	Aaa	83,277,257	82,216,220
6.5% 1/1/31 (d)	Aaa	76,000	74,931
7% 12/1/24 to 3/1/29	Aaa	27,930,225	28,010,573
7.5% 7/1/07 to 11/1/29	Aaa	34,692,822	35,238,691
7.5% 1/1/31 (d)	Aaa	18,846,000	19,128,690
8% 3/1/23 to 6/1/30	Aaa	1,507,372	1,553,499
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
8% 1/1/31 (d)	Aaa	$ 17,820,000	$ 18,265,500
8.5% 3/1/25 to 6/1/25	Aaa	17,416	17,982
TOTAL FANNIE MAE			196,636,058
Freddie Mac - 1.1%
7.5% 10/1/30	Aaa	5,965,031	6,056,356
8.5% 3/1/20 to 1/1/28	Aaa	1,909,325	1,975,473
TOTAL FREDDIE MAC			8,031,829
Government National Mortgage Association - 4.3%
6% 8/15/08 to 5/15/09	Aaa	2,504,685	2,505,068
6.5% 10/15/27 to 12/15/28	Aaa	20,736,863	20,513,705
7.5% 3/15/06 to 10/15/28	Aaa	8,304,855	8,461,164
8% 2/15/17	Aaa	118,481	122,998
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			31,602,935
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $235,519,998)			236,270,822
Asset-Backed Securities - 3.4%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,496,715
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	872,988
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	3,990,625
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	830,000	832,464
6.4% 12/15/02	Aa2	480,000	481,950
7.03% 11/15/03	Aaa	209,000	211,874
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	6,912,500
Key Auto Finance Trust:
6.3% 10/15/03	A2	75,844	75,607
6.65% 10/15/03	Baa3	49,531	49,515
Premier Auto Trust 5.59% 2/9/04	Aaa	6,000,000	5,966,220
Railcar Trust 7.75% 6/1/04	Aaa	452,610	466,188

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	$ 2,255,000	$ 2,314,898
7.5% 11/15/07	A2	1,300,000	1,332,500
TOTAL ASSET-BACKED SECURITIES (Cost $24,961,370)			25,004,044
Commercial Mortgage Securities - 2.3%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1:
Class D, 7.12% 1/10/13 (c)	Aa1	2,100,000	2,099,836
Class E, 7.47% 1/10/13 (c)(e)	Baa1	2,650,000	2,649,793
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,062,229
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,170,902
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,000,000	3,206,361
Equitable Life Assurance Society of the United States:
Series 174 Class C1, 7.52% 5/15/06 (c)	A2	500,000	518,594
Series 961 Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	521,016
Fannie Mae sequential pay Series 1996-M5 Class A1, 7.141% 7/25/10 ACES	Aaa	58,822	59,824
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	2,000,000	2,057,500
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (c)(e)	Baa3	1,000,000	945,313
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,510,547
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $16,444,111)			16,801,915
Foreign Government and Government Agency Obligations (f) - 3.0%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
British Columbia Province yankee 7% 1/15/03	Aa2	$ 500,000	$ 510,025
Korean Republic yankee 8.75% 4/15/03	Baa2	775,000	805,605
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	510,615
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	255,145
7.5% 7/15/23	A2	8,550,000	9,104,981
7% 1/30/07	A2	1,000,000	1,038,310
7.5% 9/15/29	A2	6,480,000	6,915,456
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,212,000
9.875% 2/1/10	Baa3	2,290,000	2,464,040
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,486,078)			22,816,177
Supranational Obligations - 0.6%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	4,073,840
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.49%, dated 12/29/00 due 1/2/01 (Cost $54,751,000)	$ 54,790,464	54,751,000
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $759,580,506)		766,531,979
NET OTHER ASSETS - (3.6)%		(26,285,730)
NET ASSETS - 100%		$ 740,246,249
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,873,285 or 5.9% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	76.2%	AAA, AA, A	68.5%
Baa	16.3%	BBB	15.8%
Ba	0.1%	BB	1.1%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $984,514,096 and $957,050,571, respectively, of which long-term U.S. government and government agency obligations aggregated $777,713,796 and $740,822,478, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $17,520,200. The weighted average interest rate was 6.05%. Interest earned from the interfund lending program amounted to $29,446 and is included in interest income on the Statement of Operations.

The fund participated in the security lending program. At period end, there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $759,893,269. Net unrealized appreciation aggregated $6,638,710, of which $13,123,675 related to appreciated investment securities and $6,484,965 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $22,612,000 of which $11,269,000 and $11,343,000 will expire on December 31, 2007 and 2008, respectively.

A total of 12.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $54,751,000) (cost $759,580,506) - See accompanying schedule		$ 766,531,979
Cash		135
Receivable for investments sold		2,230,353
Receivable for fund shares sold		3,005,762
Interest receivable		10,154,295
Total assets		781,922,524
Liabilities
Payable for investments purchased Regular delivery	$ 1,865,134
Delayed delivery	37,396,411
Payable for fund shares redeemed	2,075,043
Accrued management fee	254,043
Distribution fees payable	55
Other payables and accrued expenses	85,589
Total liabilities		41,676,275
Net Assets		$ 740,246,249
Net Assets consist of:
Paid in capital		$ 714,497,239
Undistributed net investment income		41,328,235
Accumulated undistributed net realized gain (loss) on investments		(22,530,698)
Net unrealized appreciation (depreciation) on investments		6,951,473
Net Assets		$ 740,246,249
Initial Class: Net Asset Value, offering price and redemption price per share ($739,910,712 ÷ 58,766,801 shares)		$12.59
Service Class: Net Asset Value, offering price and redemption price per share ($106,585 ÷ 8,474 shares)		$12.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($228,952 ÷ 18,264 shares)		$12.54

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 45,027,059
Security lending		65,411
Total income		45,092,470
Expenses
Management fee	$ 2,726,435
Transfer agent fees	430,368
Distribution fees	372
Accounting and security lending fees	176,638
Non-interested trustees' compensation	2,189
Custodian fees and expenses	43,392
Audit	31,222
Legal	4,619
Miscellaneous	27,847
Total expenses before reductions	3,443,082
Expense reductions	(5,296)	3,437,786
Net investment income		41,654,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(10,492,303)
Change in net unrealized appreciation (depreciation) on investment securities		37,499,798
Net gain (loss)		27,007,495
Net increase (decrease) in net assets resulting from operations		$ 68,662,179
Other Information Expense reductions FMR Reimbursement, Service Class 2		$ 910
Custodian credits		4,386
		$ 5,296

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 41,654,684	$ 43,183,071
Net realized gain (loss)	(10,492,303)	(11,737,244)
Change in net unrealized appreciation (depreciation)	37,499,798	(38,771,648)
Net increase (decrease) in net assets resulting from operations	68,662,179	(7,325,821)
Distributions to shareholders From net investment income	(43,339,425)	(28,513,399)
From net realized gain	-	(8,945,380)
Total distributions	(43,339,425)	(37,458,779)
Share transactions - net increase (decrease)	56,071,728	28,823,589
Total increase (decrease) in net assets	81,394,482	(15,961,011)
Net Assets
Beginning of period	658,851,767	674,812,778
End of period (including undistributed net investment income of $41,328,235 and $42,809,963, respectively)	$ 740,246,249	$ 658,851,767
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,063,685	$ 241,746,618	20,833,388	$ 258,967,451
Reinvested	3,827,956	43,332,459	3,052,875	37,458,779
Redeemed	(19,290,975)	(229,327,088)	(21,798,580)	(267,602,641)
Net increase (decrease)	4,600,666	$ 55,751,989	2,087,683	$ 28,823,589
Service Class A Sold	8,474	$ 100,000	-	$ -
Reinvested	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	8,474	$ 100,000	-	$ -
Service Class 2 B Sold	17,796	$ 214,552	-	$ -
Reinvested	615	6,965	-	-
Redeemed	(147)	(1,778)	-	-
Net increase (decrease)	18,264	$ 219,739	-	$ -
Distributions From net investment income Initial Class		$ 43,332,459		$ 28,513,399
Service Class A		-		-
Service Class 2 B		6,966		-
Total		$ 43,339,425		$ 28,513,399
From net realized gain Initial Class		$ -		$ 8,945,380
Service Class A		-		-
Service Class 2 B		-		-
Total		$ -		$ 8,945,380
		$ 43,339,425		$ 37,458,779

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Income from Investment Operations
Net investment income	.771 C	.743 C	.725 C	.759 C	.670
Net realized and unrealized gain (loss)	.499	(.873)	.335	.291	(.290)
Total from investment operations	1.270	(.130)	1.060	1.050	.380
Less Distributions
From net investment income	(.840)	(.510)	(.590)	(.730)	(.620)
From net realized gain	-	(.160)	(.070)	-	-
Total distributions	(.840)	(.670)	(.660)	(.730)	(.620)
Net asset value, end of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Total Return B	11.22%	(1.05)%	8.85%	9.06%	3.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 739,911	$ 658,852	$ 674,813	$ 324,525	$ 228,594
Ratio of expenses to average net assets	.54%	.54%	.57%	.58%	.58%
Ratio of net investment income to average net assets	6.50%	6.07%	5.85%	6.34%	6.49%
Portfolio turnover rate	154%	87%	239%	191%	81%

Financial Highlights - Service Class

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 11.800
Income from Investment Operations
Net investment income C	.377
Net realized and unrealized gain (loss)	.403
Total from investment operations	.780
Net asset value, end of period	$ 12.580
Total Return B	6.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Ratio of expenses to average net assets	.64% A
Ratio of net investment income to average net assets	6.40% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Year ended December 31,	2000 E

Selected Per-Share Data
Net asset value, beginning of period	$ 12.060
Income from Investment Operations
Net investment income D	.686
Net realized and unrealized gain (loss)	.634
Total from investment operations	1.320
Less Distributions
From net investment income	(.840)
Net asset value, end of period	$ 12.540
Total Return B, C	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229
Ratio of expenses to average net assets	1.05% A, F
Ratio of net investment income to average net assets	5.99% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class	33.54%	42.92%
S&P MidCap 400	17.51%	19.12%
Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class - on December 28, 1998, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $20,506 - a 105.06% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,217 - a 42.17% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Freddie Mac	2.9
Genzyme Corp. - General Division	1.3
Fannie Mae	1.2
Concord EFS, Inc.	1.1
CIGNA Corp.	1.0
7.5
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	23.3
Health	19.0
Utilities	8.1
Technology	6.9
Basic Industries	6.2
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks 88.1%
Bonds 0.9%
Short-Term Investments and Net Other Assets 11.0%

* Foreign investments 5.0%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially outperforming its benchmark, the Standard & Poor's MidCap 400 Index, which returned 17.51% for the 12-month period ending December 31, 2000.

Q. What factors affected performance?

A. As the period began in early 2000, the telecommunications and technology themes drove market and fund performance. Wireless communications systems increased market penetration throughout the world, and the use of the Internet was expanding. But by the middle of the period, cracks appeared in both trends. The dot-coms started experiencing problems, which hurt technology stocks in general. At the same time, supply in wireless communications began to outpace demand and telecommunications stocks also began to fall. At mid-year, as I saw the slowing growth in both telecommunications and the Internet, I became more cautious and reduced my exposure to technology. While I consistently kept the fund's technology weighting at more than 30% of net assets early in 2000, I cut the exposure to the sector to just under 7% of net assets by December 31. Similarly, my emphasis on energy benefited performance in the first part of the period, while my decision to reduce exposure to the sector helped in the second six months. Energy investments fell from almost 11% of net assets on June 30 to just 4.0% on December 31. I cut the emphasis on energy as stocks hit my target prices and OPEC began showing less discipline in controlling supply.

Q. Why did you increase finance and health care, which were the fund's two largest weightings, at 23.3% and 19.0% of net assets, respectively, at the end of the period?

A. I raised my finance weighting substantially in the final weeks of the year. As weakness appeared in the economy, I believed the Federal Reserve Board would have to cut short-term rates sooner and more significantly than most observers expected. Because of slowing economic growth, I wanted to avoid the technology sector. I also wanted to avoid exposure to credit risk, which meant de-emphasizing banks that might be lenders to technology companies. I favored companies that would benefit from a lower interest-rate environment, but which were not credit sensitive. These included Freddie Mac and Fannie Mae, two quasi-government, mortgage-oriented institutions, as well as title insurance companies such as Fidelity National Financial and First American Corp. I increased the fund's emphasis in health care, both HMOs and biotechnology, because I saw growth opportunities there, regardless of the overall economic picture. HMOs started to improve their performance as they gained greater control over both their pricing and their costs. In the case of biotechnology, many of the most promising companies were developing products based on genomics, or the science of gene mapping.

Q. What stocks helped performance?

A. Many Internet-related stocks contributed early in the year. A good example is Veritas Software, which was a beneficiary of the need for more data storage capability in electronic commerce. I sold my position in Veritas later in the year because it grew to be too large for the S&P 400 index and because I was concerned about the slowing of Internet growth. Health care stocks also were big contributors. Oxford Health Plans and Trigon Healthcare were two HMOs with very good performance. Myriad Genetics, which is developing diagnostic processes for heart disease and cancer, was a very strong performer, as was Protein Design Labs, a biotech research company. Among finance holdings, Freddie Mac performed very well.

Q. Were there any disappointments?

A. While I cut the technology holdings dramatically, I probably should have moved even earlier. DoubleClick, the leader in Internet advertising, fell sharply as the Internet market slowed. Kopin, which produces wafers for wireless handsets, was a big contributor overall, but I held on to the stock too long and it detracted from performance in the second half of the period. Other technology investments that held back performance later in the period included Qlogic and Pegasus Communications. I have sold my positions in Kopin and QLogic.

Q. What's your outlook, David?

A. The critical issue I face is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While it's true that consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to expand. A key question will be whether major corporations, both domestic and multinational, continue to spend heavily on information technology or whether their technology spending will slow. This is one of the key questions with which I will be wrestling.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2000, more than $945 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	2,300	$ 153,525
Honeywell International, Inc.	70,500	3,335,531
Rockwell International Corp.	19,700	938,213
		4,427,269
Ship Building & Repair - 0.1%
General Dynamics Corp.	17,700	1,380,600
TOTAL AEROSPACE & DEFENSE		5,807,869
BASIC INDUSTRIES - 6.2%
Chemicals & Plastics - 3.3%
Agrium, Inc.	343,700	4,963,384
Cytec Industries, Inc. (a)	59,600	2,380,275
Georgia Gulf Corp.	65,100	1,110,769
IMC Global, Inc.	201,800	3,140,513
Ivex Packaging Corp. (a)	33,700	368,594
Lyondell Chemical Co.	84,680	1,296,663
Olin Corp.	44,700	988,988
PolyOne Corp.	23,300	136,888
Potash Corp. of Saskatchewan	75,320	5,893,167
Praxair, Inc.	130,600	5,795,375
Solutia, Inc.	35,440	425,280
Union Carbide Corp.	76,800	4,132,800
		30,632,696
Packaging & Containers - 0.2%
Packaging Corp. of America	109,500	1,765,688
Paper & Forest Products - 2.7%
Bowater, Inc.	33,500	1,888,563
Georgia-Pacific Group	140,100	4,360,613
International Paper Co.	130,500	5,326,031
Kimberly-Clark Corp.	49,900	3,527,431
Mead Corp.	66,000	2,070,750
Pactiv Corp. (a)	223,000	2,759,625
Smurfit-Stone Container Corp. (a)	62,900	939,569
Weyerhaeuser Co.	18,400	933,800
Willamette Industries, Inc.	82,800	3,886,425
		25,692,807
TOTAL BASIC INDUSTRIES		58,091,191
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.6%
American Standard Companies, Inc. (a)	56,830	2,802,429
Flowserve Corp.	29,600	632,700
York International Corp.	62,100	1,905,694
		5,340,823
Construction - 0.4%
Centex Corp.	50,500	1,896,906

	Shares	Value (Note 1)
Kaufman & Broad Home Corp.	36,900	$ 1,243,069
Pulte Corp.	10,200	430,313
		3,570,288
Engineering - 0.1%
Lexent, Inc.	3,900	66,788
Tetra Tech, Inc. (a)	24,900	793,688
		860,476
Real Estate Investment Trusts - 0.0%
Spieker Properties, Inc.	11,900	596,488
TOTAL CONSTRUCTION & REAL ESTATE		10,368,075
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	22,900	1,565,788
O'Reilly Automotive, Inc. (a)	69,500	1,859,125
Superior Industries International, Inc.	11,900	375,594
		3,800,507
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	61,700	7,434,850
Home Furnishings - 0.5%
Herman Miller, Inc.	23,700	681,375
Hillenbrand Industries, Inc.	67,200	3,460,800
HON Industries, Inc.	15,200	387,600
		4,529,775
Textiles & Apparel - 0.8%
Liz Claiborne, Inc.	37,770	1,572,176
Mohawk Industries, Inc. (a)	16,800	459,900
Reebok International Ltd. (a)	114,750	3,137,265
Shaw Industries, Inc.	19,300	365,494
Timberland Co. Class A (a)	37,400	2,501,125
		8,035,960
TOTAL DURABLES		23,801,092
ENERGY - 4.0%
Energy Services - 2.0%
BJ Services Co. (a)	33,480	2,305,935
Diamond Offshore Drilling, Inc.	5,700	228,000
ENSCO International, Inc.	68,210	2,323,403
Global Marine, Inc. (a)	97,800	2,775,075
Halliburton Co.	24,400	884,500
Helmerich & Payne, Inc.	15,200	666,900
Noble Drilling Corp. (a)	34,790	1,511,191
Pride International, Inc. (a)	19,500	480,188
Rowan Companies, Inc. (a)	9,200	248,400
Smith International, Inc. (a)	16,900	1,260,106
Tidewater, Inc.	39,450	1,750,594
Transocean Sedco Forex, Inc.	18,600	855,600
Varco International, Inc. (a)	66,148	1,438,708
Weatherford International, Inc.	50,530	2,387,543
		19,116,143
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 2.0%
Apache Corp.	17,550	$ 1,229,597
Burlington Resources, Inc.	7,500	378,750
Conoco, Inc. Class B	111,500	3,226,531
Cooper Cameron Corp. (a)	26,760	1,767,832
Devon Energy Corp.	11,961	729,287
EOG Resources, Inc.	52,300	2,860,156
Grant Prideco, Inc. (a)	36,430	799,183
Kerr-McGee Corp.	6,170	413,004
Noble Affiliates, Inc.	16,070	739,220
Ocean Energy, Inc.	47,890	832,089
Tosco Corp.	92,130	3,126,662
USX - Marathon Group	15,890	440,948
Valero Energy Corp.	62,700	2,331,656
		18,874,915
TOTAL ENERGY		37,991,058
FINANCE - 23.3%
Banks - 1.7%
Commerce Bancorp, Inc.	31,110	2,127,146
Cullen/Frost Bankers, Inc.	47,500	1,986,094
Fifth Third Bancorp	22,500	1,344,375
Mercantile Bankshares Corp.	56,600	2,444,413
North Fork Bancorp, Inc.	115,900	2,846,794
PNC Financial Services Group, Inc.	20,500	1,497,781
U.S. Bancorp	122,500	3,575,469
		15,822,072
Credit & Other Finance - 2.1%
Concord EFS, Inc. (a)	239,460	10,521,274
Countrywide Credit Industries, Inc.	71,300	3,582,825
Greenpoint Financial Corp.	87,800	3,594,313
Investors Financial Services Corp.	18,100	1,556,600
MBNA Corp.	12,600	465,413
		19,720,425
Federal Sponsored Credit - 4.7%
Fannie Mae	129,100	11,199,425
Freddie Mac	401,410	27,647,074
USA Education, Inc.	89,400	6,079,200
		44,925,699
Insurance - 12.8%
ACE Ltd.	124,700	5,291,956
Aetna, Inc. (a)	36,700	1,506,994
AFLAC, Inc.	37,150	2,681,766
Allmerica Financial Corp.	25,920	1,879,200
Allstate Corp.	132,600	5,776,388
AMBAC Financial Group, Inc.	92,310	5,382,827
American Financial Group, Inc.	43,900	1,166,094
American General Corp.	9,090	740,835
American International Group, Inc.	44,000	4,336,750
Arthur J. Gallagher & Co.	42,300	2,691,338

	Shares	Value (Note 1)
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,171,000
Class B (a)	2,443	5,750,822
ChoicePoint, Inc. (a)	59,600	3,907,525
CIGNA Corp.	71,150	9,413,145
Everest Re Group Ltd.	48,680	3,486,705
Fidelity National Financial, Inc.	203,100	7,502,006
First American Corp.	148,100	4,868,788
First Health Group Corp. (a)	59,600	2,775,125
Hartford Financial Services Group, Inc.	38,670	2,731,069
Hilb, Rogal & Hamilton Co.	17,900	713,763
Jefferson-Pilot Corp.	31,250	2,335,938
John Hancock Financial Services, Inc.	139,200	5,237,400
Loews Corp.	28,100	2,910,106
Markel Corp. (a)	5,700	1,031,700
MBIA, Inc.	30,510	2,261,554
Mercury General Corp.	31,300	1,373,288
MetLife, Inc.	60,000	2,100,000
MGIC Investment Corp.	14,100	950,869
Nationwide Financial Services, Inc. Class A	39,400	1,871,500
Progressive Corp.	16,400	1,699,450
Protective Life Corp.	71,680	2,311,680
SAFECO Corp.	28,800	946,800
The Chubb Corp.	66,560	5,757,440
The St. Paul Companies, Inc.	50,400	2,737,350
Torchmark Corp.	52,600	2,021,813
Unitrin, Inc.	4,700	190,938
UnumProvident Corp.	17,800	478,375
XL Capital Ltd. Class A	60,700	5,303,663
		121,293,960
Savings & Loans - 1.6%
Astoria Financial Corp.	37,900	2,058,444
Dime Bancorp, Inc.	129,190	3,819,179
Golden State Bancorp, Inc.	84,100	2,643,894
Roslyn Bancorp, Inc.	46,300	1,264,569
TCF Financial Corp.	60,500	2,696,031
Washington Mutual, Inc.	52,100	2,764,556
		15,246,673
Securities Industry - 0.4%
Goldman Sachs Group, Inc.	24,300	2,598,581
Lehman Brothers Holdings, Inc.	12,000	811,500
		3,410,081
TOTAL FINANCE		220,418,910
HEALTH - 19.0%
Drugs & Pharmaceuticals - 10.2%
Abgenix, Inc. (a)	700	41,344
Alkermes, Inc. (a)	66,500	2,086,438
Alliance Pharmaceutical Corp. (a)	11,900	102,638
Alpharma, Inc. Class A	19,400	851,175
Andrx Corp. - Andrx Group (a)	7,100	410,913
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Aviron (a)	100,780	$ 6,733,364
Biovail Corp. (a)	62,200	2,422,946
Bristol-Myers Squibb Co.	69,060	5,106,124
Carter-Wallace, Inc.	58,800	1,962,450
Celgene Corp. (a)	125,840	4,089,800
Cell Therapeutics, Inc. (a)	32,800	1,478,050
Cerus Corp. (a)	8,600	647,150
CIMA Labs, Inc. (a)	20,200	1,314,263
Collateral Therapeutics, Inc. (a)	12,000	212,250
COR Therapeutics, Inc. (a)	24,240	852,945
Corixa Corp. (a)	39,300	1,095,488
CV Therapeutics, Inc. (a)	13,205	934,254
Enzon, Inc. (a)	30,000	1,861,875
Forest Laboratories, Inc. (a)	20,370	2,706,664
Genzyme Corp. - General Division (a)	131,404	11,818,147
Gilead Sciences, Inc. (a)	30,010	2,488,954
IDEC Pharmaceuticals Corp. (a)	22,900	4,340,981
ImClone Systems, Inc. (a)	127,900	5,627,600
Incyte Genomics, Inc. (a)	9,100	226,363
Inspire Pharmaceuticals, Inc.	13,800	359,663
Intermune Pharmaceuticals, Inc.	47,300	2,110,763
Inverness Medical Technology, Inc. (a)	13,200	513,975
IVAX Corp. (a)	23,200	888,560
King Pharmaceuticals, Inc. (a)	45,500	2,351,781
KV Pharmaceutical Co. Class A (a)	42,700	1,067,500
Medarex, Inc. (a)	16,200	660,150
Millennium Pharmaceuticals, Inc. (a)	106,124	6,566,423
Mylan Laboratories, Inc.	47,900	1,206,481
Myriad Genetics, Inc. (a)	5,500	455,125
Noven Pharmaceuticals, Inc. (a)	500	18,688
PRAECIS Pharmaceuticals, Inc.	35,900	1,050,075
Protein Design Labs, Inc. (a)	12,220	1,061,613
QLT, Inc. (a)	45,300	1,270,588
Schering-Plough Corp.	17,200	976,100
Sepracor, Inc. (a)	57,060	4,571,933
Shire Pharmaceuticals Group PLC ADR (a)	17,100	787,669
Sigma-Aldrich Corp.	81,800	3,215,763
Teva Pharmaceutical Industries Ltd. sponsored ADR	69,600	5,098,200
Titan Pharmaceuticals, Inc. (a)	10,800	381,996
United Therapeutics Corp. (a)(c)	8,600	126,850
Vertex Pharmaceuticals, Inc. (a)	36,800	2,631,200
		96,783,272
Medical Equipment & Supplies - 3.1%
Abbott Laboratories	15,800	765,313
AmeriSource Health Corp. Class A (a)	60,000	3,030,000
Apogent Technologies, Inc.	7,130	146,165
Biomet, Inc.	74,100	2,940,844
Cardinal Health, Inc.	64,900	6,465,663

	Shares	Value (Note 1)
Cygnus, Inc. (a)	19,800	$ 96,525
McKesson HBOC, Inc.	81,500	2,925,035
Medtronic, Inc.	22,800	1,376,550
Novoste Corp. (a)	60,200	1,655,500
Priority Healthcare Corp. Class B (a)	52,200	2,130,413
St. Jude Medical, Inc. (a)	70,700	4,343,631
Steris Corp. (a)	25,700	414,413
Stryker Corp.	46,600	2,357,494
Sybron Dental Specialties, Inc. (a)	16,943	285,919
		28,933,465
Medical Facilities Management - 5.7%
AmeriPath, Inc. (a)	97,300	2,432,500
Express Scripts, Inc. Class A (a)	69,580	7,114,555
HCA - The Healthcare Co.	86,800	3,820,068
Health Management Associates, Inc. Class A (a)	168,400	3,494,300
HEALTHSOUTH Corp. (a)	187,400	3,056,963
Laboratory Corp. of America Holdings (a)	4,800	844,800
Lifepoint Hospitals, Inc. (a)	47,200	2,365,900
Lincare Holdings, Inc. (a)	19,900	1,135,544
Oxford Health Plans, Inc. (a)	160,900	6,355,550
Quest Diagnostics, Inc. (a)	14,800	2,101,600
Tenet Healthcare Corp.	69,000	3,066,188
Trigon Healthcare, Inc. (a)	97,470	7,584,384
UnitedHealth Group, Inc.	112,800	6,923,100
Wellpoint Health Networks, Inc. (a)	27,200	3,134,800
		53,430,252
TOTAL HEALTH		179,146,989
HOLDING COMPANIES - 0.0%
Leucadia National Corp.	12,500	442,969
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Electrical Equipment - 0.2%
L-3 Communications Holdings, Inc. (a)	11,600	893,200
Powerwave Technologies, Inc. (a)	4,900	286,650
Research in Motion Ltd. (a)	7,000	562,633
Vyyo, Inc.	13,800	84,525
		1,827,008
Industrial Machinery & Equipment - 1.0%
CUNO, Inc. (a)	2,300	61,669
Deere & Co.	42,100	1,928,706
Mettler-Toledo International, Inc. (a)	89,400	4,861,125
Parker-Hannifin Corp.	44,200	1,950,325
Tennant Co.	18,800	902,400
		9,704,225
Pollution Control - 1.0%
Allied Waste Industries, Inc. (a)	142,100	2,069,331
Republic Services, Inc. (a)	117,600	2,021,250
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Waste Connections, Inc. (a)	77,500	$ 2,562,344
Waste Management, Inc.	83,100	2,306,025
		8,958,950
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		20,490,183
MEDIA & LEISURE - 1.6%
Broadcasting - 0.3%
Pegasus Communications Corp. (a)	25,590	658,943
Radio One, Inc. Class A (a)	13,970	149,304
Univision Communications, Inc. Class A (a)	37,660	1,541,706
		2,349,953
Entertainment - 0.1%
Park Place Entertainment Corp. (a)	48,400	577,775
Six Flags, Inc. (a)	35,200	605,000
		1,182,775
Leisure Durables & Toys - 0.1%
Mattel, Inc.	92,400	1,334,256
Lodging & Gaming - 0.3%
International Game Technology (a)	52,700	2,529,600
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	3,360	131,460
Restaurants - 0.8%
Brinker International, Inc. (a)	76,200	3,219,450
Jack in the Box, Inc. (a)	104,280	3,069,742
Tricon Global Restaurants, Inc. (a)	48,000	1,584,000
		7,873,192
TOTAL MEDIA & LEISURE		15,401,236
NONDURABLES - 4.8%
Agriculture - 0.2%
Delta & Pine Land Co.	4,900	102,594
Nutreco Holding NV	40,424	2,155,180
		2,257,774
Beverages - 0.6%
Adolph Coors Co. Class B	23,100	1,855,219
Anheuser-Busch Companies, Inc.	27,700	1,260,350
Pepsi Bottling Group, Inc.	55,700	2,224,519
		5,340,088
Foods - 2.7%
Archer-Daniels-Midland Co.	256,000	3,840,000
ConAgra Foods, Inc.	33,100	860,600
Flowers Industries, Inc.	216,500	3,409,875
H.J. Heinz Co.	37,200	1,764,675
Keebler Foods Co.	35,940	1,489,264
McCormick & Co., Inc. (non-vtg.)	41,300	1,489,381
PepsiCo, Inc.	63,100	3,127,394

	Shares	Value (Note 1)
Sysco Corp.	222,200	$ 6,666,000
Wm. Wrigley Jr. Co.	35,300	3,382,181
		26,029,370
Household Products - 0.1%
Colgate-Palmolive Co.	13,100	845,605
Tobacco - 1.2%
Philip Morris Companies, Inc.	125,300	5,513,200
RJ Reynolds Tobacco Holdings, Inc.	118,600	5,781,750
		11,294,950
TOTAL NONDURABLES		45,767,787
PRECIOUS METALS - 1.9%
Agnico-Eagle Mines Ltd.	30,630	183,878
Barrick Gold Corp.	281,940	4,628,164
Meridian Gold, Inc. (a)	146,300	995,371
Newmont Mining Corp.	233,080	3,976,928
Placer Dome, Inc.	288,000	2,775,880
Stillwater Mining Co. (a)	138,420	5,446,827
TOTAL PRECIOUS METALS		18,007,048
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	81,200	1,258,600
Drug Stores - 0.1%
Walgreen Co.	20,700	865,519
Grocery Stores - 0.9%
Kroger Co. (a)	59,500	1,610,219
Safeway, Inc. (a)	28,700	1,793,750
Whole Foods Market, Inc. (a)	73,430	4,488,409
		7,892,378
Retail & Wholesale, Miscellaneous - 0.1%
Alberto-Culver Co. Class B	21,100	903,344
TOTAL RETAIL & WHOLESALE		10,919,841
SERVICES - 1.9%
Advertising - 0.5%
ADVO, Inc. (a)	68,750	3,050,781
DoubleClick, Inc. (a)	74,100	815,100
Omnicom Group, Inc.	15,300	1,267,988
		5,133,869
Leasing & Rental - 0.1%
GATX Corp.	11,300	563,588
Services - 1.3%
ACNielsen Corp. (a)	26,400	957,000
Cintas Corp.	175,290	9,323,237
Convergys Corp. (a)	7,400	335,313
Ecolab, Inc.	14,800	639,175
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
National Processing, Inc. (a)	33,900	$ 576,300
Robert Half International, Inc. (a)	15,140	401,210
		12,232,235
TOTAL SERVICES		17,929,692
TECHNOLOGY - 6.9%
Communications Equipment - 0.6%
CIENA Corp. (a)	5,220	424,125
Comverse Technology, Inc. (a)	8,750	950,469
Natural MicroSystems Corp. (a)	10,300	101,713
Nokia AB sponsored ADR	77,400	3,366,900
Plantronics, Inc. (a)	18,300	860,100
		5,703,307
Computer Services & Software - 4.9%
Affiliated Computer Services, Inc. Class A (a)	25,320	1,536,607
Avant! Corp. (a)	2,900	53,106
Cadence Design Systems, Inc. (a)	126,620	3,482,050
Cerner Corp. (a)	15,700	726,125
DST Systems, Inc. (a)	31,400	2,103,800
Eclipsys Corp. (a)	59,800	1,465,100
Electronic Arts, Inc. (a)	23,100	984,638
Fiserv, Inc. (a)	43,000	2,039,813
Informix Corp. (a)	37,700	111,922
J.D. Edwards & Co. (a)	61,000	1,086,563
Jack Henry & Associates, Inc.	21,800	1,354,325
Kana Communications, Inc. (a)	104,000	1,196,000
Mentor Graphics Corp. (a)	95,800	2,628,513
PeopleSoft, Inc. (a)	100,100	3,722,469
Polycom, Inc. (a)	32,100	1,033,219
Rational Software Corp. (a)	137,000	5,334,438
SunGard Data Systems, Inc. (a)	103,500	4,877,438
Sybase, Inc. (a)	69,400	1,374,988
Synopsys, Inc. (a)	17,400	825,413
The BISYS Group, Inc. (a)	133,100	6,937,838
webMethods, Inc.	40,700	3,619,756
		46,494,121
Computers & Office Equipment - 0.2%
FileNET Corp. (a)	47,400	1,291,650
Juniper Networks, Inc. (a)	3,060	385,751
Network Appliance, Inc. (a)	80	5,135
Quantum Corp. - Hard Disk Drive Group (a)	700	5,600
		1,688,136
Electronic Instruments - 1.1%
Applera Corp. - Applied Biosystems Group	8,610	809,878
Thermo Electron Corp. (a)	76,200	2,266,950

	Shares	Value (Note 1)
Varian, Inc. (a)	14,450	$ 489,494
Waters Corp. (a)	79,820	6,664,970
		10,231,292
Electronics - 0.1%
MIPS Technologies, Inc.:
Class A (a)	7,600	202,825
Class B (a)	100	2,548
NVIDIA Corp. (a)	6,900	226,083
TriQuint Semiconductor, Inc.	21,400	934,913
		1,366,369
TOTAL TECHNOLOGY		65,483,225
TRANSPORTATION - 2.8%
Air Transportation - 0.9%
Atlantic Coast Airlines Holdings, Inc. (a)	37,000	1,512,375
Continental Airlines, Inc. Class B (a)	10,100	521,413
Northwest Airlines Corp. (a)	18,000	542,250
SkyWest, Inc.	14,200	408,250
Southwest Airlines Co.	175,550	5,886,192
		8,870,480
Railroads - 0.8%
Burlington Northern Santa Fe Corp.	31,640	895,808
Canadian National Railway Co.	52,000	1,538,287
CSX Corp.	65,600	1,701,500
Norfolk Southern Corp.	59,800	796,088
Union Pacific Corp.	53,350	2,707,513
		7,639,196
Shipping - 0.2%
OMI Corp. (a)	14,300	92,056
Teekay Shipping Corp.	33,900	1,288,200
		1,380,256
Trucking & Freight - 0.9%
C.H. Robinson Worldwide, Inc.	53,950	1,696,053
Expeditors International of Washington, Inc.	65,300	3,505,794
Forward Air Corp. (a)	35,385	1,320,303
Landstar System, Inc. (a)	18,800	1,042,225
United Parcel Service, Inc. Class B	13,500	793,969
		8,358,344
TOTAL TRANSPORTATION		26,248,276
UTILITIES - 8.1%
Cellular - 0.4%
ALLTEL Corp.	37,200	2,322,675
QUALCOMM, Inc. (a)	13,500	1,109,531
Telephone & Data Systems, Inc.	3,302	297,180
		3,729,386
Electric Utility - 6.6%
AES Corp. (a)	57,260	3,170,773
Allegheny Energy, Inc.	72,600	3,498,413
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
Ameren Corp.	66,100	$ 3,061,256
American Electric Power Co., Inc.	97,000	4,510,500
Calpine Corp. (a)	61,680	2,779,455
Cinergy Corp.	21,600	758,700
Citizens Communications Co. (a)	46,000	603,750
Constellation Energy Corp.	15,800	711,988
DPL, Inc.	172,600	5,728,163
Duke Energy Corp.	40,700	3,469,675
Exelon Corp.	78,800	5,532,548
IPALCO Enterprises, Inc.	64,180	1,552,354
NiSource, Inc.	81,670	2,511,353
NRG Energy, Inc.	36,500	1,015,156
NSTAR Companies	37,800	1,620,675
Public Service Enterprise Group, Inc.	58,200	2,829,975
Reliant Energy, Inc.	46,000	1,992,375
SCANA Corp.	97,900	2,894,169
Southern Co.	163,300	5,429,725
Southern Energy, Inc.	46,500	1,316,531
TECO Energy, Inc.	12,900	417,638
TNPC, Inc.	39,600	388,575
TXU Corp.	43,400	1,923,163
Utilicorp United, Inc.	46,100	1,429,100
XCEL Energy, Inc.	121,900	3,542,719
		62,688,729
Gas - 1.0%
Dynegy, Inc. Class A	36,194	2,029,126
Equitable Resources, Inc.	40,300	2,690,025
Kinder Morgan, Inc.	58,680	3,062,362
Questar Corp.	51,600	1,551,225
		9,332,738
Telephone Services - 0.1%
CenturyTel, Inc.	21,900	782,925
TOTAL UTILITIES		76,533,778
TOTAL COMMON STOCKS (Cost $725,990,466)		832,849,219
Convertible Preferred Stocks - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
Southern Energy, Inc. Series A, $3.125	2,600	161,200
UTILITIES - 0.0%
Electric Utility - 0.0%
NiSource, Inc. $2.60 SAILS	1,037	2,852
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $132,074)		164,052
U.S. Treasury Obligations - 1.0%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 6% to 6.26% 1/11/01 to 3/1/01	-	$ 1,300,000	$ 1,295,044
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	5,700,000	6,199,662
6.25% 5/15/30	Aaa	1,600,000	1,784,992
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,289,564)			9,279,698
Cash Equivalents - 12.6%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	116,410,166	116,410,166
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	2,696,400	2,696,400
TOTAL CASH EQUIVALENTS (Cost $119,106,566)		119,106,566
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $854,518,670)		961,399,535
NET OTHER ASSETS - (1.7)%		(16,393,062)
NET ASSETS - 100%		$ 945,006,473
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
United Therapeutics Corp.	7/13/00	$ 946,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,544,918,419 and $801,530,552.
The market value of futures contracts opened and closed during the period amounted to $81,165,819 and $80,735,402, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $65,222 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $126,850 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,571,956. The fund received cash collateral of $2,696,400 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $860,273,593. Net unrealized appreciation aggregated $101,125,942, of which $119,743,433 related to appreciated investment securities and $18,617,491 related to depreciated investment securities.

The fund hereby designates approximately $9,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $17,195,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $15,428,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $854,518,670) - See accompanying schedule		$ 961,399,535
Cash		182,113
Receivable for investments sold		4,653,564
Receivable for fund shares sold		5,536,222
Dividends receivable		562,277
Interest receivable		859,941
Other receivables		4,060
Total assets		973,197,712
Liabilities
Payable for investments purchased	$ 24,546,560
Payable for fund shares redeemed	469,612
Accrued management fee	416,487
Distribution fees payable	35,459
Other payables and accrued expenses	26,721
Collateral on securities loaned, at value	2,696,400
Total liabilities		28,191,239
Net Assets		$ 945,006,473
Net Assets consist of:
Paid in capital		$ 877,368,530
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,241,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,879,848
Net Assets		$ 945,006,473
Initial Class: Net Asset Value, offering price and redemption price per share ($589,026,129 ÷ 29,077,661 shares)		$20.26
Service Class: Net Asset Value, offering price and redemption price per share ($282,941,175 ÷ 13,990,275 shares)		$20.22
Service Class 2: Net Asset Value, offering price and redemption price per share ($73,039,169 ÷ 3,615,337 shares)		$20.20

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 2,432,926
Interest		3,643,910
Security lending		75,614
Total income		6,152,450
Expenses
Management fee	$ 2,074,517
Transfer agent fees	264,159
Distribution fees	201,060
Accounting and security lending fees	129,548
Non-interested trustees' compensation	1,054
Custodian fees and expenses	115,950
Audit	21,126
Legal	2,847
Reports to shareholders	49,812
Miscellaneous	640
Total expenses before reductions	2,860,713
Expense reductions	(171,361)	2,689,352
Net investment income		3,463,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(38,442,549)
Foreign currency transactions	(9,867)
Futures contracts	(642,798)	(39,095,214)
Change in net unrealized appreciation (depreciation) on:
Investment securities	102,517,280
Assets and liabilities in foreign currencies	(937)
Futures contracts	(12,194)	102,504,149
Net gain (loss)		63,408,935
Net increase (decrease) in net assets resulting from operations		$ 66,872,033
Other Information Expense reductions Directed brokerage arrangements		$ 169,031
Custodian credits		2,330
		$ 171,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income (loss)	$ 3,463,098	$ (3,279)
Net realized gain (loss)	(39,095,214)	139,917
Change in net unrealized appreciation (depreciation)	102,504,149	4,343,490
Net increase (decrease) in net assets resulting from operations	66,872,033	4,480,128
Distributions to shareholders From net investment income	(3,490,324)	-
From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(3,621,429)	(172,440)
Share transactions - net increase (decrease)	854,104,079	22,312,614
Total increase (decrease) in net assets	917,354,683	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period	$ 945,006,473	$ 27,651,790
Other Information:	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	30,056,800	$ 574,378,689	67,742	$ 873,931
Reinvested	114,222	2,311,193	755	10,914
Redeemed	(1,207,719)	(23,158,134)	(4,140)	(54,766)
Net increase (decrease)	28,963,303	$ 553,531,748	64,357	$ 830,079
Service Class Sold	13,897,441	$ 261,436,662	1,749,215	$ 22,631,585
Reinvested	55,437	1,095,062	11,186	161,526
Redeemed	(1,662,521)	(31,588,706)	(110,484)	(1,310,576)
Net increase (decrease)	12,290,357	$ 230,943,018	1,649,917	$ 21,482,535
Service Class 2 A Sold	3,839,632	$ 73,663,061
Reinvested	10,659	215,174
Redeemed	(234,954)	(4,248,922)
Net increase (decrease)	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ 2,302,727		$ -
Service Class		973,094		-
Service Class 2 A		214,503		-
Total		$ 3,490,324		$ -
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 3,621,429		$ 172,440

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.00	.00
Net realized and unrealized gain (loss)	4.95	5.05	.31
Total from investment operations	5.14	5.05	.31
Less Distributions
From net investment income	(.08)	-	-
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.13)	(.11)	-
Net asset value, end of period	$ 20.26	$ 15.25	$ 10.31
Total Return B, C	33.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 589,026	$ 1,744	$ 516
Ratio of expenses to average net assets	.74%	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.69% H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	1.01%	.01%	(.27)% A
Portfolio turnover rate	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	(.01)	.00
Net realized and unrealized gain (loss)	4.93	5.05	.31
Total from investment operations	5.10	5.04	.31
Less Distributions
From net investment income	(.07)	-	-
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.12)	(.11)	-
Net asset value, end of period	$ 20.22	$ 15.24	$ 10.31
Total Return B, C	33.54%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 282,941	$ 25,908	$ 516
Ratio of expenses to average net assets	.84%	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.79% H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.92%	(.09)%	(.35)% A
Portfolio turnover rate	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31,1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.14
Net realized and unrealized gain (loss)	5.35
Total from investment operations	5.49
Less Distributions
From net investment income	(.06)
In excess of net realized gain	(.05)
Total distributions	(.11)
Net asset value, end of period	$ 20.20
Total Return B, C	37.12%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 73,039
Ratio of expenses to average net assets	.99% A
Ratio of expenses to average net assets after expense reductions	.94% A, F
Ratio of net investment income to average net assets	.76% A
Portfolio turnover rate	245%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Performance

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns and yields prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Money Market - Service Class	6.15%	5.54%	5.10%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

1/3/01 9/27/00 6/28/00 3/29/00 12/29/99

Fidelity VIP:
Money Market -
Service Class 6.25% 6.35% 6.41% 5.78% 5.72%

MMDA 2.11% 2.11% 2.11% 2.04% 2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2000?

A. During the first six months of 2000, interest rates rose due to robust economic growth exhibited in part by the lowest unemployment rate in about 30 years. The Federal Reserve Board raised short-term interest rates three times in an attempt to slow economic growth and subdue inflationary pressures. That backdrop changed in the second half of 2000, with the market anticipating that interest rates would be lower in the coming year.

Q. What caused market sentiment to change?

A. Labor markets remained tight, but pressure there began to ease. The unemployment rate ticked up to 4% in November from a 30-year low of 3.9% in April. Further, initial jobless claims trended consistently higher during the period and layoff announcements became more prevalent, suggesting that some slack in the labor market might be building. Most major stock markets tumbled in 2000, with the technology-laden NASDAQ Composite Index experiencing the sharpest pullback. Consumer demand softened in turn, dampening the wealth effect seen in the late '90s. In that scenario, ever-rising asset prices boosted personal demand - a significant component of gross domestic product (GDP) - during the economic boom of the late '90s. Businesses also invested less; tighter credit made it harder for some companies to borrow enough to sustain their capital spending.

Q. How did this backdrop influence economic growth?

A. Overall, annualized GDP slowed to 2.2% in the third quarter of 2000. Most preliminary fourth quarter estimates also call for less than 3% growth, well below the pace set at the beginning of 2000. Higher energy prices were the main culprit as consumer price inflation increased during the period. With economic growth slowing and a modest inflation outlook, the Federal Reserve Board made no changes to short-term interest rates during the last six months of 2000. However, the Fed did maintain a bias toward raising rates to cool growth until their final meeting of the year on December 19, 2000. At that time, the Fed switched to a bias toward lowering rates. It cited tightening financial conditions, deteriorating consumer sentiment and weaker demand as key reasons for the bias change.

Q. What was your strategy with the fund?

A. I sought to capitalize on market uncertainty regarding future Fed interest-rate policy while maintaining adequate portfolio liquidity. The incremental yield from investing in longer-term instruments was not sufficient to justify the increased risk they carried in an uncertain credit environment. Our strategy was to err on the side of caution, because economic weakness or a possible sudden, screeching halt of the economy concerned us. Therefore, even though the Fed was primed to ease rates in the latter part of the period, we kept most investments in the six-month and under range, looking to protect the fund's net asset value instead of reaching for yield.

Q. What's your outlook?

A. The market is currently pricing in significant Fed rate cuts early in 2001. Speculation is rampant that there may be a credit problem lurking in the wings similar to those the market experienced in fall 1998. The economy has clearly slowed, with consumer confidence continuing to deteriorate due to plunging stock prices, layoff announcements, and higher heating and fuel costs. This last item has caused inflation to tick up a bit recently. Going forward, our focus on credit quality will be very important within this type of environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term investments

Start date: April 1, 1982

Size: as of December 31, 2000, more than $2.2 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Certificates of Deposit - 31.8%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 0.4%
U.S. Bank NA, Minnesota
1/2/01	6.72% (b)	$ 10,000,000	$ 10,000,000
London Branch, Eurodollar, Foreign Banks - 19.5%
Abbey National Treasury Services PLC
3/1/01	6.64	10,000,000	10,000,000
5/17/01	7.36	25,000,000	25,000,000
Barclays Bank PLC
2/8/01	6.65	20,000,000	20,000,000
2/28/01	6.64	5,000,000	5,000,000
Bayerische Hypo-und Vereinsbank AG
2/7/01	6.63	50,000,000	50,000,000
3/1/01	6.64	10,000,000	10,000,000
Den Danske Corp., Inc.
3/20/01	6.42	25,000,000	25,001,066
Dresdner Bank AG
6/20/01	6.25	25,000,000	25,000,000
Halifax PLC
6/29/01	6.07	25,000,000	25,000,000
ING Bank NV
3/1/01	6.62	40,000,000	40,000,000
3/5/01	6.63	15,000,000	15,000,000
3/20/01	6.61	10,000,000	10,000,000
Nationwide Building Society
2/13/01	6.65	15,000,000	15,000,000
2/14/01	6.70	5,000,000	5,000,000
Norddeutsche Landesbank Girozentrale
2/9/01	6.65	15,000,000	14,999,980
Northern Rock PLC
2/28/01	6.65	25,000,000	25,000,000
Svenska Handelsbanken AB
2/2/01	6.66	15,000,000	15,000,131
Toronto Dominion Bank
2/15/01	6.63	30,000,000	30,000,184
Westdeutsche Landesbank Girozentrale
2/20/01	6.67	25,000,000	25,000,000
2/28/01	6.75	25,000,000	25,000,000
5/2/01	6.64	20,000,000	20,000,000
			435,001,361
New York Branch, Yankee Dollar, Foreign Banks - 11.9%
Canadian Imperial Bank of Commerce
1/2/01	6.62 (b)	25,000,000	24,993,031
3/19/01	6.42	10,000,000	10,000,000
Commerzbank AG
3/19/01	6.62	15,000,000	15,000,000
Credit Agricole Indosuez
2/20/01	6.63	10,000,000	10,000,000
2/20/01	6.64	25,000,000	25,000,000
Merita Bank PLC
2/20/01	6.63	5,000,000	5,000,000
3/12/01	6.70	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National Bank of Canada
2/27/01	6.65%	$ 5,000,000	$ 5,000,000
Norddeutsche Landesbank Girozentrale
2/8/01	6.75	10,000,000	9,999,506
5/8/01	7.15	25,000,000	24,998,356
Royal Bank of Canada
1/2/01	6.62 (b)	25,000,000	24,994,516
5/3/01	7.10	25,000,000	24,997,629
Societe Generale
1/22/01	6.59 (b)	10,000,000	9,996,397
1/29/01	6.58 (b)	10,000,000	9,998,279
Svenska Handelsbanken AB
5/2/01	7.00	35,000,000	34,997,803
Toronto Dominion Bank
3/1/01	6.62	15,000,000	15,000,000
			264,975,517
TOTAL CERTIFICATES OF DEPOSIT			709,976,878
Commercial Paper - 53.8%

Amsterdam Funding Corp.
1/24/01	6.67	10,000,000	9,957,769
Aspen Funding Corp.
2/15/01	6.53	10,135,000	10,053,160
Asset Securitization Coop. Corp.
1/29/01	6.58 (b)	20,000,000	19,999,691
Associates Corp. of North America
2/8/01	6.66	5,000,000	4,965,378
2/16/01	6.70	10,000,000	9,916,561
Associates First Capital BV
3/1/01	6.66	5,000,000	4,946,572
AT&T Corp.
1/19/01	6.73 (b)	10,000,000	10,000,000
2/22/01	6.70	20,000,000	19,812,222
3/5/01	7.23	5,000,000	4,937,875
3/8/01	7.25	5,000,000	4,934,733
CBA Finance, Inc.
2/21/01	6.57	16,000,000	15,851,987
Centric Capital Corp.
1/16/01	6.68	27,500,000	27,423,802
1/30/01	6.65	10,000,000	9,946,994
1/31/01	6.68	5,000,000	4,972,583
2/20/01	6.50	14,400,000	14,271,400
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/24/01	6.68	5,000,000	4,978,981
Citicorp
2/6/01	6.65	100,000,000	99,344,003
ConAgra Foods, Inc.
1/29/01	7.14	5,000,000	4,972,583
1/29/01	7.48	5,000,000	4,971,222
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
ConAgra Foods, Inc. - continued
1/30/01	7.52%	$ 5,000,000	$ 4,969,993
Corporate Receivables Corp.
2/23/01	6.65	25,000,000	24,759,292
CXC, Inc.
2/6/01	6.64	25,000,000	24,836,750
2/13/01	6.65	10,000,000	9,921,883
2/20/01	6.65	10,000,000	9,909,306
2/21/01	6.57	10,000,000	9,907,350
Daimler-Chrysler North America Holding Corp.
3/2/01	6.71	5,000,000	4,945,917
3/5/01	6.71	35,000,000	34,602,181
Deutsche Bank Financial, Inc.
2/15/01	6.63	50,000,000	49,592,500
Dominion Resources, Inc.
1/29/01	7.52	5,000,000	4,971,028
Enterprise Funding Corp.
1/29/01	6.64	25,717,000	25,585,386
2/15/01	6.71	11,000,000	10,909,250
2/22/01	6.66	15,000,000	14,858,083
2/27/01	6.64	23,989,000	23,740,974
Falcon Asset Securitization Corp.
1/22/01	6.71	17,846,000	17,776,981
Fleet Funding Corp.
1/31/01	6.68	11,148,000	11,086,593
GE Capital International Funding, Inc.
2/7/01	6.65	10,000,000	9,932,681
2/8/01	6.67	5,000,000	4,965,747
2/9/01	6.63	25,000,000	24,823,417
General Electric Capital Corp.
2/26/01	6.71	25,000,000	24,747,222
3/12/01	6.64	25,000,000	24,685,972
General Electric Capital Services, Inc.
3/19/01	6.40	5,000,000	4,932,625
General Motors Acceptance Corp.
2/14/01	6.60	50,000,000	49,605,222
2/20/01	6.64	5,000,000	4,954,653
3/1/01	6.64	10,000,000	9,893,144
Heller Financial, Inc.
1/30/01	7.50	2,000,000	1,988,046
1/31/01	7.50	5,000,000	4,969,083
Household Finance Corp.
3/14/01	6.42	5,000,000	4,936,800
ING America Insurance Holdings, Inc.
2/7/01	6.65	25,000,000	24,831,958
Jupiter Securitization Corp.
1/17/01	6.52	8,873,000	8,846,578
1/18/01	6.71	5,000,000	4,984,251
1/25/01	6.74	5,000,000	4,977,767
2/7/01	6.66	5,172,000	5,137,182

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Kitty Hawk Funding Corp.
1/16/01	6.64%	$ 50,592,000	$ 50,452,872
1/22/01	6.65	31,528,000	31,406,433
Lehman Brothers Holdings, Inc.
1/2/01	6.90 (b)	14,000,000	14,000,000
Lower Colorado River Auth. Rev.
2/7/01	6.48	10,000,000	10,000,000
New Center Asset Trust
2/16/01	6.65	5,000,000	4,958,281
2/20/01	6.65	5,000,000	4,954,583
2/26/01	6.65	10,000,000	9,898,422
Newport Funding Corp.
1/2/01	7.14	12,596,000	12,593,505
PHH Corp.
1/31/01	7.78	5,000,000	4,967,917
Phillips Petroleum Co.
2/21/01	6.98	5,000,000	4,950,913
Preferred Receivables Funding Corp.
1/22/01	6.70	25,000,000	24,903,458
3/19/01	6.72	21,160,000	20,866,270
Qwest Capital Funding, Inc.
1/26/01	7.14	2,000,000	1,990,208
Sears Roebuck Acceptance Corp.
2/14/01	7.16	5,000,000	4,956,917
2/15/01	7.12	2,000,000	1,982,500
Societe Generale NA
2/20/01	6.64	4,500,000	4,459,219
Tyco International Group SA
1/29/01	7.02	5,000,000	4,973,167
1/31/01	7.35	5,000,000	4,969,750
2/13/01	7.45	5,000,000	4,956,104
UBS Finance, Inc.
3/26/01	6.62	25,000,000	24,622,583
3/30/01	6.62	25,000,000	24,604,611
5/25/01	6.61	25,000,000	24,361,000
Variable Funding Capital Corp.
1/12/01	6.69 (b)	5,000,000	5,000,000
2/7/01	6.63	20,000,000	19,865,361
2/13/01	6.65	5,000,000	4,960,942
2/20/01	6.65	10,000,000	9,909,028
Windmill Funding Corp.
1/22/01	6.64	50,000,000	49,807,500
3/20/01	6.37	25,000,000	24,660,375
WorldCom, Inc.
2/1/01	7.05	5,000,000	4,970,141
TOTAL COMMERCIAL PAPER			1,202,845,391
Bank Notes - 2.7%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
American Express Centurion Bank
1/12/01	6.68% (b)	$ 25,000,000	$ 24,996,500
Bank One NA, Chicago
1/2/01	6.63 (b)	20,000,000	19,997,207
5/2/01	6.64	15,000,000	15,000,000
TOTAL BANK NOTES			59,993,707
Master Notes - 0.4%

Goldman Sachs Group, Inc.
2/15/01	6.72 (c)	10,000,000	10,000,000
Medium-Term Notes - 3.1%

Associates Corp. of North America
3/29/01	6.44 (b)	25,000,000	25,000,000
CIESCO LP
1/15/01	6.68 (b)	5,000,000	5,000,000
CIT Group, Inc.
1/2/01	6.61 (b)	10,000,000	9,997,886
General Motors Acceptance Corp.
1/28/01	6.59 (b)	10,000,000	9,998,075
General Motors Acceptance Corp. Mortgage Credit
1/2/01	6.87	10,000,000	9,998,103
Merrill Lynch & Co., Inc.
1/3/01	6.77 (b)	10,000,000	9,999,748
TOTAL MEDIUM-TERM NOTES			69,993,812
Short-Term Notes - 4.9%

GE Life & Annuity Assurance Co.
1/2/01	6.88 (b)(c)	15,000,000	15,000,000
Jackson National Life Insurance Co.
1/1/01	6.97 (b)(c)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/01	6.96 (b)(c)	5,000,000	5,000,000
1/1/01	6.99 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
3/1/01	6.82 (b)(c)	5,000,000	5,000,000
4/1/01	6.62 (b)(c)	15,000,000	15,000,000
RACERS Series 00 10MM,
1/22/01	6.67 (a)(b)	10,000,000	10,000,000
Strategic Money Market Trust Series 2000 A,
1/13/01	6.73 (b)(c)	17,000,000	17,000,000
Strategic Money Market Trust Series 2000 E,
1/16/01	6.73 (a)(b)	5,000,000	5,000,000
Strategic Money Market Trust Series 2000 M,
3/13/01	6.58 (b)(c)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/01	6.93 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			109,000,000
Repurchase Agreements - 1.7%
	Maturity Amount	Value (Note 1)
In a joint trading account (U.S. Government Obligations) dated 12/29/00 due 1/2/01 At 6.49%	$ 63,045	$ 63,000
With Lehman Commercial Paper, Inc. At 6.85%, dated 12/29/00 due 1/2/01 (Commercial Paper Obligations) (principal amount $37,740,000) 0%, 4/10/01 - 5/8/01	37,028,161	37,000,000
TOTAL REPURCHASE AGREEMENTS		37,063,000
TOTAL INVESTMENT PORTFOLIO - 98.4%	2,198,872,788
NET OTHER ASSETS - 1.6%	34,680,000
NET ASSETS - 100%	$ 2,233,552,788
Total Cost for Income Tax Purposes $ 2,198,872,788
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,000,000 or 0.7% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 6.88%, 1/2/01	4/6/00	$ 15,000,000
Goldman Sachs Group, Inc. 6.72%, 2/15/01	10/19/00	$ 10,000,000
Jackson National Life Insurance Co. 6.97%, 1/1/01	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 6.96%, 1/1/01	9/17/98	$ 5,000,000
6.99%, 1/1/01	3/12/99	$ 5,000,000
New York Life Insurance Co.: 6.62%, 4/1/01	12/20/00	$ 15,000,000
6.82%, 3/1/01	8/28/00	$ 5,000,000
Strategic Money Market Trust: Series 2000 A, 6.73%, 1/13/01	9/7/00	$ 17,000,000
Series 2000 M, 6.58%, 3/13/01	12/11/00	$ 15,000,000
Transamerica Occidental Life Insurance Co. 6.93%, 2/1/01	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $104,000,000 or 4.7% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $8,648,097. The weighted average interest rate was 5.77%. Interest earned from the interfund lending program amounted to $45,488 and is included in interest income on the Statement of Operations.

Income Tax Information
At December 31, 2000, the fund had a capital loss carryforward of approximately $70,000 all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $37,063,000) - See accompanying schedule		$ 2,198,872,788
Receivable for fund shares sold		76,011,777
Interest receivable		13,004,290
Prepaid expenses		75,979
Total assets		2,287,964,834
Liabilities
Payable to custodian bank	$ 165,687
Payable for investments purchased	25,103,155
Payable for fund shares redeemed	27,698,930
Accrued management fee	489,715
Distribution fees payable	43
Other payables and accrued expenses	954,516
Total liabilities		54,412,046
Net Assets		$ 2,233,552,788
Net Assets consist of:
Paid in capital		$ 2,233,623,091
Accumulated net realized gain (loss) on investments		(70,303)
Net Assets		$ 2,233,552,788
Initial Class: Net Asset Value, offering price and redemption price per share ($2,233,341,839 ÷ 2,233,397,081 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($103,059 ÷ 103,061 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($107,890 ÷ 107,893 shares)		$1.00

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 136,056,007
Expenses
Management fee	$ 5,141,685
Transfer agent fees	1,389,132
Distribution fees	299
Accounting fees and expenses	199,091
Non-interested trustees' compensation	7,142
Custodian fees and expenses	41,144
Registration fees	923
Audit	32,384
Legal	20,154
Miscellaneous	159,265
Total expenses before reductions	6,991,219
Expense reductions	(894)	6,990,325
Net investment income		129,065,682
Net Realized Gain (Loss) on Investments		31,844
Net increase in net assets resulting from operations		$ 129,097,526
Other Information Expense reductions FMR reimbursement, Service Class		$ 13
FMR reimbursement, Service Class 2		357
Custodian credits		524
		$ 894

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 129,065,682	$ 89,685,301
Net realized gain (loss)	31,844	(73,427)
Net increase (decrease) in net assets resulting from operations	129,097,526	89,611,874
Distributions to shareholders from net investment income	(129,065,682)	(89,685,301)
Share transactions - net increase (decrease)	294,030,275	432,074,680
Total increase (decrease) in net assets	294,062,119	432,001,253
Net Assets
Beginning of period	1,939,490,669	1,507,489,416
End of period	$ 2,233,552,788	$ 1,939,490,669
Other Information:
	Year ended December 31, 2000	Year ended December 31, 1999
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 5,928,688,982	$ 3,933,097,969
Reinvestment of distributions from net investment income	128,280,587	88,893,196
Cost of shares redeemed	(5,763,150,248)	(3,589,916,485)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 293,819,321	$ 432,074,680
Service Class A Proceeds from sales of share	$ 100,000	$ -
Reinvestment of distributions from net investment income	3,061	-
Cost of shares redeemed	-	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 103,061	$ -
Service Class 2 B Proceeds from sales of share	$ 102,001	$ -
Reinvestment of distributions from net investment income	5,900	-
Cost of shares redeemed	(8)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 107,893	$ -
Distributions From net investment income Initial Class	$ 129,056,642	$ 89,685,301
Service Class A	3,095	-
Service Class 2 B	5,945	-
Total	$ 129,065,682	$ 89,685,301

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.062	.050	.053	.053	.052
Less Distributions
From net investment income	(.062)	(.050)	(.053)	(.053)	(.052)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	6.30%	5.17%	5.46%	5.51%	5.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794	$ 1,126,155
Ratio of expenses to average net assets	.33%	.27%	.30%	.31%	.30%
Ratio of net investment income to average net assets	6.18%	5.06%	5.33%	5.32%	5.28%

Financial Highlights - Service Class

Years ended December 31,	2000 C
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net investment income	.031
Less Distributions
From net investment income	(.031)
Net asset value, end of period	$ 1.000
Total Return B	3.06%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 103
Ratio of expenses to average net assets	.45% A, D
Ratio of net investment income to average net assets	6.28% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2000 C
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net investment income	.058
Less Distributions
From net investment income	(.058)
Net asset value, end of period	$ 1.000
Total Return B	5.89%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 108
Ratio of expenses to average net assets	.60% A, D
Ratio of net investment income to average net assets	5.94% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Service Class	-19.18%	10.37%	9.24%
MSCI EAFE	-14.01%	7.31%	8.34%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 2000, the index included 1,404 equity securities of companies domiciled in 20 countries. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Service Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $24,210 - a 142.10% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,269 - a 122.69% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Nokia AB (Finland)	5.4
TotalFinaElf SA Class B (France)	3.6
Vodafone Group PLC (United Kingdom)	3.3
Sony Corp. (Japan)	2.5
Nikko Securities Co. Ltd. (Japan)	2.3
17.1
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	21.0
Technology	17.2
Utilities	12.6
Health	6.2
Energy	5.8
Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	24.5
United Kingdom	11.3
France	9.4
Finland	7.6
Netherlands	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Richard Mace,
Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months that ended December 31, 2000, the fund lagged the -14.01% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East.

Q. Why did the fund underperform its index during the period?

A. Overweighting technology and telecommunications stocks was the biggest factor in our performance relative to the index. After a period of strong performance in late 1999 and early 2000, technology stocks experienced a global correction due to a number of negative trends. Specifically, growing concerns about the potential effect that weakening global economies might have on demand for technology products hurt our holdings in this sector, particularly our positions in South Korea and Japan. An unforeseen oversupply of semiconductors in the marketplace put pressure on stocks of electronic component manufacturers, such as Hyundai Electronics, Samsung Electronics and Kyocera. Turning to telecommunications, rising costs, increasing competitive pricing pressures and higher-than-expected licensing costs for 3G - or third generation - wireless communications bands sent shares of many European and Japanese telephone companies sharply lower. Elsewhere, the fund's overweighting of Japanese financials such as Nikko Securities and Nomura Securities detracted from performance.

Q. What strategies did you employ?

A. I began significantly reducing our overweighted energy holdings near the end of the period as it became clear to me that many of these stocks had reached unsustainable price levels. I took profits, for example, in some integrated oil producers and shipping stocks, such as TotalFinaElf, Teekay Shipping and Overseas Shipholding Group. For most of the period, overweighting energy and energy services stocks benefited performance as energy prices advanced sharply in response to tight supply and higher demand for oil. However, in the fourth quarter of 2000, I positioned the fund to benefit from a decline in oil prices due to my expectations of excess capacity and a slowdown in capital spending. During the past year, I also began increasing the concentration of the fund, eliminating some of the smaller and less attractive holdings to increase our positions in stocks with the greatest potential for growth. Adopting this strategy boosted the weighting of the fund's top-10 positions to roughly 25% of the fund's net assets, from roughly 19% of net assets a year ago.

Q. What factors contributed positively to the fund's relative performance?

A. Having out-of-benchmark positions in several Canadian stocks, many of which were energy companies, enhanced our performance. Our holdings in Talisman Energy, Rio Alto Exploration and Crestar Energy, the last of which I sold off during the period, all made positive contributions to the fund's return. Our out-of-benchmark positions in several strong-performing American pharmaceutical stocks, such as Bristol-Myers Squibb and Schering-Plough, helped as these stocks rose sharply on investors' flight to safety from weakening technology stocks in the latter half of the period. Additionally, several European banks made positive contributions to the fund, such as Royal Bank of Scotland and Lloyds TSB Group.

Q. What were some of the fund's other top performers? Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, was hurt by the sell-off in the technology sector but still managed to stand out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. Investors also rewarded Swiss foods company Nestle as a defensive play when it became clear that several economies were slowing down. On the down side, Kyocera, the fund's largest detractor, suffered from slowing demand for its electronic components products due to excess inventory at its end markets, and Softbank was hurt by the global correction among stocks of Internet and telephone-related companies. Meanwhile, Vodafone and Nippon Telegraph suffered from overall weakness in the telecommunications sector.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies relative to their estimated growth rates by using a combination of fundamental and historical analysis in partnership with our extensive team of international research analysts. While I will continue to monitor country and industry weightings, my focus will be on bottom-up stock selection. Shareholders in the fund should also be aware that the fund is likely to become more concentrated in its largest holdings in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2000, more than $2.5 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1)
Australia - 1.5%
BHP Ltd.	676,793	$ 7,167,082
Cable & Wireless Optus Ltd. (a)	4,076,100	8,470,861
News Corp. Ltd.	795,751	6,415,741
News Corp. Ltd. sponsored ADR	467,600	13,589,625
WMC Ltd.	682,300	2,918,595
TOTAL AUSTRALIA		38,561,904
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	197,300	5,327,100
Canada - 3.1%
Alcan Aluminium Ltd.	257,600	8,823,212
Canadian Natural Resources Ltd. (a)	548,300	15,177,728
Nortel Networks Corp.	688,352	22,070,286
Rio Alto Exploration Ltd. (a)	571,300	12,422,879
Talisman Energy, Inc. (a)	508,900	18,890,265
TOTAL CANADA		77,384,370
Denmark - 0.2%
Tele Danmark AS Series B	148,300	6,069,079
Finland - 7.6%
Nokia AB	3,183,101	138,464,866
Sampo-Leonia Insurance Co. Ltd. (A Shares)	131,100	7,100,655
Sonera Corp.	221,200	4,021,335
UPM-Kymmene Corp.	1,257,700	43,300,438
TOTAL FINLAND		192,887,294
France - 9.4%
Aventis SA	102,760	8,657,530
AXA SA de CV	162,926	23,634,094
BNP Paribas SA	159,240	14,024,637
Castorama Dubois Investissements SA	96,450	25,074,897
Sanofi-Synthelabo SA	254,400	17,013,878
Suez Lyonnaise des Eaux	49,300	9,032,217
Television Francaise 1 SA	113,340	6,138,735
TotalFinaElf SA Class B	626,944	91,141,982
Vivendi Environment (a)	496,000	21,725,135
Vivendi Universal SA	331,300	21,875,969
TOTAL FRANCE		238,319,074
Germany - 3.6%
Allianz AG (Reg.)	53,900	20,237,362
BASF AG	517,700	23,489,981
Bayerische Hypo-und Vereinsbank AG	111,500	6,333,154
Deutsche Lufthansa AG (Reg.)	383,700	9,921,150
K&S AG	271,150	4,597,375
Muenchener Ruekversicherungs-Gesellschaft AG (Reg.)	27,000	9,691,366
Siemens AG	129,900	17,032,415
TOTAL GERMANY		91,302,803

	Shares	Value (Note 1)
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	7,410,500	$ 40,201,960
Hutchison Whampoa Ltd.	1,370,600	17,089,228
Johnson Electric Holdings Ltd.	3,368,000	5,181,738
TOTAL HONG KONG		62,472,926
Ireland - 0.5%
Bank of Ireland, Inc.	1,360,338	13,518,458
Italy - 1.8%
Banca Intesa Spa	1,999,446	9,588,278
Olivetti Spa	1,883,500	4,515,244
San Paolo IMI Spa	486,500	7,913,669
Telecom Italia Spa	2,058,124	22,703,684
TOTAL ITALY		44,720,875
Japan - 23.0%
Advantest Corp.	36,400	3,405,439
Asahi Chemical Industry Co. Ltd. (a)	527,000	3,031,967
Canon, Inc.	587,000	20,529,860
Credit Saison Co. Ltd.	397,300	8,493,473
Daiwa Securities Group, Inc.	3,116,000	32,503,175
DDI Corp.	1,067	5,140,483
Fujitsu Ltd.	790,000	11,632,072
Furukawa Electric Co. Ltd.	1,176,000	20,513,422
Hitachi Chemical Co. Ltd.	132,000	3,093,119
Hitachi Zosen Corp. (a)	523,000	397,840
Ito-Yokado Co. Ltd.	367,000	18,290,636
JAFCO Co. Ltd.	58,800	5,398,269
Kyocera Corp.	146,900	15,598,944
Matsushita Electric Industrial Co. Ltd.	504,000	11,781,001
Mitsubishi Electric Corp.	1,064,000	6,540,107
Mitsubishi Estate Co. Ltd. (a)	646,000	6,890,968
Mitsui Fudosan Co. Ltd.	288,000	2,858,092
NEC Corp.	1,308,000	23,902,423
Net One Systems Co. Ltd.	135	3,364,082
NGK Insulators Ltd.	359,000	4,749,209
Nikko Securities Co. Ltd.	7,364,000	56,982,952
Nikon Corp.	326,000	3,483,186
Nintendo Co. Ltd.	54,000	8,494,011
Nippon Telegraph & Telephone Corp.	6,400	46,054,037
Nomura Securities Co. Ltd.	2,960,000	53,185,278
NTT DoCoMo, Inc.	1,096	18,878,378
Oki Electric Industry Co. Ltd. (a)	719,000	3,206,173
Omron Corp.	376,000	7,807,992
ORIX Corp.	105,600	10,581,237
Rohm Co. Ltd.	24,300	4,610,562
Softbank Corp.	211,300	7,334,625
Sony Corp.	891,100	61,931,453
Sumitomo Electric Industries Ltd.	172,000	2,818,292
Takeda Chemical Industries Ltd.	477,000	28,193,758
Tokyo Broadcasting System, Inc.	136,000	4,019,236
Tokyo Electron Ltd.	61,600	3,382,426
Toshiba Corp.	2,311,000	15,437,650
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Toyota Motor Corp.	1,058,600	$ 33,784,123
Yamanouchi Pharmaceutical Co. Ltd.	117,000	5,053,598
TOTAL JAPAN		583,353,548
Korea (South) - 2.5%
Hyundai Electronics Industries Co. Ltd. (a)	2,644,380	8,413,938
Kookmin Bank	456,200	5,373,424
Samsung Electronics Co. Ltd.	393,400	49,136,137
TOTAL KOREA (SOUTH)		62,923,499
Marshall Islands - 0.7%
Teekay Shipping Corp.	462,700	17,582,600
Mexico - 0.5%
Telefonos de Mexico SA de CV Series L sponsored ADR	183,700	8,289,463
TV Azteca SA de CV sponsored ADR	395,600	3,931,275
TOTAL MEXICO		12,220,738
Netherlands - 6.4%
ABN AMRO Holding NV	404,000	9,216,868
Akzo Nobel NV	148,000	7,974,172
Heineken NV	94,600	5,743,041
ING Groep NV (Certificaten Van Aandelen)	432,462	34,657,983
Koninklijke Ahold NV	874,103	28,290,695
Koninklijke Philips Electronics NV	509,924	18,742,200
Nutreco Holding NV	123,833	6,602,078
Royal Dutch Petroleum Co. (Hague Registry)	179,400	10,864,912
Unilever NV (Certificaten Van Aandelen)	240,200	15,249,681
United Pan-Europe Communications NV Class A (a)	372,200	3,814,460
Vendex KBB NV	699,457	9,197,595
VNU NV (a)	106,700	5,261,493
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,556,808
TOTAL NETHERLANDS		162,171,986
Norway - 0.4%
DNB Holding ASA	2,101,100	11,375,161
Singapore - 0.4%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	96,000	2,532,000
Overseas Union Bank Ltd.	862,296	4,029,188
United Overseas Bank Ltd.	539,472	4,045,651
TOTAL SINGAPORE		10,606,839
Spain - 2.5%
Banco Santander Central Hispano SA	2,493,268	26,773,285
Telefonica SA (a)	2,182,400	36,180,526
TOTAL SPAIN		62,953,811

	Shares	Value (Note 1)
Sweden - 1.4%
Telefonaktiebolaget LM Ericsson AB (B Shares)	3,207,100	$ 35,879,433
Switzerland - 6.3%
Credit Suisse Group (Reg.)	175,864	33,595,554
Julius Baer Holding AG	982	5,402,431
Nestle SA (Reg.)	18,567	43,529,901
Novartis AG (Reg.)	9,266	16,465,354
The Swatch Group AG (Reg.)	56,300	14,770,762
UBS AG (Reg. D)	108,168	17,745,107
Zurich Financial Services Group AG	48,440	29,353,024
TOTAL SWITZERLAND		160,862,133
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,959,976	16,706,464
United Microelectronics Corp.	10,311,400	14,975,192
TOTAL TAIWAN		31,681,656
United Kingdom - 11.3%
Amvescap PLC	280,900	5,761,560
AstraZeneca PLC	135,900	6,998,850
Barclays PLC	260,100	8,045,105
BBA Group PLC	399,900	2,208,792
Billiton PLC	1,638,900	6,312,099
Carlton Communications PLC	1,076,700	9,820,589
Diageo PLC	632,500	7,081,470
GlaxoSmithKline PLC (a)	1,418,394	39,715,034
Granada Compass PLC (a)	540,214	5,874,853
HSBC Holdings PLC (Reg.)	948,941	13,968,405
Lloyds TSB Group PLC	2,699,200	28,527,910
Misys PLC	762,800	7,515,472
Reed International PLC	537,300	5,614,570
Reuters Group PLC	1,362,600	22,369,348
Rio Tinto PLC (Reg. D)	469,700	8,259,761
Royal Bank of Scotland Group PLC	707,200	16,701,303
SMG PLC	787,200	3,213,986
Vodafone Group PLC	23,066,303	82,606,360
WPP Group PLC	465,700	6,062,118
TOTAL UNITED KINGDOM		286,657,585
United States of America - 3.1%
Alcoa, Inc.	88,400	2,961,400
Bristol-Myers Squibb Co.	336,900	24,909,544
Micron Technology, Inc. (a)	383,000	13,596,500
Overseas Shipholding Group, Inc.	277,000	6,353,688
Pfizer, Inc.	151,500	6,969,000
Phelps Dodge Corp.	50,500	2,818,531
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Schering-Plough Corp.	168,400	$ 9,556,700
VoiceStream Wireless Corp. (a)	124,300	12,507,688
TOTAL UNITED STATES OF AMERICA		79,673,051
TOTAL COMMON STOCKS (Cost $2,127,822,902)		2,288,505,923
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	2,945,250
Government Obligations - 0.1%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.62% to 5.92% 3/1/01 (c) (Cost $1,832,224)	-	$ 1,850,000	1,832,980
Cash Equivalents - 12.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	301,572,259	301,572,259
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	12,539,188	12,539,188
TOTAL CASH EQUIVALENTS (Cost $314,111,447)		314,111,447
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $2,448,788,172)		2,607,395,600
NET OTHER ASSETS - (2.8)%		(70,280,456)
NET ASSETS - 100%		$ 2,537,115,144
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
334 Topix Index Contracts (Japan)	March 2001	$ 37,453,442	$ (1,901,583)

The face value of futures purchased as a percentage of net assets - 1.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,828,026.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,777,940,769 and $3,575,161,069, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $4,717,128, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,278,260 and $36,693,285, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,052 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $14,141,574. The fund received cash collateral of $12,539,188 which was invested in cash equivalents and U.S. Treasury Obligations valued at $3,004,205.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,482,126,185. Net unrealized appreciation aggregated $125,269,415, of which $450,517,405 related to appreciated investment securities and $325,247,990 related to depreciated investment securities.

The fund hereby designates approximately $168,492,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $2,448,788,172) - See accompanying schedule		$ 2,607,395,600
Cash		410,567
Foreign currency held at value (cost $16,542,874)		16,494,649
Receivable for investments sold		14,088,356
Receivable for fund shares sold		1,319,165
Dividends receivable		3,126,047
Interest receivable		1,333,508
Other receivables		47,468
Total assets		2,644,215,360
Liabilities
Payable for investments purchased	$ 5,489,870
Payable for fund shares redeemed	86,891,648
Accrued management fee	1,580,315
Distribution fees payable	24,938
Payable for daily variation on futures contracts	277,318
Other payables and accrued expenses	296,939
Collateral on securities loaned, at value	12,539,188
Total liabilities		107,100,216
Net Assets		$ 2,537,115,144
Net Assets consist of:
Paid in capital		$ 2,113,593,127
Undistributed net investment income		11,909,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		254,959,225
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		156,653,522
Net Assets		$ 2,537,115,144
Initial Class: Net Asset Value, offering price and redemption price per share ($2,267,507,253 ÷ 113,384,526 shares)		$20.00
Service Class: Net Asset Value, offering price and redemption price per share ($257,257,175 ÷ 12,898,922 shares)		$19.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($12,350,716 ÷ 620,451 shares)		$19.91

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,909,899
Special dividend from BCE, Inc.		5,241,627
Interest		13,944,091
Security lending		633,605
		53,729,222
Less foreign taxes withheld		(4,277,376)
Total income		49,451,846
Expenses
Management fee	$ 20,988,116
Transfer agent fees	1,902,696
Distribution fees	240,182
Accounting and security lending fees	1,364,621
Non-interested trustees' compensation	14,579
Custodian fees and expenses	1,343,421
Audit	62,512
Legal	20,798
Miscellaneous	98,289
Total expenses before reductions	26,035,214
Expense reductions	(650,499)	25,384,715
Net investment income		24,067,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	267,186,772
Foreign currency transactions	(1,366,056)
Futures contracts	(207,130)	265,613,586
Change in net unrealized appreciation (depreciation) on:
Investment securities	(846,361,343)
Assets and liabilities in foreign currencies	(136,163)
Futures contracts	(2,351,973)	(848,849,479)
Net gain (loss)		(583,235,893)
Net increase (decrease) in net assets resulting from operations		$ (559,168,762)
Other Information Expense reductions Directed brokerage arrangements		$ 639,759
Custodian credits		10,740
		$ 650,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 24,067,131	$ 24,385,652
Net realized gain (loss)	265,613,586	279,081,035
Change in net unrealized appreciation (depreciation)	(848,849,479)	567,840,640
Net increase (decrease) in net assets resulting from operations	(559,168,762)	871,307,327
Distributions to shareholders From net investment income	(34,503,154)	(31,839,750)
In excess of net investment income	(6,990,235)	-
From net realized gain	(261,723,629)	(51,354,434)
Total distributions	(303,217,018)	(83,194,184)
Share transactions - net increase (decrease)	518,278,056	(16,452,995)
Total increase (decrease) in net assets	(344,107,724)	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $11,909,270 and $10,707,600, respectively)	$ 2,537,115,144	$ 2,881,222,868
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	180,026,822	$ 4,102,377,245	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,118	4,250,326	81,691,268
Redeemed	(178,033,342)	(4,052,515,974)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	13,643,485	$ 334,820,389	(3,705,063)	$ (92,973,275)
Service Class Sold	68,519,615	$ 1,560,576,350	18,969,271	$ 422,534,083
Reinvested	747,241	18,247,616	78,277	1,502,916
Redeemed	(61,639,680)	(1,408,864,371)	(15,508,477)	(347,516,719)
Net increase (decrease)	7,627,176	$ 169,959,595	3,539,071	$ 76,520,280
Service Class 2 A Sold	734,419	$ 15,878,729
Reinvested	421	10,284
Redeemed	(114,389)	(2,390,941)
Net increase (decrease)	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 32,471,354		$ 31,264,560
Service Class		2,030,655		575,190
Service Class 2 A		1,145		-
Total		$ 34,503,154		$ 31,839,750
In excess of net investment income Initial Class		$ 6,578,599		$ -
Service Class		411,405		-
Service Class 2 A		231		-
Total		$ 6,990,235		$ -
From net realized gain Initial Class		$ 245,909,165		$ 50,426,708
Service Class		15,805,556		927,726
Service Class 2 A		8,908		-
Total		$ 261,723,629		$ 51,354,434
		$ 303,217,018		$ 83,194,184

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Income from Investment Operations
Net investment income D	.19 G	.24	.23	.30	.32 H
Net realized and unrealized gain (loss)	(4.93)	7.95	2.13	1.70	1.88
Total from investment operations	(4.74)	8.19	2.36	2.00	2.20
Less Distributions
From net investment income	(.31)	(.31)	(.38)	(.33)	(.20)
In excess of net investment income	(.06)	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)
Net asset value, end of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Total Return B, C	(19.07)%	42.55%	12.81%	11.56%	13.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601
Ratio of expenses to average net assets	.89%	.91%	.91%	.92%	.93%
Ratio of expenses to average net assets after expense reductions	.87% F	.87% F	.89% F	.90% F	.92% F
Ratio of net investment income to average net assets	.84%	1.10%	1.19%	1.55%	1.84%
Portfolio turnover rate	136%	78%	84%	67%	92%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.17 G	.22	.15	.01
Net realized and unrealized gain (loss)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.30)	(.31)	(.38)	-
In excess of net investment income	(.06)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(19.18)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 257,257	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	.99%	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.97% F	.98% F	.97% F	1.01% A, F
Ratio of net investment income to average net assets	.74%	1.00%	.80%	.31% A
Portfolio turnover rate	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.12 G
Net realized and unrealized gain (loss)	(3.68)
Total from investment operations	(3.56)
Less Distributions
From net investment income	(.30)
In excess of net investment income	(.06)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 19.91
Total Return B, C	(15.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,351
Ratio of expenses to average net assets	1.15% A
Ratio of expenses to average net assets after expense reductions	1.13% A, F
Ratio of net investment income to average net assets	.58% A
Portfolio turnover rate	136%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class'expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Dynamic Capital Appreciation Portfolio, and Mid Cap Portfolio(the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. Each fund commenced sale of Service Class 2 shares on January 12, 2000, except for Dynamic Capital Appreciation Portfolio. The commencement of operations for Dynamic Capital Appreciation Portfolio's Initial Class, Service Class and Service Class 2 shares was September 25, 2000. On April 20, 2000, the Board of Trustees of Money Market Portfolio, Investment Grade Bond Portfolio and Index 500 Portfolio approved the creation of Service Class, a new class of shares of Money Market Portfolio, Investment Grade Bond Portfolio and Index 500 Portfolio and became available on July 7, 2000. The Service Class shares are subject to an annual distribution and service fee of .10% of the class' average net assets. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day. High Income and Balanced Portfolios. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation and Mid Cap Portfolios. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the funds are not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Dynamic Capital Appreciation Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income.

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Grade Bond, High Income, Balanced, Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation, Mid Cap and Overseas Portfolios. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees of certain funds must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, redemptions in kind, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the Equity-Income Portfolio, Balanced Portfolio, Asset Manager: Growth Portfolio, Asset Manager Portfolio, High Income Portfolio and Investment Grade Bond Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock markets and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Loans and Other Direct Debt Instruments. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the following funds held investments in loans or other direct debt instruments:

	Value	% of Net Assets
High Income	$ 33,422,863	2.0%
Balanced	$ 475,000	0.2%
Asset Manager	$ 159,732,463	3.8%
Asset Manager: Growth	$ 23,375,520	4.7%
Equity-Income	$ 2,041,060	0.0%

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annual rate of .25%. The income-based portion of this fee was equal to $1,899,560, or an annual rate of .09% of the fund's average net assets.

For Index 500 Portfolio, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period for the Investment Grade Bond and High Income Portfolios and .2167% to .5200% for the period for the Balanced, Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation, Mid Cap, and Overseas Portfolios. The annual individual fund fee rate is .45% for High Income and Overseas Portfolios, .30% for Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, Growth, Mid Cap and Dynamic Capital Appreciation Portfolios, .25% for the Asset Manager Portfolio, .20% for Equity-Income and Growth & Income Portfolios, and .15% for Balanced Portfolio. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, each fund's management fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Money Market	.25%
Investment Grade Bond	.43%
High Income	.58%
Balanced	.43%
Asset Manager	.53%
Asset Manager: Growth	.58%
Equity-Income	.48%
Growth & Income	.48%
Index 500.24%
Growth Opportunities	.58%
Contrafund	.57%
Growth	.57%
Dynamic Capital Appreciation	.58%*
Mid Cap	.57%
Overseas	.72%

* Annualized

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for each fund except Money Market and Investment Grade Bond Portfolios. FMRC is a wholly owned subsidiary of FMR. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMRC will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

FMR, on behalf of Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

FMR and Index 500 Portfolio have entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets. Under a separate securities lending agreement with Bankers Trust, the fund receives at least 70% of net income from the securities lending program. Bankers Trust retains no more than 30% of net income under this agreement. For the period, Bankers Trust retained $122,843.

As Money Market and Investment Grade Bond Portfolio's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Money Market
Service Class	$ 50
Service Class 2	$ 249
Investment Grade Bond
Service Class	$ 49
Service Class 2	$ 323
High Income
Service Class	$ 251,008
Service Class 2	$ 3,914
Balanced
Service Class	$ 28,151
Service Class 2	$ 3,595
Asset Manager
Service Class	$ 27,618
Service Class 2	$ 3,721
Asset Manager: Growth
Service Class	$ 12,530
Service Class 2	$ 2,497
Equity-Income
Service Class	$ 499,249
Service Class 2	$ 34,494
Growth & Income
Service Class	$ 160,561
Service Class 2	$ 10,206
Index 500
Service Class	$ 47
Service Class 2	$ 296
Growth Opportunities
Service Class	$ 355,012
Service Class 2	$ 20,287
Contrafund
Service Class	$ 1,071,117
Service Class 2	$ 81,919
Growth
Service Class	$ 1,579,773
Service Class 2	$ 41,245
Dynamic Capital Appreciation
Service Class	$ 162
Service Class 2	$ 552
Mid Cap
Service Class	$ 138,312
Service Class 2	$ 62,748
Overseas
Service Class	$ 230,223
Service Class 2	$ 9,959

Transfer Agent Fees. Fidelity Investment Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives asset-based fees with respect to each account in a fund. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Money Market
Initial Class	$ 1,388,638
Service Class	$ 51
Service Class 2	$ 443
Investment Grade Bond
Initial Class	$ 428,996
Service Class	$ 34
Service Class 2	$ 1,338
High Income
Initial Class	$ 1,194,719
Service Class	$ 163,140
Service Class 2	$ 2,370
Balanced
Initial Class	$ 179,211
Service Class	$ 18,687
Service Class 2	$ 1,178
Asset Manager
Initial Class	$ 2,943,997
Service Class	$ 19,014
Service Class 2	$ 1,254
Asset Manager: Growth
Initial Class	$ 351,706
Service Class	$ 8,765
Service Class 2	$ 857
Equity-Income
Initial Class	$ 6,359,617
Service Class	$ 332,004
Service Class 2	$ 11,455
Growth & Income
Initial Class	$ 694,394
Service Class	$ 108,721
Service Class 2	$ 3,195
Index 500
Initial Class	$ 3,079,505
Service Class	$ 31
Service Class 2	$ 287
Growth Opportunities
Initial Class	$ 770,752
Service Class	$ 233,505
Service Class 2	$ 6,872
Contrafund
Initial Class	$ 5,860,577
Service Class	$ 717,389
Service Class 2	$ 25,090

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Growth
Initial Class	$ 11,533,243
Service Class	$ 1,056,210
Service Class 2	$ 12,070
Dynamic Capital Appreciation
Initial Class	$ 157
Service Class	$ 372
Service Class 2	$ 602
Mid Cap
Initial Class	$ 146,510
Service Class	$ 98,684
Service Class 2	$ 18,965
Overseas
Initial Class	$ 1,743,958
Service Class	$ 155,637
Service Class 2	$ 3,101

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records and administers the security lending program, as applicable. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in one or more open-end money market funds managed by FIMM, an affiliate of FMR. These funds (collectively referred to as the "Central Funds") are available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for Asset Manager and Asset Manager: Growth Portfolios' strategic allocation to money market investments. The Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund are principally used for allocations of available cash. Income distributions from the Central Funds are recorded as interest income in the accompanying financial statements except for distributions from the Fidelity Securities Lending Cash Central Fund, which are recorded as security lending income.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR, or in the case of Index 500 Portfolio, Bankers Trust. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse Money Market, Index 500, Dynamic Capital Appreciation and Investment Grade Bond Portfolios' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

Money Market	FMR Expense Limitations
Service Class	0.45%
Service Class 2	0.60%
Investment Grade Bond
Service Class 2	1.05%
Index 500
Initial Class	0.28%
Service Class	0.38%
Service Class 2	0.53%
Dynamic Capital Appreciation
Initial Class	1.50%
Service Class	1.60%
Service Class 2	1.75%

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through arrangements with certain fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were each record owners of 10% or more of the total outstanding shares of the following funds:

Beneficial Interest
	FILI	Unaffiliated Insurance Companies
Fund	% of Ownership	# of	% Ownership
Money Market	63%	-	-
Investment Grade Bond	38%	-	-
High Income	11%	2	60%
Balanced	38%	1	49%
Asset Manager	19%	1	21%
Asset Manager: Growth	62%	1	10%
Equity-Income	12%	1	29%
Growth & Income	37%	4	53%
Index 500	29%	-	-
Growth Opportunities	14%	1	63%
Contrafund	19%	2	33%
Growth	13%	1	28%
Dynamic Capital Appreciation	33%	1	67%
Mid Cap	58%	1	18%
Overseas	13%	2	43%

9. Transactions with Affiliated Companies.

An affiliated company is a company which a fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included at the end of each applicable fund's schedule of investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of Dynamic Capital Appreciation Portfolio, (the Fund), a fund of Variable Insurance Products III (the Trust), including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the period September 25, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Capital Appreciation Portfolio as of December 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 25, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio:

We have audited the accompanying statements of assets and liabilities of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio (the Funds), funds of Variable Insurance Products Fund II(the Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio (the Funds), funds of Variable Insurance Products Fund III (the Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Overseas Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio(funds of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Money Market Portfolio's, Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, Overseas Portfolio's and Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

Annual Report

Distributions

The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Asset Manager	2/2/01	2/2/01	$0.63	$0.24
Asset Manager: Growth	2/2/01	2/2/01	$0.37	$0.47
Equity-Income	2/2/01	2/2/01	$0.40	$1.18
Growth & Income	2/2/01	2/2/01	$0.18	$0.61
Contrafund	2/2/01	2/2/01	$0.15	$0.60
Growth	2/2/01	2/2/01	-	$2.82
Overseas	2/2/01	2/2/01	$0.92	$1.47

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Investment Grade Bond	12.26%
Balanced	12.83%
Asset Manager	8.45%
Index 500	7.27%
Growth Opportunities	29.70%

A percentage of the dividends distributed during the fiscal year for the Service Class of the following funds qualifies for the dividends-received deduction for corporate shareholders:

High Income	2%
Balanced	28%
Asset Manager	18%
Asset Manager: Growth	28%
Equity-Income	71%
Growth & Income	29%
Growth Opportunities	87%
Contrafund	8%
Growth	9%
Mid Cap	67%

For Overseas Portfolio, the amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.346 and $.028, respectively.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.
Asset Manager, Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Bankers Trust Index 500 Portfolio

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President - Contrafund,
Growth, Growth Opportunities, and Mid Cap Portfolios
Richard A. Spillane, Jr., Vice President - Balanced,
Equity-Income, Growth & Income, and Overseas Portfolio
Robert A. Lawrence, Vice President - Asset Manager, Asset Manager: Growth, High Income, and Index 500 Portfolios
John Avery, Vice President - Balanced Portfolio
Dwight D. Churchill, Vice President -
Investment Grade Bond and Money Market Portfolios
Barry J. Coffman, Vice President - High Income Portfolio
William Danoff, Vice President - Contrafund Portfolio
Bettina Doulton, Vice President - Growth Opportunities Portfolio
Robert Duby, Vice President - Money Market Portfolio
David Felman, Vice President - Mid Cap Portfolio
Kevin E. Grant, Vice President -
Balanced and Investment Grade Bond Portfolios
Boyce I. Greer, Vice President - Money Market Portfolio
Bart A. Grenier, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
Richard R. Mace, Jr., Vice President - Overseas Portfolio
Charles S. Morrison II, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
David L. Murphy, Vice President - Investment Grade Bond Portfolio
Stephen R. Petersen, Vice President - Equity-Income Portfolio
Louis Salemy, Vice President - Growth & Income Portfolio
J. Fergus Shiel, Vice President -
Dynamic Capital Appreciation Portfolio
Steven J. Snider, Vice President -
Asset Manager and Asset Manager: Growth Portfolios

John J. Todd, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
Jennifer Uhrig, Vice President - Growth Portfolio
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President -
Investment Grade Bond and Money Market Portfolios
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income, Investment Grade Bond, and Money Market Portfolios

The Chase Manhattan Bank, New York, NY Asset Manager,
Asset Manager: Growth, Balanced, Equity-Income,
Growth & Income, and Overseas Portfolios
Brown Brothers Harriman & Co., Boston, MA Contrafund,
Growth, Growth Opportunities, and Mid Cap Portfolios

Bankers Trust, New York, NY Index 500 Portfolio

State Street Bank & Trust Co., Quincy, MA
Dynamic Capital Appreciation Portfolio

* Independent trustees

VIPSC-ANN-0201 125079
1.751801.100

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager SM Portfolio

Asset Manager: Growth® Portfolio

Balanced Portfolio

Contrafund® Portfolio

Dynamic Capital Appreciation Portfolio

Equity-Income Portfolio

Growth Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

High Income Portfolio

Index 500 Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Overseas Portfolio

Annual Report

December 31, 2000

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Manager's Overview
	7	Investments
	24	Financial Statements
Asset Manager: Growth Portfolio	28	Performance and Investment Summary
	29	Fund Talk: The Manager's Overview
	30	Investments
	45	Financial Statements
Balanced Portfolio	49	Performance and Investment Summary
	50	Fund Talk: The Manager's Overview
	51	Investments
	62	Financial Statements
Contrafund Portfolio	66	Performance and Investment Summary
	67	Fund Talk: The Manager's Overview
	68	Investments
	75	Financial Statements
Dynamic Capital Appreciation Portfolio	79	Performance and Investment Summary
	80	Fund Talk: The Manager's Overview
	81	Investments
	83	Financial Statements
Equity-Income Portfolio	87	Performance and Investment Summary
	88	Fund Talk: The Manager's Overview
	89	Investments
	96	Financial Statements
Growth Portfolio	100	Performance and Investment Summary
	101	Fund Talk: The Manager's Overview
	102	Investments
	107	Financial Statements
Growth & Income Portfolio	111	Performance and Investment Summary
	112	Fund Talk: The Manager's Overview
	113	Investments
	116	Financial Statements
Growth Opportunities Portfolio	120	Performance and Investment Summary
	121	Fund Talk: The Manager's Overview
	122	Investments
	126	Financial Statements

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

High Income Portfolio	130	Performance and Investment Summary
	131	Fund Talk: The Manager's Overview
	132	Investments
	141	Financial Statements
Index 500 Portfolio	145	Performance and Investment Summary
	146	Fund Talk: The Manager's Overview
	147	Investments
	155	Financial Statements
Investment Grade Bond Portfolio	159	Performance and Investment Summary
	160	Fund Talk: The Manager's Overview
	161	Investments
	167	Financial Statements
Mid Cap Portfolio	171	Performance and Investment Summary
	172	Fund Talk: The Manager's Overview
	173	Investments
	180	Financial Statements
Money Market Portfolio	184	Performance
	185	Fund Talk: The Manager's Overview
	186	Investments
	190	Financial Statements
Overseas Portfolio	194	Performance and Investment Summary
	195	Fund Talk: The Manager's Overview
	196	Investments
	199	Financial Statements
Notes to Financial Statements	203	Notes to the Financial Statements
Independent Auditors' Report	211	The auditors' opinion.
Independent Auditors' Report	212	The auditors' opinion.
Independent Auditors' Report	213	The auditors' opinion.
Report of Independent Accountants	214	The auditors' opinion.
Distributions	215

Market Environment

It used to be that there were few parallels between international equity market performance relative to stock markets in the United States. In recent years, however, e-commerce and other technological advances have made trade between nations that are oceans apart easier and more efficient than ever. Thus, with the U.S. being one of the world's favorite trading partners, the performance of international markets has become that much more sensitive to fluctuations in the U.S. At no time was this more apparent than during 2000. As U.S. equities skyrocketed in the first quarter of the year, so too did most worldwide markets. And when rising interest rates, a slowing economy and near record-high oil prices hammered U.S. stocks for the remainder of the year, international issues fell in sync. Fixed-income markets generally demonstrated similar parallels, as investors worldwide - including the U.S. - retreated to the safety and relatively high returns of bonds.

U.S. Stock Markets

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000® Index - a barometer of small-cap stock performance - dropped 3.02%.

Foreign Stock Markets

Asian equity markets were among the poorest-performing stock markets in 2000, as several countries in the region struggled to overcome bad loans and less-than-effective financial restructuring programs. South Korea posted one of the worst numbers, as the Korea Composite Stock Price Index (KOSPI) declined 55.88% during the year. The TOPIX Index, a benchmark of the Japanese stock market, fell 32.79%. Although Hong Kong was among the more resilient markets in the region, concerns about a slowdown in the U.S. dragged the Hang Seng Index down 9.51% during the period. Many European stock markets also floundered in 2000, thanks to the sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and significant capital outlays for third-generation mobile-phone licenses took their toll on corporate earnings, causing the Morgan Stanley Capital International Europe Index to decline 8.19% in 2000. The Canadian equity market was one of the only foreign players to enjoy positive performance. Heavily weighted in oil, gas and financial services - three of the year's best performing sectors - the Toronto Stock Exchange (TSE) 300 returned 3.78% for the 12-month period.

U.S. Bond Markets

Strong technical factors in the market propelled investment-grade bonds past stocks during the 12-month period that ended December 31, 2000. In its strongest showing since 1995, the Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 11.63% during this time frame. Early in 2000, Treasuries assumed market leadership from the spread sectors - corporate, mortgage and agency bonds - a position it never relinquished. A growing federal budget surplus spurred the U.S. government in January to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices soaring and yields plummeting. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights to safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 13.52% during the period. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 12.18% and 11.16%, respectively. Agencies rallied later in the period behind reduced political risk surrounding government-sponsored enterprises, while discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. Corporates lagged behind, hurt somewhat by deteriorating credit conditions and growing supply pressures. Still, the Lehman Brothers Credit Bond Index closed out the period up a respectable 9.39%.

Foreign Bond Markets

For the most part, foreign bonds - like those in the U.S. - outperformed their equity counterparts, but absolute returns varied among nations and regions. International government debt, for instance, struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. Conversely, emerging-markets bonds performed solidly throughout the year. The J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period. During the past year, emerging-markets credit upgrades outnumbered downgrades by more than three to one.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Service Class 2	-4.18%	11.02%	11.89%
Fidelity Asset Manager Composite	0.58%	12.07%	11.47%
S&P 500	-9.10%	18.33%	17.46%
LB Aggregate Bond	11.63%	6.46%	7.96%
LB 3 Month T-Bill	6.20%	5.47%	5.00%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2 on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $30,751 - a 207.51% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $49,995 over the same period - a 399.95% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,504 - a 115.04% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $29,625 - a 196.25% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	2.3
Exxon Mobil Corp.	1.8
Pfizer, Inc.	1.7
Citigroup, Inc.	1.6
Anheuser-Busch Companies, Inc.	1.3
8.7
Top Five Bond Issuers as of December 31, 2000
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	9.8
U.S. Treasury Obligations	4.0
Government National Mortgage Association	1.7
Federal Home Loan Bank	1.2
Freddie Mac	0.9
17.6
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks class	55.2%
Bond class	41.1%
Short-Term class	3.7%

* Foreign investments	4.8%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus.
Financial statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bart Grenier, Portfolio Manager of Asset
Manager Portfolio

Q. How did the fund perform, Bart?

A. For the 12 months that ended December 31, 2000, the fund lagged the Fidelity Asset Manager Composite Index, which returned 0.58%.

Q. How did your asset allocation strategies influence performance?

A. I maintained the fund's emphasis on equities, allocating just over 54% of net assets to stocks on average during the period. The fund's neutral allocation mix typically calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Although this strategy was successful early in the period when the bulls were running, it failed later in the year when market conditions took a turn for the worse. The other side to this strategy was our positioning in bonds, which further hampered relative performance. We lost ground by making an out-of-benchmark allocation to high-yield bonds, while underweighting investment-grade debt - the top-performing asset class during the year.

Q. What factors drove the fund's equity holdings?

A. It was a challenging period for us given the unusually high levels of volatility in the market, spawned by sectors and styles that frequently rotated in and out of favor. The quantitative approach followed by Steve Snider kept the fund generally sector neutral relative to the Standard & Poor's 500 Index. The models Steve used emphasized fundamental data, such as earnings growth, as the driving force behind individual security selection. As such, given the market's disregard for fundamentals early in the period, we missed out on many stocks that soared despite having no earnings. On the other hand, several stocks we owned were punished late in the year when the economy turned and earnings growth failed to materialize. Since this approach did not account for momentum factors that reflect market trends, the fund ended up on the wrong side of some big moves during the period. Large-cap technology stocks performed poorly, with names such as Microsoft and Motorola doing the most damage. Retailers, such as Wal-Mart, also weighed on performance. Conversely, our defensive holdings fared quite well, but it wasn't enough to stem the tide. The health sector provided its share of winners, particularly drug stocks such as Merck. Growth-oriented financials, including Lehman Brothers, and consumer nondurables, such as Anheuser-Busch, also were meaningful contributors.

Q. How did the fund's bond subportfolio fare?

A. Poor liquidity and declining credit quality sent the prices of high-yield securities lower during the period, with yield spreads widening to levels not seen since the 1990 recession. The fund's exposure to the telecommunications sector weighed on performance. Mark Notkin, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. On the investment-grade side, Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a strong rally in the fund's long-term Treasury holdings. Security selection among agency and mortgage securities further aided performance, as did our positioning in corporate bonds.

Q. And the fund's short-term/money market investments?

A. Early in 2000, the yield curve flattened out dramatically. In response, John Todd let the average maturity of the fund's money market subportfolio roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Federal Reserve Board tightening. Entering the fourth quarter, we extended the subportfolio's average maturity in anticipation of slower economic growth and a more accommodative Fed. It's important for shareholders to note that, in July, the fund began to invest nearly all of its money market investments in a Fidelity-managed money market mutual fund in lieu of investing directly in individual money market securities.

Q. What's your outlook?

A. Given the rate of economic deceleration, the markets are anticipating the Fed to cut interest rates early in 2001. Historically, financial assets have performed quite well in the year following the start of a Fed easing campaign. I'm generally positive overall on the markets in that environment, particularly high-yield, where there's plenty of upside potential. I'm optimistic about equities as well, but not overly so, as there are still some fairly highly valued securities out there despite the stunning recent declines in the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2000, more than $4.1 billion

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 49.4%
		Value (Note 1)
AEROSPACE & DEFENSE - 1.6%
Aerospace & Defense - 1.2%
Boeing Co.	309,600	$ 20,433,600
United Technologies Corp.	362,406	28,494,172
		48,927,772
Ship Building & Repair - 0.4%
General Dynamics Corp.	250,000	19,500,000
TOTAL AEROSPACE & DEFENSE		68,427,772
BASIC INDUSTRIES - 0.7%
Chemicals & Plastics - 0.5%
Eastman Chemical Co.	150,000	7,312,500
Pharmacia Corp.	200,000	12,200,000
		19,512,500
Paper & Forest Products - 0.2%
Kimberly-Clark Corp.	130,000	9,189,700
TOTAL BASIC INDUSTRIES		28,702,200
DURABLES - 0.5%
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	100,200	12,074,100
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B (a)	8,445	211,125
Liz Claiborne, Inc.	180,000	7,492,500
		7,703,625
TOTAL DURABLES		19,777,725
ENERGY - 3.7%
Energy Services - 0.3%
BJ Services Co. (a)	173,000	11,915,375
Oil & Gas - 3.4%
Amerada Hess Corp.	55,000	4,018,438
Apache Corp.	151,900	10,642,494
Chevron Corp.	188,200	15,891,138
EOG Resources, Inc.	130,000	7,109,375
Exxon Mobil Corp.	869,875	75,624,758
Royal Dutch Petroleum Co. (NY Shares)	450,000	27,253,125
Valero Energy Corp.	80,000	2,975,000
		143,514,328
TOTAL ENERGY		155,429,703
FINANCE - 9.1%
Banks - 0.9%
Bank of America Corp.	270,000	12,386,250
Chase Manhattan Corp.	268,050	12,179,522
J.P. Morgan & Co., Inc.	71,000	11,750,500
		36,316,272

	Shares	Value (Note 1)
Credit & Other Finance - 2.4%
American Express Co.	292,500	$ 16,069,219
Citigroup, Inc.	1,301,066	66,435,683
MBNA Corp.	200,000	7,387,500
Providian Financial Corp.	171,900	9,884,250
		99,776,652
Federal Sponsored Credit - 0.5%
Fannie Mae	180,000	15,615,000
USA Education, Inc.	100,000	6,800,000
		22,415,000
Insurance - 2.7%
AFLAC, Inc.	180,000	12,993,750
American International Group, Inc.	350,000	34,496,875
CIGNA Corp.	260,600	34,477,380
Marsh & McLennan Companies, Inc.	173,600	20,311,200
MGIC Investment Corp.	95,800	6,460,513
PMI Group, Inc.	65,000	4,399,688
		113,139,406
Savings & Loans - 0.7%
Golden West Financial Corp.	428,700	28,937,250
Securities Industry - 1.9%
Goldman Sachs Group, Inc.	50,000	5,346,875
Lehman Brothers Holdings, Inc.	303,200	20,503,900
Merrill Lynch & Co., Inc.	359,600	24,520,225
Morgan Stanley Dean Witter & Co.	346,800	27,483,900
		77,854,900
TOTAL FINANCE		378,439,480
HEALTH - 7.1%
Drugs & Pharmaceuticals - 4.8%
Allergan, Inc.	85,000	8,229,063
Amgen, Inc. (a)	260,700	16,668,506
Bristol-Myers Squibb Co.	380,000	28,096,250
Eli Lilly & Co.	200,000	18,612,500
Forest Laboratories, Inc. (a)	80,000	10,630,000
IVAX Corp. (a)	240,000	9,192,000
Merck & Co., Inc.	406,000	38,011,750
Pfizer, Inc.	1,577,200	72,551,200
		201,991,269
Medical Equipment & Supplies - 0.9%
Cardinal Health, Inc.	25,000	2,490,625
Johnson & Johnson	296,300	31,130,019
Millipore Corp.	34,700	2,186,100
		35,806,744
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	370,000	16,283,700
Tenet Healthcare Corp.	80,000	3,555,000
UnitedHealth Group, Inc.	433,600	26,612,200
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
Universal Health Services, Inc. Class B (a)	35,000	$ 3,911,250
Wellpoint Health Networks, Inc. (a)	70,000	8,067,500
		58,429,650
TOTAL HEALTH		296,227,663
INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%
Electrical Equipment - 2.5%
Anaren Microwave, Inc. (a)	60,000	4,031,250
General Electric Co.	2,048,100	98,180,794
Scientific-Atlanta, Inc.	80,000	2,605,000
		104,817,044
Industrial Machinery & Equipment - 0.6%
Dover Corp.	90,000	3,650,625
Tyco International Ltd.	360,000	19,980,000
		23,630,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		128,447,669
MEDIA & LEISURE - 1.3%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	3,742	71,098
Entertainment - 0.3%
Walt Disney Co.	459,600	13,299,675
Leisure Durables & Toys - 0.1%
Harley-Davidson, Inc.	100,000	3,975,000
Lodging & Gaming - 0.2%
International Game Technology (a)	75,000	3,600,000
Marriott International, Inc. Class A	150,000	6,337,500
		9,937,500
Publishing - 0.6%
Dow Jones & Co., Inc.	77,100	4,365,788
Knight-Ridder, Inc.	128,700	7,319,813
McGraw-Hill Companies, Inc.	56,000	3,283,000
The New York Times Co. Class A	219,200	8,781,700
		23,750,301
Restaurants - 0.1%
Darden Restaurants, Inc.	151,600	3,467,850
TOTAL MEDIA & LEISURE		54,501,424
NONDURABLES - 4.1%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	1,128,400	51,342,200
Pepsi Bottling Group, Inc.	389,800	15,567,638
The Coca-Cola Co.	425,000	25,898,438
		92,808,276
Foods - 1.4%
PepsiCo, Inc.	450,000	22,303,125

	Shares	Value (Note 1)
Quaker Oats Co.	284,000	$ 27,654,500
Sysco Corp.	280,000	8,400,000
		58,357,625
Household Products - 0.4%
Colgate-Palmolive Co.	270,000	17,428,500
TOTAL NONDURABLES		168,594,401
RETAIL & WHOLESALE - 2.2%
Apparel Stores - 0.2%
Talbots, Inc.	55,000	2,509,375
Venator Group, Inc. (a)	500,000	7,750,000
		10,259,375
General Merchandise Stores - 1.2%
Kohls Corp. (a)	45,000	2,745,000
Sears, Roebuck & Co.	334,600	11,627,350
The May Department Stores Co.	275,000	9,006,250
Wal-Mart Stores, Inc.	466,600	24,788,125
		48,166,725
Grocery Stores - 0.3%
Pathmark Stores, Inc. (a)	248,622	4,102,263
Safeway, Inc. (a)	150,000	9,375,000
		13,477,263
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	324,300	14,816,456
Tiffany & Co., Inc.	155,800	4,927,175
		19,743,631
TOTAL RETAIL & WHOLESALE		91,646,994
SERVICES - 0.1%
Robert Half International, Inc. (a)	135,000	3,577,500
TECHNOLOGY - 11.7%
Communications Equipment - 3.2%
ADC Telecommunications, Inc. (a)	866,000	15,696,250
Cisco Systems, Inc. (a)	1,174,000	44,905,500
Comverse Technology, Inc. (a)	312,400	33,934,450
Corning, Inc.	360,000	19,012,500
Nortel Networks Corp.	590,000	18,916,875
		132,465,575
Computer Services & Software - 3.5%
Adobe Systems, Inc.	780,800	45,432,800
First Data Corp.	302,900	15,959,044
Microsoft Corp. (a)	897,700	38,937,738
Oracle Corp. (a)	1,010,800	29,376,375
Rational Software Corp. (a)	100,000	3,893,750
Sybase, Inc. (a)	200,000	3,962,500
VERITAS Software Corp. (a)	120,000	10,500,000
		148,062,207
Computers & Office Equipment - 2.1%
EMC Corp. (a)	386,400	25,695,600
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Hewlett-Packard Co.	340,000	$ 10,731,250
International Business Machines Corp.	319,400	27,149,000
Sun Microsystems, Inc. (a)	812,200	22,640,075
		86,215,925
Electronic Instruments - 0.1%
KLA-Tencor Corp. (a)	80,000	2,695,000
LAM Research Corp. (a)	75,300	1,091,850
		3,786,850
Electronics - 2.8%
Advanced Micro Devices, Inc. (a)	400,000	5,525,000
Analog Devices, Inc. (a)	49,200	2,518,425
AVX Corp.	150,000	2,456,250
Exar Corp. (a)	52,000	1,611,188
Integrated Device Technology, Inc. (a)	100,000	3,312,500
Intel Corp.	1,203,200	36,171,200
Motorola, Inc.	571,051	11,563,783
National Semiconductor Corp. (a)	173,000	3,481,625
PMC-Sierra, Inc. (a)	30,000	2,358,750
Sanmina Corp. (a)	50,000	3,831,250
Texas Instruments, Inc.	840,800	39,832,900
Vishay Intertechnology, Inc. (a)	194,700	2,944,838
		115,607,709
TOTAL TECHNOLOGY		486,138,266
TRANSPORTATION - 0.3%
Air Transportation - 0.3%
AMR Corp.	100,000	3,918,750
Delta Air Lines, Inc.	150,000	7,528,125
		11,446,875
UTILITIES - 3.9%
Cellular - 0.0%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	500	1,000
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	81,500
Sprint Corp. - PCS Group Series 1 (a)	100,000	2,043,750
		2,126,250
Electric Utility - 1.6%
Duke Energy Corp.	40,000	3,410,000
Energy East Corp.	408,100	8,034,469
Entergy Corp.	150,000	6,346,875
FPL Group, Inc.	250,000	17,937,500
PG&E Corp.	170,000	3,400,000
Pinnacle West Capital Corp.	112,500	5,357,813
PPL Corp.	128,500	5,806,594

	Shares	Value (Note 1)
Public Service Enterprise Group, Inc.	170,100	$ 8,271,113
Reliant Energy, Inc.	190,000	8,229,375
		66,793,739
Gas - 0.9%
Dynegy, Inc. Class A	180,000	10,091,250
Enron Corp.	319,800	26,583,375
		36,674,625
Telephone Services - 1.4%
BellSouth Corp.	502,300	20,562,906
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	10,440
Qwest Communications International, Inc. (a)	558,495	22,898,295
Sprint Corp. - FON Group	314,900	6,396,406
Verizon Communications	175,000	8,771,846
		58,639,893
TOTAL UTILITIES		164,234,507
TOTAL COMMON STOCKS (Cost $1,739,116,154)		2,055,592,179
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. Series C $0.2975 (g)	111,200	27,800
Radio One, Inc. $65.00 (g)	5,700	4,517,250
		4,545,050
Nonconvertible Preferred Stocks - 1.3%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,488,984
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	653	628,166
MEDIA & LEISURE - 0.5%
Broadcasting - 0.4%
Adelphia Communications Corp. Series B, $13.00	7,763	621,040
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	29,312	2,462,208
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	97,878	10,179,312
Pegasus Communications Corp. $127.50 pay-in-kind	366	346,328
		13,608,888
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
MEDIA & LEISURE - continued
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	37,775	$ 2,946,450
Series D, $10.00	19,485	1,597,770
		4,544,220
TOTAL MEDIA & LEISURE		18,153,108
UTILITIES - 0.8%
Cellular - 0.5%
Crown Castle International Corp. $127.50 pay-in-kind	5,790	5,558,400
Dobson Communications Corp. $130.00 pay-in-kind	683	607,870
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	15,498	12,863,340
		19,029,610
Telephone Services - 0.3%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	7,991,830
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	5,500	2,750,000
XO Communications, Inc. $7.00 pay-in-kind	122,390	3,916,480
		14,658,310
TOTAL UTILITIES		33,687,920
TOTAL NONCONVERTIBLE PREFERRED STOCKS		53,958,178
TOTAL PREFERRED STOCKS (Cost $66,892,662)		58,503,228
Corporate Bonds - 17.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.3%
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 4,710,000	4,097,700
Total Renal Care Holdings, Inc.:
7% 5/15/09 (g)	B3	2,940,000	2,440,200
7% 5/15/09	B3	3,460,000	2,871,800
			9,409,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2	$ 3,440,000	$ 2,571,400
TOTAL CONVERTIBLE BONDS			11,981,100
Nonconvertible Bonds - 16.8%
BASIC INDUSTRIES - 0.6%
Chemicals & Plastics - 0.4%
Avecia Group PLC 11% 7/1/09	B2	3,955,000	3,915,450
Huntsman Corp. 9.5% 7/1/07 (g)	B2	4,485,000	2,646,150
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	775,000	744,000
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3	2,000,000	1,940,000
Series B, 9.875% 5/1/07	Ba3	5,300,000	5,114,500
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	1,655,000	1,601,213
Sterling Chemicals, Inc. 12.375% 7/15/06	B3	2,005,000	1,824,550
			17,785,863
Packaging & Containers - 0.1%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,825,000	1,751,500
9.75% 6/15/07	Caa1	3,675,000	2,315,250
			4,066,750
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	3,320,000	3,271,395
TOTAL BASIC INDUSTRIES			25,124,008
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2	1,120,000	1,080,800
American Standard, Inc. 7.375% 4/15/05	Ba2	165,000	159,638
Numatics, Inc. 9.625% 4/1/08	B3	170,000	105,400
			1,345,838
Real Estate - 0.1%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,947,552
Real Estate Investment Trusts - 0.3%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,555,259
7.125% 3/15/04	Baa2	4,200,000	4,183,074
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	$ 3,600,000	$ 3,570,984
6.75% 2/15/08	Baa1	1,590,000	1,540,949
7.75% 11/15/07	Baa1	3,220,000	3,310,740
			14,161,006
TOTAL CONSTRUCTION & REAL ESTATE			18,454,396
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
TRW, Inc. 8.75% 5/15/06	Baa1	3,830,000	3,815,446
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	290,000	279,125
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	5,070,000	4,828,110
TOTAL DURABLES			8,922,681
ENERGY - 0.7%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	1,590,000	1,582,050
Energy Services - 0.1%
R&B Falcon Corp. Series B, 6.5% 4/15/03	Ba3	1,785,000	1,709,138
RBF Finance Co. 11% 3/15/06	Ba3	1,260,000	1,458,450
			3,167,588
Oil & Gas - 0.6%
Apache Corp. 7.625% 7/1/19	A3	2,970,000	3,072,584
Chesapeake Energy Corp. Series B:
7.875% 3/15/04	B2	890,000	863,300
9.625% 5/1/05	B2	2,510,000	2,572,750
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	2,700,000	2,706,750
9.25% 4/1/07	B2	290,000	293,625
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,165,927
8.125% 10/15/05	Baa1	4,935,000	5,220,737
8.375% 7/15/04	Baa1	2,335,000	2,461,020
Petro-Canada 7% 11/15/28	A3	1,290,000	1,213,181

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 1,880,000	$ 2,151,171
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2	245,000	243,775
			23,964,820
TOTAL ENERGY			28,714,458
FINANCE - 4.1%
Banks - 1.5%
Bank of America Corp. 7.8% 2/15/10	Aa3	2,870,000	2,990,397
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	2,820,000	3,004,061
Bank One Capital III 8.75% 9/1/30	Aa3	2,400,000	2,346,456
Bank One Corp. 7.875% 8/1/10	A1	7,050,000	7,344,902
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,708,721
Capital One Bank:
6.26% 5/7/01	Baa2	3,160,000	3,153,775
6.375% 2/15/03	Baa2	2,870,000	2,802,670
6.48% 6/28/02	Baa2	1,740,000	1,701,720
6.65% 3/15/04	Baa3	2,320,000	2,239,983
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,602,226
Commonwealth Bank of Australia 8.5% 6/1/10	Aa3	1,700,000	1,874,403
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	8,340,000	8,204,475
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	509,915
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,089,197
7.125% 4/22/04	Baa2	675,000	673,022
7.375% 9/17/04	Baa2	615,000	615,141
Popular, Inc. 6.2% 4/30/01	A3	1,840,000	1,835,786
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	3,230,000	3,293,243
9.118% 3/31/49	A1	2,655,000	2,888,428
Summit Bancorp 8.625% 12/10/02	A3	1,730,000	1,791,502
Union Planters National Bank 6.81% 8/20/01	A3	3,500,000	3,500,770
			61,170,793
Credit & Other Finance - 2.1%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	3,265,000	3,368,305
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	3,972,390
Associates Corp. of North America 5.8% 4/20/04	Aa3	4,880,000	4,797,089
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
CIT Group, Inc. 5.5% 2/15/04	A1	$ 680,000	$ 647,550
Citigroup, Inc. 7.25% 10/1/10	Aa3	8,200,000	8,471,666
Countrywide Funding Corp. 6.45% 2/27/03	A3	3,950,000	3,946,485
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	900,000	894,897
Details Capital Corp. 0% 11/15/07 (e)	Caa1	505,000	393,900
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	747,450
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,498,200
7.1% 6/23/04	A3	3,980,000	3,999,701
First Security Capital I 8.41% 12/15/26	A3	775,000	721,138
Ford Motor Credit Co.:
7.5% 3/15/05	A2	3,850,000	3,945,750
7.875% 6/15/10	A2	1,690,000	1,738,452
GS Escrow Corp.:
7% 8/1/03	Ba1	1,100,000	1,055,571
7.125% 8/1/05	Ba1	1,175,000	1,102,632
HSBC Capital Funding LP:
9.547% 12/31/49 (f)(g)	A1	1,600,000	1,755,280
10.176% 12/31/49 (f)(g)	A1	2,600,000	2,985,398
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	1,315,000	1,295,933
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	2,025,474
PTC International Finance BV 0% 7/1/07 (e)	B2	5,950,000	4,373,250
PTC International Finance II SA 11.25% 12/1/09	B2	440,000	418,000
Qwest Capital Funding, Inc. 7.75% 8/15/06 (g)	Baa1	5,000,000	5,190,400
Sprint Capital Corp. 6.875% 11/15/28	Baa1	6,880,000	5,563,099
The Money Store, Inc. 7.3% 12/1/02	A2	2,550,000	2,586,287
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,510,000	2,469,213
6.75% 5/15/09	Baa1	3,925,000	3,683,416
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	2,905,000	2,565,638
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	3,100,000	3,263,060
Unilever Capital Corp. 6.875% 11/1/05	A1	4,580,000	4,729,308

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Verizon Global Funding Corp.:
6.75% 12/1/05 (g)	A1	$ 2,530,000	$ 2,537,590
7.75% 12/1/30 (g)	A1	3,730,000	3,826,905
			90,569,427
Savings & Loans - 0.3%
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,812,879
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	3,770,000	3,754,505
7% 6/13/02	Baa3	3,400,000	3,372,460
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	4,300,000	4,285,380
			14,225,224
Securities Industry - 0.2%
Amvescap PLC yankee:
6.375% 5/15/03	A2	2,200,000	2,168,782
6.6% 5/15/05	A2	4,410,000	4,322,197
			6,490,979
TOTAL FINANCE			172,456,423
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2	1,185,000	1,147,969
7.15% 3/30/04	Ba2	700,000	681,625
Fountain View, Inc. 11.25% 4/15/08	Caa1	2,330,000	955,300
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1	1,065,000	1,154,194
8.125% 12/1/08	Ba3	465,000	467,325
8.625% 12/1/03	Ba1	815,000	835,375
Unilab Corp. 12.75% 10/1/09	B3	725,000	779,375
			6,021,163
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	2,140,000	2,134,650
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	3,550,000	1,952,500
Tyco International Group SA:
7% 6/15/28	Baa1	5,310,000	4,999,684
yankee 6.375% 6/15/05	Baa1	830,000	827,161
			9,913,995
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 2,345,000	$ 2,227,750
7.875% 1/1/09	Ba3	3,000,000	2,782,500
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	963,800
Envirosource, Inc. Series B, 9.75% 6/15/03	Caa3	50,000	15,000
			5,989,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			15,903,045
MEDIA & LEISURE - 4.3%
Broadcasting - 3.0%
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,752,370
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	565,000	457,650
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	6,040,000	5,683,338
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3	4,550,000	1,729,000
14% 7/15/10 (g)	B3	2,015,000	1,813,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	326,288
0% 4/1/11 (e)	B2	8,375,000	4,920,313
10% 4/1/09	B2	3,300,000	3,209,250
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	1,165,000	1,121,313
10.25% 7/1/07	B3	7,080,000	7,097,700
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	3,069,741
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	3,360,000	2,856,000
Continental Cablevision, Inc.:
8.3% 5/15/06	A3	3,275,000	3,401,415
8.625% 8/15/03	A3	2,790,000	2,892,142
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	280,000	281,400
9.875% 5/15/06	Ba3	700,000	714,000
9.875% 4/1/23	B1	370,000	384,800
10.5% 5/15/16	Ba3	1,130,000	1,231,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	$ 3,730,000	$ 2,368,550
11.75% 12/15/05	B2	2,460,000	2,152,500
Earthwatch, Inc. 0% 7/15/07 (e)	-	2,265,000	1,359,000
EchoStar DBS Corp.:
9.25% 2/1/06	B1	1,510,000	1,472,250
9.375% 2/1/09	B1	7,685,000	7,492,875
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	5,215,000	4,041,625
9.25% 11/1/07	B1	1,020,000	1,020,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	1,630,000	1,401,800
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,910,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	6,230,000	3,457,650
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	1,585,000	1,545,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,755,552
International Cabletel, Inc. Series B, 0% 2/1/06 (e)	B2	1,850,000	1,609,500
Knology Holding, Inc. 0% 10/15/07 (e)	-	1,660,000	348,600
NTL Communications Corp. 11.5% 10/1/08	B3	2,050,000	1,804,000
NTL, Inc. 0% 4/1/08 (e)	B3	9,455,000	5,200,250
Pegasus Communications Corp. 9.625% 10/15/05	B3	3,865,000	3,604,113
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	12,670,000	6,081,600
12.5% 11/15/10 (g)	B3	2,000,000	1,980,000
TCI Communications, Inc. 9.8% 2/1/12	A3	4,550,000	5,175,443
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	7,848,000	5,258,160
Telewest Communications PLC 0% 2/1/10 (e)	B1	3,335,000	1,500,750
Telewest PLC 11% 10/1/07	B1	3,665,000	3,197,713
Time Warner, Inc. 9.125% 1/15/13	Baa1	5,355,000	6,224,224
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	2,930,000	908,300
0% 2/1/10 (e)	B2	8,630,000	2,502,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
10.875% 8/1/09	B2	$ 4,723,000	$ 3,022,720
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	1,935,000	1,930,840
			124,268,010
Entertainment - 0.3%
Mandalay Resort Group:
9.5% 8/1/08	Ba2	490,000	490,000
10.25% 8/1/07	Ba3	2,020,000	1,994,750
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	170,000	171,700
Paramount Communications, Inc. 7.5% 1/15/02	A3	1,785,000	1,794,782
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	675,000	680,063
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	10,045,000	6,981,275
9.75% 6/15/07	B3	1,760,000	1,698,400
			13,810,970
Lodging & Gaming - 0.7%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	3,860,000	3,512,600
HMH Properties, Inc.:
Series A, 7.875% 8/1/05	Ba2	2,000,000	1,920,000
Series B, 7.875% 8/1/08	Ba2	5,860,000	5,552,350
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,235,000	5,077,950
International Game Technology 8.375% 5/15/09	Ba1	2,575,000	2,568,563
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,188,000
Station Casinos, Inc.:
8.875% 12/1/08	B1	1,670,000	1,636,600
9.875% 7/1/10	B1	4,740,000	4,870,350
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	2,130,000	2,119,350
			28,445,763
Publishing - 0.3%
K-III Communications Corp. 8.5% 2/1/06	Ba3	465,000	453,375
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	3,747,837
7.75% 1/20/24	Baa3	2,590,000	2,297,408

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 10/17/16	Baa3	$ 2,450,000	$ 2,214,286
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	1,550,000	1,678,526
			10,391,432
Restaurants - 0.0%
NE Restaurant, Inc. 10.75% 7/15/08	B3	2,760,000	1,656,000
TOTAL MEDIA & LEISURE			178,572,175
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,212,768
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	1,655,000	1,224,700
Nabisco, Inc. 6.85% 6/15/05	A2	3,930,000	3,916,952
			8,354,420
Tobacco - 0.2%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	3,955,000	3,949,582
7.25% 9/15/01	A2	1,450,000	1,443,475
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,407,495
			8,800,552
TOTAL NONDURABLES			17,154,972
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Dayton Hudson Corp. 7.5% 7/15/06	A2	3,500,000	3,659,495
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	2,879,250
8.5% 6/15/03	Baa1	2,580,000	2,634,335
			9,173,080
SERVICES - 0.1%
Advertising - 0.1%
Lamar Media Corp.:
9.25% 8/15/07	B1	1,950,000	1,969,500
9.625% 12/1/06	B1	2,150,000	2,230,625
			4,200,125
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	981,150
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - continued
Services - 0.0%
Medpartners, Inc. 7.375% 10/1/06	B2	$ 490,000	$ 453,250
TOTAL SERVICES			5,634,525
TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	2,046,145
Computers & Office Equipment - 0.3%
Comdisco, Inc. 6.375% 11/30/01	Baa2	8,300,000	7,636,000
Compaq Computer Corp. 7.45% 8/1/02	Baa2	3,700,000	3,690,417
Globix Corp. 12.5% 2/1/10	B-	3,270,000	1,144,500
			12,470,917
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	2,180,000	1,798,500
Details, Inc. 10% 11/15/05	B3	520,000	478,400
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3	4,425,000	4,380,750
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,460,000
			9,117,650
TOTAL TECHNOLOGY			23,634,712
TRANSPORTATION - 0.9%
Air Transportation - 0.2%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	409,992	405,769
Class C2, 7.434% 3/15/06	Baa1	1,110,000	1,108,407
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	895,000	951,134
8.3% 12/15/29	Baa3	4,000,000	3,440,600
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	4,370,000	4,498,041
			10,403,951
Railroads - 0.7%
Canadian National Railway Co. 6.9% 7/15/28	Baa2	3,390,000	3,168,531
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,282,850
6.46% 6/22/05	Baa2	5,120,000	5,093,786
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2	1,045,000	1,071,125

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 6,610,000	$ 6,715,099
TFM SA de CV:
0% 6/15/09 (e)	B1	5,450,000	4,046,625
10.25% 6/15/07	B1	3,500,000	3,237,500
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	1,810,000	1,692,115
			27,307,631
TOTAL TRANSPORTATION			37,711,582
UTILITIES - 3.7%
Cellular - 1.9%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	3,230,000	1,824,950
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1	3,855,000	1,734,750
Crown Castle International Corp. 0% 5/15/11 (e)	B3	6,330,000	4,241,100
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,210,300
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	8,175,000	8,052,375
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1	2,845,000	1,166,450
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2	500,000	290,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	7,505,000	4,503,000
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	7,300,000	5,730,500
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,987,850
0% 2/15/08 (e)	B1	840,000	602,700
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1	895,000	720,475
Nextel Partners, Inc.:
11% 3/15/10	B3	625,000	596,875
11% 3/15/10	B3	1,585,000	1,513,675
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	4,785,000	3,265,763
10.625% 7/15/10	B3	715,000	727,513
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	2,455,000	1,669,400
Triton PCS, Inc. 0% 5/1/08 (e)	B3	6,515,000	5,146,850
US Unwired, Inc. 0% 11/1/09 (e)	Caa1	3,705,000	1,593,150
Vodafone Group PLC 7.625% 2/15/05	A2	3,040,000	3,146,157
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	$ 13,420,000	$ 9,729,500
10.375% 11/15/09	B2	7,440,000	7,998,000
			77,451,333
Electric Utility - 0.7%
AES Corp. 9.375% 9/15/10	Ba1	4,480,000	4,580,800
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,710,678
6.73% 12/11/02 (g)	Baa2	4,910,000	4,872,340
CMS Energy Corp.:
8.375% 7/1/03	Ba3	1,755,000	1,746,225
9.875% 10/15/07	Ba3	660,000	686,400
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	885,000	956,605
Hydro-Quebec yankee 8.4% 3/28/25	A2	2,620,000	2,948,082
Illinois Power Co. 7.5% 6/15/09	Baa1	1,880,000	1,925,609
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,456,578
yankee 7.875% 12/15/26 (g)	A3	1,960,000	1,755,121
Nisource Finance Corp. 7.875% 11/15/10 (g)	Baa2	4,065,000	4,279,120
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	369,252
			31,286,810
Gas - 0.1%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	2,550,000	2,652,281
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,197,295
			3,849,576
Telephone Services - 1.0%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2	2,200,000	1,897,500
AT&T Corp. 6.5% 3/15/29	A2	3,685,000	2,945,310
British Telecommunications PLC:
7.625% 12/15/05	A2	3,210,000	3,241,843
8.625% 12/15/30	A2	1,205,000	1,214,050
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	3,020,000	3,311,007
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	1,050,000	630,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
0% 3/1/09 (e)	B3	$ 1,410,000	$ 564,000
8.6% 6/1/08	B2	100,000	70,000
8.875% 11/1/07	B2	50,000	35,000
Ono Finance PLC 13% 5/1/09	Caa1	1,005,000	743,700
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	5,540,000	5,396,736
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	2,777,857
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	6,886,000	6,822,373
7.7% 7/20/29	Baa1	5,110,000	5,087,158
Teligent, Inc. 11.5% 12/1/07	Caa1	4,295,000	558,350
WorldCom, Inc.:
8% 5/16/06	A3	2,140,000	2,192,516
8.875% 1/15/06	A3	3,139,000	3,242,461
			40,729,861
TOTAL UTILITIES			153,317,580
TOTAL NONCONVERTIBLE BONDS			700,794,800
TOTAL CORPORATE BONDS (Cost $747,033,297)			712,775,900
U.S. Government and Government Agency Obligations - 7.1%

U.S. Government Agency Obligations - 2.7%
Fannie Mae:
6% 12/15/05	Aaa	4,720,000	4,775,696
6% 5/15/08	Aaa	8,100,000	8,130,375
6.5% 4/29/09	Aaa	450,000	447,044
7% 7/15/05	Aaa	5,420,000	5,688,453
7.25% 1/15/10	Aaa	6,200,000	6,732,828
7.25% 5/15/30	Aaa	4,280,000	4,862,033
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,231,880
Federal Home Loan Bank:
5.195% 9/11/01	Aaa	4,500,000	4,476,780
6.75% 2/1/02	Aaa	51,240,000	51,776,483
Freddie Mac:
6.45% 4/29/09	Aaa	935,000	925,211
6.75% 8/1/05	Aaa	2,500,000	2,592,975
6.875% 1/15/05	Aaa	3,255,000	3,387,218
6.875% 9/15/10	Aaa	3,900,000	4,152,876
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
7% 7/15/05	Aaa	$ 9,850,000	$ 10,336,295
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,893,817
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			113,409,964
U.S. Treasury Obligations - 4.4%
U.S. Treasury Bills, yield at date of purchase 6.16% 1/11/01 (i)	-	11,300,000	11,284,994
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	24,235,000	26,056,503
6.125% 8/15/29	Aaa	4,315,000	4,693,253
7.625% 2/15/25	Aaa	4,990,000	6,325,623
8.125% 8/15/19	Aaa	50,610,000	65,421,523
11.75% 2/15/10 (callable)	Aaa	15,045,000	18,552,290
12% 8/15/13	Aaa	3,740,000	5,283,909
13.875% 5/15/11 (callable)	Aaa	21,150,000	29,457,932
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	150,000	145,851
6.25% 10/31/01	Aaa	820,000	824,100
6.5% 5/31/02	Aaa	7,900,000	8,018,500
6.625% 6/30/01	Aaa	2,514,000	2,524,994
7% 7/15/06	Aaa	500,000	544,220
7.25% 8/15/04	Aaa	1,404,000	1,500,960
TOTAL U.S. TREASURY OBLIGATIONS			180,634,652
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $288,427,820)			294,044,616
U.S. Government Agency - Mortgage Securities - 10.9%

Fannie Mae - 8.8%
6% 6/1/13 to 1/1/29	Aaa	52,560,940	51,451,325
6.5% 5/1/23 to 12/1/30	Aaa	85,402,303	84,288,942
6.5% 1/1/31 (h)	Aaa	950,000	936,641
7% 8/1/13 to 10/1/29	Aaa	118,219,258	118,553,575
7.5% 7/1/16 to 3/1/30	Aaa	28,545,754	28,991,167
7.5% 1/1/31 (h)	Aaa	28,438,000	28,864,570

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 1/1/26 to 6/1/30	Aaa	$ 8,421,162	$ 8,631,382
8% 1/1/31 (h)	Aaa	43,278,000	44,359,950
TOTAL FANNIE MAE			366,077,552
Freddie Mac - 0.4%
7.5% 5/1/17 to 11/1/30	Aaa	16,820,366	17,088,828
8% 7/1/17 to 5/1/27	Aaa	460,106	471,661
8.5% 7/1/22 to 6/1/23	Aaa	23,150	24,047
TOTAL FREDDIE MAC			17,584,536
Government National Mortgage Association - 1.7%
6% 12/15/08 to 6/15/09	Aaa	2,098,621	2,098,680
6.5% 6/15/08 to 8/15/27	Aaa	33,928,112	33,786,486
7% 7/15/28	Aaa	16,960,029	17,034,144
7.5% 9/15/22 to 8/15/28	Aaa	17,788,569	18,114,363
8% 5/15/25	Aaa	72,675	74,673
8.5% 12/15/16	Aaa	17,129	17,829
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			71,126,175
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $449,402,731)			454,788,263
Asset-Backed Securities - 0.8%

Airplanes pass through trust 10.875% 3/15/19	Ba2	1,684,029	1,204,080
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,723,006
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,926,492
CIT Marine Trust 5.8% 4/15/10	Aaa	5,920,000	5,894,100
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	351,349	351,459
CPS Auto Receivables Trust 6% 8/15/03	Aaa	1,524,203	1,517,772
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	4,600,000	4,614,375
DaimlerChrysler Auto Trust 6.7% 6/8/03	Aaa	4,880,000	4,896,013
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	2,680,000	2,687,956
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ford Credit Auto Owner Trust: - continued
6.4% 12/15/02	Aa2	$ 1,480,000	$ 1,486,013
7.03% 11/15/03	Aaa	704,000	713,680
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	94,330	94,330
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (g)(j)	Baa2	1,073,313	1,070,462
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,716,250
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	1,569,486	1,576,353
TOTAL ASSET-BACKED SECURITIES (Cost $35,908,560)			35,472,341
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.1745% 12/29/25 (g)(j)	Ba3	947,541	465,627
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,169,023
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,466,141
sequential pay Series 2000-49 Class A, 7.5% 1/1/30	Aaa	5,547,000	5,692,609
TOTAL U.S. GOVERNMENT AGENCY			11,327,773
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,497,843)			11,793,400
Commercial Mortgage Securities - 1.7%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,900,000	1,355,531
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 9.6815% 11/28/02 (g)(j)	Baa3	27,219	26,190

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,083,555
Class B, 7.48% 2/1/08	A	2,320,000	2,405,459
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1 Class E, 7.47% 1/10/13 (g)(j)	Baa1	5,490,000	5,489,572
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,635,713
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,135,528
Equitable Life Assurance Society of the United States:
Series 174:
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,385,531
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,261,875
Series 961 Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,647,110
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	1,600,000	1,262,427
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,754,075
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1103% 4/15/19 (g)(j)	-	500,000	200,000
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	750,000	45,000
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(j)	-	1,300,000	988,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	750,000	699,229
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	4,930,000	4,660,391
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,960,190	2,890,811
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nomura Asset Securities Corp. weighted average coupon Series 1998-D6 Class A4, 7.3622% 3/17/28 (j)	Baa2	$ 4,260,000	$ 4,212,741
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (g)(j)	-	800,000	746,750
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,016,830
Class L, 7.9% 11/15/26 (g)	-	1,133,000	632,710
Structured Asset Securities Corp. Series 1996-CFL:
Class E, 7.75% 2/25/28	AA	2,390,000	2,412,966
Class G, 7.75% 2/25/28 (g)	BB	1,000,000	955,430
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,217,719
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	3,967,914
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,337,453
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $71,367,008)			70,427,323
Foreign Government and Government Agency Obligations (d) - 0.5%

Chile Republic 6.875% 4/28/09	Baa1	1,900,000	1,847,978
Israeli State euro 6.375% 12/19/01	A2	3,350,000	3,360,151
Korean Republic yankee 8.75% 4/15/03	Baa2	1,340,000	1,392,917
Newfoundland Province yankee 11.625% 10/15/07	Baa1	2,000,000	2,533,700
Quebec Province 7.5% 9/15/29	A2	7,220,000	7,705,184
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	2,980,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $19,056,407)			19,820,450
Supranational Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	$ 4,750,000	$ 4,837,685
Floating Rate Loans - 3.8%

BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.3%
CP Kelco:
Tranche B term loan 10.0613% 3/31/08 (j)	B1	720,000	694,800
Tranche C term loan 10.3113% 9/30/08 (j)	B1	240,000	231,600
Huntsman ICI Chemicals LLC sr. secured:
Tranche B term loan 9.6403% 6/30/07 (j)	-	1,227,840	1,233,979
Tranche C term loan 9.9373% 6/30/08 (j)	-	1,766,964	1,775,799
Lyondell Chemical Co. sr. secured Tranche E term loan 10.645% 5/17/06 (j)	-	4,278,283	4,342,457
Resolution Performance Products LLC Tranche B term loan 10.47% 11/14/08 (j)	Ba3	1,800,000	1,800,000
Scotts Co. Tranche B term loan 9.1875% 12/31/07 (j)	Ba3	1,200,000	1,200,000
			11,278,635
Packaging & Containers - 0.1%
Ball Corp. Tranche B term loan 8.5% 3/10/06 (j)	Ba2	2,000,000	2,010,000
Packaging Corp. of America Tranche B term loan 8.6514% 6/29/07 (j)	-	1,121,977	1,121,977
U.S. Can Corp. Tranche B term loan 10.2581% 10/4/08 (j)	-	3,400,000	3,417,000
			6,548,977
Paper & Forest Products - 0.1%
Stone Container Corp. Tranche E term loan 10.2812% 10/1/03 (j)	B+	3,102,575	3,102,575
TOTAL BASIC INDUSTRIES			20,930,187
DURABLES - 0.1%
Consumer Durables - 0.0%
Blount, Inc. Tranche B term loan 10.763% 6/30/06 (j)	B1	2,383,136	2,359,305
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
DURABLES - continued
Home Furnishings - 0.1%
Sealy Mattress Co.:
Tranche B term loan 8.625% 12/15/04 (j)	Ba3	$ 1,321,760	$ 1,323,412
Tranche C term loan 8.875% 12/15/05 (j)	Ba3	952,622	953,813
Tranche D term loan 9.125% 12/15/06 (j)	Ba3	1,217,572	1,219,094
			3,496,319
TOTAL DURABLES			5,855,624
ENERGY - 0.1%
Coal - 0.1%
P&L Coal Holdings Corp. Tranche B term loan 8.7673% 6/30/06 (j)	-	4,446,491	4,452,049
FINANCE - 0.2%
Credit & Other Finance - 0.2%
AES New York Funding Tranche B term loan 9.5625% 5/14/02 (j)	-	5,000,000	5,000,000
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (j)	B2	1,800,000	1,602,000
			6,602,000
HEALTH - 0.3%
Medical Facilities Management - 0.3%
DaVita, Inc. term loan 10.5032% 3/31/06 (j)	Ba2	3,079,683	3,052,736
Quest Diagnostics, Inc.:
Tranche B term loan 9.808% 6/15/06 (j)	Ba3	2,864,951	2,886,438
Tranche C term loan 10.3703% 6/15/06 (j)	Ba3	2,635,049	2,654,812
Unilab Corp. Tranche B term loan 10.5625% 11/23/06 (j)	B1	3,150,000	3,173,625
			11,767,611
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Pollution Control - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (j)	Ba3	2,272,727	2,159,091
Tranche C term loan 9.6896% 7/21/07 (j)	Ba3	2,727,273	2,590,909
			4,750,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 1.0%
Broadcasting - 0.7%
American Tower L P Tranche B term loan 10.05% 12/31/07 (j)	-	$ 4,200,000	$ 4,231,500
Century Cable Holdings LLC Tranche B term loan 9.19% 6/30/09 (j)	-	900,000	891,000
Century-TCI California L.P. Tranche B term loan 9.3% 12/31/07 (j)	Ba3	2,500,000	2,468,750
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (j)	Ba3	8,750,000	8,706,250
Citadel Broadcasting Co. Tranche B term loan 9.875% 6/30/08 (j)	BB-	3,600,000	3,609,000
Entravision Communications Corp. Tranche B term loan 9.9375% 12/31/08 (j)	-	3,300,000	3,320,625
Pegasus Media & Communications, Inc. Tranche B term loan 10.1875% 4/30/05 (j)	-	4,650,000	4,650,000
Telemundo Group, Inc. Tranche B term loan 8.5631% 3/31/07 (j)	B1	2,895,753	2,881,274
			30,758,399
Entertainment - 0.1%
Six Flags Theme Park, Inc. Tranche B term loan 9.97% 9/30/05 (j)	Ba2	3,300,000	3,333,000
Lodging & Gaming - 0.1%
KSL Recreation Group, Inc. Tranche C term loan 11.25% 12/21/06 (j)	-	1,600,000	1,604,000
Starwood Hotels & Resorts Worldwide, Inc. term loan 9.4249% 2/23/03 (j)	-	850,000	854,250
			2,458,250
Publishing - 0.1%
Advanstar Communications, Inc. Tranche B term loan 10.14% 10/11/07 (j)	-	1,750,000	1,750,000
PRIMEDIA, Inc. Tranche B term loan 9.45% 7/31/04 (j)	Ba3	2,184,925	2,187,656
			3,937,656
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - 0.0%
Domino's, Inc.:
Tranche B term loan 10.3125% 12/21/06 (j)	-	$ 999,085	$ 1,009,076
Tranche C term loan 10.3125% 12/21/07 (j)	-	1,000,915	1,010,924
			2,020,000
TOTAL MEDIA & LEISURE			42,507,305
NONDURABLES - 0.1%
Foods - 0.1%
Del Monte Corp. Tranche B term loan 9.5% 3/25/05 (j)	-	3,816,295	3,849,688
Tobacco - 0.0%
UST, Inc. Tranche B term loan 9.25% 2/16/05 (j)	A2	1,695,750	1,702,109
TOTAL NONDURABLES			5,551,797
RETAIL & WHOLESALE - 0.1%
Drug Stores - 0.1%
Duane Reade, Inc.:
Tranche B term loan 9.5611% 2/15/05 (j)	-	1,000,000	1,002,500
Tranche C term loan 9.8125% 2/15/06 (j)	-	2,197,497	2,197,497
			3,199,997
SERVICES - 0.3%
Leasing & Rental - 0.1%
Crown Castle Operating Co. Tranche B term loan 9.39% 3/15/08 (j)	Ba3	4,200,000	4,231,500
Interpool, Inc. Tranche B term loan 8.8125% 10/24/02 (j)	-	1,000,000	1,002,500
			5,234,000
Services - 0.2%
Iron Mountain, Inc. Tranche B term loan 9.5339% 2/28/06 (j)	-	6,694,750	6,728,224
TOTAL SERVICES			11,962,224
TECHNOLOGY - 0.1%
Computer Services & Software - 0.0%
Exodus Communications, Inc. Tranche B term loan 10.0133% 10/31/07 (j)	B+	1,150,000	1,155,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (j)	-	$ 1,656,745	$ 1,656,745
TOTAL TECHNOLOGY			2,812,495
TRANSPORTATION - 0.0%
Railroads - 0.0%
Kansas City Southern Railway Co. Tranche B term loan 9.4488% 12/29/06 (j)	Ba1	1,200,000	1,212,000
UTILITIES - 0.9%
Cellular - 0.8%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (j)	B2	3,000,000	3,030,000
Microcell Telecommunications, Inc. Tranche E term loan 9.8613% 3/1/06 (j)	-	2,500,000	2,500,000
Nextel Finance Co.:
Tranche B term loan 10.1875% 6/30/08 (j)	Ba2	2,350,000	2,350,000
Tranche C term loan 10.4375% 12/31/08 (j)	Ba2	2,350,000	2,350,000
Powertel, Inc. Tranche A term loan 9.6875% 12/31/05 (j)	-	1,958,497	1,956,049
Tritel Holding Corp. Tranche B term loan 11.2138% 12/31/07 (j)	B2	4,250,000	4,292,500
Triton PCS, Inc. Tranche B term loan 9.6875% 2/4/07 (j)	-	5,850,000	5,893,875
VoiceStream PCS Holding LLC:
Tranche A term loan 9.62% 12/31/06 (j)	B1	2,000,000	1,965,000
Tranche B term loan 9.64% 2/25/09 (j)	B+	5,000,000	4,937,500
Western Wireless Corp.:
Tranche A term loan 8.535% 3/31/08 (j)	Ba2	2,100,000	2,079,000
Tranche B term loan 9.535% 9/30/08 (j)	Ba2	2,550,000	2,562,750
			33,916,674
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
UTILITIES - continued
Telephone Services - 0.1%
Global Crossing Holdings Ltd. Tranche B term loan 9.28% 6/30/06 (j)	-	$ 2,500,000	$ 2,512,500
McLeodUSA, Inc. Tranche B term loan 9.21% 5/31/08 (j)	Ba2	1,700,000	1,700,000
			4,212,500
TOTAL UTILITIES			38,129,174
TOTAL FLOATING RATE LOANS (Cost $160,091,773)			159,732,463
Commercial Paper - 0.2%

British Telecom PLC 6.8525% 10/9/01 (j) (Cost $6,789,655)	6,800,000	6,799,823
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01 (Cost $2,635,000)	$ 2,636,025	2,635,000
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 6.53% (c)	124,831,059	124,831,059
Fidelity Money Market Central Fund, 6.71% (c)	204,160,162	204,160,162
Fidelity Securities Lending Cash Central Fund, 6.61% (c)	29,500	29,500
TOTAL MONEY MARKET FUNDS (Cost $329,020,721)		329,020,721
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,931,959,754)		4,216,243,392
NET OTHER ASSETS - (1.3)%		(52,706,047)
NET ASSETS - 100%		$ 4,163,537,345
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
543 S&P 500 Stock Index Contracts	March 2001	$ 181,226,250	$ (8,113,538)

The face value of futures purchased as a percentage of net assets - 4.4%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $129,262,085 or 3.1% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,284,994.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.5%	AAA, AA, A	20.5%
Baa	6.2%	BBB	5.8%
Ba	2.7%	BB	2.7%
B	5.6%	B	5.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.9%. FMR has determined that unrated debt securities that are lower quality account for 1.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,140,277,170 and $3,720,590,739, respectively, of which long-term U.S. government and government agency obligations aggregated $1,128,611,406 and $1,167,789,592, respectively.

On July 25, 2000, the fund transferred substantially all of its money market investments to Fidelity Money Market Central Fund in exchange for shares of this fund.
The market value of futures contracts opened and closed during the period amounted to $1,065,761,233 and $861,049,737, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $56,940 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $2,460,000 or 0.1% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $28,313. The fund received cash collateral of $29,500 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,932,222,919. Net unrealized appreciation aggregated $284,020,473, of which $532,233,077 related to appreciated investment securities and $248,212,604 related to depreciated investment securities.

The fund hereby designates approximately $336,950,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $2,635,000) (cost $3,931,959,754) - See accompanying schedule		$ 4,216,243,392
Cash		294,011
Receivable for investments sold		13,232,828
Receivable for fund shares sold		4,082,811
Dividends receivable		1,347,885
Interest receivable		26,136,085
Other receivables		286,072
Total assets		4,261,623,084
Liabilities
Payable for investments purchased Regular delivery	$ 11,414,426
Delayed delivery	79,704,773
Payable for fund shares redeemed	1,940,076
Accrued management fee	1,828,001
Distribution fees payable	3,445
Payable for daily variation on futures contracts	2,470,650
Other payables and accrued expenses	694,868
Collateral on securities loaned, at value	29,500
Total liabilities		98,085,739
Net Assets		$ 4,163,537,345
Net Assets consist of:
Paid in capital		$ 3,640,549,785
Undistributed net investment income		177,028,055
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		69,784,035
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		276,175,470
Net Assets		$ 4,163,537,345
Initial Class: Net Asset Value, offering price and redemption price per share ($4,128,168,845 ÷ 257,911,216 shares)		$16.01
Service Class: Net Asset Value, offering price and redemption price per share ($30,583,461 ÷ 1,921,691 shares)		$15.91
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,785,039 ÷ 301,136 shares)		$15.89

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 29,325,758
Interest		168,110,468
Security lending		3,140
Total income		197,439,366
Expenses
Management fee	$ 23,914,241
Transfer agent fees	2,964,265
Distribution fees	31,339
Accounting and security lending fees	657,912
Non-interested trustees' compensation	21,992
Custodian fees and expenses	110,227
Registration fees	12,422
Audit	44,083
Legal	32,605
Miscellaneous	156,997
Total expenses before reductions	27,946,083
Expense reductions	(196,558)	27,749,525
Net investment income		169,689,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	87,310,978
Foreign currency transactions	13,196
Futures contracts	(15,371,708)	71,952,466
Change in net unrealized appreciation (depreciation) on:
Investment securities	(409,560,814)
Assets and liabilities in foreign currencies	251
Futures contracts	(8,113,538)	(417,674,101)
Net gain (loss)		(345,721,635)
Net increase (decrease) in net assets resulting from operations		$ (176,031,794)
Other Information Expense reductions Directed brokerage arrangements		$ 176,040
Custodian credits		20,518
		$ 196,558

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 169,689,841	$ 163,666,158
Net realized gain (loss)	71,952,466	365,307,199
Change in net unrealized appreciation (depreciation)	(417,674,101)	(14,691,723)
Net increase (decrease) in net assets resulting from operations	(176,031,794)	514,281,634
Distributions to shareholders From net investment income	(155,528,551)	(161,497,855)
From net realized gain	(361,637,025)	(204,563,949)
Total distributions	(517,165,576)	(366,061,804)
Share transactions - net increase (decrease)	(103,868,167)	(98,885,126)
Total increase (decrease) in net assets	(797,065,537)	49,334,704
Net Assets
Beginning of period	4,960,602,882	4,911,268,178
End of period (including undistributed net investment income of $177,028,055 and $163,666,159, respectively)	$ 4,163,537,345	$ 4,960,602,882

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	15,773,125	$ 262,419,927	18,326,496	$ 320,298,483
Reinvested	31,454,002	514,587,479	21,655,706	365,548,318
Redeemed	(53,688,174)	(896,416,716)	(45,749,338)	(801,281,286)
Net increase (decrease)	(6,461,047)	$ (119,409,310)	(5,767,136)	$ (115,434,485)
Service Class Sold	741,504	$ 12,184,248	1,054,578	$ 18,334,058
Reinvested	157,694	2,567,255	30,528	513,486
Redeemed	(251,421)	(4,163,614)	(131,705)	(2,298,185)
Net increase (decrease)	647,777	$ 10,587,889	953,401	$ 16,549,359
Service Class 2 A Sold	312,250	$ 5,136,587
Reinvested	666	10,842
Redeemed	(11,780)	(194,175)
Net increase (decrease)	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 154,762,338		$ 161,271,317
Service Class		762,991		226,538
Service Class 2 A		3,222		-
Total		$ 155,528,551		$ 161,497,855
From net realized gain Initial Class		$ 359,825,141		$ 204,277,001
Service Class		1,804,264		286,948
Service Class 2 A		7,620		-
Total		$ 361,637,025		$ 204,563,949
		$ 517,165,576		$ 366,061,804

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Income from Investment Operations
Net investment income	.62 D	.59 D	.59 D	.57 D	.63
Net realized and unrealized gain (loss)	(1.30)	1.28	1.84	2.58	1.55
Total from investment operations	(.68)	1.87	2.43	3.15	2.18
Less Distributions
From net investment income	(.60) G	(.60)	(.57)	(.59)	(.57)
From net realized gain	(1.38) G	(.76)	(1.71)	(1.48)	(.47)
Total distributions	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)
Net asset value, end of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Total Return B, C	(3.87)%	11.09%	15.05%	20.65%	14.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194
Ratio of expenses to average net assets	.61%	.63%	.64%	.65%	.74%
Ratio of expenses to average net assets after expense reductions	.61%	.62% F	.63% F	.64% F	.73% F
Ratio of net investment income to average net assets	3.73%	3.36%	3.46%	3.43%	3.60%
Portfolio turnover rate	76%	94%	113%	101%	168%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.31)	1.29	1.82	.29
Total from investment operations	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.59) G	(.60)	(.57)	-
From net realized gain	(1.38) G	(.76)	(1.71)	-
Total distributions	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(4.06)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 30,583	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.72%	.74%	.78%	.75% A
Ratio of expenses to average net assets after expense reductions	.71% F	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.62%	3.25%	3.49%	3.52% A
Portfolio turnover rate	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 18.17
Income from Investment Operations
Net investment income C	.53
Net realized and unrealized gain (loss)	(.84)
Total from investment operations	(.31)
Less Distributions
From net investment income	(.59) E
From net realized gain	(1.38) E
Total distributions	(1.97)
Net asset value, end of period	$ 15.89
Total Return B	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,785
Ratio of expenses to average net assets	.88% A
Ratio of net investment income to average net assets	3.46% A
Portfolio turnover rate	76%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 year	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class 2	-12.66%	12.07%	13.83%
Asset Manager: Growth Composite	-3.29%	14.64%	n/a *
S&P 500	-9.10%	18.33%	21.35%
LB Aggregate Bond	11.63%	6.46%	8.40%
LB 3 Month T-Bill	6.20%	5.47%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $21,705 - a 117.05% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,108 over the same period - a 211.08% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,885 - a 58.85% increase. You can also look at how the Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $25,146 - a 151.46% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	2.9
Citigroup, Inc.	1.9
Exxon Mobil Corp.	1.8
Pfizer, Inc.	1.8
Cisco Systems, Inc.	1.7
10.1
Top Five Market Sectors as of December 31, 2000
(stocks only)	% of fund's net assets
Technology	17.3
Finance	12.6
Health	11.0
Utilities	7.6
Energy	5.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stock Class 74.9%
Bond Class 22.7%
Short-Term Class 2.4%

* Foreign investments 3.6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bart Grenier, Portfolio Manager of Asset Manager: Growth Portfolio

Q. How did the fund perform, Bart?

A. For the 12 months that ended December 31, 2000, the fund lagged the Fidelity Asset Manager: Growth Composite Index, which returned -3.29%.

Q. How did your asset allocation strategies influence performance?

A. I maintained the fund's tilt toward equities, allocating just over 74% of net assets on average to stocks during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Although this strategy was successful early in the period when the bulls were running, it failed later in the year when market conditions took a turn for the worse. The other side to this strategy was our positioning in bonds, which further hampered relative performance. We paid the price for allocating much of the bond subportfolio to high-yield securities at the expense of investment-grade debt, which had a stellar year. Pursuing growth among the more volatile asset classes, such as equities and high-yield bonds, simply proved perilous during the 12-month period.

Q. What factors drove the fund's equity holdings?

A. It was a challenging period given the unusually high levels of volatility in the market, spawned by sectors and styles that frequently rotated in and out of favor. The quantitative models Steve Snider used emphasized fundamental data, such as earnings growth, as the driving force behind individual security selection. As such, given the market's disregard for fundamentals early in the period, we missed out on many stocks that soared despite having no earnings. On the other hand, several stocks we owned were punished late in the year when the economy turned and earnings growth failed to materialize. Given the fund's overall growth mandate, the equity component was relatively aggressive throughout the year, with a consistent overweighting in technology stocks. The fund was positioned in companies with superior growth prospects and attractive valuations, while maintaining market-cap exposure comparable to the Standard & Poor's 500 Index. But these risk controls weren't sufficient to overcome the drag caused by a dramatic falloff in the tech sector. Large-cap holdings, such as Microsoft, Lucent and Intel, did most of the damage to our returns during the period, although the fund did well in semiconductor stocks, such as Texas Instruments and LSI Logic. Retailers, most notably Wal-Mart, also weighed on performance. On the plus side, many of the fund's defensive holdings fared quite well, particularly within the health sector, where drug stocks Merck and Pfizer were winners. High-growth financials, including Citigroup and American International Group, also were meaningful contributors.

Q. How did the fund's bond subportfolio fare?

A. Poor liquidity and declining credit quality hammered the prices of high-yield bonds during the period, with yield spreads widening to levels not seen since the 1990 recession. The fund's exposure to the telecommunications sector hurt the most. Mark Notkin, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. On the investment-grade side, Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a strong rally in the fund's long-term Treasury holdings. Security selection among agency and mortgage securities further aided performance, as did our positioning in corporate bonds.

Q. And the fund's short-term/money market investments?

A. Early in 2000, the yield curve flattened out dramatically. In response, John Todd let the average maturity of the fund's money market subportfolio roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Federal Reserve Board tightening. Entering the fourth quarter, we extended the subportfolio's average maturity in anticipation of slower economic growth and a more accommodative Fed. It's important for shareholders to note that, in July, the fund began to invest nearly all of its money market investments in a Fidelity-managed money market mutual fund in lieu of investing directly in individual money market securities.

Q. What's your outlook?

A. Given the rate of economic deceleration, the markets are anticipating the Fed to cut interest rates early in 2001. Historically, financial assets have performed quite well in the year following the start of a Fed easing campaign. I'm generally positive overall on the markets in that environment, particularly high-yield, where there's plenty of upside potential. I'm optimistic about equities as well, but not overly so, as there are still some fairly highly valued securities out there despite the stunning recent declines in the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2000, more than $497 million

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 69.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Aerospace & Defense - 0.8%
Boeing Co.	27,000	$ 1,782,000
Precision Castparts Corp.	52,800	2,220,900
		4,002,900
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	756,600
TOTAL AEROSPACE & DEFENSE		4,759,500
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.8%
Air Products & Chemicals, Inc.	19,000	779,000
FMC Corp. (a)	13,500	967,781
Pharmacia Corp.	39,400	2,403,400
		4,150,181
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.0%
American Standard Companies, Inc. (a)	1,500	73,969
Construction - 0.2%
Lennar Corp.	20,000	725,000
Engineering - 0.1%
Dycom Industries, Inc. (a)	18,000	646,875
Real Estate Investment Trusts - 0.2%
Crescent Real Estate Equities Co.	2,500	55,625
Host Marriott Corp.	79,600	1,029,825
		1,085,450
TOTAL CONSTRUCTION & REAL ESTATE		2,531,294
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
SPX Corp. (a)	3,300	357,019
Home Furnishings - 0.1%
Hillenbrand Industries, Inc.	9,600	494,400
Textiles & Apparel - 0.0%
Liz Claiborne, Inc.	7,400	308,025
TOTAL DURABLES		1,159,444
ENERGY - 5.1%
Energy Services - 0.5%
Schlumberger Ltd. (NY Shares)	21,100	1,686,681
Tidewater, Inc.	18,000	798,750
		2,485,431
Oil & Gas - 4.6%
Anadarko Petroleum Corp.	11,200	796,096
Apache Corp.	13,000	910,813
Devon Energy Corp.	29,000	1,768,130
EOG Resources, Inc.	40,900	2,236,719
Exxon Mobil Corp.	106,000	9,215,375

	Shares	Value (Note 1)
Noble Affiliates, Inc.	41,500	$ 1,909,000
Royal Dutch Petroleum Co. (NY Shares)	65,200	3,948,675
Valero Energy Corp.	50,100	1,863,094
		22,647,902
TOTAL ENERGY		25,133,333
FINANCE - 12.6%
Banks - 2.8%
BancWest Corp.	83,300	2,176,213
Bank of America Corp.	49,900	2,289,163
Bank of New York Co., Inc.	14,700	811,256
Chase Manhattan Corp.	39,500	1,794,781
City National Corp.	24,200	939,263
Comerica, Inc.	27,200	1,615,000
Northern Trust Corp.	10,100	823,781
Silicon Valley Bancshares (a)	22,900	791,481
Wells Fargo & Co.	51,900	2,890,181
		14,131,119
Credit & Other Finance - 3.2%
American Express Co.	40,500	2,224,969
AmeriCredit Corp. (a)	56,200	1,531,450
Citigroup, Inc.	182,200	9,303,588
Greenpoint Financial Corp.	28,600	1,170,813
MBNA Corp.	39,800	1,470,113
		15,700,933
Federal Sponsored Credit - 1.1%
Fannie Mae	40,500	3,513,375
USA Education, Inc.	29,100	1,978,800
		5,492,175
Insurance - 3.7%
AMBAC Financial Group, Inc.	31,050	1,810,603
American International Group, Inc.	70,400	6,938,800
Arthur J. Gallagher & Co.	28,300	1,800,588
CIGNA Corp.	10,400	1,375,920
Jefferson-Pilot Corp.	23,800	1,779,050
Loews Corp.	13,400	1,387,738
MGIC Investment Corp.	25,300	1,706,169
PMI Group, Inc.	11,300	764,869
Radian Group, Inc.	13,400	1,005,838
		18,569,575
Savings & Loans - 0.4%
Golden State Bancorp, Inc.	66,300	2,084,306
Securities Industry - 1.4%
Alliance Capital Management Holding LP	14,600	739,125
Federated Investors, Inc. Class B (non-vtg.)	58,900	1,715,463
Merrill Lynch & Co., Inc.	24,000	1,636,500
Morgan Stanley Dean Witter & Co.	34,200	2,710,350
		6,801,438
TOTAL FINANCE		62,779,546
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - 11.0%
Drugs & Pharmaceuticals - 7.5%
Albany Molecular Research, Inc. (a)	33,500	$ 2,064,438
American Home Products Corp.	39,600	2,516,580
Amgen, Inc. (a)	31,200	1,994,850
Bristol-Myers Squibb Co.	59,800	4,421,463
Eli Lilly & Co.	34,300	3,192,044
Forest Laboratories, Inc. (a)	13,600	1,807,100
IDEC Pharmaceuticals Corp. (a)	9,200	1,743,975
IVAX Corp. (a)	37,900	1,451,570
Merck & Co., Inc.	73,600	6,890,800
Pfizer, Inc.	192,100	8,836,600
Schering-Plough Corp.	44,500	2,525,375
		37,444,795
Medical Equipment & Supplies - 1.9%
Abbott Laboratories	47,100	2,281,406
Cardinal Health, Inc.	7,500	747,188
Johnson & Johnson	42,300	4,444,144
Medtronic, Inc.	36,500	2,203,688
		9,676,426
Medical Facilities Management - 1.6%
Tenet Healthcare Corp.	46,000	2,044,125
Trigon Healthcare, Inc. (a)	26,700	2,077,594
UnitedHealth Group, Inc.	23,400	1,436,175
Universal Health Services, Inc. Class B (a)	20,300	2,268,525
		7,826,419
TOTAL HEALTH		54,947,640
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Electrical Equipment - 4.0%
C&D Technologies, Inc.	14,000	604,625
General Electric Co.	301,400	14,448,331
Powerwave Technologies, Inc. (a)	45,500	2,661,750
Scientific-Atlanta, Inc.	30,000	976,875
Vicor Corp. (a)	44,100	1,339,538
		20,031,119
Industrial Machinery & Equipment - 0.6%
Tyco International Ltd.	53,100	2,947,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		22,978,169
MEDIA & LEISURE - 2.2%
Broadcasting - 0.5%
NTL, Inc. warrants 10/14/08 (a)	427	8,113
Time Warner, Inc.	40,200	2,100,048
Wireless Facilities, Inc.	7,800	282,750
		2,390,911
Entertainment - 0.9%
Metro-Goldwyn-Mayer, Inc. (a)	22,000	358,875

	Shares	Value (Note 1)
Viacom, Inc. Class B (non-vtg.) (a)	46,100	$ 2,155,175
Walt Disney Co.	63,400	1,834,638
		4,348,688
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	25,900	1,029,525
Lodging & Gaming - 0.3%
International Game Technology (a)	33,300	1,598,400
Restaurants - 0.3%
Brinker International, Inc. (a)	12,300	519,675
Tricon Global Restaurants, Inc. (a)	15,800	521,400
Wendy's International, Inc.	18,000	472,500
		1,513,575
TOTAL MEDIA & LEISURE		10,881,099
NONDURABLES - 3.5%
Beverages - 1.2%
Adolph Coors Co. Class B	17,200	1,381,375
The Coca-Cola Co.	75,300	4,588,594
		5,969,969
Foods - 1.1%
Campbell Soup Co.	20,000	692,500
PepsiCo, Inc.	66,800	3,310,775
Sysco Corp.	46,200	1,386,000
		5,389,275
Household Products - 0.6%
Procter & Gamble Co.	39,800	3,121,813
Tobacco - 0.6%
Philip Morris Companies, Inc.	68,500	3,014,000
TOTAL NONDURABLES		17,495,057
PRECIOUS METALS - 0.0%
Placer Dome, Inc.	8,800	84,819
RETAIL & WHOLESALE - 3.3%
Apparel Stores - 0.7%
Talbots, Inc.	46,600	2,126,125
Venator Group, Inc. (a)	78,400	1,215,200
		3,341,325
General Merchandise Stores - 1.5%
Kohls Corp. (a)	2,500	152,500
Wal-Mart Stores, Inc.	135,900	7,219,688
		7,372,188
Grocery Stores - 0.2%
Pathmark Stores, Inc. (a)	53,216	878,064
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	70,400	3,216,400
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
RadioShack Corp.	17,500	$ 749,219
Tiffany & Co., Inc.	24,800	784,300
		4,749,919
TOTAL RETAIL & WHOLESALE		16,341,496
SERVICES - 0.4%
Educational Services - 0.0%
Devry, Inc. (a)	3,600	135,900
Services - 0.4%
Caremark Rx, Inc. (a)	75,800	1,028,038
Robert Half International, Inc. (a)	31,200	826,800
		1,854,838
TOTAL SERVICES		1,990,738
TECHNOLOGY - 17.3%
Communications Equipment - 2.6%
Cabletron Systems, Inc. (a)	28,400	427,775
Cisco Systems, Inc. (a)	218,600	8,361,450
Corning, Inc.	16,800	887,250
Nortel Networks Corp.	94,000	3,013,875
		12,690,350
Computer Services & Software - 6.7%
Advent Software, Inc. (a)	30,200	1,209,888
America Online, Inc. (a)	70,200	2,442,960
BEA Systems, Inc. (a)	22,400	1,507,800
Cadence Design Systems, Inc. (a)	65,500	1,801,250
Cerner Corp. (a)	32,500	1,503,125
i2 Technologies, Inc. (a)	18,400	1,000,500
Internet Security Systems, Inc. (a)	8,500	666,719
Intuit, Inc. (a)	14,700	579,731
Jack Henry & Associates, Inc.	33,000	2,050,125
Mercury Interactive Corp. (a)	14,200	1,281,550
Microsoft Corp. (a)	162,000	7,026,750
Networks Associates, Inc. (a)	43,000	180,063
Oracle Corp. (a)	171,300	4,978,406
PurchasePro.com, Inc. (a)	53,100	929,250
Rational Software Corp. (a)	29,500	1,148,656
SEI Investments Co.	5,200	582,400
Siebel Systems, Inc. (a)	18,200	1,230,775
Sybase, Inc. (a)	80,200	1,588,963
TIBCO Software, Inc. (a)	11,100	532,106
VERITAS Software Corp. (a)	10,500	918,750
		33,159,767
Computers & Office Equipment - 3.2%
Brocade Communications Systems, Inc. (a)	7,400	679,413
Digital Lightwave, Inc. (a)	26,300	833,381
EMC Corp. (a)	66,300	4,408,950

	Shares	Value (Note 1)
Hewlett-Packard Co.	60,600	$ 1,912,688
International Business Machines Corp.	53,500	4,547,500
Juniper Networks, Inc. (a)	7,200	907,650
Sun Microsystems, Inc. (a)	98,500	2,745,688
		16,035,270
Electronic Instruments - 0.6%
Aeroflex, Inc. (a)	21,800	628,453
Newport Corp.	8,000	628,875
PerkinElmer, Inc.	9,200	966,000
Tektronix, Inc.	22,400	754,600
		2,977,928
Electronics - 4.2%
Amphenol Corp. Class A (a)	11,800	462,413
Analog Devices, Inc. (a)	10,100	516,994
Applied Micro Circuits Corp. (a)	17,200	1,290,806
Arrow Electronics, Inc. (a)	50,000	1,431,250
AVX Corp.	62,900	1,029,988
Cirrus Logic, Inc. (a)	82,000	1,537,500
Exar Corp. (a)	33,900	1,050,370
Intel Corp.	204,300	6,141,769
Linear Technology Corp.	11,900	550,375
Molex, Inc.	14,800	525,400
NVIDIA Corp. (a)	12,100	396,464
PMC-Sierra, Inc. (a)	8,700	684,038
Technitrol, Inc.	36,800	1,513,400
Texas Instruments, Inc.	52,600	2,491,925
Transwitch Corp. (a)	25,200	985,950
Vishay Intertechnology, Inc. (a)	28,500	431,063
		21,039,705
TOTAL TECHNOLOGY		85,903,020
TRANSPORTATION - 0.3%
Air Transportation - 0.2%
Southwest Airlines Co.	37,100	1,243,963
Trucking & Freight - 0.1%
Expeditors International of Washington, Inc.	5,000	268,438
TOTAL TRANSPORTATION		1,512,401
UTILITIES - 6.3%
Cellular - 0.4%
Leap Wireless International, Inc. warrants 4/15/10 (a)(g)	100	200
McCaw International Ltd. warrants 4/16/07 (a)(g)	910	9,100
QUALCOMM, Inc. (a)	22,600	1,857,438
		1,866,738
Electric Utility - 1.1%
Calpine Corp. (a)	37,200	1,676,325
Entergy Corp.	18,000	761,625
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
IDACORP, Inc.	31,000	$ 1,520,938
NRG Energy, Inc.	50,100	1,393,406
		5,352,294
Gas - 2.1%
Dynegy, Inc. Class A	31,800	1,782,788
Enron Corp.	32,300	2,684,938
Equitable Resources, Inc.	24,800	1,655,400
Kinder Morgan, Inc.	35,100	1,831,781
Mitchell Energy & Development Corp. Class A	29,800	1,825,250
Questar Corp.	27,300	820,706
		10,600,863
Telephone Services - 2.7%
AT&T Corp.	114,300	1,978,819
BellSouth Corp.	57,000	2,333,438
Ono Finance PLC rights 5/31/09 (a)(g)	310	1,860
SBC Communications, Inc.	103,100	4,923,025
Verizon Communications	82,700	4,145,338
		13,382,480
TOTAL UTILITIES		31,202,375
TOTAL COMMON STOCKS (Cost $326,706,569)		343,850,112
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Earthwatch, Inc. Series C, $0.2975 (g)	18,901	4,725
Radio One, Inc. $65.00 (g)	1,100	871,750
		876,475
Nonconvertible Preferred Stocks - 1.8%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	159,891
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	186	178,926
MEDIA & LEISURE - 0.5%
Broadcasting - 0.4%
Adelphia Communications Corp. Series B, $13.00	1,033	82,640

	Shares	Value (Note 1)
Citadel Broadcasting Co. Series B, $13.25 pay-in-kind	3,971	$ 333,564
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	12,388	1,288,352
Pegasus Communications Corp. $127.50 pay-in-kind	69	65,291
		1,769,847
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	4,338	338,364
Series D, $10.00	4,544	372,608
		710,972
TOTAL MEDIA & LEISURE		2,480,819
UTILITIES - 1.3%
Cellular - 0.8%
Crown Castle International Corp. $127.50 pay-in-kind	1,068	1,025,280
Dobson Communications Corp. $130.00 pay-in-kind	136	121,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,011	2,499,130
		3,645,450
Telephone Services - 0.5%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,573	1,525,810
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	835	417,500
XO Communications, Inc. $7.00 pay-in-kind	21,769	696,608
		2,639,918
TOTAL UTILITIES		6,285,368
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,105,004
TOTAL PREFERRED STOCKS (Cost $11,390,683)		9,981,479
Corporate Bonds - 12.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.5%
HEALTH - 0.4%
Medical Facilities Management - 0.4%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 1,290,000	1,122,300
Total Renal Care Holdings, Inc.:
7% 5/15/09 (g)	B3	500,000	415,000
7% 5/15/09	B3	530,000	439,900
			1,977,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2	$ 560,000	$ 418,600
TOTAL CONVERTIBLE BONDS			2,395,800
Nonconvertible Bonds - 12.1%
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Avecia Group PLC 11% 7/1/09	B2	750,000	742,500
Huntsman Corp. 9.5% 7/1/07 (g)	B2	745,000	439,550
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	140,000	134,400
Lyondell Chemical Co. Series B, 9.875% 5/1/07	Ba3	1,140,000	1,100,100
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	305,000	295,088
Sterling Chemicals, Inc. 12.375% 7/15/06	B3	395,000	359,450
			3,071,088
Packaging & Containers - 0.2%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	560,000	347,200
9.75% 6/15/07	Caa1	660,000	415,800
			763,000
Paper & Forest Products - 0.0%
Potlatch Corp. 6.25% 3/15/02	Baa1	80,000	78,829
TOTAL BASIC INDUSTRIES			3,912,917
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.1%
American Standard Companies, Inc. 8.25% 6/1/09	Ba2	300,000	289,500
American Standard, Inc. 7.375% 4/15/05	Ba2	40,000	38,700
Numatics, Inc. 9.625% 4/1/08	B3	30,000	18,600
			346,800
Real Estate - 0.0%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	99,917
Real Estate Investment Trusts - 0.1%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	100,000	97,815

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.125% 3/15/04	Baa2	$ 110,000	$ 109,557
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	100,000	99,194
6.75% 2/15/08	Baa1	100,000	96,915
7.75% 11/15/07	Baa1	100,000	102,818
			506,299
TOTAL CONSTRUCTION & REAL ESTATE			953,016
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.0%
TRW, Inc. 8.75% 5/15/06	Baa1	100,000	99,620
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	60,000	57,750
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	135,000	128,559
TOTAL DURABLES			285,929
ENERGY - 0.6%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	330,000	328,350
Energy Services - 0.1%
R&B Falcon Corp. Series B, 6.5% 4/15/03	Ba3	320,000	306,400
RBF Finance Co. 11% 3/15/06	Ba3	300,000	347,250
			653,650
Oil & Gas - 0.4%
Apache Corp. 7.625% 7/1/19	A3	75,000	77,591
Chesapeake Energy Corp. Series B:
7.875% 3/15/04	B2	175,000	169,750
9.625% 5/1/05	B2	495,000	507,375
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	290,000	290,725
9.25% 4/1/07	B2	55,000	55,688
Occidental Petroleum Corp. 9.75% 6/15/01	Baa3	100,000	101,284
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	98,449
8.125% 10/15/05	Baa1	140,000	148,106
8.375% 7/15/04	Baa1	195,000	205,524
Petro-Canada 7% 11/15/28	A3	50,000	47,023
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 60,000	$ 68,654
Plains Resources, Inc. Series B, 10.25% 3/15/06	B2	45,000	44,775
			1,814,944
TOTAL ENERGY			2,796,944
FINANCE - 1.1%
Banks - 0.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	40,000	41,678
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	70,000	74,569
Bank One Capital III 8.75% 9/1/30	Aa3	100,000	97,769
Bank One Corp. 7.875% 8/1/10	A1	200,000	208,366
BankBoston Corp. 6.625% 2/1/04	A3	60,000	60,308
Capital One Bank:
6.375% 2/15/03	Baa2	130,000	126,950
6.65% 3/15/04	Baa3	260,000	251,033
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	91,314
Commonwealth Bank of Australia 8.5% 6/1/10	Aa3	100,000	110,259
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	170,000	167,238
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	93,271
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	100,000	101,958
9.118% 3/31/49	A1	60,000	65,275
			1,489,988
Credit & Other Finance - 0.7%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	80,000	82,531
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	125,000	116,835
Associates Corp. of North America 5.8% 4/20/04	Aa3	180,000	176,942
Citigroup, Inc. 7.25% 10/1/10	Aa3	200,000	206,626
Countrywide Funding Corp. 6.45% 2/27/03	A3	150,000	149,867
Details Capital Corp. 0% 11/15/07 (e)	Caa1	85,000	66,300

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	$ 140,000	$ 138,600
ERP Operating LP:
6.55% 11/15/01	A3	55,000	54,934
7.1% 6/23/04	A3	100,000	100,495
First Security Capital I 8.41% 12/15/26	A3	50,000	46,525
Ford Motor Credit Co.:
7.5% 3/15/05	A2	140,000	143,482
7.875% 6/15/10	A2	180,000	185,161
GS Escrow Corp. 7% 8/1/03	Ba1	190,000	182,326
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	80,000	78,840
PTC International Finance BV 0% 7/1/07 (e)	B2	860,000	632,100
PTC International Finance II SA 11.25% 12/1/09	B2	85,000	80,750
Qwest Capital Funding, Inc. 7.75% 8/15/06 (g)	Baa1	200,000	207,616
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	40,000	38,331
6.875% 11/15/28	Baa1	220,000	177,890
The Money Store, Inc. 7.3% 12/1/02	A2	100,000	101,423
TXU Eastern Funding:
6.15% 5/15/02	Baa1	60,000	59,025
6.75% 5/15/09	Baa1	120,000	112,614
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	90,000	79,486
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	100,000	105,260
Verizon Global Funding Corp.:
6.75% 12/1/05 (g)	A1	80,000	80,240
7.75% 12/1/30 (g)	A1	120,000	123,118
			3,527,317
Savings & Loans - 0.1%
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	89,456
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	138,866
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	100,000	99,660
			327,982
Securities Industry - 0.0%
Amvescap PLC yankee 6.375% 5/15/03	A2	200,000	197,162
TOTAL FINANCE			5,542,449
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Columbia/HCA Healthcare Corp.:
6.73% 7/15/45	Ba2	$ 210,000	$ 203,438
7.15% 3/30/04	Ba2	125,000	121,719
Fountain View, Inc. 11.25% 4/15/08	Caa1	460,000	188,600
Unilab Corp. 12.75% 10/1/09	B3	150,000	161,250
			675,007
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	430,000	428,925
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	500,000	275,000
Tyco International Group SA:
7% 6/15/28	Baa1	280,000	263,637
yankee 6.375% 6/15/05	Baa1	30,000	29,897
			997,459
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	230,000	220,800
7.625% 1/1/06	Ba3	195,000	185,250
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	173,800
			579,850
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,577,309
MEDIA & LEISURE - 4.5%
Broadcasting - 3.4%
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	295,895
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	90,000	72,900
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	210,000	197,600
Callahan Nordrhein Westfalen:
0% 7/15/10 (e)(g)	B3	1,050,000	399,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
14% 7/15/10 (g)	B3	$ 170,000	$ 153,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	63,525
0% 4/1/11 (e)	B2	840,000	493,500
10% 4/1/09	B2	705,000	685,613
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	610,000	587,125
10.25% 7/1/07	B3	985,000	987,463
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	320,000	284,730
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	580,000	493,000
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	55,000	55,275
9.875% 5/15/06	Ba3	140,000	142,800
9.875% 4/1/23	B1	70,000	72,800
10.5% 5/15/16	Ba3	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	645,000	409,575
11.75% 12/15/05	B2	300,000	262,500
Earthwatch, Inc. 0% 7/15/07 (e)	-	385,000	231,000
EchoStar DBS Corp.:
9.25% 2/1/06	B1	275,000	268,125
9.375% 2/1/09	B1	1,245,000	1,213,875
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	990,000	767,250
9.25% 11/1/07	B1	195,000	195,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	270,000	232,200
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	340,000	340,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	835,000	463,425
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	300,000	292,500
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	111,944
International Cabletel, Inc. Series B, 0% 2/1/06 (e)	B2	220,000	191,400
Knology Holding, Inc. 0% 10/15/07 (e)	-	285,000	59,850
NTL Communications Corp.:
0% 10/1/08 (e)	B3	875,000	490,000
11.5% 10/1/08	B3	340,000	299,200
NTL, Inc. 0% 4/1/08 (e)	B3	935,000	514,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Communications Corp. 9.625% 10/15/05	B3	$ 705,000	$ 657,413
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3	2,045,000	981,600
TCI Communications, Inc. 9.8% 2/1/12	A3	190,000	216,117
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	1,475,000	988,250
Telewest Communications PLC 0% 2/1/10 (e)	B1	615,000	276,750
Telewest PLC 11% 10/1/07	B1	520,000	453,700
Time Warner, Inc. 9.125% 1/15/13	Baa1	155,000	180,160
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	565,000	175,150
0% 11/1/09 (e)	B2	800,000	242,000
0% 2/1/10 (e)	B2	1,530,000	443,700
10.875% 8/1/09	B2	397,000	254,080
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	35,000	34,925
			16,775,165
Entertainment - 0.4%
Mandalay Resort Group:
9.5% 8/1/08	Ba2	95,000	95,000
10.25% 8/1/07	Ba3	390,000	385,125
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	35,000	35,350
Paramount Communications, Inc. 7.5% 1/15/02	A3	110,000	110,603
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	130,000	130,975
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,635,000	1,136,325
9.75% 6/15/07	B3	335,000	323,275
			2,216,653
Lodging & Gaming - 0.6%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	560,000	509,600
HMH Properties, Inc. Series B, 7.875% 8/1/08	Ba2	715,000	677,463
Horseshoe Gaming LLC 8.625% 5/15/09	B2	285,000	276,450
ITT Corp. 7.375% 11/15/15	Ba1	245,000	220,500
Station Casinos, Inc. 9.875% 7/1/10	B1	765,000	786,038
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	310,000	308,450
			2,778,501

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Publishing - 0.1%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	$ 110,000	$ 95,875
7.75% 1/20/24	Baa3	70,000	62,092
8% 10/17/16	Baa3	80,000	72,303
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	135,000	146,194
			376,464
Restaurants - 0.0%
NE Restaurant, Inc. 10.75% 7/15/08	B3	550,000	330,000
TOTAL MEDIA & LEISURE			22,476,783
NONDURABLES - 0.1%
Foods - 0.1%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	115,459
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	310,000	229,400
			344,859
Tobacco - 0.0%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	70,000	69,904
7.25% 9/15/01	A2	50,000	49,775
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	97,357
			217,036
TOTAL NONDURABLES			561,895
RETAIL & WHOLESALE - 0.1%
General Merchandise Stores - 0.1%
Dayton Hudson Corp. 7.5% 7/15/06	A2	125,000	130,696
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	95,975
8.5% 6/15/03	Baa1	50,000	51,053
			277,724
SERVICES - 0.1%
Advertising - 0.1%
Lamar Media Corp.:
9.25% 8/15/07	B1	380,000	383,800
9.625% 12/1/06	B1	30,000	31,125
			414,925
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - continued
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	$ 210,000	$ 195,300
TOTAL SERVICES			610,225
TECHNOLOGY - 0.5%
Computers & Office Equipment - 0.1%
Comdisco, Inc.:
6.375% 11/30/01	Baa2	150,000	138,000
7.25% 9/1/02	Baa2	125,000	96,250
Compaq Computer Corp. 7.45% 8/1/02	Baa2	100,000	99,741
Globix Corp. 12.5% 2/1/10	B-	570,000	199,500
			533,491
Electronics - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	B3	470,000	387,750
Details, Inc. 10% 11/15/05	B3	110,000	101,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba3	545,000	539,550
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	1,000,000	820,000
			1,848,500
TOTAL TECHNOLOGY			2,381,991
TRANSPORTATION - 0.3%
Air Transportation - 0.0%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	11,310	11,194
Class C2, 7.434% 3/15/06	Baa1	30,000	29,957
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	30,000	31,882
8.3% 12/15/29	Baa3	160,000	137,624
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	110,000	113,223
			323,880
Railroads - 0.3%
Canadian National Railway Co. 6.9% 7/15/28	Baa2	150,000	140,201
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	57,430
6.46% 6/22/05	Baa2	100,000	99,488
Kansas City Southern Railway Co. 9.5% 10/1/08 (g)	Ba2	195,000	199,875

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 220,000	$ 223,498
TFM SA de CV 0% 6/15/09 (e)	B1	725,000	538,313
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	100,000	93,487
			1,352,292
TOTAL TRANSPORTATION			1,676,172
UTILITIES - 3.3%
Cellular - 2.5%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	620,000	350,300
Alamosa PCS Holdings, Inc. 0% 2/15/10 (e)	Caa1	740,000	333,000
Crown Castle International Corp. 0% 5/15/11 (e)	B3	935,000	626,450
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	225,400
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	1,440,000	1,418,400
Horizon PCS, Inc. 0% 10/1/10 unit (e)(g)	Caa1	545,000	223,450
Leap Wireless International, Inc. 12.5% 4/15/10	Caa2	100,000	58,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	982,000	589,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	1,310,000	1,028,350
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	2,028,600
0% 2/15/08 (e)	B1	160,000	114,800
Nextel International, Inc. 12.75% 8/1/10 (g)	Caa1	170,000	136,850
Nextel Partners, Inc.:
11% 3/15/10	B3	120,000	114,600
11% 3/15/10	B3	300,000	286,500
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	890,000	607,425
10.625% 7/15/10	B3	135,000	137,363
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	485,000	329,800
Triton PCS, Inc. 0% 5/1/08 (e)	B3	1,140,000	900,600
US Unwired, Inc. 0% 11/1/09 (e)	Caa1	700,000	301,000
Vodafone Group PLC 7.625% 2/15/05	A2	195,000	201,809
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	$ 1,635,000	$ 1,185,375
10.375% 11/15/09	B2	1,080,000	1,161,000
			12,358,272
Electric Utility - 0.4%
AES Corp. 9.375% 9/15/10	Ba1	850,000	869,125
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	130,000	121,815
CMS Energy Corp.:
8.375% 7/1/03	Ba3	305,000	303,475
9.875% 10/15/07	Ba3	135,000	140,400
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	25,000	27,023
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	101,270
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	61,456
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	170,000	149,903
yankee 7.875% 12/15/26 (g)	A3	80,000	71,638
Nisource Finance Corp. 7.875% 11/15/10 (g)	Baa2	125,000	131,584
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,468
			1,987,157
Gas - 0.0%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	50,000	52,006
Sempra Energy 7.95% 3/1/10	A2	40,000	39,580
			91,586
Telephone Services - 0.4%
Asia Global Crossing Ltd. 13.375% 10/15/10 (g)	B2	420,000	362,250
AT&T Corp. 6.5% 3/15/29	A2	115,000	91,916
British Telecommunications PLC:
7.625% 12/15/05	A2	100,000	100,992
8.625% 12/15/30	A2	35,000	35,263
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	100,000	109,636
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	273,000
0% 3/1/09 (e)	B3	250,000	100,000
8.6% 6/1/08	B2	15,000	10,500
8.875% 11/1/07	B2	25,000	17,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ono Finance PLC 13% 5/1/09	Caa1	$ 185,000	$ 136,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	140,000	136,380
Telefonica Europe BV 8.25% 9/15/30	A2	90,000	90,582
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	183,000	181,309
7.7% 7/20/29	Baa1	130,000	129,419
Teligent, Inc. 11.5% 12/1/07	Caa1	890,000	115,700
WorldCom, Inc.:
8% 5/16/06	A3	115,000	117,822
8.875% 1/15/06	A3	103,000	106,395
			2,115,564
TOTAL UTILITIES			16,552,579
TOTAL NONCONVERTIBLE BONDS			60,280,940
TOTAL CORPORATE BONDS (Cost $68,573,403)			62,676,740
U.S. Government and Government Agency Obligations - 2.4%

U.S. Government Agency Obligations - 0.8%
Fannie Mae:
6% 12/15/05	Aaa	85,000	86,003
6% 5/15/08	Aaa	700,000	702,625
6.5% 4/29/09	Aaa	10,000	9,934
7% 7/15/05	Aaa	100,000	104,953
7.25% 1/15/10	Aaa	200,000	217,188
7.25% 5/15/30	Aaa	105,000	119,279
Federal Home Loan Bank 6.75% 2/1/02	Aaa	830,000	838,690
Freddie Mac:
5.5% 5/15/02	Aaa	1,000,000	997,500
5.75% 3/15/09	Aaa	510,000	502,906
6.875% 1/15/05	Aaa	85,000	88,453
6.875% 9/15/10	Aaa	300,000	319,452
7% 7/15/05	Aaa	210,000	220,368
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,207,351
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bills, yield at date of purchase 6.16% 1/11/01 (i)	-	1,800,000	1,797,610
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	685,000	736,485
6.125% 8/15/29	Aaa	149,000	162,061
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
6.875% 8/15/25	Aaa	$ 25,000	$ 29,246
8.125% 8/15/19	Aaa	1,530,000	1,977,770
8.875% 2/15/19	Aaa	259,000	355,923
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	100,000	97,234
5.875% 10/31/01	Aaa	700,000	701,309
6.5% 5/31/02	Aaa	180,000	182,700
6.625% 6/30/01	Aaa	952,000	956,163
7% 7/15/06	Aaa	20,000	21,769
7.25% 8/15/04	Aaa	20,000	21,381
7.875% 11/15/04	Aaa	738,000	807,992
TOTAL U.S. TREASURY OBLIGATIONS			7,847,643
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,582,859)			12,054,994
U.S. Government Agency - Mortgage Securities - 2.8%

Fannie Mae - 2.4%
6% 4/1/13 to 1/1/29	Aaa	1,065,609	1,050,891
6.5% 2/1/26 to 12/1/30	Aaa	2,762,062	2,725,711
7% 8/1/25 to 12/1/29	Aaa	2,846,480	2,853,178
7.5% 5/1/24 to 10/1/29	Aaa	1,178,585	1,196,483
7.5% 1/1/31 (h)	Aaa	2,507,000	2,544,605
8% 1/1/31 (h)	Aaa	1,316,000	1,348,900
TOTAL FANNIE MAE			11,719,768
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	122,639	124,747

Government National Mortgage Association - 0.4%
6.5% 8/15/27	Aaa	564,010	$ 558,545
7% 7/15/28	Aaa	800,700	804,199
7.5% 1/15/26 to 8/15/28	Aaa	709,586	721,961
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,084,705
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $13,828,211)			13,929,220
Asset-Backed Securities - 0.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Airplanes pass through trust 10.875% 3/15/19	Ba2	$ 335,818	$ 240,110
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	149,719
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	99,203
CIT Marine Trust 5.8% 4/15/10	Aaa	120,000	119,475
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	11,367	11,371
CPS Auto Receivables Trust 6% 8/15/03	Aaa	51,234	51,018
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	180,000	180,563
DaimlerChrysler Auto Trust 6.7% 6/8/03	Aaa	150,000	150,492
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	90,000	90,267
6.4% 12/15/02	Aa2	50,000	50,203
7.03% 11/15/03	Aaa	24,000	24,330
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	4,965	4,965
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.2788% 2/5/03 (g)(j)	Baa2	37,816	37,716
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	51,250
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	59,450	59,710
TOTAL ASSET-BACKED SECURITIES (Cost $1,439,588)			1,320,392
Collateralized Mortgage Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.1745% 12/29/25 (g)(j)	Ba3	$ 157,923	$ 77,605
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	100,000	96,031
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	94,852
sequential pay Series 2000-49 Class A, 7.5% 1/1/30	Aaa	174,000	178,568
TOTAL U.S. GOVERNMENT AGENCY			369,451
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $442,201)			447,056
Commercial Mortgage Securities - 0.5%
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	102,785
Class B, 7.48% 2/1/08	A	80,000	82,947
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1 Class E, 7.47% 1/10/13 (g)(j)	Baa1	220,000	219,983
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	196,709
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	135,909
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	320,000	252,485
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1103% 4/15/19 (g)(j)	-	250,000	100,000
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	100,000	6,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	$ 250,000	$ 233,076
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	180,000	170,156
LTC Commercial Mortgage pass through certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	468,594
Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	101,757	99,372
Nomura Asset Securities Corp. weighted average coupon Series 1998-D6 Class A4, 7.3622% 3/17/28 (j)	Baa2	140,000	138,447
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (g)(j)	-	125,000	116,680
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AA	80,000	80,769
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	140,000	134,832
Class E2, 7.224% 12/15/10 (g)	Baa3	100,000	95,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,896,940)			2,634,150
Foreign Government and Government Agency Obligations (d) - 0.1%
Chile Republic 6.875% 4/28/09	Baa1	50,000	48,631
Quebec Province 7.5% 9/15/29	A2	340,000	362,848
United Mexican States 9.875% 2/1/10	Baa3	80,000	86,080
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $461,995)			497,559
Supranational Obligations - 0.0%
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	152,769
Floating Rate Loans - 4.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.3%
CP Kelco:
Tranche B term loan 10.0613% 3/31/08 (j)	B1	$ 138,000	$ 133,170
Tranche C term loan 10.3113% 9/30/08 (j)	B1	46,000	44,390
Huntsman ICI Chemicals LLC sr. secured:
Tranche B term loan 9.6403% 6/30/07 (j)	-	189,353	190,299
Tranche C term loan 9.9373% 6/30/08 (j)	-	286,046	287,476
Lyondell Chemical Co. sr. secured Tranche E term loan 10.645% 5/17/06 (j)	-	696,465	706,912
			1,362,247
Packaging & Containers - 0.1%
Packaging Corp. of America Tranche B term loan 8.6514% 6/29/07 (j)	-	224,395	224,395
U.S. Can Corp. Tranche B term loan 10.2581% 10/4/08 (j)	-	400,000	402,000
			626,395
TOTAL BASIC INDUSTRIES			1,988,642
DURABLES - 0.2%
Consumer Durables - 0.1%
Blount, Inc. Tranche B term loan 10.763% 6/30/06 (j)	B1	298,816	295,828
Home Furnishings - 0.1%
Sealy Mattress Co.:
Tranche B term loan 8.625% 12/15/04 (j)	Ba3	188,825	189,061
Tranche C term loan 8.875% 12/15/05 (j)	Ba3	136,088	136,259
Tranche D term loan 9.125% 12/15/06 (j)	Ba3	173,938	174,155
			499,475
TOTAL DURABLES			795,303
ENERGY - 0.1%
Coal - 0.1%
P&L Coal Holdings Corp. Tranche B term loan 8.7673% 6/30/06 (j)	-	579,825	580,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FINANCE - 0.1%
Credit & Other Finance - 0.1%
AES New York Funding Tranche B term loan 9.5625% 5/14/02 (j)	-	$ 500,000	$ 500,000
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (j)	B2	200,000	178,000
			678,000
HEALTH - 0.3%
Medical Facilities Management - 0.3%
DaVita, Inc. term loan 10.5032% 3/31/06 (j)	Ba2	460,445	456,416
Quest Diagnostics, Inc.:
Tranche B term loan 9.808% 6/15/06 (j)	Ba3	260,450	262,403
Tranche C term loan 10.3703% 6/15/06 (j)	Ba3	239,550	241,347
Unilab Corp. Tranche B term loan 10.5625% 11/23/06 (j)	B1	587,406	591,811
			1,551,977
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Pollution Control - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (j)	Ba3	227,273	215,909
Tranche C term loan 9.6896% 7/21/07 (j)	Ba3	272,727	259,091
			475,000
MEDIA & LEISURE - 1.3%
Broadcasting - 1.0%
American Tower L P Tranche B term loan 10.05% 12/31/07 (j)	-	800,000	806,000
Century Cable Holdings LLC Tranche B term loan 9.19% 6/30/09 (j)	-	600,000	594,000
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (j)	Ba3	1,250,000	1,243,750
Citadel Broadcasting Co. Tranche B term loan 9.875% 6/30/08 (j)	BB-	700,000	701,750
Entravision Communications Corp. Tranche B term loan 9.9375% 12/31/08 (j)	-	400,000	402,500
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Media & Communications, Inc. Tranche B term loan 10.1875% 4/30/05 (j)	-	$ 850,000	$ 850,000
Telemundo Group, Inc. Tranche B term loan 8.5631% 3/31/07 (j)	B1	546,480	543,747
			5,141,747
Entertainment - 0.2%
Six Flags Theme Park, Inc. Tranche B term loan 9.97% 9/30/05 (j)	Ba2	700,000	707,000
Lodging & Gaming - 0.0%
Starwood Hotels & Resorts Worldwide, Inc. term loan 9.4249% 2/23/03 (j)	-	150,000	150,750
Publishing - 0.1%
PRIMEDIA, Inc. Tranche B term loan 9.45% 7/31/04 (j)	Ba3	546,231	546,914
TOTAL MEDIA & LEISURE			6,546,411
NONDURABLES - 0.2%
Foods - 0.1%
Del Monte Corp. Tranche B term loan 9.5% 3/25/05 (j)	-	673,464	679,357
Tobacco - 0.1%
UST, Inc. Tranche B term loan 9.25% 2/16/05 (j)	A2	299,250	300,372
TOTAL NONDURABLES			979,729
SERVICES - 0.4%
Leasing & Rental - 0.1%
Crown Castle Operating Co. Tranche B term loan 9.39% 3/15/08 (j)	Ba3	800,000	806,000
Services - 0.3%
Iron Mountain, Inc. Tranche B term loan 9.5339% 2/28/06 (j)	-	1,299,000	1,305,495
TOTAL SERVICES			2,111,495

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.1%
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (j)	-	$ 304,039	$ 304,039
UTILITIES - 1.5%
Cellular - 1.3%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (j)	B2	1,000,000	1,010,000
Microcell Telecommunications, Inc. Tranche E term loan 9.8613% 3/1/06 (j)	-	500,000	500,000
Nextel Finance Co.:
Tranche B term loan 10.1875% 6/30/08 (j)	Ba2	650,000	650,000
Tranche C term loan 10.4375% 12/31/08 (j)	Ba2	650,000	650,000
Tritel Holding Corp. Tranche B term loan 11.2138% 12/31/07 (j)	B2	750,000	757,500
Triton PCS, Inc. Tranche B term loan 9.6875% 2/4/07 (j)	-	1,150,000	1,158,625
VoiceStream PCS Holding LLC Tranche B term loan 9.64% 2/25/09 (j)	B+	1,000,000	987,500
Western Wireless Corp.:
Tranche A term loan 8.535% 3/31/08 (j)	Ba2	400,000	396,000
Tranche B term loan 9.535% 9/30/08 (j)	Ba2	450,000	452,250
			6,561,875
Telephone Services - 0.2%
Global Crossing Holdings Ltd. Tranche B term loan 9.28% 6/30/06 (j)	-	500,000	502,500
McLeodUSA, Inc. Tranche B term loan 9.21% 5/31/08 (j)	Ba2	300,000	300,000
			802,500
TOTAL UTILITIES			7,364,375
TOTAL FLOATING RATE LOANS (Cost $23,430,960)			23,375,520
Commercial Paper - 0.0%
Moody's Ratings (unaudited) (b)	Principal Amount	Value (Note 1)
British Telecom PLC 6.8525% 10/9/01 (j) (Cost $249,620)	$ 250,000	$ 249,994
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 6.53% (c)	19,713,790	19,713,790
Fidelity Money Market Central Fund, 6.71% (c)	6,797,743	6,797,743
Fidelity Securities Lending Cash Central Fund, 6.61% (c)	1,641,999	1,641,999
TOTAL MONEY MARKET FUNDS (Cost $28,153,532)		28,153,532
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $489,305,618)		499,323,517
NET OTHER ASSETS - (0.3)%		(1,618,571)
NET ASSETS - 100%		$ 497,704,946
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
56 S&P 500 Stock Index Contracts	March 2001	$ 18,690,000	$ (835,903)

The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,705,398 or 1.5% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,797,610.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	6.2%	AAA, AA, A	5.5%
Baa	1.7%	BBB	1.5%
Ba	3.2%	BB	2.9%
B	7.8%	B	7.6%
Caa	1.4%	CCC	1.1%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 2.3%. FMR has determined that unrated debt securities that are lower quality account for 2.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $757,557,256 and $778,926,390, respectively, of which long-term U.S. government and government agency obligations aggregated $39,859,962 and $50,715,388, respectively.

On July 25, 2000, the fund transferred substantially all of its money market investments to Fidelity Money Market Central Fund in exchange for shares of this fund.
The market value of futures contracts opened and closed during the period amounted to $134,978,146 and $122,401,567, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $25,866 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $820,000 or 0.2% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,501,003. The fund received cash collateral of $1,641,999 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $489,364,119. Net unrealized appreciation aggregated $9,959,398, of which $60,983,224 related to appreciated investment securities and $51,023,826 related to depreciated investment securities.

The fund hereby designates approximately $41,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $489,305,618) - See accompanying schedule		$ 499,323,517
Cash		40,327
Receivable for investments sold		2,553,337
Receivable for fund shares sold		537,581
Dividends receivable		313,911
Interest receivable		1,765,917
Other receivables		3,665
Total assets		504,538,255
Liabilities
Payable for investments purchased Regular delivery	$ 514,844
Delayed delivery	4,063,752
Payable for fund shares redeemed	62,956
Accrued management fee	240,136
Distribution fees payable	1,591
Payable for daily variation on futures contracts	254,800
Other payables and accrued expenses	53,231
Collateral on securities loaned, at value	1,641,999
Total liabilities		6,833,309
Net Assets		$ 497,704,946
Net Assets consist of:
Paid in capital		$ 456,659,883
Undistributed net investment income		15,347,357
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,515,667
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,182,039
Net Assets		$ 497,704,946
Initial Class: Net Asset Value, offering price and redemption price per share ($482,165,063 ÷ 33,461,979 shares)		$14.41
Service Class: Net Asset Value, offering price and redemption price per share ($12,449,087 ÷ 869,523 shares)		$14.32
Service Class 2: Net Asset Value, offering price and redemption price per share ($3,090,796 ÷ 216,184 shares)		$14.30

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 4,516,798
Interest		13,595,252
Security lending		14,759
Total income		18,126,809
Expenses
Management fee	$ 3,168,623
Transfer agent fees	361,328
Distribution fees	15,027
Accounting and security lending fees	195,107
Non-interested trustees' compensation	1,869
Custodian fees and expenses	31,840
Registration fees	247
Audit	27,096
Legal	4,175
Miscellaneous	39,184
Total expenses before reductions	3,844,496
Expense reductions	(58,334)	3,786,162
Net investment income		14,340,647
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	19,764,551
Foreign currency transactions	(1,431)
Futures contracts	(3,033,763)	16,729,357
Change in net unrealized appreciation (depreciation) on:
Investment securities	(101,807,387)
Assets and liabilities in foreign currencies	42
Futures contracts	(871,166)	(102,678,511)
Net gain (loss)		(85,949,154)
Net increase (decrease) in net assets resulting from operations		$ (71,608,507)
Other Information Expense reductions Directed brokerage arrangements		$ 47,254
Custodian credits		11,080
		$ 58,334

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 14,340,647	$ 13,100,308
Net realized gain (loss)	16,729,357	48,664,911
Change in net unrealized appreciation (depreciation)	(102,678,511)	17,820,079
Net increase (decrease) in net assets resulting from operations	(71,608,507)	79,585,298
Distributions to shareholders From net investment income	(11,727,781)	(12,766,102)
From net realized gain	(47,570,525)	(21,173,047)
Total distributions	(59,298,306)	(33,939,149)
Share transactions - net increase (decrease)	37,231,520	13,695,216
Total increase (decrease) in net assets	(93,675,293)	59,341,365
Net Assets
Beginning of period	591,380,239	532,038,874
End of period (including undistributed net investment income of $15,347,357 and $13,084,201, respectively)	$ 497,704,946	$ 591,380,239

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	3,923,103	$ 63,060,473	3,532,899	$ 59,442,839
Reinvested	3,619,549	58,129,957	2,100,108	33,706,735
Redeemed	(5,674,304)	(91,790,709)	(5,095,721)	(86,190,044)
Net increase (decrease)	1,868,348	$ 29,399,721	537,286	$ 6,959,530
Service Class Sold	313,089	$ 5,014,523	451,433	$ 7,507,627
Reinvested	72,504	1,157,887	14,544	232,414
Redeemed	(108,353)	(1,714,212)	(60,280)	(1,004,355)
Net increase (decrease)	277,240	$ 4,458,198	405,697	$ 6,735,686
Service Class 2 A Sold	230,119	$ 3,591,200
Reinvested	655	10,461
Redeemed	(14,590)	(228,060)
Net increase (decrease)	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 11,501,649		$ 12,678,680
Service Class		224,107		87,422
Service Class 2 A		2,025		-
Total		$ 11,727,781		$ 12,766,102
From net realized gain Initial Class		$ 46,628,308		$ 21,028,055
Service Class		933,781		144,992
Service Class 2 A		8,436		-
Total		$ 47,570,525		$ 21,173,047
		$ 59,298,306		$ 33,939,149

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Income from Investment Operations
Net investment income	.42 D	.40 D	.41 D	.36 D	.21
Net realized and unrealized gain (loss)	(2.52)	2.04	2.19	2.92	2.08
Total from investment operations	(2.10)	2.44	2.60	3.28	2.29
Less Distributions
From net investment income	(.37)	(.41)	(.34)	-	(.21)
From net realized gain	(1.50)	(.68)	(1.59)	(.02)	(.75)
Total distributions	(1.87)	(1.09)	(1.93)	(.02)	(.96)
Net asset value, end of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Total Return B, C	(12.47)%	15.26%	17.57%	25.07%	20.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 482,165	$ 580,555	$ 528,874	$ 483,231	$ 253,024
Ratio of expenses to average net assets	.69%	.71%	.73%	.77%	.87%
Ratio of expenses to average net assets after expense reductions	.68% F	.70% F	.72% F	.76% F	.85% F
Ratio of net investment income to average net assets	2.61%	2.38%	2.60%	2.44%	2.63%
Portfolio turnover rate	147%	92%	98%	90%	120%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(2.50)	2.03	2.14	.34
Total from investment operations	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.36)	(.41)	(.34)	-
From net realized gain	(1.50)	(.68)	(1.59)	-
Total distributions	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(12.54)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,449	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.80%	.82%	.89%	.87% A
Ratio of expenses to average net assets after expense reductions	.79% F	.81% F	.88% F	.87% A
Ratio of net investment income to average net assets	2.50%	2.27%	2.65%	2.70% A
Portfolio turnover rate	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78
Income from Investment Operations
Net investment income C	.34
Net realized and unrealized gain (loss)	(1.96)
Total from investment operations	(1.62)
Less Distributions
From net investment income	(.36)
From net realized gain	(1.50)
Total distributions	(1.86)
Net asset value, end of period	$ 14.30
Total Return B, F	(10.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,091
Ratio of expenses to average net assets	.97% A
Ratio of expenses to average net assets after expense reductions	.95% A, E
Ratio of net investment income to average net assets	2.33% A
Portfolio turnover rate	147%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F The total return would have been lower had certain expenses not been reduced during the period shown.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class 2	-4.51%	9.47%	10.21%
Fidelity Balanced 60/40 Composite	-1.00%	13.78%	16.31%
S&P 500	-9.10%	18.33%	21.35%
LB Aggregate Bond	11.63%	6.46%	8.40%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $17,913 - a 79.13% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $31,921 - a 219.21% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,224 - a 62.24% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $24,741 - a 147.41% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	3.5
Exxon Mobil Corp.	1.6
American International Group, Inc.	1.6
Bristol-Myers Squibb Co.	1.5
Pfizer, Inc.	1.4
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	14.8
Technology	11.5
Health	8.9
Utilities	7.9
Media & Leisure	5.9
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	56.0%
Bonds	40.2%
Short-Term Investments and Net Other Assets	3.6%
Other Investments	0.2%

* Foreign investments 3.8%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(automated graphic)   (automated graphic)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the 12-month period that ended December 31, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned -1.00%.

Q. Why did the fund fail to keep pace with its index during the past year?

J.A. Poor positioning among utility stocks hurt relative performance. We paid the price for holding sizable stakes in traditional telecommunications providers, including AT&T, and wireless stocks, such as Motorola, that experienced precipitous declines. We also missed much of the dramatic upswing in electric and gas utilities, which benefited from strong demand and volatility in the marketplace. Disappointing security selection among technology stocks and various retailers further hurt performance.

Q. What can you tell us about your asset allocation strategy during the period?

J.A. I maintained a fairly neutral equity weighting in the fund throughout the period. At times, I employed other asset classes, such as convertible securities and high-yield bonds, to gain further exposure to the movements of stocks. I used convertibles early in the period as an indirect, less volatile way to participate in some of the technology names I liked. These securities also afforded us downside protection when the equivalent stocks collapsed during the spring. Conversely, it was a mistake to include high-yield bonds in the fund during the period, as prices of these securities plunged to recession levels in response to declining credit quality and poor liquidity. By allocating part of the bond subportfolio to high yield - an asset class not represented in the index - we were left underexposed to investment-grade debt, which performed well during the period.

Q. How did some of your moves on a sector level play out for the fund?

J.A. Although our tech exposure hurt quite a bit on an absolute basis, scaling back on many of our highly valued tech stocks before they collapsed helped relative returns. Unfortunately, any advantage we gained from underweighting laggards such as Microsoft and America Online, we lost due to untimely trading of weak performers, such as Intel and Dell. Similarly, the fund's retail holdings, namely Home Depot and Wal-Mart, headed south behind a slowdown in consumer spending. On a more positive note, assuming a more defensive posture late in the period helped, as tech investors sought shelter in areas of the market that could best weather an economic downturn. Our stake in consumer nondurables, particularly Philip Morris, rebounded nicely during the period. We also were rewarded for emphasizing higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns.

Q. Turning to you, Kevin, how did the bond portion of the fund fare?

K.G. The fund's investment-grade holdings had a particularly strong period. Favorable security selection helped drive performance and ensure the success of the fund's bond subportfolio relative to the Lehman Brothers Aggregate Bond Index. Of particular note was the fund's positioning in Treasuries, which outperformed all spread sectors - corporate, mortgage and agency securities - during the period. Treasuries doubly benefited from volatility in the equity markets and the U.S. Treasury's decision to repurchase outstanding debt as a result of the growing federal surplus. Even though we were underweighted relative to the Lehman Brothers index, we gained ground by adding long-term Treasuries and callable Treasuries in advance of the buybacks. My emphasis on discount mortgage securities further benefited performance in light of strong housing turnover. Owning the right agencies also helped, as these securities rebounded from their lows earlier in the period. Finally, improving the diversification of our corporate holdings helped us avoid many of the major credit blowups that pervaded the 12-month period.

Q. John, what's your outlook?

J.A. There's still a lot of uncertainty surrounding the direction of the economy, which tells me that it's still a time to play defense rather than offense. Right now, the equity portion of the fund is defensively positioned for further slowing in the economy, a posture that has worked out well for us in recent months. In the near term, I think earnings disappointments could continue to weigh heavily on the market even if the Fed does cut interest rates. So, until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'll avoid making any big bets and continue to add value from the bottom up.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of December 31, 2000, more than $283 million

Manager: John Avery, since 1998, and Kevin Grant, since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 55.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
Aerospace & Defense - 0.4%
BFGoodrich Co.	11,100	$ 403,763
Boeing Co.	13,700	904,200
		1,307,963
Ship Building & Repair - 0.3%
General Dynamics Corp.	9,700	756,600
TOTAL AEROSPACE & DEFENSE		2,064,563
BASIC INDUSTRIES - 2.0%
Chemicals & Plastics - 1.4%
Dow Chemical Co.	27,700	1,014,513
E.I. du Pont de Nemours and Co.	24,204	1,169,356
Pharmacia Corp.	9,400	573,400
Praxair, Inc.	23,400	1,038,375
		3,795,644
Metals & Mining - 0.2%
Alcoa, Inc.	19,000	636,500
Paper & Forest Products - 0.4%
International Paper Co.	13,400	546,888
Kimberly-Clark Corp.	9,600	678,624
		1,225,512
TOTAL BASIC INDUSTRIES		5,657,656
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.3%
Masco Corp.	29,100	747,506
DURABLES - 0.8%
Autos, Tires, & Accessories - 0.5%
AutoNation, Inc.	3,700	22,200
Danaher Corp.	12,600	861,525
TRW, Inc.	10,200	395,250
		1,278,975
Consumer Electronics - 0.3%
General Motors Corp. Class H	24,200	556,600
Maytag Corp.	12,200	394,213
		950,813
TOTAL DURABLES		2,229,788
ENERGY - 4.1%
Energy Services - 1.2%
Baker Hughes, Inc.	14,200	590,188
Diamond Offshore Drilling, Inc.	13,300	532,000
Halliburton Co.	14,600	529,250
Nabors Industries, Inc. (a)	9,400	556,010
Schlumberger Ltd. (NY Shares)	14,900	1,191,069
		3,398,517

	Shares	Value (Note 1)
Oil & Gas - 2.9%
Burlington Resources, Inc.	15,000	$ 757,500
Chevron Corp.	7,300	616,394
Conoco, Inc. Class B	27,200	787,100
Exxon Mobil Corp.	53,366	4,639,507
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,296,038
		8,096,539
TOTAL ENERGY		11,495,056
FINANCE - 10.0%
Banks - 1.5%
Bank of America Corp.	10,400	477,100
Bank of New York Co., Inc.	41,700	2,301,319
Chase Manhattan Corp.	28,900	1,313,144
		4,091,563
Credit & Other Finance - 2.1%
American Express Co.	50,600	2,779,838
Citigroup, Inc.	63,100	3,222,044
		6,001,882
Federal Sponsored Credit - 2.3%
Fannie Mae	38,500	3,339,875
Freddie Mac	46,500	3,202,688
		6,542,563
Insurance - 2.3%
AFLAC, Inc.	11,000	794,063
Allstate Corp.	12,800	557,600
American International Group, Inc.	45,450	4,479,666
Hartford Financial Services Group, Inc.	8,400	593,250
		6,424,579
Securities Industry - 1.8%
Bear Stearns Companies, Inc.	7,700	390,294
Charles Schwab Corp.	40,150	1,139,256
Merrill Lynch & Co., Inc.	17,100	1,166,006
Morgan Stanley Dean Witter & Co.	31,300	2,480,525
		5,176,081
TOTAL FINANCE		28,236,668
HEALTH - 8.6%
Drugs & Pharmaceuticals - 6.7%
Allergan, Inc.	5,700	551,831
American Home Products Corp.	20,800	1,321,840
Amgen, Inc. (a)	8,000	511,500
Bristol-Myers Squibb Co.	56,400	4,170,075
Eli Lilly & Co.	20,900	1,945,006
Merck & Co., Inc.	33,200	3,108,350
Pfizer, Inc.	86,000	3,956,000
Schering-Plough Corp.	60,800	3,450,400
		19,015,002
Medical Equipment & Supplies - 1.9%
Abbott Laboratories	11,000	532,813
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Becton, Dickinson & Co.	12,300	$ 425,888
Cardinal Health, Inc.	4,600	458,275
Guidant Corp. (a)	8,600	463,863
Johnson & Johnson	12,000	1,260,750
McKesson HBOC, Inc.	13,300	477,337
Medtronic, Inc.	17,000	1,026,375
Millipore Corp.	9,600	604,800
		5,250,101
TOTAL HEALTH		24,265,103
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Electrical Equipment - 3.5%
General Electric Co.	206,400	9,894,280
Industrial Machinery & Equipment - 1.1%
Caterpillar, Inc.	17,500	827,969
Illinois Tool Works, Inc.	7,900	470,544
Ingersoll-Rand Co.	9,500	397,813
Tyco International Ltd.	28,270	1,568,985
		3,265,311
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,159,591
MEDIA & LEISURE - 2.7%
Broadcasting - 0.7%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	596,750
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	2
Infinity Broadcasting Corp. Class A (a)	32,300	902,381
NTL, Inc. warrants 10/14/08 (a)	199	3,781
Time Warner, Inc.	8,108	423,562
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	150
		1,926,626
Entertainment - 1.2%
MGM Mirage, Inc.	12,500	352,344
Viacom, Inc. Class B (non-vtg.) (a)	56,389	2,636,186
Walt Disney Co.	15,500	448,531
		3,437,061
Publishing - 0.6%
McGraw-Hill Companies, Inc.	31,600	1,852,550
Restaurants - 0.2%
McDonald's Corp.	13,000	442,000
TOTAL MEDIA & LEISURE		7,658,237

	Shares	Value (Note 1)
NONDURABLES - 3.9%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	33,700	$ 1,533,350
The Coca-Cola Co.	35,900	2,187,656
		3,721,006
Foods - 0.5%
PepsiCo, Inc.	18,300	906,994
Quaker Oats Co.	3,700	360,288
		1,267,282
Household Products - 1.1%
Colgate-Palmolive Co.	12,100	781,055
Gillette Co.	27,500	993,438
Procter & Gamble Co.	18,600	1,458,938
		3,233,431
Tobacco - 1.0%
Philip Morris Companies, Inc.	67,400	2,965,600
TOTAL NONDURABLES		11,187,319
RETAIL & WHOLESALE - 1.9%
Apparel Stores - 0.3%
Gap, Inc.	22,700	578,850
Mothers Work, Inc. (a)(j)	3	30
The Limited, Inc.	13,000	221,813
		800,693
Drug Stores - 0.3%
Walgreen Co.	20,200	844,613
General Merchandise Stores - 0.8%
Costco Wholesale Corp. (a)	10,200	407,363
Kohls Corp. (a)	2,400	146,400
Wal-Mart Stores, Inc.	34,600	1,838,125
		2,391,888
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	28,950	1,322,653
TOTAL RETAIL & WHOLESALE		5,359,847
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,425,450
Leasing & Rental - 0.0%
ANC Rental Corp. (a)	462	1,617
Services - 0.2%
Ecolab, Inc.	14,600	630,538
TOTAL SERVICES		2,057,605
TECHNOLOGY - 11.1%
Communications Equipment - 2.5%
CIENA Corp. (a)	5,300	430,625
Cisco Systems, Inc. (a)	101,300	3,874,725
Comverse Technology, Inc. (a)	8,100	879,863
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	13,500	$ 712,969
Nokia AB sponsored ADR	9,900	430,650
Nortel Networks Corp.	19,900	638,044
		6,966,876
Computer Services & Software - 4.0%
America Online, Inc. (a)	20,850	725,580
Ariba, Inc. (a)	5,700	305,663
Automatic Data Processing, Inc.	8,600	544,488
BEA Systems, Inc. (a)	17,000	1,144,313
BMC Software, Inc. (a)	26,400	369,600
Cadence Design Systems, Inc. (a)	10,900	299,750
Computer Associates International, Inc.	16,800	327,600
DecisionOne Corp. (a)	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Microsoft Corp. (a)	80,200	3,478,675
Oracle Corp. (a)	78,600	2,284,313
Sonus Networks, Inc.	16,100	406,525
Synopsys, Inc. (a)	13,900	659,381
VERITAS Software Corp. (a)	5,600	490,000
Yahoo!, Inc. (a)	7,400	222,463
		11,258,357
Computers & Office Equipment - 2.2%
Compaq Computer Corp.	19,000	285,950
Dell Computer Corp. (a)	30,300	528,356
EMC Corp. (a)	39,000	2,593,500
International Business Machines Corp.	17,100	1,453,500
Sun Microsystems, Inc. (a)	55,000	1,533,125
		6,394,431
Electronic Instruments - 1.0%
Agilent Technologies, Inc. (a)	100	5,475
Applied Materials, Inc. (a)	14,400	549,900
KLA-Tencor Corp. (a)	13,000	437,938
Novellus Systems, Inc. (a)	14,100	506,719
Teradyne, Inc. (a)	23,700	882,825
Thermo Electron Corp. (a)	15,100	449,225
		2,832,082
Electronics - 1.4%
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	40,300	1,211,519
Intersil Holding Corp. Class A	11,900	272,956
Micron Technology, Inc. (a)	25,800	915,900

	Shares	Value (Note 1)
NVIDIA Corp. (a)	14,600	$ 478,378
Texas Instruments, Inc.	21,900	1,037,513
		3,916,266
TOTAL TECHNOLOGY		31,368,012
TRANSPORTATION - 0.2%
Railroads - 0.2%
Union Pacific Corp.	11,700	593,775
UTILITIES - 3.8%
Cellular - 0.6%
Leap Wireless International, Inc. warrants 4/15/10 (a)(f)	265	530
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	435
warrants 1/15/07 (CV ratio .6) (a)	50	100
McCaw International Ltd. warrants 4/16/07 (a)(f)	290	2,900
Nextel Communications, Inc. Class A (a)	23,400	579,150
Sprint Corp. - PCS Group Series 1 (a)	30,300	619,256
VoiceStream Wireless Corp. (a)	5,600	563,500
		1,765,871
Electric Utility - 0.4%
AES Corp. (a)	21,800	1,207,175
Gas - 0.8%
Dynegy, Inc. Class A	18,800	1,053,975
Enron Corp.	12,900	1,072,313
		2,126,288
Telephone Services - 2.0%
AT&T Corp.	15,604	270,144
BellSouth Corp.	33,900	1,387,781
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	70	140
Ono Finance PLC rights 5/31/09 (a)(f)	210	1,260
Qwest Communications International, Inc. (a)	23,700	971,700
SBC Communications, Inc.	52,270	2,495,893
Verizon Communications	9,700	486,213
		5,613,131
TOTAL UTILITIES		10,712,465
TOTAL COMMON STOCKS (Cost $129,556,326)		156,793,191
Preferred Stocks - 0.6%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. Series C, $0.2975 (f)	5,645	$ 1,411
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES	4,700	380,700
		382,111
Nonconvertible Preferred Stocks - 0.5%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	49,966
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II $7.875	255	245,302
MEDIA & LEISURE - 0.4%
Broadcasting - 0.2%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	6,265	651,560
Publishing - 0.2%
PRIMEDIA, Inc.:
$9.20	4,535	353,730
Series D, $10.00	600	49,200
		402,930
TOTAL MEDIA & LEISURE		1,054,490
UTILITIES - 0.0%
Telephone Services - 0.0%
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3	1,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,351,258
TOTAL PREFERRED STOCKS (Cost $1,721,932)		1,733,369
Corporate Bonds - 15.9%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.6%
HEALTH - 0.2%
Drugs & Pharmaceuticals - 0.2%
Roche Holdings, Inc. 0% 1/19/15 (f)	-	$ 851,000	744,455

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Liberty Media Corp. 3.75% 2/15/30 (f)	Baa3	$ 481,000	$ 273,569
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (f)	-	50,000	58,500
Computers & Office Equipment - 0.2%
Juniper Networks, Inc. 4.75% 3/15/07	B-	470,000	477,346
TOTAL TECHNOLOGY			535,846
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (f)	B1	308,000	222,915
TOTAL CONVERTIBLE BONDS			1,776,785
Nonconvertible Bonds - 15.3%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	240,000	246,103
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.2%
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	430,000	253,700
9.5% 7/1/07 (f)	B2	170,000	100,300
Lyondell Chemical Co. 10.875% 5/1/09	B2	160,000	150,400
			504,400
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	41,914
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Ba2	230,000	236,900
			278,814
TOTAL BASIC INDUSTRIES			783,214
CONSTRUCTION & REAL ESTATE - 1.2%
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	310,000	292,175
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	506,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - 0.9%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	$ 100,000	$ 97,815
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	986,950
6.625% 2/15/05	Baa1	200,000	196,962
6.75% 2/15/08	Baa1	100,000	96,915
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	69,721
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	89,893
6.875% 2/1/05	Baa2	1,000,000	994,020
			2,532,276
TOTAL CONSTRUCTION & REAL ESTATE			3,331,001
DURABLES - 0.1%
Textiles & Apparel - 0.1%
Levi Strauss & Co. 6.8% 11/1/03	Ba3	200,000	170,000
ENERGY - 0.5%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	134,325
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	118,000
Oil & Gas - 0.5%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	378,921
Apache Corp. 7.7% 3/15/26	A3	65,000	66,944
Apache Finance Property Ltd. 6.5% 12/15/07	A3	100,000	99,106
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2	345,000	353,625
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	183,350
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	192,531
			1,274,477
TOTAL ENERGY			1,526,802
FINANCE - 4.8%
Banks - 1.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	501,890

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 100,000	$ 104,195
Bank One Capital III 8.75% 9/1/30	Aa3	200,000	195,538
Bank One Corp. 7.875% 8/1/10	A1	400,000	416,732
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	463,770
BankBoston Corp. 6.625% 2/1/04	A3	200,000	201,026
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	350,000	349,433
8.55% 9/29/49 (e)(f)	Aa2	345,000	360,232
Capital One Bank 6.375% 2/15/03	Baa2	250,000	244,135
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	191,759
FleetBoston Financial Corp. 7.25% 9/15/05	A2	275,000	284,474
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	166,906
7.375% 9/17/04	Baa2	160,000	160,037
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	97,859
6.875% 11/15/02	Baa2	300,000	300,183
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	200,000	217,584
Summit Bancorp 8.625% 12/10/02	A3	100,000	103,555
			4,359,308
Credit & Other Finance - 3.1%
Abbey National Capital Trust I 8.963% 12/29/49 (e)	Aa3	270,000	278,543
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	250,000	233,670
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	246,415
Citigroup, Inc. 7.25% 10/1/10	Aa3	400,000	413,252
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	100,000	99,433
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,940
7.1% 6/23/04	A3	200,000	200,990
Ford Motor Credit Co.:
7.5% 3/15/05	A2	1,000,000	1,024,870
7.875% 6/15/10	A2	550,000	565,769
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	1,000,000	1,026,880
7.75% 1/19/10	A2	200,000	206,404
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A1	300,000	329,115
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
ING Capital Funding Trust III 8.439% 12/31/49 (h)	Aa3	$ 350,000	$ 355,289
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	140,000	137,970
PTC International Finance BV 0% 7/1/07 (d)	B2	330,000	242,550
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (f)	Baa1	250,000	259,520
7.9% 8/15/10 (f)	Baa1	200,000	209,456
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	360,109
6.875% 11/15/28	Baa1	585,000	473,025
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	99,500
TXU Eastern Funding 6.75% 5/15/09	Baa1	160,000	150,152
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	165,000	145,725
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	300,000	315,780
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (e)(f)	A1	100,000	102,141
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	206,520
Verizon Global Funding Corp.:
6.75% 12/1/05 (f)	A1	435,000	436,305
7.75% 12/1/30 (f)	A1	290,000	297,534
Xerox Capital (Europe) PLC 5.75% 5/15/02	Ba1	325,000	208,000
			8,674,857
Savings & Loans - 0.2%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	497,945
TOTAL FINANCE			13,532,110
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Dynacare, Inc. yankee 10.75% 1/15/06	B2	10,000	9,400
Unilab Corp. 12.75% 10/1/09	B3	70,000	75,250
			84,650
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	925,670

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 2.6%
Broadcasting - 2.3%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 270,000	$ 234,900
Adelphia Communications Corp. 10.875% 10/1/10	B2	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (d)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	611,618
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	110,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.25% 4/1/07	B2	180,000	164,700
Citadel Broadcasting Co. 10.25% 7/1/07	B3	200,000	200,500
Continental Cablevision, Inc. 8.3% 5/15/06	A3	115,000	119,439
Diamond Cable Communications PLC yankee 0% 2/15/07 (d)	B2	410,000	260,350
Earthwatch, Inc. 0% 7/15/07 (d)	-	115,000	69,000
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	195,000	126,750
International Cabletel, Inc. Series B, 0% 2/1/06 (d)	B2	550,000	478,500
NTL, Inc. 0% 4/1/08 (d)	B3	560,000	308,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	157,250
Spectrasite Holdings, Inc. 12.5% 11/15/10 (f)	B3	200,000	198,000
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	194,398
Telewest PLC 11% 10/1/07	B1	510,000	444,975
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	981,581
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	380,000	254,600
Series D, 0% 5/15/06 (d)	B2	30,000	20,100
United Pan-Europe Communications NV:
0% 8/1/09 (d)	B2	430,000	133,300
0% 2/1/10 (d)	B2	270,000	78,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
United Pan-Europe Communications NV: - continued
10.875% 11/1/07	B2	$ 580,000	$ 368,300
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	578,753
			6,425,864
Lodging & Gaming - 0.0%
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	88,200
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	489,260
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	63,090
7.28% 6/30/28	Baa3	200,000	164,654
7.3% 4/30/28	Baa3	170,000	136,991
			853,995
Restaurants - 0.0%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	155,550
TOTAL MEDIA & LEISURE			7,523,609
NONDURABLES - 0.1%
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	194,714
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	479,875
SERVICES - 0.1%
Printing - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,200
Services - 0.1%
Iron Mountain, Inc. 10.125% 10/1/06	B2	160,000	164,800
TOTAL SERVICES			202,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.2%
Computer Services & Software - 0.1%
Concentric Network Corp. 12.75% 12/15/07	B	$ 50,000	$ 43,000
Exodus Communications, Inc. 11.625% 7/15/10 (f)	B3	270,000	240,300
			283,300
Computers & Office Equipment - 0.1%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	300,000	231,000
7.25% 9/1/02	Baa2	250,000	192,500
			423,500
Electronics - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	B3	30,000	24,750
TOTAL TECHNOLOGY			731,550
TRANSPORTATION - 0.8%
Air Transportation - 0.5%
Atlas Air, Inc. 8.77% 1/2/11	Ba1	81,321	81,321
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	25,448	25,186
Class C2, 7.434% 3/15/06	Baa1	70,000	69,900
Delta Air Lines, Inc.:
7.57% 11/18/10	Aa2	70,000	74,390
7.9% 12/15/09	Baa3	500,000	478,860
7.92% 11/18/10	Aa3	50,000	53,196
US Air, Inc. 9.625% 2/1/01	B3	650,000	645,125
			1,427,978
Railroads - 0.3%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	478,585
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	345,406
			823,991
TOTAL TRANSPORTATION			2,251,969
UTILITIES - 4.0%
Cellular - 0.8%
Crown Castle International Corp. 10.75% 8/1/11	B3	195,000	202,800
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	180,000	177,300
Leap Wireless International, Inc. 0% 4/15/10 (d)	-	265,000	53,000
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	420,000	252,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	$ 241,000	$ 189,185
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	600,000	441,000
9.375% 11/15/09	B1	170,000	157,250
Triton PCS, Inc. 0% 5/1/08 (d)	B3	385,000	304,150
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	B2	295,000	213,875
10.375% 11/15/09	B2	170,000	182,750
			2,173,310
Electric Utility - 1.0%
AES Corp.:
8% 12/31/08	Ba1	405,000	382,725
9.375% 9/15/10	Ba1	235,000	240,288
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	300,000	281,112
CMS Energy Corp.:
Series B, 6.75% 1/15/04	Ba3	20,000	19,000
8.375% 7/1/03	Ba3	70,000	69,650
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	540,000	553,500
8.125% 6/15/10	Baa1	70,000	75,664
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	153,639
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	545,000	480,570
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,690
Nisource Finance Corp.:
7.625% 11/15/05 (f)	Baa2	200,000	207,811
7.875% 11/15/10 (f)	Baa2	315,000	331,592
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	37,872
			2,915,113
Gas - 0.3%
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	192,548
7.625% 11/15/10	A3	135,000	143,694
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	500,000	520,055
Sempra Energy 7.95% 3/1/10	A2	95,000	94,003
			950,300
Telephone Services - 1.9%
AT&T Corp. 6.5% 3/15/29	A2	430,000	343,686

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
British Telecommunications PLC:
7.625% 12/15/05	A2	$ 400,000	$ 403,968
8.625% 12/15/30	A2	400,000	403,004
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	700,000	767,452
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	265,000	253,075
Intermedia Communications, Inc. 0% 3/1/09 (d)	B3	530,000	212,000
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	350,000	101,500
Netia Holdings BV 0% 11/1/07 (d)	B2	250,000	153,750
NEXTLINK Communications, Inc. 0% 12/1/09 (d)	B2	500,000	202,500
Ono Finance PLC 13% 5/1/09	Caa1	265,000	196,100
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	214,311
Telefonica Europe BV 8.25% 9/15/30	A2	115,000	115,744
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	444,851
7.7% 7/20/29	Baa1	536,000	533,604
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	93,750
Viatel, Inc. 11.25% 4/15/08	B3	300,000	93,000
WinStar Communications, Inc. 12.75% 4/15/10	B3	270,000	189,000
WorldCom, Inc.:
6.95% 8/15/28	A3	360,000	302,152
8.875% 1/15/06	A3	184,000	190,065
			5,213,512
TOTAL UTILITIES			11,252,235
TOTAL NONCONVERTIBLE BONDS			43,235,502
TOTAL CORPORATE BONDS (Cost $46,736,263)			45,012,287
U.S. Government and Government Agency Obligations - 9.1%

U.S. Government Agency Obligations - 2.5%
Fannie Mae:
6% 12/15/05	Aaa	530,000	536,254
6.5% 4/29/09	Aaa	465,000	461,945
7% 7/15/05	Aaa	605,000	634,966
7.125% 6/15/10	Aaa	320,000	345,901
7.25% 1/15/10	Aaa	310,000	336,641
7.25% 5/15/30	Aaa	470,000	533,915
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac:
5.75% 3/15/09	Aaa	$ 700,000	$ 690,263
6.45% 4/29/09	Aaa	1,000,000	989,530
6.75% 3/15/31	Aaa	1,330,000	1,425,388
6.875% 1/15/05	Aaa	185,000	192,515
7% 7/15/05	Aaa	860,000	902,458
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	14,126	14,381
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			7,064,157
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	915,000	995,209
6.625% 2/15/27	Aaa	250,000	285,548
8% 11/15/21	Aaa	920,000	1,190,535
8.875% 8/15/17	Aaa	1,020,000	1,386,404
9.875% 11/15/15	Aaa	170,000	244,880
14% 11/15/11	Aaa	490,000	701,464
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	80,000	77,787
5.5% 5/31/03	Aaa	5,600,000	5,643,736
5.75% 8/15/10	Aaa	150,000	157,196
6.5% 5/31/02	Aaa	4,280,000	4,344,200
7% 7/15/06	Aaa	3,550,000	3,863,962
TOTAL U.S. TREASURY OBLIGATIONS			18,890,921
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $25,075,847)			25,955,078
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 8.5%
5.5% 2/1/11	Aaa	141,958	138,896
6% 4/1/09 to 1/1/29	Aaa	1,749,120	1,708,922
6.5% 11/1/25 to 2/1/30	Aaa	9,156,605	9,039,473
6.5% 1/1/31 (g)	Aaa	240,000	236,625
7% 12/1/24 to 9/1/28	Aaa	3,123,525	3,132,696
7.5% 5/1/15 to 7/1/29	Aaa	5,189,469	5,270,396
7.5% 1/1/31 (g)	Aaa	2,865,000	2,904,930
8% 1/1/26	Aaa	839,270	863,651
8% 1/1/31 (g)	Aaa	615,000	630,375
TOTAL FANNIE MAE			23,925,964

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	$ 341,365	$ 347,233
Government National Mortgage Association - 4.0%
6.5% 10/15/27 to 4/15/29	Aaa	9,719,363	9,612,609
7% 1/15/28 to 12/15/28	Aaa	607,591	610,269
7.5% 6/15/27 to 3/15/28	Aaa	1,087,906	1,107,474
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,330,352
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $35,603,398)			35,603,549
Asset-Backed Securities - 0.9%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	199,562
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	511,514
6.4% 12/15/02	Aa2	80,000	80,325
7.03% 11/15/03	Aaa	145,000	146,994
Key Auto Finance Trust:
6.3% 10/15/03	A2	119,184	118,811
6.65% 10/15/03	Baa3	35,600	35,589
Premier Auto Trust 5.59% 2/9/04	Aaa	1,000,000	994,370
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	365,000	374,695
7.5% 11/15/07	A2	200,000	205,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,650,744)			2,666,860
Commercial Mortgage Securities - 1.2%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1: Class D, 7.12% 1/10/13 (f)(h)	Aa1	300,000	299,977
Class E, 7.47% 1/10/13 (f)(h)	Baa1	420,000	419,967
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	216,380
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	532,228
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	534,394
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	$ 500,000	$ 514,375
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (f)(h)	Baa3	500,000	472,656
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	500,000	502,109
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,431,525)			3,492,086
Foreign Government and Government Agency Obligations (i) - 0.3%

Korean Republic yankee 8.75% 4/15/03	Baa2	80,000	83,159
Quebec Province yankee:
6.86% 4/15/26 (e)	A2	250,000	258,815
7.125% 2/9/24	A2	30,000	30,617
7.5% 7/15/23	A2	30,000	31,947
United Mexican States:
8.5% 2/1/06	Baa3	175,000	176,750
9.875% 2/1/10	Baa3	200,000	215,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $779,466)			796,488
Supranational Obligations - 0.2%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	500,000	509,230
Floating Rate Loans - 0.2%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Pollution Control - 0.2%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (h)	Ba3	227,273	215,909
Tranche C term loan 9.6896% 7/21/07 (h)	Ba3	272,727	259,091
TOTAL FLOATING RATE LOANS (Cost $473,884)			475,000
Cash Equivalents - 4.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.53% (c) (Cost $12,120,835)	12,120,835	$ 12,120,835
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $258,647,075)	285,157,973
NET OTHER ASSETS - (0.7)%	(1,996,281)
NET ASSETS - 100%	$ 283,161,692
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,786,554 or 3.1% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	28.1%	AAA, AA, A	25.7%
Baa	6.9%	BBB	6.1%
Ba	1.0%	BB	1.1%
B	3.2%	B	3.1%
Caa	0.3%	CCC	0.6%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $369,927,414 and $411,709,411, respectively, of which long-term U.S. government and government agency obligations aggregated $109,437,705 and $116,914,458, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $30 or 0% of net assets.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,203 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $260,567,181. Net unrealized appreciation aggregated $24,590,792, of which $40,856,766 related to appreciated investment securities and $16,265,974 related to depreciated investment securities.

The fund hereby designates approximately $8,433,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $1,349,000 all of which will expire on December 31, 2008.

A total of 28% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited). The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

A total of 12.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $258,647,075) - See accompanying schedule		$ 285,157,973
Cash		222
Receivable for investments sold		151,819
Receivable for fund shares sold		146,837
Dividends receivable		149,113
Interest receivable		1,595,831
Other receivables		48,649
Total assets		287,250,444
Liabilities
Payable for investments purchased Regular delivery	$ 146,650
Delayed delivery	3,761,079
Payable for fund shares redeemed	36,117
Accrued management fee	100,066
Distribution fees payable	3,187
Other payables and accrued expenses	41,653
Total liabilities		4,088,752
Net Assets		$ 283,161,692
Net Assets consist of:
Paid in capital		$ 249,883,863
Undistributed net investment income		9,715,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,947,964)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,510,508
Net Assets		$ 283,161,692
Initial Class: Net Asset Value, offering price and redemption price per share ($250,801,722 ÷ 17,357,444 shares)		$14.45
Service Class: Net Asset Value, offering price and redemption price per share ($27,562,863 ÷ 1,915,397 shares)		$14.39
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,797,107 ÷ 333,900 shares)		$14.37

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 1,810,449
Interest		9,580,967
Security lending		131
Total income		11,391,547
Expenses
Management fee	$ 1,295,261
Transfer agent fees	199,076
Distribution fees	31,746
Accounting and security lending fees	115,221
Non-interested trustees' compensation	1,040
Custodian fees and expenses	28,396
Audit	27,299
Legal	4,936
Reports to shareholders	99,320
Miscellaneous	892
Total expenses before reductions	1,803,187
Expense reductions	(56,363)	1,746,824
Net investment income		9,644,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,916,735)
Foreign currency transactions	(6,019)	(1,922,754)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(21,476,448)
Assets and liabilities in foreign currencies	(1,497)	(21,477,945)
Net gain (loss)		(23,400,699)
Net increase (decrease) in net assets resulting from operations		$ (13,755,976)
Other information
Expense reductions Direct brokerage arrangements		$ 53,123
Custodian credits		3,240
		$ 56,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 9,644,723	$ 10,132,202
Net realized gain (loss)	(1,922,754)	7,580,954
Change in net unrealized appreciation (depreciation)	(21,477,945)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(13,755,976)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(7,315,617)	(8,692,279)
In excess of net realized gain	(1,053,621)	-
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(37,111,951)	36,165,081
Total increase (decrease) in net assets	(69,263,134)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $9,715,285 and $10,132,202, respectively)	$ 283,161,692	$ 352,424,826
Other Information:	Year ended December 31, 2000		Year ended December 31, 1999
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	1,794,450	$ 26,671,199	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(5,917,870)	(88,897,596)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,977,247)	$ (45,320,343)	1,237,404	$ 18,893,878
Service Class Sold	354,608	$ 5,304,117	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,572	37,189	563,405
Redeemed	(236,923)	(3,533,009)	(43,583)	(679,444)
Net increase (decrease)	218,540	$ 3,254,680	1,101,906	$ 17,271,203
Service Class 2 A Sold	335,010	$ 4,970,459	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(1,490)	(22,328)	-	-
Net increase (decrease)	333,900	$ 4,953,712	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 6,717,143		$ 8,389,449
Service Class		596,231		302,830
Service Class 2 A		2,243		-
Total		$ 7,315,617		$ 8,692,279
In excess of net realized gain Initial Class		$ 967,427		$ -
Service Class		85,871		-
Service Class 2 A		323		-
Total		$ 1,053,621		$ -
		$ 18,395,207		$ 16,171,682

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Income from Investment Operations
Net investment income	.48 D	.45 D	.44 D	.44 D	.33
Net realized and unrealized gain (loss)	(1.15)	.24	2.00	2.22	.78
Total from investment operations	(.67)	.69	2.44	2.66	1.11
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)
From net realized gain	(.35)	(.43)	(.55)	-	(.04)
In excess of net realized gain	(.05)	-	-	-	-
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)
Net asset value, end of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Total Return B, C	(4.30)%	4.55%	17.64%	22.18%	9.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 250,802	$ 325,371	$ 307,681	$ 214,538	$ 103
Ratio of expenses to average net assets	.58%	.57%	.59%	.61%	.72%
Ratio of expenses to average net assets after expense reductions	.56% F	.55% F	.58% F	.60% F	.71% F
Ratio of net investment income to average net assets	3.18%	2.87%	2.94%	3.28%	3.63%
Portfolio turnover rate	126%	108%	94%	98%	163%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(1.14)	.24	1.98	.35
Total from investment operations	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net net realized gain	(.35)	(.43)	(.55)	-
In excess of realized gain	(.05)	-	-	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(4.38)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,563	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.68%	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.66% F	.66% F	.69% F	.71% A
Ratio of net investment income to average net assets	3.08%	2.77%	2.79%	3.43% A
Portfolio turnover rate	126%	108%	94%	98% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income	.40 D
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.35)
Less Distributions
From net investment income	(.47)
From net realized gain	(.35)
In excess of net realized gain	(.05)
Total distributions	(.87)
Net asset value, end of period	$ 14.37
Total Return B, C	(2.37)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,797
Ratio of expenses to average net assets	.85% A
Ratio of expenses to average net assets after expense reductions	.83% A, F
Ratio of net investment income to average net assets	2.91% A
Portfolio turnover rate	126%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class 2	-6.83%	17.72%	21.14%
S&P 500	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $31,584 - a 215.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Exxon Mobil Corp.	2.5
McDonald's Corp.	2.2
Pfizer, Inc.	2.1
American International Group, Inc.	2.1
Berkshire Hathaway, Inc. Class A	1.8
10.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	24.3
Technology	12.8
Health	11.6
Nondurables	7.3
Energy	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	87.8%
Bonds	2.5%
Short-Term Investments and Net Other Assets	9.7%

* Foreign investments	10.9%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Will Danoff,
Portfolio Manager
of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2000, the fund outperformed the Standard & Poor's 500 Index, which returned -9.10%.

Q. What factors influenced the fund's performance during the period?

A. Two critical factors were the reversal of the euphoric Internet-stock bubble and the slowing of the global economy. A combination of excessive valuations and weaker demand crushed the technology sector, which had accounted for 35% of the S&P 500 in the early spring. The fund's underweighting in technology relative to both the S&P 500 and its peers worked out well as the fund avoided most of this carnage. As the economy slowed, stocks of economically sensitive companies, such as those in the technology sector, generally performed poorly, while stocks in defensive areas, such as health care, finance and utilities, performed well. The fund was positioned advantageously in finance stocks, but could have benefited further from owning more health care companies.

Q. What was your technology strategy during the period?

A. The fund participated only moderately during the technology rally of late 1999 and early 2000 because I couldn't justify the valuations of most technology stocks. The very best technology companies were selling at extremely high price-to-earnings ratios, often more than 100 times earnings. Then, as the slowing economy hurt profit growth and investors realized that many of the Internet and emerging telecommunications companies had unsustainable or uncompetitive business models, the bubble burst. Overall, the fund's conservative positioning was the major reason for its outperformance relative to the S&P 500.

Q. Why did health stocks fall into favor, and why were you slow to increase the fund's exposure?

A. Health stocks benefited from steady earnings growth from large pharmaceutical companies, improving industry fundamentals in the HMO and hospital industries, and exciting new advances in biotechnology. Also, investors were looking for stable-growth stocks as the economy slowed and technology profits and share prices weakened. I added to the fund's positions in leading drug companies Pfizer and Schering-Plough, both of which enhanced their earnings growth rates during the year. In hindsight, I should have bought more health care stocks, but I found that most of the leading drug companies had major drugs that were losing their patent protection and I wasn't seeing accelerated earnings growth. I should have realized that in a slowing economy, the market would reward companies in industries such as health care, particularly those that were meeting their estimates despite a lack of accelerated earnings growth.

Q. You doubled the fund's exposure to finance stocks during the second half of 2000, from around 12% to just over 24%. Why?

A. Lower interest rates, spurred on by the slowing economy, produced a very favorable environment for finance stocks. Also, the commercial property and casualty insurance industry raised its prices for the first time in 14 years, resulting in an environment of steady demand and decreased capacity for that particular group. As a result, the fund's positions in American International Group, MetLife, Citigroup and Berkshire Hathaway performed well during the period. Other large financial holdings at the end of 2000 were mortgage insurer Fannie Mae, consumer finance leader Household International and super-regional bank Bank One.

Q. Which other stocks performed well? Which were disappointing?

A. The fund's best performer during the period was Waters Corp., a company that sells analytical instruments to biotechnology, pharmaceutical and government laboratories. Disappointments included McDonald's and AT&T, both of which fell short of earnings expectations.

Q. What's your outlook?

A. Continued global economic weakness could very well put a damper on both corporate earnings growth and market appreciation. The Federal Reserve Board was poised to lower interest rates in early 2001 and, while this is a positive sign, it may take a while to see momentum. I remain skeptical of a quick rebound for technology stocks, as valuations are still high and earnings growth will likely remain sluggish until 2002. I'll be looking for companies that are growing, both inside and outside the tech sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2000, more than $9.8 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 87.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.4%
Aerospace & Defense - 1.3%
Boeing Co.	729,700	$ 48,160,200
Bombardier, Inc. Class B (sub. vtg.)	1,014,100	15,659,295
Lockheed Martin Corp.	1,256,340	42,652,743
United Technologies Corp.	231,201	18,178,179
		124,650,417
Ship Building & Repair - 0.1%
General Dynamics Corp.	205,000	15,990,000
TOTAL AEROSPACE & DEFENSE		140,640,417
BASIC INDUSTRIES - 1.5%
Chemicals & Plastics - 1.0%
Hercules, Inc.	343,000	6,538,438
Pharmacia Corp.	1,214,600	74,090,600
Potash Corp. of Saskatchewan	233,800	18,292,916
Spartech Corp.	61,300	1,260,481
		100,182,435
Metals & Mining - 0.1%
Alcoa, Inc.	118,300	3,963,050
Rio Tinto PLC (Reg. D)	273,100	4,802,514
		8,765,564
Paper & Forest Products - 0.4%
Bowater, Inc.	112,400	6,336,550
International Paper Co.	124,500	5,081,156
Kimberly-Clark Corp.	212,500	15,021,625
Pactiv Corp. (a)	66,700	825,413
Weyerhaeuser Co.	185,800	9,429,350
		36,694,094
TOTAL BASIC INDUSTRIES		145,642,093
CONSTRUCTION & REAL ESTATE - 1.1%
Construction - 0.3%
Centex Corp.	56,900	2,137,306
Jacobs Engineering Group, Inc. (a)	278,030	12,841,511
Kaufman & Broad Home Corp.	149,800	5,046,388
Lennar Corp.	218,800	7,931,500
		27,956,705
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	1,176,613
Real Estate Investment Trusts - 0.8%
AMB Property Corp.	207,400	5,353,513
Apartment Investment & Management Co. Class A	181,900	9,083,631
Archstone Communities Trust	74,500	1,918,375
Arden Realty Group, Inc.	31,600	793,950
Avalonbay Communities, Inc.	39,100	1,959,888
Equity Office Properties Trust	893,200	29,140,650

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	400,700	$ 22,163,719
Glenborough Realty Trust, Inc.	213,600	3,711,300
		74,125,026
TOTAL CONSTRUCTION & REAL ESTATE		103,258,344
DURABLES - 2.6%
Autos, Tires, & Accessories - 1.5%
Danaher Corp.	955,722	65,347,492
Midas, Inc.	246,400	2,941,400
SPX Corp. (a)	737,131	79,748,360
		148,037,252
Consumer Durables - 0.6%
Blyth, Inc.	69,000	1,664,625
Minnesota Mining & Manufacturing Co.	436,100	52,550,050
		54,214,675
Consumer Electronics - 0.2%
Harman International Industries, Inc.	669,200	24,425,800
Home Furnishings - 0.0%
The Bombay Company, Inc. (a)	159,800	309,613
Textiles & Apparel - 0.3%
Coach, Inc.	45,700	1,313,875
Delta Apparel, Inc.	8,870	119,191
Delta Woodside Industries	88,700	105,331
Duck Head Apparel Co., Inc. (a)	8,870	12,751
Jones Apparel Group, Inc. (a)	248,100	7,985,719
Mohawk Industries, Inc. (a)	148,620	4,068,473
Reebok International Ltd. (a)	407,500	11,141,050
		24,746,390
TOTAL DURABLES		251,733,730
ENERGY - 7.1%
Energy Services - 0.3%
Baker Hughes, Inc.	109,800	4,563,563
Global Marine, Inc. (a)	13,700	388,738
Hanover Compressor Co. (a)	156,800	6,987,400
Noble Drilling Corp. (a)	62,600	2,719,188
Schlumberger Ltd. (NY Shares)	229,700	18,361,644
Smith International, Inc. (a)	4,300	320,619
		33,341,152
Oil & Gas - 6.8%
Alberta Energy Co. Ltd.	2,040,590	97,728,363
BP Amoco PLC sponsored ADR	2,826,432	135,315,432
Burlington Resources, Inc.	769,090	38,839,045
Canadian Natural Resources Ltd. (a)	511,370	14,155,453
Conoco, Inc. Class B	411,700	11,913,569
EOG Resources, Inc.	140,540	7,685,781
Exxon Mobil Corp.	2,879,171	250,307,896
Nexen, Inc.	373,120	9,208,538
Noble Affiliates, Inc.	356,600	16,403,600
Royal Dutch Petroleum Co. (NY Shares)	288,000	17,442,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Suncor Energy, Inc.	1,519,940	$ 38,829,844
Tosco Corp.	385,600	13,086,300
TotalFinaElf SA sponsored ADR	148,023	10,759,422
Westport Resources Corp. (a)	306,700	6,728,231
		668,403,474
TOTAL ENERGY		701,744,626
FINANCE - 24.3%
Banks - 4.6%
Australia & New Zealand Banking Group Ltd.	973,561	7,820,992
Bank of New York Co., Inc.	363,000	20,033,063
Bank One Corp.	3,040,600	111,361,975
Capital One Financial Corp.	523,800	34,472,588
Commerce Bancorp, Inc.	223,100	15,254,463
Compass Bancshares, Inc.	54,600	1,303,575
Fifth Third Bancorp	655,580	39,170,905
Firstar Corp.	1,454,600	33,819,450
M&T Bank Corp.	596,700	40,575,600
Mellon Financial Corp.	392,380	19,300,191
Mercantile Bankshares Corp.	29,200	1,261,075
North Fork Bancorp, Inc.	83,300	2,046,056
Northern Trust Corp.	132,100	10,774,406
Royal Bank of Scotland Group PLC	1,324,573	31,281,243
SouthTrust Corp.	247,100	10,053,881
Synovus Finanical Corp.	71,200	1,917,950
U.S. Bancorp	471,200	13,753,150
Wells Fargo & Co.	1,089,700	60,682,669
Zions Bancorp	15,900	992,756
		455,875,988
Credit & Other Finance - 3.6%
American Express Co.	1,515,200	83,241,300
Citigroup, Inc.	2,951,515	150,711,735
Concord EFS, Inc. (a)	299,000	13,137,313
Household International, Inc.	1,520,300	83,616,500
Indymac Bancorp, Inc.	19,600	578,200
MBNA Corp.	717,700	26,510,044
		357,795,092
Federal Sponsored Credit - 2.4%
Fannie Mae	1,932,100	167,609,675
Freddie Mac	511,500	35,229,563
USA Education, Inc.	422,800	28,750,400
		231,589,638
Insurance - 11.6%
ACE Ltd.	253,200	10,745,175
Aetna, Inc. (a)	307,500	12,626,719
AFLAC, Inc.	348,400	25,150,125
Allstate Corp.	1,191,400	51,900,363
AMBAC Financial Group, Inc.	208,300	12,146,494

	Shares	Value (Note 1)
American International Group, Inc.	2,115,384	$ 208,497,536
Berkshire Hathaway, Inc. Class A (a)	2,455	174,305,000
Canada Life Financial Corp.	293,400	8,190,228
CIGNA Corp.	468,670	62,005,041
Conseco, Inc.	391,400	5,161,588
Everest Re Group Ltd.	386,880	27,710,280
Hartford Financial Services Group, Inc.	512,300	36,181,188
Jefferson-Pilot Corp.	293,100	21,909,225
John Hancock Financial Services, Inc.	611,300	23,000,163
Manulife Financial Corp.	672,400	21,057,351
Marsh & McLennan Companies, Inc.	220,775	25,830,675
MBIA, Inc.	72,900	5,403,713
MetLife, Inc.	3,458,700	121,054,500
MGIC Investment Corp.	60,700	4,093,456
Old Republic International Corp.	281,100	8,995,200
PartnerRe Ltd.	182,900	11,156,900
Progressive Corp.	81,700	8,466,163
RenaissanceRe Holdings Ltd.	187,030	14,646,787
SAFECO Corp.	40,900	1,344,588
Sun Life Financial Services Canada, Inc.	1,138,900	30,386,873
The Chubb Corp.	805,114	69,642,361
The St. Paul Companies, Inc.	1,283,700	69,720,956
Torchmark Corp.	45,200	1,737,375
XL Capital Ltd. Class A	722,000	63,084,750
Zenith National Insurance Corp.	127,700	3,751,188
		1,139,901,961
Savings & Loans - 0.8%
Astoria Financial Corp.	127,300	6,913,981
Golden West Financial Corp.	953,300	64,347,750
TCF Financial Corp.	39,900	1,778,044
Washington Mutual, Inc.	87,700	4,653,581
		77,693,356
Securities Industry - 1.3%
Daiwa Securities Group, Inc.	4,615,000	48,139,331
Franco Nevada Mining Corp. Ltd.	1,888,564	21,541,118
Nikko Securities Co. Ltd.	3,637,000	28,143,264
Nomura Securities Co. Ltd.	1,913,000	34,372,783
		132,196,496
TOTAL FINANCE		2,395,052,531
HEALTH - 11.6%
Drugs & Pharmaceuticals - 7.2%
Adolor Corp.	19,300	424,600
Allergan, Inc.	180,800	17,503,700
ALZA Corp. (a)	172,900	7,348,250
AstraZeneca PLC sponsored ADR	960,000	49,440,000
Elan Corp. PLC sponsored ADR (a)	1,406,200	65,827,738
Eli Lilly & Co.	599,782	55,817,212
Forest Laboratories, Inc. (a)	65,400	8,690,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Glaxo Wellcome PLC sponsored ADR	109,930	$ 6,156,080
Immunex Corp. (a)	1,129,170	45,872,531
Merck & Co., Inc.	582,400	54,527,200
Novartis AG sponsored ADR	238,700	10,681,825
OSI Pharmaceuticals, Inc. (a)	77,500	6,209,688
Pfizer, Inc.	4,581,675	210,757,050
Schering-Plough Corp.	2,556,300	145,070,025
Serono SA sponsored ADR (a)	818,700	19,597,631
Sigma-Aldrich Corp.	9,700	381,331
Titan Pharmaceuticals, Inc. (a)	3,000	106,110
		704,410,996
Medical Equipment & Supplies - 2.2%
AmeriSource Health Corp. Class A (a)	218,700	11,044,350
Apogent Technologies, Inc.	52,800	1,082,400
Becton, Dickinson & Co.	175,600	6,080,150
Biomet, Inc.	199,000	7,897,813
Cardinal Health, Inc.	252,100	25,115,463
Disetronic Holding AG	5,155	4,620,092
Guidant Corp. (a)	53,000	2,858,688
Johnson & Johnson	30,500	3,204,406
McKesson HBOC, Inc.	346,600	12,439,474
Medtronic, Inc.	1,301,800	78,596,175
MiniMed, Inc. (a)	331,600	13,937,562
Patterson Dental Co. (a)	1,069,200	36,219,150
Stryker Corp.	20,100	1,016,859
Sybron Dental Specialties, Inc. (a)	133,633	2,255,057
Varian Medical Systems, Inc. (a)	164,300	11,162,131
		217,529,770
Medical Facilities Management - 2.2%
Community Health Systems, Inc. (a)	436,600	15,281,000
HCA - The Healthcare Co.	848,916	37,360,793
Health Management Associates, Inc. Class A (a)	1,375,500	28,541,625
HEALTHSOUTH Corp. (a)	1,221,400	19,924,088
Manor Care, Inc. (a)	173,600	3,580,500
Oxford Health Plans, Inc. (a)	476,700	18,829,650
Specialty Laboratories, Inc. (a)	3,900	129,188
Tenet Healthcare Corp.	576,500	25,618,219
UnitedHealth Group, Inc.	783,800	48,105,725
Wellpoint Health Networks, Inc. (a)	178,320	20,551,380
		217,922,168
TOTAL HEALTH		1,139,862,934

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Electrical Equipment - 0.1%
Allen Telecom, Inc. (a)	89,600	$ 1,607,200
Emerson Electric Co.	141,500	11,151,969
		12,759,169
Industrial Machinery & Equipment - 0.4%
Exide Corp.	100	763
Graco, Inc.	3,100	128,263
Mettler-Toledo International, Inc. (a)	164,500	8,944,688
Tyco International Ltd.	497,400	27,605,700
		36,679,414
Pollution Control - 0.1%
Waste Management, Inc.	433,500	12,029,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		61,468,208
MEDIA & LEISURE - 6.3%
Broadcasting - 0.3%
E.W. Scripps Co. Class A	25,800	1,622,175
Infinity Broadcasting Corp. Class A (a)	973,360	27,193,245
		28,815,420
Entertainment - 2.2%
Bally Total Fitness Holding Corp. (a)	13,000	440,375
MGM Mirage, Inc.	789,100	22,242,756
Park Place Entertainment Corp. (a)	1,165,300	13,910,769
Six Flags, Inc. (a)	397,500	6,832,031
Viacom, Inc.:
Class A (a)	189,150	8,890,050
Class B (non-vtg.) (a)	3,466,781	162,072,012
Walt Disney Co.	127,610	3,692,714
		218,080,707
Leisure Durables & Toys - 0.4%
Brunswick Corp.	298,200	4,901,663
Callaway Golf Co.	279,100	5,198,238
Harley-Davidson, Inc.	316,300	12,572,925
Mattel, Inc.	764,100	11,033,604
		33,706,430
Lodging & Gaming - 0.2%
International Game Technology (a)	80,900	3,883,200
Marriott International, Inc. Class A	9,700	409,825
Starwood Hotels & Resorts Worldwide, Inc. unit	553,400	19,507,350
		23,800,375
Publishing - 0.5%
McGraw-Hill Companies, Inc.	110,600	6,483,925
Reader's Digest Association, Inc. Class A (non-vtg.)	787,040	30,792,940
Scholastic Corp. (a)	167,700	14,862,413
		52,139,278
Restaurants - 2.7%
Brinker International, Inc. (a)	194,000	8,196,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
CBRL Group, Inc.	315,100	$ 5,730,881
CEC Entertainment, Inc. (a)	159,900	5,456,588
Cheesecake Factory, Inc. (a)	57,100	2,191,213
Darden Restaurants, Inc.	108,800	2,488,800
McDonald's Corp.	6,256,900	212,734,600
P.F. Chang's China Bistro, Inc. (a)	183,800	5,778,213
PJ America, Inc. (a)(c)	581,700	3,235,706
Ryan's Family Steak Houses, Inc. (a)	188,500	1,778,969
Starbucks Corp. (a)	111,500	4,933,875
Wendy's International, Inc.	289,000	7,586,250
		260,111,595
TOTAL MEDIA & LEISURE		616,653,805
NONDURABLES - 7.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	791,100	35,995,050
Diageo PLC	2,075,123	23,233,077
Pepsi Bottling Group, Inc.	341,000	13,618,688
The Coca-Cola Co.	780,910	47,586,703
		120,433,518
Foods - 2.5%
Earthgrains Co.	725,600	13,423,600
Keebler Foods Co.	68,500	2,838,469
Nestle SA (Reg.)	14,411	33,786,256
Numico NV	375,938	18,980,553
PepsiCo, Inc.	1,611,100	79,850,144
Quaker Oats Co.	585,800	57,042,275
Sysco Corp.	723,200	21,696,000
Wm. Wrigley Jr. Co.	207,200	19,852,350
		247,469,647
Household Products - 3.6%
Avon Products, Inc.	1,922,140	92,022,453
Colgate-Palmolive Co.	2,052,300	132,475,965
Estee Lauder Companies, Inc. Class A	231,100	10,125,069
Gillette Co.	1,018,600	36,796,925
Procter & Gamble Co.	963,400	75,566,688
		346,987,100
TOTAL NONDURABLES		714,890,265
PRECIOUS METALS - 0.0%
Stillwater Mining Co. (a)	60,270	2,371,625
RETAIL & WHOLESALE - 5.0%
Apparel Stores - 1.2%
Charming Shoppes, Inc. (a)	1,965,800	11,794,800
Footstar, Inc. (a)	196,600	9,731,700
Gap, Inc.	523,700	13,354,350
Gymboree Corp. (a)	379,500	5,265,563

	Shares	Value (Note 1)
Talbots, Inc.	831,800	$ 37,950,875
The Limited, Inc.	476,300	8,126,869
TJX Companies, Inc.	1,259,600	34,953,900
		121,178,057
Drug Stores - 2.3%
CVS Corp.	2,630,402	157,659,720
Walgreen Co.	1,661,900	69,488,194
		227,147,914
General Merchandise Stores - 0.4%
Dollar Tree Stores, Inc. (a)	41,650	1,020,425
Kohls Corp. (a)	552,800	33,720,800
Stein Mart, Inc. (a)	613,900	7,136,588
		41,877,813
Grocery Stores - 0.4%
Fleming Companies, Inc.	188,711	2,229,149
Iceland Group PLC	1,701,940	8,176,847
Krispy Kreme Doughnuts, Inc.	16,200	1,344,600
Loblaw Companies Ltd.	125,740	4,235,506
Safeway PLC	1,682,914	7,511,640
Tesco PLC	2,888,600	11,761,258
		35,259,000
Retail & Wholesale, Miscellaneous - 0.7%
Bed Bath & Beyond, Inc. (a)	1,799,000	40,252,625
Home Depot, Inc.	500,840	22,882,128
		63,134,753
TOTAL RETAIL & WHOLESALE		488,597,537
SERVICES - 0.6%
Advertising - 0.0%
Getty Images, Inc. (a)	14,200	454,400
Educational Services - 0.1%
Career Education Corp. (a)	9,800	383,425
Corinthian Colleges, Inc. (a)	94,200	3,573,713
Devry, Inc. (a)	123,400	4,658,350
University of Phoenix Online Class A (a)	45,600	2,242,950
		10,858,438
Leasing & Rental - 0.1%
GATX Corp.	196,100	9,780,488
Services - 0.4%
Administaff, Inc. (a)	38,100	1,036,320
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	1,438,500
DigitalThink, Inc.	25,900	441,919
Dun & Bradstreet Corp. (a)	34,800	900,450
Ecolab, Inc.	242,200	10,460,013
Moody's Corp.	7,100	182,381
National Processing, Inc. (a)	47,500	807,500
Professional Detailing, Inc. (a)	9,500	1,004,773
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Robert Half International, Inc. (a)	838,100	$ 22,209,650
Watson Wyatt & Co. Holdings	4,900	115,150
		38,596,656
TOTAL SERVICES		59,689,982
TECHNOLOGY - 12.8%
Communications Equipment - 3.1%
American Tower Corp. Class A (a)	2,725,750	103,237,781
CIENA Corp. (a)	521,500	42,371,875
Cisco Systems, Inc. (a)	3,970,828	151,884,171
Comverse Technology, Inc. (a)	19,500	2,118,188
Nokia AB sponsored ADR	68,100	2,962,350
Plantronics, Inc. (a)	142,600	6,702,200
		309,276,565
Computer Services & Software - 5.8%
Acxiom Corp. (a)	163,700	6,374,069
Adobe Systems, Inc.	1,991,300	115,868,769
Aether Systems, Inc. (a)	20,600	805,975
Affiliated Computer Services, Inc. Class A (a)	196,800	11,943,300
Ariba, Inc. (a)	373,800	20,045,025
Automatic Data Processing, Inc.	1,730,500	109,562,281
BEA Systems, Inc. (a)	706,394	47,549,146
Check Point Software Technologies Ltd. (a)	38,900	5,195,581
Documentum, Inc. (a)	107,500	5,341,406
First Data Corp.	493,800	26,017,088
i2 Technologies, Inc. (a)	46,100	2,506,688
IMS Health, Inc.	310,000	8,370,000
Informatica Corp. (a)	157,200	6,219,225
J.D. Edwards & Co. (a)	162,350	2,891,859
Keane, Inc. (a)	21,300	207,675
Manugistics Group, Inc. (a)	921,100	52,502,700
Mentor Graphics Corp. (a)	160,800	4,411,950
National Data Corp.	7,800	285,675
Netegrity, Inc. (a)	321,900	17,503,313
NetIQ Corp. (a)	233,200	20,375,850
Oracle Corp. (a)	139,810	4,063,228
Peregrine Systems, Inc. (a)	50,000	987,500
Polycom, Inc. (a)	186,900	6,015,844
Rational Software Corp. (a)	996,300	38,793,431
Siebel Systems, Inc. (a)	83,900	5,673,738
SmartForce PLC sponsored ADR (a)	29,400	1,104,338
Sonus Networks, Inc.	200,497	5,062,549
SunGard Data Systems, Inc. (a)	349,200	16,456,050
The BISYS Group, Inc. (a)	241,800	12,603,825

	Shares	Value (Note 1)
VeriSign, Inc. (a)	80	$ 5,935
VERITAS Software Corp. (a)	145,262	12,710,425
		567,454,438
Computers & Office Equipment - 2.8%
Brocade Communications Systems, Inc. (a)	1,325,300	121,679,106
Computer Network Technology Corp. (a)	137,200	3,953,075
Diebold, Inc.	140,200	4,679,175
EMC Corp. (a)	48,300	3,211,950
Juniper Networks, Inc. (a)	366,000	46,138,875
Network Appliance, Inc. (a)	4,900	314,519
Sun Microsystems, Inc. (a)	2,470,400	68,862,400
Symbol Technologies, Inc.	824,760	29,691,360
		278,530,460
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	75,020	4,107,345
Ixia (a)	12,700	290,513
Novellus Systems, Inc. (a)	136,800	4,916,250
Teradyne, Inc. (a)	103,100	3,840,475
Thermo Electron Corp. (a)	1,192,932	35,489,727
TriPath Imaging, Inc. (a)	9,700	84,875
Waters Corp. (a)	498,000	41,583,000
		90,312,185
Electronics - 0.2%
Cirrus Logic, Inc. (a)	473,800	8,883,750
Elantec Semiconductor, Inc. (a)	56,400	1,565,100
Integrated Device Technology, Inc. (a)	14,200	470,375
Intersil Holding Corp. Class A	150,900	3,461,269
Solectron Corp. (a)	28,900	979,710
		15,360,204
TOTAL TECHNOLOGY		1,260,933,852
TRANSPORTATION - 2.2%
Air Transportation - 1.0%
Continental Airlines, Inc. Class B (a)	331,700	17,124,013
Ryanair Holdings PLC sponsored ADR (a)	521,110	29,019,313
Southwest Airlines Co.	1,715,587	57,523,632
		103,666,958
Railroads - 0.2%
Canadian National Railway Co.	93,500	2,765,959
Canadian Pacific Ltd.	256,500	7,314,151
CSX Corp.	16,200	420,188
Union Pacific Corp.	118,400	6,008,800
		16,509,098
Trucking & Freight - 1.0%
C.H. Robinson Worldwide, Inc.	910,100	28,611,269
Exel PLC	1,855,280	26,310,839
Expeditors International of Washington, Inc.	431,650	23,174,209
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - continued
M.S. Carriers, Inc. (a)	3,800	$ 124,450
Swift Transportation Co., Inc. (a)	1,010,400	20,018,550
		98,239,317
TOTAL TRANSPORTATION		218,415,373
UTILITIES - 2.8%
Cellular - 0.3%
AT&T Corp. - Wireless Group	746,700	12,927,244
Nextel Communications, Inc. Class A (a)	102,200	2,529,450
NTT DoCoMo, Inc.	933	16,070,736
Sonera Corp.	238,900	4,343,115
		35,870,545
Electric Utility - 2.0%
AES Corp. (a)	430,560	23,842,260
Ameren Corp.	39,000	1,806,188
American Electric Power Co., Inc.	453,120	21,070,080
Cinergy Corp.	54,500	1,914,313
Dominion Resources, Inc.	500	33,500
Duke Energy Corp.	295,500	25,191,375
Entergy Corp.	140,270	5,935,174
Exelon Corp.	486,700	34,171,207
FPL Group, Inc.	303,200	21,754,600
GPU, Inc.	140,300	5,164,794
National Grid Group PLC	1,159,900	10,536,170
NiSource, Inc.	147,300	4,529,475
Progress Energy, Inc.	143,600	7,063,325
Public Service Enterprise Group, Inc.	34,200	1,662,975
Southern Co.	784,590	26,087,618
Utilicorp United, Inc.	171,200	5,307,200
Wisconsin Energy Corp.	13,200	297,825
		196,368,079
Gas - 0.3%
Dynegy, Inc. Class A	294,442	16,507,155
Enron Corp.	89,200	7,414,750
Sempra Energy	60,500	1,406,625
Westcoast Energy, Inc.	32,300	779,923
		26,108,453
Telephone Services - 0.2%
BellSouth Corp.	212,700	8,707,406
KPNQwest NV (a)	288,000	5,454,000
Qwest Communications International, Inc. (a)	189,439	7,766,999
		21,928,405
TOTAL UTILITIES		280,275,482
TOTAL COMMON STOCKS (Cost $7,095,091,997)		8,581,230,804
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (f)	Value (Note 1)
FINANCE - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (d) (Cost $798,761)	-	GBP	704,573	$ 872,983
U.S. Treasury Obligations - 2.6%

U.S. Treasury Bills, yield at date of purchase 5.97% to 6.2% 1/11/01 to 3/1/01 (e)	-		5,200,000	5,174,202
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa		22,500,000	22,310,100
6.125% 11/15/27	Aaa		63,000,000	67,735,080
6.375% 8/15/27	Aaa		66,000,000	73,095,000
6.5% 11/15/26	Aaa		20,000,000	22,462,400
6.75% 8/15/26	Aaa		9,900,000	11,456,181
6.875% 8/15/25	Aaa		36,500,000	42,699,160
7.625% 2/15/25	Aaa		9,500,000	12,042,770
TOTAL U.S. TREASURY OBLIGATIONS (Cost $239,068,582)				256,974,893
Cash Equivalents - 10.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	962,133,447	962,133,447
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	60,116,350	60,116,350
TOTAL CASH EQUIVALENTS (Cost $1,022,249,797)		1,022,249,797
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $8,357,209,137)		9,861,328,477
NET OTHER ASSETS - (0.2)%		(17,223,328)
NET ASSETS - 100%		$ 9,844,105,149
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
177 S&P 500 Stock Index Contracts	March 2001	$ 59,073,750	$ (458,688)

The face value of futures purchased as a percentage of net assets - 0.6%
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ 14,233,121	$ -	$ -
PJ America, Inc.	-	-	-	3,235,706
TOTALS	$ -	$ 14,233,121	$ -	$ 3,235,706
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $2,977,123.
(f) Principal amounts are stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $16,356,927,770 and $16,251,368,358, respectively, of which long-term U.S. government and government obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,066,432,211 and $1,022,745,140, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $776,911 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $57,623,819. The fund received cash collateral of $60,116,350 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
United Kingdom	3.2
Canada	3.0
Japan	1.3
Ireland	1.0
Others (individually less than 1%)	2.4
100.0%
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $8,451,680,345. Net unrealized appreciation aggregated $1,409,648,132, of which $1,737,634,466 related to appreciated investment securities and $327,986,334 related to depreciated investment securities.

The fund hereby designates approximately $893,502,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $8,357,209,137) - See accompanying schedule		$ 9,861,328,477
Cash		1,570,305
Foreign currency held at value (cost $466,283)		481,634
Receivable for investments sold		70,818,949
Receivable for fund shares sold		4,091,178
Dividends receivable		4,554,019
Interest receivable		9,965,096
Other receivables		957,321
Total assets		9,953,766,979
Liabilities
Payable for investments purchased	$ 35,043,513
Payable for fund shares redeemed	9,148,016
Accrued management fee	4,655,164
Distribution fees payable	116,793
Payable for daily variation on futures contracts	702,159
Other payables and accrued expenses	349,514
Collateral on securities loaned, at value	60,116,350
Total liabilities		110,131,509
Net Assets		$ 9,843,635,470
Net Assets consist of:
Paid in capital		$ 8,146,007,632
Undistributed net investment income		67,012,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		126,987,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,503,627,659
Net Assets		$ 9,843,635,470
Initial Class: Net Asset Value, offering price and redemption price per share ($8,516,463,560 ÷ 358,659,377 shares)		$23.75
Service Class: Net Asset Value, offering price and redemption price per share ($1,245,221,785 ÷ 52,598,283 shares)		$23.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($81,950,125 ÷ 3,466,103 shares)		$23.64

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 57,763,028
Interest		73,495,950
Security lending		2,129,917
Total income		133,388,895
Expenses
Management fee	$ 57,891,721
Transfer agent fees	6,603,056
Distribution fees	1,153,036
Accounting and security lending fees	898,738
Non-interested trustees' compensation	33,997
Custodian fees and expenses	549,586
Registration fees	43,475
Audit	57,874
Legal	78,894
Miscellaneous	297,080
Total expenses before reductions	67,607,457
Expense reductions	(2,536,189)	65,071,268
Net investment income		68,317,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($6,736,275) on sales of investments in affiliated issuers)	209,183,963
Foreign currency transactions	(152,560)
Futures contracts	(4,181,856)	204,849,547
Change in net unrealized appreciation (depreciation) on:
Investment securities	(961,770,464)
Assets and liabilities in foreign currencies	(31,647)
Futures contracts	(468,165)	(962,270,276)
Net gain (loss)		(757,420,729)
Net increase (decrease) in net assets resulting from operations		$ (689,103,102)
Other Information Expense reductions Directed brokerage arrangements		$ 2,524,248
Custodian credits		11,941
		$ 2,536,189

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 68,317,627	$ 37,064,074
Net realized gain (loss)	204,849,547	1,238,554,251
Change in net unrealized appreciation (depreciation)	(962,270,276)	533,893,873
Net increase (decrease) in net assets resulting from operations	(689,103,102)	1,809,512,198
Distributions to shareholders From net investment income	(35,814,293)	(32,779,255)
From net realized gain	(1,235,476,968)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	2,023,685,153	1,702,847,259
Total increase (decrease) in net assets	63,290,790	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $67,012,238 and $34,775,260, respectively)	$ 9,843,635,470	$ 9,780,344,680

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	53,448,851	$ 1,355,965,735	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(49,325,329)	(1,240,820,402)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	49,776,856	$ 1,277,022,677	47,451,606	$ 1,182,789,864
Service Class Sold	24,126,050	$ 612,579,539	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,237	291,308	6,968,091
Redeemed	(2,471,479)	(61,156,455)	(669,866)	(17,161,230)
Net increase (decrease)	25,960,446	$ 660,792,321	20,390,180	$ 520,057,395
Service Class 2 A Sold	3,591,561	$ 88,871,209
Reinvested	1,759	44,679
Redeemed	(127,217)	(3,045,733)
Net increase (decrease)	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 32,731,929		$ 31,943,084
Service Class		3,081,105		836,171
Service Class 2 A		1,259		-
Total		$ 35,814,293		$ 32,779,255
From net realized gain Initial Class		$ 1,129,145,416		$ 234,249,282
Service Class		106,288,132		6,131,920
Service Class 2 A		43,420		-
Total		$ 1,235,476,968		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Income from Investment Operations
Net investment income	.17 D	.12 D	.13 D	.16 D	.14
Net realized and unrealized gain (loss)	(1.84)	5.59	5.54	3.73	2.76
Total from investment operations	(1.67)	5.71	5.67	3.89	2.90
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	(.37)	(.13)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)
Net asset value, end of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Total Return B, C	(6.58)%	24.25%	29.98%	24.14%	21.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103
Ratio of expenses to average net assets	.66%	.67%	.70%	.71%	.74%
Ratio of expenses to average net assets after expense reductions	.63% F	.65% F	.66% F	.68% F	.71% F
Ratio of net investment income to average net assets	.69%	.48%	.62%	.90%	1.33%
Portfolio turnover rate	177%	172%	201%	142%	178%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income D	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.11) G	(.12)	(.14)	-
From net realized gain	(3.62) G	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C	(6.71)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76%	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.59%	.37%	.53%	1.14% A
Portfolio turnover rate	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.93)
Total from investment operations	(.83)
Less Distributions
From net investment income	(.11) G
From net realized gain	(3.62) G
Total distributions	(3.73)
Net asset value, end of period	$ 23.64
Total Return B, C	(3.86)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 81,950
Ratio of expenses to average net assets	.92% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income to average net assets	.43% A
Portfolio turnover rate	177%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
RJ Reynolds Tobacco Holdings, Inc.	8.4
Nokia AB sponsored ADR	6.4
Philip Morris Companies, Inc.	5.0
Juniper Networks, Inc.	5.0
Redback Networks, Inc.	3.6
28.4
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	42.9
Health	17.9
Nondurables	17.0
Finance	8.6
Industrial Machinery & Equipment	4.2
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	99.9%
Short-Term Investments and Net Other Assets	0.1%

* Foreign investments	8.7%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. From its inception on September 25, 2000, through December 31, 2000, the fund's return fell short of its benchmark, the Standard & Poor's 500 Index, which returned -7.98% during the same time frame.

Q. What factors caused the fund to underperform its index during the brief period?

A. Overweighting the technology sector, which suffered a sharp decline in prices during the fourth quarter of 2000, was the biggest factor affecting the fund's relative performance. Technology stocks were hurt by continued slowing in the domestic economy, a series of reports suggesting weaker corporate earnings growth, unforeseen oversupply in several industries such as semiconductors, and uncertainty surrounding the U.S. presidential election. However, my stock selection within the tech sector was relatively favorable. Not owning several underperforming first-tier technology names included in the index, such as Cisco Systems, Sun Microsystems and Microsoft, benefited the fund. But the gains made by those positive decisions were offset to some degree by my emphasis on emerging networking, data storage and wireless equipment manufacturers, such as Brocade Communications, Juniper Networks and BEA Systems, which held back performance as their stocks fell despite their fast growth rates. All told, stock selection in technology was roughly on par with the benchmark, but overweighting the sector dragged down the fund's return. Overall performance also was hurt by unfavorable stock selection relative to the index in the media and leisure, industrial equipment and health sectors.

Q. What strategies worked out well for the fund?

A. The fund's performance got a significant boost from my decision to overweight nondurables. Our large positions in Philip Morris and RJ Reynolds enhanced returns, as both rose briskly in the period after a long period of underperformance for both stocks. I couldn't ignore the positive fundamentals of tobacco stocks given their double-digit dividend yields, stock repurchase plans, free cash flow generation, and the possibility of potentially less onerous tobacco litigation going forward with a Republican presidency. An additional boost to performance came from my decision to remain underweighted in telephone utilities, a sector that generally was hurt by depleted pricing power.

Q. What stocks performed well?

A. Shares of Quintiles Transnational, a provider of information, technology and services to the pharmaceutical industry, performed well on positive sentiment surrounding its acquisition of Pharmacia's Stockholm clinical drug development unit. Smokeless tobacco and wine manufacturer UST performed well as a result of a new strategic business plan to accelerate earnings and the favorable outlook of a Republican presidency, which was seen as a positive influence on the tobacco industry. Similarly, the stock price of tobacco dealer DIMON hit a 52-week high in late December after it acquired the owner of its facilities in Greece.

Q. What stocks disappointed?

A. Shares of Internet security provider VeriSign, which benefits from the registration of existing domain names ending in .com, .org and .net, suffered from a decision by the Internet Corporation for Assigned Names and Numbers to add seven more domain names in 2001 - a move expected to increase competition for the company. I sold our entire position in the stock during the period. Elsewhere, global satellite television provider EchoStar, a significant competitor to cable TV, suffered from general weakness in the emerging telecommunications/media industry.

Q. Can you describe your investment strategy for this fund?

A. I look for companies with improving fundamentals, strong cash flow, increasing revenues and sustainable earnings growth rates, but with reasonable valuations. Most of the stocks owned by the fund will have market capitalizations - meaning the total value of all the outstanding shares of company stock - greater than $200 million. Most stocks also will be involved in a type of business that could act as a catalyst to propel stock performance during the course of the next six to 18 months. I utilize a bottom-up investment approach that stresses research and frequent company contact.

Q. What's your outlook?

A. I expect the market volatility to continue, as various equity sectors vie for market leadership. Within this investment climate, I think it will be difficult to outperform the S&P 500 index by simply owning a majority of technology stocks. Rather, I believe it will take a balanced mix of growth stocks of companies with strong fundamentals and consistent earnings growth across a variety of sectors to outperform the benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital appreciation

Start date: September 25, 2000

Size: as of December 31, 2000, more than
$2 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	100	$ 4,831
PPG Industries, Inc.	100	4,631
		9,462
DURABLES - 1.7%
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	100	12,050
Consumer Electronics - 1.0%
Gemstar-TV Guide International, Inc. (a)	600	27,675
Textiles & Apparel - 0.2%
Coach, Inc.	200	5,750
TOTAL DURABLES		45,475
FINANCE - 8.6%
Federal Sponsored Credit - 1.5%
Fannie Mae	200	17,350
Freddie Mac	300	20,663
		38,013
Insurance - 0.9%
XL Capital Ltd. Class A	260	22,718
Securities Industry - 6.2%
Charles Schwab Corp.	1,990	56,466
Merrill Lynch & Co., Inc.	820	55,914
Morgan Stanley Dean Witter & Co.	630	49,928
		162,308
TOTAL FINANCE		223,039
HEALTH - 17.9%
Drugs & Pharmaceuticals - 16.5%
Bristol-Myers Squibb Co.	530	39,187
Eli Lilly & Co.	170	15,821
Human Genome Sciences, Inc. (a)	650	45,053
Immunex Corp. (a)	1,900	77,188
Medarex, Inc. (a)	730	29,748
Medimmune, Inc. (a)	925	44,111
Merck & Co., Inc.	520	48,685
Millennium Pharmaceuticals, Inc. (a)	550	34,031
Quintiles Transnational Corp. (a)	3,600	75,375
Schering-Plough Corp.	380	21,565
		430,764
Medical Equipment & Supplies - 0.8%
Cardinal Health, Inc.	200	19,925
Medical Facilities Management - 0.6%
HEALTHSOUTH Corp. (a)	1,000	16,313
TOTAL HEALTH		467,002

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
Electrical Equipment - 4.0%
General Electric Co.	1,040	$ 49,855
Scientific-Atlanta, Inc.	1,620	52,751
		102,606
Pollution Control - 0.2%
Waste Management, Inc.	200	5,550
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		108,156
MEDIA & LEISURE - 3.2%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	1,990	45,273
Sirius Satellite Radio, Inc. (a)	600	17,963
		63,236
Entertainment - 0.8%
Celtic PLC (a)	5,170	13,352
Mandalay Resort Group (a)	350	7,678
		21,030
TOTAL MEDIA & LEISURE		84,266
NONDURABLES - 17.0%
Household Products - 0.2%
Colgate-Palmolive Co.	100	6,455
Tobacco - 16.8%
DIMON, Inc.	3,200	17,600
Philip Morris Companies, Inc.	2,970	130,680
RJ Reynolds Tobacco Holdings, Inc.	4,480	218,393
UST, Inc.	2,540	71,279
		437,952
TOTAL NONDURABLES		444,407
RETAIL & WHOLESALE - 3.1%
Apparel Stores - 1.0%
AnnTaylor Stores Corp. (a)	1,000	24,938
Drug Stores - 0.4%
Walgreen Co.	250	10,453
Retail & Wholesale, Miscellaneous - 1.7%
Bed Bath & Beyond, Inc. (a)	1,500	33,563
Staples, Inc. (a)	900	10,631
		44,194
TOTAL RETAIL & WHOLESALE		79,585
TECHNOLOGY - 42.9%
Communications Equipment - 10.5%
CIENA Corp. (a)	930	75,563
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	600	$ 31,687
Nokia AB sponsored ADR	3,800	165,300
		272,550
Computer Services & Software - 17.2%
At Home Corp. Series A (a)	4,000	22,125
BEA Systems, Inc. (a)	890	59,908
Check Point Software Technologies Ltd. (a)	350	46,747
Inktomi Corp. (a)	1,370	24,489
Keynote Systems, Inc. (a)	4,600	65,263
Openwave Systems, Inc. (a)	965	46,260
PeopleSoft, Inc. (a)	1,500	55,781
Redback Networks, Inc. (a)	2,300	94,300
VERITAS Software Corp. (a)	350	30,625
Vignette Corp. (a)	200	3,600
		449,098
Computers & Office Equipment - 9.1%
Brocade Communications Systems, Inc. (a)	780	71,614
Juniper Networks, Inc. (a)	1,030	129,844
Network Appliance, Inc. (a)	570	36,587
		238,045
Electronic Instruments - 3.1%
Applera Corp. - Applied Biosystems Group	100	9,406
KLA-Tencor Corp. (a)	600	20,213
Novellus Systems, Inc. (a)	600	21,563
PerkinElmer, Inc.	100	10,500
Teradyne, Inc. (a)	500	18,625
		80,307
Electronics - 3.0%
RF Micro Devices, Inc. (a)	1,000	27,438
Texas Instruments, Inc.	1,080	51,165
		78,603
TOTAL TECHNOLOGY		1,118,603
TRANSPORTATION - 0.1%
Air Transportation - 0.1%
Southwest Airlines Co.	100	3,353
UTILITIES - 0.8%
Telephone Services - 0.8%
Level 3 Communications, Inc. (a)	500	16,406
McLeodUSA, Inc. Class A (a)	300	4,238
		20,644
TOTAL COMMON STOCKS (Cost $2,709,622)		2,603,992
Cash Equivalents - 3.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $88,000)	$ 88,059	$ 88,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $2,797,622)		2,691,992
NET OTHER ASSETS - (3.3)%		(85,333)
NET ASSETS - 100%		$ 2,606,659
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,224,026 and $1,339,578, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $97 for the period.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,850,894. Net unrealized depreciation aggregated $158,902, of which $222,064 related to appreciated investment securities and $380,966 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $111,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $8,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $88,000) (cost $2,797,622) - See accompanying schedule		$ 2,691,992
Cash		559
Receivable for investments sold		55,282
Receivable for fund shares sold		2,634
Dividends receivable		4,016
Receivable from investment adviser for expense reductions		16,424
Total assets		2,770,907
Liabilities
Payable for investments purchased	$ 133,594
Payable for fund shares redeemed	15
Distribution fees payable	336
Other payables and accrued expenses	30,303
Total liabilities		164,248
Net Assets		$ 2,606,659
Net Assets consist of:
Paid in capital		$ 2,885,851
Undistributed net investment income		1,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(174,826)
Net unrealized appreciation (depreciation) on investments		(105,630)
Net Assets		$ 2,606,659
Initial Class: Net Asset Value, offering price and redemption price per share ($255,754 ÷ 30,001 shares)		$8.52
Service Class: Net Asset Value, offering price and redemption price per share ($802,288 ÷ 94,131 shares)		$8.52
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,548,617 ÷ 181,778 shares)		$8.52

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 5,398
Interest		3,431
Total income		8,829
Expenses
Management fee	$ 2,628
Transfer agent fees	1,131
Distribution fees	714
Accounting fees and expenses	16,000
Non-interested trustees' compensation	1
Custodian fees and expenses	2,517
Registration fees	721
Audit	23,000
Total expenses before reductions	46,712
Expense reductions	(39,273)	7,439
Net investment income		1,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,826)
Foreign currency transactions	(124)	(174,950)
Change in net unrealized appreciation (depreciation) on investment securities		(105,630)
Net gain (loss)		(280,580)
Net increase (decrease) in net assets resulting from operations		$ (279,190)
Other Information Expense reductions FMR reimbursement:
Initial Class		$ 6,371
Service Class		13,870
Service Class 2		19,015
Directed brokerage arrangements		2
Custodian credits		15
		$ 39,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	September 25, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income	$ 1,390
Net realized gain (loss)	(174,950)
Change in net unrealized appreciation (depreciation)	(105,630)
Net increase (decrease) in net assets resulting from operations	(279,190)
Share transactions - net increase (decrease)	2,885,849
Total increase (decrease) in net assets	2,606,659
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,264)	$ 2,606,659

Other Information:	Year ended December 31, 2000 A
	Shares	Dollars
Share transactions Initial Class Sold	30,001	$ 300,008
Reinvested	-	-
Redeemed	-	-
Net increase (decrease)	30,001	$ 300,008
Service Class Sold	157,395	$ 1,497,499
Reinvested	-	-
Redeemed	(63,264)	(583,157)
Net increase (decrease)	94,131	$ 914,342
Service Class 2 Sold	182,014	$ 1,673,653
Reinvested	-	-
Redeemed	(236)	(2,154)
Net increase (decrease)	181,778	$ 1,671,499

A Share transactions are for the period September 25, 2000 (commencement of operations) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 256
Ratio of expenses to average net assets	1.50% A, F
Ratio of net investment income to average net assets	.47% A
Portfolio turnover rate	295% A

Financial Highlights - Service Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 802
Ratio of expenses to average net assets	1.60% A, F
Ratio of net investment income to average net assets	.36% A
Portfolio turnover rate	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	(1.48)
Total from investment operations	(1.48)
Net asset value, end of period	$ 8.52
Total Return B, C	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,549
Ratio of expenses to average net assets	1.75% A, F
Ratio of net investment income to average net assets	.21% A
Portfolio turnover rate	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Equity-Income - Service Class 2	8.13%	13.40%	17.30%
Russell 3000 Value	8.04%	16.48%	17.29%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2 on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $49,301 - a 393.01% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,253 - a 392.53% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Citigroup, Inc.	4.2
Fannie Mae	3.9
Exxon Mobil Corp.	3.6
General Electric Co.	2.9
SBC Communications, Inc.	2.4
17.0
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	27.8
Energy	13.1
Utilities	9.7
Health	8.0
Industrial Machinery & Equipment	7.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks	97.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	1.0%

* Foreign investments	6.9%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. The fund performed relatively well during a very challenging year for equities. For the 12-month period ending December 31, 2000, the fund outperformed the Russell 3000 Value Index, which returned 8.04%.

Q. What accounted for the fund's good performance relative to its benchmark?

A. The single most important factor was the performance of technology stocks. Throughout the year, the fund was underweighted in technology stocks relative to the Russell 3000 Value Index. In the early part of the year, technology stocks did well and the fund struggled. However, after the tech-heavy NASDAQ index peaked in March and began its long slide, the fund's lower concentration of technology stocks helped buffer it from the extreme volatility and negative performance of that sector. On the down side, the fund was underweighted in utility stocks, which, other than the telecommunications segment, had a great year as investors sought their relative safety.

Q. What strategy did you pursue during the year?

A. I generally followed my long-term strategy of searching for solid, attractively valued companies that deliver strong dividend yields. This strategy paid off. After several years of a market dominated by growth stocks, the economic tide turned and value stocks had their day. Many of our holdings benefited from this improving environment. The fund's sector weightings remained similar throughout the year, although I slightly increased our holdings in larger capitalization, dividend-paying technology companies later in the period. As technology stocks began to perform poorly, their valuations looked more attractive. I believed that there were some good long-term opportunities in this area, because technology has demonstrated faster earnings growth than other sectors. If I found stocks that looked cheap, I added them very selectively.

Q. Which stocks contributed to the fund's good performance?

A. The fund's financial holdings, representing the largest sector weighting in the portfolio, generally performed well. While they didn't really take off until late in the year - when the market reacted to a slowing economy and anticipated lower interest rates - these stocks still had a positive impact on the fund's return. After a tough year, Fannie Mae came back strong. A Congressional committee attempting to discontinue the U.S. government's implied guarantee of Fannie Mae's debt finally resolved the issue, leaving the government's line of credit intact. Growing expectations for lower interest rates late in the year gave Fannie Mae and many other financial stocks tremendous fourth quarter performance. Citigroup, the fund's largest holding, performed well, resulting from its subsidiary Salomon Smith Barney's strong revenues and lower anticipated interest rates. Bank of New York's stock also did well. The company's successful custody business helped its revenue growth and overall performance.

Q. What about disappointments?

A. BP Amoco projected lower-than-expected production growth over the next couple of years. Although the company's performance was good, it could not match the growth projections of its competitors, and its stock price dropped as investors sought better opportunities elsewhere. AT&T experienced lower earnings growth and, along with its competitors, was hurt by slowing business applications for telecommunications and data transmission resulting from overcapacity. I sold a portion of this stock from the portfolio. The fund's fourth-largest holding, General Electric, saw its stock price drop after years of strong performance, reflecting the market's skepticism about GE's ability to continue to grow at previous levels and its valuation, which was among the highest in industrial America.

Q. What's your outlook, Steve?

A. I'm a bit more optimistic than I've been in the recent past. Although it's becoming increasingly clear that the economy is slowing - which could hurt corporate earnings in 2001 - the good news is that as the economy weakens, the Federal Reserve Board will be more likely to cut interest rates aggressively. In addition, the new Bush Administration brings with it a push for major tax cuts as part of its overall policy package, which could help to stimulate the economy. From my perspective, these signs point to potential good news for value investing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2000, more than $10.6 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.9%
Aerospace & Defense - 3.3%
Boeing Co.	895,200	$ 59,083,200
Honeywell International, Inc.	1,758,825	83,214,408
Lockheed Martin Corp.	177,300	6,019,335
Rockwell International Corp.	592,100	28,198,763
Textron, Inc.	1,527,400	71,024,100
United Technologies Corp.	1,318,600	103,674,925
		351,214,731
Defense Electronics - 0.2%
Raytheon Co. Class B	780,200	24,234,963
Ship Building & Repair - 0.4%
General Dynamics Corp.	505,700	39,444,600
TOTAL AEROSPACE & DEFENSE		414,894,294
BASIC INDUSTRIES - 6.2%
Chemicals & Plastics - 3.1%
Arch Chemicals, Inc.	292,600	5,193,650
Celanese AG	151,110	2,754,242
Crompton Corp.	1,090,651	11,451,836
Dow Chemical Co.	820,200	30,039,825
E.I. du Pont de Nemours and Co.	970,249	46,875,155
Engelhard Corp.	196,800	4,009,800
Great Lakes Chemical Corp.	1,060,100	39,422,469
Hercules Trust II unit	15,700	8,556,500
Hercules, Inc.	649,700	12,384,906
IMC Global, Inc.	1,626,800	25,317,075
Millennium Chemicals, Inc.	749,200	13,579,250
Newell Rubbermaid, Inc.	473,667	10,775,924
Olin Corp.	712,700	15,768,488
PolyOne Corp.	979,200	5,752,800
Praxair, Inc.	1,203,612	53,410,283
Solutia, Inc.	1,690,200	20,282,400
Union Carbide Corp.	376,200	20,244,263
		325,818,866
Iron & Steel - 0.4%
Allegheny Technologies, Inc.	419,150	6,654,006
Dofasco, Inc.	749,800	10,052,681
Nucor Corp.	628,100	24,927,719
		41,634,406
Metals & Mining - 1.0%
Alcoa, Inc.	2,261,316	75,754,086
Phelps Dodge Corp.	556,500	31,059,656
Ryerson Tull, Inc.	639,923	5,279,365
		112,093,107
Packaging & Containers - 0.2%
Ball Corp.	432,843	19,937,831
Paper & Forest Products - 1.5%
Bowater, Inc.	798,600	45,021,075
Georgia-Pacific Group	1,188,700	36,998,288
International Paper Co.	199,200	8,129,850

	Shares	Value (Note 1)
Kimberly-Clark Corp.	539,400	$ 38,130,186
Smurfit-Stone Container Corp. (a)	755,400	11,283,788
Weyerhaeuser Co.	469,900	23,847,425
		163,410,612
TOTAL BASIC INDUSTRIES		662,894,822
CONSTRUCTION & REAL ESTATE - 1.5%
Building Materials - 0.5%
Fortune Brands, Inc.	805,700	24,171,000
Masco Corp.	1,265,800	32,515,238
		56,686,238
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	139,900	5,202,531
Crescent Real Estate Equities Co.	810,400	18,031,400
Duke-Weeks Realty Corp.	434,622	10,702,567
Equity Office Properties Trust	524,500	17,111,813
Equity Residential Properties Trust (SBI)	649,500	35,925,469
Public Storage, Inc.	609,700	14,823,331
		101,797,111
TOTAL CONSTRUCTION & REAL ESTATE		158,483,349
DURABLES - 2.1%
Autos, Tires, & Accessories - 0.9%
AutoNation, Inc.	642,800	3,856,800
Eaton Corp.	428,300	32,202,806
Johnson Controls, Inc.	333,600	17,347,200
Navistar International Corp. (a)	387,600	10,150,275
Pep Boys-Manny, Moe & Jack	662,100	2,400,113
TRW, Inc.	801,700	31,065,875
		97,023,069
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	451,600	54,417,800
Snap-On, Inc.	1,102,000	30,718,250
		85,136,050
Consumer Electronics - 0.3%
Black & Decker Corp.	288,800	11,335,400
Maytag Corp.	248,120	8,017,378
Whirlpool Corp.	137,100	6,537,956
		25,890,734
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	12,946,245
TOTAL DURABLES		220,996,098
ENERGY - 13.1%
Energy Services - 1.8%
Baker Hughes, Inc.	1,695,400	70,465,063
Halliburton Co.	2,882,900	104,505,125
Schlumberger Ltd. (NY Shares)	215,400	17,218,538
		192,188,726
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 11.3%
Anadarko Petroleum Corp.	361,302	$ 25,681,346
BP Amoco PLC sponsored ADR	3,400,742	162,810,523
Burlington Resources, Inc.	693,300	35,011,650
Chevron Corp.	1,280,171	108,094,439
Conoco, Inc.:
Class A	788,400	22,567,950
Class B	2,354,415	68,130,884
Devon Energy Corp.	293,965	17,923,025
Exxon Mobil Corp.	4,402,718	382,761,296
Petroleo Brasileiro SA Petrobras sponsored ADR (a)	134,700	3,401,175
Royal Dutch Petroleum Co. (NY Shares)	1,840,400	111,459,225
TotalFinaElf SA:
Class B	448,000	65,127,998
sponsored ADR	2,183,396	158,705,597
USX - Marathon Group	1,621,100	44,985,525
		1,206,660,633
TOTAL ENERGY		1,398,849,359
FINANCE - 27.4%
Banks - 11.2%
Bank of America Corp.	2,658,090	121,939,879
Bank of New York Co., Inc.	3,166,200	174,734,663
Bank One Corp.	2,532,138	92,739,554
Chase Manhattan Corp.	3,758,050	170,756,397
Comerica, Inc.	1,601,800	95,106,875
Firstar Corp.	1,151,600	26,774,700
FleetBoston Financial Corp.	1,533,300	57,594,581
Mellon Financial Corp.	2,266,900	111,503,144
National Bank of Canada	1,025,336	18,192,328
PNC Financial Services Group, Inc.	457,500	33,426,094
U.S. Bancorp	2,928,094	85,463,744
Wells Fargo & Co.	3,612,000	201,143,250
		1,189,375,209
Credit & Other Finance - 6.9%
American Express Co.	2,643,416	145,222,667
Citigroup, Inc.	8,878,420	453,354,281
Household International, Inc.	2,527,647	139,020,585
		737,597,533
Federal Sponsored Credit - 4.4%
Fannie Mae	4,762,300	413,129,525
Freddie Mac	851,500	58,647,063
		471,776,588
Insurance - 3.4%
ACE Ltd.	1,474,100	62,557,119

	Shares	Value (Note 1)
Allstate Corp.	596,300	$ 25,976,319
American International Group, Inc.	473,850	46,703,841
Conseco, Inc.	340,400	4,489,025
Hartford Financial Services Group, Inc.	1,691,600	119,469,250
Highlands Insurance Group, Inc. (a)	371,100	3,339,900
The Chubb Corp.	382,500	33,086,250
The St. Paul Companies, Inc.	323,500	17,570,094
UnumProvident Corp.	1,089,800	29,288,375
XL Capital Ltd. Class A	222,600	19,449,675
		361,929,848
Savings & Loans - 0.2%
TCF Financial Corp.	232,200	10,347,413
Washington Mutual, Inc.	222,600	11,811,713
		22,159,126
Securities Industry - 1.3%
Brascan Corp. Class A (ltd. vtg.)	2,699,800	39,528,155
Morgan Stanley Dean Witter & Co.	883,700	70,033,225
Nomura Securities Co. Ltd.	1,392,000	25,011,455
		134,572,835
TOTAL FINANCE		2,917,411,139
HEALTH - 8.0%
Drugs & Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	2,674,200	197,723,663
Eli Lilly & Co.	2,053,000	191,057,313
Merck & Co., Inc.	1,595,700	149,397,413
Schering-Plough Corp.	2,129,530	120,850,828
		659,029,217
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	1,312,100	63,554,844
Becton, Dickinson & Co.	680,800	23,572,700
Cardinal Health, Inc.	481,100	47,929,588
		135,057,132
Medical Facilities Management - 0.5%
HCA - The Healthcare Co.	1,261,950	55,538,420
TOTAL HEALTH		849,624,769
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
Electrical Equipment - 2.9%
General Electric Co.	6,411,400	307,346,488
Industrial Machinery & Equipment - 4.0%
Caterpillar, Inc.	1,191,100	56,353,919
CNH Global NV	506,200	4,365,975
Deere & Co.	1,258,250	57,643,578
Illinois Tool Works, Inc.	514,400	30,638,950
Ingersoll-Rand Co.	799,500	33,479,063
Kennametal, Inc.	507,726	14,787,520
Parker-Hannifin Corp.	1,047,700	46,229,763
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - continued
Pentair, Inc.	236,600	$ 5,722,763
Tyco International Ltd.	3,126,846	173,539,953
		422,761,484
Pollution Control - 0.1%
Republic Services, Inc. (a)	665,500	11,438,281
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		741,546,253
MEDIA & LEISURE - 4.1%
Broadcasting - 0.3%
Clear Channel Communications, Inc. (a)	401,600	19,452,500
Time Warner, Inc.	257,854	13,470,293
		32,922,793
Entertainment - 2.4%
Fox Entertainment Group, Inc. Class A (a)	1,227,000	21,932,625
Mandalay Resort Group (a)	793,600	17,409,600
MGM Mirage, Inc.	851,970	24,014,904
Park Place Entertainment Corp. (a)	536,500	6,404,469
Six Flags, Inc. (a)	592,000	10,175,000
Viacom, Inc. Class B (non-vtg.) (a)	3,127,118	146,192,767
Walt Disney Co.	1,064,300	30,798,181
		256,927,546
Lodging & Gaming - 0.5%
Harrah's Entertainment, Inc. (a)	520,200	13,720,275
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	35,862,680
		49,582,955
Publishing - 0.4%
Reader's Digest Association, Inc. Class A (non-vtg.)	953,200	37,293,950
Tribune Co.	109,700	4,634,825
		41,928,775
Restaurants - 0.5%
McDonald's Corp.	1,562,400	53,121,600
TOTAL MEDIA & LEISURE		434,483,669
NONDURABLES - 3.7%
Beverages - 0.0%
Brown-Forman Corp. Class B (non-vtg.)	57,200	3,803,800
Foods - 0.1%
H.J. Heinz Co.	182,800	8,671,575
Household Products - 2.0%
Avon Products, Inc.	915,600	43,834,350
Clorox Co.	515,400	18,296,700
Dial Corp.	712,800	7,840,800
Gillette Co.	1,280,100	46,243,613
Procter & Gamble Co.	796,100	62,444,094
Unilever PLC	4,312,914	37,266,272
		215,925,829

	Shares	Value (Note 1)
Tobacco - 1.6%
Philip Morris Companies, Inc.	3,741,200	$ 164,612,800
TOTAL NONDURABLES		393,014,004
PRECIOUS METALS - 0.0%
Newmont Mining Corp.	175,500	2,994,469
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 1.1%
Charming Shoppes, Inc. (a)	612,800	3,676,800
Gap, Inc.	1,414,800	36,077,400
The Limited, Inc.	2,635,400	44,966,513
TJX Companies, Inc.	1,362,300	37,803,825
		122,524,538
General Merchandise Stores - 1.5%
Consolidated Stores Corp. (a)	2,020,156	21,464,160
Costco Wholesale Corp. (a)	392,490	15,675,069
Federated Department Stores, Inc. (a)	1,102,700	38,594,500
Target Corp.	1,804,300	58,188,675
Wal-Mart Stores, Inc.	503,400	26,743,125
		160,665,529
Retail & Wholesale, Miscellaneous - 0.4%
Staples, Inc. (a)	3,179,262	37,555,032
TOTAL RETAIL & WHOLESALE		320,745,099
SERVICES - 0.8%
Printing - 0.2%
New England Business Service, Inc.	207,200	3,781,400
R.R. Donnelley & Sons Co.	535,300	14,453,100
		18,234,500
Services - 0.6%
H&R Block, Inc.	1,073,800	44,428,475
Per-Se Technologies, Inc. (a)	9,540	33,241
Per-Se Technologies, Inc. warrants 7/8/03 (a)	12,807	0
Viad Corp.	775,800	17,843,400
		62,305,116
TOTAL SERVICES		80,539,616
TECHNOLOGY - 4.4%
Computer Services & Software - 1.7%
Ceridian Corp. (a)	369,700	7,370,894
Computer Associates International, Inc.	610,900	11,912,550
Computer Sciences Corp. (a)	302,000	18,157,750
Electronic Data Systems Corp.	188,700	10,897,425
IMS Health, Inc.	1,368,800	36,957,600
Microsoft Corp. (a)	786,400	34,110,100
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
NCR Corp. (a)	551,100	$ 27,072,788
Unisys Corp. (a)	2,059,717	30,123,361
		176,602,468
Computers & Office Equipment - 1.8%
Compaq Computer Corp.	2,156,200	32,450,810
Hewlett-Packard Co.	1,418,800	44,780,875
International Business Machines Corp.	767,500	65,237,500
Pitney Bowes, Inc.	1,582,000	52,403,750
		194,872,935
Electronic Instruments - 0.4%
Teradyne, Inc. (a)	177,200	6,600,700
Thermo Electron Corp. (a)	1,295,400	38,538,150
		45,138,850
Electronics - 0.5%
Intel Corp.	589,300	17,715,831
Motorola, Inc.	1,748,500	35,407,125
		53,122,956
TOTAL TECHNOLOGY		469,737,209
TRANSPORTATION - 1.2%
Railroads - 1.2%
Burlington Northern Santa Fe Corp.	2,998,700	84,900,694
CSX Corp.	559,200	14,504,250
Norfolk Southern Corp.	312,200	4,156,163
Union Pacific Corp.	528,900	26,841,675
		130,402,782
UTILITIES - 8.8%
Cellular - 0.1%
AT&T Corp. - Wireless Group	511,900	8,862,269
Electric Utility - 2.9%
Allegheny Energy, Inc.	783,300	37,745,269
American Electric Power Co., Inc.	997,100	46,365,150
Cinergy Corp.	415,000	14,576,875
DPL, Inc.	168,354	5,587,248
Entergy Corp.	2,533,600	107,202,950
IPALCO Enterprises, Inc.	444,200	10,744,088
Niagara Mohawk Holdings, Inc. (a)	1,682,100	28,070,044
PG&E Corp.	968,978	19,379,560
SCANA Corp.	271,500	8,026,219
Southern Co.	1,054,600	35,065,450
		312,762,853
Telephone Services - 5.8%
AT&T Corp.	2,712,921	46,967,445
BellSouth Corp.	3,134,999	128,339,022
Qwest Communications International, Inc. (a)	1,029,860	42,224,260
SBC Communications, Inc.	5,353,193	255,614,966

	Shares	Value (Note 1)
Verizon Communications	2,592,502	$ 129,949,163
WorldCom, Inc. (a)	785,416	11,044,905
		614,139,761
TOTAL UTILITIES		935,764,883
TOTAL COMMON STOCKS (Cost $7,357,055,539)		10,132,381,814
Preferred Stocks - 2.4%

Convertible Preferred Stocks - 2.3%
BASIC INDUSTRIES - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	10,993,500
FINANCE - 0.3%
Insurance - 0.3%
ACE Ltd. $4.125 PRIDES	225,800	19,418,800
MetLife, Inc. $4.00	116,400	12,731,250
		32,150,050
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	530,100	10,537,328
MEDIA & LEISURE - 0.8%
Broadcasting - 0.4%
Cox Communications, Inc.:
$2.27 PRIDES	92,800	5,231,600
$6.858 PRIZES	154,200	7,787,100
MediaOne Group, Inc. (Vodafone Group PLC):
$3.04 PIES	317,100	11,415,600
$3.63 PIES	213,500	17,293,500
		41,727,800
Entertainment - 0.3%
Seagram Co. Ltd. $3.76 ACES	401,700	20,863,495
Six Flags, Inc. $4.05 PIES	273,300	9,633,825
		30,497,320
Publishing - 0.1%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	464,700	15,974,063
TOTAL MEDIA & LEISURE		88,199,183
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Continental Airlines Capital Trust $3.00 (d)	111,200	5,754,600
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
TRANSPORTATION - continued
Railroads - 0.3%
Union Pacific Capital Trust:
$3.125	403,200	$ 18,547,200
$3.125 TIDES (d)	384,500	17,687,000
		36,234,200
TOTAL TRANSPORTATION		41,988,800
UTILITIES - 0.6%
Electric Utility - 0.5%
Dominion Resources, Inc. $4.75 PIES	223,200	14,145,300
NiSource, Inc. $3.875 PIES	299,300	16,087,375
TXU Corp. $1.6575	398,400	17,181,000
		47,413,675
Gas - 0.1%
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	297,100	14,242,380
TOTAL UTILITIES		61,656,055
TOTAL CONVERTIBLE PREFERRED STOCKS		245,524,916
Nonconvertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	41,922	4,359,888
Publishing - 0.0%
PRIMEDIA, Inc.:
Series D, $10.00	12,200	1,000,400
Series H, $8.625	8,948	680,048
		1,680,448
TOTAL MEDIA & LEISURE		6,040,336
TOTAL PREFERRED STOCKS (Cost $233,337,186)		251,565,252
Corporate Bonds - 1.4%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.1%
CONSTRUCTION & REAL ESTATE - 0.4%
Real Estate Investment Trusts - 0.4%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 27,685,000	39,537,641

Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
FINANCE - 0.1%
Credit & Other Finance - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (d)	-	$ 3,680,000	$ 3,691,500
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,745,925
TOTAL FINANCE			8,437,425
MEDIA & LEISURE - 0.4%
Broadcasting - 0.1%
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	10,020,220
Publishing - 0.3%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13	Baa3	42,720,000	28,430,587
TOTAL MEDIA & LEISURE			38,450,807
TECHNOLOGY - 0.1%
Computers & Office Equipment - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	5,797,500
Electronics - 0.0%
Vitesse Semiconductor Corp. 4% 3/15/05 (d)	B2	6,720,000	5,342,400
TOTAL TECHNOLOGY			11,139,900
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (d)	B1	13,390,000	9,691,013
5.25% 1/15/10	B1	6,710,000	4,856,363
			14,547,376
TOTAL CONVERTIBLE BONDS			112,113,149
Nonconvertible Bonds - 0.3%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. Series B, 9.875% 5/1/07	Ba3	840,000	810,600
CONSTRUCTION & REAL ESTATE - 0.0%
Building Materials - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	1,005,000	987,413
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	$ 1,520,000	$ 1,755,600
Oil & Gas - 0.0%
Chesapeake Energy Corp. Series B, 9.625% 5/1/05	B2	1,305,000	1,337,625
TOTAL ENERGY			3,093,225
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	2,555,000	2,567,775
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
NTL Communications Corp. 11.5% 10/1/08	B3	3,835,000	3,374,800
Telewest PLC 11% 10/1/07	B1	2,765,000	2,412,463
UIH Australia/Pacific, Inc. Series D, 0% 5/15/06 (c)	B2	1,115,000	747,050
United Pan-Europe Communications NV:
10.875% 11/1/07	B2	2,380,000	1,511,300
10.875% 8/1/09	B2	315,000	201,600
			8,247,213
Entertainment - 0.0%
Mandalay Resort Group 10.25% 8/1/07	Ba3	1,065,000	1,051,688
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	840,000	705,600
TOTAL MEDIA & LEISURE			10,004,501
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
US Air, Inc. 9.625% 2/1/01	B3	1,670,000	1,657,475
UTILITIES - 0.2%
Cellular - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07 (d)	B3	1,245,000	1,226,325
Nextel Communications, Inc. 0% 10/31/07 (c)	B1	3,765,000	2,767,275
Nextel International, Inc. 0% 4/15/08 (c)	Caa1	1,340,000	670,000
Triton PCS, Inc. 0% 5/1/08 (c)	B3	2,955,000	2,334,450
			6,998,050

Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Electric Utility - 0.0%
AES Corp.:
8% 12/31/08	Ba1	$ 1,295,000	$ 1,223,775
9.375% 9/15/10	Ba1	1,430,000	1,462,175
			2,685,950
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	2,055,000	1,962,525
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	1,450,000	1,160,000
WinStar Communications, Inc.:
0% 4/15/10 (c)	B3	1,324,000	397,200
12.75% 4/15/10	B3	2,456,000	1,719,200
			5,238,925
TOTAL UTILITIES			14,922,925
TOTAL NONCONVERTIBLE BONDS			34,043,914
TOTAL CORPORATE BONDS (Cost $144,087,723)			146,157,063
Floating Rate Loans - 0.0%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (e)	Ba3	976,584	927,755
Tranche C term loan 9.6896% 7/21/07 (e)	Ba3	1,171,900	1,113,305
TOTAL FLOATING RATE LOANS (Cost $2,046,831)			2,041,060
Cash Equivalents - 1.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.53% (b)	126,947,992	$ 126,947,992
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	15,346,919	15,346,919
TOTAL CASH EQUIVALENTS (Cost $142,294,911)		142,294,911
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $7,878,822,190)		10,674,440,100
NET OTHER ASSETS - (0.3)%		(30,546,223)
NET ASSETS - 100%		$ 10,643,893,877
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,392,838 or 0.4% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,268,343,961 and $3,641,703,457.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $246,510 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $15,397,569. The fund received cash collateral of $15,346,919 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $19,514,648. The weighted average interest rate was 5.86%. Interest expense includes $171,586 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $14,160,227. The weighted average interest rate was 6.26%. Interest expense includes $54,174 paid under the bank borrowing program.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $7,883,159,048. Net unrealized appreciation aggregated $2,791,281,052, of which $3,380,095,602 related to appreciated investment securities and $588,814,550 related to depreciated investment securities.

The fund hereby designates approximately $633,113,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $7,878,822,190) - See accompanying schedule		$ 10,674,440,100
Receivable for investments sold		9,047,697
Receivable for fund shares sold		3,676,427
Dividends receivable		13,986,589
Interest receivable		3,349,214
Other receivables		570,715
Total assets		10,705,070,742
Liabilities
Payable for investments purchased	$ 17,946,821
Payable for fund shares redeemed	22,958,212
Accrued management fee	4,127,613
Distribution fees payable	58,009
Other payables and accrued expenses	739,291
Collateral on securities loaned, at value	15,346,919
Total liabilities		61,176,865
Net Assets		$ 10,643,893,877
Net Assets consist of:
Paid in capital		$ 7,184,265,512
Undistributed net investment income		170,138,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		493,894,838
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,795,595,321
Net Assets		$ 10,643,893,877
Initial Class: Net Asset Value, offering price and redemption price per share ($9,969,085,690 ÷ 390,569,765 shares)		$25.52
Service Class: Net Asset Value, offering price and redemption price per share ($634,897,281 ÷ 24,945,018 shares)		$25.45
Service Class 2: Net Asset Value, offering price and redemption price per share ($39,910,906 ÷ 1,570,425 shares)		$25.41

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 213,036,339
Interest		15,875,287
Security lending		215,484
Total income		229,127,110
Expenses
Management fee	$ 48,818,761
Transfer agent fees	6,703,076
Distribution fees	533,743
Accounting and security lending fees	885,772
Non-interested trustees' compensation	47,328
Custodian fees and expenses	220,162
Registration fees	1,500
Audit	78,770
Legal	72,909
Interest	225,760
Miscellaneous	353,697
Total expenses before reductions	57,941,478
Expense reductions	(894,058)	57,047,420
Net investment income		172,079,690
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	500,349,106
Foreign currency transactions	(181,069)	500,168,037
Change in net unrealized appreciation (depreciation) on:
Investment securities	94,959,667
Assets and liabilities in foreign currencies	(33,079)	94,926,588
Net gain (loss)		595,094,625
Net increase (decrease) in net assets resulting from operations		$ 767,174,315
Other Information Expense reductions Directed brokerage arrangements		$ 885,385
Custodian credits		8,673
		$ 894,058

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 172,079,690	$ 185,905,580
Net realized gain (loss)	500,168,037	697,598,663
Change in net unrealized appreciation (depreciation)	94,926,588	(178,860,281)
Net increase (decrease) in net assets resulting from operations	767,174,315	704,643,962
Distributions to shareholders From net investment income	(187,986,087)	(170,985,891)
From net realized gain	(694,753,499)	(377,968,784)
Total distributions	(882,739,586)	(548,954,675)
Share transactions - net increase (decrease)	(692,163,922)	(339,122,770)
Total increase (decrease) in net assets	(807,729,193)	(183,433,483)
Net Assets
Beginning of period	11,451,623,070	11,635,056,553
End of period (including undistributed net investment income of $170,138,206 and $185,982,649, respectively)	$ 10,643,893,877	$ 11,451,623,070

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	45,973,673	$ 1,098,402,964	41,506,315	$ 1,076,558,536
Reinvested	38,143,296	847,544,035	22,601,688	537,468,103
Redeemed	(121,903,326)	(2,861,778,639)	(84,630,671)	(2,163,179,248)
Net increase (decrease)	(37,786,357)	$ (915,831,640)	(20,522,668)	$ (549,152,609)
Service Class Sold	9,905,652	$ 235,854,814	8,201,124	$ 211,555,674
Reinvested	1,585,963	35,176,653	483,645	11,486,572
Redeemed	(3,590,373)	(84,741,881)	(507,589)	(13,012,407)
Net increase (decrease)	7,901,242	$ 186,289,586	8,177,180	$ 210,029,839
Service Class 2 A Sold	1,666,464	$ 39,694,526
Reinvested	852	18,898
Redeemed	(96,891)	(2,335,292)
Net increase (decrease)	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 180,623,926		$ 167,408,106
Service Class		7,358,208		3,577,785
Service Class 2 A		3,953		-
Total		$ 187,986,087		$ 170,985,891
From net realized gain Initial Class		$ 666,920,109		$ 370,059,997
Service Class		27,818,445		7,908,787
Service Class 2 A		14,945		-
Total		$ 694,753,499		$ 377,968,784
		$ 882,739,586		$ 548,954,675

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27
Income from Investment Operations
Net investment income	.40 D	.41 D	.38 D	.36 D	.35
Net realized and unrealized gain (loss)	1.46	1.10	2.31	5.06	2.30
Total from investment operations	1.86	1.51	2.69	5.42	2.65
Less Distributions
From net investment income	(.44) G	(.38)	(.34)	(.36)	(.03)
From net realized gain	(1.61) G	(.84)	(1.21)	(1.81)	(.86)
Total distributions	(2.05)	(1.22)	(1.55)	(2.17)	(.89)
Net asset value, end of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Total Return B, C	8.42%	6.33%	11.63%	28.11%	14.28%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742	$ 6,961,090
Ratio of expenses to average net assets	.56%	.57%	.58%	.58%	.58%
Ratio of expenses to average net assets after expense reductions	.55% F	.56% F	.57% F	.57% F	.56% F
Ratio of net investment income to average net assets	1.68%	1.57%	1.58%	1.65%	1.97%
Portfolio turnover rate	22%	27%	28%	44%	186%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income D	.37	.38	.36	.05
Net realized and unrealized gain (loss)	1.46	1.11	2.31	.78
Total from investment operations	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.43) G	(.38)	(.34)	-
From net realized gain	(1.61) G	(.84)	(1.21)	-
Total distributions	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C	8.30%	6.25%	11.54%	3.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Ratio of expenses to average net assets	.66%	.67%	.68%	.68% A
Ratio of expenses to average net assets after expense reductions	.65% F	.66% F	.67% F	.65% A, F
Ratio of net investment income to average net assets	1.58%	1.47%	1.51%	1.63% A
Portfolio turnover rate	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 25.18
Income from Investment Operations
Net investment income D	.32
Net realized and unrealized gain (loss)	1.95
Total from investment operations	2.27
Less Distributions
From net investment income	(.43) G
From net realized gain	(1.61) G
Total distributions	(2.04)
Net asset value, end of period	$ 25.41
Total Return B, C	10.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 39,911
Ratio of expenses to average net assets	.83% A
Ratio of expenses to average net assets after expense reductions	.82% A, F
Ratio of net investment income to average net assets	1.41% A
Portfolio turnover rate	22%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Growth - Service Class 2	-11.21%	19.19%	19.98%
Russell 3000 Growth Index	-22.42%	17.08%	16.85%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2 on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $61,827 - a 518.27% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,452 - a 374.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Pfizer, Inc.	4.9
General Electric Co.	3.4
Cisco Systems, Inc.	3.1
EMC Corp.	2.9
Microsoft Corp.	2.3
16.6
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	29.7
Health	20.2
Finance	9.6
Nondurables	7.9
Energy	6.1
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks 92.9%
Short-Term Investments and Net Other Assets 7.1%

* Foreign investments 7.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Jennifer Uhrig,
Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2000, the fund posted a higher return than that of its Russell 3000 Growth Index benchmark, which returned -22.42%.

Q. What factors helped the fund outperform the index?

A. The fund's underweighting in technology relative to the Russell 3000 index was a positive influence. Technology stocks could seemingly do no wrong throughout 1999, but finally succumbed to a severe pricing correction that began in March and deepened in November. As a result, technology stocks - as measured by the NASDAQ Composite Index - were down almost 40% for the year. Several of the fund's investments in both the health and finance sectors also contributed positively to performance.

Q. What was your strategy within the technology sector?

A. My approach changed a bit as the period evolved, mostly due to deteriorating fundamentals in the new economy sectors - including telecommunications, semiconductors and wireless - as well as weakened demand for personal computers. The fund's stake in leading chipmaker Intel - which is leveraged to both the semiconductor and PC markets - provided a good illustration of how quickly things changed. At the end of June 2000, Intel was the fund's second-best performer. At the close of this period, the stock was the fund's second-worst performer, mostly due to slowing PC demand, which hurt microchip orders. During the second half of the period, I became more selective and focused on companies that I felt would be new economy survivors. This led me to areas such as data storage, Internet software and optical networking companies. While the valuations for many of these stocks were still rich, I felt their long-term growth potential was encouraging.

Q. Health and finance stocks combined to account for just under 30% of the fund's investments at the end of the period. Where did you find opportunities?

A. Within the health sector, I was attracted to pharmaceutical, hospital and biotechnology stocks. The fund's investments in drug stocks such as Eli Lilly and Warner-Lambert - which was taken over by Pfizer - performed well as investors sought refuge from the technology correction. Hospital-related names that performed well included HCA Healthcare, Tenet Healthcare and Health Management Associates. I also ramped up the fund's exposure to biotechnology stocks, particularly those involved in genomics. Biotech stocks that fared well for the fund included Millennium Pharmaceuticals and Genentech. The big winners within the fund's finance portfolio during the period were property and casualty insurance stocks, which benefited from signs of better pricing within their industry. American International Group and XL Capital were among the fund's top-10 performers during the period.

Q. Which stocks proved disappointing during the period?

A. Not surprisingly, the fund's three worst performers were tied to the PC industry. Microsoft, Intel and Dell each suffered as PC demand softened. People seem pretty content with the systems and applications they're currently using and not many are choosing to upgrade. Other poor performers included large retailers Wal-Mart and Home Depot.

Q. What's your outlook?

A. It's pretty clear that the economy is slowing, and that should benefit growth stocks. Growth stocks typically grow faster in a sluggish economy than cyclical stocks. A lot of attention will be paid to Federal Reserve Board policy over the next few months. Rate cuts could expand price-to-earnings ratios for the fastest-growing technology stocks, as well as help the outlook for more economically sensitive companies within the tech sector. I'll also be keeping a close eye on valuations in the technology sector. I'm starting to see some better values, but I'd still like to see stock prices come down a little more before I overweight the technology sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2000, more than
$17.4 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
BFGoodrich Co.	1,542,600	$ 56,112,075
Boeing Co.	1,280,900	84,539,400
Textron, Inc.	154,600	7,188,900
United Technologies Corp.	767,380	60,335,253
TOTAL AEROSPACE & DEFENSE		208,175,628
BASIC INDUSTRIES - 1.7%
Chemicals & Plastics - 0.9%
Cytec Industries, Inc. (a)	273,800	10,934,888
Dow Chemical Co.	805,600	29,505,100
Georgia Gulf Corp.	253,800	4,330,463
Lyondell Chemical Co.	1,323,600	20,267,625
Pharmacia Corp.	1,448,100	88,334,100
		153,372,176
Metals & Mining - 0.1%
CommScope, Inc. (a)	1,266,100	20,969,781
Martin Marietta Materials, Inc.	143,900	6,086,970
		27,056,751
Paper & Forest Products - 0.7%
Kimberly-Clark Corp.	1,625,400	114,899,526
TOTAL BASIC INDUSTRIES		295,328,453
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	350,200	16,765,825
Construction - 0.1%
Massey Energy Corp.	583,770	7,443,068
Engineering - 0.1%
Stolt Offshore SA (a)	1,796,600	19,762,600
Stolt Offshore SA sponsored ADR (a)	206,050	2,215,038
		21,977,638
TOTAL CONSTRUCTION & REAL ESTATE		46,186,531
DURABLES - 1.2%
Autos, Tires, & Accessories - 0.4%
AutoZone, Inc. (a)	1,671,300	47,632,050
O'Reilly Automotive, Inc. (a)	1,209,600	32,356,800
		79,988,850
Consumer Electronics - 0.8%
Gemstar-TV Guide International, Inc. (a)	695,000	32,056,875
General Motors Corp. Class H	1,363,900	31,369,700
Maytag Corp.	817,300	26,409,006
Pioneer Corp.	190,000	5,066,888

	Shares	Value (Note 1)
Sanyo Electric Co. Ltd.	822,000	$ 6,827,840
Sony Corp.	512,300	35,604,852
		137,335,161
TOTAL DURABLES		217,324,011
ENERGY - 6.1%
Energy Services - 3.7%
Baker Hughes, Inc.	2,600,970	108,102,816
BJ Services Co. (a)	1,123,030	77,348,691
Coflexip SA sponsored ADR	928,500	58,379,438
Diamond Offshore Drilling, Inc.	113,800	4,552,000
ENSCO International, Inc.	720,500	24,542,031
Global Industries Ltd. (a)	1,904,900	26,073,319
Global Marine, Inc. (a)	22,900	649,788
R&B Falcon Corp. (a)	1,483,800	34,034,663
Santa Fe International Corp.	805,600	25,829,550
Schlumberger Ltd. (NY Shares)	1,170,400	93,558,850
Smith International, Inc. (a)	868,950	64,791,084
Transocean Sedco Forex, Inc.	921,300	42,379,800
Varco International, Inc. (a)	1,421,000	30,906,750
Weatherford International, Inc.	1,328,840	62,787,690
		653,936,470
Oil & Gas - 2.4%
Burlington Resources, Inc.	702,100	35,456,050
Exxon Mobil Corp.	2,276,900	197,947,994
Grant Prideco, Inc. (a)	1,711,440	37,544,715
National-Oilwell, Inc. (a)	1,691,900	65,455,381
Newfield Exploration Co. (a)	887,600	42,105,525
Noble Affiliates, Inc.	814,900	37,485,400
		415,995,065
TOTAL ENERGY		1,069,931,535
FINANCE - 9.6%
Banks - 1.2%
Bank One Corp.	5,429,990	198,873,384
Sumitomo Trust & Banking Ltd.	2,482,000	16,862,062
		215,735,446
Credit & Other Finance - 0.9%
American Express Co.	763,200	41,928,300
Citigroup, Inc.	2,186,710	111,658,879
		153,587,179
Federal Sponsored Credit - 1.9%
Fannie Mae	2,158,800	187,275,900
Freddie Mac	1,969,500	135,649,313
		322,925,213
Insurance - 3.9%
ACE Ltd.	1,502,900	63,779,319
AFLAC, Inc.	881,600	63,640,500
Allstate Corp.	711,500	30,994,719
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AMBAC Financial Group, Inc.	549,450	$ 32,039,803
American International Group, Inc.	1,551,446	152,914,396
Everest Re Group Ltd.	967,200	69,275,700
Hartford Financial Services Group, Inc.	816,550	57,668,844
The Chubb Corp.	668,000	57,782,000
The St. Paul Companies, Inc.	847,000	46,002,688
XL Capital Ltd. Class A	1,259,010	110,005,999
		684,103,968
Securities Industry - 1.7%
Charles Schwab Corp.	3,193,650	90,619,819
Daiwa Securities Group, Inc.	6,151,000	64,161,435
Nikko Securities Co. Ltd.	9,377,000	72,559,634
Nomura Securities Co. Ltd.	4,259,000	76,525,709
		303,866,597
TOTAL FINANCE		1,680,218,403
HEALTH - 20.2%
Drugs & Pharmaceuticals - 16.4%
Abgenix, Inc. (a)	821,542	48,522,324
Alkermes, Inc. (a)	1,152,700	36,165,963
Allergan, Inc.	842,300	81,545,169
American Home Products Corp.	2,111,700	134,198,535
Andrx Corp. - Andrx Group (a)	93,400	5,405,525
Bristol-Myers Squibb Co.	3,836,000	283,624,250
Cambridge Antibody Technology Group PLC (a)	658,096	37,331,417
Elan Corp. PLC sponsored ADR (a)	1,727,500	80,868,594
Eli Lilly & Co.	3,265,300	303,876,981
Exelixis, Inc.	306,800	4,486,950
Genentech, Inc. (a)	824,000	67,156,000
Geneva Proteomics (a)(c)	826,000	4,543,000
Human Genome Sciences, Inc. (a)	875,000	60,648,438
Medarex, Inc. (a)	978,400	39,869,800
Merck & Co., Inc.	3,938,760	368,766,405
Millennium Pharmaceuticals, Inc. (a)	1,449,480	89,686,575
Pfizer, Inc.	18,602,425	855,711,534
Protein Design Labs, Inc. (a)	463,700	40,283,938
Schering-Plough Corp.	4,817,370	273,385,748
Serono SA sponsored ADR (a)	717,100	17,165,581
Watson Pharmaceuticals, Inc. (a)	356,400	18,243,225
		2,851,485,952
Medical Equipment & Supplies - 2.4%
Cardinal Health, Inc.	1,307,500	130,259,687
Guidant Corp. (a)	898,900	48,484,419
Johnson & Johnson	971,800	102,099,738

	Shares	Value (Note 1)
McKesson HBOC, Inc.	1,581,600	$ 56,763,624
Medtronic, Inc.	1,438,900	86,873,588
		424,481,056
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	1,795,100	79,002,351
Health Management Associates, Inc. Class A (a)	2,865,300	59,454,975
HEALTHSOUTH Corp. (a)	2,273,300	37,083,206
Tenet Healthcare Corp.	1,611,600	71,615,475
		247,156,007
TOTAL HEALTH		3,523,123,015
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
Electrical Equipment - 3.4%
General Electric Co.	12,187,600	584,243,075
MEDIA & LEISURE - 4.5%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	2,907,780	39,436,766
Comcast Corp. Class A (special) (a)	2,405,300	100,421,275
Cox Communications, Inc. Class A (a)	1,266,800	58,985,375
Mediacom Communications Corp. Class A	765,500	13,157,031
NTL, Inc. (a)	647,594	15,501,781
Time Warner, Inc.	1,353,568	70,710,392
United Pan-Europe Communications NV sponsored ADR Class A (a)	1,703,400	17,885,700
UnitedGlobalCom, Inc. Class A (a)	928,200	12,646,725
		328,745,045
Entertainment - 0.8%
Fox Entertainment Group, Inc. Class A (a)	842,300	15,056,113
Viacom, Inc. Class B (non-vtg.) (a)	2,451,025	114,585,419
		129,641,532
Leisure Durables & Toys - 0.0%
Harley-Davidson, Inc.	72,900	2,897,775
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	1,464,600	38,628,825
Restaurants - 1.6%
Brinker International, Inc. (a)	1,844,100	77,913,225
Darden Restaurants, Inc.	2,838,500	64,930,688
McDonald's Corp.	3,098,000	105,332,000
Tricon Global Restaurants, Inc. (a)	999,300	32,976,900
		281,152,813
TOTAL MEDIA & LEISURE		781,065,990
NONDURABLES - 7.9%
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	2,404,400	45,683,600
Pepsi Bottling Group, Inc.	2,176,500	86,923,969
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Beverages - continued
The Coca-Cola Co.	4,773,100	$ 290,860,781
Whitman Corp.	492,600	8,066,325
		431,534,675
Foods - 1.1%
American Italian Pasta Co. Class A (a)	557,000	14,934,563
PepsiCo, Inc.	2,626,900	130,195,731
Quaker Oats Co.	392,600	38,229,425
		183,359,719
Household Products - 2.3%
Avon Products, Inc.	1,202,700	57,579,263
Colgate-Palmolive Co.	1,157,100	74,690,805
Gillette Co.	2,964,600	107,096,175
Procter & Gamble Co.	2,160,460	169,461,081
		408,827,324
Tobacco - 2.0%
Philip Morris Companies, Inc.	7,870,100	346,284,400
TOTAL NONDURABLES		1,370,006,118
RETAIL & WHOLESALE - 3.0%
Drug Stores - 1.1%
CVS Corp.	1,578,700	94,623,331
Walgreen Co.	2,330,660	97,450,721
		192,074,052
General Merchandise Stores - 1.2%
Wal-Mart Stores, Inc.	3,797,600	201,747,500
Retail & Wholesale, Miscellaneous - 0.7%
Home Depot, Inc.	2,861,100	130,716,506
TOTAL RETAIL & WHOLESALE		524,538,058
SERVICES - 0.1%
Fluor Corp. (a)	583,770	19,300,896
Jupiter Media Metrix, Inc. (a)	769,800	7,168,763
TOTAL SERVICES		26,469,659
TECHNOLOGY - 29.7%
Communications Equipment - 5.1%
CIENA Corp. (a)	686,100	55,745,625
Cisco Systems, Inc. (a)	14,011,020	535,921,515
Comverse Technology, Inc. (a)	342,800	37,236,650
Corning, Inc.	1,449,100	76,530,594
Corvis Corp.	733,500	17,466,469
Nokia AB sponsored ADR	1,874,300	81,532,050
Nortel Networks Corp.	2,023,490	64,878,148
Telefonaktiebolaget LM Ericsson sponsored ADR	2,167,400	24,247,788
		893,558,839

	Shares	Value (Note 1)
Computer Services & Software - 9.1%
Adobe Systems, Inc.	1,360,800	$ 79,181,550
Affymetrix, Inc. (a)	159,010	11,836,307
America Online, Inc. (a)	1,912,800	66,565,440
Art Technology Group, Inc. (a)	1,022,700	31,256,269
Automatic Data Processing, Inc.	740,800	46,901,900
BEA Systems, Inc. (a)	1,916,950	129,034,697
Cadence Design Systems, Inc. (a)	1,316,130	36,193,575
Check Point Software Technologies Ltd. (a)	560,700	74,888,494
Critical Path, Inc. (a)	735,200	22,607,400
Exodus Communications, Inc. (a)	535,600	10,712,000
Internap Network Services Corp. (a)	833,440	6,042,440
Intuit, Inc. (a)	432,700	17,064,606
Microsoft Corp. (a)	9,182,323	398,283,260
Openwave Systems, Inc. (a)	1,248,200	59,835,588
Oracle Corp. (a)	10,259,300	298,160,906
PeopleSoft, Inc. (a)	1,784,000	66,342,500
Redback Networks, Inc. (a)	512,700	21,020,700
Synopsys, Inc. (a)	1,356,580	64,352,764
Travelocity.com, Inc. (a)	466,200	5,652,675
VeriSign, Inc. (a)	511,007	37,910,332
VERITAS Software Corp. (a)	1,072,575	93,850,313
		1,577,693,716
Computers & Office Equipment - 8.4%
CDW Computer Centers, Inc. (a)	795,980	22,187,943
Dell Computer Corp. (a)	6,242,500	108,853,594
EMC Corp. (a)	7,744,140	514,985,310
Hewlett-Packard Co.	2,201,000	69,469,063
International Business Machines Corp.	1,904,300	161,865,500
Juniper Networks, Inc. (a)	422,000	53,198,375
Lexmark International, Inc. Class A (a)	2,199,100	97,447,619
Quantum Corp. - Hard Disk Drive Group (a)	1,526,400	12,211,200
SCI Systems, Inc. (a)	3,078,300	81,190,163
Sun Microsystems, Inc. (a)	12,425,200	346,352,450
Western Digital Corp. (a)	1,424,200	3,471,488
		1,471,232,705
Electronic Instruments - 1.0%
Agilent Technologies, Inc. (a)	1,287,060	70,466,535
KLA-Tencor Corp. (a)	952,000	32,070,500
LAM Research Corp. (a)	1,503,100	21,794,950
Teradyne, Inc. (a)	784,900	29,237,525
Varian, Inc. (a)	347,700	11,778,338
		165,347,848
Electronics - 6.1%
Broadcom Corp. Class A (a)	248,800	20,899,200
Celestica, Inc. (sub. vtg.) (a)	766,700	41,423,893
Intel Corp.	12,464,400	374,711,025
Intersil Holding Corp. Class A	54,100	1,240,919
JDS Uniphase Corp. (a)	758,800	31,632,475
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
LSI Logic Corp. (a)	356,600	$ 6,094,294
Mitsubishi Electric Corp.	9,393,000	57,736,113
PMC-Sierra, Inc. (a)	192,100	15,103,863
Sanmina Corp. (a)	1,219,900	93,474,838
Solectron Corp. (a)	1,647,800	55,860,420
Texas Instruments, Inc.	6,946,100	329,071,488
Xilinx, Inc. (a)	824,900	38,048,513
		1,065,297,041
TOTAL TECHNOLOGY		5,173,130,149
TRANSPORTATION - 0.9%
Air Transportation - 0.1%
Southwest Airlines Co.	459,900	15,420,447
Railroads - 0.8%
Burlington Northern Santa Fe Corp.	1,315,700	37,250,756
Canadian National Railway Co.	1,148,780	33,983,720
Union Pacific Corp.	1,227,250	62,282,938
		133,517,414
TOTAL TRANSPORTATION		148,937,861
UTILITIES - 3.1%
Cellular - 2.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,115,000	57,369,375
China Unicom Ltd. sponsored ADR (a)	3,031,700	44,717,575
Nextel Communications, Inc. Class A (a)	2,679,270	66,311,933
QUALCOMM, Inc. (a)	730,400	60,029,750
Sprint Corp. - PCS Group Series 1 (a)	2,956,580	60,425,104
Vodafone Group PLC	14,481,911	51,863,446
		340,717,183
Electric Utility - 0.3%
AES Corp. (a)	940,600	52,085,725
Telephone Services - 0.8%
McLeodUSA, Inc. Class A (a)	3,188,400	45,036,150
Metromedia Fiber Network, Inc. Class A (a)	3,723,600	37,701,450
Sprint Corp. - FON Group	336,600	6,837,188
TeraBeam Networks (c)	60,800	228,000
Time Warner Telecom, Inc. Class A (a)	582,100	36,926,969
WorldCom, Inc. (a)	1,092,500	15,363,281
		142,093,038
TOTAL UTILITIES		534,895,946
TOTAL COMMON STOCKS (Cost $13,365,952,961)		16,183,574,432
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	$ 1,528,257
Cash Equivalents - 7.1%

Fidelity Cash Central Fund, 6.53% (b)	1,179,797,478	1,179,797,478
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	49,343,025	49,343,025
TOTAL CASH EQUIVALENTS (Cost $1,229,140,503)		1,229,140,503
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $14,596,621,721)		17,414,243,192
NET OTHER ASSETS - 0.0%		7,172,807
NET ASSETS - 100%		$ 17,421,415,999
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneva Proteomics	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $19,867,696,644 and $19,293,131,390, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,006,920 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $6,299,257 or 0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $47,139,842. The fund received cash collateral of $49,343,025 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,215,000. The weighted average interest rate was 5.92%.

Transactions during the period with companies which were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Coflexip SA sponsored ADR	$ -	$ -	$ -	$ -
Digex, Inc. Class A	313,744	1,258,366	-	-
TOTALS	$ 313,744	$ 1,258,366	$ -	$ -
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $14,732,855,235. Net unrealized appreciation aggregated $2,681,387,957, of which $4,315,716,538 related to appreciated investment securities and $1,634,328,581 related to depreciated investment securities.

The fund hereby designates approximately $1,064,142,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $14,596,621,721) - See accompanying schedule		$ 17,414,243,192
Cash		579,981
Receivable for investments sold		60,781,190
Receivable for fund shares sold		16,059,818
Dividends receivable		13,065,643
Interest receivable		6,205,603
Other receivables		1,789,537
Total assets		17,512,724,964
Liabilities
Payable for investments purchased	$ 7,202,495
Payable for fund shares redeemed	25,366,360
Accrued management fee	8,491,870
Distribution fees payable	163,936
Other payables and accrued expenses	741,279
Collateral on securities loaned, at value	49,343,025
Total liabilities		91,308,965
Net Assets		$ 17,421,415,999
Net Assets consist of:
Paid in capital		$ 13,632,569,041
Undistributed net investment income		10,649,233
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		960,548,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,817,648,795
Net Assets		$ 17,421,415,999
Initial Class: Net Asset Value, offering price and redemption price per share ($15,517,270,951 ÷ 355,435,316 shares)		$43.66
Service Class: Net Asset Value, offering price and redemption price per share ($1,847,050,533 ÷ 42,452,436 shares)		$43.51
Service Class 2: Net Asset Value, offering price and redemption price per share ($57,094,515 ÷ 1,314,551 shares)		$43.43

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 111,252,420
Interest		23,424,624
Security lending		1,785,263
Total income		136,462,307
Expenses
Management fee	$ 111,035,651
Transfer agent fees	12,601,523
Distribution fees	1,621,018
Accounting and security lending fees	1,291,020
Non-interested trustees' compensation	95,118
Custodian fees and expenses	634,529
Registration fees	89,572
Audit	86,356
Legal	121,669
Interest	6,948
Miscellaneous	610,902
Total expenses before reductions	128,194,306
Expense reductions	(2,877,933)	125,316,373
Net investment income		11,145,934
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $353,579 on sales of investments in affiliated issuers)	1,012,363,081
Foreign currency transactions	235,229	1,012,598,310
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,219,397,720)
Assets and liabilities in foreign currencies	7,627	(3,219,390,093)
Net gain (loss)		(2,206,791,783)
Net increase (decrease) in net assets resulting from operations		$ (2,195,645,849)
Other Information Expense reductions Directed brokerage arrangements		$ 2,866,891
Custodian credits		11,042
		$ 2,877,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 11,145,934	$ 19,639,750
Net realized gain (loss)	1,012,598,310	2,028,922,212
Change in net unrealized appreciation (depreciation)	(3,219,390,093)	2,640,487,583
Net increase (decrease) in net assets resulting from operations	(2,195,645,849)	4,689,049,545
Distributions to shareholders From net investment income	(20,008,543)	(20,716,861)
From net realized gain	(2,010,393,014)	(1,302,572,634)
Total distributions	(2,030,401,557)	(1,323,289,495)
Share transactions - net increase (decrease)	3,588,722,111	3,313,015,561
Total increase (decrease) in net assets	(637,325,295)	6,678,775,611
Net Assets
Beginning of period	18,058,741,294	11,379,965,683
End of period (including undistributed net investment income of $10,649,233 and $18,773,383, respectively)	$ 17,421,415,999	$ 18,058,741,294

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	60,790,422	$ 3,083,045,212	82,051,942	$ 3,738,420,624
Reinvested	38,128,847	1,912,161,690	31,299,165	1,303,923,236
Redeemed	(55,558,216)	(2,766,549,803)	(51,848,071)	(2,361,030,389)
Net increase (decrease)	43,361,053	$ 2,228,657,099	61,503,036	$ 2,681,313,471
Service Class Sold	25,312,442	$ 1,274,031,890	14,009,513	$ 648,480,975
Reinvested	2,363,626	118,228,594	465,535	19,366,259
Redeemed	(1,943,579)	(95,706,253)	(792,556)	(36,145,144)
Net increase (decrease)	25,732,489	$ 1,296,554,231	13,682,492	$ 631,702,090
Service Class 2 A Sold	1,360,003	$ 65,671,999
Reinvested	225	11,273
Redeemed	(45,677)	(2,172,491)
Net increase (decrease)	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 19,026,484		$ 20,413,671
Service Class		981,965		303,190
Service Class 2 A		94		-
Total		$ 20,008,543		$ 20,716,861
From net realized gain Initial Class		$ 1,893,135,205		$ 1,283,509,565
Service Class		117,246,629		19,063,069
Service Class 2 A		11,180		-
Total		$ 2,010,393,014		$ 1,302,572,634
		$ 2,030,401,557		$ 1,323,289,495

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20
Income from Investment Operations
Net investment income	.03 E	.07 E	.08 E	.20 E	.22
Net realized and unrealized gain (loss)	(5.27)	15.10	12.85	6.91	3.82
Total from investment operations	(5.24)	15.17	12.93	7.11	4.04
Less Distributions
From net investment income	(.06)	(.08)	(.19)	(.21)	(.08)
From net realized gain	(5.97)	(5.03)	(4.97)	(.94)	(2.02)
Total distributions	(6.03)	(5.11)	(5.16)	(1.15)	(2.10)
Net asset value, end of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Total Return B, C	(10.96)%	37.44%	39.49%	23.48%	14.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132	$ 6,086,424
Ratio of expenses to average net assets	.65%	.66%	.68%	.69%	.69%
Ratio of expenses to average net assets after expense reductions	.64% F	.65% F	.66% F	.67% F	.67% F
Ratio of net investment income to average net assets	.07%	.14%	.21%	.58%	.81%
Portfolio turnover rate	103%	84%	123%	113%	81%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 D
Selected Per-Share Data
Net asset value, beginning of period	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(5.25)	15.07	12.83	.14
Total from investment operations	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	(.05)	(.08)	(.19)	-
From net realized gain	(5.97)	(5.03)	(4.97)	-
Total distributions	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C	(11.05)%	37.29%	39.38%	.46%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Ratio of expenses to average net assets	.76%	.77%	.80%	.79% A
Ratio of expenses to average net assets after expense reductions	.74% F	.75% F	.75% F	.77% A, F
Ratio of net investment income (loss) to average net assets	(.04)%	.04%	.15%	.70% A
Portfolio turnover rate	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	(3.86)
Total from investment operations	(3.95)
Less Distributions
From net investment income	(.05)
From net realized gain	(5.97)
Total distributions	(6.02)
Net asset value, end of period	$ 43.43
Total Return B, C	(8.88)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 57,095
Ratio of expenses to average net assets	.91% A
Ratio of expenses to average net assets after expense reductions	.90% A, F
Ratio of net investment income (loss) to average net assets	(.19)% A
Portfolio turnover rate	103%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class 2	-3.81%	14.94%
S&P 500	-9.10%	16.66%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $17,466 - a 74.66% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,539 - an 85.39% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Fannie Mae	6.7
Freddie Mac	5.9
Exxon Mobil Corp.	4.8
General Electric Co.	3.7
Philip Morris Companies, Inc.	3.5
24.6
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	19.0
Technology	11.4
Health	9.1
Utilities	7.8
Media & Leisure	7.3
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures 90.0%
Short-Term Investments and Net Other Assets 10.0%

* Foreign investments 2.6%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy, Portfolio
Manager of Growth
& Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months that ended December 31, 2000, the fund had a negative return but finished well ahead of the Standard & Poor's 500 Index, which returned -9.10%.

Q. Why did the fund beat the index?

A. Two factors were instrumental in enabling the fund to outperform the index. A sizable overweighting in the finance sector - primarily consisting of two positions that I'll mention shortly - contributed substantially to relative performance. The finance sector was a good place to be, as investors fled growth stocks and looked for shares offering more reliable earnings growth in a slowing economy. Another positive influence on the fund was a substantial underweighting in the technology sector, which plummeted during the final four months of the period due to sharply lower earnings forecasts. The fund had been underweighted in technology as the period began, but when the economy looked like it was about to fall off a cliff in the late summer, I aggressively reduced the allocation even further.

Q. Where did you invest the money you withdrew from the technology sector?

A. Some of it went into new positions in newspaper stocks. I used the rest to beef up a variety of existing positions.

Q. What stocks did well for the fund?

A. Government-sponsored mortgage companies Fannie Mae and Freddie Mac were two of the fund's best performers. Finance stocks typically do well when interest rates are stable or gently falling - the kind of environment that was widely anticipated since the Federal Reserve Board's last interest-rate hike in May. In addition, investors became more enthusiastic about Fannie and Freddie when Congress lost interest in an initiative that would have stripped the companies of the competitive advantages resulting from their status as government-sponsored enterprises. Cigarette maker Philip Morris also made the list of best-performing stocks. Although its stock had been depressed by smoking-related litigation, the company continued to hit its earnings estimates, and investors apparently decided that the remaining lawsuits would not cause significant damage. Another positive influence was the election of George W. Bush, which prompted speculation that the federal government might drop its lawsuit against the tobacco industry. In addition, investors had a positive reaction to Philip Morris' plans to spin off its food businesses. The reasoning was that such a move would make the value of the remaining business lines more apparent.

Q. What stocks failed to meet your expectations?

A. Microsoft was by far the biggest detractor from performance, even though I underweighted it throughout the period. The government's antitrust lawsuit took its toll on the stock during the first half of the period. In the second half, flagging demand for personal computers undermined sales of the company's Windows 2000 and Windows ME operating systems. I reduced the position but still owned Microsoft at the end of the period. Another lackluster performer was Cisco Systems, which remained one of the fund's 10 largest holdings throughout the period because of the favorable long-term growth prospects for the company's Internet infrastructure business. Consumer products giant Procter & Gamble also made the list of worst detractors, largely because of a plunging stock price in March, when the company lowered its earnings forecast amid a comprehensive restructuring effort.

Q. What's your outlook, Louis?

A. In the short term, I believe that the market will be subject to two conflicting influences. On the one hand, the Federal Reserve Board's return to a bias toward lowering interest rates, announced on December 19, sets the stage for the Fed to do what is necessary to keep the economy from going into a freefall. On the other hand, recent evidence indicates that the economy and corporate earnings are slowing much more rapidly than most investors anticipated several months ago. Now that it's in motion, that trend will not be easy to reverse. Therefore, my near-term outlook is cautious.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Boeing Co.	96,000	$ 6,336,000
Honeywell International, Inc.	65,900	3,117,894
United Technologies Corp.	44,400	3,490,950
TOTAL AEROSPACE & DEFENSE		12,944,844
BASIC INDUSTRIES - 2.0%
Chemicals & Plastics - 1.1%
Avery Dennison Corp.	127,500	6,996,563
E.I. du Pont de Nemours and Co.	131,900	6,372,419
		13,368,982
Packaging & Containers - 0.0%
Ball Corp.	771	35,514
Paper & Forest Products - 0.9%
Kimberly-Clark Corp.	88,500	6,256,065
Mead Corp.	177,900	5,581,613
		11,837,678
TOTAL BASIC INDUSTRIES		25,242,174
CONSTRUCTION & REAL ESTATE - 1.5%
Real Estate Investment Trusts - 1.5%
Equity Office Properties Trust	274,500	8,955,563
Equity Residential Properties Trust (SBI)	165,500	9,154,219
		18,109,782
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.7%
Eaton Corp.	66,000	4,962,375
Ford Motor Co.	131,800	3,089,063
		8,051,438
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	62,000	7,471,000
Consumer Electronics - 1.2%
Gemstar-TV Guide International, Inc. (a)	111,600	5,147,550
General Motors Corp. Class H	436,700	10,044,100
		15,191,650
TOTAL DURABLES		30,714,088
ENERGY - 6.2%
Oil & Gas - 6.2%
BP Amoco PLC sponsored ADR	106,962	5,120,806
Burlington Resources, Inc.	88,900	4,489,450
Chevron Corp.	88,000	7,430,500
Exxon Mobil Corp.	688,728	59,876,291
		76,917,047

	Shares	Value (Note 1)
FINANCE - 19.0%
Banks - 1.8%
Bank of New York Co., Inc.	192,000	$ 10,596,000
Mellon Financial Corp.	241,400	11,873,863
		22,469,863
Credit & Other Finance - 0.9%
American Express Co.	204,600	11,240,213
Federal Sponsored Credit - 12.6%
Fannie Mae	955,900	82,924,317
Freddie Mac	1,063,032	73,216,329
		156,140,646
Insurance - 2.0%
American International Group, Inc.	253,306	24,966,423
Securities Industry - 1.7%
Charles Schwab Corp.	203,150	5,764,381
Merrill Lynch & Co., Inc.	97,600	6,655,100
Morgan Stanley Dean Witter & Co.	105,200	8,337,100
		20,756,581
TOTAL FINANCE		235,573,726
HEALTH - 9.1%
Drugs & Pharmaceuticals - 8.1%
Allergan, Inc.	94,400	9,139,100
American Home Products Corp.	44,400	2,821,620
Bristol-Myers Squibb Co.	549,300	40,613,869
Eli Lilly & Co.	197,800	18,407,763
Immunex Corp. (a)	88,500	3,595,313
Merck & Co., Inc.	161,600	15,129,800
Pfizer, Inc.	178,600	8,215,600
Schering-Plough Corp.	43,900	2,491,325
		100,414,390
Medical Equipment & Supplies - 1.0%
Abbott Laboratories	253,400	12,274,063
TOTAL HEALTH		112,688,453
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
Electrical Equipment - 3.7%
General Electric Co.	954,500	45,756,343
Industrial Machinery & Equipment - 0.6%
Caterpillar, Inc.	150,700	7,129,994
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		52,886,337
MEDIA & LEISURE - 7.3%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	127,900	5,339,825
EchoStar Communications Corp. Class A (a)	725,600	16,507,400
Infinity Broadcasting Corp. Class A (a)	208,625	5,828,461
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Pegasus Communications Corp. (a)	617,800	$ 15,908,350
Univision Communications, Inc. Class A (a)	133,000	5,444,688
		49,028,724
Entertainment - 0.2%
Walt Disney Co.	91,400	2,644,888
Publishing - 2.8%
Gannett Co., Inc.	129,100	8,141,369
Knight-Ridder, Inc.	133,000	7,564,375
McGraw-Hill Companies, Inc.	198,200	11,619,475
The New York Times Co. Class A	177,700	7,119,106
		34,444,325
Restaurants - 0.3%
McDonald's Corp.	111,200	3,780,800
TOTAL MEDIA & LEISURE		89,898,737
NONDURABLES - 6.5%
Beverages - 0.7%
The Coca-Cola Co.	137,000	8,348,438
Foods - 0.1%
PepsiCo, Inc.	31,100	1,541,394
Household Products - 2.2%
Colgate-Palmolive Co.	181,600	11,722,280
Gillette Co.	133,400	4,819,075
Procter & Gamble Co.	42,000	3,294,375
Unilever NV (NY Shares)	109,900	6,916,831
		26,752,561
Tobacco - 3.5%
Philip Morris Companies, Inc.	980,360	43,135,840
TOTAL NONDURABLES		79,778,233
RETAIL & WHOLESALE - 4.3%
Drug Stores - 1.1%
Walgreen Co.	335,800	14,040,638
General Merchandise Stores - 2.3%
Wal-Mart Stores, Inc.	524,800	27,880,000
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	256,700	11,727,981
TOTAL RETAIL & WHOLESALE		53,648,619
SERVICES - 1.4%
Advertising - 1.4%
Omnicom Group, Inc.	206,200	17,088,825

	Shares	Value (Note 1)
TECHNOLOGY - 11.4%
Communications Equipment - 3.1%
CIENA Corp. (a)	16,600	$ 1,348,750
Cisco Systems, Inc. (a)	980,400	37,500,300
		38,849,050
Computer Services & Software - 4.7%
Adobe Systems, Inc.	111,400	6,482,088
IMS Health, Inc.	619,300	16,721,100
Microsoft Corp. (a)	545,100	23,643,713
Oracle Corp. (a)	134,800	3,917,625
VeriSign, Inc. (a)	52,900	3,924,519
VERITAS Software Corp. (a)	40,200	3,517,500
		58,206,545
Computers & Office Equipment - 3.2%
Dell Computer Corp. (a)	409,200	7,135,425
EMC Corp. (a)	99,100	6,590,150
Network Appliance, Inc. (a)	26,400	1,694,550
Pitney Bowes, Inc.	242,200	8,022,875
Sun Microsystems, Inc. (a)	572,000	15,944,500
		39,387,500
Electronics - 0.4%
LSI Logic Corp. (a)	94,400	1,613,296
Texas Instruments, Inc.	71,400	3,382,575
		4,995,871
TOTAL TECHNOLOGY		141,438,966
TRANSPORTATION - 0.7%
Railroads - 0.7%
Burlington Northern Santa Fe Corp.	290,500	8,224,781
UTILITIES - 7.8%
Cellular - 2.7%
Nextel Communications, Inc. Class A (a)	549,900	13,610,025
Vodafone Group PLC sponsored ADR	546,400	19,567,950
		33,177,975
Electric Utility - 1.1%
IPALCO Enterprises, Inc.	309,100	7,476,356
Southern Energy, Inc.	228,400	6,466,575
		13,942,931
Telephone Services - 4.0%
BellSouth Corp.	170,800	6,992,125
Qwest Communications International, Inc. (a)	263,300	10,795,300
SBC Communications, Inc.	536,630	25,624,083
Sprint Corp. - FON Group	88,900	1,805,781
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
WorldCom, Inc. (a)	1	$ 7
XO Communications, Inc. Class A (a)	212,100	3,778,031
		48,995,327
TOTAL UTILITIES		96,116,233
TOTAL COMMON STOCKS (Cost $968,425,385)		1,051,270,845
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 6.07% to 6.2% 1/11/01 (c) (Cost $3,693,113)	-	$ 3,700,000	3,695,086
Cash Equivalents - 15.1%
	Shares
Fidelity Cash Central Fund, 6.53% (b) (Cost $187,497,116)	187,497,116	187,497,116
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,159,615,614)		1,242,463,047
NET OTHER ASSETS - (0.4)%		(5,051,226)
NET ASSETS - 100%		$ 1,237,411,821
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
185 S&P 500 Stock Index Contracts	March 2001	$ 61,745,750	$ (2,215,280)
The face value of futures purchased as a percentage of net assets - 5.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,695,086.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $796,822,805 and $934,046,412, respectively.
The market value of futures contracts opened and closed during the period amounted to $242,231,205 and $173,998,108, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $67,137 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,161,757,962. Net unrealized appreciation aggregated $80,705,085, of which $183,571,497 related to appreciated investment securities and $102,866,412 related to depreciated investment securities.

The fund hereby designates approximately $60,889,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $1,159,615,614) - See accompanying schedule		$ 1,242,463,047
Receivable for fund shares sold		1,085,909
Dividends receivable		978,567
Interest receivable		1,115,238
Other receivables		11,911
Total assets		1,245,654,672
Liabilities
Payable for investments purchased	6,638,578
Payable for fund shares redeemed	153,336
Accrued management fee	490,258
Payable for daily variation on futures contracts	841,750
Other payables and accrued expenses	118,929
Total liabilities		8,242,851
Net Assets		$ 1,237,411,821
Net Assets consist of:
Paid in capital		$ 1,091,392,712
Undistributed net investment income		15,511,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,875,651
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,632,231
Net Assets		$ 1,237,411,821
Initial Class: Net Asset Value, offering price and redemption price per share ($1,011,393,038 ÷ 66,260,589 shares)		$15.26
Service Class: Net Asset Value, offering price and redemption price per share ($212,994,017 ÷ 14,023,621 shares)		$15.19
Service Class 2: Net Asset Value, offering price and redemption price per share ($13,024,766 ÷ 858,782 shares)		$15.17

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 13,124,204
Interest		9,449,455
Security lending		88,053
Total income		22,661,712
Expenses
Management fee	$ 5,872,064
Transfer agent fees	806,310
Distribution fees	170,767
Accounting and security lending fees	299,770
Non-interested trustees' compensation	4,187
Custodian fees and expenses	22,326
Registration fees	10,070
Audit	27,471
Legal	16,193
Reports to shareholders	161,290
Miscellaneous	3,291
Total expenses before reductions	7,393,739
Expense reductions	(145,015)	7,248,724
Net investment income		15,412,988
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,785,089
Foreign currency transactions	9,035
Futures contracts	(4,272,067)	51,522,057
Change in net unrealized appreciation (depreciation) on:
Investment securities	(115,377,277)
Assets and liabilities in foreign currencies	78
Futures contracts	(2,215,280)	(117,592,479)
Net gain (loss)		(66,070,422)
Net increase (decrease) in net assets resulting from operations		$ (50,657,434)
Other Information Expense reductions Directed brokerage arrangements		$ 144,800
Custodian credits		215
		$ 145,015

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 15,412,988	$ 14,349,137
Net realized gain (loss)	51,522,057	94,527,839
Change in net unrealized appreciation (depreciation)	(117,592,479)	5,576,047
Net increase (decrease) in net assets resulting from operations	(50,657,434)	114,453,023
Distributions to shareholders From net investment income	(14,244,192)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,299)	(22,391,118)
Share transactions - net increase (decrease)	40,278,821	102,753,346
Total increase (decrease) in net assets	(117,584,912)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $15,511,227 and $14,353,340, respectively)	$ 1,237,411,821	$ 1,354,996,733

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,109,723	$ 126,150,301	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(20,994,145)	(328,655,829)	(15,445,916)	(257,900,936)
Net increase (decrease)	(6,535,871)	$ (104,547,382)	2,104,330	$ 29,664,983
Service Class Sold	8,415,703	$ 130,655,851	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(538,927)	(8,390,790)	(55,277)	(910,981)
Net increase (decrease)	8,477,928	$ 131,504,774	4,405,208	$ 73,088,363
Service Class 2 A Sold	904,808	$ 14,041,948
Reinvested	550	8,442
Redeemed	(46,576)	(728,961)
Net increase (decrease)	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 13,015,416		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,192		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,299		$ 22,391,118

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.20 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.81)	1.27	3.54	2.84	(.10)
Total from investment operations	(.61)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(3.62)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.58%	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.57% G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.26%	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover rate	72%	58%	66%	81%	0% A

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(.80)	1.27	3.50	.49
Total from investment operations	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(3.69)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 212,994	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.69%	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.68% G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	1.16%	.98%	1.05%	1.24% A
Portfolio turnover rate	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.15
Net realized and unrealized gain (loss)	(.49)
Total from investment operations	(.34)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.17
Total Return B, C	(2.11)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,025
Ratio of expenses to average net assets	.85% A
Ratio of expenses to average net assets after expense reductions	.84% A, E
Ratio of net investment income to average net assets	1.00% A
Portfolio turnover rate	72%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sales of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class 2	-17.27%	10.52%	13.93%
S&P 500	-9.10%	18.33%	21.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $21,856 - a 118.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,921 - a 219.21% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	5.5
Fannie Mae	4.7
Freddie Mac	3.8
Bristol-Myers Squibb Co.	3.0
Schering-Plough Corp.	2.8
19.8
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Technology	19.3
Finance	18.7
Health	15.1
Industrial Machinery & Equipment	7.0
Energy	6.4
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks and Equity Futures	93.4%
Short-Term Investments and Net Other Assets	6.6%

* Foreign investments	4.4%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform during the past 12 months, Bettina?

A. During the 12-month period ending December 31, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -9.10% during that time frame.

Q. It was a difficult year for growth funds in general, and for this fund in particular. What was the primary reason for the fund's underperformance?

A. The fund's technology positioning had the most influence on both absolute and relative performance. Early in the period, before my tenure began, the fund's tech weighting was only half as large as the benchmark's. Given that technology stocks were driving the market to record highs, underweighting the sector was especially damaging to performance. After taking over the fund in February, I overweighted the portfolio's technology exposure to be more in line with the peer group. Unfortunately, just weeks after this repositioning, the tech sector began a severe correction that has since seen the NASDAQ Composite Index fall more than 50% from its high in March.

Q. What sparked the sell-off in the technology sector?

A. The Federal Reserve Board's interest-rate increases slowed the economy, reduced capital availability and caused a reduction in earnings growth - all especially negative for tech stocks, which were pricing in continued prosperity. Additionally, the severity and speed of the economic slowdown created excess inventory problems across many industries, including the semiconductor and optical equipment industries where the fund had heavy exposure.

Q. As the downturn in technology took hold, how did you attempt to limit the fund's losses?

A. Increasing the fund's holdings in non-technology industries - health care and nondurables, for instance - offered some diversification, and within technology I focused on companies with relatively good fundamentals and/or valuations. Business software maker Siebel Systems and optical networking equipment maker Ciena Corp. are two names that come to mind. Overweighting both positions relative to the index helped performance. Additionally, underweighting some of the larger-cap tech names that significantly underperformed, including Lucent, Yahoo! and Microsoft, was somewhat helpful on a relative basis, although these stocks hurt the fund's absolute returns. I sold the fund's position in Lucent by the end of the period.

Q. What strategies did you undertake in sectors outside of technology?

A. Typical of prior economic slowdowns, the relatively predictable growth rates of the health care and nondurables sectors provided a safe haven for investors. Therefore, I raised the fund's stake in the health sector from around 10% a year ago to more than 15% at the end of the period, which proved beneficial. Of sectors representing more than 2% of the fund, health care was the best contributor to performance, while Eli Lilly, Schering-Plough and Bristol-Myers Squibb were notable contributors on a stock selection basis. In addition, I moved some assets into the nondurables sector, increasing the fund's holdings in Coca-Cola, Gillette and Procter & Gamble. These moves generally helped performance.

Q. What stocks were particularly hurt by the poor market environment of the past year?

A. Given the horrendous performance of tech stocks, it's not surprising that several of the fund's worst absolute performers were from that sector, namely Microsoft, Cisco, Dell Computer, Texas Instruments and Intel. Retail stalwarts Wal-Mart and Home Depot also were detractors. While I think both are great companies, the implications of an economic slowdown were very damaging to their stocks.

Q. What's your outlook for the next few months, Bettina?

A. The market is in a difficult place right now, caught between the push/pull of expectations for lower interest rates going forward, versus the grim reality that earnings estimates may generally still need to come down for 2001. I think that's going to make for a very tough medium-term period. However, I do believe that the fund is well-positioned for this eventuality. If you look at my industry weightings exiting the period versus what they were for the year, I'm currently much more diversified and much more in line with the S&P. This less-aggressive posture should serve to limit relative underperformance if the negative momentum continues. In the meantime, I'll look to become more aggressive opportunistically through individual stock selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of December 31, 2000, more than $1.3 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
Boeing Co.	135,300	$ 8,929,800
Rockwell International Corp.	38,000	1,809,750
Textron, Inc.	112,700	5,240,550
TOTAL AEROSPACE & DEFENSE		15,980,100
BASIC INDUSTRIES - 2.6%
Chemicals & Plastics - 1.8%
Avery Dennison Corp.	14,600	801,175
Dow Chemical Co.	185,000	6,775,625
E.I. du Pont de Nemours and Co.	36,000	1,739,250
Pharmacia Corp.	58,200	3,550,200
Praxair, Inc.	187,300	8,311,438
Rohm & Haas Co.	74,120	2,691,483
		23,869,171
Metals & Mining - 0.2%
Alcoa, Inc.	47,100	1,577,850
Phelps Dodge Corp.	18,200	1,015,788
		2,593,638
Paper & Forest Products - 0.6%
Georgia-Pacific Group	18,200	566,475
International Paper Co.	40,200	1,640,663
Kimberly-Clark Corp.	36,400	2,573,116
Mead Corp.	14,400	451,800
Weyerhaeuser Co.	54,800	2,781,100
		8,013,154
TOTAL BASIC INDUSTRIES		34,475,963
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	117,700	3,023,419
DURABLES - 0.6%
Consumer Electronics - 0.2%
Black & Decker Corp.	62,800	2,464,900
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	104,700	5,843,569
TOTAL DURABLES		8,308,469
ENERGY - 6.4%
Energy Services - 1.4%
Baker Hughes, Inc.	36,700	1,525,344
Halliburton Co.	264,800	9,599,000
Schlumberger Ltd. (NY Shares)	90,500	7,234,344
		18,358,688
Oil & Gas - 5.0%
BP Amoco PLC sponsored ADR	210,490	10,077,209
Burlington Resources, Inc.	78,700	3,974,350
Conoco, Inc. Class B	58,300	1,687,056

	Shares	Value (Note 1)
Cooper Cameron Corp. (a)	64,500	$ 4,261,031
Exxon Mobil Corp.	359,500	31,254,031
Royal Dutch Petroleum Co. (NY Shares)	121,900	7,382,569
TotalFinaElf SA:
Class B	6,153	894,492
sponsored ADR	94,405	6,862,063
		66,392,801
TOTAL ENERGY		84,751,489
FINANCE - 18.7%
Banks - 2.7%
Bank of America Corp.	169,300	7,766,638
Bank One Corp.	142,000	5,200,750
Chase Manhattan Corp.	329,100	14,953,481
Mellon Financial Corp.	14,600	718,138
PNC Financial Services Group, Inc.	50,300	3,675,044
SunTrust Banks, Inc.	7,300	459,900
Wachovia Corp.	19,600	1,139,250
Wells Fargo & Co.	36,400	2,027,025
		35,940,226
Credit & Other Finance - 2.4%
American Express Co.	184,600	10,141,463
Citigroup, Inc.	429,000	21,905,813
		32,047,276
Federal Sponsored Credit - 8.5%
Fannie Mae	716,500	62,156,375
Freddie Mac	733,500	50,519,813
		112,676,188
Insurance - 2.5%
American International Group, Inc.	239,862	23,641,398
Hartford Financial Services Group, Inc.	46,600	3,291,125
The Chubb Corp.	59,800	5,172,700
		32,105,223
Securities Industry - 2.6%
Charles Schwab Corp.	143,800	4,080,325
Daiwa Securities Group, Inc.	72,000	751,036
Goldman Sachs Group, Inc.	28,800	3,079,800
Merrill Lynch & Co., Inc.	214,800	14,646,675
Morgan Stanley Dean Witter & Co.	150,100	11,895,425
		34,453,261
TOTAL FINANCE		247,222,174
HEALTH - 15.1%
Drugs & Pharmaceuticals - 12.9%
Allergan, Inc.	1,800	174,263
American Home Products Corp.	46,000	2,923,300
Bristol-Myers Squibb Co.	542,800	40,133,275
Eli Lilly & Co.	275,600	25,648,025
Immunex Corp. (a)	257,690	10,468,656
Merck & Co., Inc.	255,200	23,893,100
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Pfizer, Inc.	549,893	$ 25,295,078
Schering-Plough Corp.	650,600	36,921,550
Sepracor, Inc. (a)	32,400	2,596,050
Serono SA sponsored ADR (a)	112,900	2,702,544
		170,755,841
Medical Equipment & Supplies - 2.2%
Abbott Laboratories	115,200	5,580,000
AmeriSource Health Corp. Class A (a)	16,497	833,099
Baxter International, Inc.	15,900	1,404,169
Cardinal Health, Inc.	102,270	10,188,649
Guidant Corp. (a)	112,800	6,084,150
Johnson & Johnson	21,300	2,237,831
McKesson HBOC, Inc.	70,300	2,523,067
		28,850,965
TOTAL HEALTH		199,606,806
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
Electrical Equipment - 5.6%
Emerson Electric Co.	14,600	1,150,663
General Electric Co.	1,510,800	72,423,960
Scientific-Atlanta, Inc.	14,200	462,388
		74,037,011
Industrial Machinery & Equipment - 1.4%
Deere & Co.	55,000	2,519,688
Ingersoll-Rand Co.	24,200	1,013,375
Tyco International Ltd.	281,400	15,617,700
		19,150,763
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		93,187,774
MEDIA & LEISURE - 5.3%
Broadcasting - 2.7%
AT&T Corp. - Liberty Media Group Class A (a)	384,244	5,211,309
Charter Communications, Inc. Class A (a)	167,700	3,804,694
Clear Channel Communications, Inc. (a)	167,600	8,118,125
Comcast Corp. Class A (special) (a)	73,200	3,056,100
Cox Communications, Inc. Class A (a)	78,213	3,641,793
Infinity Broadcasting Corp. Class A (a)	23,400	653,738
Time Warner, Inc.	73,000	3,813,520
Univision Communications, Inc. Class A (a)	186,500	7,634,844
		35,934,123
Entertainment - 1.8%
Fox Entertainment Group, Inc. Class A (a)	325,500	5,818,313
Viacom, Inc. Class B (non-vtg.) (a)	331,868	15,514,829
Walt Disney Co.	99,200	2,870,600
		24,203,742

	Shares	Value (Note 1)
Publishing - 0.3%
McGraw-Hill Companies, Inc.	72,100	$ 4,226,863
Restaurants - 0.5%
McDonald's Corp.	184,100	6,259,400
TOTAL MEDIA & LEISURE		70,624,128
NONDURABLES - 3.8%
Beverages - 1.4%
The Coca-Cola Co.	306,300	18,665,156
Household Products - 1.9%
Clorox Co.	14,300	507,650
Colgate-Palmolive Co.	75,700	4,886,435
Gillette Co.	238,400	8,612,200
Procter & Gamble Co.	134,920	10,582,788
		24,589,073
Tobacco - 0.5%
Philip Morris Companies, Inc.	163,720	7,203,680
TOTAL NONDURABLES		50,457,909
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.1%
Gap, Inc.	47,500	1,211,250
Drug Stores - 0.3%
CVS Corp.	18,200	1,090,863
Walgreen Co.	70,400	2,943,600
		4,034,463
General Merchandise Stores - 1.6%
Wal-Mart Stores, Inc.	394,000	20,931,250
Grocery Stores - 0.1%
Safeway, Inc. (a)	18,200	1,137,500
Retail & Wholesale, Miscellaneous - 0.8%
Best Buy Co., Inc. (a)	21,600	638,550
Home Depot, Inc.	230,100	10,512,694
		11,151,244
TOTAL RETAIL & WHOLESALE		38,465,707
SERVICES - 0.1%
Dun & Bradstreet Corp. (a)	21,450	555,019
TECHNOLOGY - 19.3%
Communications Equipment - 4.2%
CIENA Corp. (a)	100,300	8,149,375
Cisco Systems, Inc. (a)	810,060	30,984,795
Corvis Corp.	40,100	954,881
Nokia AB sponsored ADR	282,010	12,267,435
Nortel Networks Corp.	104,200	3,340,913
		55,697,399
Computer Services & Software - 7.3%
Adobe Systems, Inc.	77,000	4,480,438
America Online, Inc. (a)	131,700	4,583,160
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
Ariba, Inc. (a)	79,200	$ 4,247,100
Automatic Data Processing, Inc.	100,100	6,337,581
BEA Systems, Inc. (a)	102,300	6,886,069
BMC Software, Inc. (a)	21,900	306,600
Cadence Design Systems, Inc. (a)	116,200	3,195,500
Computer Associates International, Inc.	40,800	795,600
Electronic Data Systems Corp.	51,000	2,945,250
Interwoven, Inc. (a)	29,900	1,971,531
Microsoft Corp. (a)	552,600	23,969,025
Openwave Systems, Inc. (a)	6,800	325,975
Oracle Corp. (a)	669,400	19,454,438
PeopleSoft, Inc. (a)	128,400	4,774,875
Redback Networks, Inc. (a)	18,100	742,100
Siebel Systems, Inc. (a)	44,300	2,995,788
Sonus Networks, Inc.	37,300	941,825
VeriSign, Inc. (a)	17,037	1,263,932
VERITAS Software Corp. (a)	52,500	4,593,750
Yahoo!, Inc. (a)	62,000	1,863,875
		96,674,412
Computers & Office Equipment - 4.2%
Compaq Computer Corp.	193,000	2,904,650
Dell Computer Corp. (a)	355,900	6,206,006
EMC Corp. (a)	183,256	12,186,524
Extreme Networks, Inc. (a)	18,000	704,250
Juniper Networks, Inc. (a)	29,400	3,706,238
Network Appliance, Inc. (a)	146,700	9,416,306
Sun Microsystems, Inc. (a)	715,600	19,947,350
		55,071,324
Electronic Instruments - 0.6%
Agilent Technologies, Inc. (a)	15	821
Applied Materials, Inc. (a)	60,200	2,298,888
KLA-Tencor Corp. (a)	78,300	2,637,731
LAM Research Corp. (a)	223,700	3,243,650
		8,181,090
Electronics - 3.0%
Analog Devices, Inc. (a)	138,200	7,074,113
Broadcom Corp. Class A (a)	7,300	613,200
Intel Corp.	344,300	10,350,519
JDS Uniphase Corp. (a)	37,300	1,554,944
National Semiconductor Corp. (a)	170,500	3,431,313

	Shares	Value (Note 1)
Texas Instruments, Inc.	304,200	$ 14,411,475
Xilinx, Inc. (a)	58,100	2,679,863
		40,115,427
TOTAL TECHNOLOGY		255,739,652
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Southwest Airlines Co.	31,500	1,056,195
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	6,200	175,538
Union Pacific Corp.	72,740	3,691,555
		3,867,093
TOTAL TRANSPORTATION		4,923,288
UTILITIES - 4.7%
Cellular - 0.7%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	108,100	2,932,213
Nextel Communications, Inc. Class A (a)	172,300	4,264,425
Sprint Corp. - PCS Group Series 1 (a)	48,810	997,554
Vodafone Group PLC	122,991	440,462
		8,634,654
Electric Utility - 0.6%
AES Corp. (a)	131,400	7,276,275
Telephone Services - 3.4%
BellSouth Corp.	232,400	9,513,875
Global Crossing Ltd. (a)	146,200	2,092,489
Qwest Communications International, Inc. (a)	224,787	9,216,267
SBC Communications, Inc.	364,060	17,383,865
Sprint Corp. - FON Group	119,600	2,429,375
Verizon Communications	98,500	4,937,313
		45,573,184
TOTAL UTILITIES		61,484,113
TOTAL COMMON STOCKS (Cost $1,048,583,367)		1,168,806,010
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $380,000)	-	$ 380,000	444,600
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 6% to 6.08% 3/1/01 (d) (Cost $4,059,274)	-	$ 4,100,000	$ 4,062,280
Cash Equivalents - 11.1%
	Shares
Fidelity Cash Central Fund, 6.53% (b) (Cost $146,072,696)	146,072,696	146,072,696
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,199,095,337)		1,319,385,586
NET OTHER ASSETS - 0.3%		4,276,216
NET ASSETS - 100%		$ 1,323,661,802
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
204 S&P 500 Stock Index Contracts	March 2001	$ 68,085,000	$ (2,539,863)

The face value of futures purchased as a percentage of net assets - 5.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $444,600 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,062,280.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,740,994,911 and $2,125,572,550, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $142,071,609 and $72,325,477, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $83,202 for the period.

The fund participated in the security lending program. At period end there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,205,621,153. Net unrealized appreciation aggregated $113,764,433, of which $244,999,700 related to appreciated investment securities and $131,235,267 related to depreciated investment securities.

The fund hereby designates approximately $110,900,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $30,538,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $1,199,095,337) - See accompanying schedule		$ 1,319,385,586
Cash		133,713
Receivable for investments sold		109,717
Receivable for fund shares sold		5,276,600
Dividends receivable		740,883
Interest receivable		755,505
Other receivables		1,693
Total assets		1,326,403,697
Liabilities
Payable for fund shares redeemed	$ 1,054,551
Accrued management fee	643,314
Distribution fees payable	34,043
Payable for daily variation on futures contracts	928,200
Other payables and accrued expenses	81,787
Total liabilities		2,741,895
Net Assets		$ 1,323,661,802
Net Assets consist of:
Paid in capital		$ 1,239,453,363
Undistributed net investment income		3,904,996
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,466,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		117,769,585
Net Assets		$ 1,323,661,802
Initial Class: Net Asset Value, offering price and redemption price per share ($951,874,726 ÷ 53,661,940 shares)		$17.74
Service Class: Net Asset Value, offering price and redemption price per share ($345,960,075 ÷ 19,538,882 shares)		$17.71
Service Class 2: Net Asset Value, offering price and redemption price per share ($25,827,001 ÷ 1,460,885 shares)		$17.68

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 9,638,533
Interest		5,533,290
Security lending		48,205
Total income		15,220,028
Expenses
Management fee	$ 8,986,436
Transfer agent fees	1,011,129
Distribution fees	375,299
Accounting and security lending fees	351,642
Non-interested trustees' compensation	5,366
Custodian fees and expenses	71,563
Registration fees	956
Audit	34,920
Legal	20,975
Reports to shareholders	200,470
Miscellaneous	4,343
Total expenses before reductions	11,063,099
Expense reductions	(368,954)	10,694,145
Net investment income		4,525,883
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,324,763)
Foreign currency transactions	(29,652)
Futures contracts	878,731	(32,475,684)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(256,626,898)
Assets and liabilities in foreign currencies	22,133
Futures contracts	(2,539,863)	(259,144,628)
Net gain (loss)		(291,620,312)
Net increase (decrease) in net assets resulting from operations		$ (287,094,429)
Other Information Expense reductions Directed brokerage arrangements		$ 359,793
Custodian credits		9,161
		$ 368,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 4,525,883	$ 21,853,752
Net realized gain (loss)	(32,475,684)	109,839,194
Change in net unrealized appreciation (depreciation)	(259,144,628)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(287,094,429)	76,769,847
Distributions to shareholders From net investment income	(22,196,821)	(17,518,652)
From net realized gain	(110,899,964)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(142,511,511)	140,493,459
Total increase (decrease) in net assets	(562,702,725)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $3,904,996 and $21,419,780, respectively)	$ 1,323,661,802	$ 1,886,364,527

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	13,001,624	$ 264,392,501	14,140,894	$ 318,792,928
Reinvested	5,190,172	107,280,841	2,116,413	45,714,518
Redeemed	(31,115,720)	(637,099,314)	(18,293,067)	(412,962,598)
Net increase (decrease)	(12,923,924)	$ (265,425,972)	(2,035,760)	$ (48,455,152)
Service Class Sold	6,103,794	$ 124,023,915	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,497	217,292	4,691,331
Redeemed	(2,725,190)	(55,547,216)	(1,230,823)	(27,601,312)
Net increase (decrease)	4,628,410	$ 94,285,196	8,371,609	$ 188,948,611
Service Class 2 A Sold	1,534,357	$ 30,073,097
Reinvested	361	7,444
Redeemed	(73,833)	(1,451,276)
Net increase (decrease)	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 17,993,920		$ 15,930,817
Service Class		4,201,689		1,587,835
Service Class 2 A		1,212		-
Total		$ 22,196,821		$ 17,518,652
From net realized gain Initial Class		$ 89,286,924		$ 29,783,702
Service Class		21,606,808		3,103,496
Service Class 2 A		6,232		-
Total		$ 110,899,964		$ 32,887,198
		$ 133,096,785		$ 50,405,850

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Income from Investment Operations
Net investment income	.06 D	.27 D	.26 D	.29 D	.26
Net realized and unrealized gain (loss)	(3.77)	.66	4.29	4.18	2.12
Total from investment operations	(3.71)	.93	4.55	4.47	2.38
Less Distributions
From net investment income	(.29) G	(.23)	(.21)	(.25)	-
From net realized gain	(1.41) G	(.43)	(.73)	(.35)	(.05)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)
Net asset value, end of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Total Return B, C	(17.07)%	4.27%	24.61%	29.95%	18.27%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085
Ratio of expenses to average net assets	.68%	.69%	.71%	.74%	.77%
Ratio of expenses to average net assets after expense reductions	.66% F	.68% F	.70% F	.73% F	.76% F
Ratio of net investment income to average net assets	.31%	1.20%	1.27%	1.68%	2.29%
Portfolio turnover rate	117%	42%	29%	26%	28%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(3.76)	.66	4.30	.73
Total from investment operations	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.28) G	(.22)	(.21)	-
From net realized gain	(1.41) G	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C	(17.13)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.79%	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.76% F	.78% F	.79% F	.83% A, F
Ratio of net investment income to average net assets	.21%	1.09%	1.16%	1.72% A
Portfolio turnover rate	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income E	.01
Net realized and unrealized gain (loss)	(3.34)
Total from investment operations	(3.33)
Less Distributions
From net investment income	(.28) G
From net realized gain	(1.41) G
Total distributions	(1.69)
Net asset value, end of period	$ 17.68
Total Return B, C	(15.74)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,827
Ratio of expenses to average net assets	.95% A
Ratio of expenses to average net assets after expense reductions	.93% A, F
Ratio of net investment income to average net assets	.04% A
Portfolio turnover rate	117%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: High Income - Service Class 2	-22.87%	1.35%	9.78%
ML High Yield Master II	-5.12%	4.76%	11.12%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

This fund includes high yielding, lower rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2 on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $25,430 - a 154.30% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,697 - a 186.97% increase.

Investment Summary

Top Five Holdings as of December 31, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.3
XO Communications, Inc.	4.2
Allied Waste North America, Inc.	2.5
CSC Holdings, Inc.	2.5
EchoStar Communications Corp.	2.2
16.7
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Utilities	31.9
Media & Leisure	25.6
Basic Industries	7.5
Energy	4.9
Technology	4.9
Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.0
Baa	0.0
Ba	8.3
B	46.6
Caa, Ca, C	13.8
Not Rated	3.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2000 account for 3.3% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Barry Coffman,
Portfolio Manager of
High Income Portfolio

Q. How did the fund perform, Barry?

A. It was a tough period for both the high-yield market and the fund. For the 12-month period that ended December 31, 2000, the fund significantly lagged the -5.12% return of the Merrill Lynch High Yield Master II Index.

Q. What caused the high-yield market to decline in 2000?

A. The dismal performance stemmed from a combination of factors, including rising bankruptcies among high-yield companies and increasing recession fears as the economy slowed. Demand for high-yield bonds was weak as evidenced by the net outflow of more than $10 billion from high-yield mutual funds. The significant growth of issuance from companies in the emerging telecommunications, technology and cable sectors made the market more sensitive to the downtrend in the stock market, particularly the NASDAQ, which also contributed to the market's poor performance.

Q. Why did the fund lag the index by such a wide margin?

A. Weak market environments generally result in a flight to quality, and that phenomenon was particularly pronounced during the period. The fund's overweighted position in lower-rated securities - particularly telecommunications and technology holdings - hurt performance. Many need incremental capital to fund out their business plans and the depressed prices of their securities put these companies at significant risk of running out of funds. I wasn't willing to throw in the towel and sell holdings at distressed levels, especially those that I believed remained fundamentally sound and would have access to capital in the future. Although I regret not paring back some of our telecommunications holdings when the market began to weaken in the summer, many of these securities began to rebound in December.

Q. Which of the fund's telecommunications holdings were hardest hit?

A. Competitive local exchange carriers (CLECs), which provide voice and data service to business customers, were among the poorest performers. For example, ICG was an early disappointment. It suffered initially from weaker-than-expected results, which led to an inability to raise additional capital, a wholesale turnover in management and, ultimately, its bankruptcy filing. That cast a pall over the entire CLEC sector, causing holdings such as WinStar and XO Communications (formerly Nextlink) to stumble. The overall weakness in the market hurt all companies that had significant capital needs, including international cable companies such as UnitedGlobalCom and NTL. In addition, companies that provide digital subscriber lines (DSL) - such as Covad Communications, Rhythms NetConnections and NorthPoint - also suffered substantial losses. While the demand for their services remained strong, they encountered trouble when some of the Internet service providers that distribute their services experienced difficulties.

Q. Where were the bright spots during the year?

A. Health care and energy were the best-performing sectors during the year. The bonds of HMO Oxford Health performed quite well when it posted strong gains thanks to control of its administrative and medical costs. In addition, the fund's holdings in kidney dialysis service provider Total Renal Care performed well when new management successfully turned the company around. Our stock holdings in Allied Waste, a large solid waste company, also did well thanks to its improving financial results.

Q. What's ahead for the high-yield market?

A. Considering how difficult last year was, it may be surprising that I'm very optimistic about 2001. The average high-yield bond is selling in the high 70s as a percentage of par - or face - value, with yields nearing 9% more than U.S. Treasury securities. These factors and others indicate that the market anticipates a tough time ahead, both from an economic and individual company standpoint. But many high-yield bonds are poised to do well if market conditions improve, as I believe they will. The market currently forecasts a default rate that exceeds the rate experienced in 1991 when we were in the midst of a recession and suffering through the bankruptcy of the largest high-yield dealer in the marketplace. In my view, bonds are priced with the worst-case scenario in mind. Actions by the Federal Reserve Board to cut interest rates should be very positive for the high-yield market, improving confidence and making credit more readily available.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high level of current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2000, more than $1.6 billion

Manager: Barry Coffman, since 1990; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Corporate Bonds - 68.6%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 2.5%
HEALTH - 0.9%
Medical Facilities Management - 0.9%
Total Renal Care Holdings, Inc.:
7% 5/15/09 (f)	B3	$ 13,370,000	$ 11,097,100
7% 5/15/09	B3	5,000,000	4,150,000
			15,247,100
MEDIA & LEISURE - 1.6%
Broadcasting - 1.6%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	Caa2	35,665,000	26,659,588
TOTAL CONVERTIBLE BONDS			41,906,688
Nonconvertible Bonds - 66.1%
BASIC INDUSTRIES - 7.0%
Chemicals & Plastics - 4.9%
Acetex Corp. yankee 9.75% 10/1/03	B3	4,000,000	3,640,000
Avecia Group PLC 11% 7/1/09	B2	8,470,000	8,385,300
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	3,000,000
Georgia Gulf Corp. 10.375% 11/1/07	B1	3,470,000	3,227,100
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	10,240,000	6,041,600
9.5% 7/1/07 (f)	B2	33,195,000	19,585,050
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	12,390,000	11,894,400
Huntsman ICI Holdings LLC 0% 12/31/09	B3	21,602,000	5,940,550
Lyondell Chemical Co.:
Series A, 9.625% 5/1/07	Ba3	3,740,000	3,627,800
Series B, 9.875% 5/1/07	Ba3	9,420,000	9,090,300
10.875% 5/1/09	B2	6,005,000	5,644,700
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	6,328,000	3,164,000
			83,240,800
Metals & Mining - 0.2%
Kaiser Aluminum & Chemical Corp. 9.875% 2/15/02	B2	3,660,000	3,220,800
Packaging & Containers - 1.5%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	14,080,000	8,729,600
9.75% 6/15/07	Caa1	7,285,000	4,589,550
Packaging Corp. of America 9.625% 4/1/09	B1	12,050,000	12,441,625
			25,760,775

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper & Forest Products - 0.4%
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	$ 4,915,000	$ 3,882,850
Riverwood International Corp. 10.25% 4/1/06	B3	1,920,000	1,910,400
Stone Container Corp. 12.58% 8/1/16 (g)	B2	1,150,000	1,161,500
			6,954,750
TOTAL BASIC INDUSTRIES			119,177,125
CONSTRUCTION & REAL ESTATE - 1.9%
Building Materials - 0.8%
American Standard, Inc. 7.375% 4/15/05	Ba2	8,425,000	8,151,188
International Utility Structures, Inc. 10.75% 2/1/08	Caa1	9,200,000	5,060,000
			13,211,188
Real Estate - 1.1%
LNR Property Corp.:
9.375% 3/15/08	B1	13,465,000	12,185,825
10.5% 1/15/09	B1	7,040,000	6,652,800
			18,838,625
TOTAL CONSTRUCTION & REAL ESTATE			32,049,813
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Polymer Group, Inc.:
8.75% 3/1/08	B3	940,000	601,600
9% 7/1/07	B3	5,125,000	3,382,500
			3,984,100
ENERGY - 4.1%
Coal - 0.5%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	7,680,000	7,641,600
Energy Services - 0.6%
Cliffs Drilling Co.:
Series B, 10.25% 5/15/03	Ba3	3,160,000	3,239,000
Series D, 10.25% 5/15/03	Ba3	2,500,000	2,562,500
DI Industries, Inc. 8.875% 7/1/07	B1	960,000	931,200
Ocean Rig Norway AS 10.25% 6/1/08	B3	4,550,000	3,958,500
			10,691,200
Oil & Gas - 3.0%
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	3,670,000	3,596,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Chesapeake Energy Corp.:
Series B:
7.875% 3/15/04	B2	$ 4,086,000	$ 3,963,420
9.625% 5/1/05	B2	9,460,000	9,696,500
8.5% 3/15/12	B2	2,635,000	2,397,850
9.125% 4/15/06	B2	4,555,000	4,600,550
Cross Timbers Oil Co. Series B:
8.75% 11/1/09	B2	9,820,000	9,844,550
9.25% 4/1/07	B2	1,480,000	1,498,500
Nuevo Energy Co. 9.375% 10/1/10 (f)	B1	2,000,000	2,000,000
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,860,000	5,830,700
Series D, 10.25% 3/15/06	B2	4,585,000	4,562,075
10.25% 3/15/06 (f)	B2	3,020,000	3,050,200
			51,040,945
TOTAL ENERGY			69,373,745
FINANCE - 0.2%
Credit & Other Finance - 0.2%
Delta Financial Corp. 9.5% 8/1/04	Caa2	1,350,000	607,500
Metris Companies, Inc. 10.125% 7/15/06	Ba3	2,805,000	2,356,200
PX Escrow Corp. 0% 2/1/06 (d)	Caa1	3,190,000	797,500
			3,761,200
Insurance - 0.0%
Conseco, Inc. 8.75% 2/9/04	B1	960,000	672,000
TOTAL FINANCE			4,433,200
HEALTH - 0.6%
Medical Facilities Management - 0.6%
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	11,630,000	1,163
Tenet Healthcare Corp.:
Series B, 9.25% 9/1/10	Ba1	4,020,000	4,356,675
8.125% 12/1/08	Ba3	1,080,000	1,085,400
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	3,640,000	3,849,300
			9,292,538

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Industrial Machinery & Equipment - 0.3%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	$ 2,800,000	$ 1,344,000
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa3	11,470,000	458,800
Thermadyne Manufacturing LLC 9.875% 6/1/08	Caa2	4,130,000	2,684,500
Tokheim Corp. 11.375% 8/1/08 (c)	-	9,030,000	1,219,050
			5,706,350
Pollution Control - 2.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,870,000	1,795,200
10% 8/1/09	B2	29,250,000	27,495,000
Envirosource, Inc.:
Series B, 9.75% 6/15/03	Caa3	4,900,000	1,470,000
9.75% 6/15/03	Caa3	16,511,000	4,953,300
			35,713,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			41,419,850
MEDIA & LEISURE - 20.2%
Broadcasting - 15.4%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	11,160,000	10,099,800
10.25% 1/15/10	B2	6,385,000	6,241,338
Citadel Broadcasting Co. 9.25% 11/15/08	B3	3,110,000	2,993,375
Diamond Cable Communications PLC yankee:
0% 2/15/07 (d)	B2	12,341,000	7,836,535
11.75% 12/15/05	B2	9,875,000	8,640,625
Earthwatch, Inc. 0% 7/15/07 (d)	-	16,560,000	9,936,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	18,285,000	17,827,875
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	9,125,000	7,071,875
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (d)	B2	210,000	180,600
Golden Sky DBS, Inc. 0% 3/1/07 (d)	Caa1	20,640,000	11,455,200
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	1,945,000	1,264,250
International Cabletel, Inc. Series B, 0% 2/1/06 (d)	B2	24,504,000	21,318,480
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
LIN Holdings Corp. 0% 3/1/08 (d)	B3	$ 8,678,000	$ 6,204,770
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa2	9,320,000	699,000
NTL Communications Corp. 11.5% 10/1/08	B3	10,080,000	8,870,400
NTL, Inc. 0% 4/1/08 (d)	B3	10,900,000	5,995,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	4,851,625
Pegasus Communications Corp.:
9.625% 10/15/05	B3	3,655,000	3,408,288
9.75% 12/1/06	B3	1,190,000	1,109,675
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	20,460,000	12,889,800
11.28% 6/30/04 (f)(g)	B1	10,954,000	9,584,750
Spectrasite Holdings, Inc.:
0% 4/15/09 (d)	B3	19,720,000	10,747,400
10.75% 3/15/10	B3	3,270,000	2,910,300
12.5% 11/15/10 (f)	B3	4,000,000	3,960,000
Telewest PLC 11% 10/1/07	B1	19,442,000	16,963,145
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	40,240,000	26,960,800
Series D, 0% 5/15/06 (d)	B2	5,620,000	3,765,400
United International Holdings, Inc. 0% 2/15/08 (d)	B3	41,521,000	17,854,030
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	23,795,000	6,900,550
10.875% 8/1/09	B2	13,240,000	8,473,600
11.25% 2/1/10	B2	6,005,000	3,903,250
11.5% 2/1/10	B2	1,210,000	810,700
			261,728,436
Entertainment - 2.3%
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa2	11,875,000	4,750,000
Mandalay Resort Group:
9.5% 8/1/08	Ba2	4,000,000	4,000,000
10.25% 8/1/07	Ba3	7,600,000	7,505,000
MGM Mirage, Inc. 9.75% 6/1/07	Ba2	5,940,000	6,207,300

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	$ 8,080,000	$ 8,140,600
Premier Parks, Inc. 9.25% 4/1/06	B3	8,495,000	8,112,725
			38,715,625
Lodging & Gaming - 1.8%
Circus Circus Enterprises, Inc. 9.25% 12/1/05	Ba3	1,180,000	1,156,400
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	6,250,000	5,687,500
HMH Properties, Inc. Series A, 7.875% 8/1/05	Ba2	2,965,000	2,846,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	8,070,000	7,827,900
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,060,000	5,938,800
Station Casinos, Inc. 8.875% 12/1/08	B1	595,000	583,100
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	6,195,000	6,164,025
			30,204,125
Restaurants - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	11,925,000	10,911,375
NE Restaurant, Inc. 10.75% 7/15/08	B3	1,520,000	912,000
			11,823,375
TOTAL MEDIA & LEISURE			342,471,561
NONDURABLES - 0.5%
Household Products - 0.5%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	9,120,000	3,420,000
AKI, Inc. 10.5% 7/1/08	B2	6,960,000	5,359,200
			8,779,200
RETAIL & WHOLESALE - 0.8%
Apparel Stores - 0.6%
Mothers Work, Inc. 12.625% 8/1/05	B3	12,545,000	10,914,150
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	18,870,000	188,700
			11,102,850
Drug Stores - 0.2%
Rite Aid Corp. 10.5% 9/15/02 (f)	Caa1	4,285,000	2,785,250
Grocery Stores - 0.0%
Jitney-Jungle Stores of America, Inc. 12% 3/1/06 (c)	-	2,590,000	19,425
TOTAL RETAIL & WHOLESALE			13,907,525
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
SERVICES - 1.5%
Leasing & Rental - 0.0%
United Rentals, Inc. 9% 4/1/09	B2	$ 590,000	$ 438,075
Printing - 1.2%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	19,846,200
Services - 0.3%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	2,470,000	172,900
Apcoa, Inc. 9.25% 3/15/08	Caa1	17,070,000	5,462,400
			5,635,300
TOTAL SERVICES			25,919,575
TECHNOLOGY - 4.2%
Computer Services & Software - 2.2%
Colo.com 13.875% 3/15/10 unit (f)	-	12,770,000	8,045,100
Concentric Network Corp. 12.75% 12/15/07	B	12,760,000	10,973,600
Covad Communications Group, Inc.:
12% 2/15/10	Caa1	4,805,000	1,129,175
12.5% 2/15/09	Caa1	7,684,000	1,921,000
Exodus Communications, Inc.:
10.75% 12/15/09	B3	9,685,000	8,232,250
11.625% 7/15/10 (f)	B3	8,430,000	7,502,700
			37,803,825
Computers & Office Equipment - 0.3%
Globix Corp. 12.5% 2/1/10	B-	14,995,000	5,248,250
Electronic Instruments - 0.8%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	15,085,000	12,973,100
Electronics - 0.9%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,040,000	2,508,000
Knowles Electronics Holdings, Inc. 13.125% 10/15/09	B3	3,500,000	3,255,000
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	10,000,000	8,200,000
Viasystems, Inc. 9.75% 6/1/07	B3	2,000,000	1,580,000
			15,543,000
TOTAL TECHNOLOGY			71,568,175

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TRANSPORTATION - 0.2%
Railroads - 0.2%
Kansas City Southern Railway Co. 9.5% 10/1/08 (f)	Ba2	$ 3,070,000	$ 3,146,750
UTILITIES - 22.3%
Cellular - 10.9%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	8,870,000	5,011,550
Crown Castle International Corp.:
0% 11/15/07 (d)	B3	8,025,000	6,319,688
10.75% 8/1/11	B3	6,195,000	6,442,800
Dobson Communications Corp. 10.875% 7/1/10	B3	9,805,000	9,608,900
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	20,325,000	20,020,125
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	30,735,000	18,441,000
Metrocall, Inc.:
9.75% 11/1/07	B3	4,200,000	798,000
10.375% 10/1/07	B3	11,330,000	2,152,700
11% 9/15/08	B3	2,280,000	433,200
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	34,520,000	27,098,200
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	13,514,250
12% 11/1/08	B1	2,495,000	2,619,750
Nextel International, Inc.:
0% 4/15/08 (d)	Caa1	21,475,000	10,737,500
12.75% 8/1/10 (f)	Caa1	17,525,000	14,107,625
Orbital Imaging Corp.:
11.625% 3/1/05	CCC	7,110,000	1,208,700
11.625% 3/1/05	CCC	3,680,000	625,600
Orion Network Systems, Inc.:
0% 1/15/07 (d)	B2	9,030,000	2,257,500
11.25% 1/15/07	B2	5,800,000	1,856,000
PageMart Nationwide, Inc. 15% 2/1/05	B3	23,040,000	13,824,000
ProNet, Inc. 11.875% 6/15/05	B3	1,180,000	295,000
TeleCorp PCS, Inc. 0% 4/15/09 (d)	B3	11,905,000	8,125,163
Telesystem International Wireless, Inc. yankee:
Series B, 0% 6/30/07 (d)	Caa1	20,940,000	8,585,400
0% 11/1/07 (d)	Caa1	21,630,000	6,705,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
Tritel PCS, Inc. 0% 5/15/09 (d)	B3	$ 4,175,000	$ 2,839,000
Triton PCS, Inc. 0% 5/1/08 (d)	B3	920,000	726,800
			184,353,751
Electric Utility - 1.8%
AES Corp.:
8.5% 11/1/07	Ba3	4,740,000	4,574,100
8.75% 12/15/02	Ba1	7,000,000	7,035,000
9.375% 9/15/10	Ba1	10,770,000	11,012,325
CMS Energy Corp. 9.875% 10/15/07	Ba3	7,945,000	8,262,800
			30,884,225
Telephone Services - 9.6%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	11,359,000	7,014,183
Asia Global Crossing Ltd. 13.375% 10/15/10 (f)	B2	8,880,000	7,659,000
AXXENT, Inc. 15% 12/30/04 (h)	-	17,227,552	11,197,909
Bestel SA de CV 0% 5/15/05 (d)	-	5,075,000	2,943,500
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	41,865,000	3,767,850
Flag Telecom Holdings Ltd. 11.625% 3/30/10	B2	4,000,000	3,120,000
Global Crossing Holdings Ltd. 9.5% 11/15/09	Ba2	9,620,000	9,090,900
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	14,940,000	11,055,600
12% 11/1/07	Caa1	3,600,000	1,728,000
12.25% 9/1/04	B3	4,680,000	3,650,400
ICG Holdings, Inc.:
0% 5/1/06 (c)(d)	Ca	7,545,000	754,500
13.5% 9/15/05 (c)	Ca	21,190,000	2,330,900
ICG Services, Inc.:
0% 2/15/08 (c)(d)	Ca	22,030,000	1,762,400
0% 5/1/08 (c)(d)	Ca	2,890,000	231,200
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (f)	B1	6,395,000	6,602,838
Intermedia Communications, Inc.:
0% 7/15/07 (d)	B2	7,235,000	4,341,000
8.6% 6/1/08	B2	450,000	315,000
8.875% 11/1/07	B2	1,130,000	791,000
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	25,355,000	2,852,438
13.5% 5/15/09	Caa2	7,875,000	2,283,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	$ 16,175,000	$ 13,587,000
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	10,025,000	4,060,125
10.75% 11/15/08	B3	4,450,000	3,671,250
10.75% 6/1/09	B2	6,580,000	5,428,500
Pathnet, Inc. 12.25% 4/15/08	-	20,255,000	2,025,500
Rhythms NetConnections, Inc.:
Series B:
0% 5/15/08 (d)	Caa1	20,810,000	2,705,300
14% 2/15/10	Caa1	7,810,000	2,108,700
12.75% 4/15/09	Caa1	8,475,000	2,457,750
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	Caa3	6,406,000	320,300
RSL Communications PLC 9.875% 11/15/09	Caa3	6,815,000	340,750
Teligent, Inc. 11.5% 12/1/07	Caa1	12,310,000	1,600,300
WinStar Communications, Inc.:
0% 4/15/10 (d)	B3	20,039,000	6,011,700
12.5% 4/15/08	B3	21,685,000	15,396,350
12.75% 4/15/10	B3	22,308,000	15,615,600
Worldwide Fiber, Inc. 12% 8/1/09	B3	5,780,000	4,277,200
			163,098,693
TOTAL UTILITIES			378,336,669
TOTAL NONCONVERTIBLE BONDS			1,123,859,826
TOTAL CORPORATE BONDS (Cost $1,611,694,907)			1,165,766,514
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $3,223,982)	Ba2	2,920,000	2,087,800
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (f)	Ba1	4,750,000	3,418,516
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	4,853,632	4,874,867
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.375% 4/25/21 (g)	Caa1	$ 2,245,825	$ 1,796,660
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (f)	-	1,350,000	113,805
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3172% 11/18/31 (f)(g)	Ba1	4,500,000	3,607,031
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30	BB	4,500,000	3,637,969
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30	BB+	2,553,000	1,824,597
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (f)(g)	-	2,200,000	2,053,563
Series 1998-ST1A Class B1A, 9.3698% 1/15/03 (f)(g)	-	4,000,000	4,268,125
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	2,600,000	2,137,586
Series 1995-C1 Class F, 7.375% 9/25/24 (f)	-	2,000,000	1,684,141
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,511,704)			29,416,860
Common Stocks - 5.3%
	Shares
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	340	680
Iron & Steel - 0.0%
AK Steel Holding Corp.	6,500	56,875
Packaging & Containers - 0.5%
Packaging Corp. of America	464,200	7,485,225
TOTAL BASIC INDUSTRIES		7,542,780
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
International Utility Structures, Inc. unit (a)	2,500	1,125,000
Real Estate - 0.3%
LNR Property Corp.	248,600	5,469,200

	Shares	Value (Note 1)
Real Estate Investment Trusts - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	$ 1
Class B (h)	19,817	0
		1
TOTAL CONSTRUCTION & REAL ESTATE		6,594,201
DURABLES - 0.3%
Textiles & Apparel - 0.3%
Arena Brands Holdings Corp. Class B (a)	48,889	1,222,225
Polymer Group, Inc.	628,300	3,377,113
		4,599,338
ENERGY - 0.8%
Oil & Gas - 0.8%
Plains Resources, Inc. (a)	674,400	14,246,700
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Arcadia Financial Ltd. warrants 3/15/07 (a)	498	1
Delta Financial Corp. warrants 12/31/10 (a)	14,310	143
		144
Securities Industry - 0.0%
ECM Corp. LP (f)	3,000	252,000
TOTAL FINANCE		252,144
HEALTH - 0.0%
Medical Equipment & Supplies - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	0
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Industrial Machinery & Equipment - 0.1%
Terex Corp. (a)	90,000	1,456,875
Pollution Control - 0.7%
Allied Waste Industries, Inc. (a)	873,000	12,713,063
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		14,169,938
MEDIA & LEISURE - 1.1%
Broadcasting - 0.8%
Benedek Communications Corp. warrants 7/1/07 (a)	57,600	2,880
Citadel Communications Corp. (a)	152,400	1,828,800
CS Wireless Systems, Inc. (a)(f)	1,024	10
EchoStar Communications Corp. Class A (a)	456,700	10,389,925
Pegasus Communications Corp. (a)	50,000	1,287,500
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	26,805	26,805
		13,535,920
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - 0.3%
Six Flags, Inc. (a)	300,000	$ 5,156,250
Lodging & Gaming - 0.0%
Harrah's Entertainment, Inc. (a)	8,600	226,825
Motels of America, Inc. (a)	3,000	36,000
		262,825
TOTAL MEDIA & LEISURE		18,954,995
RETAIL & WHOLESALE - 0.6%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(e)	294,100	2,922,619
Mothers Work, Inc. (a)(h)	2,952	29,336
		2,951,955
Grocery Stores - 0.4%
Pathmark Stores, Inc. (a)	440,657	7,270,841
TOTAL RETAIL & WHOLESALE		10,222,796
TECHNOLOGY - 0.6%
Computer Services & Software - 0.0%
DecisionOne Corp. (a)	16,846	168
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	9,890	1
Class B warrants 4/18/07 (a)	17,041	2
Class C warrants 4/18/07 (a)	10,108	1
Vast Solutions, Inc.:
Class B1 (a)	12,160	122
Class B2 (a)	12,160	122
Class B3 (a)	12,160	122
		538
Computers & Office Equipment - 0.0%
Ampex Corp. Class A (a)	9,600	3,600
Electronics - 0.6%
Fairchild Semiconductor International, Inc. Class A (a)	750,000	10,828,125
Insilco Corp. warrants 8/15/07 (a)	7,380	7
		10,828,132
TOTAL TECHNOLOGY		10,832,270
UTILITIES - 0.2%
Cellular - 0.1%
Arch Wireless, Inc. (a)	256,040	160,025
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	45,930	68,895
warrants 1/15/07 (CV ratio .6) (a)	5,585	11,170
McCaw International Ltd. warrants 4/16/07 (a)(f)	42,305	423,050
WebLink Wireless, Inc. Class A (a)	273,934	941,648
		1,604,788

	Shares	Value (Note 1)
Telephone Services - 0.1%
AXXENT, Inc. Class B (a)	448,319	$ 352,866
Bestel SA de CV warrants 5/13/05 (a)(f)	8,075	888,250
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	12,650	25,300
Pathnet, Inc. warrants 4/15/08 (a)(f)	20,255	202,550
		1,468,966
TOTAL UTILITIES		3,073,754
TOTAL COMMON STOCKS (Cost $118,180,589)		90,488,916
Preferred Stocks - 12.5%

Convertible Preferred Stocks - 0.8%
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
Earthwatch, Inc. Series C, $0.2975 (f)	813,014	203,254
UTILITIES - 0.8%
Telephone Services - 0.8%
Global Crossing Ltd. $6.375	250,000	12,797,000
TOTAL CONVERTIBLE PREFERRED STOCKS		13,000,254
Nonconvertible Preferred Stocks - 11.7%
CONSTRUCTION & REAL ESTATE - 0.7%
Building Materials - 0.1%
International Utility Structures, Inc. $130.00 pay-in-kind (f)	921	414,450
Real Estate Investment Trusts - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	63,170
mezzanine (h)	79,800	1,039,804
senior (h)	79,800	9,499,254
		10,602,228
TOTAL CONSTRUCTION & REAL ESTATE		11,016,678
FINANCE - 0.5%
Insurance - 0.5%
American Annuity Group Capital Trust II $88.75	8,910	8,903,924
MEDIA & LEISURE - 2.5%
Broadcasting - 2.5%
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	200,061	21,006,405
Series M, $11.125 pay-in-kind	209,121	21,748,584
Granite Broadcasting Corp. $127.50 pay-in-kind	4,812	529,320
		43,284,309
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TECHNOLOGY - 0.0%
Computers & Office Equipment - 0.0%
Ampex Corp. 8% non-cumulative	410	$ 639,600
UTILITIES - 8.0%
Cellular - 4.3%
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	39,538	36,770,340
Series E, $111.25 pay-in-kind	43,620	36,204,600
		72,974,940
Telephone Services - 3.7%
Adelphia Business Solution, Inc. Series B, $128.75 pay-in-kind	3,183	700,260
e.spire Communications, Inc. $127.50 pay-in-kind	18,283	2,376,790
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	22,378	11,189,000
XO Communications, Inc.:
$135.00 pay-in-kind	25,905	10,362,000
$7.00 pay-in-kind	1,198,675	38,357,592
		62,985,642
TOTAL UTILITIES		135,960,582
TOTAL NONCONVERTIBLE PREFERRED STOCKS		199,805,093
TOTAL PREFERRED STOCKS (Cost $292,561,841)		212,805,347
Floating Rate Loans - 2.0%
Moody's Ratings (unaudited) (b)		Principal Amount
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Synthetic Industries, Inc. term loan 17% 6/14/08 (g)	-	$ 3,600,000	2,880,000
HEALTH - 0.1%
Medical Facilities Management - 0.1%
DaVita, Inc. term loan 10.5032% 3/31/06 (g)	Ba2	2,302,790	2,282,640
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Pollution Control - 0.8%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (g)	Ba3	6,603,304	6,273,139
Tranche C term loan 9.6896% 7/21/07 (g)	Ba3	7,923,968	7,527,770
			13,800,909

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Charter Communication Operating LLC Tranche B term loan 9.26% 3/18/08 (g)	Ba3	$ 2,500,000	$ 2,487,500
TECHNOLOGY - 0.1%
Electronic Instruments - 0.1%
Acterna LLC Tranche B term loan 9.6881% 9/30/07 (g)	-	1,984,314	1,984,314
UTILITIES - 0.6%
Cellular - 0.6%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 10.5% 12/31/08 (g)	B2	5,000,000	5,050,000
VoiceStream PCS Holding LLC Tranche B term loan 9.64% 2/25/09 (g)	B+	5,000,000	4,937,500
			9,987,500
TOTAL FLOATING RATE LOANS (Cost $33,976,660)			33,422,863
Cash Equivalents - 10.2%
	Maturity Amount
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01	$ 3,000,166	2,999,000
(U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01	169,993,428	169,879,000
TOTAL CASH EQUIVALENTS (Cost $172,878,000)		172,878,000
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,260,027,683)		1,706,866,300
NET OTHER ASSETS - (0.4)%		(7,324,640)
NET ASSETS - 100%		$ 1,699,541,660
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 112,038	$ -	$ 2,922,619

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $169,401,721 or 10.0%
of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Mothers Work, Inc.	6/18/98	$ 26,172
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,367,610,429 and $1,583,710,355.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $18,227 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule144A issues) amounted to $30,029,474 or 1.8% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $6,134,667. The weighted average interest rate was 6.62%. Interest earned from the interfund lending program amounted to $3,385 and is included in interest income on the Statement of Operations.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $10,243,000. The weighted average interest rate was 6.73%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
Canada	2.7
United Kingdom	2.5
Bermuda	2.0
Mexico	1.7
Luxembourg	1.6
Netherlands	1.1
Others (individually less than 1%)	0.2
100.0%
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.0%	BBB	0.0%
Ba	8.0%	BB	8.9%
B	45.2%	B	49.2%
Caa	13.4%	CCC	4.8%
Ca, C	0.3%	CC, C	0.0%
		D	0.4%
The percentage not rated by Moody's or S&P amounted to 3.4%. FMR has determined that unrated debt securities that are lower quality account for 3.3% of the total value of investment in securities.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,262,350,673. Net unrealized depreciation aggregated $555,484,373, of which $32,501,399 related to appreciated investment securities and $587,985,772 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $456,970,000 of which $78,331,000 and $378,639,000 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $172,878,000) (cost $2,260,027,683) - See accompanying schedule		$ 1,706,866,300
Cash		81,618
Receivable for investments sold		909,291
Receivable for fund shares sold		9,259,795
Dividends receivable		1,669,497
Interest receivable		33,004,370
Other receivables		257,620
Total assets		1,752,048,491
Liabilities
Payable for investments purchased	$ 23,028,672
Payable for fund shares redeemed	28,463,937
Accrued management fee	796,357
Distribution fees payable	19,345
Other payables and accrued expenses	198,520
Total liabilities		52,506,831
Net Assets		$ 1,699,541,660
Net Assets consist of:
Paid in capital		$ 2,419,459,983
Undistributed net investment income		308,860,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(475,617,452)
Net unrealized appreciation (depreciation) on investments		(553,161,383)
Net Assets		$ 1,699,541,660
Initial Class: Net Asset Value, offering price and redemption price per share ($1,467,250,179 ÷ 179,380,928 shares)		$8.18
Service Class: Net Asset Value, offering price and redemption price per share ($227,549,270 ÷ 27,906,721 shares)		$8.15
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,742,211 ÷ 583,022 shares)		$8.13

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,803,470
Interest		221,810,581
Total income		255,614,051
Expenses
Management fee	$ 12,209,629
Transfer agent fees	1,360,229
Distribution fees	254,922
Accounting fees and expenses	579,071
Non-interested trustees' compensation	9,908
Custodian fees and expenses	64,035
Registration fees	4,288
Audit	49,611
Legal	18,749
Interest	5,745
Miscellaneous	74,925
Total expenses before reductions	14,631,112
Expense reductions	(46,930)	14,584,182
Net investment income		241,029,869
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $45,477 on sales of investments in affiliated issuers)	(394,807,789)
Foreign currency transactions	(1,885)	(394,809,674)
Change in net unrealized appreciation (depreciation) on investment securities		(345,968,584)
Net gain (loss)		(740,778,258)
Net increase (decrease) in net assets resulting from operations		$ (499,748,389)
Other Information Expense reductions Directed brokerage arrangements		$ 31,769
Custodian credits		15,161
		$ 46,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 241,029,869	$ 247,259,596
Net realized gain (loss)	(394,809,674)	(96,179,624)
Change in net unrealized appreciation (depreciation)	(345,968,584)	55,361,896
Net increase (decrease) in net assets resulting from operations	(499,748,389)	206,441,868
Distributions to shareholders From net investment income	(160,774,241)	(232,085,602)
From net realized gain	-	(6,657,693)
In excess of net realized gain	-	(877,958)
Total distributions	(160,774,241)	(239,621,253)
Share transactions - net increase (decrease)	(151,517,210)	66,219,533
Total increase (decrease) in net assets	(812,039,840)	33,040,148
Net Assets
Beginning of period	2,511,581,500	2,478,541,352
End of period (including undistributed net investment income of $308,860,512 and $245,962,442, respectively)	$ 1,699,541,660	$ 2,511,581,500
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	68,262,740	$ 656,033,666	101,971,137	$ 1,140,554,728
Reinvested	13,813,362	144,073,366	20,936,841	226,536,621
Redeemed	(102,114,895)	(1,010,388,142)	(127,141,526)	(1,424,987,101)
Net increase (decrease)	(20,038,793)	$ (210,281,110)	(4,233,548)	$ (57,895,752)
Service Class Sold	14,344,038	$ 139,520,383	15,936,772	$ 177,176,136
Reinvested	1,603,673	16,694,232	1,211,540	13,084,632
Redeemed	(10,538,595)	(102,893,478)	(5,904,384)	(66,145,483)
Net increase (decrease)	5,409,116	$ 53,321,137	11,243,928	$ 124,115,285
Service Class 2 A Sold	583,490	$ 5,445,535
Reinvested	639	6,643
Redeemed	(1,107)	(9,415)
Net increase (decrease)	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 144,073,366		$ 219,412,458
Service Class		16,694,232		12,673,144
Service Class 2 A		6,643		-
Total		$ 160,774,241		$ 232,085,602
From net realized gain Initial Class		$ -		$ 6,294,147
Service Class		-		363,546
Service Class 2 A		-		-
Total		$ -		$ 6,657,693
In excess of net realized gain Initial Class		$ -		$ 830,017
Service Class		-		47,941
Service Class 2 A		-		-
Total		$ -		$ 877,958
		$ 160,774,241		$ 239,621,253

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050
Income from Investment Operations
Net investment income	1.123 D	1.095 D	1.111 D	1.124 D	.927
Net realized and unrealized gain (loss)	(3.513)	(.195)	(1.591)	.936	.643
Total from investment operations	(2.390)	.900	(.480)	2.060	1.570
Less Distributions
From net investment income	(.750)	(1.075) G	(.970)	(.890)	(.920)
From net realized gain	-	(.030) G	(.600)	(.110)	(.180)
In excess of net realized gain	-	(.005) G	-	-	-
Total distributions	(.750)	(1.110)	(1.570)	(1.000)	(1.100)
Net asset value, end of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Total Return B, C	(22.54)%	8.25%	(4.33)%	17.67%	14.03%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516	$ 1,588,822
Ratio of expenses to average net assets	.68%	.69%	.70%	.71%	.71%
Ratio of net investment income to average net assets	11.38%	9.80%	9.14%	8.88%	9.09%
Portfolio turnover rate	68%	82%	92%	118%	123%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income D	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.740)	(1.075) G	(.970)	-
From net realized gain	-	(.030) G	(.600)	-
In excess of net realized gain	-	(.005) G	-	-
Total distributions	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C	(22.68)%	8.08%	(4.34)%	1.42%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Ratio of expenses to average net assets	.78%	.79%	.82%	.81% A
Ratio of expenses to average net assets after expense reductions	.78%	.79%	.82%	.80% A, F
Ratio of net investment income to average net assets	11.28%	9.69%	9.51%	10.75% A
Portfolio turnover rate	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.140
Income from Investment Operations
Net investment income D	.936
Net realized and unrealized gain (loss)	(3.206)
Total from investment operations	(2.270)
Less Distributions
From net investment income	(.740)
Net asset value, end of period	$ 8.130
Total Return B, C	(21.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,742
Ratio of expenses to average net assets	1.01% A
Ratio of net investment income to average net assets	11.04% A
Portfolio turnover rate	68%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Index 500 - Service Class 2	-9.52%	17.93%	16.92%
S&P 500	-9.10%	18.33%	17.30%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2 on August 27, 1992, when the fund started. As the chart shows, by December 31, 2000 the value of the investment would have grown to $36,880 - a 268.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,896 - a 278.96% increase.

Investment Summary

Top Ten Stocks as of December 31, 2000
% of fund's net assets
General Electric Co.	4.0
Exxon Mobil Corp.	2.6
Pfizer, Inc.	2.5
Cisco Systems, Inc.	2.3
Citigroup, Inc.	2.2
Wal-Mart Stores, Inc.	2.0
Microsoft Corp.	2.0
American International Group, Inc.	1.9
Merck & Co., Inc.	1.8
Intel Corp.	1.7
23.0
Top Ten Market Sectors as of December 31, 2000
% of fund's net assets
Technology	21.9
Finance	17.4
Health	13.2
Utilities	9.7
Nondurables	6.5
Energy	6.5
Industrial Machinery & Equipment	6.0
Retail & Wholesale	5.8
Media & Leisure	3.9
Basic Industries	3.2

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
James Creighton, who oversees the Index 500
Portfolio's investment
management personnel
as Managing Director for Bankers Trust, sub-adviser of the fund

Q. How did the fund perform, Jim?

A. For the 12-month period that ended December 31, 2000, the fund closely tracked the -9.10% return of the Standard & Poor's 500 Index.

Q. How would you describe the market environment during the past year?

A. It was a challenging environment, one marked by historically high levels of volatility, rapid sector rotations and dramatic style shifts. Technology stocks took center stage early in the period, leading the market's narrow advances. Investors went on a speculative binge in the pursuit of growth, snapping up shares of those companies expected to fuel the new economy. However, the tech bubble burst entering the spring, as the threat of higher interest rates and a sudden loss of confidence in valuation levels sent investors fleeing for stability elsewhere in the market. Given its one-third weighting in technology at the time, the S&P 500 lost more than 11% of its value just weeks after reaching its all-time high on March 27. Bargain hunting buoyed tech stocks in late May and June, as investors - sensing a slowing economy and possibly an end to the Federal Reserve Board's yearlong tightening cycle - began to ease their way back into the market. Earnings worries related to a decelerating economy, however, tempered optimism surrounding rates and spawned confusion and persistent volatility during the summer months. With the Fed choosing not to raise rates in August, stocks staged a "relief rally," lifting the S&P 500 to within points of its record high. However, it was all downhill from there.

Q. What changed the tone in the market?

A. Historically high energy prices and a deeply depressed European currency combined to further dampen the economy and cast a pall over growth stocks. One by one, companies from every industry in the tech sector were belted for failing to meet the Street's earnings forecasts, proving that even tech stocks were not immune to slowdowns and interest-rate cycles. If economic uncertainty wasn't enough reason to keep investors on the sidelines, political uncertainty surrounding an unresolved presidential election further intensified the pessimism that pervaded the market during the fall. Value stocks gained market leadership, as investors poured into economically sensitive cyclical and defensive stocks. The top-performing sectors during the period reflect this style rotation, with health care, finance and energy all posting double-digit returns. However, that wasn't enough to overcome the downturn in the technology sector and prevent the index from posting its first down year in a decade.

Q. Along with technology, which areas of the market suffered the most?

A. First, let me illustrate just how bad it was for big-cap tech stocks during the period. In sharp contrast to 1999, when seven out of the top-10 contributors in the S&P were tech names, there were zero in 2000. In fact, there were only three in the index's top 50 - EMC, Nortel and Oracle. Conversely, there were plenty on the bottom of the list, namely Microsoft, Lucent, Cisco and America Online. Also bringing up the rear were traditional telephone utilities, such as AT&T and WorldCom, which suffered from pricing pressures and increased competition in the consumer long-distance market. A slowdown in advertising spending, among other things, weighed on media stocks, while moderating consumer spending plagued retailing issues.

Q. What drove the market's top sectors during the period?

A. The health sector shined, thanks to the strength of big drug stocks such as Merck, Pfizer and Eli Lilly, which benefited from industry consolidation, strong product pipelines and favorable legislation. In finance, it was the companies involved in higher-growth businesses that performed the best. Insurance stocks, including American International Group, and diversified financials, such as Citigroup, led the way during the period. Finally, energy stocks, particularly the services companies, benefited from a favorable global supply/demand picture.

Q. What's your outlook?

A. Recent economic data suggests that the economy may be slowing more than the Fed originally intended, which leads me to believe that interest-rate cuts could be on the horizon. Although generally positive for stocks, rate cuts usually take six to nine months to take effect in the economy. The prospect of lower rates, declining energy costs and higher stock prices should ultimately cause a gradual re-acceleration in both consumer and capital spending. However, until then, corporations may continue to disappoint on the earnings front, which could keep the markets off balance.

The views expressed in this report reflect those of Bankers Trust only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2000, more than $4.1 billion

Manager: Bankers Trust, since 1997

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.8%
Aerospace & Defense - 1.6%
BFGoodrich Co.	38,200	$ 1,389,525
Boeing Co.	320,068	21,124,488
Honeywell International, Inc.	320,625	15,169,570
ITT Industries, Inc.	32,900	1,274,875
Lockheed Martin Corp.	145,486	4,939,250
Northrop Grumman Corp.	24,100	2,000,300
Rockwell International Corp.	65,700	3,128,963
Textron, Inc.	51,600	2,399,400
United Technologies Corp.	164,700	12,949,538
		64,375,909
Defense Electronics - 0.1%
Raytheon Co. Class B	117,200	3,640,525
Ship Building & Repair - 0.1%
General Dynamics Corp.	69,600	5,428,800
TOTAL AEROSPACE & DEFENSE		73,445,234
BASIC INDUSTRIES - 3.2%
Chemicals & Plastics - 1.9%
Air Products & Chemicals, Inc.	80,200	3,288,200
Ashland, Inc.	24,800	890,072
Avery Dennison Corp.	39,100	2,145,613
Dow Chemical Co.	237,400	8,694,775
E.I. du Pont de Nemours and Co.	365,879	17,676,529
Eastman Chemical Co.	27,275	1,329,656
Engelhard Corp.	44,800	912,800
FMC Corp. (a)	10,700	767,056
Great Lakes Chemical Corp.	20,000	743,750
Hercules, Inc.	37,700	718,656
Newell Rubbermaid, Inc.	97,793	2,224,791
Pharmacia Corp.	452,523	27,603,903
PPG Industries, Inc.	60,800	2,815,800
Praxair, Inc.	55,300	2,453,938
Rohm & Haas Co.	76,136	2,764,689
Sealed Air Corp. (a)	29,360	895,480
Union Carbide Corp.	47,200	2,539,950
		78,465,658
Iron & Steel - 0.1%
Allegheny Technologies, Inc.	31,992	507,873
Crane Co.	22,500	639,844
Nucor Corp.	32,400	1,285,875
USX - U.S. Steel Group	33,000	594,000
Worthington Industries, Inc.	30,150	243,084
		3,270,676
Metals & Mining - 0.4%
Alcan Aluminium Ltd.	119,243	4,084,264
Alcoa, Inc.	299,004	10,016,634
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	55,200	472,650

	Shares	Value (Note 1)
Inco Ltd. (a)	64,436	$ 1,078,804
Phelps Dodge Corp.	28,857	1,610,581
		17,262,933
Packaging & Containers - 0.0%
Ball Corp.	9,930	457,401
Bemis Co., Inc.	15,300	513,506
Tupperware Corp.	19,400	396,488
		1,367,395
Paper & Forest Products - 0.8%
Boise Cascade Corp.	19,200	645,600
Georgia-Pacific Group	80,138	2,494,295
International Paper Co.	169,036	6,898,782
Kimberly-Clark Corp.	183,932	13,002,153
Louisiana-Pacific Corp.	40,600	411,075
Mead Corp.	35,100	1,101,263
Pactiv Corp. (a)	65,100	805,613
Potlatch Corp.	11,200	375,900
Temple-Inland, Inc.	19,400	1,040,325
Westvaco Corp.	31,050	906,272
Weyerhaeuser Co.	80,600	4,090,450
Willamette Industries, Inc.	36,000	1,689,750
		33,461,478
TOTAL BASIC INDUSTRIES		133,828,140
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.2%
Fortune Brands, Inc.	56,800	1,704,000
Masco Corp.	154,900	3,978,994
Sherwin-Williams Co.	57,800	1,520,863
Vulcan Materials Co.	35,300	1,689,988
		8,893,845
Construction - 0.1%
Centex Corp.	20,600	773,788
Kaufman & Broad Home Corp.	16,400	552,475
Massey Energy Corp.	3,930	50,108
Pulte Corp.	14,900	628,594
		2,004,965
TOTAL CONSTRUCTION & REAL ESTATE		10,898,810
DURABLES - 1.8%
Autos, Tires, & Accessories - 1.1%
AutoZone, Inc. (a)	48,250	1,375,125
Cooper Tire & Rubber Co.	28,100	298,563
Cummins Engine Co., Inc.	15,800	599,413
Dana Corp.	57,966	887,604
Danaher Corp.	49,300	3,370,888
Delphi Automotive Systems Corp.	197,835	2,225,644
Eaton Corp.	25,300	1,902,244
Ford Motor Co.	649,234	15,216,422
General Motors Corp.	195,078	9,936,786
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Autos, Tires, & Accessories - continued
Genuine Parts Co.	61,750	$ 1,617,078
Goodyear Tire & Rubber Co.	54,800	1,259,852
Johnson Controls, Inc.	29,400	1,528,800
Navistar International Corp. (a)	22,770	596,289
PACCAR, Inc.	27,890	1,373,583
TRW, Inc.	42,100	1,631,375
Visteon Corp.	54,894	631,281
		44,450,947
Consumer Durables - 0.4%
Minnesota Mining & Manufacturing Co.	138,400	16,677,200
Snap-On, Inc.	20,300	565,863
		17,243,063
Consumer Electronics - 0.1%
Black & Decker Corp.	30,300	1,189,275
Maytag Corp.	30,700	991,994
Whirlpool Corp.	23,600	1,125,425
		3,306,694
Home Furnishings - 0.0%
Leggett & Platt, Inc.	68,500	1,297,219
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	21,900	911,588
NIKE, Inc. Class B	98,200	5,480,788
Reebok International Ltd. (a)	19,800	541,332
VF Corp.	41,300	1,496,712
		8,430,420
TOTAL DURABLES		74,728,343
ENERGY - 6.5%
Energy Services - 0.8%
Baker Hughes, Inc.	114,630	4,764,309
Halliburton Co.	156,500	5,673,125
McDermott International, Inc.	19,200	206,400
Nabors Industries, Inc. (a)	50,517	2,988,081
Rowan Companies, Inc. (a)	31,800	858,600
Schlumberger Ltd. (NY Shares)	200,100	15,995,494
Transocean Sedco Forex, Inc.	73,006	3,358,276
		33,844,285
Oil & Gas - 5.7%
Amerada Hess Corp.	32,100	2,345,306
Anadarko Petroleum Corp.	86,219	6,128,447
Apache Corp.	42,200	2,956,638
Burlington Resources, Inc.	75,657	3,820,679
Chevron Corp.	224,700	18,973,106
Conoco, Inc. Class B	217,031	6,280,335
Devon Energy Corp.	43,800	2,670,486
EOG Resources, Inc.	43,100	2,357,031
Exxon Mobil Corp.	1,221,433	106,188,332
Kerr-McGee Corp.	32,394	2,168,373

	Shares	Value (Note 1)
Occidental Petroleum Corp.	127,900	$ 3,101,575
Phillips Petroleum Co.	88,600	5,039,125
Royal Dutch Petroleum Co. (NY Shares)	752,375	45,565,711
Sunoco, Inc.	31,200	1,051,050
Texaco, Inc.	191,900	11,921,788
The Coastal Corp.	74,400	6,570,450
Tosco Corp.	51,300	1,740,994
Unocal Corp.	84,250	3,259,422
USX - Marathon Group	107,700	2,988,675
		235,127,523
TOTAL ENERGY		268,971,808
FINANCE - 17.4%
Banks - 5.9%
AmSouth Bancorp.	133,400	2,034,350
Bank of America Corp.	577,640	26,499,235
Bank of New York Co., Inc.	270,100	14,906,144
Bank One Corp.	401,499	14,704,901
BB&T Corp.	137,200	5,119,275
Capital One Financial Corp.	69,400	4,567,388
Chase Manhattan Corp.	455,269	20,686,285
Comerica, Inc.	54,700	3,247,813
Fifth Third Bancorp	160,987	9,618,973
First Union Corp.	342,745	9,532,595
Firstar Corp.	340,442	7,915,277
FleetBoston Financial Corp.	313,083	11,760,180
Huntington Bancshares, Inc.	85,814	1,389,114
J.P. Morgan & Co., Inc.	58,600	9,698,300
KeyCorp	156,014	4,368,392
Mellon Financial Corp.	170,200	8,371,713
National City Corp.	214,642	6,170,958
Northern Trust Corp.	77,400	6,312,938
PNC Financial Services Group, Inc.	102,400	7,481,600
Regions Financial Corp.	74,000	2,021,125
SouthTrust Corp.	59,000	2,400,563
State Street Corp.	55,700	6,918,497
Summit Bancorp	61,300	2,340,894
SunTrust Banks, Inc.	104,800	6,602,400
Synovus Finanical Corp.	95,600	2,575,225
U.S. Bancorp	281,851	8,226,526
Union Planters Corp.	47,400	1,694,550
Wachovia Corp.	70,700	4,109,438
Wells Fargo & Co.	594,300	33,095,081
		244,369,730
Credit & Other Finance - 3.6%
American Express Co.	478,037	26,262,158
CIT Group, Inc. Class A	88,800	1,787,100
Citigroup, Inc.	1,766,881	90,221,361
Countrywide Credit Industries, Inc.	39,200	1,969,800
Household International, Inc.	164,182	9,030,010
MBNA Corp.	295,311	10,908,050
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Old Kent Financial Corp.	44,975	$ 1,967,656
Providian Financial Corp.	99,600	5,727,000
		147,873,135
Federal Sponsored Credit - 1.2%
Fannie Mae	352,900	30,614,075
Freddie Mac	241,900	16,660,863
USA Education, Inc.	55,700	3,787,600
		51,062,538
Insurance - 4.4%
Aetna, Inc. (a)	49,500	2,032,594
AFLAC, Inc.	92,200	6,655,688
Allstate Corp.	258,042	11,240,955
AMBAC Financial Group, Inc.	37,050	2,160,478
American General Corp.	85,652	6,980,638
American International Group, Inc.	812,768	80,108,446
Aon Corp.	102,325	3,504,631
CIGNA Corp.	55,200	7,302,960
Cincinnati Financial Corp.	55,900	2,211,544
Conseco, Inc.	113,216	1,493,036
Hartford Financial Services Group, Inc.	78,300	5,529,938
Jefferson-Pilot Corp.	36,800	2,750,800
Lincoln National Corp.	67,800	3,207,788
Loews Corp.	36,300	3,759,319
Marsh & McLennan Companies, Inc.	94,150	11,015,550
MBIA, Inc.	33,700	2,498,013
MetLife, Inc.	270,600	9,471,000
MGIC Investment Corp.	36,800	2,481,700
Progressive Corp.	24,700	2,559,538
SAFECO Corp.	45,800	1,505,675
The Chubb Corp.	63,400	5,484,100
The St. Paul Companies, Inc.	73,392	3,986,103
Torchmark Corp.	45,500	1,748,906
UnumProvident Corp.	83,138	2,234,334
		181,923,734
Savings & Loans - 0.4%
Charter One Financial, Inc.	76,335	2,204,173
Golden West Financial Corp.	56,400	3,807,000
Washington Mutual, Inc.	189,762	10,069,246
		16,080,419
Securities Industry - 1.9%
Bear Stearns Companies, Inc.	39,297	1,991,867
Charles Schwab Corp.	480,500	13,634,188
Franklin Resources, Inc.	86,100	3,280,410
Lehman Brothers Holdings, Inc.	83,900	5,673,738
Merrill Lynch & Co., Inc.	279,700	19,072,044
Morgan Stanley Dean Witter & Co.	396,612	31,431,501

	Shares	Value (Note 1)
Stilwell Financial, Inc.	77,200	$ 3,044,575
T. Rowe Price Group, Inc. (a)	41,400	1,749,797
		79,878,120
TOTAL FINANCE		721,187,676
HEALTH - 13.2%
Drugs & Pharmaceuticals - 9.1%
Allergan, Inc.	45,900	4,443,694
ALZA Corp. (a)	82,200	3,493,500
American Home Products Corp.	458,400	29,131,320
Amgen, Inc. (a)	361,800	23,132,588
Bausch & Lomb, Inc.	18,600	752,138
Biogen, Inc. (a)	52,500	3,153,281
Bristol-Myers Squibb Co.	685,300	50,669,369
Chiron Corp. (a)	64,200	2,856,900
Eli Lilly & Co.	394,692	36,731,024
Forest Laboratories, Inc. (a)	30,500	4,052,688
King Pharmaceuticals, Inc. (a)	57,024	2,947,428
Medimmune, Inc. (a)	72,600	3,462,112
Merck & Co., Inc.	815,300	76,332,463
Pfizer, Inc.	2,225,725	102,383,350
Quintiles Transnational Corp. (a)	41,400	866,813
Schering-Plough Corp.	511,600	29,033,300
Sigma-Aldrich Corp.	28,300	1,112,544
Watson Pharmaceuticals, Inc. (a)	35,100	1,796,681
		376,351,193
Medical Equipment & Supplies - 3.5%
Abbott Laboratories	541,400	26,224,063
Baxter International, Inc.	102,100	9,016,706
Becton, Dickinson & Co.	87,500	3,029,688
Biomet, Inc.	60,400	2,397,125
Boston Scientific Corp. (a)	145,000	1,984,688
C.R. Bard, Inc.	18,100	842,781
Cardinal Health, Inc.	97,950	9,758,269
Guidant Corp. (a)	107,000	5,771,313
Johnson & Johnson	492,300	51,722,269
McKesson HBOC, Inc.	98,048	3,518,943
Medtronic, Inc.	426,400	25,743,900
Millipore Corp.	15,500	976,500
St. Jude Medical, Inc. (a)	28,229	1,734,319
Stryker Corp.	69,000	3,490,710
		146,211,274
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	195,112	8,586,879
HEALTHSOUTH Corp. (a)	133,800	2,182,613
Humana, Inc. (a)	56,100	855,525
Manor Care, Inc. (a)	35,800	738,375
Tenet Healthcare Corp.	108,400	4,817,025
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
UnitedHealth Group, Inc.	112,600	$ 6,910,825
Wellpoint Health Networks, Inc. (a)	22,100	2,547,025
		26,638,267
TOTAL HEALTH		549,200,734
INDUSTRIAL MACHINERY & EQUIPMENT - 6.0%
Electrical Equipment - 4.4%
American Power Conversion Corp. (a)	70,000	866,250
Avaya, Inc. (a)	96,808	998,332
Emerson Electric Co.	149,800	11,806,113
General Electric Co.	3,441,379	164,971,055
Scientific-Atlanta, Inc.	55,500	1,807,219
Thomas & Betts Corp.	23,100	373,931
W.W. Grainger, Inc.	32,100	1,171,650
		181,994,550
Industrial Machinery & Equipment - 1.4%
Briggs & Stratton Corp.	8,000	355,000
Caterpillar, Inc.	123,100	5,824,169
Cooper Industries, Inc.	33,746	1,550,207
Deere & Co.	82,100	3,761,206
Dover Corp.	72,100	2,924,556
Illinois Tool Works, Inc.	104,100	6,200,456
Ingersoll-Rand Co.	56,700	2,374,313
Pall Corp.	43,100	918,569
Parker-Hannifin Corp.	38,925	1,717,566
The Stanley Works	31,100	969,931
Timken Co.	20,984	317,383
Tyco International Ltd.	613,363	34,041,647
		60,955,003
Pollution Control - 0.2%
Allied Waste Industries, Inc. (a)	59,800	870,838
Waste Management, Inc.	224,609	6,232,900
		7,103,738
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		250,053,291
MEDIA & LEISURE - 3.9%
Broadcasting - 1.2%
Clear Channel Communications, Inc. (a)	204,442	9,902,659
Comcast Corp. Class A (special) (a)	322,200	13,451,850
Time Warner, Inc.	468,140	24,455,634
		47,810,143
Entertainment - 1.3%
Carnival Corp.	214,000	6,593,875
Viacom, Inc. Class B (non-vtg.) (a)	529,793	24,767,823
Walt Disney Co.	719,200	20,811,850
		52,173,548
Leisure Durables & Toys - 0.2%
Brunswick Corp.	31,600	519,425

	Shares	Value (Note 1)
Harley-Davidson, Inc.	105,000	$ 4,173,750
Hasbro, Inc.	61,904	657,730
Mattel, Inc.	145,776	2,105,005
		7,455,910
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	36,700	967,963
Hilton Hotels Corp.	127,800	1,341,900
Marriott International, Inc. Class A	86,100	3,637,725
Starwood Hotels & Resorts Worldwide, Inc. unit	64,668	2,279,547
		8,227,135
Publishing - 0.5%
American Greetings Corp. Class A	24,300	229,331
Dow Jones & Co., Inc.	27,500	1,557,188
Gannett Co., Inc.	92,400	5,826,975
Harcourt General, Inc.	20,800	1,189,760
Knight-Ridder, Inc.	30,000	1,706,250
McGraw-Hill Companies, Inc.	68,700	4,027,538
Meredith Corp.	17,800	572,938
The New York Times Co. Class A	60,600	2,427,788
Tribune Co.	108,250	4,573,563
		22,111,331
Restaurants - 0.5%
Darden Restaurants, Inc.	46,900	1,072,838
McDonald's Corp.	463,000	15,742,000
Starbucks Corp. (a)	63,500	2,809,875
Tricon Global Restaurants, Inc. (a)	54,610	1,802,130
Wendy's International, Inc.	42,700	1,120,875
		22,547,718
TOTAL MEDIA & LEISURE		160,325,785
NONDURABLES - 6.5%
Beverages - 1.7%
Adolph Coors Co. Class B	12,200	979,813
Anheuser-Busch Companies, Inc.	315,100	14,337,050
Brown-Forman Corp. Class B (non-vtg.)	22,800	1,516,200
Coca-Cola Enterprises, Inc.	147,700	2,806,300
The Coca-Cola Co.	875,100	53,326,406
		72,965,769
Foods - 1.9%
Archer-Daniels-Midland Co.	218,954	3,284,310
Campbell Soup Co.	148,300	5,134,888
ConAgra Foods, Inc.	178,500	4,641,000
General Mills, Inc.	105,500	4,701,344
H.J. Heinz Co.	124,150	5,889,366
Hershey Foods Corp.	47,000	3,025,625
Kellogg Co.	139,500	3,661,875
PepsiCo, Inc.	501,300	24,845,681
Quaker Oats Co.	47,100	4,586,363
Ralston Purina Co.	105,200	2,748,350
Sara Lee Corp.	293,500	7,209,094
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - continued
Sysco Corp.	230,800	$ 6,924,000
Wm. Wrigley Jr. Co.	40,700	3,899,569
		80,551,465
Household Products - 2.0%
Avon Products, Inc.	83,900	4,016,713
Clorox Co.	81,300	2,886,150
Colgate-Palmolive Co.	201,900	13,032,645
Gillette Co.	366,100	13,225,363
International Flavors & Fragrances, Inc.	36,300	737,344
Procter & Gamble Co.	460,500	36,120,469
Unilever NV (NY Shares)	198,852	12,515,248
		82,533,932
Tobacco - 0.9%
Philip Morris Companies, Inc.	779,500	34,298,000
UST, Inc.	59,300	1,664,106
		35,962,106
TOTAL NONDURABLES		272,013,272
PRECIOUS METALS - 0.1%
Barrick Gold Corp.	137,000	2,248,913
Homestake Mining Co.	85,500	358,031
Newmont Mining Corp.	58,465	997,559
Placer Dome, Inc.	113,600	1,094,931
TOTAL PRECIOUS METALS		4,699,434
RETAIL & WHOLESALE - 5.8%
Apparel Stores - 0.3%
Gap, Inc.	295,275	7,529,513
The Limited, Inc.	149,780	2,555,621
TJX Companies, Inc.	108,100	2,999,775
		13,084,909
Drug Stores - 0.5%
CVS Corp.	136,200	8,163,488
Longs Drug Stores Corp.	13,100	316,038
Walgreen Co.	353,900	14,797,444
		23,276,970
General Merchandise Stores - 3.0%
Consolidated Stores Corp. (a)	36,800	391,000
Costco Wholesale Corp. (a)	154,878	6,185,440
Dillards, Inc. Class A	34,900	412,256
Dollar General Corp.	110,816	2,091,652
Federated Department Stores, Inc. (a)	70,800	2,478,000
JCPenney Co., Inc.	88,600	963,525
Kmart Corp. (a)	165,800	880,813
Kohls Corp. (a)	113,800	6,941,800
Nordstrom, Inc.	47,500	863,906
Sears, Roebuck & Co.	122,100	4,242,975
Target Corp.	312,000	10,062,000

	Shares	Value (Note 1)
The May Department Stores Co.	116,700	$ 3,821,925
Wal-Mart Stores, Inc.	1,578,700	83,868,438
		123,203,730
Grocery Stores - 0.6%
Albertson's, Inc.	148,981	3,947,997
Kroger Co. (a)	292,000	7,902,250
Safeway, Inc. (a)	172,000	10,750,000
SUPERVALU, Inc.	44,100	611,888
Winn-Dixie Stores, Inc.	49,700	962,938
		24,175,073
Retail & Wholesale, Miscellaneous - 1.4%
Alberto-Culver Co. Class B	18,500	792,031
Bed Bath & Beyond, Inc. (a)	95,800	2,143,525
Best Buy Co., Inc. (a)	70,800	2,093,025
Circuit City Stores, Inc. - Circuit City Group	70,800	814,200
Home Depot, Inc.	814,050	37,191,909
Lowe's Companies, Inc.	132,700	5,905,150
Office Depot, Inc. (a)	115,000	819,375
RadioShack Corp.	66,500	2,847,031
Staples, Inc. (a)	163,350	1,929,572
Tiffany & Co., Inc.	48,600	1,536,975
Toys 'R' Us, Inc. (a)	83,900	1,400,081
		57,472,874
TOTAL RETAIL & WHOLESALE		241,213,556
SERVICES - 0.6%
Advertising - 0.2%
Interpublic Group of Companies, Inc.	107,800	4,588,238
Omnicom Group, Inc.	62,200	5,154,825
		9,743,063
Leasing & Rental - 0.0%
Ryder System, Inc.	26,600	442,225
Printing - 0.1%
Deluxe Corp.	26,800	677,236
R.R. Donnelley & Sons Co.	45,500	1,228,500
		1,905,736
Services - 0.3%
Cendant Corp. (a)	241,541	2,324,832
Convergys Corp. (a)	54,100	2,451,406
Ecolab, Inc.	45,100	1,947,756
Fluor Corp. (a)	26,200	866,238
H&R Block, Inc.	35,200	1,456,400
Moody's Corp.	57,100	1,466,756
National Service Industries, Inc.	14,100	362,194
Robert Half International, Inc. (a)	63,400	1,680,100
		12,555,682
TOTAL SERVICES		24,646,706
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 21.9%
Communications Equipment - 4.5%
ADC Telecommunications, Inc. (a)	268,100	$ 4,859,313
Andrew Corp. (a)	30,812	670,161
Cabletron Systems, Inc. (a)	63,000	948,938
Cisco Systems, Inc. (a)	2,527,800	96,688,350
Comverse Technology, Inc. (a)	57,200	6,213,350
Corning, Inc.	326,500	17,243,281
Lucent Technologies, Inc.	1,178,806	15,913,881
Nortel Networks Corp.	1,090,880	34,976,340
Tellabs, Inc. (a)	143,200	8,090,800
		185,604,414
Computer Services & Software - 6.5%
Adobe Systems, Inc.	86,800	5,050,675
America Online, Inc. (a)	824,200	28,682,160
Autodesk, Inc.	21,000	565,688
Automatic Data Processing, Inc.	220,900	13,985,731
BMC Software, Inc. (a)	84,600	1,184,400
BroadVision, Inc. (a)	98,500	1,163,531
Ceridian Corp. (a)	51,200	1,020,800
Citrix Systems, Inc. (a)	62,700	1,410,750
Computer Associates International, Inc.	202,512	3,948,984
Computer Sciences Corp. (a)	58,900	3,541,363
Compuware Corp. (a)	124,900	780,625
Electronic Data Systems Corp.	163,300	9,430,575
Equifax, Inc.	48,400	1,388,475
First Data Corp.	145,200	7,650,225
IMS Health, Inc.	106,700	2,880,900
Intuit, Inc. (a)	72,000	2,839,500
Mercury Interactive Corp. (a)	27,800	2,508,950
Microsoft Corp. (a)	1,873,100	81,245,713
NCR Corp. (a)	33,700	1,655,513
Novell, Inc. (a)	115,300	601,722
Oracle Corp. (a)	1,968,600	57,212,438
Parametric Technology Corp. (a)	93,900	1,261,781
Paychex, Inc.	130,225	6,332,191
PeopleSoft, Inc. (a)	98,800	3,674,125
Sabre Holdings Corp. Class A	48,864	2,107,260
Sapient Corp. (a)	39,600	472,725
Siebel Systems, Inc. (a)	151,400	10,238,425
Unisys Corp. (a)	108,100	1,580,963
VERITAS Software Corp. (a)	137,000	11,987,500
Yahoo!, Inc. (a)	192,400	5,784,025
		272,187,713
Computers & Office Equipment - 5.0%
Adaptec, Inc. (a)	35,700	365,925
Apple Computer, Inc. (a)	118,700	1,765,663
Compaq Computer Corp.	600,662	9,039,963
Dell Computer Corp. (a)	904,600	15,773,963
EMC Corp. (a)	768,350	51,095,275
Gateway, Inc. (a)	111,800	2,011,282

	Shares	Value (Note 1)
Hewlett-Packard Co.	695,800	$ 21,961,188
International Business Machines Corp.	616,000	52,360,000
Lexmark International, Inc. Class A (a)	44,600	1,976,338
Network Appliance, Inc. (a)	109,700	7,041,369
Palm, Inc.	202,475	5,732,573
Pitney Bowes, Inc.	92,500	3,064,063
Sun Microsystems, Inc. (a)	1,128,700	31,462,513
Symbol Technologies, Inc.	51,700	1,861,200
Xerox Corp.	231,800	1,072,075
		206,583,390
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	158,020	8,651,595
Applera Corp. - Applied Biosystems Group	72,500	6,819,531
Applied Materials, Inc. (a)	284,200	10,852,888
KLA-Tencor Corp. (a)	64,200	2,162,738
Novellus Systems, Inc. (a)	45,601	1,638,786
PerkinElmer, Inc.	17,100	1,795,500
Tektronix, Inc.	32,700	1,101,581
Teradyne, Inc. (a)	60,200	2,242,450
Thermo Electron Corp. (a)	61,000	1,814,750
		37,079,819
Electronics - 4.9%
Advanced Micro Devices, Inc. (a)	111,600	1,541,475
Altera Corp. (a)	141,400	3,720,588
Analog Devices, Inc. (a)	125,000	6,398,438
Applied Micro Circuits Corp. (a)	104,300	7,827,389
Broadcom Corp. Class A (a)	82,400	6,921,600
Conexant Systems, Inc. (a)	79,400	1,220,775
Intel Corp.	2,364,400	71,079,775
JDS Uniphase Corp. (a)	337,391	14,064,987
Linear Technology Corp.	114,900	5,314,125
LSI Logic Corp. (a)	110,500	1,888,445
Maxim Integrated Products, Inc. (a)	99,200	4,743,000
Micron Technology, Inc. (a)	198,400	7,043,200
Molex, Inc.	69,300	2,460,150
Motorola, Inc.	764,315	15,477,379
National Semiconductor Corp. (a)	61,800	1,243,725
Power-One, Inc. (a)	26,600	1,045,713
QLogic Corp. (a)	31,800	2,448,600
Sanmina Corp. (a)	52,600	4,030,475
Solectron Corp. (a)	221,361	7,504,138
Texas Instruments, Inc.	607,298	28,770,743
Vitesse Semiconductor Corp. (a)	63,400	3,506,813
Xilinx, Inc. (a)	115,000	5,304,375
		203,555,908
Photographic Equipment - 0.1%
Eastman Kodak Co.	109,400	4,307,625
TOTAL TECHNOLOGY		909,318,869
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.7%
Air Transportation - 0.3%
AMR Corp.	51,300	$ 2,010,319
Delta Air Lines, Inc.	44,700	2,243,381
Southwest Airlines Co.	183,475	6,151,917
US Airways Group, Inc. (a)	24,800	1,005,950
		11,411,567
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	148,454	4,203,104
CSX Corp.	75,738	1,964,454
Norfolk Southern Corp.	128,400	1,709,325
Union Pacific Corp.	86,100	4,369,575
		12,246,458
Trucking & Freight - 0.1%
FedEx Corp. (a)	101,240	4,045,550
TOTAL TRANSPORTATION		27,703,575
UTILITIES - 9.7%
Cellular - 1.0%
ALLTEL Corp.	111,200	6,943,050
Nextel Communications, Inc. Class A (a)	267,500	6,620,625
QUALCOMM, Inc. (a)	262,000	21,533,125
Sprint Corp. - PCS Group Series 1 (a)	325,700	6,656,494
		41,753,294
Electric Utility - 2.6%
AES Corp. (a)	165,900	9,186,713
Allegheny Energy, Inc.	38,900	1,874,494
Ameren Corp.	45,800	2,121,113
American Electric Power Co., Inc.	112,937	5,251,571
Calpine Corp. (a)	92,418	4,164,586
Cinergy Corp.	52,813	1,855,057
CMS Energy Corp.	43,622	1,382,272
Consolidated Edison, Inc.	78,700	3,029,950
Constellation Energy Corp.	50,300	2,266,644
Dominion Resources, Inc.	83,057	5,564,819
DTE Energy Co.	52,900	2,059,794
Duke Energy Corp.	130,507	11,125,722
Edison International	115,200	1,800,000
Entergy Corp.	79,700	3,372,306
Exelon Corp.	112,700	7,912,667
FirstEnergy Corp.	76,700	2,420,844
FPL Group, Inc.	62,800	4,505,900
GPU, Inc.	39,900	1,468,819
Niagara Mohawk Holdings, Inc. (a)	62,600	1,044,638
NiSource, Inc.	78,247	2,406,095
PG&E Corp.	133,500	2,670,000

	Shares	Value (Note 1)
Pinnacle West Capital Corp.	30,000	$ 1,428,750
PPL Corp.	48,540	2,193,401
Progress Energy, Inc.	97,574	4,799,421
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	15,480
Public Service Enterprise Group, Inc.	75,400	3,666,325
Reliant Energy, Inc.	100,722	4,362,522
Southern Co.	224,800	7,474,600
TXU Corp.	91,300	4,045,731
XCEL Energy, Inc.	115,305	3,351,052
		108,821,286
Gas - 1.2%
Dynegy, Inc. Class A	111,419	6,246,428
El Paso Energy Corp.	80,500	5,765,813
Enron Corp.	265,700	22,086,313
KeySpan Corp.	45,100	1,911,113
Kinder Morgan, Inc.	40,400	2,108,375
NICOR, Inc.	16,300	703,956
ONEOK, Inc.	10,706	515,226
Peoples Energy Corp.	12,300	550,425
Sempra Energy	69,641	1,619,153
Williams Companies, Inc.	153,600	6,134,400
		47,641,202
Telephone Services - 4.9%
AT&T Corp.	1,310,148	22,681,937
BellSouth Corp.	653,600	26,756,750
CenturyTel, Inc.	48,500	1,733,875
Global Crossing Ltd. (a)	318,025	4,551,733
Qwest Communications International, Inc. (a)	588,160	24,114,560
SBC Communications, Inc.	1,200,070	57,303,343
Sprint Corp. - FON Group	307,400	6,244,063
Verizon Communications	944,234	47,329,729
WorldCom, Inc. (a)	1,001,755	14,087,180
		204,803,170
TOTAL UTILITIES		403,018,952
TOTAL COMMON STOCKS (Cost $2,774,784,431)		4,125,254,185
Convertible Preferred Stocks - 0.0%

UTILITIES - 0.0%
Electric Utility - 0.0%
NiSource, Inc. $2.60 SAILS (a) (Cost $34,434)	17,218	47,350
U.S. Treasury Obligations - 0.6%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 5.36% to 6.3% 1/4/01 to 3/29/01 (b) (Cost $24,373,149)	-	$ 24,618,000	$ 24,378,411
Cash Equivalents - 8.0%
	Shares
Bankers Trust Institutional Daily Assets Fund, 6.57% (c) (Cost $331,324,105)	331,324,105	331,324,105
TOTAL INVESTMENT PORTFOLIO - 108.0% (Cost $3,130,516,119)		4,481,004,051
NET OTHER ASSETS - (8.0)%		(331,863,254)
NET ASSETS - 100%		$ 4,149,140,797
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 500 Stock Index Contracts	March 2001	$ 19,023,750	$ (139,392)
The face value of futures purchased as a percentage of net assets - 0.5%
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,378,411.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases of securities, other than short-term securities, aggregated $480,429,467. Sales of securities, other than short-term securities, aggregated $1,337,651,473, of which $1,105,950,791 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $53,833,587 on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $1,028,589,587 and $1,063,898,442, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Bankers Trust Company. The commissions paid to these affiliated firms were $0 and $34,914, respectively for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $322,823,479. The fund received cash collateral of $331,324,105 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,134,379,723. Net unrealized appreciation aggregated $1,346,624,328, of which $1,648,657,104 related to appreciated investment securities and $302,032,776 related to depreciated investment securities.

The fund hereby designates approximately $21,559,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2000, the fund had a capital loss carryforward of approximately $12,929,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $3,130,516,119) - See accompanying schedule		$ 4,481,004,051
Cash		36,461
Receivable for fund shares sold		6,666,090
Dividends receivable		3,469,570
Other receivables		45,557
Total assets		4,491,221,729
Liabilities
Payable for investments purchased	$ 7,829,380
Payable for fund shares redeemed	1,503,596
Accrued management fee	637,641
Payable for daily variation on futures contracts	410,603
Other payables and accrued expenses	375,607
Collateral on securities loaned, at value	331,324,105
Total liabilities		342,080,932
Net Assets		$ 4,149,140,797
Net Assets consist of:
Paid in capital		$ 2,766,129,586
Undistributed net investment income		44,119,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,457,049)
Net unrealized appreciation (depreciation) on investments		1,350,348,540
Net Assets		$ 4,149,140,797
Initial Class: Net Asset Value, offering price and redemption price per share ($4,148,727,817 ÷ 27,744,808 shares)		$149.53
Service Class: Net Asset Value, offering price and redemption price per share ($89,661 ÷ 599.9 shares)		$149.46
Service Class 2: Net Asset Value, offering price and redemption price per share ($323,319 ÷ 2,167.3 shares)		$149.18

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 52,788,646
Interest		4,201,935
Security lending		385,890
Total income		57,376,471
Expenses
Management fee	$ 11,346,273
Transfer agent fees	3,079,823
Distribution fees	343
Accounting fees	650,078
Non-interested trustees' compensation	16,114
Registration fees	59,131
Audit	62,896
Legal	33,617
Miscellaneous	218,152
Total expenses before reductions	15,466,427
Expense reductions	(2,271,492)	13,194,935
Net investment income		44,181,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,586,274
Foreign currency transactions	(569)
Futures contracts	(14,113,863)	48,471,842
Change in net unrealized appreciation (depreciation) on:
Investment securities	(537,752,200)
Futures contracts	(1,310,932)	(539,063,132)
Net gain (loss)		(490,591,290)
Net increase (decrease) in net assets resulting from operations		$ (446,409,754)
Other Information Expense reductions FMR reimbursement
Initial class		$ 2,243,429
Service class		24
Service class 2		271
Custodian credits		27,768
		$ 2,271,492

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 44,181,536	$ 51,674,088
Net realized gain (loss)	48,471,842	9,155,111
Change in net unrealized appreciation (depreciation)	(539,063,132)	832,662,055
Net increase (decrease) in net assets resulting from operations	(446,409,754)	893,491,254
Distributions to shareholders From net investment income	(51,736,686)	(39,106,912)
From net realized gain	(22,615,438)	(26,536,833)
Total distributions	(74,352,124)	(65,643,745)
Share transactions - net increase (decrease)	(868,832,015)	938,819,660
Total increase (decrease) in net assets	(1,389,593,893)	1,766,667,169
Net Assets
Beginning of period	5,538,734,690	3,772,067,521
End of period (including undistributed net investment income of $44,119,720 and $51,598,237, respectively)	$ 4,149,140,797	$ 5,538,734,690

Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,463,215	$ 1,364,549,374	12,455,112	$ 1,868,929,324
Reinvested	477,249	74,350,653	468,884	65,643,745
Redeemed	(14,280,085)	(2,308,173,895)	(6,545,615)	(995,753,409)
Net increase (decrease)	(5,339,621)	$ (869,273,868)	6,378,381	$ 938,819,660
Service Class B Sold	600	$ 100,000
Reinvested	-	-
Redeemed	-	-
Net increase (decrease)	600	$ 100,000
Service Class 2 A Sold	2,387	$ 375,234
Reinvested	9	1,470
Redeemed	(229)	(34,851)
Net increase (decrease)	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 51,735,663		$ 39,106,912
Service Class B		-		-
Service Class 2 A		1,023		-
Total		$ 51,736,686		$ 39,106,912
From net realized gain Initial Class		$ 22,614,991		$ 26,536,833
Service Class B		-		-
Service Class 2 A		447		-
Total		$ 22,615,438		$ 26,536,833
		$ 74,352,124		$ 65,643,745

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71
Income from Investment Operations
Net investment income	1.51 D	1.64 D	1.65 D	1.80 D	1.04
Net realized and unrealized gain (loss)	(16.99)	26.88	29.70	26.67	15.55
Total from investment operations	(15.48)	28.52	31.35	28.47	16.59
Less Distributions
From net investment income	(1.67)	(1.40)	(1.36)	(1.03)	(.91)
From net realized gain	(.73)	(.95)	(3.15)	(2.09)	(2.34)
Total distributions	(2.40)	(2.35)	(4.51)	(3.12)	(3.25)
Net asset value, end of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Total Return B, C	(9.30)%	20.52%	28.31%	32.83%	22.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042	$ 823,243
Ratio of expenses to average net assets	.28% F	.28% F	.28% F	.28% F	.28% F
Ratio of net investment income to average net assets	.94%	1.09%	1.33%	1.74%	2.26%
Portfolio turnover rate	10%	8%	4%	9%	14%

Financial Highlights - Service Class

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 166.69
Income from Investment Operations
Net investment income D	.65
Net realized and unrealized gain (loss)	(17.88)
Total from investment operations	(17.23)
Net asset value, end of period	$ 149.46
Total ReturnB, C	(10.34)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 90
Ratio of expenses to average net assets	.38% A, F
Ratio of net investment income to average net assets	.84% A
Portfolio turnover rate	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 163.25
Income from Investment Operations
Net investment income D	1.04
Net realized and unrealized gain (loss)	(12.71)
Total from investment operations	(11.67)
Less Distributions
From net investment income	(1.67)
From net realized gain	(.73)
Total distributions	(2.40)
Net asset value, end of period	$ 149.18
Total Return B, C	(7.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 323
Ratio of expenses to average net assets	.53% A, F
Ratio of net investment income to average net assets	.69% A
Portfolio turnover rate	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class 2	10.77%	6.07%	7.64%
LB Aggregate Bond	11.63%	6.46%	7.96%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1990. By December 31, 2000, the value of the investment would have grown to $20,880 - a 108.80% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,504 - a 115.04% increase.

Investment Summary

Quality Diversification as of December 31, 2000
(Moody's Ratings)	% of fund's investments
Aaa	59.9
Aa	3.9
A	12.6
Baa	16.3
Ba and Below	0.1

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2000
Years	9.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	12.8
Utilities	5.8
Construction & Real Estate	3.1
Media & Leisure	2.4
Energy	1.4

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Kevin?

A. For the 12 months that ended December 31, 2000, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 11.63%.

Q. How would you recap the investment-grade bond market in 2000?

A. In short, the more risk a security had, the worse it performed. So, it's no surprise that Treasuries, one of the few securities without credit risk, outperformed nearly all spread sectors - namely corporate, mortgage and agency securities - and most equities, for that matter, during the period. Early in the year, the U.S. government announced its intent to use federal government surplus funds to pay down the national debt by repurchasing outstanding long-term Treasury securities. The scarcity premium created by a dwindling supply of long-dated Treasuries sent prices soaring and yields plummeting. A series of interest-rate hikes levied by a highly restrictive Federal Reserve Board during the first half of the period aimed at taming inflationary pressures, coupled with persistent flights to safety from nervous equity investors, further bolstered the long bond. By mid-year, Treasuries continued to outperform, as it became increasingly clear that the economy was slowing. However, later in the period, most spread sectors attempted a comeback, which, along with the prospect of smaller government surpluses under a new presidential administration, helped narrow the performance gap relative to Treasuries. All told, investment-grade bonds had their best year since 1995.

Q. What drove fund performance during this time frame?

A. The fund's positioning in Treasuries had a positive impact on performance. Even though we were underweighted relative to the index at this time, we managed to gain ground by way of security selection. We benefited from adding long-term Treasuries and callable Treasuries in advance of the buybacks. We also executed some fairly successful trading strategies that capitalized on dramatic changes in the shape of the Treasury yield curve. Also, owning the right agencies helped, as these long-dated issues rebounded nicely during the period after struggling in the spring under a political cloud in Washington that threatened to strip Fannie Mae and Freddie Mac of their implicit government backing. Finally, the fund's seasoned discount mortgages - those created in 1996 and 1997 - benefited from strong housing turnover fueled by a robust economy. A red-hot housing market meant higher-than-normal prepayment activity, which resulted in a steady windfall for us as we got prepaid at par, or face value, while market prices were at discounts. However, late in the period when mortgage prices were above par, I scaled back modestly on the position due to higher prepayment risk as a result of falling mortgage rates.

Q. How about the fund's corporate bond holdings?

A. Although they posted positive returns, corporate bonds were plagued during the year by deteriorating credit conditions, a slumping stock market and growing supply pressures. While we held corporate bonds, we managed to curb the effects by maintaining a shorter duration early in the period when yield spreads widened the most. Anticipating a slowdown in the U.S. economy earlier in the year, I became much more defensive in terms of our corporate holdings, reducing our risk exposure through increased diversification. Although we weren't immune to a handful of bonds that performed poorly during the period, our positions were quite small, and this helped limit our downside. Despite the fact that most corporates lagged the rest of the market, tactical allocations to high-quality issuers within various subsectors, such as energy and media, aided relative performance. Moreover, by investing in corporate substitutes, including commercial mortgage-backed securities and Yankee bonds - dollar-denominated securities issued by foreign entities - we were able to further diversify the portfolio while increasing its return potential.

Q. What's your outlook?

A. I feel that investment-grade bonds should continue to produce reasonably attractive absolute returns in the coming months. I think there's a lot of value in the non-Treasury markets, especially in the corporate segment where prices haven't been this low in over a decade. By historical standards, investors are currently paid handsomely for taking on additional risk. Since it seems like it will be tougher to make money on Treasuries going forward and given the current credit environment, I plan to maintain a modest overweighting in corporate bonds - focusing on the more defensive sectors and adding to the fund's positions while valuations appear attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2000, more than $740 million

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.8%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	$ 705,000	$ 722,928
BASIC INDUSTRIES - 0.3%
Paper & Forest Products - 0.3%
Fort James Corp.:
6.5% 9/15/02	Baa3	2,000,000	1,934,220
6.625% 9/15/04	Baa3	350,000	325,997
			2,260,217
CONSTRUCTION & REAL ESTATE - 3.1%
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,314,930
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,519,650
			2,834,580
Real Estate Investment Trusts - 2.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	498,857
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	2,885,000	2,847,351
6.625% 2/15/05	Baa1	4,500,000	4,431,645
6.75% 2/15/08	Baa1	4,020,000	3,895,983
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	562,746
Spieker Properties LP:
6.75% 1/15/08	Baa2	7,000,000	6,779,010
6.8% 5/1/04	Baa2	705,000	704,161
			19,719,753
TOTAL CONSTRUCTION & REAL ESTATE			22,554,333
ENERGY - 1.4%
Oil & Gas - 1.4%
Anadarko Petroleum Corp.:
7% 11/15/27	Baa1	1,400,000	1,326,458
7.2% 3/15/29	Baa1	2,490,000	2,450,683
Apache Corp. 7.7% 3/15/26	A3	550,000	566,451
Apache Finance Property Ltd. 6.5% 12/15/07	A3	940,000	931,596
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,135,400
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,900,000	1,866,902
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,321,702
			10,599,192

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - 12.8%
Banks - 4.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	$ 1,000,000	$ 1,003,780
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,014,310
Bank of America Corp. 7.8% 2/15/10	Aa3	4,500,000	4,688,775
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	2,927,520
Bank One Capital III 8.75% 9/1/30	Aa3	1,200,000	1,173,228
Bank One Corp. 7.875% 8/1/10	A1	2,550,000	2,656,667
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	2,150,000	2,146,517
8.55% 9/29/49 (b)(c)	Aa2	2,360,000	2,464,194
Capital One Bank 6.375% 2/15/03	Baa2	930,000	908,182
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,177,951
FleetBoston Financial Corp. 7.25% 9/15/05	A2	1,695,000	1,753,393
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	254,958
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	271,393
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,605,243
7.125% 4/22/04	Baa2	250,000	249,268
7.375% 9/17/04	Baa2	1,320,000	1,320,304
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	342,506
6.875% 11/15/02	Baa2	1,750,000	1,751,068
Providian National Bank 6.75% 3/15/02	Baa3	3,000,000	2,966,490
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,100,000	1,196,712
Union Planters Corp. 6.75% 11/1/05	Baa2	400,000	397,616
Union Planters National Bank 6.81% 8/20/01	A3	500,000	500,110
			32,770,185
Credit & Other Finance - 7.7%
Abbey National Capital Trust I 8.963% 12/29/49 (b)	Aa3	2,205,000	2,274,766
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,051,515
Associates Corp. of North America:
6% 4/15/03	Aa3	1,150,000	1,146,447
6% 7/15/05	Aa3	2,500,000	2,464,150
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - continued
Credit & Other Finance - continued
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	$ 1,100,000	$ 1,133,781
CIT Group, Inc. 5.5% 2/15/04	A1	500,000	476,140
Citigroup, Inc. 7.25% 10/1/10	Aa3	2,900,000	2,996,077
Daimler-Chrysler NA Holding Corp. Series B, 6.59% 6/18/02	A2	250,000	248,583
ERP Operating LP:
6.55% 11/15/01	A3	1,150,000	1,148,620
7.1% 6/23/04	A3	1,000,000	1,004,950
First Security Capital I 8.41% 12/15/26	A3	235,000	218,668
Ford Motor Credit Co.:
7.5% 3/15/05	A2	7,000,000	7,174,090
7.875% 6/15/10	A2	370,000	380,608
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	500,000	513,440
7.625% 6/15/04	A2	2,000,000	2,055,740
7.75% 1/19/10	A2	1,300,000	1,341,626
GS Escrow Corp. 7.125% 8/1/05	Ba1	1,145,000	1,074,479
HSBC Capital Funding LP:
9.547% 12/31/49 (b)(c)	A1	2,600,000	2,852,330
10.176% 12/31/49 (b)(c)	A1	485,000	556,892
ING Capital Funding Trust III 8.439% 12/31/49 (e)	Aa3	2,550,000	2,588,531
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	970,000	955,935
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (c)	Baa1	1,300,000	1,349,504
7.9% 8/15/10 (c)	Baa1	1,100,000	1,152,008
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	1,480,000	1,418,240
5.875% 5/1/04	Baa1	1,080,000	1,037,113
6.875% 11/15/28	Baa1	5,100,000	4,123,809
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	805,950
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,900,000	2,852,875
6.75% 5/15/09	Baa1	785,000	736,683
U.S. West Capital Funding, Inc.:
6.5% 11/15/18	Baa1	660,000	582,839
6.875% 7/15/28	Baa1	205,000	181,052
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,684,160

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (b)(c)	A1	$ 900,000	$ 919,269
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,548,900
Verizon Global Funding Corp.:
6.75% 12/1/05 (c)	A1	3,055,000	3,064,165
7.75% 12/1/30 (c)	A1	2,020,000	2,072,480
			57,186,415
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	724,523
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	750,000	746,918
Securities Industry - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	A2	2,900,000	2,842,261
TOTAL FINANCE			94,270,302
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500,000	1,388,505
MEDIA & LEISURE - 2.4%
Broadcasting - 1.9%
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	2,100,000	1,975,995
Continental Cablevision, Inc. 8.3% 5/15/06	A3	810,000	841,266
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,874,836
TCI Communications, Inc. 9.8% 2/1/12	A3	1,915,000	2,178,236
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,619,985
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,337,538
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	3,000,000	2,993,550
			13,821,406
Entertainment - 0.3%
Viacom, Inc. 7.875% 7/30/30	A3	2,100,000	2,152,786
Publishing - 0.2%
News America, Inc. 7.3% 4/30/28	Baa3	2,310,000	1,861,467
TOTAL MEDIA & LEISURE			17,835,659
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
NONDURABLES - 0.4%
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	$ 1,270,000	$ 1,275,067
Tobacco - 0.2%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	1,800,000	1,752,426
TOTAL NONDURABLES			3,027,493
RETAIL & WHOLESALE - 0.2%
General Merchandise Stores - 0.2%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,735,802
TECHNOLOGY - 1.2%
Computers & Office Equipment - 1.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	3,000,000	2,310,000
6.375% 11/30/01	Baa2	3,200,000	2,944,000
7.23% 8/16/01	Baa2	3,000,000	2,746,650
7.25% 9/1/02	Baa2	1,000,000	770,000
			8,770,650
TRANSPORTATION - 0.9%
Air Transportation - 0.3%
Continental Airlines, Inc. pass thru trust certificates Series 1999 2:
Class C1, 7.73% 9/15/12	Baa1	200,754	198,687
Class C2, 7.434% 3/15/06	Baa1	550,000	549,211
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	352,386	350,818
7.57% 11/18/10	Aa2	465,000	494,165
7.92% 11/18/10	Aa3	500,000	531,960
			2,124,841
Railroads - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	2,992,890
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	1,700,000	1,727,030
			4,719,920
TOTAL TRANSPORTATION			6,844,761
UTILITIES - 5.8%
Electric Utility - 2.1%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,405,560
7.05% 12/11/07 (c)	Baa2	3,000,000	2,909,940

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	$ 1,010,000	$ 1,035,250
8.125% 6/15/10	Baa1	445,000	481,005
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	1,500,000	1,504,965
Florida Power & Light Co. 6.875% 12/1/05	Aa3	2,160,000	2,212,877
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,675,382
Nisource Finance Corp.:
7.625% 11/15/05 (c)	Baa2	1,800,000	1,870,303
7.875% 11/15/10 (c)	Baa2	2,120,000	2,231,669
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	194,094
			15,521,045
Gas - 0.7%
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,306,204
7.625% 11/15/10	A3	925,000	984,570
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	1,000,000	1,040,110
Sempra Energy 7.95% 3/1/10	A2	610,000	603,595
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,038,790
			4,973,269
Telephone Services - 3.0%
AT&T Corp. 6.5% 3/15/29	A2	2,845,000	2,273,923
British Telecommunications PLC:
7.625% 12/15/05	A2	3,000,000	3,029,760
8.625% 12/15/30	A2	3,600,000	3,627,036
Cable & Wireless Optus Ltd.:
8% 6/22/10 (c)	Baa1	1,000,000	1,096,360
8.125% 6/15/09 (c)	Baa1	3,000,000	3,289,680
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,730,000	1,685,262
Telefonica Europe BV 8.25% 9/15/30	A2	1,060,000	1,066,858
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,273,000	3,242,757
7.7% 7/20/29	Baa1	2,091,000	2,081,653
WorldCom, Inc. 6.95% 8/15/28	A3	1,175,000	986,189
			22,379,478
TOTAL UTILITIES			42,873,792
TOTAL NONCONVERTIBLE BONDS (Cost $212,838,859)			212,883,634
U.S. Government and Government Agency Obligations - 26.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 6.8%
Fannie Mae:
6% 12/15/05	Aaa	$ 2,405,000	$ 2,433,379
6.5% 4/29/09	Aaa	3,075,000	3,054,797
7% 7/15/05	Aaa	2,760,000	2,896,703
7.125% 6/15/10	Aaa	2,600,000	2,810,444
7.25% 1/15/10	Aaa	7,765,000	8,432,324
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,458
Federal Home Loan Bank 6.75% 2/1/02	Aaa	3,490,000	3,526,540
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,240,187
6.45% 4/29/09	Aaa	3,000,000	2,968,590
6.75% 3/15/31	Aaa	8,000,000	8,573,760
6.77% 9/15/02	Aaa	150,000	152,649
6.875% 1/15/05	Aaa	2,045,000	2,128,068
7% 7/15/05	Aaa	5,575,000	5,850,238
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	Aaa	1,419,994	1,515,191
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	295,017	300,395
Class 2-E, 9.4% 5/15/02	Aaa	105,439	107,347
Class 3-T, 9.625% 5/15/02	Aaa	7,267	7,414
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	3,556	3,511
Series 1993-D, 5.23% 5/15/05	Aaa	7,660	7,553
Series 1994-A, 7.12% 4/15/06	Aaa	5,631	5,825
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	5,628	5,849

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	$ 5,882	$ 5,895
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	89,425	90,327
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	101,250	100,337
6.86% 4/30/04	Aaa	802,142	814,659
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			50,042,440
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	14,170,000	15,412,142
6.625% 2/15/27	Aaa	2,500,000	2,855,475
8% 11/15/21	Aaa	9,150,000	11,840,649
8.875% 8/15/17	Aaa	1,305,000	1,773,782
12% 8/15/13	Aaa	20,280,000	28,651,787
14% 11/15/11	Aaa	1,465,000	2,097,235
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	510,000	495,893
5.5% 2/15/08	Aaa	1,400,000	1,425,368
5.625% 9/30/01	Aaa	3,750,000	3,748,238
5.75% 8/15/10	Aaa	900,000	943,173
6.5% 5/31/02	Aaa	31,140,000	31,607,100
7% 7/15/06	Aaa	35,250,000	38,367,510
U.S. Treasury Notes - Principal Strips 0% 5/15/02	Aaa	5,020,000	4,669,755
TOTAL U.S. TREASURY OBLIGATIONS			143,888,107
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $188,604,250)			193,930,547
U.S. Government Agency - Mortgage Securities - 31.9%

Fannie Mae - 26.5%
6% 2/1/13 to 2/1/29	Aaa	12,455,600	12,129,972
6.5% 2/1/10 to 10/1/30	Aaa	83,277,257	82,216,220
6.5% 1/1/31 (d)	Aaa	76,000	74,931
7% 12/1/24 to 3/1/29	Aaa	27,930,225	28,010,573
7.5% 7/1/07 to 11/1/29	Aaa	34,692,822	35,238,691
7.5% 1/1/31 (d)	Aaa	18,846,000	19,128,690
8% 3/1/23 to 6/1/30	Aaa	1,507,372	1,553,499
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
8% 1/1/31 (d)	Aaa	$ 17,820,000	$ 18,265,500
8.5% 3/1/25 to 6/1/25	Aaa	17,416	17,982
TOTAL FANNIE MAE			196,636,058
Freddie Mac - 1.1%
7.5% 10/1/30	Aaa	5,965,031	6,056,356
8.5% 3/1/20 to 1/1/28	Aaa	1,909,325	1,975,473
TOTAL FREDDIE MAC			8,031,829
Government National Mortgage Association - 4.3%
6% 8/15/08 to 5/15/09	Aaa	2,504,685	2,505,068
6.5% 10/15/27 to 12/15/28	Aaa	20,736,863	20,513,705
7.5% 3/15/06 to 10/15/28	Aaa	8,304,855	8,461,164
8% 2/15/17	Aaa	118,481	122,998
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			31,602,935
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $235,519,998)			236,270,822
Asset-Backed Securities - 3.4%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,496,715
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	872,988
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	3,990,625
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	830,000	832,464
6.4% 12/15/02	Aa2	480,000	481,950
7.03% 11/15/03	Aaa	209,000	211,874
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	6,912,500
Key Auto Finance Trust:
6.3% 10/15/03	A2	75,844	75,607
6.65% 10/15/03	Baa3	49,531	49,515
Premier Auto Trust 5.59% 2/9/04	Aaa	6,000,000	5,966,220
Railcar Trust 7.75% 6/1/04	Aaa	452,610	466,188

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	$ 2,255,000	$ 2,314,898
7.5% 11/15/07	A2	1,300,000	1,332,500
TOTAL ASSET-BACKED SECURITIES (Cost $24,961,370)			25,004,044
Commercial Mortgage Securities - 2.3%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1:
Class D, 7.12% 1/10/13 (c)	Aa1	2,100,000	2,099,836
Class E, 7.47% 1/10/13 (c)(e)	Baa1	2,650,000	2,649,793
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,062,229
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,170,902
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,000,000	3,206,361
Equitable Life Assurance Society of the United States:
Series 174 Class C1, 7.52% 5/15/06 (c)	A2	500,000	518,594
Series 961 Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	521,016
Fannie Mae sequential pay Series 1996-M5 Class A1, 7.141% 7/25/10 ACES	Aaa	58,822	59,824
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 12/1/15	Aaa	2,000,000	2,057,500
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (c)(e)	Baa3	1,000,000	945,313
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,510,547
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $16,444,111)			16,801,915
Foreign Government and Government Agency Obligations (f) - 3.0%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
British Columbia Province yankee 7% 1/15/03	Aa2	$ 500,000	$ 510,025
Korean Republic yankee 8.75% 4/15/03	Baa2	775,000	805,605
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	510,615
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	255,145
7.5% 7/15/23	A2	8,550,000	9,104,981
7% 1/30/07	A2	1,000,000	1,038,310
7.5% 9/15/29	A2	6,480,000	6,915,456
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,212,000
9.875% 2/1/10	Baa3	2,290,000	2,464,040
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,486,078)			22,816,177
Supranational Obligations - 0.6%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	4,073,840
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.49%, dated 12/29/00 due 1/2/01 (Cost $54,751,000)	$ 54,790,464	54,751,000
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $759,580,506)		766,531,979
NET OTHER ASSETS - (3.6)%		(26,285,730)
NET ASSETS - 100%		$ 740,246,249
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,873,285 or 5.9% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	76.2%	AAA, AA, A	68.5%
Baa	16.3%	BBB	15.8%
Ba	0.1%	BB	1.1%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $984,514,096 and $957,050,571, respectively, of which long-term U.S. government and government agency obligations aggregated $777,713,796 and $740,822,478, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $17,520,200. The weighted average interest rate was 6.05%. Interest earned from the interfund lending program amounted to $29,446 and is included in interest income on the Statement of Operations.

The fund participated in the security lending program. At period end, there were no loans outstanding.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $759,893,269. Net unrealized appreciation aggregated $6,638,710, of which $13,123,675 related to appreciated investment securities and $6,484,965 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $22,612,000 of which $11,269,000 and $11,343,000 will expire on December 31, 2007 and 2008, respectively.

A total of 12.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $54,751,000) (cost $759,580,506) - See accompanying schedule		$ 766,531,979
Cash		135
Receivable for investments sold		2,230,353
Receivable for fund shares sold		3,005,762
Interest receivable		10,154,295
Total assets		781,922,524
Liabilities
Payable for investments purchased Regular delivery	$ 1,865,134
Delayed delivery	37,396,411
Payable for fund shares redeemed	2,075,043
Accrued management fee	254,043
Distribution fees payable	55
Other payables and accrued expenses	85,589
Total liabilities		41,676,275
Net Assets		$ 740,246,249
Net Assets consist of:
Paid in capital		$ 714,497,239
Undistributed net investment income		41,328,235
Accumulated undistributed net realized gain (loss) on investments		(22,530,698)
Net unrealized appreciation (depreciation) on investments		6,951,473
Net Assets		$ 740,246,249
Initial Class: Net Asset Value, offering price and redemption price per share ($739,910,712 ÷ 58,766,801 shares)		$12.59
Service Class: Net Asset Value, offering price and redemption price per share ($106,585 ÷ 8,474 shares)		$12.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($228,952 ÷ 18,264 shares)		$12.54

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 45,027,059
Security lending		65,411
Total income		45,092,470
Expenses
Management fee	$ 2,726,435
Transfer agent fees	430,368
Distribution fees	372
Accounting and security lending fees	176,638
Non-interested trustees' compensation	2,189
Custodian fees and expenses	43,392
Audit	31,222
Legal	4,619
Miscellaneous	27,847
Total expenses before reductions	3,443,082
Expense reductions	(5,296)	3,437,786
Net investment income		41,654,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(10,492,303)
Change in net unrealized appreciation (depreciation) on investment securities		37,499,798
Net gain (loss)		27,007,495
Net increase (decrease) in net assets resulting from operations		$ 68,662,179
Other Information Expense reductions FMR Reimbursement, Service Class 2		$ 910
Custodian credits		4,386
		$ 5,296

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 41,654,684	$ 43,183,071
Net realized gain (loss)	(10,492,303)	(11,737,244)
Change in net unrealized appreciation (depreciation)	37,499,798	(38,771,648)
Net increase (decrease) in net assets resulting from operations	68,662,179	(7,325,821)
Distributions to shareholders From net investment income	(43,339,425)	(28,513,399)
From net realized gain	-	(8,945,380)
Total distributions	(43,339,425)	(37,458,779)
Share transactions - net increase (decrease)	56,071,728	28,823,589
Total increase (decrease) in net assets	81,394,482	(15,961,011)
Net Assets
Beginning of period	658,851,767	674,812,778
End of period (including undistributed net investment income of $41,328,235 and $42,809,963, respectively)	$ 740,246,249	$ 658,851,767
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,063,685	$ 241,746,618	20,833,388	$ 258,967,451
Reinvested	3,827,956	43,332,459	3,052,875	37,458,779
Redeemed	(19,290,975)	(229,327,088)	(21,798,580)	(267,602,641)
Net increase (decrease)	4,600,666	$ 55,751,989	2,087,683	$ 28,823,589
Service Class A Sold	8,474	$ 100,000	-	$ -
Reinvested	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	8,474	$ 100,000	-	$ -
Service Class 2 B Sold	17,796	$ 214,552	-	$ -
Reinvested	615	6,965	-	-
Redeemed	(147)	(1,778)	-	-
Net increase (decrease)	18,264	$ 219,739	-	$ -
Distributions From net investment income Initial Class		$ 43,332,459		$ 28,513,399
Service Class A		-		-
Service Class 2 B		6,966		-
Total		$ 43,339,425		$ 28,513,399
From net realized gain Initial Class		$ -		$ 8,945,380
Service Class A		-		-
Service Class 2 B		-		-
Total		$ -		$ 8,945,380
		$ 43,339,425		$ 37,458,779

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Income from Investment Operations
Net investment income	.771 C	.743 C	.725 C	.759 C	.670
Net realized and unrealized gain (loss)	.499	(.873)	.335	.291	(.290)
Total from investment operations	1.270	(.130)	1.060	1.050	.380
Less Distributions
From net investment income	(.840)	(.510)	(.590)	(.730)	(.620)
From net realized gain	-	(.160)	(.070)	-	-
Total distributions	(.840)	(.670)	(.660)	(.730)	(.620)
Net asset value, end of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Total Return B	11.22%	(1.05)%	8.85%	9.06%	3.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 739,911	$ 658,852	$ 674,813	$ 324,525	$ 228,594
Ratio of expenses to average net assets	.54%	.54%	.57%	.58%	.58%
Ratio of net investment income to average net assets	6.50%	6.07%	5.85%	6.34%	6.49%
Portfolio turnover rate	154%	87%	239%	191%	81%

Financial Highlights - Service Class

Year ended December 31,	2000 D
Selected Per-Share Data
Net asset value, beginning of period	$ 11.800
Income from Investment Operations
Net investment income C	.377
Net realized and unrealized gain (loss)	.403
Total from investment operations	.780
Net asset value, end of period	$ 12.580
Total Return B	6.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Ratio of expenses to average net assets	.64% A
Ratio of net investment income to average net assets	6.40% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Year ended December 31,	2000 E

Selected Per-Share Data
Net asset value, beginning of period	$ 12.060
Income from Investment Operations
Net investment income D	.686
Net realized and unrealized gain (loss)	.634
Total from investment operations	1.320
Less Distributions
From net investment income	(.840)
Net asset value, end of period	$ 12.540
Total Return B, C	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229
Ratio of expenses to average net assets	1.05% A, F
Ratio of net investment income to average net assets	5.99% A
Portfolio turnover rate	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class 2	33.34%	42.81%
S&P MidCap 400	17.51%	19.12%
Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2 - on December 28, 1998, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $20,476 - a 104.76% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,217 - a 42.17% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Freddie Mac	2.9
Genzyme Corp. - General Division	1.3
Fannie Mae	1.2
Concord EFS, Inc.	1.1
CIGNA Corp.	1.0
7.5
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	23.3
Health	19.0
Utilities	8.1
Technology	6.9
Basic Industries	6.2
Asset Allocation as of December 31, 2000
% of fund's net assets *
Stocks 88.1%
Bonds 0.9%
Short-Term Investments and Net Other Assets 11.0%

* Foreign investments 5.0%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially outperforming its benchmark, the Standard & Poor's MidCap 400 Index, which returned 17.51% for the 12-month period ending December 31, 2000.

Q. What factors affected performance?

A. As the period began in early 2000, the telecommunications and technology themes drove market and fund performance. Wireless communications systems increased market penetration throughout the world, and the use of the Internet was expanding. But by the middle of the period, cracks appeared in both trends. The dot-coms started experiencing problems, which hurt technology stocks in general. At the same time, supply in wireless communications began to outpace demand and telecommunications stocks also began to fall. At mid-year, as I saw the slowing growth in both telecommunications and the Internet, I became more cautious and reduced my exposure to technology. While I consistently kept the fund's technology weighting at more than 30% of net assets early in 2000, I cut the exposure to the sector to just under 7% of net assets by December 31. Similarly, my emphasis on energy benefited performance in the first part of the period, while my decision to reduce exposure to the sector helped in the second six months. Energy investments fell from almost 11% of net assets on June 30 to just 4.0% on December 31. I cut the emphasis on energy as stocks hit my target prices and OPEC began showing less discipline in controlling supply.

Q. Why did you increase finance and health care, which were the fund's two largest weightings, at 23.3% and 19.0% of net assets, respectively, at the end of the period?

A. I raised my finance weighting substantially in the final weeks of the year. As weakness appeared in the economy, I believed the Federal Reserve Board would have to cut short-term rates sooner and more significantly than most observers expected. Because of slowing economic growth, I wanted to avoid the technology sector. I also wanted to avoid exposure to credit risk, which meant de-emphasizing banks that might be lenders to technology companies. I favored companies that would benefit from a lower interest-rate environment, but which were not credit sensitive. These included Freddie Mac and Fannie Mae, two quasi-government, mortgage-oriented institutions, as well as title insurance companies such as Fidelity National Financial and First American Corp. I increased the fund's emphasis in health care, both HMOs and biotechnology, because I saw growth opportunities there, regardless of the overall economic picture. HMOs started to improve their performance as they gained greater control over both their pricing and their costs. In the case of biotechnology, many of the most promising companies were developing products based on genomics, or the science of gene mapping.

Q. What stocks helped performance?

A. Many Internet-related stocks contributed early in the year. A good example is Veritas Software, which was a beneficiary of the need for more data storage capability in electronic commerce. I sold my position in Veritas later in the year because it grew to be too large for the S&P 400 index and because I was concerned about the slowing of Internet growth. Health care stocks also were big contributors. Oxford Health Plans and Trigon Healthcare were two HMOs with very good performance. Myriad Genetics, which is developing diagnostic processes for heart disease and cancer, was a very strong performer, as was Protein Design Labs, a biotech research company. Among finance holdings, Freddie Mac performed very well.

Q. Were there any disappointments?

A. While I cut the technology holdings dramatically, I probably should have moved even earlier. DoubleClick, the leader in Internet advertising, fell sharply as the Internet market slowed. Kopin, which produces wafers for wireless handsets, was a big contributor overall, but I held on to the stock too long and it detracted from performance in the second half of the period. Other technology investments that held back performance later in the period included Qlogic and Pegasus Communications. I have sold my positions in Kopin and QLogic.

Q. What's your outlook, David?

A. The critical issue I face is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While it's true that consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to expand. A key question will be whether major corporations, both domestic and multinational, continue to spend heavily on information technology or whether their technology spending will slow. This is one of the key questions with which I will be wrestling.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2000, more than $945 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. (a)	2,300	$ 153,525
Honeywell International, Inc.	70,500	3,335,531
Rockwell International Corp.	19,700	938,213
		4,427,269
Ship Building & Repair - 0.1%
General Dynamics Corp.	17,700	1,380,600
TOTAL AEROSPACE & DEFENSE		5,807,869
BASIC INDUSTRIES - 6.2%
Chemicals & Plastics - 3.3%
Agrium, Inc.	343,700	4,963,384
Cytec Industries, Inc. (a)	59,600	2,380,275
Georgia Gulf Corp.	65,100	1,110,769
IMC Global, Inc.	201,800	3,140,513
Ivex Packaging Corp. (a)	33,700	368,594
Lyondell Chemical Co.	84,680	1,296,663
Olin Corp.	44,700	988,988
PolyOne Corp.	23,300	136,888
Potash Corp. of Saskatchewan	75,320	5,893,167
Praxair, Inc.	130,600	5,795,375
Solutia, Inc.	35,440	425,280
Union Carbide Corp.	76,800	4,132,800
		30,632,696
Packaging & Containers - 0.2%
Packaging Corp. of America	109,500	1,765,688
Paper & Forest Products - 2.7%
Bowater, Inc.	33,500	1,888,563
Georgia-Pacific Group	140,100	4,360,613
International Paper Co.	130,500	5,326,031
Kimberly-Clark Corp.	49,900	3,527,431
Mead Corp.	66,000	2,070,750
Pactiv Corp. (a)	223,000	2,759,625
Smurfit-Stone Container Corp. (a)	62,900	939,569
Weyerhaeuser Co.	18,400	933,800
Willamette Industries, Inc.	82,800	3,886,425
		25,692,807
TOTAL BASIC INDUSTRIES		58,091,191
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.6%
American Standard Companies, Inc. (a)	56,830	2,802,429
Flowserve Corp.	29,600	632,700
York International Corp.	62,100	1,905,694
		5,340,823
Construction - 0.4%
Centex Corp.	50,500	1,896,906

	Shares	Value (Note 1)
Kaufman & Broad Home Corp.	36,900	$ 1,243,069
Pulte Corp.	10,200	430,313
		3,570,288
Engineering - 0.1%
Lexent, Inc.	3,900	66,788
Tetra Tech, Inc. (a)	24,900	793,688
		860,476
Real Estate Investment Trusts - 0.0%
Spieker Properties, Inc.	11,900	596,488
TOTAL CONSTRUCTION & REAL ESTATE		10,368,075
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	22,900	1,565,788
O'Reilly Automotive, Inc. (a)	69,500	1,859,125
Superior Industries International, Inc.	11,900	375,594
		3,800,507
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	61,700	7,434,850
Home Furnishings - 0.5%
Herman Miller, Inc.	23,700	681,375
Hillenbrand Industries, Inc.	67,200	3,460,800
HON Industries, Inc.	15,200	387,600
		4,529,775
Textiles & Apparel - 0.8%
Liz Claiborne, Inc.	37,770	1,572,176
Mohawk Industries, Inc. (a)	16,800	459,900
Reebok International Ltd. (a)	114,750	3,137,265
Shaw Industries, Inc.	19,300	365,494
Timberland Co. Class A (a)	37,400	2,501,125
		8,035,960
TOTAL DURABLES		23,801,092
ENERGY - 4.0%
Energy Services - 2.0%
BJ Services Co. (a)	33,480	2,305,935
Diamond Offshore Drilling, Inc.	5,700	228,000
ENSCO International, Inc.	68,210	2,323,403
Global Marine, Inc. (a)	97,800	2,775,075
Halliburton Co.	24,400	884,500
Helmerich & Payne, Inc.	15,200	666,900
Noble Drilling Corp. (a)	34,790	1,511,191
Pride International, Inc. (a)	19,500	480,188
Rowan Companies, Inc. (a)	9,200	248,400
Smith International, Inc. (a)	16,900	1,260,106
Tidewater, Inc.	39,450	1,750,594
Transocean Sedco Forex, Inc.	18,600	855,600
Varco International, Inc. (a)	66,148	1,438,708
Weatherford International, Inc.	50,530	2,387,543
		19,116,143
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 2.0%
Apache Corp.	17,550	$ 1,229,597
Burlington Resources, Inc.	7,500	378,750
Conoco, Inc. Class B	111,500	3,226,531
Cooper Cameron Corp. (a)	26,760	1,767,832
Devon Energy Corp.	11,961	729,287
EOG Resources, Inc.	52,300	2,860,156
Grant Prideco, Inc. (a)	36,430	799,183
Kerr-McGee Corp.	6,170	413,004
Noble Affiliates, Inc.	16,070	739,220
Ocean Energy, Inc.	47,890	832,089
Tosco Corp.	92,130	3,126,662
USX - Marathon Group	15,890	440,948
Valero Energy Corp.	62,700	2,331,656
		18,874,915
TOTAL ENERGY		37,991,058
FINANCE - 23.3%
Banks - 1.7%
Commerce Bancorp, Inc.	31,110	2,127,146
Cullen/Frost Bankers, Inc.	47,500	1,986,094
Fifth Third Bancorp	22,500	1,344,375
Mercantile Bankshares Corp.	56,600	2,444,413
North Fork Bancorp, Inc.	115,900	2,846,794
PNC Financial Services Group, Inc.	20,500	1,497,781
U.S. Bancorp	122,500	3,575,469
		15,822,072
Credit & Other Finance - 2.1%
Concord EFS, Inc. (a)	239,460	10,521,274
Countrywide Credit Industries, Inc.	71,300	3,582,825
Greenpoint Financial Corp.	87,800	3,594,313
Investors Financial Services Corp.	18,100	1,556,600
MBNA Corp.	12,600	465,413
		19,720,425
Federal Sponsored Credit - 4.7%
Fannie Mae	129,100	11,199,425
Freddie Mac	401,410	27,647,074
USA Education, Inc.	89,400	6,079,200
		44,925,699
Insurance - 12.8%
ACE Ltd.	124,700	5,291,956
Aetna, Inc. (a)	36,700	1,506,994
AFLAC, Inc.	37,150	2,681,766
Allmerica Financial Corp.	25,920	1,879,200
Allstate Corp.	132,600	5,776,388
AMBAC Financial Group, Inc.	92,310	5,382,827
American Financial Group, Inc.	43,900	1,166,094
American General Corp.	9,090	740,835
American International Group, Inc.	44,000	4,336,750
Arthur J. Gallagher & Co.	42,300	2,691,338

	Shares	Value (Note 1)
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,171,000
Class B (a)	2,443	5,750,822
ChoicePoint, Inc. (a)	59,600	3,907,525
CIGNA Corp.	71,150	9,413,145
Everest Re Group Ltd.	48,680	3,486,705
Fidelity National Financial, Inc.	203,100	7,502,006
First American Corp.	148,100	4,868,788
First Health Group Corp. (a)	59,600	2,775,125
Hartford Financial Services Group, Inc.	38,670	2,731,069
Hilb, Rogal & Hamilton Co.	17,900	713,763
Jefferson-Pilot Corp.	31,250	2,335,938
John Hancock Financial Services, Inc.	139,200	5,237,400
Loews Corp.	28,100	2,910,106
Markel Corp. (a)	5,700	1,031,700
MBIA, Inc.	30,510	2,261,554
Mercury General Corp.	31,300	1,373,288
MetLife, Inc.	60,000	2,100,000
MGIC Investment Corp.	14,100	950,869
Nationwide Financial Services, Inc. Class A	39,400	1,871,500
Progressive Corp.	16,400	1,699,450
Protective Life Corp.	71,680	2,311,680
SAFECO Corp.	28,800	946,800
The Chubb Corp.	66,560	5,757,440
The St. Paul Companies, Inc.	50,400	2,737,350
Torchmark Corp.	52,600	2,021,813
Unitrin, Inc.	4,700	190,938
UnumProvident Corp.	17,800	478,375
XL Capital Ltd. Class A	60,700	5,303,663
		121,293,960
Savings & Loans - 1.6%
Astoria Financial Corp.	37,900	2,058,444
Dime Bancorp, Inc.	129,190	3,819,179
Golden State Bancorp, Inc.	84,100	2,643,894
Roslyn Bancorp, Inc.	46,300	1,264,569
TCF Financial Corp.	60,500	2,696,031
Washington Mutual, Inc.	52,100	2,764,556
		15,246,673
Securities Industry - 0.4%
Goldman Sachs Group, Inc.	24,300	2,598,581
Lehman Brothers Holdings, Inc.	12,000	811,500
		3,410,081
TOTAL FINANCE		220,418,910
HEALTH - 19.0%
Drugs & Pharmaceuticals - 10.2%
Abgenix, Inc. (a)	700	41,344
Alkermes, Inc. (a)	66,500	2,086,438
Alliance Pharmaceutical Corp. (a)	11,900	102,638
Alpharma, Inc. Class A	19,400	851,175
Andrx Corp. - Andrx Group (a)	7,100	410,913
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Aviron (a)	100,780	$ 6,733,364
Biovail Corp. (a)	62,200	2,422,946
Bristol-Myers Squibb Co.	69,060	5,106,124
Carter-Wallace, Inc.	58,800	1,962,450
Celgene Corp. (a)	125,840	4,089,800
Cell Therapeutics, Inc. (a)	32,800	1,478,050
Cerus Corp. (a)	8,600	647,150
CIMA Labs, Inc. (a)	20,200	1,314,263
Collateral Therapeutics, Inc. (a)	12,000	212,250
COR Therapeutics, Inc. (a)	24,240	852,945
Corixa Corp. (a)	39,300	1,095,488
CV Therapeutics, Inc. (a)	13,205	934,254
Enzon, Inc. (a)	30,000	1,861,875
Forest Laboratories, Inc. (a)	20,370	2,706,664
Genzyme Corp. - General Division (a)	131,404	11,818,147
Gilead Sciences, Inc. (a)	30,010	2,488,954
IDEC Pharmaceuticals Corp. (a)	22,900	4,340,981
ImClone Systems, Inc. (a)	127,900	5,627,600
Incyte Genomics, Inc. (a)	9,100	226,363
Inspire Pharmaceuticals, Inc.	13,800	359,663
Intermune Pharmaceuticals, Inc.	47,300	2,110,763
Inverness Medical Technology, Inc. (a)	13,200	513,975
IVAX Corp. (a)	23,200	888,560
King Pharmaceuticals, Inc. (a)	45,500	2,351,781
KV Pharmaceutical Co. Class A (a)	42,700	1,067,500
Medarex, Inc. (a)	16,200	660,150
Millennium Pharmaceuticals, Inc. (a)	106,124	6,566,423
Mylan Laboratories, Inc.	47,900	1,206,481
Myriad Genetics, Inc. (a)	5,500	455,125
Noven Pharmaceuticals, Inc. (a)	500	18,688
PRAECIS Pharmaceuticals, Inc.	35,900	1,050,075
Protein Design Labs, Inc. (a)	12,220	1,061,613
QLT, Inc. (a)	45,300	1,270,588
Schering-Plough Corp.	17,200	976,100
Sepracor, Inc. (a)	57,060	4,571,933
Shire Pharmaceuticals Group PLC ADR (a)	17,100	787,669
Sigma-Aldrich Corp.	81,800	3,215,763
Teva Pharmaceutical Industries Ltd. sponsored ADR	69,600	5,098,200
Titan Pharmaceuticals, Inc. (a)	10,800	381,996
United Therapeutics Corp. (a)(c)	8,600	126,850
Vertex Pharmaceuticals, Inc. (a)	36,800	2,631,200
		96,783,272
Medical Equipment & Supplies - 3.1%
Abbott Laboratories	15,800	765,313
AmeriSource Health Corp. Class A (a)	60,000	3,030,000
Apogent Technologies, Inc.	7,130	146,165
Biomet, Inc.	74,100	2,940,844
Cardinal Health, Inc.	64,900	6,465,663

	Shares	Value (Note 1)
Cygnus, Inc. (a)	19,800	$ 96,525
McKesson HBOC, Inc.	81,500	2,925,035
Medtronic, Inc.	22,800	1,376,550
Novoste Corp. (a)	60,200	1,655,500
Priority Healthcare Corp. Class B (a)	52,200	2,130,413
St. Jude Medical, Inc. (a)	70,700	4,343,631
Steris Corp. (a)	25,700	414,413
Stryker Corp.	46,600	2,357,494
Sybron Dental Specialties, Inc. (a)	16,943	285,919
		28,933,465
Medical Facilities Management - 5.7%
AmeriPath, Inc. (a)	97,300	2,432,500
Express Scripts, Inc. Class A (a)	69,580	7,114,555
HCA - The Healthcare Co.	86,800	3,820,068
Health Management Associates, Inc. Class A (a)	168,400	3,494,300
HEALTHSOUTH Corp. (a)	187,400	3,056,963
Laboratory Corp. of America Holdings (a)	4,800	844,800
Lifepoint Hospitals, Inc. (a)	47,200	2,365,900
Lincare Holdings, Inc. (a)	19,900	1,135,544
Oxford Health Plans, Inc. (a)	160,900	6,355,550
Quest Diagnostics, Inc. (a)	14,800	2,101,600
Tenet Healthcare Corp.	69,000	3,066,188
Trigon Healthcare, Inc. (a)	97,470	7,584,384
UnitedHealth Group, Inc.	112,800	6,923,100
Wellpoint Health Networks, Inc. (a)	27,200	3,134,800
		53,430,252
TOTAL HEALTH		179,146,989
HOLDING COMPANIES - 0.0%
Leucadia National Corp.	12,500	442,969
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Electrical Equipment - 0.2%
L-3 Communications Holdings, Inc. (a)	11,600	893,200
Powerwave Technologies, Inc. (a)	4,900	286,650
Research in Motion Ltd. (a)	7,000	562,633
Vyyo, Inc.	13,800	84,525
		1,827,008
Industrial Machinery & Equipment - 1.0%
CUNO, Inc. (a)	2,300	61,669
Deere & Co.	42,100	1,928,706
Mettler-Toledo International, Inc. (a)	89,400	4,861,125
Parker-Hannifin Corp.	44,200	1,950,325
Tennant Co.	18,800	902,400
		9,704,225
Pollution Control - 1.0%
Allied Waste Industries, Inc. (a)	142,100	2,069,331
Republic Services, Inc. (a)	117,600	2,021,250
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Waste Connections, Inc. (a)	77,500	$ 2,562,344
Waste Management, Inc.	83,100	2,306,025
		8,958,950
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		20,490,183
MEDIA & LEISURE - 1.6%
Broadcasting - 0.3%
Pegasus Communications Corp. (a)	25,590	658,943
Radio One, Inc. Class A (a)	13,970	149,304
Univision Communications, Inc. Class A (a)	37,660	1,541,706
		2,349,953
Entertainment - 0.1%
Park Place Entertainment Corp. (a)	48,400	577,775
Six Flags, Inc. (a)	35,200	605,000
		1,182,775
Leisure Durables & Toys - 0.1%
Mattel, Inc.	92,400	1,334,256
Lodging & Gaming - 0.3%
International Game Technology (a)	52,700	2,529,600
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	3,360	131,460
Restaurants - 0.8%
Brinker International, Inc. (a)	76,200	3,219,450
Jack in the Box, Inc. (a)	104,280	3,069,742
Tricon Global Restaurants, Inc. (a)	48,000	1,584,000
		7,873,192
TOTAL MEDIA & LEISURE		15,401,236
NONDURABLES - 4.8%
Agriculture - 0.2%
Delta & Pine Land Co.	4,900	102,594
Nutreco Holding NV	40,424	2,155,180
		2,257,774
Beverages - 0.6%
Adolph Coors Co. Class B	23,100	1,855,219
Anheuser-Busch Companies, Inc.	27,700	1,260,350
Pepsi Bottling Group, Inc.	55,700	2,224,519
		5,340,088
Foods - 2.7%
Archer-Daniels-Midland Co.	256,000	3,840,000
ConAgra Foods, Inc.	33,100	860,600
Flowers Industries, Inc.	216,500	3,409,875
H.J. Heinz Co.	37,200	1,764,675
Keebler Foods Co.	35,940	1,489,264
McCormick & Co., Inc. (non-vtg.)	41,300	1,489,381
PepsiCo, Inc.	63,100	3,127,394

	Shares	Value (Note 1)
Sysco Corp.	222,200	$ 6,666,000
Wm. Wrigley Jr. Co.	35,300	3,382,181
		26,029,370
Household Products - 0.1%
Colgate-Palmolive Co.	13,100	845,605
Tobacco - 1.2%
Philip Morris Companies, Inc.	125,300	5,513,200
RJ Reynolds Tobacco Holdings, Inc.	118,600	5,781,750
		11,294,950
TOTAL NONDURABLES		45,767,787
PRECIOUS METALS - 1.9%
Agnico-Eagle Mines Ltd.	30,630	183,878
Barrick Gold Corp.	281,940	4,628,164
Meridian Gold, Inc. (a)	146,300	995,371
Newmont Mining Corp.	233,080	3,976,928
Placer Dome, Inc.	288,000	2,775,880
Stillwater Mining Co. (a)	138,420	5,446,827
TOTAL PRECIOUS METALS		18,007,048
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	81,200	1,258,600
Drug Stores - 0.1%
Walgreen Co.	20,700	865,519
Grocery Stores - 0.9%
Kroger Co. (a)	59,500	1,610,219
Safeway, Inc. (a)	28,700	1,793,750
Whole Foods Market, Inc. (a)	73,430	4,488,409
		7,892,378
Retail & Wholesale, Miscellaneous - 0.1%
Alberto-Culver Co. Class B	21,100	903,344
TOTAL RETAIL & WHOLESALE		10,919,841
SERVICES - 1.9%
Advertising - 0.5%
ADVO, Inc. (a)	68,750	3,050,781
DoubleClick, Inc. (a)	74,100	815,100
Omnicom Group, Inc.	15,300	1,267,988
		5,133,869
Leasing & Rental - 0.1%
GATX Corp.	11,300	563,588
Services - 1.3%
ACNielsen Corp. (a)	26,400	957,000
Cintas Corp.	175,290	9,323,237
Convergys Corp. (a)	7,400	335,313
Ecolab, Inc.	14,800	639,175
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
National Processing, Inc. (a)	33,900	$ 576,300
Robert Half International, Inc. (a)	15,140	401,210
		12,232,235
TOTAL SERVICES		17,929,692
TECHNOLOGY - 6.9%
Communications Equipment - 0.6%
CIENA Corp. (a)	5,220	424,125
Comverse Technology, Inc. (a)	8,750	950,469
Natural MicroSystems Corp. (a)	10,300	101,713
Nokia AB sponsored ADR	77,400	3,366,900
Plantronics, Inc. (a)	18,300	860,100
		5,703,307
Computer Services & Software - 4.9%
Affiliated Computer Services, Inc. Class A (a)	25,320	1,536,607
Avant! Corp. (a)	2,900	53,106
Cadence Design Systems, Inc. (a)	126,620	3,482,050
Cerner Corp. (a)	15,700	726,125
DST Systems, Inc. (a)	31,400	2,103,800
Eclipsys Corp. (a)	59,800	1,465,100
Electronic Arts, Inc. (a)	23,100	984,638
Fiserv, Inc. (a)	43,000	2,039,813
Informix Corp. (a)	37,700	111,922
J.D. Edwards & Co. (a)	61,000	1,086,563
Jack Henry & Associates, Inc.	21,800	1,354,325
Kana Communications, Inc. (a)	104,000	1,196,000
Mentor Graphics Corp. (a)	95,800	2,628,513
PeopleSoft, Inc. (a)	100,100	3,722,469
Polycom, Inc. (a)	32,100	1,033,219
Rational Software Corp. (a)	137,000	5,334,438
SunGard Data Systems, Inc. (a)	103,500	4,877,438
Sybase, Inc. (a)	69,400	1,374,988
Synopsys, Inc. (a)	17,400	825,413
The BISYS Group, Inc. (a)	133,100	6,937,838
webMethods, Inc.	40,700	3,619,756
		46,494,121
Computers & Office Equipment - 0.2%
FileNET Corp. (a)	47,400	1,291,650
Juniper Networks, Inc. (a)	3,060	385,751
Network Appliance, Inc. (a)	80	5,135
Quantum Corp. - Hard Disk Drive Group (a)	700	5,600
		1,688,136
Electronic Instruments - 1.1%
Applera Corp. - Applied Biosystems Group	8,610	809,878
Thermo Electron Corp. (a)	76,200	2,266,950

	Shares	Value (Note 1)
Varian, Inc. (a)	14,450	$ 489,494
Waters Corp. (a)	79,820	6,664,970
		10,231,292
Electronics - 0.1%
MIPS Technologies, Inc.:
Class A (a)	7,600	202,825
Class B (a)	100	2,548
NVIDIA Corp. (a)	6,900	226,083
TriQuint Semiconductor, Inc.	21,400	934,913
		1,366,369
TOTAL TECHNOLOGY		65,483,225
TRANSPORTATION - 2.8%
Air Transportation - 0.9%
Atlantic Coast Airlines Holdings, Inc. (a)	37,000	1,512,375
Continental Airlines, Inc. Class B (a)	10,100	521,413
Northwest Airlines Corp. (a)	18,000	542,250
SkyWest, Inc.	14,200	408,250
Southwest Airlines Co.	175,550	5,886,192
		8,870,480
Railroads - 0.8%
Burlington Northern Santa Fe Corp.	31,640	895,808
Canadian National Railway Co.	52,000	1,538,287
CSX Corp.	65,600	1,701,500
Norfolk Southern Corp.	59,800	796,088
Union Pacific Corp.	53,350	2,707,513
		7,639,196
Shipping - 0.2%
OMI Corp. (a)	14,300	92,056
Teekay Shipping Corp.	33,900	1,288,200
		1,380,256
Trucking & Freight - 0.9%
C.H. Robinson Worldwide, Inc.	53,950	1,696,053
Expeditors International of Washington, Inc.	65,300	3,505,794
Forward Air Corp. (a)	35,385	1,320,303
Landstar System, Inc. (a)	18,800	1,042,225
United Parcel Service, Inc. Class B	13,500	793,969
		8,358,344
TOTAL TRANSPORTATION		26,248,276
UTILITIES - 8.1%
Cellular - 0.4%
ALLTEL Corp.	37,200	2,322,675
QUALCOMM, Inc. (a)	13,500	1,109,531
Telephone & Data Systems, Inc.	3,302	297,180
		3,729,386
Electric Utility - 6.6%
AES Corp. (a)	57,260	3,170,773
Allegheny Energy, Inc.	72,600	3,498,413
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
Ameren Corp.	66,100	$ 3,061,256
American Electric Power Co., Inc.	97,000	4,510,500
Calpine Corp. (a)	61,680	2,779,455
Cinergy Corp.	21,600	758,700
Citizens Communications Co. (a)	46,000	603,750
Constellation Energy Corp.	15,800	711,988
DPL, Inc.	172,600	5,728,163
Duke Energy Corp.	40,700	3,469,675
Exelon Corp.	78,800	5,532,548
IPALCO Enterprises, Inc.	64,180	1,552,354
NiSource, Inc.	81,670	2,511,353
NRG Energy, Inc.	36,500	1,015,156
NSTAR Companies	37,800	1,620,675
Public Service Enterprise Group, Inc.	58,200	2,829,975
Reliant Energy, Inc.	46,000	1,992,375
SCANA Corp.	97,900	2,894,169
Southern Co.	163,300	5,429,725
Southern Energy, Inc.	46,500	1,316,531
TECO Energy, Inc.	12,900	417,638
TNPC, Inc.	39,600	388,575
TXU Corp.	43,400	1,923,163
Utilicorp United, Inc.	46,100	1,429,100
XCEL Energy, Inc.	121,900	3,542,719
		62,688,729
Gas - 1.0%
Dynegy, Inc. Class A	36,194	2,029,126
Equitable Resources, Inc.	40,300	2,690,025
Kinder Morgan, Inc.	58,680	3,062,362
Questar Corp.	51,600	1,551,225
		9,332,738
Telephone Services - 0.1%
CenturyTel, Inc.	21,900	782,925
TOTAL UTILITIES		76,533,778
TOTAL COMMON STOCKS (Cost $725,990,466)		832,849,219
Convertible Preferred Stocks - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
Southern Energy, Inc. Series A, $3.125	2,600	161,200
UTILITIES - 0.0%
Electric Utility - 0.0%
NiSource, Inc. $2.60 SAILS	1,037	2,852
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $132,074)		164,052
U.S. Treasury Obligations - 1.0%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 6% to 6.26% 1/11/01 to 3/1/01	-	$ 1,300,000	$ 1,295,044
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	5,700,000	6,199,662
6.25% 5/15/30	Aaa	1,600,000	1,784,992
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,289,564)			9,279,698
Cash Equivalents - 12.6%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	116,410,166	116,410,166
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	2,696,400	2,696,400
TOTAL CASH EQUIVALENTS (Cost $119,106,566)		119,106,566
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $854,518,670)		961,399,535
NET OTHER ASSETS - (1.7)%		(16,393,062)
NET ASSETS - 100%		$ 945,006,473
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
United Therapeutics Corp.	7/13/00	$ 946,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,544,918,419 and $801,530,552.
The market value of futures contracts opened and closed during the period amounted to $81,165,819 and $80,735,402, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $65,222 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $126,850 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,571,956. The fund received cash collateral of $2,696,400 which was invested in cash equivalents.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $860,273,593. Net unrealized appreciation aggregated $101,125,942, of which $119,743,433 related to appreciated investment securities and $18,617,491 related to depreciated investment securities.

The fund hereby designates approximately $9,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $17,195,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $15,428,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $854,518,670) - See accompanying schedule		$ 961,399,535
Cash		182,113
Receivable for investments sold		4,653,564
Receivable for fund shares sold		5,536,222
Dividends receivable		562,277
Interest receivable		859,941
Other receivables		4,060
Total assets		973,197,712
Liabilities
Payable for investments purchased	$ 24,546,560
Payable for fund shares redeemed	469,612
Accrued management fee	416,487
Distribution fees payable	35,459
Other payables and accrued expenses	26,721
Collateral on securities loaned, at value	2,696,400
Total liabilities		28,191,239
Net Assets		$ 945,006,473
Net Assets consist of:
Paid in capital		$ 877,368,530
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,241,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,879,848
Net Assets		$ 945,006,473
Initial Class: Net Asset Value, offering price and redemption price per share ($589,026,129 ÷ 29,077,661 shares)		$20.26
Service Class: Net Asset Value, offering price and redemption price per share ($282,941,175 ÷ 13,990,275 shares)		$20.22
Service Class 2: Net Asset Value, offering price and redemption price per share ($73,039,169 ÷ 3,615,337 shares)		$20.20

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 2,432,926
Interest		3,643,910
Security lending		75,614
Total income		6,152,450
Expenses
Management fee	$ 2,074,517
Transfer agent fees	264,159
Distribution fees	201,060
Accounting and security lending fees	129,548
Non-interested trustees' compensation	1,054
Custodian fees and expenses	115,950
Audit	21,126
Legal	2,847
Reports to shareholders	49,812
Miscellaneous	640
Total expenses before reductions	2,860,713
Expense reductions	(171,361)	2,689,352
Net investment income		3,463,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(38,442,549)
Foreign currency transactions	(9,867)
Futures contracts	(642,798)	(39,095,214)
Change in net unrealized appreciation (depreciation) on:
Investment securities	102,517,280
Assets and liabilities in foreign currencies	(937)
Futures contracts	(12,194)	102,504,149
Net gain (loss)		63,408,935
Net increase (decrease) in net assets resulting from operations		$ 66,872,033
Other Information Expense reductions Directed brokerage arrangements		$ 169,031
Custodian credits		2,330
		$ 171,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income (loss)	$ 3,463,098	$ (3,279)
Net realized gain (loss)	(39,095,214)	139,917
Change in net unrealized appreciation (depreciation)	102,504,149	4,343,490
Net increase (decrease) in net assets resulting from operations	66,872,033	4,480,128
Distributions to shareholders From net investment income	(3,490,324)	-
From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(3,621,429)	(172,440)
Share transactions - net increase (decrease)	854,104,079	22,312,614
Total increase (decrease) in net assets	917,354,683	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period	$ 945,006,473	$ 27,651,790
Other Information:	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	30,056,800	$ 574,378,689	67,742	$ 873,931
Reinvested	114,222	2,311,193	755	10,914
Redeemed	(1,207,719)	(23,158,134)	(4,140)	(54,766)
Net increase (decrease)	28,963,303	$ 553,531,748	64,357	$ 830,079
Service Class Sold	13,897,441	$ 261,436,662	1,749,215	$ 22,631,585
Reinvested	55,437	1,095,062	11,186	161,526
Redeemed	(1,662,521)	(31,588,706)	(110,484)	(1,310,576)
Net increase (decrease)	12,290,357	$ 230,943,018	1,649,917	$ 21,482,535
Service Class 2 A Sold	3,839,632	$ 73,663,061
Reinvested	10,659	215,174
Redeemed	(234,954)	(4,248,922)
Net increase (decrease)	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ 2,302,727		$ -
Service Class		973,094		-
Service Class 2 A		214,503		-
Total		$ 3,490,324		$ -
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 3,621,429		$ 172,440

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.00	.00
Net realized and unrealized gain (loss)	4.95	5.05	.31
Total from investment operations	5.14	5.05	.31
Less Distributions
From net investment income	(.08)	-	-
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.13)	(.11)	-
Net asset value, end of period	$ 20.26	$ 15.25	$ 10.31
Total Return B, C	33.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 589,026	$ 1,744	$ 516
Ratio of expenses to average net assets	.74%	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.69% H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	1.01%	.01%	(.27)% A
Portfolio turnover rate	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	(.01)	.00
Net realized and unrealized gain (loss)	4.93	5.05	.31
Total from investment operations	5.10	5.04	.31
Less Distributions
From net investment income	(.07)	-	-
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.12)	(.11)	-
Net asset value, end of period	$ 20.22	$ 15.24	$ 10.31
Total Return B, C	33.54%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 282,941	$ 25,908	$ 516
Ratio of expenses to average net assets	.84%	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.79% H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.92%	(.09)%	(.35)% A
Portfolio turnover rate	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31,1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.14
Net realized and unrealized gain (loss)	5.35
Total from investment operations	5.49
Less Distributions
From net investment income	(.06)
In excess of net realized gain	(.05)
Total distributions	(.11)
Net asset value, end of period	$ 20.20
Total Return B, C	37.12%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 73,039
Ratio of expenses to average net assets	.99% A
Ratio of expenses to average net assets after expense reductions	.94% A, F
Ratio of net investment income to average net assets	.76% A
Portfolio turnover rate	245%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns and yields prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Money Market - Service Class 2	5.91%	5.49%	5.08%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

1/3/01 9/27/00 6/28/00 3/29/00 12/29/99

Fidelity VIP:
Money Market -
Service Class 2 6.10% 6.16% 6.16% 5.51% 5.72%

MMDA 2.11% 2.11% 2.11% 2.04% 2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2000?

A. During the first six months of 2000, interest rates rose due to robust economic growth exhibited in part by the lowest unemployment rate in about 30 years. The Federal Reserve Board raised short-term interest rates three times in an attempt to slow economic growth and subdue inflationary pressures. That backdrop changed in the second half of 2000, with the market anticipating that interest rates would be lower in the coming year.

Q. What caused market sentiment to change?

A. Labor markets remained tight, but pressure there began to ease. The unemployment rate ticked up to 4% in November from a 30-year low of 3.9% in April. Further, initial jobless claims trended consistently higher during the period and layoff announcements became more prevalent, suggesting that some slack in the labor market might be building. Most major stock markets tumbled in 2000, with the technology-laden NASDAQ Composite Index experiencing the sharpest pullback. Consumer demand softened in turn, dampening the wealth effect seen in the late '90s. In that scenario, ever-rising asset prices boosted personal demand - a significant component of gross domestic product (GDP) - during the economic boom of the late '90s. Businesses also invested less; tighter credit made it harder for some companies to borrow enough to sustain their capital spending.

Q. How did this backdrop influence economic growth?

A. Overall, annualized GDP slowed to 2.2% in the third quarter of 2000. Most preliminary fourth quarter estimates also call for less than 3% growth, well below the pace set at the beginning of 2000. Higher energy prices were the main culprit as consumer price inflation increased during the period. With economic growth slowing and a modest inflation outlook, the Federal Reserve Board made no changes to short-term interest rates during the last six months of 2000. However, the Fed did maintain a bias toward raising rates to cool growth until their final meeting of the year on December 19, 2000. At that time, the Fed switched to a bias toward lowering rates. It cited tightening financial conditions, deteriorating consumer sentiment and weaker demand as key reasons for the bias change.

Q. What was your strategy with the fund?

A. I sought to capitalize on market uncertainty regarding future Fed interest-rate policy while maintaining adequate portfolio liquidity. The incremental yield from investing in longer-term instruments was not sufficient to justify the increased risk they carried in an uncertain credit environment. Our strategy was to err on the side of caution, because economic weakness or a possible sudden, screeching halt of the economy concerned us. Therefore, even though the Fed was primed to ease rates in the latter part of the period, we kept most investments in the six-month and under range, looking to protect the fund's net asset value instead of reaching for yield.

Q. What's your outlook?

A. The market is currently pricing in significant Fed rate cuts early in 2001. Speculation is rampant that there may be a credit problem lurking in the wings similar to those the market experienced in fall 1998. The economy has clearly slowed, with consumer confidence continuing to deteriorate due to plunging stock prices, layoff announcements, and higher heating and fuel costs. This last item has caused inflation to tick up a bit recently. Going forward, our focus on credit quality will be very important within this type of environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term investments

Start date: April 1, 1982

Size: as of December 31, 2000, more than $2.2 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Certificates of Deposit - 31.8%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 0.4%
U.S. Bank NA, Minnesota
1/2/01	6.72% (b)	$ 10,000,000	$ 10,000,000
London Branch, Eurodollar, Foreign Banks - 19.5%
Abbey National Treasury Services PLC
3/1/01	6.64	10,000,000	10,000,000
5/17/01	7.36	25,000,000	25,000,000
Barclays Bank PLC
2/8/01	6.65	20,000,000	20,000,000
2/28/01	6.64	5,000,000	5,000,000
Bayerische Hypo-und Vereinsbank AG
2/7/01	6.63	50,000,000	50,000,000
3/1/01	6.64	10,000,000	10,000,000
Den Danske Corp., Inc.
3/20/01	6.42	25,000,000	25,001,066
Dresdner Bank AG
6/20/01	6.25	25,000,000	25,000,000
Halifax PLC
6/29/01	6.07	25,000,000	25,000,000
ING Bank NV
3/1/01	6.62	40,000,000	40,000,000
3/5/01	6.63	15,000,000	15,000,000
3/20/01	6.61	10,000,000	10,000,000
Nationwide Building Society
2/13/01	6.65	15,000,000	15,000,000
2/14/01	6.70	5,000,000	5,000,000
Norddeutsche Landesbank Girozentrale
2/9/01	6.65	15,000,000	14,999,980
Northern Rock PLC
2/28/01	6.65	25,000,000	25,000,000
Svenska Handelsbanken AB
2/2/01	6.66	15,000,000	15,000,131
Toronto Dominion Bank
2/15/01	6.63	30,000,000	30,000,184
Westdeutsche Landesbank Girozentrale
2/20/01	6.67	25,000,000	25,000,000
2/28/01	6.75	25,000,000	25,000,000
5/2/01	6.64	20,000,000	20,000,000
			435,001,361
New York Branch, Yankee Dollar, Foreign Banks - 11.9%
Canadian Imperial Bank of Commerce
1/2/01	6.62 (b)	25,000,000	24,993,031
3/19/01	6.42	10,000,000	10,000,000
Commerzbank AG
3/19/01	6.62	15,000,000	15,000,000
Credit Agricole Indosuez
2/20/01	6.63	10,000,000	10,000,000
2/20/01	6.64	25,000,000	25,000,000
Merita Bank PLC
2/20/01	6.63	5,000,000	5,000,000
3/12/01	6.70	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National Bank of Canada
2/27/01	6.65%	$ 5,000,000	$ 5,000,000
Norddeutsche Landesbank Girozentrale
2/8/01	6.75	10,000,000	9,999,506
5/8/01	7.15	25,000,000	24,998,356
Royal Bank of Canada
1/2/01	6.62 (b)	25,000,000	24,994,516
5/3/01	7.10	25,000,000	24,997,629
Societe Generale
1/22/01	6.59 (b)	10,000,000	9,996,397
1/29/01	6.58 (b)	10,000,000	9,998,279
Svenska Handelsbanken AB
5/2/01	7.00	35,000,000	34,997,803
Toronto Dominion Bank
3/1/01	6.62	15,000,000	15,000,000
			264,975,517
TOTAL CERTIFICATES OF DEPOSIT			709,976,878
Commercial Paper - 53.8%

Amsterdam Funding Corp.
1/24/01	6.67	10,000,000	9,957,769
Aspen Funding Corp.
2/15/01	6.53	10,135,000	10,053,160
Asset Securitization Coop. Corp.
1/29/01	6.58 (b)	20,000,000	19,999,691
Associates Corp. of North America
2/8/01	6.66	5,000,000	4,965,378
2/16/01	6.70	10,000,000	9,916,561
Associates First Capital BV
3/1/01	6.66	5,000,000	4,946,572
AT&T Corp.
1/19/01	6.73 (b)	10,000,000	10,000,000
2/22/01	6.70	20,000,000	19,812,222
3/5/01	7.23	5,000,000	4,937,875
3/8/01	7.25	5,000,000	4,934,733
CBA Finance, Inc.
2/21/01	6.57	16,000,000	15,851,987
Centric Capital Corp.
1/16/01	6.68	27,500,000	27,423,802
1/30/01	6.65	10,000,000	9,946,994
1/31/01	6.68	5,000,000	4,972,583
2/20/01	6.50	14,400,000	14,271,400
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/24/01	6.68	5,000,000	4,978,981
Citicorp
2/6/01	6.65	100,000,000	99,344,003
ConAgra Foods, Inc.
1/29/01	7.14	5,000,000	4,972,583
1/29/01	7.48	5,000,000	4,971,222
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
ConAgra Foods, Inc. - continued
1/30/01	7.52%	$ 5,000,000	$ 4,969,993
Corporate Receivables Corp.
2/23/01	6.65	25,000,000	24,759,292
CXC, Inc.
2/6/01	6.64	25,000,000	24,836,750
2/13/01	6.65	10,000,000	9,921,883
2/20/01	6.65	10,000,000	9,909,306
2/21/01	6.57	10,000,000	9,907,350
Daimler-Chrysler North America Holding Corp.
3/2/01	6.71	5,000,000	4,945,917
3/5/01	6.71	35,000,000	34,602,181
Deutsche Bank Financial, Inc.
2/15/01	6.63	50,000,000	49,592,500
Dominion Resources, Inc.
1/29/01	7.52	5,000,000	4,971,028
Enterprise Funding Corp.
1/29/01	6.64	25,717,000	25,585,386
2/15/01	6.71	11,000,000	10,909,250
2/22/01	6.66	15,000,000	14,858,083
2/27/01	6.64	23,989,000	23,740,974
Falcon Asset Securitization Corp.
1/22/01	6.71	17,846,000	17,776,981
Fleet Funding Corp.
1/31/01	6.68	11,148,000	11,086,593
GE Capital International Funding, Inc.
2/7/01	6.65	10,000,000	9,932,681
2/8/01	6.67	5,000,000	4,965,747
2/9/01	6.63	25,000,000	24,823,417
General Electric Capital Corp.
2/26/01	6.71	25,000,000	24,747,222
3/12/01	6.64	25,000,000	24,685,972
General Electric Capital Services, Inc.
3/19/01	6.40	5,000,000	4,932,625
General Motors Acceptance Corp.
2/14/01	6.60	50,000,000	49,605,222
2/20/01	6.64	5,000,000	4,954,653
3/1/01	6.64	10,000,000	9,893,144
Heller Financial, Inc.
1/30/01	7.50	2,000,000	1,988,046
1/31/01	7.50	5,000,000	4,969,083
Household Finance Corp.
3/14/01	6.42	5,000,000	4,936,800
ING America Insurance Holdings, Inc.
2/7/01	6.65	25,000,000	24,831,958
Jupiter Securitization Corp.
1/17/01	6.52	8,873,000	8,846,578
1/18/01	6.71	5,000,000	4,984,251
1/25/01	6.74	5,000,000	4,977,767
2/7/01	6.66	5,172,000	5,137,182

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Kitty Hawk Funding Corp.
1/16/01	6.64%	$ 50,592,000	$ 50,452,872
1/22/01	6.65	31,528,000	31,406,433
Lehman Brothers Holdings, Inc.
1/2/01	6.90 (b)	14,000,000	14,000,000
Lower Colorado River Auth. Rev.
2/7/01	6.48	10,000,000	10,000,000
New Center Asset Trust
2/16/01	6.65	5,000,000	4,958,281
2/20/01	6.65	5,000,000	4,954,583
2/26/01	6.65	10,000,000	9,898,422
Newport Funding Corp.
1/2/01	7.14	12,596,000	12,593,505
PHH Corp.
1/31/01	7.78	5,000,000	4,967,917
Phillips Petroleum Co.
2/21/01	6.98	5,000,000	4,950,913
Preferred Receivables Funding Corp.
1/22/01	6.70	25,000,000	24,903,458
3/19/01	6.72	21,160,000	20,866,270
Qwest Capital Funding, Inc.
1/26/01	7.14	2,000,000	1,990,208
Sears Roebuck Acceptance Corp.
2/14/01	7.16	5,000,000	4,956,917
2/15/01	7.12	2,000,000	1,982,500
Societe Generale NA
2/20/01	6.64	4,500,000	4,459,219
Tyco International Group SA
1/29/01	7.02	5,000,000	4,973,167
1/31/01	7.35	5,000,000	4,969,750
2/13/01	7.45	5,000,000	4,956,104
UBS Finance, Inc.
3/26/01	6.62	25,000,000	24,622,583
3/30/01	6.62	25,000,000	24,604,611
5/25/01	6.61	25,000,000	24,361,000
Variable Funding Capital Corp.
1/12/01	6.69 (b)	5,000,000	5,000,000
2/7/01	6.63	20,000,000	19,865,361
2/13/01	6.65	5,000,000	4,960,942
2/20/01	6.65	10,000,000	9,909,028
Windmill Funding Corp.
1/22/01	6.64	50,000,000	49,807,500
3/20/01	6.37	25,000,000	24,660,375
WorldCom, Inc.
2/1/01	7.05	5,000,000	4,970,141
TOTAL COMMERCIAL PAPER			1,202,845,391
Bank Notes - 2.7%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
American Express Centurion Bank
1/12/01	6.68% (b)	$ 25,000,000	$ 24,996,500
Bank One NA, Chicago
1/2/01	6.63 (b)	20,000,000	19,997,207
5/2/01	6.64	15,000,000	15,000,000
TOTAL BANK NOTES			59,993,707
Master Notes - 0.4%

Goldman Sachs Group, Inc.
2/15/01	6.72 (c)	10,000,000	10,000,000
Medium-Term Notes - 3.1%

Associates Corp. of North America
3/29/01	6.44 (b)	25,000,000	25,000,000
CIESCO LP
1/15/01	6.68 (b)	5,000,000	5,000,000
CIT Group, Inc.
1/2/01	6.61 (b)	10,000,000	9,997,886
General Motors Acceptance Corp.
1/28/01	6.59 (b)	10,000,000	9,998,075
General Motors Acceptance Corp. Mortgage Credit
1/2/01	6.87	10,000,000	9,998,103
Merrill Lynch & Co., Inc.
1/3/01	6.77 (b)	10,000,000	9,999,748
TOTAL MEDIUM-TERM NOTES			69,993,812
Short-Term Notes - 4.9%

GE Life & Annuity Assurance Co.
1/2/01	6.88 (b)(c)	15,000,000	15,000,000
Jackson National Life Insurance Co.
1/1/01	6.97 (b)(c)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/01	6.96 (b)(c)	5,000,000	5,000,000
1/1/01	6.99 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
3/1/01	6.82 (b)(c)	5,000,000	5,000,000
4/1/01	6.62 (b)(c)	15,000,000	15,000,000
RACERS Series 00 10MM,
1/22/01	6.67 (a)(b)	10,000,000	10,000,000
Strategic Money Market Trust Series 2000 A,
1/13/01	6.73 (b)(c)	17,000,000	17,000,000
Strategic Money Market Trust Series 2000 E,
1/16/01	6.73 (a)(b)	5,000,000	5,000,000
Strategic Money Market Trust Series 2000 M,
3/13/01	6.58 (b)(c)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/01	6.93 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			109,000,000
Repurchase Agreements - 1.7%
	Maturity Amount	Value (Note 1)
In a joint trading account (U.S. Government Obligations) dated 12/29/00 due 1/2/01 At 6.49%	$ 63,045	$ 63,000
With Lehman Commercial Paper, Inc. At 6.85%, dated 12/29/00 due 1/2/01 (Commercial Paper Obligations) (principal amount $37,740,000) 0%, 4/10/01 - 5/8/01	37,028,161	37,000,000
TOTAL REPURCHASE AGREEMENTS		37,063,000
TOTAL INVESTMENT PORTFOLIO - 98.4%	2,198,872,788
NET OTHER ASSETS - 1.6%	34,680,000
NET ASSETS - 100%	$ 2,233,552,788
Total Cost for Income Tax Purposes $ 2,198,872,788
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,000,000 or 0.7% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 6.88%, 1/2/01	4/6/00	$ 15,000,000
Goldman Sachs Group, Inc. 6.72%, 2/15/01	10/19/00	$ 10,000,000
Jackson National Life Insurance Co. 6.97%, 1/1/01	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 6.96%, 1/1/01	9/17/98	$ 5,000,000
6.99%, 1/1/01	3/12/99	$ 5,000,000
New York Life Insurance Co.: 6.62%, 4/1/01	12/20/00	$ 15,000,000
6.82%, 3/1/01	8/28/00	$ 5,000,000
Strategic Money Market Trust: Series 2000 A, 6.73%, 1/13/01	9/7/00	$ 17,000,000
Series 2000 M, 6.58%, 3/13/01	12/11/00	$ 15,000,000
Transamerica Occidental Life Insurance Co. 6.93%, 2/1/01	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $104,000,000 or 4.7% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $8,648,097. The weighted average interest rate was 5.77%. Interest earned from the interfund lending program amounted to $45,488 and is included in interest income on the Statement of Operations.

Income Tax Information
At December 31, 2000, the fund had a capital loss carryforward of approximately $70,000 all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $37,063,000) - See accompanying schedule		$ 2,198,872,788
Receivable for fund shares sold		76,011,777
Interest receivable		13,004,290
Prepaid expenses		75,979
Total assets		2,287,964,834
Liabilities
Payable to custodian bank	$ 165,687
Payable for investments purchased	25,103,155
Payable for fund shares redeemed	27,698,930
Accrued management fee	489,715
Distribution fees payable	43
Other payables and accrued expenses	954,516
Total liabilities		54,412,046
Net Assets		$ 2,233,552,788
Net Assets consist of:
Paid in capital		$ 2,233,623,091
Accumulated net realized gain (loss) on investments		(70,303)
Net Assets		$ 2,233,552,788
Initial Class: Net Asset Value, offering price and redemption price per share ($2,233,341,839 ÷ 2,233,397,081 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($103,059 ÷ 103,061 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($107,890 ÷ 107,893 shares)		$1.00

Statement of Operations

	Year ended December 31, 2000
Investment Income Interest		$ 136,056,007
Expenses
Management fee	$ 5,141,685
Transfer agent fees	1,389,132
Distribution fees	299
Accounting fees and expenses	199,091
Non-interested trustees' compensation	7,142
Custodian fees and expenses	41,144
Registration fees	923
Audit	32,384
Legal	20,154
Miscellaneous	159,265
Total expenses before reductions	6,991,219
Expense reductions	(894)	6,990,325
Net investment income		129,065,682
Net Realized Gain (Loss) on Investments		31,844
Net increase in net assets resulting from operations		$ 129,097,526
Other Information Expense reductions FMR reimbursement, Service Class		$ 13
FMR reimbursement, Service Class 2		357
Custodian credits		524
		$ 894

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 129,065,682	$ 89,685,301
Net realized gain (loss)	31,844	(73,427)
Net increase (decrease) in net assets resulting from operations	129,097,526	89,611,874
Distributions to shareholders from net investment income	(129,065,682)	(89,685,301)
Share transactions - net increase (decrease)	294,030,275	432,074,680
Total increase (decrease) in net assets	294,062,119	432,001,253
Net Assets
Beginning of period	1,939,490,669	1,507,489,416
End of period	$ 2,233,552,788	$ 1,939,490,669
Other Information:
	Year ended December 31, 2000	Year ended December 31, 1999
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 5,928,688,982	$ 3,933,097,969
Reinvestment of distributions from net investment income	128,280,587	88,893,196
Cost of shares redeemed	(5,763,150,248)	(3,589,916,485)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 293,819,321	$ 432,074,680
Service Class A Proceeds from sales of share	$ 100,000	$ -
Reinvestment of distributions from net investment income	3,061	-
Cost of shares redeemed	-	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 103,061	$ -
Service Class 2 B Proceeds from sales of share	$ 102,001	$ -
Reinvestment of distributions from net investment income	5,900	-
Cost of shares redeemed	(8)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 107,893	$ -
Distributions From net investment income Initial Class	$ 129,056,642	$ 89,685,301
Service Class A	3,095	-
Service Class 2 B	5,945	-
Total	$ 129,065,682	$ 89,685,301

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.062	.050	.053	.053	.052
Less Distributions
From net investment income	(.062)	(.050)	(.053)	(.053)	(.052)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	6.30%	5.17%	5.46%	5.51%	5.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794	$ 1,126,155
Ratio of expenses to average net assets	.33%	.27%	.30%	.31%	.30%
Ratio of net investment income to average net assets	6.18%	5.06%	5.33%	5.32%	5.28%

Financial Highlights - Service Class

Years ended December 31,	2000 C
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net investment income	.031
Less Distributions
From net investment income	(.031)
Net asset value, end of period	$ 1.000
Total Return B	3.06%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 103
Ratio of expenses to average net assets	.45% A, D
Ratio of net investment income to average net assets	6.28% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2000 C
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net investment income	.058
Less Distributions
From net investment income	(.058)
Net asset value, end of period	$ 1.000
Total Return B	5.89%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 108
Ratio of expenses to average net assets	.60% A, D
Ratio of net investment income to average net assets	5.94% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Service Class 2	-19.30%	10.34%	9.23%
MSCI EAFE	-14.01%	7.31%	8.34%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 2000, the index included 1,404 equity securities of companies domiciled in 20 countries. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2 on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $24,175 - a 141.75% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,269 - a 122.69% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Nokia AB (Finland)	5.4
TotalFinaElf SA Class B (France)	3.6
Vodafone Group PLC (United Kingdom)	3.3
Sony Corp. (Japan)	2.5
Nikko Securities Co. Ltd. (Japan)	2.3
17.1
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	21.0
Technology	17.2
Utilities	12.6
Health	6.2
Energy	5.8
Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	24.5
United Kingdom	11.3
France	9.4
Finland	7.6
Netherlands	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Richard Mace,
Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months that ended December 31, 2000, the fund lagged the -14.01% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East.

Q. Why did the fund underperform its index during the period?

A. Overweighting technology and telecommunications stocks was the biggest factor in our performance relative to the index. After a period of strong performance in late 1999 and early 2000, technology stocks experienced a global correction due to a number of negative trends. Specifically, growing concerns about the potential effect that weakening global economies might have on demand for technology products hurt our holdings in this sector, particularly our positions in South Korea and Japan. An unforeseen oversupply of semiconductors in the marketplace put pressure on stocks of electronic component manufacturers, such as Hyundai Electronics, Samsung Electronics and Kyocera. Turning to telecommunications, rising costs, increasing competitive pricing pressures and higher-than-expected licensing costs for 3G - or third generation - wireless communications bands sent shares of many European and Japanese telephone companies sharply lower. Elsewhere, the fund's overweighting of Japanese financials such as Nikko Securities and Nomura Securities detracted from performance.

Q. What strategies did you employ?

A. I began significantly reducing our overweighted energy holdings near the end of the period as it became clear to me that many of these stocks had reached unsustainable price levels. I took profits, for example, in some integrated oil producers and shipping stocks, such as TotalFinaElf, Teekay Shipping and Overseas Shipholding Group. For most of the period, overweighting energy and energy services stocks benefited performance as energy prices advanced sharply in response to tight supply and higher demand for oil. However, in the fourth quarter of 2000, I positioned the fund to benefit from a decline in oil prices due to my expectations of excess capacity and a slowdown in capital spending. During the past year, I also began increasing the concentration of the fund, eliminating some of the smaller and less attractive holdings to increase our positions in stocks with the greatest potential for growth. Adopting this strategy boosted the weighting of the fund's top-10 positions to roughly 25% of the fund's net assets, from roughly 19% of net assets a year ago.

Q. What factors contributed positively to the fund's relative performance?

A. Having out-of-benchmark positions in several Canadian stocks, many of which were energy companies, enhanced our performance. Our holdings in Talisman Energy, Rio Alto Exploration and Crestar Energy, the last of which I sold off during the period, all made positive contributions to the fund's return. Our out-of-benchmark positions in several strong-performing American pharmaceutical stocks, such as Bristol-Myers Squibb and Schering-Plough, helped as these stocks rose sharply on investors' flight to safety from weakening technology stocks in the latter half of the period. Additionally, several European banks made positive contributions to the fund, such as Royal Bank of Scotland and Lloyds TSB Group.

Q. What were some of the fund's other top performers? Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, was hurt by the sell-off in the technology sector but still managed to stand out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. Investors also rewarded Swiss foods company Nestle as a defensive play when it became clear that several economies were slowing down. On the down side, Kyocera, the fund's largest detractor, suffered from slowing demand for its electronic components products due to excess inventory at its end markets, and Softbank was hurt by the global correction among stocks of Internet and telephone-related companies. Meanwhile, Vodafone and Nippon Telegraph suffered from overall weakness in the telecommunications sector.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies relative to their estimated growth rates by using a combination of fundamental and historical analysis in partnership with our extensive team of international research analysts. While I will continue to monitor country and industry weightings, my focus will be on bottom-up stock selection. Shareholders in the fund should also be aware that the fund is likely to become more concentrated in its largest holdings in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2000, more than $2.5 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1)
Australia - 1.5%
BHP Ltd.	676,793	$ 7,167,082
Cable & Wireless Optus Ltd. (a)	4,076,100	8,470,861
News Corp. Ltd.	795,751	6,415,741
News Corp. Ltd. sponsored ADR	467,600	13,589,625
WMC Ltd.	682,300	2,918,595
TOTAL AUSTRALIA		38,561,904
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	197,300	5,327,100
Canada - 3.1%
Alcan Aluminium Ltd.	257,600	8,823,212
Canadian Natural Resources Ltd. (a)	548,300	15,177,728
Nortel Networks Corp.	688,352	22,070,286
Rio Alto Exploration Ltd. (a)	571,300	12,422,879
Talisman Energy, Inc. (a)	508,900	18,890,265
TOTAL CANADA		77,384,370
Denmark - 0.2%
Tele Danmark AS Series B	148,300	6,069,079
Finland - 7.6%
Nokia AB	3,183,101	138,464,866
Sampo-Leonia Insurance Co. Ltd. (A Shares)	131,100	7,100,655
Sonera Corp.	221,200	4,021,335
UPM-Kymmene Corp.	1,257,700	43,300,438
TOTAL FINLAND		192,887,294
France - 9.4%
Aventis SA	102,760	8,657,530
AXA SA de CV	162,926	23,634,094
BNP Paribas SA	159,240	14,024,637
Castorama Dubois Investissements SA	96,450	25,074,897
Sanofi-Synthelabo SA	254,400	17,013,878
Suez Lyonnaise des Eaux	49,300	9,032,217
Television Francaise 1 SA	113,340	6,138,735
TotalFinaElf SA Class B	626,944	91,141,982
Vivendi Environment (a)	496,000	21,725,135
Vivendi Universal SA	331,300	21,875,969
TOTAL FRANCE		238,319,074
Germany - 3.6%
Allianz AG (Reg.)	53,900	20,237,362
BASF AG	517,700	23,489,981
Bayerische Hypo-und Vereinsbank AG	111,500	6,333,154
Deutsche Lufthansa AG (Reg.)	383,700	9,921,150
K&S AG	271,150	4,597,375
Muenchener Ruekversicherungs-Gesellschaft AG (Reg.)	27,000	9,691,366
Siemens AG	129,900	17,032,415
TOTAL GERMANY		91,302,803

	Shares	Value (Note 1)
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	7,410,500	$ 40,201,960
Hutchison Whampoa Ltd.	1,370,600	17,089,228
Johnson Electric Holdings Ltd.	3,368,000	5,181,738
TOTAL HONG KONG		62,472,926
Ireland - 0.5%
Bank of Ireland, Inc.	1,360,338	13,518,458
Italy - 1.8%
Banca Intesa Spa	1,999,446	9,588,278
Olivetti Spa	1,883,500	4,515,244
San Paolo IMI Spa	486,500	7,913,669
Telecom Italia Spa	2,058,124	22,703,684
TOTAL ITALY		44,720,875
Japan - 23.0%
Advantest Corp.	36,400	3,405,439
Asahi Chemical Industry Co. Ltd. (a)	527,000	3,031,967
Canon, Inc.	587,000	20,529,860
Credit Saison Co. Ltd.	397,300	8,493,473
Daiwa Securities Group, Inc.	3,116,000	32,503,175
DDI Corp.	1,067	5,140,483
Fujitsu Ltd.	790,000	11,632,072
Furukawa Electric Co. Ltd.	1,176,000	20,513,422
Hitachi Chemical Co. Ltd.	132,000	3,093,119
Hitachi Zosen Corp. (a)	523,000	397,840
Ito-Yokado Co. Ltd.	367,000	18,290,636
JAFCO Co. Ltd.	58,800	5,398,269
Kyocera Corp.	146,900	15,598,944
Matsushita Electric Industrial Co. Ltd.	504,000	11,781,001
Mitsubishi Electric Corp.	1,064,000	6,540,107
Mitsubishi Estate Co. Ltd. (a)	646,000	6,890,968
Mitsui Fudosan Co. Ltd.	288,000	2,858,092
NEC Corp.	1,308,000	23,902,423
Net One Systems Co. Ltd.	135	3,364,082
NGK Insulators Ltd.	359,000	4,749,209
Nikko Securities Co. Ltd.	7,364,000	56,982,952
Nikon Corp.	326,000	3,483,186
Nintendo Co. Ltd.	54,000	8,494,011
Nippon Telegraph & Telephone Corp.	6,400	46,054,037
Nomura Securities Co. Ltd.	2,960,000	53,185,278
NTT DoCoMo, Inc.	1,096	18,878,378
Oki Electric Industry Co. Ltd. (a)	719,000	3,206,173
Omron Corp.	376,000	7,807,992
ORIX Corp.	105,600	10,581,237
Rohm Co. Ltd.	24,300	4,610,562
Softbank Corp.	211,300	7,334,625
Sony Corp.	891,100	61,931,453
Sumitomo Electric Industries Ltd.	172,000	2,818,292
Takeda Chemical Industries Ltd.	477,000	28,193,758
Tokyo Broadcasting System, Inc.	136,000	4,019,236
Tokyo Electron Ltd.	61,600	3,382,426
Toshiba Corp.	2,311,000	15,437,650
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Toyota Motor Corp.	1,058,600	$ 33,784,123
Yamanouchi Pharmaceutical Co. Ltd.	117,000	5,053,598
TOTAL JAPAN		583,353,548
Korea (South) - 2.5%
Hyundai Electronics Industries Co. Ltd. (a)	2,644,380	8,413,938
Kookmin Bank	456,200	5,373,424
Samsung Electronics Co. Ltd.	393,400	49,136,137
TOTAL KOREA (SOUTH)		62,923,499
Marshall Islands - 0.7%
Teekay Shipping Corp.	462,700	17,582,600
Mexico - 0.5%
Telefonos de Mexico SA de CV Series L sponsored ADR	183,700	8,289,463
TV Azteca SA de CV sponsored ADR	395,600	3,931,275
TOTAL MEXICO		12,220,738
Netherlands - 6.4%
ABN AMRO Holding NV	404,000	9,216,868
Akzo Nobel NV	148,000	7,974,172
Heineken NV	94,600	5,743,041
ING Groep NV (Certificaten Van Aandelen)	432,462	34,657,983
Koninklijke Ahold NV	874,103	28,290,695
Koninklijke Philips Electronics NV	509,924	18,742,200
Nutreco Holding NV	123,833	6,602,078
Royal Dutch Petroleum Co. (Hague Registry)	179,400	10,864,912
Unilever NV (Certificaten Van Aandelen)	240,200	15,249,681
United Pan-Europe Communications NV Class A (a)	372,200	3,814,460
Vendex KBB NV	699,457	9,197,595
VNU NV (a)	106,700	5,261,493
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,556,808
TOTAL NETHERLANDS		162,171,986
Norway - 0.4%
DNB Holding ASA	2,101,100	11,375,161
Singapore - 0.4%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	96,000	2,532,000
Overseas Union Bank Ltd.	862,296	4,029,188
United Overseas Bank Ltd.	539,472	4,045,651
TOTAL SINGAPORE		10,606,839
Spain - 2.5%
Banco Santander Central Hispano SA	2,493,268	26,773,285
Telefonica SA (a)	2,182,400	36,180,526
TOTAL SPAIN		62,953,811

	Shares	Value (Note 1)
Sweden - 1.4%
Telefonaktiebolaget LM Ericsson AB (B Shares)	3,207,100	$ 35,879,433
Switzerland - 6.3%
Credit Suisse Group (Reg.)	175,864	33,595,554
Julius Baer Holding AG	982	5,402,431
Nestle SA (Reg.)	18,567	43,529,901
Novartis AG (Reg.)	9,266	16,465,354
The Swatch Group AG (Reg.)	56,300	14,770,762
UBS AG (Reg. D)	108,168	17,745,107
Zurich Financial Services Group AG	48,440	29,353,024
TOTAL SWITZERLAND		160,862,133
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,959,976	16,706,464
United Microelectronics Corp.	10,311,400	14,975,192
TOTAL TAIWAN		31,681,656
United Kingdom - 11.3%
Amvescap PLC	280,900	5,761,560
AstraZeneca PLC	135,900	6,998,850
Barclays PLC	260,100	8,045,105
BBA Group PLC	399,900	2,208,792
Billiton PLC	1,638,900	6,312,099
Carlton Communications PLC	1,076,700	9,820,589
Diageo PLC	632,500	7,081,470
GlaxoSmithKline PLC (a)	1,418,394	39,715,034
Granada Compass PLC (a)	540,214	5,874,853
HSBC Holdings PLC (Reg.)	948,941	13,968,405
Lloyds TSB Group PLC	2,699,200	28,527,910
Misys PLC	762,800	7,515,472
Reed International PLC	537,300	5,614,570
Reuters Group PLC	1,362,600	22,369,348
Rio Tinto PLC (Reg. D)	469,700	8,259,761
Royal Bank of Scotland Group PLC	707,200	16,701,303
SMG PLC	787,200	3,213,986
Vodafone Group PLC	23,066,303	82,606,360
WPP Group PLC	465,700	6,062,118
TOTAL UNITED KINGDOM		286,657,585
United States of America - 3.1%
Alcoa, Inc.	88,400	2,961,400
Bristol-Myers Squibb Co.	336,900	24,909,544
Micron Technology, Inc. (a)	383,000	13,596,500
Overseas Shipholding Group, Inc.	277,000	6,353,688
Pfizer, Inc.	151,500	6,969,000
Phelps Dodge Corp.	50,500	2,818,531
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Schering-Plough Corp.	168,400	$ 9,556,700
VoiceStream Wireless Corp. (a)	124,300	12,507,688
TOTAL UNITED STATES OF AMERICA		79,673,051
TOTAL COMMON STOCKS (Cost $2,127,822,902)		2,288,505,923
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	2,945,250
Government Obligations - 0.1%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.62% to 5.92% 3/1/01 (c) (Cost $1,832,224)	-	$ 1,850,000	1,832,980
Cash Equivalents - 12.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	301,572,259	301,572,259
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	12,539,188	12,539,188
TOTAL CASH EQUIVALENTS (Cost $314,111,447)		314,111,447
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $2,448,788,172)		2,607,395,600
NET OTHER ASSETS - (2.8)%		(70,280,456)
NET ASSETS - 100%		$ 2,537,115,144
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
334 Topix Index Contracts (Japan)	March 2001	$ 37,453,442	$ (1,901,583)

The face value of futures purchased as a percentage of net assets - 1.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,828,026.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,777,940,769 and $3,575,161,069, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $4,717,128, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,278,260 and $36,693,285, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,052 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $14,141,574. The fund received cash collateral of $12,539,188 which was invested in cash equivalents and U.S. Treasury Obligations valued at $3,004,205.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,482,126,185. Net unrealized appreciation aggregated $125,269,415, of which $450,517,405 related to appreciated investment securities and $325,247,990 related to depreciated investment securities.

The fund hereby designates approximately $168,492,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $2,448,788,172) - See accompanying schedule		$ 2,607,395,600
Cash		410,567
Foreign currency held at value (cost $16,542,874)		16,494,649
Receivable for investments sold		14,088,356
Receivable for fund shares sold		1,319,165
Dividends receivable		3,126,047
Interest receivable		1,333,508
Other receivables		47,468
Total assets		2,644,215,360
Liabilities
Payable for investments purchased	$ 5,489,870
Payable for fund shares redeemed	86,891,648
Accrued management fee	1,580,315
Distribution fees payable	24,938
Payable for daily variation on futures contracts	277,318
Other payables and accrued expenses	296,939
Collateral on securities loaned, at value	12,539,188
Total liabilities		107,100,216
Net Assets		$ 2,537,115,144
Net Assets consist of:
Paid in capital		$ 2,113,593,127
Undistributed net investment income		11,909,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		254,959,225
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		156,653,522
Net Assets		$ 2,537,115,144
Initial Class: Net Asset Value, offering price and redemption price per share ($2,267,507,253 ÷ 113,384,526 shares)		$20.00
Service Class: Net Asset Value, offering price and redemption price per share ($257,257,175 ÷ 12,898,922 shares)		$19.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($12,350,716 ÷ 620,451 shares)		$19.91

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,909,899
Special dividend from BCE, Inc.		5,241,627
Interest		13,944,091
Security lending		633,605
		53,729,222
Less foreign taxes withheld		(4,277,376)
Total income		49,451,846
Expenses
Management fee	$ 20,988,116
Transfer agent fees	1,902,696
Distribution fees	240,182
Accounting and security lending fees	1,364,621
Non-interested trustees' compensation	14,579
Custodian fees and expenses	1,343,421
Audit	62,512
Legal	20,798
Miscellaneous	98,289
Total expenses before reductions	26,035,214
Expense reductions	(650,499)	25,384,715
Net investment income		24,067,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	267,186,772
Foreign currency transactions	(1,366,056)
Futures contracts	(207,130)	265,613,586
Change in net unrealized appreciation (depreciation) on:
Investment securities	(846,361,343)
Assets and liabilities in foreign currencies	(136,163)
Futures contracts	(2,351,973)	(848,849,479)
Net gain (loss)		(583,235,893)
Net increase (decrease) in net assets resulting from operations		$ (559,168,762)
Other Information Expense reductions Directed brokerage arrangements		$ 639,759
Custodian credits		10,740
		$ 650,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 24,067,131	$ 24,385,652
Net realized gain (loss)	265,613,586	279,081,035
Change in net unrealized appreciation (depreciation)	(848,849,479)	567,840,640
Net increase (decrease) in net assets resulting from operations	(559,168,762)	871,307,327
Distributions to shareholders From net investment income	(34,503,154)	(31,839,750)
In excess of net investment income	(6,990,235)	-
From net realized gain	(261,723,629)	(51,354,434)
Total distributions	(303,217,018)	(83,194,184)
Share transactions - net increase (decrease)	518,278,056	(16,452,995)
Total increase (decrease) in net assets	(344,107,724)	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $11,909,270 and $10,707,600, respectively)	$ 2,537,115,144	$ 2,881,222,868
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	180,026,822	$ 4,102,377,245	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,118	4,250,326	81,691,268
Redeemed	(178,033,342)	(4,052,515,974)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	13,643,485	$ 334,820,389	(3,705,063)	$ (92,973,275)
Service Class Sold	68,519,615	$ 1,560,576,350	18,969,271	$ 422,534,083
Reinvested	747,241	18,247,616	78,277	1,502,916
Redeemed	(61,639,680)	(1,408,864,371)	(15,508,477)	(347,516,719)
Net increase (decrease)	7,627,176	$ 169,959,595	3,539,071	$ 76,520,280
Service Class 2 A Sold	734,419	$ 15,878,729
Reinvested	421	10,284
Redeemed	(114,389)	(2,390,941)
Net increase (decrease)	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 32,471,354		$ 31,264,560
Service Class		2,030,655		575,190
Service Class 2 A		1,145		-
Total		$ 34,503,154		$ 31,839,750
In excess of net investment income Initial Class		$ 6,578,599		$ -
Service Class		411,405		-
Service Class 2 A		231		-
Total		$ 6,990,235		$ -
From net realized gain Initial Class		$ 245,909,165		$ 50,426,708
Service Class		15,805,556		927,726
Service Class 2 A		8,908		-
Total		$ 261,723,629		$ 51,354,434
		$ 303,217,018		$ 83,194,184

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Income from Investment Operations
Net investment income D	.19 G	.24	.23	.30	.32 H
Net realized and unrealized gain (loss)	(4.93)	7.95	2.13	1.70	1.88
Total from investment operations	(4.74)	8.19	2.36	2.00	2.20
Less Distributions
From net investment income	(.31)	(.31)	(.38)	(.33)	(.20)
In excess of net investment income	(.06)	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)
Net asset value, end of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Total Return B, C	(19.07)%	42.55%	12.81%	11.56%	13.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601
Ratio of expenses to average net assets	.89%	.91%	.91%	.92%	.93%
Ratio of expenses to average net assets after expense reductions	.87% F	.87% F	.89% F	.90% F	.92% F
Ratio of net investment income to average net assets	.84%	1.10%	1.19%	1.55%	1.84%
Portfolio turnover rate	136%	78%	84%	67%	92%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.17 G	.22	.15	.01
Net realized and unrealized gain (loss)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.30)	(.31)	(.38)	-
In excess of net investment income	(.06)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(19.18)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 257,257	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	.99%	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.97% F	.98% F	.97% F	1.01% A, F
Ratio of net investment income to average net assets	.74%	1.00%	.80%	.31% A
Portfolio turnover rate	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.12 G
Net realized and unrealized gain (loss)	(3.68)
Total from investment operations	(3.56)
Less Distributions
From net investment income	(.30)
In excess of net investment income	(.06)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 19.91
Total Return B, C	(15.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,351
Ratio of expenses to average net assets	1.15% A
Ratio of expenses to average net assets after expense reductions	1.13% A, F
Ratio of net investment income to average net assets	.58% A
Portfolio turnover rate	136%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class'expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Dynamic Capital Appreciation Portfolio, and Mid Cap Portfolio(the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. Each fund commenced sale of Service Class 2 shares on January 12, 2000, except for Dynamic Capital Appreciation Portfolio. The commencement of operations for Dynamic Capital Appreciation Portfolio's Initial Class, Service Class and Service Class 2 shares was September 25, 2000. On April 20, 2000, the Board of Trustees of Money Market Portfolio, Investment Grade Bond Portfolio and Index 500 Portfolio approved the creation of Service Class, a new class of shares of Money Market Portfolio, Investment Grade Bond Portfolio and Index 500 Portfolio and became available on July 7, 2000. The Service Class shares are subject to an annual distribution and service fee of .10% of the class' average net assets. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day. High Income and Balanced Portfolios. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation and Mid Cap Portfolios. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the funds are not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Dynamic Capital Appreciation Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income.

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Grade Bond, High Income, Balanced, Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation, Mid Cap and Overseas Portfolios. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees of certain funds must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, redemptions in kind, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the Equity-Income Portfolio, Balanced Portfolio, Asset Manager: Growth Portfolio, Asset Manager Portfolio, High Income Portfolio and Investment Grade Bond Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock markets and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Loans and Other Direct Debt Instruments. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the following funds held investments in loans or other direct debt instruments:

	Value	% of Net Assets
High Income	$ 33,422,863	2.0%
Balanced	$ 475,000	0.2%
Asset Manager	$ 159,732,463	3.8%
Asset Manager: Growth	$ 23,375,520	4.7%
Equity-Income	$ 2,041,060	0.0%

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annual rate of .25%. The income-based portion of this fee was equal to $1,899,560, or an annual rate of .09% of the fund's average net assets.

For Index 500 Portfolio, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period for the Investment Grade Bond and High Income Portfolios and .2167% to .5200% for the period for the Balanced, Asset Manager, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Dynamic Capital Appreciation, Mid Cap, and Overseas Portfolios. The annual individual fund fee rate is .45% for High Income and Overseas Portfolios, .30% for Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, Growth, Mid Cap and Dynamic Capital Appreciation Portfolios, .25% for the Asset Manager Portfolio, .20% for Equity-Income and Growth & Income Portfolios, and .15% for Balanced Portfolio. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, each fund's management fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Money Market	.25%
Investment Grade Bond	.43%
High Income	.58%
Balanced	.43%
Asset Manager	.53%
Asset Manager: Growth	.58%
Equity-Income	.48%
Growth & Income	.48%
Index 500.24%
Growth Opportunities	.58%
Contrafund	.57%
Growth	.57%
Dynamic Capital Appreciation	.58%*
Mid Cap	.57%
Overseas	.72%

* Annualized

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for each fund except Money Market and Investment Grade Bond Portfolios. FMRC is a wholly owned subsidiary of FMR. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMRC will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

FMR, on behalf of Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

FMR and Index 500 Portfolio have entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets. Under a separate securities lending agreement with Bankers Trust, the fund receives at least 70% of net income from the securities lending program. Bankers Trust retains no more than 30% of net income under this agreement. For the period, Bankers Trust retained $122,843.

As Money Market and Investment Grade Bond Portfolio's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Money Market
Service Class	$ 50
Service Class 2	$ 249
Investment Grade Bond
Service Class	$ 49
Service Class 2	$ 323
High Income
Service Class	$ 251,008
Service Class 2	$ 3,914
Balanced
Service Class	$ 28,151
Service Class 2	$ 3,595
Asset Manager
Service Class	$ 27,618
Service Class 2	$ 3,721
Asset Manager: Growth
Service Class	$ 12,530
Service Class 2	$ 2,497
Equity-Income
Service Class	$ 499,249
Service Class 2	$ 34,494
Growth & Income
Service Class	$ 160,561
Service Class 2	$ 10,206
Index 500
Service Class	$ 47
Service Class 2	$ 296
Growth Opportunities
Service Class	$ 355,012
Service Class 2	$ 20,287
Contrafund
Service Class	$ 1,071,117
Service Class 2	$ 81,919
Growth
Service Class	$ 1,579,773
Service Class 2	$ 41,245
Dynamic Capital Appreciation
Service Class	$ 162
Service Class 2	$ 552
Mid Cap
Service Class	$ 138,312
Service Class 2	$ 62,748
Overseas
Service Class	$ 230,223
Service Class 2	$ 9,959

Transfer Agent Fees. Fidelity Investment Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives asset-based fees with respect to each account in a fund. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Money Market
Initial Class	$ 1,388,638
Service Class	$ 51
Service Class 2	$ 443
Investment Grade Bond
Initial Class	$ 428,996
Service Class	$ 34
Service Class 2	$ 1,338
High Income
Initial Class	$ 1,194,719
Service Class	$ 163,140
Service Class 2	$ 2,370
Balanced
Initial Class	$ 179,211
Service Class	$ 18,687
Service Class 2	$ 1,178
Asset Manager
Initial Class	$ 2,943,997
Service Class	$ 19,014
Service Class 2	$ 1,254
Asset Manager: Growth
Initial Class	$ 351,706
Service Class	$ 8,765
Service Class 2	$ 857
Equity-Income
Initial Class	$ 6,359,617
Service Class	$ 332,004
Service Class 2	$ 11,455
Growth & Income
Initial Class	$ 694,394
Service Class	$ 108,721
Service Class 2	$ 3,195
Index 500
Initial Class	$ 3,079,505
Service Class	$ 31
Service Class 2	$ 287
Growth Opportunities
Initial Class	$ 770,752
Service Class	$ 233,505
Service Class 2	$ 6,872
Contrafund
Initial Class	$ 5,860,577
Service Class	$ 717,389
Service Class 2	$ 25,090

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Growth
Initial Class	$ 11,533,243
Service Class	$ 1,056,210
Service Class 2	$ 12,070
Dynamic Capital Appreciation
Initial Class	$ 157
Service Class	$ 372
Service Class 2	$ 602
Mid Cap
Initial Class	$ 146,510
Service Class	$ 98,684
Service Class 2	$ 18,965
Overseas
Initial Class	$ 1,743,958
Service Class	$ 155,637
Service Class 2	$ 3,101

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records and administers the security lending program, as applicable. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in one or more open-end money market funds managed by FIMM, an affiliate of FMR. These funds (collectively referred to as the "Central Funds") are available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for Asset Manager and Asset Manager: Growth Portfolios' strategic allocation to money market investments. The Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund are principally used for allocations of available cash. Income distributions from the Central Funds are recorded as interest income in the accompanying financial statements except for distributions from the Fidelity Securities Lending Cash Central Fund, which are recorded as security lending income.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR, or in the case of Index 500 Portfolio, Bankers Trust. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse Money Market, Index 500, Dynamic Capital Appreciation and Investment Grade Bond Portfolios' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

Money Market	FMR Expense Limitations
Service Class	0.45%
Service Class 2	0.60%
Investment Grade Bond
Service Class 2	1.05%
Index 500
Initial Class	0.28%
Service Class	0.38%
Service Class 2	0.53%
Dynamic Capital Appreciation
Initial Class	1.50%
Service Class	1.60%
Service Class 2	1.75%

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through arrangements with certain fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were each record owners of 10% or more of the total outstanding shares of the following funds:

Beneficial Interest
	FILI	Unaffiliated Insurance Companies
Fund	% of Ownership	# of	% Ownership
Money Market	63%	-	-
Investment Grade Bond	38%	-	-
High Income	11%	2	60%
Balanced	38%	1	49%
Asset Manager	19%	1	21%
Asset Manager: Growth	62%	1	10%
Equity-Income	12%	1	29%
Growth & Income	37%	4	53%
Index 500	29%	-	-
Growth Opportunities	14%	1	63%
Contrafund	19%	2	33%
Growth	13%	1	28%
Dynamic Capital Appreciation	33%	1	67%
Mid Cap	58%	1	18%
Overseas	13%	2	43%

9. Transactions with Affiliated Companies.

An affiliated company is a company which a fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included at the end of each applicable fund's schedule of investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of Dynamic Capital Appreciation Portfolio, (the Fund), a fund of Variable Insurance Products III (the Trust), including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the period September 25, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Capital Appreciation Portfolio as of December 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 25, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio:

We have audited the accompanying statements of assets and liabilities of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio (the Funds), funds of Variable Insurance Products Fund II(the Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Contrafund Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio (the Funds), funds of Variable Insurance Products Fund III (the Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2001

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Overseas Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio(funds of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Money Market Portfolio's, Equity-Income Portfolio's, Growth Portfolio's, High Income Portfolio's, Overseas Portfolio's and Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

Annual Report

Distributions

The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Asset Manager	2/2/01	2/2/01	$0.64	$0.24
Asset Manager: Growth	2/2/01	2/2/01	$0.38	$0.47
Equity-Income	2/2/01	2/2/01	$0.41	$1.18
Growth & Income	2/2/01	2/2/01	$0.19	$0.61
Contrafund	2/2/01	2/2/01	$0.16	$0.60
Growth	2/2/01	2/2/01	$0.03	$2.82
Overseas	2/2/01	2/2/01	$0.93	$1.47

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Investment Grade Bond	12.26%
Balanced	12.83%
Asset Manager	8.45%
Index 500	7.27%
Growth Opportunities	29.70%

A percentage of the dividends distributed during the fiscal year for the Service Class 2 of the following funds qualifies for the dividends-received deduction for corporate shareholders:

High Income	2%
Balanced	28%
Asset Manager	18%
Asset Manager: Growth	28%
Equity-Income	71%
Growth & Income	29%
Index 500	100%
Growth Opportunities	88%
Contrafund	8%
Growth	9%
Mid Cap	77%

For Overseas Portfolio, the amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.346 and $.028, respectively.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.
Asset Manager, Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Asset Manager: Growth, Balanced, Contrafund, Dynamic Capital Appreciation, Growth & Income, Growth Opportunities, High Income, Mid Cap, and Overseas Portfolios

Bankers Trust Index 500 Portfolio

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President - Contrafund,
Growth, Growth Opportunities, and Mid Cap Portfolios
Richard A. Spillane, Jr., Vice President - Balanced,
Equity-Income, Growth & Income, and Overseas Portfolio
Robert A. Lawrence, Vice President - Asset Manager, Asset Manager: Growth, High Income, and Index 500 Portfolios
John Avery, Vice President - Balanced Portfolio
Dwight D. Churchill, Vice President -
Investment Grade Bond and Money Market Portfolios
Barry J. Coffman, Vice President - High Income Portfolio
William Danoff, Vice President - Contrafund Portfolio
Bettina Doulton, Vice President - Growth Opportunities Portfolio
Robert Duby, Vice President - Money Market Portfolio
David Felman, Vice President - Mid Cap Portfolio
Kevin E. Grant, Vice President -
Balanced and Investment Grade Bond Portfolios
Boyce I. Greer, Vice President - Money Market Portfolio
Bart A. Grenier, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
Richard R. Mace, Jr., Vice President - Overseas Portfolio
Charles S. Morrison II, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
David L. Murphy, Vice President - Investment Grade Bond Portfolio
Stephen R. Petersen, Vice President - Equity-Income Portfolio
Louis Salemy, Vice President - Growth & Income Portfolio
J. Fergus Shiel, Vice President -
Dynamic Capital Appreciation Portfolio
Steven J. Snider, Vice President -
Asset Manager and Asset Manager: Growth Portfolios

John J. Todd, Vice President -
Asset Manager and Asset Manager: Growth Portfolios
Jennifer Uhrig, Vice President - Growth Portfolio
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President -
Investment Grade Bond and Money Market Portfolios
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income, Investment Grade Bond, and Money Market Portfolios

The Chase Manhattan Bank, New York, NY Asset Manager,
Asset Manager: Growth, Balanced, Equity-Income,
Growth & Income, and Overseas Portfolios
Brown Brothers Harriman & Co., Boston, MA Contrafund,
Growth, Growth Opportunities, and Mid Cap Portfolios

Bankers Trust, New York, NY Index 500 Portfolio

State Street Bank & Trust Co., Quincy, MA
Dynamic Capital Appreciation Portfolio

* Independent trustees

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